                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 43

                                     PART A

The following Prospectuses are included in this Post-Effective Amendment No. 43

     .    Acadian Portfolios Institutional Class Shares
     . C & B Equity, C & B Balanced, C & B Equity Portfolio for Taxable Investors, and C & B Mid Cap Equity Portfolios Institutional Class Shares
     .    DSI Portfolios Institutional Class Shares
     .    DSI Disciplined Value Portfolio Institutional Service Class Shares
     .    FMA Small Company Portfolio Institutional Class Shares
     .    FMA Small Company Portfolio Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares
     .    ICM Equity and ICM Small Company Portfolios Institutional Class Shares
     .    McKee Portfolios Institutional Class Shares
     .    NWQ Portfolios Institutional Class Shares
     .    NWQ Portfolios Institutional Service Class Shares
     .    Rice, Hall, James Portfolios Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     .    Sirach Portfolios Institutional Class Shares
     .    Sirach Portfolios Institutional Service Class Shares
     .    Sterling Partners' Portfolios Institutional Class Shares
     .    Sterling Partners' Portfolios Institutional Service Class Shares
     .    TS&W Portfolios Institutional Class Shares



The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

     . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

     . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

  [LOGO OF UAM FUNDS APPEARS HERE]

  Acadian Emerging
  Markets Portfolio
             &
  Acadian International
  Equity Portfolio

  Institutional
  Class Shares





                    January 3, 1997

             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

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                     ACADIAN EMERGING MARKETS PORTFOLIO &
                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                          INSTITUTIONAL CLASS SHARES
              INVESTMENT ADVISER: ACADIAN ASSET MANAGEMENT, INC.

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                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. The Acadian Portfolios currently offer only one class of shares. The securi-ties offered in this Prospectus are Institutional Class Shares of two no-load Portfolios of the Fund managed by Acadian Asset Management, Inc.: the Acadian Emerging Markets Portfolio, a non-diversified Portfolio and the Acadian Inter-national Equity Portfolio, a diversified Portfolio.

  ACADIAN EMERGING MARKETS PORTFOLIO. The objective of the Acadian Emerging Markets Portfolio (the "Emerging Markets Portfolio") is to seek long-term cap-ital appreciation by investing primarily in common stocks of emerging country issuers.

  Investment in emerging country and emerging market equity securities in-volves certain risk considerations which are not normally involved in invest-ment in securities of U.S. companies.

  ACADIAN INTERNATIONAL EQUITY PORTFOLIO. The objective of the Acadian Inter-national Equity Portfolio (the "International Equity Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

  There can be no assurance that either Portfolio will meet its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS THE  SECU-
   RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION  PASSED
    UPON THE ACCURACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE  CON-
     TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Prospectus Summary..........................................................   3
Risk Factors................................................................   4
Financial Highlights........................................................   5
Investment Objectives.......................................................   7
Investment Policies.........................................................   7
Other Investment Policies...................................................  18
Investment Limitations......................................................  23
Purchase of Shares..........................................................  24
Redemption of Shares........................................................  27
Shareholder Services........................................................  29
Valuation of Shares.........................................................  29
Performance Calculations....................................................  30
Dividends, Capital Gains Distributions and Taxes............................  31
Investment Adviser..........................................................  32
Administrative Services.....................................................  35
Distributor.................................................................  36
Portfolio Transactions......................................................  36
General Information.........................................................  37
UAM Funds -- Institutional Class Shares.....................................  39

                                 FUND EXPENSES

                          ACADIAN INSTITUTIONAL CLASS

  The following table illustrates expenses and fees that a shareholder of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                             EMERGING    INT'L
                                                              MARKETS   EQUITY
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
   Sales Load Imposed on Purchases..........................   NONE      NONE
   Sales Load Imposed on Reinvested Dividends...............   NONE      NONE
   Deferred Sales Load......................................   NONE      NONE
   Redemption Fees..........................................      1%*       1%*
   Exchange Fees............................................   NONE      NONE

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* A 1% redemption fee is charged on shares held less than 90 days.

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       EMERGING     INT'L
                                                        MARKETS    EQUITY
                                                       PORTFOLIO  PORTFOLIO
                                                       ---------  ---------
   Investment Advisory Fees...........................   1.00 %      0.75 %*
   Administrative Fees................................   0.21 %      0.79 %
   12b-l Fees.........................................   NONE        NONE
   Distribution Costs.................................   NONE        NONE
   Other Expenses.....................................   0.60 %      0.75 %
   Advisory Fees Waived and Expenses Assumed..........    --        (1.29)%
                                                         ----       -----
   Total Operating Expenses (After Fee Waiver and
     Expenses Assumed)................................   1.81 %+     1.00 %**+

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 * The Adviser's fee is as follows: 0.75% for the first $50 million in net as-sets, 0.65% for the next $50 million, 0.50% for the next $100 million and 0.40% over $200 million.
** Absent fee waivers and expenses assumed by the Adviser, annualized Total
   Operating Expenses of the International Equity Portfolio for the fiscal year ended October 31, 1996 would have been 2.29%.
 + The Total Operating Expenses includes the effect of expense offsets. If ex-pense offsets were excluded, Total Operating Expenses of the Emerging Mar-kets and International Equity Portfolios would be 1.81% and 1.01%, respec-tively.

  This table shows the various expenses and fees an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolios' operations during the fiscal year ended October 31, 1996, except that Advisory Fees Waived and Expenses Assumed have been restated to reflect the Portfolios' current expense caps and Administrative Fees have been re-stated to reflect current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.)

  The Adviser has agreed to waive all or part of its advisory fee and to as-sume expenses otherwise payable by the Portfolios to reduce operating expenses for the Emerging Markets Portfolio to keep total annual operating expenses from exceeding 2.5% of average daily net assets. Effective January 1, 1996 un-til further notice, the Adviser has voluntarily agreed to waive all or part of its advisory fee and to assume operating expenses to keep the International Equity Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Emerging Markets Portfolio...................  $19     $57     $99     $214
   International Equity Portfolio...............  $10     $32     $55     $123

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Acadian Asset Management, Inc. (the "Adviser"), an investment counseling firm founded in 1986, serves as investment adviser to the Fund's Acadian Emerging Markets Portfolio and the Acadian International Equity Portfolio. The Adviser presently manages approximately $4 billion in assets for primarily in-stitutional clients. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolios are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $100,000. The minimum for subsequent investments is $1,000. Certain exceptions to the initial and mini-mum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in the form of annual dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolios' shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time at the net asset value of the Portfolio next determined after receipt of the redemption request. Shares held 90 days or more may be redeemed without cost. Shares held less than 90 days will be subject to a 1% redemption fee which is retained by the Fund for the benefit of the remaining shareholders and is intended to encour-age long-term investment in the Portfolios, to avoid transaction and other ex-penses caused by early redemption and to facilitate portfolio management. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Portfolios will invest in foreign secu-rities which may involve greater risks than investing in domestic securities such as foreign currency risks. (See "FOREIGN INVESTMENTS"); (2) The Emerging Markets Portfolio may invest in securities rated lower than Baa by Moody's In-vestor Services, Inc. or BBB by Standard & Poor's Corporation. These securi-ties carry a high degree of credit risk, are considered speculative by the ma-jor credit rating agencies, and are sometimes referred to as "junk bonds". The International Equity Portfolio may not buy junk bonds but may hold previously higher rated bonds which are downgraded after purchase by the Portfolio, if the Adviser believes it advisable. (See "INVESTMENT POLICIES"); (3) The Port-folios may engage in various strategies to seek to hedge their investments against movements in the equity markets, interest rates and currency exchange rates by using derivative instruments and transactions, such as foreign cur-rency exchange contracts, options, futures contracts and options, and swap transactions. Such hedging strategies may be unsuccessful. Options and futures transactions in foreign markets are also subject to the risk factors associ-ated with foreign investments generally. There can be no assurance that a liq-uid secondary market for options and futures contracts will exist at any spe-cific time. (See "INVESTMENT POLICIES"); (4) The Emerging Markets Portfolio is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), meaning that it may invest more than 5% of its as-sets in the securities of one or more issuers. (See "INVESTMENT POLICIES");
(5) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transac-tion costs and the realization of capital gains. (See "INVESTMENT POLICIES");
(6) The Portfolios may use various investment practices that involve special considerations, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES")

                             FINANCIAL HIGHLIGHTS

  The following tables provide selected per share information for a share out-standing throughout the periods presented for the Portfolios. The tables are part of the Portfolios' Financial Statements, which are included in the Port-folios' 1996 Annual Reports to Shareholders. The Financial Statements are in-corporated into the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Finan-cial Statements is also incorporated into the Portfolios' SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Reports to Shareholders.

                          EMERGING MARKETS PORTFOLIO

                                   JUNE 17, 1993**      YEARS ENDED
                                         TO             OCTOBER 31,
                                     OCTOBER 31,   ----------------------------
                                        1993        1994      1995       1996
                                   --------------- ------    -------    -------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................      $10.00      $11.34    $ 14.00    $ 11.23
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)....       (0.01)      (0.03)      0.05       0.13
 Net Realized and Unrealized Gain
  (Loss).........................        1.35        2.74      (2.82)      0.84
 Total from Investment
  Operations.....................        1.34        2.71      (2.77)      0.97
DISTRIBUTIONS:
 Net Investment Income...........         --          --         --       (0.02)
 Net Realized Gain...............         --        (0.05)       --       (0.06)
 Total Distributions.............         --        (0.05)       --       (0.08)
Net Asset Value, End of Period...      $11.34      $14.00    $ 11.23    $ 12.12
TOTAL RETURN.....................       13.40 %+    23.97 %+  (19.79)%+    8.72%
RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period
  (Thousands)....................      $3,927      $5,558    $33,944    $69,649
 Ratio of Expenses to Average Net
  Assets ........................        2.43 %*     2.07 %     1.78 %     1.79%
 Ratio of Net Investment Income
  (Loss) to Average Net Assets ..       (0.37)%*    (0.25)%     0.86 %     1.29%
 Portfolio Turnover Rate.........           2 %         9 %       21 %       11%
Average Commission Rate # .......         N/A         N/A        N/A    $0.0004
Voluntary Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.......................      $ 0.04      $ 0.12    $  0.02        N/A
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................         N/A         N/A       1.77%      1.79%

-----------
 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                        INTERNATIONAL EQUITY PORTFOLIO

                                     MARCH 29, 1993**      YEARS ENDED
                                            TO             OCTOBER 31,
                                       OCTOBER 31,    -------------------------
                                           1993        1994     1995     1996
                                     ---------------- ------   ------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................       $10.00      $11.77   $12.37   $ 11.54
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss...............        (0.04)      (0.04)   (0.01)     0.17
 Net Realized and Unrealized Gain
  (Loss)...........................         1.81        0.95    (0.56)     1.44
 Total from Investment Operations..         1.77        0.91    (0.57)     1.61
DISTRIBUTIONS:
 Net Realized Gain.................          --        (0.31)   (0.26)    (0.21)
 Net Asset Value, End of Period....       $11.77      $12.37   $11.54   $ 12.94
TOTAL RETURN+......................        17.70%       8.02%   (4.58)%   14.13%
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD
 (THOUSANDS).......................       $2,264      $2,427   $2,475   $17,079
 Ratio of Expenses to Average Net
  Assets...........................         2.50%*      2.50%    2.54%#    1.06%
 Ratio of Net Investment Income
  (Loss) to Average Net Assets.....        (0.76)%*    (0.38)%  (0.11)%    1.87%
 Portfolio Turnover Rate...........           44%         56%      76%       80%
 Average Commission Rate#..........          N/A         N/A      N/A   $0.0043
 Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per
  Share............................       $ 0.14      $ 0.21   $ 0.46   $  0.11
 Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets..........................          N/A         N/A     2.50%     1.05%

-----------
 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  EMERGING MARKETS PORTFOLIO. The objective of the Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

  INTERNATIONAL EQUITY PORTFOLIO. The objective of the International Equity Portfolio is to provide maximum long-term total return consistent with reason-able risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

  THE INVESTMENT OBJECTIVES OF EACH PORTFOLIO ARE FUNDAMENTAL AND MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PORTFO-LIO WILL ACHIEVE ITS STATED OBJECTIVE.

                              INVESTMENT POLICIES

  EMERGING MARKETS PORTFOLIO. The Portfolio seeks to achieve its investment objective by investing primarily in common stocks of emerging country issuers. Common stocks for this purpose include common stock and equivalents, such as securities convertible to common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Under normal conditions, at least 65% of the Portfolio's total assets will be in-vested in emerging country equity securities. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (the World Bank) and the International Finance Corporation. There are over 130 countries which, in the opinion of the Advis-er, are generally considered to be emerging or developing countries by the in-ternational financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world ex-cept the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging countries is not feasi-ble or may involve unacceptable political risks. The Portfolio will focus its investments on those emerging market countries in which it believes the econo-mies are developing and in which the markets are becoming more sophisticated. The Portfolio intends to invest primarily in some or all of the following countries:

  Argentina                       Ireland                     Poland
  Botswana                        Jamaica                     Portugal
  Brazil                          Jordan                      Singapore
  Chile                           Kenya                       South Africa
  China                           Korea                       Sri Lanka
  Colombia                        Luxembourg                  Taiwan
  Czech Republic                  Malaysia                    Thailand
  Egypt                           Mexico                      Turkey
  Greece                          Nigeria                     Venezuela
  Hungary                         Pakistan                    Zimbabwe
  India                           Peru
  Indonesia                       Philippines

  The Portfolio will generally invest in a representative portfolio within each country rather than attempting to predict the relative performance of one security over another within each country. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanc-tioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other ap-propriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

  An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from ei-ther goods produced, sales made or services performed in emerging countries, or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. (See "FOR-EIGN INVESTMENTS").

  To the extent that the Portfolio's assets are not invested in emerging coun-try common stocks, the remainder of the assets may be invested in (i) debt se-curities denominated in the currency of an emerging country or issued or guar-anteed by an emerging country company or the government of an emerging coun-try, (ii) equity or debt securities of corporate or governmental issuers lo-cated in industrialized countries, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

  The Portfolio's assets may be invested in debt securities when the Adviser believes that such debt securities offer opportunities for long-term capital apprecia-tion. In making such investment decisions, the Adviser considers, generally, the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifical-ly, the prospects for appreciation of selected debt issues. It is likely that many of the debt securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative char-acteristics. When deemed appropriate by the Adviser, the Portfolio may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general eco-nomic difficulty, which may follow periods of rising interest rates. Securi-ties in the lowest quality category may present the risk of default, or may be in default. When economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate, the Portfolio may invest less than 65% of its total assets in emerging country equity securities in which case the Portfolio may invest in other equity securities without regard to whether they qualify as emerging country or emerging market equity securi-ties or in debt securities of the kind described under "Temporary Investments" below.

  The Portfolio may invest directly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs may not necessarily be denominated in the same currency as the underlying se-curities into which they may be converted. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR.

  The Portfolio intends to purchase and hold securities for long-term capital appreciation and normally does not expect to trade for short-term gain. Ac-cordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities. However, the U.S. federal tax requirement that the Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Portfolio's ability to dispose of its securities.

  Investment Funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their compa-nies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Portfolio may invest in these investment funds subject to the provisions of the 1940 Act and other applicable law as discussed below under "Investment Restrictions." If the Portfolio invests in such investment funds, the Portfo-lio's shareholders will bear not only their proportionate share of the ex-penses of the Portfolio (including operating expenses and the fees of the Ad-viser), but also will indirectly bear similar expenses of the underlying in-vestment funds.

  Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. (See "Investment Objectives and Policies-- Forward Foreign Currency Exchange Contracts" in the SAI).

  Foreign Currency Futures Contracts and Options. As another means of reducing the risks associated with investing in securities denominated in foreign cur-rencies, the Portfolio may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase foreign currency options. These investment techniques are designed primarily to hedge against antici-pated future changes in currency prices which otherwise might adversely affect the value of the Portfolio's portfolio securities. The Portfolio will incur brokerage fees when it purchases or sells futures contracts or options, and it will be required to maintain margin deposits. As set forth below, futures con-tracts and options entail risks, but the Adviser believes that use of such contracts and options may benefit the Portfolio by diminishing currency risks. The Portfolio will not enter into any futures contract or option if immedi-ately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 10% of the value of its total assets. In addition, the Portfolio may enter into a futures con-tract only if immediately thereafter not more than 5% of its total assets are required as deposit to secure obligations under such contracts.

  Writing Covered Options. The Portfolio is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract.

  The Portfolio also may write covered put options which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio maintains liquid securities with its Cus-todian equal to or greater than the exercise price of the underlying security. The Portfolio will receive a premium for writing a put option which increases the Portfolio's return. The Portfolio will not write put options if the aggre-gate value of the obligations underlying the put shall exceed 50% of the Port-folio's net assets.

  Purchasing Options. The Portfolio is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Portfolio has a right to sell the underlying security at the exer-cise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the security until the put option expires. The Portfolio will not purchase options on securities (including stock index options dis-cussed below) if as a result of such purchase, the aggregate cost of all out-standing options on securities held by the Portfolio would exceed 5% of the market value of the Portfolio's total assets.

  Stock Index Options and Futures. The Portfolio may engage in transactions in stock index options and futures and related options on such futures. The Port-folio may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Portfolio invests. Options on indices are similar to options on se-curities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified mul-tiple. The Portfolio may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

  The Portfolio may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Portfo-lio may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

  The Portfolio may sell futures contracts in anticipation of or during a mar-ket decline to attempt to offset the decrease in market value of the Portfo-lio's securities that might otherwise result. When the Portfolio is not fully invested in the securities markets and anticipates a significant market ad-vance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset in-creases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Portfolio experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Portfolio also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activi-ties. Generally, these strategies are utilized under the same market and mar-ket sector conditions (i.e., conditions relating to specific types of invest-ments) in which the Portfolio enters into futures transactions. The Portfolio may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Portfolio may purchase call options, or write put options on futures contracts and stock in-dices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

  The Portfolio may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC op-tions"). Exchange-traded contracts are third-party contracts (i.e., perfor-mance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. (See "Restrictions on OTC Options.")

  Swap Transactions. The Portfolio may enter into interest rate and equity in-dex swaps. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its port-folio or to protect against any increase in the price of securities the Port-folio anticipates purchasing at a later date. The Portfolio intends to use swap transactions as a hedge and not as a speculative investment (See "Invest-ment Objectives and Policies -- Swap Contracts" in the SAI.) The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

  In a standard equity index swap, one party agrees to pay another party the return on a stock index in return for a specified interest rate, usually a floating rate based on the London Interbank Offered Rate ("LIBOR"). The Portfolio expects to enter into these transactions primarily to gain exposure to markets where there are limitations on direct foreign ownership or to minimize transaction costs in illiquid markets. By entering into an equity swap as the index re-ceiver, the Portfolio can gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. An equity index swap involves not only the risk associated with investment in se-curities represented on an index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the inter-est rate that a Portfolio will be committed to pay.

  There is no assurance that swap contract counterparties will be able to meet their obligations pursuant to swap contracts or that, in the event of default, the Portfolio will succeed in pursuing contractual remedies. Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated prior to the maturity date only under limited circumstances, such as upon default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Portfolio bears the risk of loss of the amount ex-pected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap transactions only with counterparties deemed by the Adviser to be credit-worthy under procedures adopted by the Fund's Board of Directors.

  The use of swaps may involve investment techniques and risks different from those associated with other portfolio transactions. If the Adviser is incor-rect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.

  Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. Generally, swap agreements are illiquid. The Portfolio will not invest in swaps, if as a re-sult, the total value of such investments together with that of all other il-liquid assets which the Portfolio owns would exceed 15% of the Portfolio's net assets.

  Non-Publicly Traded Securities, Private Placements and Restricted Securi-ties. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter including privately-placed securi-ties. Such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the ab-sence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices real-ized from these sales could be less than those originally paid by the Portfo-lio or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdic-tions before being resold, the Portfolio may be required to bear the expenses of registration.

  As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. Nevertheless, to the extent it can do so, consistent with the foregoing limit, the Portfolio may invest up to 25% of its total assets in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933 but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Fund's Board of Directors may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of 144A securities.

  Restrictions on OTC Options. The Portfolio will engage in OTC options, in-cluding over-the-counter stock index options, over-the-counter foreign cur-rency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having cap-ital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. The Portfolio will acquire only those OTC options for which the Adviser believes the Portfolio can receive on each busi-ness day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.

  The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used as cover for writ-ten OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC op-tions (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Port-folio and margin deposits on the Portfolio's existing OTC options on futures contracts exceed 15% of the net assets of the Portfolio, taken at market val-ue, together with all other assets of the Portfolio which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Portfolio and may be amended by the Directors of the Fund without the approval of the Portfolio's shareholders. However, the Port-folio will not change or modify this policy prior to the change or modifica-tion by the SEC of its position.

  Futures and Options Risk Considerations. The primary risks associated with the use of futures and options are (i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other eco-nomic factors, (ii) the failure of hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to hedge, (iii) the potentially unlimited loss from investing in futures contracts, and (iv) the likelihood of the Portfolio being unable to control losses by closing its po-sition where a liquid secondary market does not exist. The risk that the Port-folio will be unable to close out a futures position or options contract will be minimized by the Portfolio only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market. (See "Investment Objectives and Policies" in the SAI.)

  Temporary Investments. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfo-lio may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt secu-rities or may hold cash. The short-term and medium-term debt securities in which the Portfolio may invest consist of (a) obligations of the United States or emerging country governments, their respective agencies or instrumentali-ties; (b) bank deposits and bank obligations (including certificates of depos-it, time deposits, and bankers' acceptances) of United States or emerging country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international develop-ment agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and emerging country corporations meeting the Portfolio's credit quality standards; and (e) repur-chase agreements with banks and broker-dealers with respect to such securi-ties. The Portfolio intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries.

  Non-Diversification. The Portfolio is classified as a "non-diversified" portfolio under the 1940 Act. This means that it will be able to invest more than 5% of its assets in the obligations of a single issuer. Additionally, the Portfolio will be subject to the diversification limits of the Internal Reve-nue Code of 1986, as amended, (the "Internal Revenue Code") which require that, as of the close of each fiscal quarter, (i) no more than 25% of the Portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Due to its non-diversified status, the Portfolio may invest a greater portion of its as-sets in the securities of a smaller number of issuers, and, as a result, will be subject to greater risk with respect to its portfolio securities. The Port-folio, however, intends to comply with the diversification requirements im-posed by the Internal Revenue Code for qualification as a regulated investment company. (See "FEDERAL TAXES.")

  INTERNATIONAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its invest-ment objective by investing in a diversified portfolio of equity securities of primarily non-United States issuers. Under normal circumstances, the Portfolio will invest at least 65% of its assets in equity securities of foreign compa-nies representing at least three countries other than the United States. The Portfolio will invest in securities of primarily non-U.S. issuers mainly by direct investment in overseas markets and also in, from time to time, the form of sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or similar securities representing interests in the securities of foreign issuers.

  The Adviser's investment process synthesizes a number of key elements, in-cluding proprietary databases, systematic country valuation, disciplined stock selection, portfolio optimization, a careful quality control review and cost-effective trading. The Adviser believes that its investment process will pro-duce incremental returns above the EAFE Benchmark Index over an extended pe-riod of time.

  The Adviser, in managing the Portfolio, may invest in securities and hold-ings within countries that are not included in the Benchmark Index. The allo-cation of the Portfolio's investments among countries may deviate materially from time to time from the allocation reflected in the Benchmark Index with significant underweights or overweights depending on the changing investment outlook. Under certain market conditions, the Portfolio may invest in coun-tries, such as Canada and the United States, as well as emerging equity mar-kets that are not included in the Benchmark Index.

  In selecting securities for the Portfolio, the Adviser will consider many factors, including (i) the country valuation rating, (ii) the ratios between price and (a) earnings, (b) book value and (c) sales, (iii) recent changes in securities analysts' earnings forecasts, (iv) price momentum characteristics and (v) dividend-discount model valuations.

  Although the Portfolio invests primarily in securities denominated in for-eign currencies, the Portfolio values its securities and other assets in U.S. dollars. As a result, the net asset value of the Portfolio's shares will fluc-tuate with U.S. dollar exchange rates as well as with price changes of the Portfolio's securities in the various local markets and currencies. When it is appropriate, the Portfolio intends to hedge against a decline in the U.S. dol-lar value of the currencies of countries in which it has equity investments, and may elect to do so at any time. Hedging against a decline in the value of a currency will not eliminate fluctuations in the prices of the underlying portfolio securities. The Portfolio may also actively invest in foreign cur-rencies when it believes such investments will be an advantageous way to help achieve its investment objective.

  Generally, the Portfolio will invest in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Although larger, more seasoned or es-tablished companies will be emphasized, investments will include companies of varying size as measured by assets, sales or capitalization. The Portfolio may also invest in convertible bonds, convertible preferred stocks, non-convert-ible preferred stock, and fixed income securities of governments, government agencies, supranational agencies and companies. These debt securities include those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or those of equivalent quality as determined by the Adviser. Although bonds rated Baa or BBB may possess speculative characteris-tics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser reserves the right to retain securities which are downgraded by one or both of the rating agen-cies, if in the Adviser's judgment, the retention of securities is warranted. Fixed income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary invest-ment. Similarly, the Portfolio may invest in cash equivalents (including for-eign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Portfolio may invest in closed-end investment companies holding foreign secu-rities. The Portfolio may purchase and sell options on any of these securi-ties.

  The Portfolio seeks to invest in companies the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from changing economic, social and political trends. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While invest-ments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries as well.

  The Portfolio, to a limited extent, may enter into futures contracts and may purchase put options and write covered put and call options on securities in which it may invest, futures contracts and stock indices, including those traded over-the-counter, only for hedging purposes, and only if consistent with its investment objective and policies. The Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated ac-count with the Fund's custodian bank. The Portfolio may also enter into for-ward foreign currency exchange contracts for hedging purposes and purchase foreign currencies in the form of bank deposits. The Portfolio may also enter into interest rate and equity index swap transactions. A discussion of these investment policies and respective limitations may be found above under the Emerging Markets Portfolio and in the SAI. For a more complete description of special considerations and risks associated with investments in foreign is-sues, see "FOREIGN INVESTMENTS."

  Temporary and Defensive Strategy. When the Adviser determines that market conditions warrant a defensive position, up to twenty percent (20%) of the Portfolio's assets may be held in cash or short-term securities. However, the Adviser has discretion in extraordinary circumstances to increase such defen-sive position to up to one hundred percent (100%) of the Portfolio's assets. The types of short-term instruments in which the Portfolio may invest for tem-porary defensive purposes include short-term money market securities in vari-ous currencies (such as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), repurchase agreements, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions, corporate commercial paper and master demand notes. (See "SHORT-TERM INVESTMENTS and REPURCHASE AGREEMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpora-tion or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's

Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower trans-action costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repur-chase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or, liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolios may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for each Portfolio is not anticipated to exceed 100%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investment in obligations of foreign issuers and in foreign branches of do-mestic banks involves somewhat different investment risks than those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many for-eign securities markets have substantially less volume than United States na-tional securities exchanges, and securities of some foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Bro-kerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income pay-able with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerg-ing countries. A Portfolio could be adversely affected by delays in or a re-fusal to grant any required governmental registration or approval for such re-patriation. Any investment subject to such repatriation controls will be con-sidered illiquid if it appears reasonably likely that this process will take more than seven days.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the United States economy in such respect as growth of gross do-mestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon inter-national trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may con-tinue to be adversely affected by economic conditions in the countries with which they trade.

  With respect to any emerging country, there is the possibility of national-ization, expropriation or confiscatory taxation, political changes, governmen-tal regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of each Portfolio's assets as measured in United States dollars may be affected favorably or unfa-vorably by changes in currency rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of a Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The Emerging Markets Portfolio will not:

  (a) with respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  The International Equity Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  In addition, each Portfolio will not:

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(a) and (b) with respect to the International Equity Portfolio, and limita-tions (d), (e) and (f)(i), the Portfolios' investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors. If a percentage limitation on in-vestment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not be considered a vi-olation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required for each Portfolio is $100,000. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent,

Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their custom-ers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL
  . Complete and sign an Application, and mail it, together with a check payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000. Shares may be purchased at net asset value by mailing a check to UAM Funds Service Center (payable to UAM Funds) at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the telephone number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompa-nies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, at the net asset value next determined after receipt of the redemption re-quest. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolios. Shares held 90 days or more may be redeemed without cost. Shares held less than 90 days will be subject to a 1% redemption fee which is re-tained by the Fund for the benefit of the remaining shareholders and is in-tended to encourage long-term investment in the Portfolio, to avoid transac-tion and other expenses caused by early redemption and to facilitate portfolio management.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  In order to make a redemption request by telephone, you must:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under this pro-cedure within one business day of and no more than seven days after receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus). Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of a Portfolio's assets, less any liabilities, by the total number of shares out-standing of the Portfolio. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid pric-es. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, when the Board of Directors determines that it reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Reports to Shareholders for the most recent fiscal year end contain additional performance information that includes comparisons with appropriate indices. The Annual Reports are available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in annual dividends. If any net capital gains are realized, each Portfolio will normally distribute them annu-ally.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify each year as a "regulated investment com-pany" under subchapter M of the Internal Revenue Code, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfo-lio must, among other things, distribute substantially all of its ordinary in-come and net capital gains on a current basis and maintain a portfolio of in-vestments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income.

  Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS taxpayer identification regulations. To avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Acadian Asset Management, Inc. is a Massachusetts corporation formed in 1986 and is located at Two International Place, Boston, Massachusetts 02110. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had approximately $4 billion in assets under management. For further informa-tion on Acadian Asset Management Inc.'s investment services, please call (617) 946-3500.

  Acadian Asset Management, Inc.'s team of investment professionals is as fol-lows:

  DR. GARY L. BERGSTROM -- President -- Purdue University, B.S., M.S., 1963; M.I.T. (Sloan School of Management), Ph.D, 1968; founder of Acadian Asset Man-agement, Inc. in 1977.

  RONALD D. FRASHURE -- Executive Vice President -- Massachusetts Institute of Technology (Sloan School of Management), B.S., 1964; Harvard University, M.B.A., 1970; Portfolio Manager and Investment Officer, Acadian Asset Manage-ment, Inc., 1988 -- Present.

  CHURCHILL G. FRANKLIN -- Senior Vice President -- Middlebury College, B.A., 1971; Primary Client Liaison and Marketing Officer, Acadian Asset Management, Inc., 1986 -- Present.

  RICHARD O. MICHAUD -- Senior Vice President -- Northeastern University, B.A., 1963; University of Pennsylvania, M.A., 1966; Boston University, M.A., 1969; Boston University, Ph.D, 1971; Quantitative Strategist, Acadian Asset Management, Inc., 1991 -- Present.

  JOHN R. CHISHOLM -- Senior Vice President -- Massachusetts Institute of Technology, B.S., 1984 and M.S., Business Administration, 1987; Portfolio Man-ager and Quantitative Research Analyst, Acadian Asset Management, Inc.,
1984 --Present.

  STELLA M. HAMMOND -- Senior Vice President -- Stanford University, B.S., 1966; Yale University, M. Phil., 1972; Portfolio Manager, Acadian Asset Man-agement, Inc., 1989 -- Present.

  MATTHEW V. PIERCE -- Senior Vice President -- Harvard University, B.A., 1983, Chief Financial Officer, Acadian Asset Management, Inc., 1990 -- Pres-ent.

  BRIAN K. WOLAHAN -- Senior Vice President -- Lehigh University, B.S., 1980; M.I.T. (Sloan School of Management), M.S., Business Administration, 1987;

Portfolio Manager and Quantitative Research Analyst, Acadian Asset Management, Inc. 1990 -- Present.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios are: Ronald Frashure, Richard Michaud, John Chisholm, Stella Hammond and Brian Wolahan.

  Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of February 19, 1993, the Adviser manages the investment and reinvestment of each Portfolio's assets. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for the services rendered by the Adviser under the Agree-ments, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the Portfolio's average daily net assets for the month:

                                                                  RATE
                                                                  ----
   Emerging Markets Portfolio........................... 1.00%
   International Equity Portfolio....................... 0.75% first $50 million
                                                         0.65% next $50 million
                                                         0.50% next $100 million
                                                         0.40% over $200 million

  Although the advisory fee rates payable by the Portfolios are higher than the rates payable by most mutual funds, the Fund believes they are comparable to the rates paid by many other funds with similar investment objectives and policies and are appropriate for these Portfolios in light of their investment objectives.

  The Adviser has agreed to waive all or part of its advisory fee and to as-sume operating expenses otherwise payable by the Emerging Markets Portfolio to keep total annual operating expenses from exceeding 2.5% of its average daily net assets. Effective January 1, 1996 until further notice, the Adviser has voluntarily agreed to waive all or part of its advisory fee and to assume op-erating expenses otherwise payable by the International Equity Portfolio, if necessary, in order to keep total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the International Equity Portfolio. The per-formance date for the managed accounts is net of all fees and expenses. The investment returns of the International Equity Portfolio may differ from those of the separately managed accounts may have fees and expenses that differ from those of the International Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification require-ments and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the International Equity Portfolio.

        ACADIAN ASSET MANAGEMENT, INC.  -- INTERNATIONAL CORE STRATEGY
                (Percentage returns of Net of Management Fees)

                                                         MORGAN STANLEY CAPITAL
                                           ACADIAN ASSET     INTERNATIONAL
TIME PERIODS AND CALENDAR YEARS             MANAGEMENT            EAFE
-------------------------------            ------------- ----------------------
9 months to 12/31/88......................     11.00%             11.30%
1989......................................     11.80%             10.50%
1990......................................    (24.00)%           (23.40)%
1991......................................      4.40%             12.10%
1992......................................    (15.00)%           (12.20)%
1993......................................     37.80%             32.60%
1994......................................      5.90%              7.80%
1995......................................     14.00%             11.20%
Year to Date through 9/30/96..............      8.50%              4.40%
Annualized................................      4.97%              5.20%
Cumulative................................     51.07%             53.87%
Seven-Year Mean (1/1/89-12/31/95).........      4.99%              5.51%
Value of $1 invested during 8 1/2 years
  (4/1/88-9/30/96)........................    $ 1.51             $ 1.54

Notes:
1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.
2. The cumulative return means that $1 invested in the composite account on April 1, 1988 had grown to $1.51 by September 30, 1996.
3. The seven-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The Morgan Stanley Capital International EAFE Index is an unmanaged index which assumes reinvestment of dividends and is generally considered repre-sentative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the eight and a half-year period (4/1/88-9/30/96) was .60% or 60 basis points. During the period, fees on the Adviser's individual accounts ranged from .40% to .75% (40 ba-sis points to 75 basis points). Net returns vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  United Asset Management Fund Services, Inc., ("UAMFSI"), a wholly-owned sub-sidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios. UAMFSI's principal office is located at 211 Con-gress Street, Boston, MA 02110. UAMFSI has subcontracted some of these serv-ices to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   Emerging Markets Portfolio............................................. 0.06%
   International Equity Portfolio......................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole dis-tributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Fund's Acadian Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the In-vestment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser deter-mines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfo-lios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create ad-ditional Portfolios and Classes of shares of the Fund in the future at its discretion.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable and have no preference as to conversion, exchange, dividends, retire-ment or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. As of December 6, 1996, UNISYS, Blue Bell, PA held of record 61% of the outstanding shares of the Emerging Markets Portfolio Institutional Class Shares. Also, as of December 6, 1996, Bankers Trust Compa-ny, as Trustee for Premark International Master Pension Trust, Jersey City, NJ held of record 83.3% of the outstanding shares of the International Equity Portfolio Institutional Class Shares, for which beneficial ownership is dis-claimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those per-sons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio
  McKee U.S. Government Portfolio
  MJI International Equity Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  SAMI Preferred Stock Income Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Acadian Asset Management, Inc.
  Two International Place, 26th Floor
  Boston, MA 02110
  (617) 946-3500

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110

                      PROSPECTUS

                      January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  The C & B Portfolios
  Institutional Class Shares






                    January 3, 1997
             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                             THE C & B PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
                   INVESTMENT ADVISER: COOKE & BIELER, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and policies. The C&B Portfolios currently offer only one class of shares. The se-curities offered in this Prospectus are Institutional Class Shares of four di-versified, no-load Portfolios of the Fund managed by Cooke & Bieler, Inc.

  C & B EQUITY PORTFOLIO. The objective of the C & B Equity Portfolio
(the "Equity Portfolio") is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consis-tency and predictability in their earnings growth. Research by Cooke & Bieler's internal securities analysts will be relied upon to identify these companies.

  C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS. The objective of the C & B Eq-uity Portfolio for Taxable Investors (the "Taxable Equity Portfolio") is maxi-mum long-term, after-tax total return, consistent with minimizing risk to principal. The Portfolio seeks this objective by investing in common stocks of companies which have a consistency and predictability in their earnings growth. Research by Cooke & Bieler's internal securities analysts will be re-lied upon to identify such companies. The Adviser will employ investment tech-niques designed to minimize tax consequences within the Portfolio, such as the management of portfolio turnover to minimize the distribution of realized gains to investors. The Portfolio may be appropriate for investors who seek total return and whose tax status under federal and state regulations increase the importance of such strategies.

  C & B MID CAP EQUITY PORTFOLIO. The objective of the C & B Mid Cap Equity Portfolio (the "Mid Cap Portfolio") is maximum long-term total return, consis-tent with minimizing risk to principal. The Portfolio seeks this objective by investing in common stocks of companies which have a consistency and predict-ability in their earnings growth. The anticipated range of market capitaliza-tions for the holdings in this Portfolio is between $500 million and $5 bil-lion, with an anticipated average market capitalization of $3 billion or less. Research by Cooke & Bieler's internal securities analysts will be relied upon to identify these companies.

  C & B BALANCED PORTFOLIO. The objective of the C & B Balanced Portfolio (the "Balanced Portfolio") is to provide maximum long-term total return with mini-mal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and in-vestment grade fixed income securities.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

  Keep this Prospectus, for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone number above.


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
  EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION
    PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE
     CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   7
Other Investment Policies..................................................  10
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  19
Shareholder Services.......................................................  20
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Administrative Services....................................................  25
Distributor................................................................  26
Portfolio Transactions.....................................................  26
General Information........................................................  27
UAM Funds -- Institutional Class Shares....................................  29

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a shareholder of the Portfolios will incur. However, transaction fees may be charged if a bro-ker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            TAXABLE
                                        EQUITY   BALANCED   EQUITY    MID CAP
                                       PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
                                       --------- --------- --------- ---------
Sales Load Imposed on Purchases.......   NONE      NONE      NONE      NONE
Sales Load Imposed on Reinvested
  Dividends...........................   NONE      NONE      NONE      NONE
Deferred Sales Load...................   NONE      NONE      NONE      NONE
Redemption Fees.......................   NONE      NONE      NONE      NONE
Exchange Fees.........................   NONE      NONE      NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment Advisory Fees................. 0.625%   0.625 %   0.625 %*  0.625 %*
Administrative Fees...................... 0.140%   0.390 %   0.196 %*  0.196 %*
12b-1 Fees...............................  NONE     NONE      NONE      NONE
Distribution Costs.......................  NONE     NONE      NONE      NONE
Other Expenses........................... 0.055%   0.275 %   0.332 %*  0.332 %*
Advisory Fees Waived.....................   --    (0.290)%  (0.153)%* (0.153)%*
                                          -----   ------    ------    ------
Total Operating Expenses (After Fee
  Waiver):                                0.820%*   1.00 %*   1.00%*    1.00%*
                                          =====   ======    ======    ======

-----------
* Absent the Adviser's fee waiver, annualized Total Operating Expenses of the Balanced Portfolio for the fiscal year ended October 31, 1996 would have been 1.31%. The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, annualized Total Operat-ing Expenses of the Equity Portfolio would be 0.83%, and annualized Total Operating Expenses of the Balanced Portfolio would not be affected. The Ad-viser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to keep each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. Ab-sent the Adviser's fee waiver, estimated total operating expenses would be 1.153% for the Taxable Equity Portfolio and 1.153% for the MidCap Portfolio. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year. The amounts have been restated to re-flect current administrative fees.

  The table above shows the expenses that an investor in the Portfolios would bear directly or indirectly. For the Equity and Balanced Portfolios, the ex-penses and fees listed are based on the Fund's operations during the fiscal year ended October 31, 1996, except that Administrative Fees have been re-stated to reflect current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI). As the Taxable Equity and Mid Cap Portfolios have not yet begun op-erations, the expenses are based on estimates. For purposes of calculating the fees set forth above, the table assumes the Taxable Equity and the Mid Cap Portfolios' average daily assets will be $25 million. The Adviser has volun-tarily agreed to waive a portion of its advisory fees and to assume as the Ad-viser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to keep each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reim-burse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Equity Portfolio.............................  $ 8     $26     $46     $102
   Balanced Portfolio...........................  $10     $32     $55     $123
   Taxable Equity Portfolio.....................  $10     $32       *        *
   Mid Cap Portfolio............................  $10     $32       *        *

-----------
 * As the Taxable Equity and Mid Cap Portfolios have not yet begun opera-tions, the Fund has not projected expenses beyond the three-year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Cooke & Bieler, Inc. (the "Adviser"), an investment counseling firm founded in 1951, serves as investment adviser to four of the Fund's Portfolios. The Adviser presently manages over $5 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. Minimum initial in-vestment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by officers of the Fund. (See "PUR-CHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will automatically be rein-vested in Portfolio shares unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of both Portfolios may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of each Portfolio's shares can be expected to fluctuate in re-sponse to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which the Portfolio invests. Pro-spective investors should consider the following: (1) The Balanced Portfolio may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rat-ing agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES"); (2) The fixed income securities held by the Balanced Portfolio will be affected by general changes in interest rates that result in increases or decreases in their value. The value of securities held by the Portfolio can be expected to vary inversely with changes in interest rates; as interest rates decline, market value tends to increase and vice versa; (3) Each Portfo-lio may invest a portion of its assets in derivatives including futures con-tracts and options. (See "FUTURES CONTRACTS AND OPTIONS"); (4) Each Portfolio may use various investment practices, including investing in repurchase agree-ments, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES"); (5) Common stocks of companies which have smaller or medium-sized market capitalizations may ex-hibit greater market volatility than common stock of companies which have larger capitalizations.

                             FINANCIAL HIGHLIGHTS

  The following tables show selected per share information for a share out-standing throughout each period presented for the Equity and Balanced Portfo-lios. These tables are part of the Portfolios' Financial Statements, which are included in the Portfolios' 1996 Annual Reports to Shareholders. The Annual Reports are incorporated into the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opin-ion on the Financial Statements is also incorporated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Re-ports to Shareholders.

                             C&B EQUITY PORTFOLIO

                          MAY 15,**
                           1990 TO                   YEARS ENDED OCTOBER 31,
                         OCTOBER 31,   -----------------------------------------------------------
                            1990        1991        1992      1993      1994      1995      1996
                         -----------   -------    --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $10.00      $  9.13    $  12.33  $  13.29  $  13.06  $  13.13  $  15.68
                           ------      -------    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS.............
 Net Investment
  Income................     0.08         0.25        0.29      0.28      0.31      0.34      0.36
 Net Realized &
  Unrealized Gain
  (Loss) on
  Investments...........    (0.89)        3.20        1.02      0.24      0.28      2.55      2.94
                           ------      -------    --------  --------  --------  --------  --------
   TOTAL FROM INVESTMENT
    OPERATIONS..........    (0.81)        3.45        1.31      0.52      0.59      2.89      3.30
                           ------      -------    --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net Investment
  Income................    (0.06)+      (0.25)+     (0.30)    (0.26)    (0.30)    (0.34)    (0.35)
 Net Realized Gain......      --           --        (0.05)    (0.49)    (0.18)              (0.74)
 In Excess of Net
  Realized Gain.........      --           --          --        --      (0.04)      --        --
                           ------      -------    --------  --------  --------  --------  --------
   Total Distributions..    (0.06)       (0.25)      (0.35)    (0.75)    (0.52)    (0.34)    (1.09)
                           ------      -------    --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................   $ 9.13      $ 12.33    $  13.29  $  13.06  $  13.13  $  15.68  $  17.89
                           ======      =======    ========  ========  ========  ========  ========
TOTAL RETURN............    (8.17)%++    38.04%++    10.68%     4.05%     4.67%    22.28%    21.99%
                           ======      =======    ========  ========  ========  ========  ========
RATIOS AND SUPPLEMENTAL
 DATA:
 Net Assets, End of
  Period (Thousands)....   $4,582      $50,321    $112,763  $209,153  $208,937  $245,813  $169,044
 Ratio of Expenses to
  Average Net Assets+...     1.00%*       1.00%       0.83%     0.82%     0.82%     0.79%     0.81%
 Ratio of Net
  Investment Income to
  Average Net Assets....     3.21%*       2.65%       2.27%     2.28%     2.39%     2.35%     1.92%
 Portfolio Turnover
  Rate..................        0%           7%         45%       21%       46%       42%       29%
 Average Commission
  Rate#.................      N/A          N/A         N/A       N/A       N/A       N/A  $ 0.0508
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............      N/A          N/A         N/A       N/A       N/A      0.78%     0.80%

-----------
 *  Annualized.
**  Commencement of Operations.
 + Net of voluntarily waived fees of $.01 and $.001 per share for the period ended October 31, 1990 and the year ended October 31, 1991, respectively.
++ Total return would have been lower if certain fees and expenses had not been waived during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                            C&B BALANCED PORTFOLIO

                           DECEMBER 29,**
                              1989 TO                 YEARS ENDED OCTOBER 31,
                            OCTOBER 31,   ------------------------------------------------------------
                                1990       1991       1992      1993      1994       1995       1996
                           -------------- -------    -------   -------   -------    -------    -------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....      $10.00     $  9.44    $ 11.88   $ 12.57   $ 12.68    $ 11.86    $ 13.13
                               ------     -------    -------   -------   -------    -------    -------
 INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
   Income................        0.34        0.40       0.46      0.45      0.48       0.52       0.45
  Net Realized &
   Unrealized Gain
   (Loss) on
   Investments...........       (0.59)       2.45       0.79      0.40     (0.39)      1.51       1.29
                               ------     -------    -------   -------   -------    -------    -------
    TOTAL FROM INVESTMENT
     OPERATIONS..........       (0.25)       2.85       1.25      0.85      0.09       2.03       1.74
                               ------     -------    -------   -------   -------    -------    -------
 DISTRIBUTIONS
  Net Investment
   Income................       (0.31)      (0.40)     (0.46)    (0.44)    (0.47)     (0.52)     (0.45)
  Net Realized Gain......         --        (0.01)     (0.10)    (0.30)    (0.44)     (0.24)     (1.48)
                               ------     -------    -------   -------   -------    -------    -------
    Total Distributions..       (0.31)      (0.41)     (0.56)    (0.74)    (0.91)     (0.76)     (1.93)
                               ======     =======    =======   =======   =======    =======    =======
 NET ASSET VALUE, END OF
  PERIOD.................      $ 9.44     $ 11.88    $ 12.57   $ 12.68   $ 11.86    $ 13.13    $ 12.94
                               ======     =======    =======   =======   =======    =======    =======
 TOTAL RETURN............       (2.62)%+    30.50 %+   10.72 %    7.01 %    0.74 %+   17.83 %+   14.70 %+
                               ======     =======    =======   =======   =======    =======    =======
 RATIOS AND SUPPLEMENTAL
  DATA:
  Net Assets, End of
   Period (Thousands)....      $8,634     $26,346    $35,326   $42,974   $32,077    $24,146    $22,629
  Ratio of Expenses to
   Average Net Assets....        1.00 %*     1.00 %#    0.91 %    0.90 %    1.00 %     1.00 %     1.00 %
  Ratio of Net
   Investment Income to
   Average Net Assets....        4.61 %*     4.07 %     3.78 %    3.65 %    3.84 %     3.80 %     3.51 %
  Portfolio Turnover
   Rate..................           2 %        11 %       12 %      22 %      24 %       22 %       21 %
  Average Commission
   Rate #................         N/A         N/A        N/A       N/A       N/A        N/A    $0.0511
  Voluntary Waived Fees
   and Expenses Assumed
   by the Adviser Per
   Share.................      $ 0.03     $  0.01        N/A       N/A   $ 0.001    $ 0.004    $ 0.037
  Ratio of Expenses to
   Average Net Assets
   Including Expense
   Offsets...............         N/A         N/A        N/A       N/A       N/A       1.00 %     1.00 %

-----------
 * Annualized.
**Commencement of Operations.
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  The Portfolios maintain different investment policies while pursuing similar investment objectives: to provide maximum long-term total return consistent with minimal risk to principal. There can be no assurance that a Portfolio will achieve its stated objective.

  C & B EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term total return with minimal risk to principal by investing primarily in common stocks of companies with strong financial positions, con-sistent and predictable earnings growth and in the Adviser's opinion, are un-dervalued at the time of purchase.

  C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS. The objective of the Taxable Equity Portfolio is maximum long-term, after-tax total return, consistent with minimizing risk to principal. The Adviser will employ investment techniques designed to minimize tax consequences within the Portfolio, such as the man-agement of portfolio turnover to minimize the distribution of realized gains to investors. The Portfolio may be appropriate for investors who seek total return and whose tax status under federal and state regulations increase the importance of such strategies.

  C & B MID CAP EQUITY PORTFOLIO. The objective of the Mid Cap Portfolio is maximum long-term total return, consistent with minimizing risk to principal. The Portfolio seeks to achieve its objective by investing in companies which have market capitalizations generally between $500 million and $5 billion, with an anticipated average market capitalization of $3 billion or less.

  C & B BALANCED PORTFOLIO. The objective of the Balanced Portfolio is to pro-vide maximum long-term total return with minimal risk to principal by invest-ing primarily in securities consisting of investment grade bonds and common stocks which show consistent and predictable earnings growth. The proportion of the Portfolio's assets invested in fixed income securities or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, is expected to be 60% common stocks and 40% fixed income securities. The Port-folio's total return will consist of both income and capital return, the rela-tive proportions of which will vary according to the Portfolio's mix of under-lying investments.

  The Portfolios have distinct investment policies as set forth below.

                              INVESTMENT POLICIES

  C & B EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing primarily in common stocks which have consistent and predictable earnings growth. It may also invest in convertible bonds or convertible pre-ferred stocks.

  Security selection for the Equity Portfolio is based on analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. Compa-nies acceptable for investment in the Portfolio are determined by screening criteria such as high return on equity, strong balance sheets, and consistency and predictability in the growth of earnings and dividends. Intensive on-site research, including interviews with top management, is undertaken by the Ad-viser to identify companies with strong man-agement, further narrowing the universe of acceptable investments. Dividend discount analysis is utilized to determine those stocks with the most attrac-tive returns from this universe. A stock is sold when a more attractive alter-native is discovered.

  Cash reserves may be held from time to time in the Portfolio when stocks are sold due to the unattractiveness of their returns, compared to risk free in-vestment alternatives. Market timing is not a part of the Adviser's investment strategy.

  C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS. The Taxable Equity Portfolio may invest in companies with any size of market capitalization from very small companies to very large companies. In addition, the Taxable Equity Portfolio attempts to minimize portfolio turnover. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the portfo-lio. A rate of turnover of 100% could occur, for example, if all the securi-ties held by a Portfolio are replaced within a period of one year. When a Portfolio sells securities realizing gain, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turn-over, the Taxable Equity Portfolio will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Taxable Equity Portfolio. For example, the Taxable Eq-uity Portfolio may forego the opportunity to realize gains or reduce losses as a result of this policy. The Adviser intends to balance these tax considera-tions with portfolio trading needs and reserves the right to engage in short-term trading if market conditions warrant such trading.

  C & B MID CAP EQUITY PORTFOLIO. The Mid Cap Portfolio invests in midcap com-panies, that is, companies having market capitalizations between $500 million and $5 billion, with an anticipated average market capitalization of $3 bil-lion or less. Investments in small and medium capitalization stocks may in-volve greater risks than investing in large capitalization stocks, since smaller companies can be subject to more abrupt, dramatic market and competi-tive pressures, which can impact their stock prices in erratic, abrupt or more volatile ways. Generally, the smaller the market capitalization of a company the greater the potential for volatility. The Mid Cap Portfolio will not be managed to minimize portfolio turnover.

  Security selection for the Taxable Equity and Mid Cap Portfolios is similar to the selection process utilized for the Equity Portfolio. Security selection for both Portfolios is also based on analysis of a company's financial charac-teristics, an assessment of the quality of a company's internal research capa-bilities, the implementation of a valuation discipline and adherence to a low risk philosophy. Companies acceptable for investment in the Portfolios are de-termined by screening criteria such as high return on equity, strong balance sheets, ability to generate excess cash flow, excellent fixed cost coverage ratios, industry leadership position and a dividend and/or share repurchase policy which will enable investors to bene-fit from consistent, above average earnings and dividend growth. Intensive on-site research, including interviews with top management, is undertaken by the Adviser to identify companies with strong management, further narrowing the universe of acceptable investments.

  The Adviser bases a common stock's value on the payment of a future stream of anticipated dividends. A dividend discount analysis is utilized to deter-mine those stocks with the most attractive returns from this universe. The ex-pected internal rate of return for each company is then compared to the rate of return from a relatively riskless asset (intermediate term--U.S. Treasury notes). To purchase a company's stock, the expected rate of return generally must exceed the riskless rate by 600 basis points. Generally, existing stock holdings will be sold, if the internal rate of return based on the dividend discount model has narrowed to less than 200 basis points over the riskless rate.

  The companies which survive the Adviser's rigorous evaluation process are high-quality, well-managed companies. In difficult economic environments, the stocks of high quality companies likely will be far less volatile than the stock market. Generally, the Adviser prefers to hold a smaller number of secu-rities in the Portfolios, e.g., stocks of 25 to 40 companies. In this manner, the Adviser seeks to provide adequate diversification while still allowing for the opportunity to have the Portfolios' composition and performance behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different than that of the market. The Adviser's emphasis on quality and low risk has protected assets in down markets, while insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow has produced competitive results in all but the most speculative markets. Over the long term, the Adviser believes that these factors should result in superior returns with reduced risk. The Adviser's goal generally is to be fully invested for both Portfolios, but cash can accumulate when attractive new investments are scarce and/or market condi-tions warrant such action.

  C & B BALANCED PORTFOLIO. The Balanced Portfolio is designed to provide shareholders a single vehicle with which to participate in the Adviser's eq-uity and fixed income strategies, combined with the Adviser's asset allocation decisions. The Portfolio seeks to achieve its objective by investing in a mix of stocks, bonds, and cash equivalents. A typical asset mix for the Portfolio is 60% stocks and 40% bonds. Depending on market conditions, this mix will vary. However, at least 25% of the Portfolio's total assets will always be in-vested in fixed income senior securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser. Equity securities are se-lected using approaches identical to those described under "Investment Poli-cies" for the Equity Portfolio.

  Fixed income securities in the Portfolio will consist primarily of (1) in-vestment grade securities of varying maturities, including securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed secu-rities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit, and (2) any other publicly or privately placed unrated security which, in the Adviser's opinion, is equivalent in quality to securities having one of the four highest grades assigned by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P).

  Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, or BBB). Bonds rated Baa or BBB may possess speculative charac-teristics and may be more sensitive to changes in the economy and the finan-cial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio will invest either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  The Adviser intends to limit the Portfolio's fixed income investments to in-vestment grade securities. However, as described above, the Adviser reserves the right to retain securities which are downgraded by one or both of the rat-ing agencies or buy securities rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgment, maintaining a position in the securities is war-ranted. Securities rated less than Baa by Moody's or BBB by S&P are classified as carrying a high degree of risk and are considered speculative by the major credit rating agencies. In addition, the Adviser may invest in preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold.


                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpora-tion or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total
assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corpo-ration, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued" or "for-ward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward deliv-ery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securi-ties will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed deliv-ery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for the Equity and Balanced Portfolios is not anticipated to exceed 80%; turnover is not anticipated to exceed 30% for the Taxable Eq-uity Portfolio and 50% for the Mid Cap Portfolio. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realiza-tion of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Equity and Balanced Portfolios' histori-cal portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios, for cash management purposes, to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN SECURITIES (ADRS)
  Each Portfolio may invest up to 10% of its assets, under normal circumstanc-es, in securities of foreign issuers through use of American Depositary Re-ceipts ("ADRs"). These types of investments entail risks in addition to those involved in investments in securities of domestic issues. Investing in foreign securities through ADRs may represent a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, possible exchange controls, less publicly-available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values.

  ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of se-curities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities. For additional information regarding foreign securities, please see the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, the Bal-anced Portfolio may invest in stock and bond futures and options and interest rate futures contracts and the Equity, Taxable Equity and Mid Cap Portfolios may invest in stock futures and options. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transactions costs.

  Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obliga-tions under such contracts. The Portfolios will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be mini-mized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of each Portfolio.

INVESTMENT LIMITATIONS
  A Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is ad-hered to at the time an investment is made, a later change in percentage re-sulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Cer-tain exceptions may be made by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application, and mail it together with a check payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (moneys credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name ____________
                          Your Account Number ____________
                           Your Account Name _____________
                          Wire Control Number ____________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus.

Mail orders should include, when possible, the "Invest by Mail" stub which ac-companies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests.

The Fund or Sub-Transfer Agent may be liable for any losses due to unautho-rized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or ex-pense for following instructions received by telephone that it reasonably be-lieves to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each C & B Portfolio may be exchanged for In-stitutional Class Shares of other C & B Portfolios. In addition, Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class

Shares of a Portfolio included in the Fund or UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund or writing to the UAM Funds Service Center.

  Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfo-lio(s). Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4:00 p.m. will be processed on the next business day. The Board of Directors may limit frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above. An exchange into another UAM Funds Portfolio may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privi-lege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining ma-turities of 60 days or less are valued at amortized cost when the Board of Di-rectors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Reports to Shareholders for the most recent fiscal year end contain additional performance information that include comparisons with appropriate indices. The Annual Reports are available without charge. Contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Cooke & Bieler, Inc. is a Pennsylvania corporation formed in 1951 and is lo-cated at 1700 Market Street, Philadelphia, PA 19103. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and pro-vides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $5 bil-lion in assets under management. For further information on Cooke & Bieler's investment services, please call (215) 567-1101.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

JOHN J. MEDVECKIS, Partner and Director.

  A.B., University of Cincinnati.
  He has been a member of the firm since 1973 and has managed the Portfolios since inception.

R. JAMES O'NEIL, Vice President.

  B.A., cum laude, Colby College.
  M.B.A., Harvard University.
  He is a Chartered Financial Analyst and
  has been a member of the firm since 1988 and has managed the Portfolios since inception.

PETER A. THOMPSON, Vice President.

  B.A., Princeton University.
  M.B.A., Colgate Darden School of Business Administration.
  He has been a member of the firm since 1989 and has managed the Portfolios since inception.

MICHAEL M. MEYER, Associate.

  B.A., cum laude, Davidson College.
  M.B.A., The Wharton School of Finance, University of Pennsylvania. He has been a member of the firm since 1993.

KERMIT S. ECK, Vice President.

  B.S., Montana State University.
  M.B.A., Stanford University.
  He is a Chartered Financial Analyst and has been a member of the firm since 1993.

  Under Investment Advisory Agreements with the Fund, the Adviser manages the investment and reinvestment of the assets of the Equity and Balanced Portfo-lios, and the Taxable Equity and the Mid Cap Portfolios pursuant to agreements dated as of July 3, 1989 and September 30, 1996, respectively. The Adviser must adhere to the stated investment objectives and policies of the Portfo-lios, and is subject to the control and supervision of the Fund's Board of Di-rectors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolios' average daily net assets for the month:

                                                                          RATE
                                                                          -----
   Equity Portfolio...................................................... 0.625%
   Balanced Portfolio.................................................... 0.625%
   Taxable Equity Portfolio.............................................. 0.625%
   Mid Cap Portfolio..................................................... 0.625%

  The Adviser has voluntarily agreed to maintain each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. Ab-sent the fees waived and expenses assumed by the Adviser, estimated annualized total operating expenses, including administrative fees as discussed below, would be 1.153% for the Taxable Equity Portfolio and 1.153% for the Mid Cap Portfolio. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives 0.15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   Equity Portfolio....................................................... 0.04%
   Balanced Portfolio..................................................... 0.06%
   Taxable Equity Portfolio............................................... 0.04%
   Mid Cap Portfolio...................................................... 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billionbut less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by a vote of the Fund's Board of Directors. Those approving the agreements must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospec-tuses, its statements of additional information and its reports to sharehold-ers.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfo-lios and direct the Adviser to use its best efforts to obtain the best avail-able price and most favorable execution for all transactions of the Portfo-lios. If consistent with the interests of the Portfolios, the Adviser may se-lect brokers on the basis of the research, statistical and pricing services they provide to each Portfolio in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the such com-mission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to a Portfolio and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc.". The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and classes of shares of the Fund in the future.

  The shares of each Portfolio are fully paid and nonassessable, have no pref-erence as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Di-rectors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Equity Portfolio
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Cooke & Bieler, Inc.
  1700 Market Street
  Philadelphia, PA 19103
  (215) 567-1101

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



                      PROSPECTUS

                      January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  The DSI Portfolios

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                              THE DSI PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
            INVESTMENT ADVISER: DEWEY SQUARE INVESTORS CORPORATION

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund". The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. The DSI Disciplined Value Portfolio currently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The DSI Limited Maturity Bond, DSI Money Market and DSI Balanced Portfolios currently offer only one class of shares: Institu-tional Class Shares. The securities offered in this Prospectus are Institu-tional Class Shares of four diversified, no-load Portfolios of the Fund man-aged by Dewey Square Investors Corporation.

  DSI DISCIPLINED VALUE PORTFOLIO. The objective of the DSI Disciplined Value Portfolio (the "Disciplined Value Portfolio") is to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

  DSI LIMITED MATURITY BOND PORTFOLIO. The objective of the DSI Limited Matu-rity Bond Portfolio (the "Limited Maturity Bond Portfolio") is to provide max-imum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily main-tain an average weighted maturity of less than six years.

  DSI MONEY MARKET PORTFOLIO. The objective of the DSI Money Market Portfolio (the "Money Market Portfolio") is to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term in-vestment grade money market obligations issued or guaranteed by financial in-stitutions, nonfinancial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities. It is antici-pated that the Portfolio will maintain a constant net asset value of $1.00 and an average weighted maturity of 90 days or less. THE PORTFOLIO'S SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSUR-ANCE THAT A CONSTANT NET ASSET VALUE OF $1.00 WILL BE MAINTAINED.

  DSI BALANCED PORTFOLIO. The objective of the DSI Balanced Portfolio (the "Balanced Portfolio") is to provide maximum long-term capital growth consis-tent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securi-ties.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS THE SECU-
   RITIES  AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
    PASSED  UPON THE ACCURACY  OF THIS  PROSPECTUS. ANY REPRESENTATION  TO
      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  13
Investment Limitations.....................................................  17
Purchase of Shares.........................................................  18
Inititial Investments......................................................  19
Redemption of Shares.......................................................  21
Shareholder Services.......................................................  24
Valuation of Shares........................................................  24
Performance Calculations...................................................  26
Dividends, Capital Gains Distributions and Taxes...........................  27
Investment Adviser.........................................................  28
Administrative Services....................................................  31
Distributor................................................................  32
Portfolio Transactions.....................................................  33
General Information........................................................  33
UAM Funds -- Institutional Class Shares....................................  35

                                 FUND EXPENSES
                            DSI INSTITUTIONAL CLASS

  The following table illustrates the expenses and fees that a shareholder of the Portfolios' Institutional Class Shares will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                          DISCIPLINED VALUE LIMITED MATURITY MONEY MARKET    BALANCED
                              PORTFOLIO      BOND PORTFOLIO    PORTFOLIO     PORTFOLIO
                            INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL
                            CLASS SHARES      CLASS SHARES   CLASS SHARES  CLASS SHARES
                          ----------------- ---------------- ------------- -------------
Sales Load Imposed on
  Purchases.............        NONE              NONE           NONE          NONE
Sales Load Imposed on
  Reinvested Dividends..        NONE              NONE           NONE          NONE
Deferred Sales Load.....        NONE              NONE           NONE          NONE
Redemption Fees.........        NONE              NONE           NONE          NONE
Exchange Fees...........        NONE              NONE           NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                          DISCIPLINED VALUE LIMITED MATURITY MONEY MARKET    BALANCED
                              PORTFOLIO      BOND PORTFOLIO    PORTFOLIO     PORTFOLIO
                            INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL
                            CLASS SHARES      CLASS SHARES   CLASS SHARES  CLASS SHARES
                          ----------------- ---------------- ------------- -------------
Investment Advisory
  Fees..................        0.75%             0.45%           0.40%        0.45%**
Administrative Fees.....        0.20%             0.33%           0.12%        0.22%
12b-1 Fees..............        NONE              NONE            NONE         NONE
Other Expenses..........        0.12%             0.23%           0.08%        0.29%
Advisory Fees Waived....         --                --            (0.22%)        --
                                ----              ----           -----         ----
Total Operating Expenses
  (After Fee Waiver)....        1.07%+            1.01%+          0.38%*+      0.96%+

-----------
 * Absent the Adviser's fee waiver, annualized Total Operating Expenses of the Money Market Portfolio Institutional Class Shares for the fiscal year ended October 31, 1996 would have been 0.60%. Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees in order to keep the advisory fees at 0.18% of the Portfolio's average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived on behalf of the Portfolio.
 + The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Ex-penses of the Limited Maturity Bond Money Market Portfolio Institutional Class Shares would be 1.02%. If expense offsets were excluded, annualized Total Operating Expenses of the Disciplined Value and Money Market Portfo-lios Institutional Class Shares would not differ. As of the date of this Prospectus, the Balanced Portfolio had not commenced operations.
** The Adviser's fee is as follows: 0.45% for the first twelve months of op-erations, 0.55% for the next twelve months of operations and 0.65% there-after.

  This table shows the various fees and expenses that a shareholder of the Portfolios of the Fund would bear directly or indirectly. The expenses and fees set forth above are based on the Disciplined Value, Limited Maturity Bond and Money Market Portfolios' operations during the fiscal year ended October 31, 1996, except that Advisory Fees Waived for the Money Market Portfolio have been restated to reflect the Adviser's current waiver of 0.22% of its advisory fees, and Administrative Fees have been restated to reflect current fees. See "ADMINISTRATIVE SERVICES" herein and in the SAI. The fees and expenses with respect to the Balanced Portfolio are based on estimated amounts for its first year of operations, based upon assumed average daily net assets of $25 mil-lion. As of the date of this Prospectus, the Balanced Portfolio Institutional Class Shares had not commenced operations.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Fund charges no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Disciplined Value Portfolio Institutional
  Class Shares................................  $11     $34     $59     $131
Limited Maturity Bond Portfolio Institutional
  Class Shares................................  $10     $32     $56     $124
Money Market Portfolio Institutional Class
  Shares......................................  $ 4     $12     $21     $ 48
Balanced Portfolio Institutional Class
  Shares......................................  $10     $31       *        *

-----------
* As the Balanced Portfolio Institutional Class Shares is not yet operation-al, the Fund has not projected expenses beyond the 3 year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Dewey Square Investors Corporation (the "Adviser"), an investment counseling firm founded in 1989, serves as investment adviser to the Fund's four DSI Portfolios. The Adviser was formed as the successor to the business of The Dewey Square Investors Division of The First National Bank of Boston, which division was established in 1984. The Adviser presently manages over $3.4 bil-lion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial or minimum amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Money Market Portfolio declares dividends daily and distributes substan-tially all of its net investment income monthly. Each of the other three Port-folios will normally distribute substantially all of its net investment income in quarterly dividends. Each Portfolio will distribute any realized net capi-tal gains annually. Distributions will be reinvested in Portfolio shares auto-matically unless an investor elects to receive cash distributions. (See "DIVI-DENDS AND DISTRIBUTIONS.")

REDEMPTION AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the pur-chase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Except for the Money Market Portfolio, the value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest. Prospective investors in the Fund should con-sider the following: (1) The Limited Maturity Bond and the Balanced Portfolios may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rat-ing agencies and are sometimes referred to as "junk bonds" (See "INVESTMENT POLICIES."); (2) Each Portfolio (except the Money Market Portfolio) may invest a portion of its assets in derivatives including futures contracts and op-tions. (See "FUTURES CONTRACTS AND OPTIONS."); (3) Each Portfolio (except the Money Market Portfolio) may invest in foreign securities, which may involve greater risks than investments in domestic securities, such as foreign cur-rency risk. (See "FOREIGN INVESTMENTS."); (4) The fixed income securities held by the Limited Maturity Bond and the Money Market Portfolios will be affected by general changes in interest rates resulting in an increase or decrease in the value of obligations held by each Portfolio. The value of securities held by such Portfolio can be expected to vary inversely with changes in the inter-est rates; as interest rates decline, market value tends to increase and vice versa; (5) In general, the Portfolios will not trade for short-term profits, however, when circumstances warrant, investments may be sold without regard to the length of time held. High rates of turnover may result in additional cost and the realization of capital gains. (See "PORTFOLIO TURNOVER."); (6) Each Portfolio may use various investment practices that involve special considera-tion, including investing in repurchase agreements, when-issued, forward de-livery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each of the respective periods presented for the Disci-plined Value, Limited Maturity Bond and Money Market Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are included in the Portfolios' 1996 Annual Report to Shareholders. The Portfolios' 1996 Annual Report is incorporated into the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders. The Balanced Portfolio Insti-tutional Class Shares had not commenced operations as of the date of this Pro-spectus.

                          DISCIPLINED VALUE PORTFOLIO

                            DECEMBER
                          12, 1989** TO             YEARS ENDED OCTOBER 31,
                             OCTOBER    ----------------------------------------------------
                            31, 1990     1991     1992     1993     1994     1995     1996
                          ------------- -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 10.00    $  7.86  $ 10.17  $ 10.62  $ 12.72  $ 11.11  $ 11.76
                             -------    -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.27       0.26     0.26     0.22     0.22     0.25     0.23
 Net Realized and
  Unrealized Gain
  (Loss)................       (2.16)      2.31     0.46     2.09     0.17     1.70     2.26
                             -------    -------  -------  -------  -------  -------  -------
  Total from Investment
   Operations...........       (1.89)      2.57     0.72     2.31     0.39     1.95     2.49
                             -------    -------  -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income..       (0.25)     (0.26)   (0.27)   (0.21)   (0.22)   (0.25)   (0.22)
 Net Realized Gain......         --         --       --       --     (1.78)   (1.05)   (1.04)
                             -------    -------  -------  -------  -------  -------  -------
  Total Distributions...       (0.25)     (0.26)   (0.27)   (0.21)   (2.00)   (1.30)   (1.26)
                             -------    -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................     $  7.86    $ 10.17  $ 10.62  $ 12.72  $ 11.11  $ 11.76  $ 12.99
                             =======    =======  =======  =======  =======  =======  =======
TOTAL RETURN............      (19.26)%    32.95%    7.15%   21.92%    3.48%   20.12%   22.92%
                             =======    =======  =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $33,388    $41,558  $37,202  $42,170  $49,002  $47,938  $63,596
Ratio of Expenses to
 Average Net Assets.....        1.01%*     1.05%    0.99%    1.04%    1.09%    1.00%    1.04%
Ratio of Net Investment
 Income to Average Net
 Assets.................        3.16%*     2.60%    2.44%    1.88%    2.02%    2.26%    1.89%
Portfolio Turnover
 Rate...................          75%        62%      74%     149%     184%     121%     135%
Average Commission
 Rate#..................         N/A        N/A      N/A      N/A      N/A      N/A  $0.0588
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................         N/A        N/A      N/A      N/A      N/A     0.99%    1.04%

----------
 * Annualized
** Commencement of Operations
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                        LIMITED MATURITY BOND PORTFOLIO

                           DECEMBER
                         18, 1989** TO             YEARS ENDED OCTOBER 31,
                            OCTOBER    -----------------------------------------------------
                           31, 1990     1991     1992     1993     1994      1995     1996
                         ------------- -------  -------  -------  -------   -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 10.00    $  9.87  $ 10.40  $ 10.56  $  9.95   $  9.31  $  9.51
                            -------    -------  -------  -------  -------   -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income................       0.66       0.77     0.66     0.68     0.56      0.69     0.62
 Net Realized and
  Unrealized Gain
  (Loss)................      (0.19)      0.53     0.35    (0.16)   (0.70)     0.17    (0.13)
                            -------    -------  -------  -------  -------   -------  -------
   Total from Investment
    Operations..........       0.47       1.30     1.01     0.52    (0.14)     0.86     0.49
                            -------    -------  -------  -------  -------   -------  -------
DISTRIBUTIONS
 Net Investment
  Income................      (0.60)     (0.77)   (0.67)   (0.70)   (0.50)    (0.66)   (0.60)
 Net Realized Gain......        --         --     (0.18)   (0.43)     --        --       --
                            -------    -------  -------  -------  -------   -------  -------
   Total Distributions..      (0.60)     (0.77)   (0.85)   (1.13)   (0.50)    (0.66)   (0.60)
                            -------    -------  -------  -------  -------   -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $  9.87    $ 10.40  $ 10.56  $  9.95  $  9.31   $  9.51  $  9.40
                            -------    -------  -------  -------  -------   -------  -------
TOTAL RETURN............       4.89%     13.72%   10.03%    5.22%   (1.39)%    9.58%    5.34%
                            =======    =======  =======  =======  =======   =======  =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $35,583    $34,896  $33,206  $33,724  $30,220   $29,294  $30,433
Ratio of Expenses to
 Average
 Net Assets.............       0.72%*     0.75%    0.72%    0.79%    0.88%     0.88%    1.00%
Ratio of Net Investment
 Income to Average Net
 Assets.................       8.39%*     7.39%    6.19%    6.50%    5.68%     7.12%    6.55%
Portfolio Turnover
 Rate...................        192%       306%     238%     167%     274%      126%     121%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        N/A        N/A      N/A      N/A      N/A      0.87%    0.99%

-----------
 *  Annualized
**  Commencement of Operations

                             MONEY MARKET PORTFOLIO

                            DECEMBER
                          28, 1989** TO                YEARS ENDED OCTOBER 31,
                             OCTOBER    -----------------------------------------------------------
                            31, 1990      1991      1992      1993      1994      1995       1996
                          ------------- --------  --------  --------  --------  --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  1.000    $  1.000  $  1.000  $  1.000  $  1.000  $  1.000   $  1.000
                            --------    --------  --------  --------  --------  --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income+...............       0.064       0.059     0.035     0.026     0.033     0.053      0.051
   Total from Investment
    Operations..........       0.064       0.059     0.035     0.026     0.033     0.053      0.051
                            --------    --------  --------  --------  --------  --------   --------
DISTRIBUTIONS
 Net Investment
  Income................      (0.064)     (0.059)   (0.035)   (0.026)   (0.033)   (0.053)    (0.051)
   Total Distributions..      (0.064)     (0.059)   (0.035)   (0.026)   (0.033)   (0.053)    (0.051)
                            --------    --------  --------  --------  --------  --------   --------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.000    $  1.000  $  1.000  $  1.000  $  1.000  $  1.000   $  1.000
                            --------    --------  --------  --------  --------  --------   --------
TOTAL RETURN............        6.59%       6.10%     3.66%     2.63%     3.30%     5.48%+     5.26%+
                            ========    ========  ========  ========  ========  ========   ========
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $258,574    $168,490  $182,807  $188,419  $112,085  $124,147   $220,124
Ratio of Expenses to
 Average Net Assets.....        0.63%*      0.68%     0.64%     0.58%     0.56%     0.50%      0.38%
Ratio of Net Investment
 Income to Average Net
 Assets.................        7.62%*      5.98%     3.65%     2.60%     3.07%     5.35%      5.14%
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..         N/A         N/A       N/A       N/A       N/A  $  0.001   $  0.002
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................         N/A         N/A       N/A       N/A       N/A      0.49%      0.38%

-----------
 *  Annualized
**  Commencement of Operations
+ Total return would have been lower had certain expenses not been waived for the period indicated.

                             INVESTMENT OBJECTIVES

  DISCIPLINED VALUE PORTFOLIO -- The objective of the Disciplined Value Port-folio is to provide maximum long-term total return consistent with reasonable risk to principal through diversified equity investments. The Portfolio's in-vestment strategy is value-oriented with a disciplined approach to stock se-lection.

  LIMITED MATURITY BOND PORTFOLIO -- The objective of the Limited Maturity Bond Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. These consist of securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average weighted maturity (duration) of the Portfolio. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

  MONEY MARKET PORTFOLIO -- The objective of the Money Market Portfolio is to provide maximum current income consistent with the preservation of capital and liquidity by investing in investment grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the U.S. Government, as well as repurchase agreements collateralized by such securi-ties. The Portfolio also invests in U.S. dollar-denominated short-term obliga-tions of foreign banks, foreign branches of domestic banks and foreign non-fi-nancial corporations. It is anticipated that the Portfolio will maintain a constant net asset value of $1.00 and an average weighted maturity of 90 days or less. There can be no assurance, however, that a constant net asset value of $1.00 will be maintained.

  BALANCED PORTFOLIO -- The objective of the Balanced Portfolio is to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities. At least 25% of the Portfolio's to-tal assets will always be invested in fixed income senior securities including debt securities and preferred stock.

                              INVESTMENT POLICIES

  DISCIPLINED VALUE PORTFOLIO -- The Disciplined Value Portfolio seeks to achieve its objective by investing primarily in common stocks of mid to large capitalization companies. The selection process for the Portfolio focuses upon the stocks of undervalued yet fundamentally sound companies which exhibit im-proving fundamentals.

  Using screening parameters such as relative price to earnings ratios, rela-tive dividend yields, relative price to book ratios, debt adjusted price to sales ratios, and other financial ratios, the Adviser screens over one thou-sand stocks to identify potentially undervalued securities. Stocks are also screened by an "earnings per share" revision screen which measures the change in earnings estimate expectations of each stock. The list of potential invest-ments is narrowed further by the use of traditional fundamental security anal-ysis. The Adviser interviews company management and reviews the assessments and opinions of outside analysts and consultants as well as monitors industry trends and technical accumulation/distribution patterns before making the fi-nal stock selection.

  The Portfolio maintains a high degree of diversification generally with a representation in all of the Standard & Poor's 500 Composite Price Stock Index economic sectors. As market timing is not an important part of the Adviser's investment strategy, cash reserves will normally represent a small portion of the Portfolio's assets (under 20%). It is the policy of the Portfolio to in-vest, under normal circumstances, at least 80% of its assets in equity securi-ties. For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and invest up to 100% of its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States-based companies; however, from time to time shares of foreign-based companies may be purchased if they pass the selection process outlined above. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

  LIMITED MATURITY BOND PORTFOLIO -- The Limited Maturity Bond Portfolio seeks to achieve its objective by investing primarily in investment grade fixed in-come securities. These consist of securities of the U.S. Government and its agencies or instrumentalities, corporate bonds, municipal bonds, Yankee bonds, mortgage-backed securities, asset-backed securities, commercial paper, vari-able rate and fixed rate debt securities, which are deemed by the Adviser and the rating agencies cited below to be of investment grade quality. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB). The Portfolio will only invest in municipal bonds when the expected return is higher than or equivalent to a taxable investment.

  Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality. Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at ma-turity. Mortgage-backed secu-rities are called "pass-through" securities because both interest and princi-pal payments (including pre-payments) are passed through to the holder of the security. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the pre-payment feature. When interest rates decline, additional mortgage prepayments must be reinvested at lower interest rates. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Certain mortgage-backed securities are referred to as""derivatives."

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grades described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rat-ing agencies if, in the Adviser's judgment, the retention of the securities is warranted. In addition, the Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Ba or B by Moody's or BB or B by S&P (or which, if unrated, are in the Adviser's opinion of comparable quality or better), preferred stocks and convertible securities. In the case of convert-ible securities, the conversion privilege may be exercised, but the common stocks received will be sold. Securities which are rated Baa or lower by Moody's or BBB or lower by S&P are considered to be more speculative with re-gard to the payment of interest and principal (according to the terms of the indenture) than securities in the three highest rating categories. Such secu-rities normally carry with them a greater degree of investment risk than secu-rities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P can carry a high degree of credit risk and are considered speculative by the major credit rating agencies. They are sometimes referred to as "junk bonds."

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. This will be accomplished by identifying sectors or se-curities in the market which are inefficiently valued. The Portfolio will maintain an average weighted maturity of less than six years.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it reserves the right to pur-chase debt obligations of foreign governments, agencies, or corporations de-nominated either in U.S. dollars or foreign currencies and forward contracts for such currencies. The credit quality standards applied to foreign obliga-tions are the same as those applied to the selection of U.S. based securities. For a more complete description of the special considerations and risks asso-ciated with investments in foreign issuers, see "FOREIGN INVESTMENTS."

  The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") when, in the Adviser's judgment, the specific foreign currency covered by a forward contract is likely to appreciate against the U.S. dollar. However, unanticipated changes in currency prices may result in a loss to the Portfolio. In addition, forward contracts are traded over-the-counter and typically not in organized markets. As a result, the Portfolio may be unable to liquidate a forward contract prior to its stated maturity date or it may be required to enter into an offsetting contract (which it may be un-able to do). In addition, the other party to a forward contract may require the Portfolio to deposit collateral upon entering into a forward contract and to deposit additional collateral if exchange rates move adversely to the Port-folio's position. For additional information regarding forward contracts, see the SAI.

  It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in fixed income securities. For temporary defensive purposes, however, the Portfolio may reduce its holdings of fixed income secu-rities and increase, up to 100%, its holdings in short-term investments.

  MONEY MARKET PORTFOLIO -- The Money Market Portfolio seeks to achieve its objective by investing in money market instruments which mature in one year or less. The Portfolio will maintain an average weighted maturity of 90 days or less.

  The Portfolio will invest in the following U.S. dollar-denominated securi-ties:

    . Negotiable certificates of deposit and bankers' acceptances of U.S.
      banks having total assets in excess of $1 billion;

    . Commercial paper (including variable amount master demand notes) rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P (The Portfolio will not invest more than 5% of its assets in securities rated Prime-2 by Moody's and A-2 by S&P);

    . Short-term corporate obligations rated Aa or better by Moody's or AA or better by S&P;

    . Eurodollar certificates of deposit of approved U.S. Banks, Yankee obligations of foreign-owned U.S. banks and U.S. regulated branches of foreign banks;

    . United States Treasury obligations including bills, notes, bonds, and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government;

    . Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the full faith and credit of the U.S. Government;

    . Money Market obligations issued by domestic and foreign corpora-tions rated Aa or better by Moody's or AA or better by S&P; and

    . Repurchase agreements that are collateralized by securities de-scribed under "Short-Term Investments."

  In addition, up to 10% of the Portfolio's assets may be invested in illiquid money market securities which include securities that are not freely market-able or which are subject to restrictions on disposition under the Securities Act of 1933.

  BALANCED PORTFOLIO--The Balanced Portfolio seeks to achieve its objective by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

  It is designed to provide shareholders with a single vehicle with which to participate in the Adviser's equity and fixed income strategies combined with the Adviser's asset allocation decisions.

  The Portfolio's equity portion will consist of common, preferred and con-vertible preferred stocks, convertible bonds, and rights and warrants.

  The fixed income portion of the Portfolio will consist of securities of the U.S. government and its agencies, corporate bonds, municipal bonds, and mort-gage-backed and asset-backed securities. Bonds will also include medium-term notes, debentures, equipment trust certificates and yankees. The Portfolio will invest primarily in investment grade fixed income securities which are those securities rated no lower than investment grade by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB). Bonds rated Baa or BBB possess specula-tive characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser re-serves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the retention of securities is warranted. The Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Ba or B by Moody's or BB or B by S&P or which, if unrated, are in the Adviser's opinion of comparable quality or better. Se-curities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities, carry a high degree of risk and are considered speculative by the major credit rating agencies. They are sometimes referred to as "junk bonds."

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it reserves the right to pur-chase debt obligations of foreign governments, agencies, or corporations de-nominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based securities. The Portfolio may enter into forward con-tracts when, in the Adviser's judgment, the specific foreign currency covered by a forward contract is likely to appreciate against the U.S. dollar. Howev-er, unanticipated changes in currency prices may result in a loss to the Port-folio. A discussion of forward contracts may be found above under the DSI Lim-ited Maturity Bond Portfolio and in the Statement of

Additional Information. For a more complete description of the special consid-erations and risks associated with investments in foreign issuers, see "FOR-EIGN INVESTMENTS."

  The proportion of the Portfolio's assets invested in equity or fixed income securities will vary as market conditions warrant. Under normal investing con-ditions, the typical asset mix for the Portfolio is expected to be 60% equi-ties and 40% fixed income securities. However, the percentage of the Portfo-lio's assets committed to different asset classes may range as follows: 40% to 75% in equities, 25% to 60% in fixed income securities, and 0% to 25% in cash and cash equivalents. The Portfolio will always invest at least 25% of its to-tal assets in fixed income senior securities. The fixed income portion of the Portfolio will ordinarily maintain an average weighted maturity of between 3 and 10 years.

  Equity, fixed income and money market securities are selected using ap-proaches identical to those set forth above under "Investment Policies--Disci-plined Value, Limited Maturity Bond and Money Market Portfolios," respective-ly.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpora-tion or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% for the Balanced Portfolio) of the to-tal assets of a Portfolio. Each Portfolio will not invest in any security is-sued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or dis-counted commercial paper including dollar-denominated commercial paper of for-eign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individu-ally.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "forward delivery" or "delayed settlement" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. "Delayed settlement" is a term used to describe the set-tlement of a security transaction in the secondary market which will occur sometime in the future. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or be-fore the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated ac-count.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  The Money Market Portfolio is expected to have a high portfolio turnover rate due to the short maturities of the securities purchased. Higher rates of portfolio turnover may result in realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS AND TAXES" for more information on taxation.) The tables set forth in "Financial Highlights" present the Disciplined Value and Limited Maturity Bond Portfolios' historical portfolio turnover rates. It is expected that the annual portfolio turnover rate for the equity portion of the Balanced Portfolio will be approximately 65%. The annual portfolio turnover rate for its fixed income portion will not exceed 150%. The Portfolios will not nor-mally engage in short-term trading but reserve the right to do so.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total as-sets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment com-pany. The Portfolio will indirectly bear its proportionate share of any man-agement fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Money Market Portfolio provided that the invest-ment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the Money Mar-ket Portfolio. The investing Portfolio will bear expenses of the Money Market Portfolio on the same basis as all of its other shareholders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, each Portfolio, except the Money Market Portfolio, may invest in futures and op-tions and interest rate futures contracts. Because transaction costs associ-ated with futures and options may be lower than the costs of investing in the securities directly, it is expected that use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transactions costs. The Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strat-egy that does not correlate well with its investments, use of futures and op-tions contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of each Portfolio as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. government or any of its agencies or instrumental-ities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single in-dustry; however, there are no limitations on investments made in in-struments issued or guaranteed by the U.S. Government and its agen-cies when the Portfolio adopts a temporary defensive position.

  (e) make loans except (i) by purchasing bonds, debentures or similar ob-ligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily market-able, will not exceed 10% (15% for the Balanced Portfolio) of a Port-folio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

  (f) borrow, except from banks and as a temporary measure for extraordi-nary or emergency purposes and then, in no event, in excess of 10% (33 1/3%
      for the Balanced Portfolio) of the Portfolio's gross assets valued at the lower of market or cost. A Portfolio may not purchase additional securi ties when borrowings exceed 5% of total gross assets; and

  (g) pledge, mortgage or hypothecate more than 10% (33 1/3% for the Bal-anced Portfolio) of its total assets.

  The investment limitations described here and in the SAI are fundamental policies of the Disciplined Value, Limited Maturity Bond and Money Market Portfolios and may be changed only with the approval of the holders of a ma-jority of the outstanding shares of each Portfolio of the Fund. Only invest-ment limitations (a), (b), (d), (e) and (f) are classified as fundamental pol-icies of the Balanced Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an invest-ment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500 for each Portfolio. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Serv-ice Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one par-ticular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their custom-ers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application, and mail it, together with a check payable to UAM Funds, to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to UAM Funds to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring addi-tional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio of the Fund may be redeemed by mail or telephone at any time without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. No charge is made for re-demptions. Any redemption may be more or less than the purchase price depend-ing on the market value of the investment securities held by the Portfolio.

  In addition to redeeming shares by mail or telephone, a shareholder of the Money Market Portfolio may redeem shares by check at any time, without cost, at the net asset value per share of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it rea-sonably believes to be genuine.

BY CHECK
  Shares of the Money Market Portfolio may be redeemed by checks drawn on your Fund account. Checks must be for amounts of $500 or more. The shares to be re-deemed by check will continue to earn dividends until the check clears at The Chase Manhattan Bank.

  Checks are supplied free of charge, and additional checks are mailed upon request. Checks will be mailed only to the registered owner at the address on record. To redeem shares by check:

    . indicate the option on the Optional Services Form accompanying the Application; and

    . submit a signature card with the required signature guarantees (see
      "SIGNATURE GUARANTEES").

  To arrange for redemption by check after an account has been opened, submit a written request and a signature card with the required signature guarantees to the UAM Funds Service Center.

  Stop payment instructions with respect to checks may be given to the UAM Funds Service Center. If there are insufficient shares in the account to cover the amount of the redemption by check, the redemption check will be returned marked "insufficient funds," and the account will be charged a fee of $25.00. Checks may not be used to close an account.

  If any portion of the shares to be redeemed represents an investment made by personal check, the Fund reserves the right not to honor the redemption until it is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations, which may take up to 15 days. If a purchase check is not collected, the purchase will be canceled and the account will be charged $25.00. Purchase of shares using Federal funds or bank wires, certified checks or cashier's checks allows more immediate access to an in-vestment. Banks normally impose a charge in connection with the use of bank wires, certified checks, cashier's checks and Federal funds.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid prices, or yield equivalents. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share of the Portfolio will ordinarily remain at $1.00 and the Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolio will maintain a constant net asset value per share of $1.00.

  The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on its election to operate under the provi-sions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain an average weighted ma-turity of 90 days or less, purchase only instruments deemed to have remaining maturities of one year or less, and invest only in securities which are deter-mined by the Adviser to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any in-strument not so rated, considered by the Adviser to be of comparable quality.

  The Directors have established procedures designed to stabilize the net as-set value per share for sales and redemptions at $1.00. These procedures in-clude periodic review at intervals the Directors deem appropriate and reason-able.

  In the event of a deviation of over 1/2 of 1% between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. Redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distribu-tions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations are all actions the Direc-tors may take in response to such a deviation.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  From time to time the Money Market Portfolio may advertise or quote its "yield" and "effective yield." The "yield" of the Money Market Portfolio re-fers to the income generated by an investment in the Portfolio over a seven day period (which period will be stated in the advertisement or quote). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective-yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an

Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Money Market Portfolio declares dividends daily and distributes substan-tially all of its net investment income monthly. The other Portfolios will normally distribute substantially all of their net investment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividend and capital gains distributions will be automatically rein-vested in additional shares of that Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November, or December to shareholders of rec-ord in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the divi-dends are paid before February 1 of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Dewey Square Investors Corporation, a Delaware corporation formed in 1989 as the successor to the business of the Dewey Square Investors Division of the First National Bank of Boston (which division was established in 1984), is lo-cated at One Financial Center, Boston, MA 02111. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides invest-ment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $3.4 billion in assets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

  RONALD L. MCCULLOUGH, CFA, MANAGING DIRECTOR -- EQUITY INVESTING, is the se-nior equity strategist and is responsible for all equity investments. He has 27 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was Senior Portfolio Manager and a member of the Trust Investment Committee at Bank of Boston's Institutional Investment Division. He has a BA from Harvard College and is a member of the Boston Security Analysts Society and the Institute of Chartered Financial Analysts (CFA). Mr. McCullough cur-rently manages the DSI Disciplined Value Portfolio. He has managed the Portfo-lio since its inception.

  RICHARD M. KANE, CFA, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, he was a Portfolio Manager and a Research Analyst for the Bank of Boston's Insti-tutional Investment Division, which he joined in 1981. He has 16 years of in-vestment experience. He is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. He holds a BS and an MBA in Finance from the State University of New York at Buffalo. Mr. Kane manages the DSI Balanced Portfolio.

  ROBERT S. STEPHENSON, CPA, SENIOR PORTFOLIO MANAGER, EQUITY, is responsible for the analysis of stocks in the following industries: energy, banking, in-surance, telecommunications, trucking, brokerage, and appliance. Mr. Stephen-son has 24 years of experience in the investment business and was most re-cently at The Putnam Management Company from 1978 through 1990 where he man-aged the

Putnam Option Trust. Mr. Stephenson joined Dewey Square in 1991. He graduated from Rochester Institute of Technology with a BS degree and earned an MBA from Columbia University. Mr. Stephenson currently manages the Disciplined Value Portfolio. He assumed responsibility for managing the Portfolio in April of 1993.

  G.A. DAVID GRAY, MANAGING DIRECTOR -- FIXED INCOME INVESTING, has 30 years of investment experience. Mr. Gray joined Dewey Square in 1994. Previously, he was Senior Vice President and Director of Fixed Income management at The Bos-ton Company which he joined in 1986. Prior to his tenure at The Boston Compa-ny, he was Managing Director of Fixed Income at Greenspan O'Neil Associates in New York and in charge of fixed income management at Manufacturers Hanover Trust Company. Mr. Gray is a graduate of Wilfred Laurier University, Waterloo, Ontario, Canada. He has authored several articles on various aspects of bond management. Mr. Gray manages the Limited Maturity Bond, Money Market and the DSI Balanced Portfolios. He has managed the Limited Maturity Bond and DSI Money Market Portfolios since March, 1994.

  Additional members of Dewey Square's team of professionals are:

  PETER M. WHITMAN, JR., PRESIDENT & CHIEF INVESTMENT OFFICER, is part of the team that founded Dewey Square in 1984. He was appointed President in 1988 and was previously Managing Director of Fixed Income, a position he held for seven years. Prior to the formation of Dewey Square, he served as Head of Fixed In-come for the Bank of Boston's Institutional Investment Division. He joined the Bank of Boston in 1971 as a Credit Analyst and was appointed head of Fixed In-come Research in 1975. He has 28 years of investment experience. Mr. Whitman holds a BA from Harvard College and an MBA from the New York University Gradu-ate School of Business. Mr. Whitman also serves as a Director/Trustee of the UAM Funds, which are mutual funds managed by various United Asset Management affiliates. He is a member and former Director of the Boston Security Analysts Society and a member and former President of the Boston Economics Club.

  EVA S. DEWITZ, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institu-tional Investment Division, which she joined in 1970. She has 26 years of in-vestment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern Uni-versity.

  LAUREL A. GORMLEY, CFA, PORTFOLIO MANAGER, EQUITY ANALYST, joined Dewey Square in 1985. In addition to her current responsibilities, she has served as Treasurer and Compliance Officer for Dewey Square. Previously, she was em-ployed at the Bank of Boston in the Loan Officer Training Program. She has 11 years of investment experience. She is a member of the Institute of Chartered

Financial Analysts and the Boston Security Analysts Society. She holds a BS from Boston College and is presently working towards an MBA at Babson College.

  SCOTT D. PITZ, CFA, SENIOR QUANTITATIVE ANALYST, EQUITY, joined Dewey Square in 1985. He is responsible for Dewey Square's quantitative research. Prior to his current responsibilities, he was in charge of all the operational/systems functions at Dewey Square. He has 11 years of investment experience. Mr. Pitz is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. He holds a BS from Middlebury College and an MBA from Northeastern University.

  ROBERT P. CLANCY, SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1994. Prior to that, he was a Vice President at Standish, Ayer & Wood responsible for the management of institutional bond portfolios, syn-thetic GIC's and quantitative research. Previously, he worked as a Vice Presi-dent at First Boston Company working primarily with insurance company and structured bond portfolios. Prior to that, Mr. Clancy worked for State Street Bank and John Hancock Mutual Life Insurance Company. He has 17 years of in-vestment experience and is a Fellow of the Society of Actuaries and a recipi-ent of the Halmstad Prize for his research paper on options on bonds. Mr. Clancy holds a BS from Brown University.

  FREDERICK C. MELTZER, PH.D. SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1995. Prior to that he was Managing Director of Fixed Income at World Asset Management. Previously, he held positions as Senior Manager of Fixed income at PanAgora Asset Management and Senior Fixed Income Portfolio Manager at The Boston Company. He has also held positions as Director of Re-search for the Farm Credit Banks Funding Corporation, Fixed Income Strategist at Chase Investors, and a staff economist at the Federal Reserve Bank of New York. He has 22 years of investment experience. Mr. Meltzer holds a MA in Eco-nomics from John Hopkins University and a Ph.D. in Economics from the Univer-sity of Virginia.

  MICHAEL E. SALVAY, SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1988. Prior to that, he worked for the Bank of Boston in the Trea-sury Division as a Quantitative Analyst. He has 9 years investment experience. Mr. Salvay holds a BA from the University of California at San Diego and an MBA from the Amos Tuck School of Dartmouth College.

  Under Investment Advisory Agreements with the Fund, dated as of September 27, 1989 and February 22, 1995, the Adviser manages the investment and rein-vestment of the assets of each Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolios' average daily net assets for the month:

   Disciplined Value Portfolio....
                                   0.75% of the first $500 million.
                                   0.65% in excess of $500 million
   Limited Maturity Bond
     Portfolio.................... 0.45% of the first $500 million.
                                   0.40% of the next $500 million.
                                   0.35% in excess of $1 billion.
   Money Market Portfolio.........
                                   0.40% of the first $500 million.
                                   0.35% in excess of $500 million.

   Balanced Portfolio............. 0.45% for the first 12 months of operations
                                   0.55% for the next 12 months of operations;
                                   0.65% thereafter.

  Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees to maintain the advisory fees at 0.18% of the Money Mar-ket Portfolio's average daily net assets. The Fund will not reimburse the Ad-viser for any advisory fees that are waived on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from, its profits or any other source available to it. When such service arrangement are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services

Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Disciplined Value Portfolio............................................ 0.06%
   Limited Maturity Bond Portfolio........................................ 0.04%
   Money Market Portfolio................................................. 0.02%
   Balanced Portfolio..................................................... 0.06%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the DSI Portfo-lios Institutional Class Shares in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Di-rectors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the regis-tration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distribution of such shares. Service Class

Shares have exclusive voting rights with respect to matters relating to such distribution expenditures. For information about the Service Class Shares of the Portfolios, contact the UAM Funds Service Center.

  As of December 6, 1996, Bank of Boston & Co., Boston, MA, held of record 42.8% of the outstanding shares of the Disciplined Value Portfolio Institu-tional Class Shares and 55.2% of the outstanding shares of the Limited Matu-rity Bond Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed and First National Bank of Boston, Can-ton, MA held of record 72.5% of the outstanding shares of the Money Market Portfolio Institutional Class Shares for which beneficial ownership is dis-claimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940) such Portfolio. As a result, those persons or organizations could have the ability to vote a ma-jority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Dewey Square Investors Corporation
  One Financial Center
  Boston, MA 02111
  (617) 526-1300

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





                      PROSPECTUS

                      January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  DSI Disciplined Value
  Portfolio

  Institutional Service
  Class Shares





P R O S P E C T U S





                    January 3, 1997

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------
                      DEWEY SQUARE INVESTORS CORPORATION
      SERVES AS INVESTMENT ADVISER TO THE DSI DISCIPLINED VALUE PORTFOLIO
                      INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------
                         PROSPECTUS -- JANUARY 3, 1997

INVESTMENT OBJECTIVE

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund". The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Portfolio offered by this Prospectus presently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata in-terests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. The securities offered hereby are shares of the Service Class Shares of the diversified DSI Disciplined Value Portfolio which is managed by Dewey Square Investors Corporation.

  DSI DISCIPLINED VALUE PORTFOLIO. The objective of the DSI Disciplined Value Portfolio is to achieve maximum long-term total return consistent with reason-able risk to principal through diversified equity investments.

  There can be no assurance that the Portfolio will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATIONTO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   3
Investment Objective.......................................................   4
Investment Policies........................................................   4
Other Investment Policies..................................................   5
Investment Limitations.....................................................   9
Purchase of Shares.........................................................  10
Initial Investments........................................................  11
Redemption of Shares.......................................................  13
Service and Distribution Plans.............................................  15
Shareholder Services.......................................................  17
Valuation of Shares........................................................  18
Performance Calculations...................................................  18
Dividends, Capital Gains Distributions and Taxes...........................  19
Investment Adviser.........................................................  20
Distributor................................................................  22
Portfolio Transactions.....................................................  22
General Information........................................................  23
UAM Funds -- Service Class Shares..........................................  25

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a Service Class shareholder of the DSI Disciplined Value Portfolio will incur. However, trans-action fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relation-ship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                 DSI DISCIPLINED
                                                                 VALUE PORTFOLIO
                                                                  SERVICE CLASS
                                                                     SHARES
                                                                 ---------------
   Sales Load Imposed on Purchases..............................      NONE
   Sales Load Imposed on Reinvested Dividends...................      NONE
   Deferred Sales Load..........................................      NONE
   Redemption Fees..............................................      NONE
   Exchange Fees................................................      NONE

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                 DSI DISCIPLINED
                                                                 VALUE PORTFOLIO
                                                                  SERVICE CLASS
                                                                     SHARES
                                                                 ---------------
   Investment Advisory Fees.....................................      0.75%
   Administrative Fee...........................................      0.20%
   12b-1 Fees (Including Shareholder Servicing Fees)*...........      0.25%
   Other Expenses...............................................      0.12%
                                                                      ----
   Total Operating Expenses.....................................      1.07%+
                                                                      ====

-----------
* See "SERVICE AND DISTRIBUTION PLANS."
+ The annualized Total Operating Expenses include the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Expenses of the DSI Disciplined Value Portfolio Service Class Shares would not differ.

  This table shows the various fees and expenses that a shareholder in the Service Class Shares of the DSI Disciplined Value Portfolio would bear di-rectly or indirectly. As the Service Class of the Portfolio has not yet begun operations, the expenses and fees set forth above are estimates based on the operations of the DSI Disciplined Value Portfolio Institutional Class Shares during the fiscal year ended October 31, 1996, except that such information has been restated to reflect 12b-1 fees and current administrative fees.

  The following example illustrates the expenses that a Service Class share-holder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   DSI Disciplined Value Portfolio Service
   Class Shares..............................  $13     $40     $69     $151

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE
  The information set forth in the foregoing table and example relates only to Service Class Shares of the Portfolio, which Shares are subject to different total fees and expenses then Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Dewey Square Investors Corporation (the "Adviser"), an investment counseling firm founded in 1989, serves as investment adviser to the Fund's four DSI Portfolios including the DSI Disciplined Value Portfolio. The Adviser was formed as the successor to the business of The Dewey Square Investors Division of The First National Bank of Boston which division was established in 1984. The Adviser presently manages over $3.4 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. See "PURCHASE OF SHARES."

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will also distribute any re-alized net capital gains annually. Distributions will be reinvested in Portfo-lio shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS AND DISTRIBUTIONS.")

REDEMPTION AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the pur-chase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial condi-tions and prospects of the issuers in which the Portfolio invests. Prospective investors in the Fund should consider the following: (1) The Portfolio may in-vest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (2) The Portfolio may invest in foreign securities, which may involve greater risks than investments in do-mestic securities, such as foreign currency risks. (See "FOREIGN INVEST-MENTS.") (3) In general the Portfolio will not trade for short-term profits, however, when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in addi-tional cost and the realization of capital gains. (See "OTHER INVESTMENT POLI-CIES -- PORTFOLIO TURNOVER.") (4) In addition, the Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, each of which involves special risks. (See "OTHER INVESTMENT POLICIES.")

                             INVESTMENT OBJECTIVE

  DSI DISCIPLINED VALUE PORTFOLIO -- The objective of the DSI Disciplined Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal through diversified equity investments. The Port-folio's investment strategy is value oriented, with a disciplined approach to stock selection.

                              INVESTMENT POLICIES

  The DSI Disciplined Value Portfolio seeks to achieve its objective by in-vesting primarily in common stocks of mid to large capitalization companies. The selection process for the Portfolio focuses upon the stocks of undervalued yet fundamentally sound companies which exhibit improving fundamentals.

  Using screening parameters such as relative price/earning ratios, relative dividend yields, relative price to book ratios, debt adjusted price to sales ratios, and other financial ratios, the Adviser screens over one thousand stocks to identify potentially undervalued securities. Stocks are also screened by an "Earnings per share" revision screen which measures the change in earnings estimate expectations of each stock. The list of potential invest-ments is narrowed further by the use of traditional fundamental security anal-ysis. The Adviser interviews company managements and reviews the assessments and opinions of outside analysts and consultants as well as monitors industry trends and technical accumulation/distribution patterns before making the fi-nal stock selection.

  The Portfolio maintains a high degree of diversification generally with a representation in all of the Standard & Poor's 500 Composite Price Stock Index economic sectors. As market timing is not an important part of the Adviser's investment strategy, cash reserves will normally represent a small portion of the Portfolio's assets (under 20%). It is the policy of the Portfolio to in-vest, under normal circumstances, at least 80% of its assets in equity securi-ties. For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and invest up to 100% of its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States-based companies; however, from time to time shares of foreign-based companies may be purchased if they pass the selection process outlined above. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individu-ally.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "forward delivery" or "delayed settlement" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. "Delayed settlement" is a term used to describe the set-tlement of a security transaction in the secondary market which will occur sometime in the future. However, no payment or delivery is made by the Portfo-lio until it receives payment or delivery from the other party to the transac-tion. The Portfolio will maintain a separate account of cash or liquid securi-ties at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, al-though a Portfolio may earn income on securities it has deposited in a segre-gated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  The Portfolio will not normally engage in short-term trading but reserves the right to do so. The table set forth in "Financial Highlights" will present the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Portfolio's total as-sets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment com-pany. The Portfolio will indirectly bear its proportionate share of any man-agement fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or

$2.5 million in the Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the Money Market Portfolio, the in-vesting Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the Money Mar-ket Portfolio. The investing Portfolio will bear expenses of the Money Market Portfolio on the same basis as all of its other shareholders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, the Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, it is expected that use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transactions costs. The Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any agency or instrumentality there-
      of);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) acquire any security of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's to-tal assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position;

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of the Portfolio's total assets), and
      (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not incon-sistent with the 1940 Act or the rules and regulations or interpreta-tions of the Commission thereunder;

  (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; and

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares may be purchased through UAM Fund Distributors, Inc. (the "Distribu-tor") without a sales commission, at the net asset value per share next deter-mined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The minimum initial investment required is $2,500. Certain exceptions may be determined by the Officers of the Fund. The Portfolio issues two classes of shares: Institu-tional Class and Service Class. The two classes of shares each represent in-terests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the share-holder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Serv-ice Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensa-tion for selling or servicing Portfolio shares may receive different compensa-tion with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their custom-ers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

                              INITIAL INVESTMENTS

BY MAIL
  Complete and sign an Application and mail it, together with a check payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #02100-0021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name____________
                          Your Account Number____________
                           Your Account Name____________
                          Wire Control Number____________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to UAM Funds to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring addi-tional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfo-lio's shares will be made in full and fractional shares of the Portfolio cal-culated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time without cost, at the net asset value per share of the Portfolio next deter-mined after receipt of the redemption request. No charge is made for redemp-tions. Any redemption may be more or less than the purchase price depending on the market value of the investment securities held by the Portfolio.

  No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the invest-ment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it rea-sonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to
Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or a Service Agent, as the case may be, for payments made at an an-nual rate of up to .25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account mainte-nance and may constitute an expense of distributing Fund Service Class Shares as the Commission construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from so acting, its shareholder clients would be per-mitted to remain Fund shareholders and alternative means for continuing the Servicing of such shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and the Service Plan (together, the "Plans") were ap-proved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b- 1 Directors"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Di-rectors, or by the vote of a majority of the outstanding Service Class Shares of the Portfolio.

  While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon imple-mentation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of the Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of UAMFSI and of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servic-ing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such pay-ments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally avail-able to all qualified service providers. The Adviser may compensate its affil-iated companies for referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compen-sates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (For those Portfolios currently of-fering Service Class Shares, please call the UAM Funds Service Center.) Ex-change requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (Eastern Time) for the DSI Money Market Portfolio, and 4:00 p.m. (Eastern
Time) for the other two DSI Portfolios will be processed as of the close of business on the same day. Requests received after 4 p.m. will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permitted. For additional information regarding responsi-bility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at anytime.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains.

A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividend and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November, or December to shareholders of rec-ord in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the divi-dends are paid before February 1 of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Dewey Square Investors Corporation, a Delaware corporation formed in 1989 as the successor to the business of the Dewey Square Investors Division of the First National Bank of Boston (which division was established in 1984), is lo-cated at One Financial Center, Boston, MA 02111. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation and provides investment man-agement services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $3.4 billion in assets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolio and a description of their business experience are as follows:

  Ronald L. McCullough, CFA, MANAGING DIRECTOR -- EQUITY INVESTING, is the se-nior equity strategist and is responsible for all equity investments. He has 27 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was Senior Portfolio Manager and a member of the Trust Investment Committee at Bank of Boston's Institutional Investment Division. He has a BA from Harvard

College and is a member of the Boston Security Analysts Society and the Insti-tute of Chartered Financial Analysts (CFA). Mr. McCullough has managed the Portfolio since its inception.

  Robert S. Stephenson, CPA, SENIOR PORTFOLIO MANAGER, EQUITY, is responsible for the analysis of stocks in the following industries: energy, banking, in-surance, telecommunications, trucking, brokerage, and appliance. Mr. Stephen-son has 24 years of experience in the investment business and was most re-cently at The Putnam Management Company from 1978 through 1990 where he man-aged the Putnam Option Trust. Mr. Stephenson joined Dewey Square in 1991. He graduated from Rochester Institute of Technology with a BS degree and earned an MBA from Columbia University. Mr. Stephenson assumed responsibility for managing the Portfolio in April of 1993.

  Additional members of Dewey Square Investors Corporation team of equity pro-fessionals are:

  Eva S. Dewitz, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institu-tional Investment Division, which she joined in 1970. She has 26 years of in-vestment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern Uni-versity Graduate School of Business Administration.

  Richard M. Kane, CFA, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, he was a Portfolio Manager and a Research Analyst for the Bank of Boston's Insti-tutional Investment Division, which he joined in 1981. He has 16 years of in-vestment experience. Richard is a member of the Institute of Chartered Finan-cial Analysts and the Boston Security Analysts Society. He holds a BS and an MBA in Finance from the State University of New York at Buffalo.

  Laurel A. Gormley, CFA, PORTFOLIO MANAGER, joined Dewey Square in 1985. In addition to her current responsibilities, she has served as Treasurer and Com-pliance Officer for Dewey Square. Previously she was employed at the Bank of Boston in the Loan Officer Training Program. She has 11 years of investment experience. Ms. Gormley is a member of the Institute of Chartered Financial Analysts and the Boston Security Analyst Society. She holds a BS from Boston College and is presently working towards an MBA at Babson College.

  Scott D. Pitz, CFA, SENIOR QUANTITATIVE ANALYST, EQUITY, joined Dewey Square in 1985. He is responsible for Dewey Square's quantitative research. Prior to his current responsibilities, he was in charge of all the operational/systems functions at Dewey Square. He has 11 years of investment experience. Mr. Pitz is a member of the Institute of Chartered Financial Analysts and the Boston Security

Analysts Society. He holds a BS from Middlebury College and an MBA from North-eastern Univeristy.

  Under an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, dated as of September 27, 1989, the Adviser, manages the investment and reinvestment of the assets of the Fund. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, the Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to the Portfolio's average daily net assets for the month:

DSI Disciplined Value Portfolio.............................. .750% of the first
                                                              $500 million.
                                                              .650% in excess of
                                                              $500 million.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Man-agement Corporation with its principal office at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as de-scribed under "Service and Distribution Plans" above). The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a major-ity of Directors who are neither parties to such Agreement, nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Ad-viser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolio in addition to required Ad-viser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of the Portfolio and one or more other clients served by the Adviser is considering the purchase at or about the same time, transactions in such secu-rities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distribution of such shares. Service Class Shares have exclu-sive voting rights with respect to matters relating to such distribution ex-penditures. For information about the Institutional Class Shares of the Port-folios, contact the UAM Funds Service Center.

  As of December 6, 1996, Bank of Boston & Co., Boston, MA, held of record 42.8% of the outstanding shares of the Disciplined Value Portfolio Institu-tional Class Shares and 55.2% of the outstanding shares of the Limited Matu-rity Bond Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed and First National Bank of Boston, Can-ton, MA held of record 72.5% of the outstanding shares of the Money Market Portfolio Institutional

Class Shares for which beneficial ownership is disclaimed or presumed dis-claimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio
 DSI Disciplined Value Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Dewey Square Investors Corporation
  One Financial Center
  Boston, MA 02111
  (617) 526-1300

  Distributor
  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  FMA Small Company Portfolio

  Institutional
  Class Shares




P R O S P E C T U S





                    January 3, 1997

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER

                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          FMA SMALL COMPANY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
           INVESTMENT ADVISER: FIDUCIARY MANAGEMENT ASSOCIATES, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund". The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and policies. The FMA Small Company Portfolio currently offers two separate clas-ses of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institu-tions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Fiduciary Management Associates, Inc.

  FMA SMALL COMPANY PORTFOLIO. The objective of the FMA Small Company Portfo-lio (the "Portfolio") is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997, and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TOTHE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Prospectus Summary..........................................................   3
Risk Factors................................................................   4
Financial Highlights........................................................   5
Investment Objective........................................................   6
Investment Policies.........................................................   6
Other Investment Policies...................................................   6
Investment Limitations......................................................  10
Purchase of Shares..........................................................  11
Redemption of Shares........................................................  14
Shareholder Services........................................................  16
Valuation of Shares.........................................................  16
Performance Calculations....................................................  17
Dividends, Capital Gains Distributions and Taxes............................  17
Investment Adviser..........................................................  18
Administrative Services.....................................................  21
Distributor.................................................................  22
Portfolio Transactions......................................................  22
General Information.........................................................  23
UAM Funds -- Institutional Class Shares.....................................  25

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a shareholder of the Portfolio will incur. However, transaction fees may be charged if a bro-ker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees............................................  0.75 %
   Administrative Fees.................................................  0.38 %
   12b-1 Fees..........................................................  NONE
   Distribution Costs..................................................  NONE
   Other Expenses......................................................  0.40 %
   Advisory Fees Waived................................................ (0.50)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver).........................  1.03 %*
                                                                        =====

-----------
* Absent the Adviser's fee waiver, annualized Total Operating Expenses of the Portfolio for the fiscal year ended October 31, 1996 would have been 1.53%. The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, the annualized Total Operating Ex-penses would not have differed.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly.

  The annualized expenses and fees listed above are based on the Portfolio's operations during the fiscal year ended October 31, 1996, except that Adminis-trative Fees have been restated to reflect the current fees. See "ADMINISTRA-TIVE SERVICES" herein and in the SAI. The Adviser has voluntarily agreed to waive a portion of its advisory fees to maintain the Portfolio's total annual operating expenses from exceeding 1.03% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   FMA Small Company Portfolio..................  $11     $33     $57     $126

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Fiduciary Management Associates, Inc. (the "Adviser"), an investment coun-seling firm founded in 1980, serves as investment adviser to the Fund's FMA Small Company Portfolio (the "Portfolio"). The Adviser presently manages over $1.4 billion in assets for institutional clients and high net worth individu-als. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $25,000. The minimum for subsequent investments is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION AND EXCHANGE
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolio invests. Prospective investors in the Fund should consider the following: (1) Common stocks of com-panies which have small market capitalization may exhibit greater market vola-tility than common stock of companies which have larger capitalization; (2) The Portfolio may invest in foreign securities which may involve greater risks than investments in domestic securities, such as foreign currency risks. (See "FOREIGN INVESTMENTS."); (3) The Portfolio may use various investment prac-tices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, each of which involves special risks. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table shows selected per share information for a share out-standing throughout the periods presented for the Portfolio. It is part of the Portfolio's Financial Statements, which are included in the Portfolio's 1996 Annual Report to Shareholders. The Annual Report is incorporated into the Portfolio's SAI. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion is also incorporated into the SAI. Please read the following information in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                           JULY 31,
                            1991**
                               TO             YEARS ENDED OCTOBER 31,
                          OCTOBER 31, ---------------------------------------------
                             1991      1992      1993     1994     1995      1996
                          ----------- -------   -------  -------  -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.00    $ 10.54   $ 10.36  $ 14.24  $ 12.13   $ 13.19
                            ------    -------   -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)+...............      0.04      (0.01)     0.02     0.01     0.08      0.09
 Net Realized &
  Unrealized Gain (Loss)
  on Investments........      0.53      (0.14)     3.88     0.50     1.47      2.46
                            ------    -------   -------  -------  -------   -------
 Total from Investment
  Operations............      0.57      (0.15)     3.90     0.51     1.55      2.55
                            ------    -------   -------  -------  -------   -------
DISTRIBUTIONS
 Net Investment Income..     (0.03)     (0.01)    (0.02)     --     (0.08)    (0.09)
 Net Realized Gain......       --       (0.01)      --     (2.62)   (0.41)    (1.60)
 Return of Capital......       --       (0.01)      --       --       --        --
                            ------    -------   -------  -------  -------   -------
 Total Distributions....     (0.03)     (0.03)    (0.02)   (2.62)   (0.49)    (1.69)
                            ------    -------   -------  -------  -------   -------
CAPITAL CONTRIBUTION....       --         --        --       --       --       0.06
NET ASSET VALUE, END OF
 PERIOD.................    $10.54    $ 10.36   $ 14.24  $ 12.13  $ 13.19   $ 14.11
                            ======    =======   =======  =======  =======   =======
TOTAL RETURN+...........      5.71 %    (1.48%)   37.65%    4.54%   13.57%    22.51%
                            ======    =======   =======  =======  =======   =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $9,834    $18,071   $18,569  $19,561  $20,847   $20,953
Ratio of Expenses to
 Average Net Assets.....      1.03%*     1.03%     1.03%    1.03%    1.03%#    1.03%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....      2.14%*    (0.07%)    0.14%    0.06%    0.66%     0.75%
Portfolio Turnover
 Rate...................         7%       134%      163%     121%     170%      106%
Average Commission Rate
 #......................       N/A        N/A       N/A      N/A      N/A   $0.0600
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..    $ 0.04    $ 0.003   $  0.03  $  0.03  $  0.04   $  0.06
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       N/A        N/A       N/A      N/A     1.03%     1.03%

-----------
 * Annualized
** Commencement of Operations
 + Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser.
 # For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose the average commission rate per share it paid for Portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVE

  The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by invest-ing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization. Market capitalization of companies in the Port-folio will generally be in the $50 million to $1 billion range. Capital return is likely to be the predominant component of the Portfolio's total return.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing primarily in com-mon stocks of smaller, less established companies in terms of revenues, assets and market capitalization. The Portfolio may invest in both stock exchange listed and over-the-counter securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in small companies (companies whose stock market capitalizations range from $50 million to $1 billion).

  In analyzing and selecting investments, the Adviser looks for market themes and changes that signal opportunity. At any given time, the Portfolio will be invested in a diversified group of stocks in several industries. The Portfolio will invest primarily in U.S. companies. The Adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the Adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger company.

  The Adviser follows all stocks owned or being considered for purchase. The Adviser's sell discipline calls for re-evaluation of the fundamentals of stocks that:

  . meet initial targets of revenue or stock market value growth

  . decline an absolute 15% in stock market value

  . grow by 25% in stock market value in a short time.

  Cash reserves will represent a relatively small percentage of the Portfo-lio's assets. For temporary defensive purposes, the Portfolio may reduce its holding of equity securities and increase its holdings of short-term invest-ments.

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of de-posit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and com-mercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell it back at an agreed upon price plus an agreed upon market rate of in-terest. Under a repurchase agreement, the seller is also required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily and the Adviser will, if necessary, require the seller to maintain addi-tional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller under an agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has been granted permission by the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agree-ments on a joint basis. By entering into joint repurchase agreements, a Port-folio may incur lower transactions costs and earn higher rates of interest on such repurchase agreements. Each Portfolio's contribution will determine its return from a joint repurchase agreement.

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although a Portfolio may earn income on securities it has de-posited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  The Portfolio will not normally engage in short-term trading but reserves the right to do so. In addition to portfolio trading costs, higher rates of portfolio turnover may result in realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  The Portfolio may invest up to 10% of its assets in the equity securities of foreign issuers of developed countries. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable infor-mation may not be readily available about certain foreign companies. Securities of some non-U.S. Securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Funds Distributor, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $25,000. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their custom-ers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application, and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name ______________
                          Your Account Number _______________
                           Your Account Name _______________
                          Wire Control Number _______________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can by made at any time. The minimum additional in-vestment is $1,000. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring addi-tional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received prior to 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as detailed under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of the exchange such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are not subject to any restrictions upon their sale by the Port-folio under the Securities Act of 1933, or otherwise; and

  . the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immedi-ately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a loss or gain depending upon the cost of securities or local currency ex-changed. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documentation, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requir-ing the investor to provide certain personal identification at the time an ac-count is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a free copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in the shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

  An exchange into another UAM Funds Portfolio is a sale of shares and may re-sult in a gain or loss for income tax purposes. The Fund may modify or termi-nate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. Net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sales prices of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholder in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Portfolio is required by Federal law to withhold 31% of reportable pay-ments paid to shareholders who have not complied with IRS identification regu-lations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made either on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Fiduciary Management Associates, Inc. is an Illinois corporation formed in 1980 and is located at 55 West Monroe Street, Suite #2550, Chicago, Illinois 60603. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corpora-tions, foundations, endowments, pension and profit sharing plans, trusts, es-tates and other institutions as well as individuals. As of the date of this Prospectus, the Adviser had over $1.4 billion in assets under management.

  The investment professionals of the Adviser primarily responsible for the day-to-day management of the Portfolio and a description of their business ex-perience are as follows:

PATRICIA A. FALKOWSKI
PRESIDENT AND CHIEF INVESTMENT OFFICER

 1993-present Fiduciary Management Associates, Inc.
              President and Chief Investment Officer
 1992-1993    Fiduciary Management Associates, Inc.
              Executive Vice President and Chief Investment Officer
 1991-1992    Vice President, Portfolio Manager
 1989-1991    STR Analysis, Inc.
              President
 1983-1989    Kemper Financial Services
              Associate Director of Equity Research
 1981-1983    Harris Trust & Savings
              Sector Head, Equity Research
 1979-1981    Kemper Financial Services, Inc.
              Research Analyst
 1970-1979    Federal government positions
              Financial Analyst
 1980         M.B.A., University of Chicago
 1969         B.S., Rider College

  Ms. Falkowski began managing the FMA Small Company Portfolio in July of
1992.

ALBERT F. GUSTAFSON
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

 1995-present Fiduciary Management Associates, Inc.
              Senior Vice President and Portfolio Manager
 1992-1995    Prairie State Advisory, Inc.
              President
 1990-1992    Weiss, Peck & Greer
              Research Analyst
 1988-1992    Oakwood Asset Management
              Partner
 1988-1988    Gabelli and Company
              Investment Manager & Research
 1985-1988    Kemper Financial Services
              Research and Fund Management
 1981-1985    Alliance Capital Management
              Research Analyst
 1974         M.B.A., DePaul University
 1967         B.S., University of Illinois

  Mr. Gustafson began managing the FMA Small Company Portfolio in November of 1995.

  Additional members of the Fiduciary Management Associates, Inc. team of pro-fessionals are as follows:

ROBERT F. "TAD" CARR, III
CHAIRMAN

1980-present  Fiduciary Management Associates, Inc.
              Chairman and Co-founder
              Client Relations
              New Business
1972-1980     Investment and Capital Management Corp.
              Executive Vice President
1966-1972     Murine Company
              Treasurer
              Abbott Laboratories
              Manager of Optical Division
1964-1966     Northern Trust Bank
              Banking Department -- Corporate Accounts
1962          B.S., Babson College

ROBERT W. THORNBURGH, JR., C.F.A.
EXECUTIVE VICE PRESIDENT AND ACCOUNT MANAGER
1984-present  Fiduciary Management Associates, Inc.
              Executive Vice President and Account
              Manager
1970-1984     Scudder, Stevens & Clark
              Vice President and Senior Portfolio
              Manager
1969          M.B.A., Northwestern University
1964          B.S., Northwestern University

LLOYD J. SPICER, C.F.A.
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
1994-present  Fiduciary Management Associates, Inc.
              Senior Vice President and Portfolio
              Manager
1982-1994     La Salle National Corporation
              Senior Vice President
1979          M.B.A., Illinois Institute of Technology
1974          B.S., Indiana State University

  Under an Investment Advisory Agreement with the Fund, dated as of October 8, 1990, the Adviser manages the investment and reinvestment of the assets of the Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, the Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rate to the Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   FMA Small Company Portfolio............................................ 0.75%

  In cases where a shareholder of the Portfolio has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the investment counseling fees paid by the client directly to the Adviser. This procedure will be utilized with clients having contractual relationships based on total assets managed by Fiduciary Management Associates, Inc. to avoid sit-uations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's in-vestment in the Portfolio. The Adviser may waive its advisory fees to keep the Portfolio's total annual operating expenses from exceeding 1.03% of its aver-age daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on be-half of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When in effect, such services arrangements, are made generally available to all quali-fied service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fee is the following percentage of ag-gregate net assets:

                                                                           RATE
                                                                           ----
   FMA Small Company Portfolio............................................ 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the FMA Small Com-pany Portfolio Institutional Class Shares offered in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the agreements must include a majority of Directors who are not parties to such Agreement or interested per-sons of any such party. The Agreement provides that the Fund will bear costs of the registration of its shares with the SEC and various states, and the printing of its prospectuses, statements of additional information and reports to stockholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they or their affiliates provide to the Portfolio in addition to required broker serv-ices. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, pro-vided that such commissions are paid in compliance with the Securities Ex-change Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more other clients served by the Adviser is con-sidered at or about the same time, transactions in such securities will be al-located among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Direc-tors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable, have no pref-erence as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service

Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number or address listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983
  Investment Adviser
  Fiduciary Management Associates, Inc.
  55 West Monroe Street
  Suite 2550
  Chicago, IL 60603-5093
  (312) 930-6850

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

  LOGO

  FMA Small Company Portfolio

  Institutional Service
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------
                          FMA SMALL COMPANY PORTFOLIO
           INVESTMENT ADVISER FIDUCIARY MANAGEMENT ASSOCIATES, INC.
                      INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

INVESTMENT OBJECTIVE

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Portfolio offered by this Prospectus presently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata in-terests in their respective Portfolios and accrue dividends in the same man-ner, except that Service Class Shares bear fees payable by that class (at a rate of 0.40% per annum) to financial institutions for services they provide to shareholders of such shares. The securities offered hereby are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by Fi-duciary Management Associates, Inc.

  FMA SMALL COMPANY PORTFOLIO. The objective of the FMA Small Company Portfo-lio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

  There can be no assurance that the Portfolio will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. Such Statement is dated January 3, 1997, and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone num-ber above.

THIS  SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND  EX-
 CHANGE  COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS THE  SECURI-
  TIES AND  EXCHANGE COMMISSION OR ANY STATE SECURI- TIES  COMMISSION PASSED
   UPON  THE ACCURACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO  THE CON-
    TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Investment Objective.......................................................   4
Investment Policies........................................................   4
Other Investment Policies..................................................   5
Investment Limitations.....................................................   8
Purchase of Shares.........................................................   9
Initial Investments........................................................  10
Redemption of Shares.......................................................  12
Service and Distribution Plans.............................................  14
Shareholder Services.......................................................  17
Valuation of Shares........................................................  17
Performance Calculations...................................................  18
Dividends, Capital Gains Distributions and Taxes...........................  18
Investment Adviser.........................................................  19
Administrative Services....................................................  22
Distributor................................................................  23
Portfolio Transactions.....................................................  23
General Information........................................................  24
UAM Funds --  Service Class Shares.........................................  26

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a Service Class shareholder of the FMA Small Company Portfolio will incur. The Fund does not charge shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermedi-ary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further infor-mation.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                          FMA
                                                                         SMALL
                                                                        COMPANY
                                                                       PORTFOLIO
                                                                        SERVICE
                                                                         CLASS
                                                                        SHARES
                                                                       ---------
   Sales Load Imposed on Purchases....................................   NONE
   Sales Load Imposed on Reinvested Dividends.........................   NONE
   Deferred Sales Load................................................   NONE
   Redemption Fees....................................................   NONE
   Exchange Fees......................................................   NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                          FMA
                                                                         SMALL
                                                                        COMPANY
                                                                       PORTFOLIO
                                                                        SERVICE
                                                                         CLASS
                                                                        SHARES
                                                                       ---------
   Investment Advisory Fees...........................................    0.75 %
   Administrative Fees................................................    0.38 %
   12b-1 Fees (Including Shareholder Servicing Fees)(*)...............    0.40 %
   Other Expenses.....................................................    0.40 %
   Advisory Fees Waived...............................................   (0.50)%
                                                                         -----
   Total Operating Expenses (After Fee Waiver)........................    1.43 %
                                                                         =====

-----------

+ Absent the Adviser's fee waiver, annualized Total Operating Expenses of the Service Class Shares would be 1.93%. The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses would not have differed.

* Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15% Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. See "Service and Distribution Plans."

  This table shows the various fees and expenses that a shareholder in the FMA Small Company Portfolio's Service Class Shares would bear directly or indi-rectly. As the Service Class of the Portfolio has not yet begun operations, the expenses and fees set forth above are estimates, based on the Portfolio's Institutional Class Shares operations during the fiscal year ended October 31, 1996 except that such information has been restated to reflect 12b-1 fees and current administrative fees.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise pay-able by the Portfolio, if necessary, in order to keep the Portfolio's Service Class Shares total annual operating expenses from exceeding 1.43% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.

  The following example illustrates the expenses that a Service Class share-holder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) a redemption at the end of each time peri-od. As noted in the table on the previous page, the Portfolio charges no re-demption fees of any kind.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   FMA Small Company Portfolio Service Class
     Shares..................................  $15     $33       *       *

-----------
* As the Service Class Portfolio has not yet begun operations, the Fund has not projected expenses beyond the three-year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE
  The information set forth in the foregoing table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. See "Service and Dis-tribution Plans."

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Fiduciary Management Associates, Inc. (the "Adviser"), an investment coun-seling firm founded in 1980, serves as investment adviser to the Fund's FMA Small Company Portfolio (the "Portfolio"). The Adviser presently manages over $1.4 billion in assets for institutional clients and high net worth individu-als. See "Investment Adviser."

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $25,000. The minimum for subsequent investments is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION AND EXCHANGE
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial condi-tions and prospects of the issuers in which the Portfolio invests. Prospective investors in the Fund should consider the following: (1) Common stocks of com-panies which have small market capitalization may exhibit greater market vola-tility than common stock of companies which have larger capitalization. (2) The Portfolio may invest in foreign securities which may involve greater risks than investments in domestic securities, such as foreign currency risks. (See "Foreign Investments.") (3) In addition, the Portfolio may use various invest-ment practices that involve special consideration, including investing in re-purchase agreements, when-issued, forward delivery and delayed settlement se-curities and lending of securities, each of which involves special risks. (See "Other Investment Policies").

                             INVESTMENT OBJECTIVE

  The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return, consistent with reasonable risk to principal, by in-vesting primarily in common stocks of smaller companies in terms of revenues and/or market capitalization. Market capitalization of companies in the Port-folio will generally be in the $50 million to $1 billion range. Capital return is likely to be the predominant component of the Portfolio's total return.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing primarily in com-mon stocks of smaller, less established companies in terms of revenues, assets and market capitalization. The Portfolio may invest in both stock exchange listed and over-the-counter securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in small companies, i.e., companies whose stock market capitalization (total market value of out-standing shares) range from $50 million to $1 billion.

  In analyzing and selecting investments, the Adviser looks for market themes and changes that signal opportunity. At any given time, the Portfolio will be invested in a diversified group of stocks in several industries. Primarily, the Portfolio will invest in U.S. companies. The Adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the Ad-viser uses initial public offerings sparingly, concentrating instead on compa-nies with seasoned management or a track record as part of a larger company.

  The Adviser follows all stocks owned or being considered for purchase. The Adviser's sell discipline calls for re-evaluation of the fundamentals of stocks that:

  .meet initial targets of revenue or stock market value growth

  .decline an absolute 15% in stock market value

  .grow by 25% in stock market value in a short time.

  Cash reserves will represent a relatively small percentage of the Portfo-lio's assets. For temporary defensive purposes, the Portfolio may reduce its holding of equity securities and increase its holdings of short-term invest-ments.

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these in-vestments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell it back at an agreed upon price plus an agreed upon market rate of in-terest. Under a repurchase agreement, the seller is also required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain ad-ditional securities to ensure that the value is in compliance with the previ-ous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller under an agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has been granted permission by the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agree-ments on a joint basis. By entering into joint repurchase agreements, a Port-folio may incur lower transactions costs and earn higher rates of interest on such repurchase agreements. Each Portfolio's contribution will determine its return from a joint repurchase agreement.

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securi-ties will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed deliv-ery basis prior to the time delivery is made although a Portfolio may earn in-come on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  The Portfolio will not normally engage in short-term trading but reserves the right to do so. In addition to portfolio trading costs, higher rates of portfolio turnover may result in realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  The Portfolio may invest up to 10% of its assets in the equity securities of foreign issuers of developed countries. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable infor-mation may not be readily available about certain foreign companies. Securi-ties of some non-U.S. Securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic develop-ments which could affect U.S. investments in those countries.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) acquire any security of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's to-tal assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsis-tent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; and any securities which are loaned by the Portfolio will be continually collateralized and marked-to-market daily;

  (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; and

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the portfolio may be purchased through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. (See "Service and Distribution Plans" and "Valuation of Shares.") The required minimum initial investment for the Portfolio is $25,000 certain exceptions may be determined by the Officers of the Fund. The Portfo-lio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of in-vestments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses and distribution plan ex-penses, and have exclusive voting rights with respect to the Rule 12b-1 Dis-tribution Plan pursuant to which the distribution fee may be paid. (See "Ex-change Privilege.") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distribu-tor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Serv-ice Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions re-garding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compen-sation for selling or servicing Portfolio shares may receive different compen-sation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment informa-tion, documentation and money.

                              INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application, and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can by made at any time. The minimum additional in-vestment is $1,000. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received prior to 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as detailed under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of the exchange such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are not subject to any restrictions upon their sale by the Port-folio under the Securities Act of 1933, or otherwise; and

  . the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immedi-ately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a loss or gain depending upon the cost of securities or local currency ex-changed. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documentation, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requir-ing the investor to provide certain personal identification at the time an ac-count is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent, as the case may be, for payments made at an an-nual rate of up to .25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Organization during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a pay-ment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the Commission construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit de-scribed herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the Servicing of such shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "inter-ested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be termi-nated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding Service Class Shares of the Portfolio.

  While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate .75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to

 .50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the FMA Small Company Portfolio Service Class Shares, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board approval. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales repre-sentatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Directors, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolio are also limited un-der certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of UAMFSI and of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servic-ing, record- keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such pay-ments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally avail-able to all qualified service providers. The Adviser may compensate its affil-iated companies by referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compen-sates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a free copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in the shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

  An exchange into another UAM Funds Portfolio is a sale of shares and may re-sult in a gain or loss for income tax purposes. The fund may modify or termi-nate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. Net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sales prices of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Portfolio is required by Federal law to withhold 31% of reportable pay-ments paid to shareholders who have not complied with IRS identification regu-lations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made either on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Fiduciary Management Associates, Inc. is an Illinois corporation formed in 1980 and is located at 55 West Monroe Street, Suite #2550, Chicago, Illinois 60603. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corpora-tions, foundations, endowments, pension and profit sharing plans, trusts, es-tates and other institutions as well as individuals. As of the date of this Prospectus, the Adviser had over $1.4 billion in assets under management.

  The investment professionals of the Adviser primarily responsible for the day-to-day management of the Portfolio and a description of their business ex-perience are as follows:

PATRICIA A. FALKOWSKI
PRESIDENT AND CHIEF
INVESTMENT OFFICER
               Fiduciary Management Associates, Inc. President and Chief In-
1993-present   vestment Officer
1992-1993      Fiduciary Management Associates, Inc. Executive Vice President
               and Chief Investment Officer
1991-1992      Vice President, Portfolio Manager
1989-1991      STR Analysis, Inc. President
1983-1989      Kemper Financial Services Associate-Director of Equity Research
1981-1983      Harris Trust & Savings Sector Head, Equity Research
1979-1981      Kemper Financial Services, Inc. Research Analyst
1970-1979      Federal government positions Financial Analyst
1980           M.B.A., University of Chicago
1969           B.S., Rider College

  Ms. Falkowski began managing the FMA Small Company Portfolio in July of
1992.

ALBERT F. GUSTAFSON
SENIOR VICE PRESIDENT
AND PORTFOLIO MANAGER
1995-present   Fiduciary Management Associates, Inc. Senior Vice President and
               Portfolio Manger
1992-1995      Praire State Advisory, Inc. President
1990-1992      Weiss, Peek & Greer
               Research Analyst
1988-1992      Oakwood Asset Management
               Partner
               Gabelli and Company
1988-1988      Investment Manager & Research
1985-1988      Kemper Financial Services
1981-1985      Alliance Capital Management
               Research Analyst
1974           M.B.A., DePaul University
1967           B.S., University of Illinois

  Mr. Gustafson began managing the FMA Small Company Portfolio in November of 1995.

  Additional members of the Fiduciary Management Associates, Inc. team of pro-fessionals are as follows:

ROBERT F. "TAD" CARR, III
CHAIRMAN
1980-present   Fiduciary Management Associates, Inc.; Chairman and Co founder
               Client Relations
1972-1980      New Business Investment and Capital Management Corp., Executive
               Vice President
1966-1972      Murine Company, Treasurer, Abbott Laboratories, Manager of Op-
               tical Division
1964-1966      Northern Trust Bank, Banking Department--Corporate Accounts
1962           B.S., Babson College

ROBERT W. THORNBURGH, JR., C.F.A.
EXECUTIVE VICE PRESIDENT
AND ACCOUNT MANAGER
1984-present   Fiduciary Management Associates, Inc. Executive Vice President
               and Account Manager
1970-1984      Scudder, Stevens & Clark Vice President and Senior Portfolio
               Manager
1969           M.B.A., Northwestern University
1964           B.S., Northwestern University

LLOYD J. SPICER, C.F.A.
SENIOR VICE PRESIDENT
AND PORTFOLIO MANAGER
1994-present   Fiduciary Management Associates, Inc., Senior Vice President
               and Portfolio Manager
1982-1994      La Salle National Corporation, Senior Vice President
1979           M.B.A., Illinois Institute of Technology
1974           B.S., Indiana State University

  Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of October 8, 1990, the Adviser manages the investment and reinvest-ment of the assets of the Portfolio. The Adviser must adhere to the stated in-vestment objectives and policies of the Portfolios, and is subject to the con-trol and supervision of the Fund's Board of Directors.

  As compensation for its services rendered as an Adviser, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   FMA Small Company Portfolio............................................ 0.75%

  In cases where a shareholder of the Portfolio has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the investment counseling fees paid by the client directly to the Adviser. This procedure will be utilized with clients having contractual relationships based on total assets managed by Fiduciary Management Associates, Inc. to avoid sit-uations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's in-vestment in the Portfolio. The Adviser may waive its advisory fees to keep the Portfolio's total annual operating expenses from exceeding 1.03% of its aver-age daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on be-half of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When in effect, such services arrangements, are made generally available to all quali-fied service providers.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   FMA Small Company Portfolio............................................ 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:
  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the FMA Small Company Portfolio included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the agreements must include a majority of Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear costs of the registration of its shares with the SEC and various states, and the printing of its prospec-tuses, statements of additional information and reports to stockholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pric-ing services they or their affiliates provide to the Portfolio in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the trans-action or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more other clients served by the Adviser is con-sidered at or about the same time, transactions in such securities will be al-located among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Direc-tors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with a $0.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable, have no pref-erence as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional and Service Class Shares represent an interest in the same assets of a Portfo-lio. Service Class Shares bear certain expenses related to shareholder servic-ing and may bear expenses related to the distribution of such shares. Service Class Shares have exclusive voting rights with respect to matters relating to such distribution expenditures. For information about the Institutional Class Shares of the Portfolios, contact the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number or address listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

BHM&S Total Return Bond Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
NWQ Balanced Portfolio
Sirach Equity Portfolio
Sirach Growth Portfolio
Sirach Special Equity Portfolio
TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Fiduciary Management Associates, Inc.
  55 West Monroe Street
  Suite 2550
  Chicago, IL 60603-5093
  (312) 930-6850

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

LOGO

  ICM Fixed Income
  Portfolio

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                                     LOGO

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          ICM FIXED INCOME PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
          INVESTMENT ADVISER: INVESTMENT COUNSELORS OF MARYLAND, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund". The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and policies. The ICM Fixed Income Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Investment Counselors of Maryland, Inc.

  ICM FIXED INCOME PORTFOLIO. The objective of the ICM Fixed Income Portfolio (the "Portfolio") is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in investment grade fixed income securities of varying maturities.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone number above.

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
  SECURITIES  AND EXCHANGE  COMMISSION  OR ANY  STATE SECURITIES  COMMISSION
   PASSED UPON  THE ACCURACY OF THIS PROSPECTUS. ANY  REPRESENTATION TO THE
    CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  15
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Administrative Services....................................................  26
Distributor................................................................  26
Portfolio Transactions.....................................................  27
General Information........................................................  27
UAM Funds -- Institutional Class Shares....................................  29

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees............................................  0.50 %
   Administrative Fees.................................................  0.46 %
   12b-1 Fees..........................................................  NONE
   Distribution Costs..................................................  NONE
   Other Expenses......................................................  0.38 %
   Advisory Fees Waived and Expenses Assumed........................... (0.84)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  0.50 %*
                                                                        =====

-----------
* Absent fee waivers and expenses assumed by the Adviser, annualized Total Op-erating Expenses of the Portfolio for the fiscal year ended October 31, 1996 would have been 1.34%. The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, the annualized Total Operating Expenses of the Portfolio would not differ.

  The table above shows the various fees and expenses that an investor would bear directly or indirectly. The expenses and fees listed above are based on the Portfolio's operations during the fiscal year ended October 31, 1996, ex-cept that Advisory Fees Waived and Expenses Assumed have been restated to re-flect the Portfolio's current expense cap and Administrative Fees have been restated to reflect current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.)

  Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolio to keep the Portfolio's total annual operating expenses from exceeding 0.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ICM Fixed Income Portfolio...................  $ 5     $16     $28     $63

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Investment Counselors of Maryland, Inc. (the "Adviser"), an investment coun-seling firm founded in 1972, serves as investment adviser to the Portfolio. The Adviser presently manages over $4 billion in assets for institutional cli-ents and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $100,000. The minimum for subsequent investment is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed, without cost, at any time at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES" and "SHAREHOLDER SERVICES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in interest rates that result in increases or decreases in their value. The value of the securities held by the Portfolio can be expected to vary inversely with changes in interest rates; as interest rates decline, market value tends to increase and vice versa. (2) The Portfolio may invest in the securities of foreign issuers. (See "INVESTMENT POLICIES."); (3) The Portfolio may engage in various portfolio strategies to seek to hedge its portfolio against movements in interest rates and exchange rates between currencies by the use of derivatives including options, futures and options on futures. Utilization of options and futures transactions in-volves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. Options and futures transac-tions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid second-ary market for options and futures contracts will exist at any specific time. (See "FUTURES CONTRACTS AND OPTIONS."); (4) The Portfolio may use various in-vestment practices including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented and is part of the Portfolio's Fi-nancial Statements, which are included in the Portfolio's 1996 Annual Report to Shareholders. The Financial Statements are incorporated into the Portfo-lio's SAI. Please read the following information in conjunction with the Port-folio's Financial Statements as of October 31, 1996. The Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the SAI.

                                         NOVEMBER 3,       YEARS ENDED
                                          1992** TO        OCTOBER 31,
                                         OCTOBER 31, -------------------------
                                            1993      1994     1995     1996
                                         ----------- -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD...    $ 10.00   $ 10.58  $  9.55  $ 10.43
                                           -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+................       0.51      0.52     0.59     0.59
                                           -------   -------  -------  -------
 Net Realized and Unrealized Gain
  (Loss)...............................       0.51     (0.98)    0.82    (0.07)
                                           -------   -------  -------  -------
 Total from Investment Operations......       1.02     (0.46)    1.41     0.52
DISTRIBUTIONS
 Net Investment Income.................      (0.44)    (0.48)   (0.53)   (0.59)
 Net Realized Gain.....................        --      (0.09)     --       --
                                           -------   -------  -------  -------
 Total Distributions...................      (0.44)    (0.57)   (0.53)   (0.59)
                                           -------   -------  -------  -------
NET ASSET VALUE, END OF PERIOD.........    $ 10.58   $  9.55  $ 10.43  $ 10.36
                                           =======   =======  =======  =======
TOTAL RETURN+..........................      10.38%   (4.43%)   15.11%    5.17%
                                           =======   =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)..    $12,465   $12,601  $16,765  $24,358
Ratio of Expenses to Average Net
 Assets................................       0.84%*    0.84%    0.63%    0.50%
Ratio of Net Investment Income to
 Average Net Assets....................       5.41%*    5.26%    6.04%    5.98%
Portfolio Turnover Rate................         65%       82%      49%      46%
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share......    $  0.03   $  0.04  $  0.08  $  0.08
Ratio of Expenses to Average Net Assets
 Including Expenses Offsets............        N/A       N/A     0.61%    0.50%

-----------
 * Annualized.
** Commencement of Operations.
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets primarily in investment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed se-curities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average weighted maturity (duration) of the Portfolio.

                              INVESTMENT POLICIES

  The Adviser employs a conservative fixed income investment strategy. This strategy seeks to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The Adviser's investment process is largely driven by independent research on relative value along the yield curve and a view on interest rate trends. The Adviser consid-ers events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and monitor a broad set of risk measures used to identify relative value be-tween sectors and within security groups. The Adviser has found that relative value generally exists when a security or sector offers the prospect of supe-rior rewards for a given amount of risk.

  The Portfolio seeks to achieve its objective by investing primarily in in-vestment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit.

  The Portfolio will invest in investment grade bonds having one of the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A) or Standard & Poor's Corporation ("S&P") (AAA, AA, A). The Adviser will seek to achieve the Portfolio's objective by investing in the following secu-rities: mortgage-backed securities including collateralized mortgage obliga-tions ("CMOs") and asset-backed securities which are deemed by the Adviser and the rating agencies cited above to be of investment grade quality; variable rate and fixed rate debt securities which at the time of purchase are rated as "investment grade"; short-term securities deemed by the Adviser to have compa-rable ratings; and securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grade securities described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the secu-rities is warranted. In addition, the Adviser may invest up to 10% of the Portfolio's assets in fixed income securities split rated by Moody's and by S&P, with one service an A, the other Baa/BBB (or which, if unrated, are in the Adviser's opinion of comparable quality or better), preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold. Secu-rities which are rated Baa or lower by Moody's or BBB or lower by S&P are con-sidered to be more speculative with regard to the payment of interest and principal (according to the terms of the indenture) than securities in the three highest rating categories. Such securities normally carry with them a greater degree of investment risk than securities with higher ratings.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it reserves the right to pur-chase obligations of foreign governments, agencies, or corporations denomi-nated either in U.S. dollars or foreign currencies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. based securities.

  Investors should recognize that investing in foreign companies involves spe-cial considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denomi-nated in foreign currencies and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be af-fected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domes-tic issuers. Brokerage commissions and other transactions costs on foreign se-curities exchanges are generally higher than in the United States. In addi-tion, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, dip-lomatic developments or the possible adoption of foreign governmental restric-tions such as exchange controls which could affect U.S. investments in those countries.

  It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in fixed income securities. For temporary defensive purposes, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments. The Adviser may employ a defensive investment posture either when it anticipates that prevail-ing interest rates will rise or that the spread between treasuries and other fixed income securities will widen. When the Portfolio is in a defensive mode, it is not pursuing long-term total return.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward de-livery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will oc-cur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no in-come accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 80%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS
  Futures Contracts and Options on Futures. To hedge its portfolio against ad-verse movements of the market, remain fully invested and reduce transaction costs or implement its investment strategies, the Portfolio may purchase and sell futures and related options on such futures in connection with the secu-rities in which it invests (such as bond futures and options, interest rate futures and options and foreign currency futures and options) traded on either U.S. or foreign exchanges or boards of trade, similar entities, or quoted on an automated quotation system. Such futures contracts are third-party con-tracts (i.e., performance of the parties' obligations is guaranteed by an ex-change or clearing corporation) which, in general, have standardized strike prices and expiration dates.

  The Portfolio may use futures contracts and options to simulate or replicate other types of investments according to its investment strategies.

  Because the Portfolio will engage in options and futures transactions gener-ally only for hedging purposes, the Adviser believes that the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transac-tions. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular market occur.

  The Portfolio may purchase and sell futures contracts as a hedge against ad-verse changes in the market value of its portfolio securities as described be-low. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures con-tract to sell a security for a set price on a future date. Transactions by the Portfolio in futures are subject to limitation as described below under "Re-strictions on the Use of Futures Transactions."

  The Portfolio may sell futures contracts in anticipation of or during a mar-ket decline to attempt to offset the decrease in market value of its securi-ties portfolio that might otherwise result. When the Portfolio is not fully invested in the securities markets and anticipates a significant market ad-vance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Port-folio intends to purchase. The Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances.

  The Portfolio also has authority to purchase call and put options on futures contracts in connection with its hedging activities. Generally, these strate-gies are utilized under the same market and market sector conditions in which the Port-folio enters into futures transactions. The Portfolio may purchase put options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures to hedge against increased cost resulting from an increase in the market value of securities which the Portfolio intends to pur-chase.

  As a means of reducing the risks associated with investing in securities de-nominated in foreign currencies, the Portfolio may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase for-eign currency options. The Portfolio will incur brokerage fees when it pur-chases or sells futures contracts or options, and it will be required to main-tain margin deposits.

  Restrictions on the Use of Futures Transactions. The Portfolio will only en-ter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio uses futures contracts and related options for "bona fide hedging" purposes, as such term is defined by the Commodity Futures Trading Commission ("CFTC"). Positions in financial futures and related options that do not qualify as "bona fide hedging" posi-tions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.

  Risk Factors in Futures and Options Transactions. Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not cor-relate well with its investments, use of futures and options contracts could result in a loss. Although the Portfolio intends to enter into options and futures transactions only if there appears to be a liquid secondary market, it could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. Options and futures transactions in foreign markets are subject to the risk factors associated with foreign investments generally. (See "INVESTMENT POLICIES.")

  The Portfolio intends to enter into options and futures transactions, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to hedge effectively. There is also the risk of loss by the Portfolio of margin deposits or collat-eral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

  Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts, which provide for the purchase or sale of an amount of a specified foreign currency at a future date. The gen-eral purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluc-tuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the ef-fects of fluctuating rates of currency exchange and exchange control regula-tions. (See "Investment Objectives and Policies -- Forward Foreign Currency Exchange Contracts" in the SAI.)

  Options on Securities and Currencies. The Portfolio may also purchase put and call options on securities. The Portfolio may sell ("write") put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a put or call option only if the option is "cov-ered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obli-gation as a writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the op-tion period, the covered call writer has, in return for the premium on an op-tion, given up the opportunity to profit from an increase above the exercise price in the underlying securities, and has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a put or call option purchased by the Portfolio is not sold when it has remaining value, the Portfolio will lose its entire in-vestment in the option. Also, where a put or call option on a particular secu-rity is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.

  The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated be-tween buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Portfolio may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
  Mortgage-backed securities in which the Portfolio will invest either carry a guaranty from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality. Mortgage-backed securities differ from bonds in that the principal is paid back by the bor-rower over the length of the loan rather than returned in a lump sum at matu-rity. Mortgage-backed securities are called "pass-through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the security. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the prepayment feature. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepay-ment.

  CMOs are securities which are collateralized by mortgage pass-through secu-rities. Cash flows from the mortgage pass-through are allocated to various tranches in a predetermined, specified order. Each tranch has a "stated matu-rity" -- the latest date by which the tranch can be completely repaid, assum-ing no prepayments -- and has an "average life" -- the average time to receipt of a principal payment weighted by the size of the principal payment.

  Asset-backed securities are collateralized by shorter term loans such as au-tomobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral be-hind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level.

  RISKS: Due to the possibility that prepayments (on home mortgages, automo-bile loans and other collateral) will alter the cash flow on CMOs and asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life, and slower prepayments will lengthen it. However, it is possible to de-termine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser looks for those securities that offer a higher yield to compensate for any variation in average maturity.

DURATION
  Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security. It was developed as a more precise alternative to the concept of "term to maturity". Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in ad-dition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for investment limitations (a) and (b) above, the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $100,000. Certain exceptions may be determined by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent conditions. Shareholders who are customers of Service Agents should con-sult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased di-rectly from the Fund or the Distributor. Service Agents may provide share-holder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over an-other in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase are acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or otherwise; and

    . the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.


BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requir-ing the investor to provide certain personal identification at the time an ac-count is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by calling or writing to the UAM Funds Service Center.

  Any such exchange will be based on the respective net assets of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and con-sider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center to obtain a Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made for Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchange received prior to 4 p.m. ET will be proc-essed as of the close of business on the same day. The Board of Directors may limit frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above. An exchange into another UAM Funds Portfolio may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the total number of shares outstanding. Net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost if the Board of Directors determines that amortized cost re-flects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a port-folio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Investment Counselors of Maryland, Inc. is a Maryland corporation formed in 1972 and is located at 803 Cathedral Street, Baltimore, MD 21201. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $4 billion in assets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

  LINDA W. MCCLEARY -- PRINCIPAL. Ms. McCleary is responsible for the organi-zation and administration of the Fixed Income Group at the Adviser and manages fixed income portfolios. She joined the Adviser in 1978 having worked previ-ously as a Trust Investment Officer at Equitable Trust Company. She is a cum laude graduate of Smith College and holds an M.B.A. from Loyola College. Ms. McCleary has managed the ICM Fixed Income Portfolio since its inception.

  DANIEL O. SHACKELFORD -- SENIOR VICE PRESIDENT. Mr. Shackelford joined the Adviser in November, 1993 as a fixed income portfolio manager. He has 15 years of fixed income experience, most recently as a portfolio manager for the Uni-versity of North Carolina at Chapel Hill ("UNC") from 1991 through 1993. Mr. Shackelford is a graduate of UNC and received his M.B.A. from the Fuqua School of Business at Duke University, which he attended from 1989 to 1991. Mr. Shackelford is a Chartered Financial Analyst. Prior to 1989, Mr. Shackelford held the position of portfolio manager at UNC. Mr. Shackelford has managed the ICM Fixed Income Portfolio since November, 1993.

  Additional members of the Adviser's team of professionals are as follows:

  CRAIG LEWIS -- PRINCIPAL AND CHIEF INVESTMENT OFFICER. Prior to founding the Adviser in 1972, Mr. Lewis was Vice President of Investments at First National Bank of Maryland. Before that, he served as Vice President and Director of Re-search at Robert Garrett & Sons, Inc., a NYSE member firm. Mr. Lewis is a Chartered Financial Analyst and past President of the Baltimore Security Ana-lysts Society. He is a graduate of Princeton University.

  PAUL L. BORSSUCK -- PRINCIPAL. Mr. Borssuck heads the Individual Capital Management Division at ICM. Prior to joining the Adviser, he served as Chair-man of the Investment Policy Committee at Mercantile Safe-Deposit and Trust Company where he managed the portfolios of high net worth clients. Prior to that, he headed the institutional funds management section at American Secu-rity and Trust Company in Washington, D.C. Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.

  ROBERT D. MCDORMAN, JR. -- PRINCIPAL. Mr. McDorman joined the Adviser in June, 1985. His primary responsibilities are the management of the ICM Small Company Portfolio and related separate accounts and equity security analysis. Prior to joining the Adviser, Mr. McDorman managed the Financial Industrial Income Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Ana-lyst.

  DAVID E. NELSON -- PRINCIPAL AND DIRECTOR OF EQUITY RESEARCH. Mr. Nelson joined the Adviser in October, 1989. Prior to that, he was Senior Vice Presi-dent, Director of Research for Legg Mason. Mr. Nelson is an honors graduate of Wesleyan University and received his M.B.A. in Finance from Washington Univer-sity in 1976. He is a Chartered Financial Analyst.

  ROBERT F. BOYD -- EXECUTIVE VICE PRESIDENT. Mr. Boyd joined the Adviser in December, 1995 as a Senior Security and Quantitative Analyst and Portfolio Manager. Prior to joining the Adviser, he was a Managing Director and Portfo-lio Manager at Brandywine Asset Management. Prior to that he was Director of Equity and Quantitative Research at Mercantile Safe Deposit & Trust Company for 15 years. Mr. Boyd earned his B.S. degree from the University of Virginia and his M.B.A. from Columbia University. He is a Chartered Financial Analyst.

  CHARLES W. NEUHAUSER -- SENIOR VICE PRESIDENT. Mr. Neuhauser joined the Ad-viser in August, 1991 as a security analyst in the Equity Research Department. Prior to that, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began in the investment business as an analyst with Ruane, Cunniff & Company, managers of the Sequoia Fund. Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Financial Analyst.

  Under an Investment Advisory Agreement with the Fund dated March 20, 1989, as amended June 2, 1992, (the "Agreement"), the Adviser, subject to the con-trol and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the in-vestment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sales orders for the Portfolio.

  As compensation for the services rendered by the Adviser under the Agree-ment, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying an annual percentage rate of 0.50% to the Portfolio's average daily net assets for the month:

  The Adviser has voluntarily agreed to keep the Portfolio's total annual op-erating expenses from exceeding 0.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any class of shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When serv-ice arrangements are in effect, they are made generally available to all qual-ified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fee is .04% of aggregate net assets. CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with the Portfolio. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Direc-tors. Those approving the agreements must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such par-ty. The Agreement provides that the Fund will bear the costs of the registra-tion of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all transactions of the Portfolios. If consistent with the inter-ests of the Portfolios, the Adviser may select brokers on the basis of re-search, statistical and pricing services these brokers provide to the Portfo-lios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. At its discretion, the Board of Directors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio and Class are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is enti-tled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, Maryland 21201
  (410) 539-3838

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110






  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPERS HERE]

  ICM Small Company Portfolio
                 &
  ICM Equity Portfolio

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          ICM SMALL COMPANY PORTFOLIO

                                       &

                             ICM EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
          INVESTMENT ADVISER: INVESTMENT COUNSELORS OF MARYLAND, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and policies. The ICM Portfolios currently offer only one class of shares. The se-curities offered in this Prospectus are Institutional Class Shares of two di-versified, no-load Portfolios of the Fund managed by Investment Counselors of Maryland, Inc.

  ICM SMALL COMPANY PORTFOLIO. The objective of the ICM Small Company Portfo-lio ("Small Company Portfolio") is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues and assets and, more importantly, in terms of market capitalization.

  ICM EQUITY PORTFOLIO. The objective of the ICM Equity Portfolio ("Equity Portfolio") is to provide maximum long-term total return, consistent with rea-sonable risk to principal, by investing primarily in common stocks of rela-tively large companies measured in terms of revenues, assets and market capi-talization. It is anticipated that nearly all of the companies represented in the Portfolio will have a market capitalization exceeding the median market capitalization of the stocks listed on the New York Stock Exchange.

  There can be no assurance that either of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
  EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION
    PASSED UPON  THE ACCURACY  OF THIS  PROSPECTUS. ANY  REPRESENTATION  TO
     THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   7
Investment Policies........................................................   7
Other Investment Policies..................................................   9
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Shareholder Services.......................................................  18
Valuation of Shares........................................................  19
Performance Calculations...................................................  20
Dividends, Capital Gains Distributions and Taxes...........................  20
Investment Adviser.........................................................  21
Administrative Services....................................................  24
Distributor................................................................  24
Portfolio Transactions.....................................................  25
General Information........................................................  25
UAM Funds -- Institutional Class Shares....................................  27

                                 FUND EXPENSES

  The following table shows the expenses and fees that a shareholder of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                               SMALL
                                                              COMPANY   EQUITY
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
   Sales Load Imposed on Purchases..........................   NONE      NONE
   Sales Load Imposed on Reinvested Dividends...............   NONE      NONE
   Deferred Sales Load......................................   NONE      NONE
   Redemption Fees..........................................   NONE      NONE
   Exchange Fees............................................   NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              SMALL
                                                             COMPANY   EQUITY
                                                            PORTFOLIO PORTFOLIO
                                                            --------- ---------
   Investment Advisory Fees...............................    0.70%     0.625 %
   Administrative Fees....................................    0.15%     1.11 %
   12b-1 Fees.............................................    NONE       NONE
   Distribution Costs.....................................    NONE       NONE
   Other Expenses.........................................    0.05%     1.022 %
   Advisory Fees Waived and Expenses Assumed..............      0%     (1.853)%
                                                              ----     ------
   Total Operating Expenses (After Fee Waiver and Expenses
     Assumed).............................................    0.90%*    0.90 %*
                                                              ====     ======

-----------
* Absent the fee waiver and expenses assumed by the Adviser, annualized Total Operating Expenses of the Equity Portfolio for the fiscal year ended October 31, 1996 would have been 2.753%. The annualized Total Operating Expenses in-cludes the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Expenses of the Small Company and Equity Portfo-lios would not have differed.

  The table above shows various fees and expenses that an investor in the Portfolio would bear directly or indirectly. The expenses and fees listed are based on the Portfolios' operations during the fiscal year ended October 31, 1996, except that Advisory Fees waived and Expenses Assumed have been restated to reflect the

Portfolio's current expense cap, and Administrative Fees have been restated to reflect current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.)

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Equity Portfolio's total annual operating expenses from exceeding 0.90% of its average daily net assets. The Fund will not reim-burse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Small Company Portfolio.........................  $ 9     $29     $50     $111
Equity Portfolio................................  $ 9     $29     $50     $111

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Investment Counselors of Maryland, Inc. (the "Adviser"), an investment coun-seling firm founded in 1972, serves as investment adviser to three of the Fund's Portfolios. In addition to the Portfolios, the Adviser serves as in-vestment adviser to the ICM Fixed Income Portfolio. The Adviser presently man-ages over $4 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the ICM Small Company Portfolio is $5,000,000. The minimum initial investment for the ICM Equity Portfolio is $2,500. The minimum for subsequent investments for the ICM Small Company and ICM Equity Portfolios are $1,000 and $100, respectively. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. (See "PURCHASE OF SHARES.") Certain exceptions to the initial or minimum investment amounts may be determined by the officers of the Fund.

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) Common stocks of companies which have small market capitalization may exhibit greater market volatility than common stock of companies which have larger capitalization; (2) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS."); (3) Each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLI-CIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables show selected per share information for a share out-standing throughout each of the periods presented. The tables are part of the Portfolios' Financial Statements included in each Portfolio's 1996 Annual Re-port to Shareholders. The Annual Reports are incorporated into the Portfolios' SAI. The Portfolios' Financial Statements for the period ended October 31, 1996 have been audited by Price Waterhouse LLP. Their unqualified opinions on the Financial Statements are also incorporated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Reports to Shareholders.
                          ICM SMALL COMPANY PORTFOLIO

                         APRIL 19**
                             TO                       YEARS ENDED OCTOBER 31,
                          OCTOBER    ----------------------------------------------------------------------
                          31, 1989    1990      1991      1992      1993       1994       1995       1996
                         ----------  -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE,
BEGINNING OF PERIOD.....   $10.00    $  9.92   $  7.78   $ 12.50   $ 14.96   $  18.75   $  17.05   $  19.04
                           ------    -------   -------   -------   -------   --------   --------   --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net Investment
 Income.................     0.08       0.13      0.14      0.11      0.08       0.09       0.16       0.24
 Net Realized and
 Unrealized Gain (Loss)
 on Investments.........    (0.09)     (2.05)     4.73      2.81      4.94       0.64       2.70       2.59
                           ------    -------   -------   -------   -------   --------   --------   --------
   Total from Investment
   Operation............    (0.01)     (1.92)     4.87      2.92      5.02       0.73       2.86       2.83
                           ------    -------   -------   -------   -------   --------   --------   --------
DISTRIBUTIONS
 Net Investment
 Income.................    (0.07)     (0.14)    (0.15)    (0.10)    (0.07)     (0.09)     (0.14)     (0.24)
 Net Realized Gain......               (0.08)              (0.36)    (1.16)     (2.34)     (0.73)     (0.92)
                           ------    -------   -------   -------   -------   --------   --------   --------
   Total Distributions..    (0.07)     (0.22)    (0.15)    (0.46)    (1.23)     (2.43)     (0.87)     (1.16)
                           ------    -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF
PERIOD..................   $ 9.92    $  7.78   $ 12.50   $ 14.96   $ 18.75   $  17.05   $  19.04   $  20.71
                           ======    =======   =======   =======   =======   ========   ========   ========
TOTAL RETURN............     (.13)%   (19.77)%   62.79 %   23.96 %   35.20 %     4.59 %    17.73 %   15.62 %
                           ======    =======   =======   =======   =======   ========   ========   ========
RATIOS AND SUPPLEMENTAL
DATA:
 Net Assets, End of
 Period (Thousands).....   $9,487    $18,732   $43,559   $58,483   $81,870   $115,761   $250,798   $320,982
 Ratio of Expenses to
 Average Net Assets.....     2.43 %*    1.14 %    1.02 %    0.95 %    0.95 %     0.93 %     0.87 %    0.88 %
 Ratio of Net
 Investment Income to
 Average Net Assets.....     1.81 %*    1.52 %    1.32 %    0.77 %    0.46 %     0.58 %     1.02 %    1.20 %
 Portfolio Turnover
 Rate...................       18 %       40 %      49 %      34 %      47 %       21 %       20 %      23 %
 Average Commission
 Rate # ................      N/A        N/A       N/A       N/A       N/A        N/A        N/A   $ 0.0595
 Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................      N/A        N/A       N/A       N/A       N/A        N/A       0.86 %    0.88 %

----
 * Annualized
** Commencement of Operations
 # For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             ICM EQUITY PORTFOLIO

                                        OCTOBER 1,         YEARS ENDED
                                         1993* TO          OCTOBER 31,
                                        OCTOBER 31,   ------------------------
                                           1993        1994    1995     1996
                                        -----------   ------  ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD..    $10.00      $ 9.94  $10.41    $12.14
                                          ------      ------  ------   -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income................      0.01        0.20    0.26      0.30
 Net Realized and Unrealized Gain
  (Loss) on Investments...............     (0.07)       0.45    1.75      2.76
                                          ------      ------  ------   -------
   Total from Investment Operations...     (0.06)       0.65    2.01      3.06
                                          ------      ------  ------   -------
DISTRIBUTIONS
 Net Investment Income................       --        (0.18)  (0.26)    (0.28)
 Net Realized Gain....................       --          --    (0.02)    (0.43)
                                          ------      ------  ------   -------
   Total Distributions................       --        (0.18)  (0.28)    (0.71)
                                          ------      ------  ------   -------
NET ASSET VALUE, END OF PERIOD........    $ 9.94      $10.41  $12.14    $14.49
                                          ======      ======  ======   =======
TOTAL RETURN+.........................     (0.60)%      6.63%  19.62%    26.23%
                                          ======      ======  ======   =======
RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period
  (Thousands).........................    $1,977      $3,659  $6,865    $7,868
 Ratio of Expenses to Average Net
  Assets..............................      0.90 %**    0.90%   0.92%#    0.90%
 Ratio of Net Investment Income to
  Average Net Assets..................      1.06 %**    2.15%   2.44%     2.30%
PORTFOLIO TURNOVER RATE...............        11 %        17%     37%       57%
Average Commission Rate#..............       N/A         N/A     N/A   $0.0661
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share.....     $0.04       $0.21   $0.16     $0.24
Ratio of Expenses to Average Net
 Assets Including Expense Offers......       N/A         N/A    0.90%     0.90%

-----------
 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  ICM SMALL COMPANY PORTFOLIO. The objective of the Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies mea-sured in terms of revenues and assets and, more importantly, in terms of mar-ket capitalization and which, in the Adviser's opinion, are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.

  ICM EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by in-vesting primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization and which, in the Advis-er's opinion, are undervalued at the time of purchase. The Adviser anticipates that at least 80% of all the companies represented in the Portfolio will have a market capitalization exceeding the median market capitalization of the stocks listed on the New York Stock Exchange. Capital return is likely to be the predominant component of the Portfolio's total return.

  There can be no assurance that either of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES

  ICM SMALL COMPANY PORTFOLIO. The Small Company Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. In addition, the Portfolio may, to a limited extent, invest in convertible bonds or con-vertible preferred stocks. Securities selected for the Portfolio will be cho-sen from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers. For a company's securities to be considered for purchase, the company's stock market capitalization (the total market value of its outstanding shares) gen-erally must range from $50 million to $700 million.

  The security selection process for the Portfolio focuses on those companies within the market capitalization range outlined above and which also sell at a price-earnings (P/E) ratio less than the P/E ratio of the Standard & Poor's 500 Index. The Adviser believes that shares in companies with relatively small market capitalizations and low P/E ratios are likely to provide superior rates of return over an extended period of time relative to both the stock market in general and larger companies with high P/E ratios. Using screening parameters such as relative P/E ratio, relative return on equity, and other financial ra-tios, the Adviser screens a universe of several thousand small capitalization companies to identify poten-tially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser tends to focus on those companies whose earnings momentum is ac-celerating and/or recent earnings have exceeded general expectations.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For tem-porary defensive purposes, the Portfolio may reduce its holdings of equity se-curities and increase its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as sponsored American Deposi-tary Receipts ("ADRs") which are U.S. domestic securities representing owner-ship rights in foreign companies. Under normal circumstances ADRs will not comprise more than 20% of the Portfolio's assets.

  ICM EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of relatively large companies in terms of revenues, assets, and market capitalization. The Portfolio may also invest in convertible bonds or convert-ible preferred stocks to a limited extent. The Portfolio's securities will be chosen primarily from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers.

  The security selection process for the Portfolio focuses upon those stocks with low price-earnings (P/E) ratios relative to the price-earnings ratio of the Standard & Poor's 500 Index ("S&P 500 Index"). In the Adviser's opinion, stocks with low P/E ratios have been shown to provide superior rates of return to investors when compared to high P/E stocks over extended periods of time and through a variety of economic and market cycles. Using screening parame-ters such as relative P/E ratio, relative return on equity, and other finan-cial ratios, the Adviser screens several thousand stocks to identify poten-tially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser conducts interviews with company managements and reviews the assessments and opinions of outside analysts and consultants. Typically, the Adviser invests in companies that have an above-average return on equity, are financially strong, and yet are selling at a P/E ratio below that of the S&P 500 Index. Securities are sold when, in the Adviser's opinion, the shares become rela-tively overvalued or more attractive alternatives are found.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For tem-porary defensive purposes, the Portfolio may reduce its holdings or equity se-curities and increase its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as sponsored American Deposi-tary Receipts which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these in-vestments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued" or "for-ward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or delayed deliv-ery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolios will maintain a separate ac-count of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made al-though a Portfolio may earn income on securities it has deposited in a segre-gated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for each Portfolio is not anticipated to exceed 80%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, each Portfolio is authorized to invest in stock futures and options. Because trans-action costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of in-dex futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs.

  Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obliga-tions under such contracts. The Portfolios will engage in futures and options transactions for hedging purposes only. A Portfolio will maintain assets suf-ficient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be mini-mized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio has adopted a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets (10% for the ICM Small Company Portfolio) valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objective of each Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of that Portfolio. Except with respect to limitations (a), (b), (d), (e) and
(f)(i), the Equity Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. All of the above limitations are fundamental for the Small Company Portfolio and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required for the Small Company Portfolio is $5,000,000. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum initial investment required for the Equity Portfolio is $2,500. Certain exceptions may be determined by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent conditions. Shareholders who are customers of Service Agents should con-sult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased di-rectly from the Fund or the Distributor. Service Agents may provide share-holder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over an-other in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their custom-ers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept if for investment.

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000 for the Small Company Portfolio and $100 for the Equity Portfolio. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank as outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolios may be purchased in ex-change for securities which are eligible for acquisition by the Portfolios as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of a Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of the secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be re-quired to provide additional telecopied written instructions of such transac-tion requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Trans-fer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of receipt of and no more than seven days after receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circum-stances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the Fund or UAM Funds

Trust. (See the list of Portfolios of the UAM Funds at the end of this Pro-spectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the total number of shares outstanding. Net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity se-curities and listed securities not traded on the valuation date for which mar-ket quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolios over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Each Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividend and capital gains distributions made by a Portfolio will be au-tomatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify each year as a "regulated investment com-pany" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are neces-sary for it (but not its shareholders) to be exempt from federal taxes on in-come and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November, or December to shareholders of rec-ord in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the divi-dends are paid before February 1 of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made either on the Application or on a separate form supplied by the Fund.

                              INVESTMENT ADVISER

  Investment Counselors of Maryland, Inc. is a Maryland corporation formed in 1972 and is located at 803 Cathedral Street, Baltimore, MD 21201. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $4 billion in assets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

  Small Company Portfolio -- Robert D. McDorman, Jr.
  Equity Portfolio -- David E. Nelson

  ROBERT D. MCDORMAN, JR. -- Principal. Mr. McDorman joined ICM in June, 1985. His primary responsibilities are the management of the ICM Small Company Port-folio and related separate accounts and equity security analysis. Prior to joining ICM, Mr. McDorman managed the Financial Industrial Income Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst. Mr. McDorman has managed the ICM Small Company Portfolio since its inception.

  DAVID E. NELSON -- Principal and Director of Equity Research. Mr. Nelson joined ICM in October, 1989. Prior to that, he was Senior Vice President, Di-rector of Research for Legg Mason. Mr. Nelson is an honors graduate of Wesleyan Uni-versity and received his M.B.A. in Finance from Washington University in 1976. He is a Chartered Financial Analyst. Mr. Nelson has managed the ICM Equity Portfolio since its inception.

  Additional members of the Investment Counselors of Maryland ("ICM") team of professionals are as follows:

  CRAIG LEWIS -- Principal and Chief Investment Officer. Prior to founding ICM in 1972, he was Vice President of Investments at First National Bank of Mary-land. Before that, he served as Vice President and Director of Research at Robert Garrett & Sons, Inc., a NYSE member firm. Mr. Lewis is a Chartered Fi-nancial Analyst and past President of the Baltimore Security Analysts Society. He is a graduate of Princeton University.

  PAUL L. BORSSUCK -- Principal. Mr. Borssuck heads the Individual Capital Management Division at ICM. Prior to joining ICM, he served as Chairman of the Investment Policy Committee at Mercantile Safe-Deposit and Trust Company where he managed the portfolios of high net worth clients. Prior to that, he headed the institutional funds management section at American Security and Trust Com-pany in Washington, D.C. Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.

  LINDA W. MCCLEARY -- Principal. Ms. McCleary is responsible for the organi-zation and administration of the Fixed Income Group at ICM and manages fixed income portfolios. She joined ICM in 1978 having worked previously as a Trust Investment Officer at Equitable Trust Company. She is a cum laude graduate of Smith College and holds an M.B.A. from Loyola College.

  STEPHEN T. SCOTT -- Principal. Mr. Scott specializes in the management of private foundations and endowments. He joined ICM in 1973 after having served as portfolio manager at Chase Manhattan Bank and Mercantile Safe-Deposit and Trust Company. He is a graduate of Randolph-Macon College and Columbia Univer-sity Graduate School of Business.

  ROBERT F. BOYD -- Executive Vice President. Mr. Boyd joined ICM in December, 1995 as a Senior Security and Quantitative Analyst and Portfolio Manager. Prior to joining ICM, he was a Managing Director and Portfolio Manager at Brandywine Asset Management. Prior to that he was Director of Equity and Quan-titative Research at Mercantile Safe Deposit & Trust Company for 15 years. Mr. Boyd earned his B.S. degree from the University of Virginia, and his M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

  CHARLES W. NEUHAUSER -- Senior Vice President. Mr. Neuhauser joined ICM in August, 1991 as a security analyst in the equity research department. Prior to that, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began in the investment business as an analyst with Ruane, Cunniff & Company, managers of the Sequoia Fund.

Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Finan-cial Analyst.

  DANIEL O. SHACKELFORD -- Senior Vice President. Mr. Shackelford joined ICM in November, 1993 as a fixed income portfolio manager. He has 15 years of fixed income experience, most recently as a portfolio manager for the Univer-sity of North Carolina at Chapel Hill ("UNC") from 1991 through 1993. Mr. Shackelford is a graduate of UNC and received his M.B.A. from the Fuqua School of Business at Duke University, which he attended from 1989 to 1991. Mr. Shackelford is a Chartered Financial Analyst. Prior to 1989, Mr. Shackelford held the position of portfolio manager at UNC.

  Under Investment Advisory Agreements with the Fund, dated as of March 20, 1989 and June 28, 1993, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Funds Board of Directors.

  As compensation for the services rendered by the Adviser under the Agree-ments, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfo-lio's average daily net assets for the month:

                                                                          RATE
                                                                          -----
   Small Company Portfolio............................................... 0.700%
   Equity Portfolio...................................................... 0.625%

  The Adviser has voluntarily agreed to keep the total annual operating ex-penses of the Equity Portfolio from exceeding 0.90% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such services arrangements, are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates

Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   Small Company Portfolio................................................ 0.04%
   Equity Portfolio....................................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annu-ally by the Fund's Board of Directors. Those approving the agreements must in-clude a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to sharehold-ers.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Board of Directors has the power to designate one or more series or classes of shares of common stock and to classify or reclas-sify any unissued shares. At its discretion, the Board of Directors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of December 6, 1996, Bryn Mawr School, c/o Investment Counselors of Maryland, Baltimore, MD held of record 30.0% and ICM/United Asset Management Corporation Profit Shar-ing & 401(k) Plan, Baltimore, MD held of record 27.0% of the outstanding shares of the ICM Equity Portfolio Institutional Class Shares. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Port-folio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the ap-proval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 DSI Balanced Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, Maryland 21201
  (410) 539-3838

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




                      PROSPECTUS

                      January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  The McKee Portfolios

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                             THE MCKEE PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
                     INVESTMENT ADVISER: C.S. MCKEE & CO.

-------------------------------------------------------------------------------

                          PROSPECTUS--JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series, (known as "Portfolios") each of which has different investment objectives and investment policies. The McKee Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of three non-diversified, no-load Portfolios of the Fund managed by C.S. McKee & Co., Inc.

  McKee U.S. Government Portfolio. The objective of the McKee U.S. Government Portfolio (the "U.S. Government Portfolio") is to achieve a high level of cur-rent income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  McKee Domestic Equity Portfolio. The objective of the McKee Domestic Equity Portfolio (the "Domestic Equity Portfolio") is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  McKee International Equity Portfolio. The objective of the McKee Interna-tional Equity Portfolio (the "International Equity Portfolio") is to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

  There can be no assurance that any of the Portfolios will achieve their stated objective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  12
Investment Limitations.....................................................  16
Purchase of Shares.........................................................  17
Redemption of Shares.......................................................  20
Shareholder Services.......................................................  22
Valuation of Shares........................................................  23
Performance Calculations...................................................  23
Dividends, Capital Gains Distributions and Taxes...........................  24
Investment Adviser.........................................................  25
Administrative Services....................................................  26
Distributor................................................................  27
Portfolio Transactions.....................................................  28
General Information........................................................  28

                                 FUND EXPENSES

  The following table illustrates the expenses and fees which shareholders of the Portfolios would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                             U.S.    DOMESTIC  INTERNATIONAL
                          GOVERNMENT  EQUITY      EQUITY
                          PORTFOLIO  PORTFOLIO   PORTFOLIO
                          ---------- --------- -------------
Sales Load Imposed on
  Purchases.............     NONE      NONE        NONE
Sales Load Imposed on
  Reinvested Dividends..     NONE      NONE        NONE
Deferred Sales Load.....     NONE      NONE        NONE
Redemption Fees.........     NONE      NONE        NONE
Exchange Fees...........     NONE      NONE        NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                 U.S.    DOMESTIC  INTERNATIONAL
                                              GOVERNMENT  EQUITY      EQUITY
                                              PORTFOLIO  PORTFOLIO   PORTFOLIO
                                              ---------- --------- -------------
Investment Advisory Fees.....................   0.45%      0.65%       0.70%
Administrative Fees..........................   0.46%      0.21%       0.18%
12b-1 Fees...................................     NONE       NONE       NONE
Distribution Costs...........................     NONE       NONE       NONE
Other Expenses...............................   0.47%      0.22%       0.15%
Advisory Fees Waived.........................  (0.12)%    (0.04)%         --
                                               -------    -------      -----
Total Operating Expenses+....................   1.26%      1.04%       1.03%
                                               =======    =======      =====

-----------
* Absent fee waivers and expenses assumed by the Adviser, annualized Total Op-erating Expenses of the McKee U.S. Government and Domestic Equity Portfolios for the fiscal year ended October 31, 1996 would have been 1.38% and 1.08%, respectively.
+ The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, annualized Total Operating Expenses of the U.S. Government, Domestic Equity and International Equity Portfolios would not differ.

  The above table shows the various fees and expenses an investor in the Port-folios would bear directly or indirectly. The fees and expenses are based on the Portfolios' operations during the fiscal year ended October 31, 1996, ex-cept that Administrative Fees have been restated to reflect the current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.)

  The following example illustrates the expenses which a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   McKee U.S. Government Portfolio.............  $13     $40     $70     $153
   McKee Domestic Equity Portfolio.............  $11     $33     $58     $128
   McKee International Equity Portfolio........  $11     $33     $57     $126

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  C.S. McKee & Co., Inc. (the "Adviser"), an investment counseling firm estab-lished in 1931, serves as investment adviser to the Portfolios. The Adviser presently manages over $3.2 billion in assets for institutional clients. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the U.S. Government and Domestic Equity Portfolios is $100,000; the minimum for subsequent investments is $1,000. The minimum initial investment for the International Equity Portfolio is $2,500; the minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. Certain exceptions to the initial and minimum investment amounts may be made by officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Domestic Equity Portfolio and the International Equity Portfolio may each invest in securities of foreign issuers, which may involve greater risks than investments in domestic securi-ties, such as foreign currency risks. In addition, since the International Eq-uity Portfolio may invest in the securities of foreign issuers of developing countries, the Portfolio may be subject to additional risks. (See "INVESTMENT POLICIES."); (2) Fixed income securities in which the Portfolios may invest will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolios. The value of fixed income securities held by a Portfolio can be expected to vary in-versely with changes in interest rates; as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (3) Each Portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios may invest a greater propor-tion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk with respect to their se-curities; (4) Each Portfolio may use investment practices such as repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide selected per share information for a share out-standing throughout each of the respective periods presented for the Portfo-lios' Institutional Class Shares. These tables are part of the Portfolios' Fi-nancial Statements, which are included in the Portfolios' 1996 Annual Report to Shareholders. The Annual Report is incorporated into the Portfolios' SAI. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorpo-rated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders.

                        INTERNATIONAL EQUITY PORTFOLIO

                                                              YEAR ENDED
                                                        -----------------------
                                         MAY 26, 1994**
                                         TO OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                              1994         1995        1996
                                         -------------- ----------- -----------
Net Asset Value, Beginning of Period...     $ 10.00       $ 10.40     $ 10.03
Income From Investment Operations
Net Investment Income..................        0.04          0.11        0.09
Net Realized and Unrealized Gain
  (Loss)...............................        0.39         (0.39)+      0.73
                                            -------       -------     -------
Total From Investment Operations.......        0.43         (0.28)       0.82
                                            -------       -------     -------
Distributions:
Net Realized Gain......................         --            --        (0.21)
Net Investment Income..................       (0.03)        (0.09)      (0.09)
                                            -------       -------     -------
Net Asset Value, End of Period.........     $ 10.40       $ 10.03     $ 10.55
                                            =======       =======     =======
Total Return...........................        4.31%        (2.69)%      8.29%
                                            =======       =======     =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..     $37,257       $74,893     $91,224
Ratio of Expenses to Average Net
  Assets...............................        1.12%*        0.97%#      1.01%
Ratio of Net Investment Income to
  Average Net Assets...................        0.97%*        1.16%       0.92%
Portfolio Turnover Rate................          11%            7%          9%
Average Commission Rate Paid#..........         N/A           N/A     $0.0560
Ratio of Expenses to Average Net Assets
  Including Expense Offsets............         N/A          0.96%       1.01%

-----------
 *  Annualized
**  Commencement of Operations
 + The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                           DOMESTIC EQUITY PORTFOLIO

                                                   MARCH 2, 1995** YEAR ENDED
                                                   TO OCTOBER 31,  OCTOBER 31,
                                                        1995          1996
                                                   --------------- -----------
Net Asset Value, Beginning of Period..............     $10.00        $ 11.44
Income From Investment Operations
Net Investment Income.............................       0.08           0.10
Net Realized and Unrealized Gain..................       1.43           2.08
                                                       ------        -------
Total From Investment Operations..................       1.51           2.18
                                                       ------        -------
Distributions:
Net Investment Income.............................      (0.07)         (0.09)
Net Realized Gain.................................      (0.07)         (0.15)
                                                       ------        -------
Total Distributions...............................                     (0.24)
                                                       ------        -------
Net Asset Value, End of Period....................     $11.44        $ 13.38
                                                       ======        =======
Total Return+.....................................      15.13%         19.31%
                                                       ======        =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).............     $6,427        $62,170
Ratio of Expenses to Average Net Assets+..........       1.08%*         0.99%
Ratio of Net Investment Income to Average Net As-
  sets+...........................................       1.12%*         0.93%
Portfolio Turnover Rate...........................         27%            42%
Average Commission Rate Paid#.....................        N/A        $0.0482
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share...............................      $0.11          $0.00
Ratio of Expenses to Average Net Assets Including
  Expense Offsets.................................       1.00%          0.99%

-----------
 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                           U.S. GOVERNMENT PORTFOLIO

                                                   MARCH 2, 1995** YEAR ENDED
                                                   TO OCTOBER 31,  OCTOBER 31,
                                                        1995          1996
                                                   --------------- -----------
Net Asset Value, Beginning of Period..............     $10.00         $10.76
Income From Investment Operations
Net Investment Income.............................       0.28           0.46
Net Realized and Unrealized Gain (Loss)...........       0.71          (0.07)
                                                       ------        -------
Total From Investment Operations..................       0.99           0.39
                                                       ------        -------
Distributions:
Net Investment Income.............................      (0.23)         (0.44)
Net Realized Gain.................................       0.00          (0.13)
                                                       ------        -------
Total Distributions...............................      (0.23)         (0.57)
                                                       ------        -------
Net Asset Value, End of Period....................     $10.76         $10.58
                                                       ======        =======
Total Return+.....................................       9.96%          3.77%
                                                       ======        =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).............     $6,069        $23,118
Ratio of Expenses to Average Net Assets...........       0.89%*         1.13%
Ratio of Net Investment Income to Average Net
  Assets..........................................       5.39%*         5.39%
Portfolio Turnover Rate...........................        104%            83%
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share...............................      $0.10          $0.01
Ratio of Expenses to Average Net Assets Including
  Expense Offsets.................................       0.85%*         1.13%

-----------
 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
++ The amount shown for the year ended October 31, 1996 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.

                             INVESTMENT OBJECTIVES

  The objective of the U.S. GOVERNMENT PORTFOLIO is to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  The objective of the DOMESTIC EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  The objective of the INTERNATIONAL EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of non-U.S. issuers.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES

  U.S. GOVERNMENT PORTFOLIO. The U.S. Government Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in securities issued by the U.S. Treasury and Government agencies and instrumentalities. Because the Adviser will actively manage the Portfolio, investments in U.S. Government and agency securities will reflect the Advis-er's outlook for the direction of interest rates. Based on this outlook, the average weighted maturity of the Portfolio is expected to fluctuate between 5 years and 15 years.

  U.S. Government Securities in which the Portfolio will invest are U.S. Trea-sury securities consisting of Treasury Bills, Treasury Notes and Treasury Bonds. Some other government securities in which the Portfolio may invest are securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Ex-port-Import Bank, the Farmers Home Administration, the General Services Admin-istration, the Maritime Administration and the Small Business Administration.

  The balance of the Portfolio's assets may be invested in repurchase agree-ments collateralized by such securities mentioned above, investment grade cor-porate asset-backed securities and agency mortgage-backed securities. The Portfolio will invest in corporate bonds rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") at the time of their purchase. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. It is the

Adviser's intention that the Portfolio's investments will be limited to in-vestment grade securities. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings. The Port-folio will invest in asset-backed securities rated no lower than the top two rating categories by Moody's and S&P at the time of their purchase. The Port-folio may also invest up to 25% of its assets in short-term securities and cash equivalents. (See "SHORT-TERM INVESTMENTS.")

  DOMESTIC EQUITY PORTFOLIO. The Domestic Equity Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of U.S. companies with medium to large mar-ket capitalizations. These issuers will be listed on a national exchange or traded over the counter. The stock selection process begins with an initial screening of over 1,600 stocks by price/earnings ratios, earnings momentum and earnings surprise to identify potentially undervalued securities. Through the use of fundamental security analysis, company management interviews and as-sessment of opinions of street analysts and consultants, a portfolio of stocks is selected that demonstrates the best combination of value and earnings mo-mentum. Broad diversification is achieved by maintaining exposure to most ma-jor economic sectors and industries. The Adviser plans to maintain a fully in-vested posture, holding limited cash reserves only when the market appears vulnerable to decline.

  The Portfolio intends to invest primarily in U.S. based companies. In addi-tion, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, generally will not exceed 10% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established without partic-ipation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder commu-nications received from the underlying issuer or to pass through to the hold-ers of the unsponsored ADR voting rights with respect to the deposited securi-ties or pool of securities.

  The Portfolio may also purchase U.S. Treasury and Government agency securi-ties, short-term securities and cash equivalents. (See "SHORT-TERM INVEST-MENTS.")

  INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio intends to achieve its objective by investing at least 65% of its total assets in the equity securities of at least three countries other than the U.S. The invest-ment process employed by the Adviser begins with an initial screening of over 4,000 stocks which are generally traded on a national exchange and selected from the investable non-U.S. markets. These securities are ranked by their price/earnings ratios, price/cash flow ratios, price book value ratios and earnings momentum. Stock selection is then based on identifying the most fundamentally attractive securities as defined by the screening process.

  The Portfolio will attempt to minimize risk through systematic country and economic sector diversification. The Portfolio will be managed in a manner which will maintain deliberate allocations to most major markets and industries within the Morgan Stanley Capital International EAFE Index (the "Index"). However, stocks may be purchased which are not included in countries and industries comprising the Index. Based on this strategy the Portfolio will generally hold more than 50 stocks selected from at least 5 countries.

  Investments in securities of foreign issuers involve somewhat different in-vestment risks from those affecting securities of domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those of domestic compa-nies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Bro-kerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future po-litical and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible adoption of foreign governmental restrictions such as exchange controls, and in the event of a default on a foreign debt ob-ligation, it may be more difficult for the Portfolio to obtain or enforce a judgement against the issuers of the obligation.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  The Portfolio may invest a portion of its assets in securities of issuers in developing countries. Investing in the foreign securities of developing coun-tries presents additional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, cur-rency depreciation, capital reinvestment, resource self-sufficiency and bal-ance of payments position. Further, the economies of developing countries gen-erally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies also have been, and may continue to be, adversely af-fected by economic conditions in the countries with which they trade.

  With respect to any developing country, there is a possibility of national-ization, or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmen-tal regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of the Portfolio's investment in those countries. In addition, it may be diffi-cult to obtain and enforce a judgment in a court outside the United States.

  The Portfolio may also invest in American Depositary Receipts, which are discussed above, and may purchase short-term collective investment funds and money market funds. The Portfolio's investment policy provides for it to be fully invested in common stocks and stock equivalents. However, the Portfolio may hold a portion of its assets in cash to meet day-to-day operating needs and for other appropriate purposes. The Portfolio may also invest a portion of its assets in short-term securities and cash equivalents. (See "SHORT-TERM IN-VESTMENTS.")

  The Portfolio may also enter into forward foreign currency exchange con-tracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to set-tle trades and to generally protect the United States dollar value of securi-ties held by the Portfolio against exchange rate fluctuation. While such for-ward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been real-ized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regula-tions. (See "Investment Objectives And Policies--Forward Foreign Currency Ex-change Contracts" in the SAI.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to 20% of the Portfolios' assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market ex-ists, but which are not available for immediate delivery. When-issued and for-ward de-livery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of securities transactions in the secondary market, which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintains cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. A Portfolio receives no income from "when-issued," "delayed settlement," or "forward-delivery" securities prior to delivery of such securities although it may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover for the U.S. Government Portfolio, the Domestic Equity Portfolio and the International Equity Portfolio is not anticipated to exceed 95%, 75% and 50%, respectively. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial High-lights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES

  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the invest-ing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the 1940 Act.

RESTRICTED SECURITIES

  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested, and to reduce transaction costs, each Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, it is expected that use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strat-egy that does not correlate well with its investments, use of futures and op-tions contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized only by entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i) are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of a Portfolio's as-sets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The required minimum initial investment for the International Equity Portfolio is $2,500. The re-quired minimum initial investment for the U.S. Government and Domestic Equity Portfolios is $100,000. For all the Portfolios, the minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. Certain exceptions may be determined by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees on purchases and redemptions. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information re-garding any additional or different purchase and redemption conditions. Share-holders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be im-posed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their custom-ers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  Complete and sign an Application, and mail it, together with a check payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

    . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer iden-tification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

    . Instruct your bank to wire the specified amount to the Fund's Cus-todian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number


    . Forward a completed Application to the Fund. Federal Funds pur-chases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $1,000 for the U.S. Government and Domestic Equity Portfolios and $100 for the International Equity Portfolio. Shares may be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds) at the above address or by wiring monies to the Custodian Bank us-ing the instructions outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center at the telephone number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

  If accepted by the Fund, shares of each Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as detailed under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertain-ing to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of any Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. A complete definition of eligible guarantor institutions is available from UAMFSI.

  The signature guarantee must appear either:

    . on the written request for redemption;

    . on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or

    . on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any such exchange will be based on the net asset value of the shares in-volved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Pro-spectus and consider the investment objectives of the Portfolio to be pur-chased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchange received prior to 4 p.m. ET will be proc-essed as of the close of business on the same day. The Board of Directors may limit the frequency and amount of exchanges permitted. For additional information regarding responsi-bility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above. An exchange into another UAM Funds Portfolio may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity se-curities and listed securities not traded on the valuation date for which mar-ket quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. Quotations of foreign secu-rities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are be-lieved to reflect the fair market value of such securities. Securities pur-chased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolios over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. For a free copy of the Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify each year as a "regulated investment com-pany" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are neces-sary for it (but not its shareholders) to be exempt from federal taxes on in-come and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be noti-fied annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS taxpayer identification regulations. To avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  C.S. McKee & Co., Inc. was founded in 1931 and is located at One Gateway Center, Pittsburgh, PA 15222. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals. As of the date of this Prospectus, the Adviser manages over $3.2 billion in assets under management.

  Under Investment Advisory Agreements dated as of January 24, 1994, C.S. Mc-Kee & Co., Inc. manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  JOSEPH F. BONOMO, JR. is responsible for the management of the McKee U.S. Government Portfolio. Mr. Bonomo is Director of Fixed Income and Chief Econo-mist with the Adviser and has 30 years of investment experience. He joined the Adviser as Senior Vice President and Director of Fixed Income in 1994 and was previously Senior Vice President of Paul Revere Insurance Compa-ny. He is a graduate of Temple University from which he received his B.S. and M.B.A., in Finance and Insurance, and a Ph.D. in Economics.

  WALTER C. BEAN is responsible for the management of the McKee Domestic Eq-uity Portfolio and the McKee International Equity Portfolio. Mr. Bean is Di-rector of Equities with the Adviser and has 27 years of investment experience. He joined the Adviser as Senior Vice President and Director of Equities in 1987 and became an Executive Vice President in 1995. He was previously Manag-ing Director of First Chicago Investment Advisers. He is a graduate of Ohio University (BA) and Penn State University (MBA) and is a Chartered Financial Analyst.

  As compensation for its services as an Adviser, the Portfolios pay the Ad-viser annual fees, in monthly installments, calculated by applying the follow-ing annual percentage rates to the Portfolios' average daily net assets for the month:

   U.S. Government Portfolio.............................................. 0.45%
   Domestic Equity Portfolio.............................................. 0.65%
   International Equity Portfolio......................................... 0.70%

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When in effect, such services arrangements are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios.

UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           -----
   U.S. Government Portfolio.............................................. 0.04%
   Domestic Equity Portfolio.............................................. 0.04%
   International Equity Portfolio......................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

    0.19 of 1% of the first $200 million of combined Fund assets;

    0.11 of 1% of the next $800 million of combined Fund assets;

    0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;

    0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.


                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the McKee Portfolios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclas-sify any unissued shares with respect to such Portfolios, without further ac-tion by shareholders. The Board of Directors may create additional Portfolios and Classes of shares of the Fund at its discretion.

  The shares of each Portfolio and Class are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of December 6, 1996, Chase Manhattan Bank, Trustee for Servistar Corp. Profit Plan Sharing Trust, New York, N.Y. held of record 69.1% of the outstanding shares of the U.S. Government Portfolio and 65.1% of the outstanding shares of the Domestic Equity Portfolio for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a re-sult, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN

  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS

  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION

  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  C.S. McKee & CO., INC.
  One Gateway Center
  Pittsburgh, PA 15222
  (412) 566-1234

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  NWQ Balanced Portfolio &
  NWQ Value Equity Portfolio

  Institutional
  Class Shares



    P R O S P E C T U S



                    January 3, 1997

                       [LOGO OF UAM FUNDS APPEARS HERE]
                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            NWQ BALANCED PORTFOLIO
                                       &
                          NWQ VALUE EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: NWQ INVESTMENT MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                          PROSPECTUS--JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. The NWQ Portfolios currently offer two separate classes of shares: Institu-tional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Port-folio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospec-tus are Institutional Class Shares of two diversified, no-load Portfolios of the Fund managed by NWQ Investment Management Company.

  NWQ BALANCED PORTFOLIO. The objective of the NWQ Balanced Portfolio (the "Balanced Portfolio") is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of invest-ment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO. The objective of the NWQ Value Equity Portfolio (the "Value Equity Portfolio") is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  There can be no assurance that either of the Portfolios will achieve their stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   9
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  15
Shareholder Services.......................................................  17
Valuation of Shares........................................................  18
Performance Calculations...................................................  19
Dividends, Capital Gains Distributions and Taxes...........................  19
Investment Adviser.........................................................  20
Administrative Services....................................................  25
Distributor................................................................  26
Portfolio Transactions.....................................................  26
General Information........................................................  27
UAM Funds -- Institutional Class Shares....................................  29

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that shareholders of the Portfolios' Institutional Class Shares will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                      BALANCED    VALUE EQUITY
                                                      PORTFOLIO     PORTFOLIO
                                                    INSTITUTIONAL INSTITUTIONAL
                                                    CLASS SHARES  CLASS SHARES
                                                    ------------- -------------
   Sales Load Imposed on Purchases.................     NONE          NONE
   Sales Load Imposed on Reinvested Dividends......     NONE          NONE
   Deferred Sales Load.............................     NONE          NONE
   Redemption Fees.................................     NONE          NONE
   Exchange Fees...................................     NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                      BALANCED    VALUE EQUITY
                                                      PORTFOLIO     PORTFOLIO
                                                    INSTITUTIONAL INSTITUTIONAL
                                                    CLASS SHARES  CLASS SHARES
                                                    ------------- -------------
   Investment Advisory Fees.......................       0.70 %+       0.70 %+
   Administrative Fees............................       0.86 %        2.47 %
   12b-1 Fees.....................................       NONE          NONE
   Other Expenses.................................       0.61 %        1.99 %
   Advisory Fees Waived and Expenses Assumed......      (1.17)%       (4.16)%
                                                        -----         -----
   Total Operating Expenses (After Fee Waivers and
     Expenses Assumed)............................       1.00 %+*      1.00 %+*
                                                        =====         =====

-----------
+ Until February 28, 1998, the Adviser has voluntarily agreed to waive all or part of its advisory fee for each Portfolio and to assume operating expenses otherwise payable by the Portfolios, if necessary, in order to keep the to-tal annual operating expenses of the Portfolios Institutional Class Shares from exceeding 1.00% of average daily net assets. Without waiving fees and assuming expenses, the total annual operating expenses of the Balanced and Value Equity Portfolios Institutional Class Shares for the fiscal year ended October 31, 1996 would have been 2.15% and 5.16%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

* The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, the annualized Total Operating Ex-penses of the Balanced and Value Equity Portfolios Institutional Class Shares would be 1.01% and 1.03%, respectively.

  The above table shows various fees and expenses that an investor in the Portfolio would bear directly or indirectly. The expenses and fees listed are based on the Portfolios' operations during the fiscal year ended October 31, 1996, except that Administrative fees have been restated to reflect current fees. (See "ADMINISTRATIVE FEES" herein and in the SAI.)

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Balanced Portfolio Institutional Class
     Shares...................................  $10     $32     $55     $123
   Value Equity Portfolio Institutional Class
     Shares...................................  $10     $32     $55     $123

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the Portfolios. The Adviser presently manages over $6.3 billion in assets for institutions and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial minimum in-vestment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will also distribute any realized net capital gains annually. Distributions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Balanced Portfolio may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agen-cies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES OF THE BALANCED PORTFOLIO."); (2) The fixed income securities held by the Bal-anced Portfolio will be affected by general changes in interest rates that may result in an increase or decreases in the value of the obligations held by the Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely with the changes in interest rates; as interest rates de-cline, market value tends to increase and vice versa; (3) Each Portfolio may use various investment practices including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each period presented of the Portfolios' Institutional Class Shares and is part of the Portfolios' Financial Statements, which are included in the Portfolios' 1996 Annual Report to Shareholders. The Financial Statements are incorporated into the Fund's SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opin-ion on the Financial Statements is also incorporated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Re-port to Shareholders.

                                       BALANCED                                 VALUE
                                       PORTFOLIO                          EQUITY PORTFOLIO
                          ------------------------------------- --------------------------------------
                           AUGUST 2,      YEAR         YEAR     SEPTEMBER 21,    YEAR         YEAR
                           1994** TO      ENDED        ENDED      1994** TO      ENDED        ENDED
                          OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                             1994         1995         1996         1994         1995         1996
                          -----------  -----------  ----------- ------------- -----------  -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.00       $ 9.84       $ 11.24      $10.00       $ 9.98       $ 11.65
                            ------       ------       -------      ------       ------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..      0.06         0.32          0.31        0.01         0.12          0.14
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     (0.19)        1.40          1.21       (0.03)        1.65          2.49
                            ------       ------       -------      ------       ------       -------
  Total from Investment
   Operations...........     (0.13)        1.72          1.52       (0.02)        1.77          2.63
                            ------       ------       -------      ------       ------       -------
DISTRIBUTIONS
 Net Investment Income..     (0.03)       (0.32)        (0.30)        --         (0.10)        (0.14)
 Net Realized Gain......       --           --          (0.07)        --           --          (0.01)
                            ------       ------       -------      ------       ------       -------
  Total Distributions...     (0.03)       (0.32)        (0.37)        --         (0.10)        (0.15)
                            ------       ------       -------      ------       ------       -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 9.84       $11.24       $ 12.39      $ 9.98       $11.65       $ 14.13
                            ======       ======       =======      ======       ======       =======
TOTAL RETURN+...........     (1.30)%      17.80 %       13.68 %     (0.20)%      17.84 %       22.69 %
                            ======       ======       =======      ======       ======       =======
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Thousands)....    $1,584       $5,334       $ 8,624      $  253       $2,464       $ 3,283
 Ratio of Expenses to
  Average Net Assets....      1.00 %*      1.04 %#       1.01 %      1.00 %*      1.21 %#       1.03 %
 Ratio of Net Investment
  Income to Average Net
  Assets+...............      3.59 %*      3.30 %        2.79 %      1.36 %*      1.39 %        1.11 %
 Portfolio Turnover
  Rate..................         1 %         31 %          31 %         0 %          4 %          25 %
 Average Commission
  Rate##................       N/A          N/A       $0.0717         N/A          N/A       $0.0705
 Voluntary Waived Fees
  and Expenses Assumed
  by the Adviser Per
  Share.................    $ 0.21       $ 0.26       $  0.14      $ 1.06       $ 0.82       $  0.52
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............       N/A         1.00 %        1.00 %       N/A         1.00 %        1.00 %

-----------
 * Annualized.
** Commencement of Operations.
 + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 # The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchase of Portfolio shares in relation to fluctuating market value of the invest-ments of the portfolio.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  The objective of the BALANCED PORTFOLIO is to achieve consistent, above-av-erage returns with minimum risk to principal by investing primarily in a com-bination of investment grade fixed income securities and common stocks of com-panies with above-average statistical value in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  The objective of the VALUE EQUITY PORTFOLIO is to achieve consistent, supe-rior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

                              INVESTMENT POLICIES

  THE BALANCED PORTFOLIO is designed to provide shareholders with a single in-vestment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset clas-ses and is neither limited to the return, nor subject to the risks, of a sin-gle asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfo-lio's return and limit the volatility of that return.

  The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securi-ties and 10% in cash and cash equivalents. However, the percentage of the Portfolio's as-sets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed income senior securities.

  The Adviser's selection process of common stocks for the Portfolio is de-signed to identify securities which are undervalued and are within fundamen-tally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of compa-nies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in American Depositary Re-ceipts ("ADRs"), described in more detail below. Common stocks are selected using approaches identical to those implemented for the Value Equity Portfolio described below.

  The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and ex-tending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

  The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "OTHER INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equiv-alent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total assets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds."

  It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Ad-viser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings.

  THE VALUE EQUITY PORTFOLIO seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfo-lio may also invest in other equity-related securities consisting of convert-ible bonds, convertible preferred stocks, rights and warrants. The Adviser will select from a universe of 1100 companies of medium to large capitaliza-tion. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value characteristics such as below av-erage price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The process is differentiated from other val-ue-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earnings, invest-ment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

  As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental im-provement, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze in-dustry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamen-tals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored ADRs which are U.S. domes-tic securities representing ownership rights in foreign companies. (See "For-eign Securities" in the SAI for a description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolios may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpora-tion or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to main-tain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain ad-ditional securities to ensure that the value is in compliance with the previ-ous sentence. The use of repurchase agreements involves certain risks. For ex-ample, a default by the seller of the agreement may cause a Portfolio to expe-rience a loss or delay in the liquidation of the collateral securing the re-purchase agreement. The Portfolio might also incur disposition costs in liqui-dating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selec-tion criteria and careful monitoring procedures. The Fund has received permis-sion from the SEC to pool daily uninvested cash balances of the Fund's Portfo-lios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be ex-pected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the second-ary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securi-ties purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a seg-regated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for each Portfolio will approximate 50%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally en-gage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfo-lio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of as-sets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolios are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the

Custodian. (See "VALUATION OF SHARES.") The required minimum initial invest-ment for each Portfolio is $2,500. Certain exceptions may be made by the offi-cers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will ac-cept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #02100-0021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                              ----------
                          Your Account Number
                                              ----------
                           Your Account Name
                                             ----------
                          Wire Control Number
                                              ----------

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank using the instructions outlined above. When mak-ing additional investments, be sure that your account number, account name, and the name of the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of either Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM

Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  Each Portfolio's net asset value per share is determined by dividing the value of the Portfolio's assets, less any liabilities, by the total number of shares outstanding. The net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securi-ties and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incre-mental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  Each Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  NWQ Investment Management Company was founded in 1982 and is located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to institutional and high net worth individuals. As of the date of this Prospectus, the Adviser had over $6.3 bil-lion in assets under management.

  Under Investment Advisory Agreements dated as of January 24, 1994, the Ad-viser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  An investment policy committee is responsible for the day-to-day management of each Portfolio's investments. The following investment professionals are the members of this committee who collectively make the Portfolios' investment decisions:

  DAVID A. POLAK, CFA, is the founder and has been President and Chief Invest-ment Officer/Portfolio Manager of NWQ Investment Management Company from 1982 to the present. From 1979 to 1982, Mr. Polak was Chief Investment Strategist/Portfolio Manager of Argus Investment Management Inc. and, from 1968 to 1979, he was a Portfolio Manager at Beneficial Standard Investment Management. Mr. Polak is a graduate of Massachusetts Institute of Technology
(BS), Rensselaer Polytechnical Institute (MS) and the University of California at Los Angeles (MBA).

  EDWARD C. FRIEDEL, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager of NWQ Investment Management Company from 1983 to the present. From 1971 to 1983, Mr. Friedel was a Portfolio Manager at Benefi-cial Standard Investment Management. Mr. Friedel is a graduate of the Univer-sity of California at Berkeley (BS) and Stanford University (MBA).

  JAMES H. GALBREATH, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1987 to the present. From 1983 to 1987, Mr. Galbreath was President of Galbreath Fi-nancial and, from 1974 to 1983, he was a Partner and Portfolio Manager at Ste-phenson & Company. Mr. Galbreath is a graduate of the University of Denver (BS and BA).

  PHYLLIS G. THOMAS, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1990 to the present. From 1987 to 1990, Ms. Thomas was a Portfolio Manager with The Boston Company Institutional Investors, Inc. and, from 1980 to 1987, she was a Portfolio Manager with Beneficial Standard Investment Management. Ms. Thomas is a graduate of Northern Illinois University (BS) and the University of Cali-fornia at Los Angeles (MBA).

  As compensation for its services as an Adviser each Portfolio pays the Ad-viser an annual fee in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolio's average daily net assets for the month:

   Balanced Portfolio.................................................... 0.70%
   Value Equity Portfolio................................................ 0.70%

  The Adviser may waive its advisory fees or assume operating expenses other-wise payable by a Portfolio in order to reduce the Portfolio's expense ratio. Until February 28, 1998, the Adviser has agreed to keep the total annual oper-ating expenses of the Portfolios' Institutional Class Shares from exceeding 1.00% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Balanced Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Balanced Portfolio may differ from those of the separately man-aged accounts because such separately managed accounts may have fees and ex-penses that differ from those of the Balanced Portfolio. Further, the sepa-rately managed accounts are not subject to investment limitations, diversifi-cation requirements and other restrictions imposed by the 1940 Act and Inter-nal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Balanced Portfolio.

             NWQ INVESTMENT MANAGEMENT COMPANY--BALANCED STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                              NWQ
                                                           INVESTMENT
                                                           MANAGEMENT 60/30/10
YEARS THROUGH:                                              COMPANY    INDEX
--------------                                             ---------- --------
1982......................................................    33.61%    23.62%
1983......................................................    16.65%    16.72%
1984......................................................     7.29%     9.43%
1985......................................................    24.50%    26.14%
1986......................................................    25.17%    16.78%
1987......................................................     5.57%     5.80%
1988......................................................    11.76%    12.91%
1989......................................................    22.05%    24.01%
1990......................................................     0.89%     1.56%
1991......................................................    23.07%    23.68%
1992......................................................     3.74%     7.26%
1993......................................................    16.75%     9.70%
1994......................................................    (3.25)%    0.21%
1995......................................................    27.77%    28.46%
Year to Date through 9/30/96..............................     8.66%     8.36%
Annualized................................................    14.72%    14.22%
Cumulative................................................   658.00%   610.36%
Fourteen-Year Mean (1/1/82-12/31/95)......................    15.40%    14.73%
Value of $1 invested during fourteen years
  (1/1/82-9/30/96)........................................    $7.58     $7.10

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.
2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $7.58 by September 30, 1996.
3. The FOURTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The 60/30/10 INDEX is a weighted index comprised of 60% S&P 500 Index, 30% Lehman Brothers Government Corporate Index, 10% 3 Month Treasury Bills and is an unmanaged index which assumes reinvestment of dividends and is gener-ally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the period shown (1/1/82-9/30/96) was .79% or 79 basis points. During the period, fees on the Advis-er's individual accounts ranged from .27% to 1.00% (27 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Value Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Value Equity Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Value Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diver-sification requirements and other restrictions imposed by the 1940 Act and In-ternal Revenue Code; such conditions, if applicable, may have lowered the re-turns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the re-turn an investor might achieve by investing in the Value Equity Portfolio.

           NWQ INVESTMENT MANAGEMENT COMPANY--VALUE EQUITY STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                              NWQ
                                                           INVESTMENT  S&P
                                                           MANAGEMENT  500
YEARS THROUGH:                                              COMPANY   INDEX
--------------                                             ---------- ------
1982......................................................    45.24%   21.54%
1983......................................................    22.06%   22.55%
1984......................................................     7.05%    6.27%
1985......................................................    29.70%   31.73%
1986......................................................    26.59%   18.66%
1987......................................................    (0.24)%   5.25%
1988......................................................    19.51%   16.61%
1989......................................................    33.33%   31.69%
1990......................................................    (2.21)%  (3.10)%
1991......................................................    29.54%   30.47%
1992......................................................     1.31%    7.62%
1993......................................................    17.50%   10.08%
1994......................................................     (.79)%   1.32%
1995......................................................    30.91%   37.58%
Year to Date through 9/30/96..............................    13.16%   13.50%
Annualized................................................    17.64%   16.47%
Cumulative................................................   997.70%  847.60%
Fourteen-Year Mean (1/1/82-12/31/95)......................    18.54%   17.02%
Value of $1 invested during fourteen years
  (1/1/82-9/30/96)........................................   $10.98    $9.48

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Admin-
  istration Institute, and the Investment Counsel Association of America. Mar-ket value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at cur-rent market prices.
2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $10.98 by September 30, 1996.
3. The FOURTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.
5. The Adviser's average annual management fee over the period shown (1/1/82-9/30/96) was 1.00% or 100 basis points. During the period, fees on the Ad-viser's individual accounts were 100 basis points on all accounts. Net re-turns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mu-tual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of ag-gregate net assets:

                                                                          RATE
                                                                          ----
   Balanced Portfolio.................................................... 0.06%
   Value Equity Portfolio................................................ 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios' Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are not parties to the Agreement or interested persons of any such party. The Agreement provides that the Fund will bear costs of registra-tion of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS
  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolios. These Agreements direct the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios in addition to required Ad-viser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of December 6, 1996, Nabank & Co., Tulsa, OK held of record 56% of the outstanding shares of the NWQ Balanced Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed; Hartnat & Co., Boston, MA held of record 25.7% of the outstanding shares of the NWQ Balanced Portfolio Institutional Service Class Shares for which ownership is disclaimed or presumed disclaimed; and Charles Schwab & Co., Inc., San Francisco, CA held of record 51.2% of the outstanding shares of the NWQ Value Equity Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and In-stitutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distri-bution expenditures. Information about the Service Class Shares of the Portfo-lios is available upon request by contacting the UAM Funds Service Center. An-nual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meet-ing of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will as-sist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  NWQ Investment Management Company
  655 South Hope Street, 11th Floor
  Los Angeles, California 90017
  (213) 624-6700

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  NWQ Balanced Portfolio &
  NWQ Value Equity Portfolio

  Institutional Service
  Class Shares



   P R O S P E C T U S



                    January 3, 1997

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            NWQ BALANCED PORTFOLIO
                                       &
                          NWQ VALUE EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
             INVESTMENT ADVISER: NWQ INVESTMENT MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Portfolios offered by this Prospectus presently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata in-terests in their respective Portfolios and accrue dividends in the same man-ner, except that Service Class Shares bear fees payable by that class (at a rate of .40% per annum) to financial institutions for services they provide to shareholders of such shares. The securities offered hereby are shares of the Service Class Shares of two diversified Portfolios of the Fund managed by NWQ Investment Management Company.

  NWQ BALANCED PORTFOLIO. The objective of the NWQ Balanced Portfolio (the "Balanced Portfolio") is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of invest-ment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO. The objective of the NWQ Value Equity Portfolio (the "Value Equity Portfolio") is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  There can be no assurance that either of the Portfolios will achieve their stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  11
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  15
Service and Distribution Plans.............................................  17
Valuation of Shares........................................................  20
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Adviser's Historical Performance...........................................  24
Administrative Services....................................................  27
Distributor................................................................  28
Portfolio Transactions.....................................................  28
General Information........................................................  29
UAM Funds--Service Class Shares............................................  31

                        NWQ INSTITUTIONAL SERVICE CLASS

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that shareholders of the Portfolios' Service Class Shares will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                               BALANCED        VALUE EQUITY
                                           PORTFOLIO SERVICE PORTFOLIO SERVICE
                                             CLASS SHARES      CLASS SHARES
                                           ----------------- -----------------
Sales Load Imposed on Purchases...........       NONE              NONE
Sales Load Imposed on Reinvested Divi-
  dends...................................       NONE              NONE
Deferred Sales Load.......................       NONE              NONE
Redemption Fees...........................       NONE              NONE
Exchange Fees.............................       NONE              NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                               BALANCED        VALUE EQUITY
                                           PORTFOLIO SERVICE PORTFOLIO SERVICE
                                             CLASS SHARES      CLASS SHARES
                                           ----------------- -----------------
Investment Advisory Fees..................        0.70 %+           0.70 %+
Administrative Fees.......................        0.84 %            3.14 %
12b-1 Fees (Including Shareholder
  Servicing Fees)**.......................        0.40 %            0.40 %
Other Expenses............................        0.61 %            1.99 %
Advisory Fees Waived and Expenses
  Assumed.................................       (1.15)%           (4.83)%
                                                 -----             -----
Total Operating Expenses (After Fee
  Waivers and Expenses Assumed)...........        1.40 %+*          1.40 %+*

-----------
 + Until February 28, 1998, the Adviser has voluntarily agreed to waive all or part of its advisory fee for each Portfolio and to assume operating ex-penses otherwise payable by the Portfolios, if necessary, in order to keep the total annual operating expenses for the Balanced and Value Equity Port-folios Service Class Shares from exceeding 1.40% of average daily net as-sets. It is estimated that without waiving fees and assuming expenses, the total annual operating expenses for the Balanced and the Value Equity Port-folios Service Class Shares for the fiscal year ended October 31, 1996 would have been 2.55% and 6.25%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or ex-penses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

 * The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, the annualized Total Operating Ex-penses of the Balanced Portfolio's Service Class Shares would be 1.41%. Value Equity Portfolio Service Class is not yet operational.
** The Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBUTION PLANS.")

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees illustrated above are based on the operations of the Balanced and Value Equity Portfolios Institutional Class Shares during the fiscal year ended October 31, 1996 except that such informa-tion has been restated to reflect 12b-1 fees and current administrative fees.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Balanced Portfolio Service Class Shares....  $14     $45     $77     $168
   Value Equity Portfolio Service Class
     Shares...................................  $14     $45       *        *

-----------
* As the Value Equity Portfolio Service Class is not yet operational, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the NWQ Portfolios. The Adviser presently manages $6.3 billion in assets for institutions and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial minimum in-vestment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will also distribute any realized net capital gains annually. Distributions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Balanced Portfolio may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agen-cies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES OF THE BALANCED PORTFOLIO."); (2) The fixed income securities held by the Bal-anced Portfolio will be affected by general changes in interest rates that may result in an increase or decrease in the value of the obligations held by the Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely with the changes in interest rates; as interest rates de-cline, market value tends to increase and vice versa; (3) Each Portfolio may use various investment practices including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                             SERVICE CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each period presented of the Portfolios' Service Class Shares and is part of the Portfolios' Financial Statements, which are included in the Portfolios' 1996 Annual Report to Shareholders. The Financial State-ments are incorporated into the Fund's SAI. The Portfolios' Financial State-ments have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders. The Value Equity Portfolio Service Class is not yet opera-tional.

                                                           BALANCED PORTFOLIO
                                                          INSTITUTIONAL SERVICE
                                                              CLASS SHARES
                                                          ---------------------
                                                           JANUARY 22, 1996**
                                                                   TO
                                                            OCTOBER 31, 1996
                                                          ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................        $ 11.57
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................................           0.21
  Net Realized and Unrealized Gain (Loss) on
    Investments..........................................           0.78
                                                                 -------
    Total from Investment Operations.....................           0.99
                                                                 -------
DISTRIBUTIONS
  Net Investment Income..................................          (0.19)
  Net Realized Gain......................................            --
                                                                 -------
    Total Distributions..................................          (0.19)
                                                                 -------
NET ASSET VALUE, END OF PERIOD...........................        $ 12.37
                                                                 =======
TOTAL RETURN+............................................           8.60%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)..................        $19,999
  Ratio of Expenses to Average Net Assets................           1.41%*
  Ratio of Net Investment Income to Average Net Assets...           2.39%*
  Portfolio Turnover Rate................................             31%
  Average Commission Rate#...............................        $0.0717
  Voluntary Waived Fees and Expenses Assumed by the
    Advisor Per Share....................................          $0.09
  Ratio of Expenses to Average Net Assets Including
    Expense Offsets......................................           1.40%*

-----------
*   Annualized.
**  Initial offering of Institutional Service Class shares.
+ Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  The objective of the BALANCED PORTFOLIO is to achieve consistent, above-av-erage returns with minimum risk to principal by investing primarily in a com-bination of investment grade fixed income securities and common stocks of com-panies with above-average statistical value in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  The objective of the VALUE EQUITY PORTFOLIO is to achieve consistent, supe-rior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

                              INVESTMENT POLICIES

  THE BALANCED PORTFOLIO is designed to provide shareholders with a single in-vestment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset clas-ses and is neither limited to the return, nor subject to the risks, of a sin-gle asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfo-lio's return and limit the volatility of that return.

  The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securi-ties and 10% in cash and cash equivalents. However, the percentage of the Portfolio's assets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed income senior securities.

  The Adviser's selection process of common stocks for the Portfolio is de-signed to identify securities which are undervalued and are within fundamen-tally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of compa-nies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in American Depositary Receipts ("ADRs"), described in more detail below. Common stocks are selected using approaches identical to those implemented for the Value Equity Portfolio described below.

  The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and ex-tending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

  The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "OTHER INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equiv-alent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total assets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds."

  It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Ad-viser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings.

  THE VALUE EQUITY PORTFOLIO seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfo-lio may also invest in other equity-related securities consisting of convert-ible bonds, convertible preferred stocks, rights and warrants. The Adviser will select from a universe of 1100 companies of medium to large capitaliza-tion. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value characteristics such as below av-erage price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The process is differentiated from other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

  As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental im-provement, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze in-dustry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamen-tals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, shares of foreign based companies may be purchased if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored ADRs which are U.S. domestic securities represent-ing ownership rights in foreign companies. (See "Foreign Securities" in the SAI for a description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 15% of the total assets of a Portfolio. Each Portfo-lio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other cur-rencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Port-folio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be ex-pected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the second-ary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either ma-ture or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for each Portfolio will approximate 50%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolios will not normally en-gage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfo-lio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of as-sets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares may be purchased through UAM Fund Distributors, Inc. (the "Distribu-tor") without a sales commission, at the net asset value per share next deter-mined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $2,500. Certain exceptions may be determined by the officers of the Fund.

  The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing ex-penses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, and may in-clude transaction fees and/or service fees paid by the Fund from the Fund as-sets attributable to the Service Agent. It is possible that these fees would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or dif-ferent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #0210-00021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                              -----------
                          Your Account Number
                                              -----------
                           Your Account Name
                                             -----------
                          Wire Control Number
                                              -----------

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank using the instructions outlined above. When mak-ing additional investments, be sure that your account number, account name, and the name of the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejec-tion is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of either Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent for payments made at an annual rate of up to
0.25 of 1% of the average daily value of

Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclu-sively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing re-flect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "inter-ested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be termi-nated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate .75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to

 .50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the Portfolios' Service Class Shares, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board approval. The Dis-tribution Plan will permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who ren-der promotional and distribution services, for items such as advertising ex-penses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolios.

  Although the Plans may be amended by the Board of Directors, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of UAMFSI and of, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compen-sates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

EXCHANGE PRIVILEGE
  Service Class Shares of each Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (For Portfolios currently offering Serv-ice Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in additional shares of the Portfolio unless the Fund is no-tified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  NWQ Investment Management Company was founded in 1982 and is located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to institutional and high net worth individuals. As of the date of this Prospectus, the Adviser had over $6.3 bil-lion in assets under management.

  Under Investment Advisory Agreements dated as of January 24, 1994, the Ad-viser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  An investment policy committee is responsible for the day-to-day management of each Portfolio's investments. The following investment professionals are the members of this committee who collectively make the Portfolios' investment decisions:

  DAVID A. POLAK, CFA, is the founder and has been President and Chief Investment Officer/Portfolio Manager of NWQ Investment Management Company from 1982 to the present. From 1979 to 1982, Mr. Polak was Chief Investment Strategist/Portfolio Manager of Argus Investment Management Inc. and, from 1968 to 1979, he was a Portfolio Manager at Beneficial Standard Investment Management. Mr. Polak is a graduate of Massachusetts Institute of Technology
(BS), Rensselaer Polytechnical Institute (MS) and the University of California at Los Angeles (MBA).

  EDWARD C. FRIEDEL, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager of NWQ Investment Management Company from 1983 to the present. From 1971 to 1983, Mr. Friedel was a Portfolio Manager at Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

  JAMES H. GALBREATH, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1987 to the present. From 1983 to 1987, Mr. Galbreath was President of Galbreath Fi-nancial and, from 1974 to 1983, he was a Partner and Portfolio Manager at Ste-phenson & Company. Mr. Galbreath is a graduate of the University of Denver (BS and BA).

  PHYLLIS G. THOMAS, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1990 to the present. From 1987 to 1990, Ms. Thomas was a Portfolio Manager with The Boston Company Institutional Investors, Inc. and, from 1980 to

1987, she was a Portfolio Manager with Beneficial Standard Investment Manage-ment. Ms. Thomas is a graduate of Northern Illinois University (BS) and the University of California at Los Angeles (MBA).

  As compensation for its services as Adviser, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

   Balanced Portfolio.................................................... 0.70%
   Value Equity Portfolio................................................ 0.70%

  The Adviser may waive advisory fees or assume operating expenses otherwise payable by a Portfolio in order to reduce the Portfolio's expense ratio. Until February 28, 1998, the Adviser has agreed to keep the total annual operating expenses of the Portfolios' Service Class Shares from exceeding 1.40% of aver-age daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on be-half of the Portfolios for a given fiscal year.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Balanced Portfolio. The performance data is net of all fees and expenses. The investment returns of the Balanced Port-folio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Balanced Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other re-strictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by in-vesting in the Balanced Portfolio.

            NWQ INVESTMENT MANAGEMENT COMPANY -- BALANCED STRATEGY
                  (Percentage returns Net of Management Fees)

                                                     NWQ INVESTMENT   60/30/10
YEARS THROUGH:                                     MANAGEMENT COMPANY  INDEX
--------------                                     ------------------ --------
1982..............................................        33.61 %       23.62%
1983..............................................        16.65 %       16.72%
1984..............................................         7.29 %        9.43%
1985..............................................        24.50 %       26.14%
1986..............................................        25.17 %       16.78%
1987..............................................         5.57 %        5.80%
1988..............................................        11.76 %       12.91%
1989..............................................        22.05 %       24.01%
1990..............................................         0.89 %        1.56%
1991..............................................        23.07 %       23.68%
1992..............................................         3.74 %        7.26%
1993..............................................        16.75 %        9.70%
1994..............................................        (3.25)%        0.21%
1995..............................................        27.77 %       28.46%
Year to Date through 9/30/96......................         8.66 %        8.36%
Annualized........................................        14.72 %       14.22%
Cumulative........................................       658.00 %      610.36%
Fourteen-Year Mean (1/1/82-12/31/95)..............        15.40 %       14.73%
Value of $1 invested during fourteen years
  (1/1/82-9/30/96)................................       $ 7.58        $ 7.10

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.
2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $7.58 by September 30, 1996.
3. The FOURTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The 60/30/10 INDEX is a weighted index comprised of 60% S&P 500 Index, 30% Lehman Brothers Government Corporate Index, 10% 3 Month Treasury Bills and is an unmanaged index which assumes reinvestment of dividends and is gen-erally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/82-9/30/96) was .79% or 79 basis points. During the period, fees on the Ad-viser's individual accounts ranged from .27% to 1.00% (27 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Value Equity Portfolio. The performance data is net of all fees and expenses. The investment returns of the Value Eq-uity Portfolio may differ from those of the separately managed accounts be-cause such separately managed accounts may have fees and expenses that differ from those of the Value Equity Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Value Equity Portfolio.

          NWQ INVESTMENT MANAGEMENT COMPANY -- VALUE EQUITY STRATEGY
                  (Percentage returns Net of Management Fees)

                                                      NWO INVESTMENT   S&P 500
YEARS THROUGH:                                      MANAGEMENT COMPANY  INDEX
--------------                                      ------------------ -------
1982..............................................         45.24 %      21.54 %
1983..............................................         22.06 %      22.55 %
1984..............................................          7.05 %       6.27 %
1985..............................................         29.70 %      31.73 %
1986..............................................         26.59 %      18.66 %
1987..............................................         (0.24)%       5.25 %
1988..............................................         19.51 %      16.61 %
1989..............................................         33.33 %      31.69 %
1990..............................................         (2.21)%      (3.10)%
1991..............................................         29.54 %      30.47 %
1992..............................................          1.31 %       7.62 %
1993..............................................         17.50 %      10.08 %
1994..............................................          (.79)%       1.32 %
1995..............................................         30.91 %      37.58 %
Year to Date through 9/30/96......................         13.16 %      13.50 %
Annualized........................................         17.64 %      16.47 %
Cumulative........................................        997.70 %     847.60 %
Fourteen-Year Mean (1/1/82-12/31/95)..............         18.54 %      17.02 %
Value of $1 invested during fourteen years (1/1/82
  - 9/30/96)......................................        $10.98       $ 9.48

-----------
Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.
2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $10.98 by September 30, 1996.
3. The FOURTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of div-idends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.
5. The Adviser's average annual management fee over the period shown (1/1/82-9/30/96) was 1.00% or 100 basis points. During the period, fees on the Ad-viser's individual accounts were 100 basis points on all accounts. Net re-turns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                          RATE
                                                                          ----
   Balanced Portfolio.................................................... 0.06%
   Value Equity Portfolio................................................ 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus except as described under "SERVICE AND DISTRIBUTION PLANS." The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are not parties to the Agreement or inter-ested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to share-holders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolios. These Agreements direct the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios in addition to required Ad-viser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of December 6, 1996, Nabank & Co., Tulsa, OK held of record 56% of the outstanding shares of the NWQ Balanced Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed; Hartnat & Co., Boston, MA held of record 27.7% of the outstanding shares of the NWQ Balanced Portfolio Institutional Service Class Shares for which ownership is disclaimed or presumed disclaimed; and Charles Schwab & Co., Inc., San Francisco, CA held of record 51.6% of the outstanding shares of the NWQ Value Equity Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and In-stitutional Service Class Shares represent an interest in the same assets of a

Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distri-bution expenditures. Information about the Service Class Shares of the Portfo-lios is available upon request by contacting the UAM Funds Service Center. An-nual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meet-ing of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will as-sist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Equity Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  NWQ Investment Management Company
  655 South Hope Street, 11th Floor
  Los Angeles, California 90017
  (213) 624-6700

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  UAM FUNDS

  Rice, Hall, James Small Cap Portfolio
                          &
  Rice, Hall, James Small/Mid Cap Portfolio

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
                                       &
                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
              INVESTMENT ADVISER: RICE, HALL, JAMES & ASSOCIATES

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. ("UAM Funds") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and policies. The Rice, Hall, James Portfolios currently offer one class of shares. The securities offered in this Prospectus are Institutional Class Shares of two diversified, no-load Portfolios of the Fund managed by Rice, Hall, James & Associates.

  RICE, HALL, JAMES SMALL CAP PORTFOLIO. The objective of the Rice, Hall, James Small Cap Portfolio (the "Small Cap Portfolio") is to provide maximum capital appreciation, consistent with reasonable risk to principal by invest-ing primarily in small market capitalization companies.

  RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO. The objective of the Rice, Hall, James Small/Mid Cap Portfolio (the "Small/Mid Cap Portfolio") is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) compa-nies.

  There can be no assurance that either Portfolio will meet its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. Such Statement is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone num-ber above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  18
Valuation of Shares........................................................  18
Performance Calculations...................................................  19
Dividends, Capital Gains Distributions and Taxes...........................  19
Investment Adviser.........................................................  20
Administrative Services....................................................  23
Distributor................................................................  23
Portfolio Transactions.....................................................  24
General Information........................................................  24
UAM Funds -- Institutional Class Shares....................................  27

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Institutional Class Shares will incur. The Fund does not charge shareholder transaction expenses. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                           RICE, HALL, JAMES RICE, HALL, JAMES
                                               SMALL CAP       SMALL/MID CAP
                                               PORTFOLIO         PORTFOLIO
                                           ----------------- -----------------
   Sales Load Imposed on Purchases........       NONE              NONE
   Sales Load Imposed on Reinvested
     Dividends............................       NONE              NONE
   Deferred Sales Load....................       NONE              NONE
   Redemption Fees........................       NONE              NONE
   Exchange Fees..........................       NONE              NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                             RICE, HALL, JAMES RICE, HALL, JAMES
                                                 SMALL CAP       SMALL/MID CAP
                                                 PORTFOLIO         PORTFOLIO
                                             ----------------- -----------------
   Investment Advisory Fees.................       0.75 %            0.80 %
   Administrative Fees......................       0.35 %            0.20 %
   12b-1 Fees...............................        NONE              NONE
   Distribution Costs.......................        NONE              NONE
   Other Expenses...........................       0.28 %            0.25 %
                                                  ------            ------
   Total Operating Expenses*................       1.38 %            1.25 %**

-----------
* The fees and expenses set forth above are based on the Small Cap Portfo-lio's operations during the fiscal year ended October 31, 1996, except they have been restated to reflect current administrative fees. (See "AD-MINISTRATIVE SERVICES" herein and in the SAI.) The annualized Total Oper-ating Expenses includes the effect of expense offsets. If expense offsets were excluded, the annualized Total Operating Expenses for the Small Cap Portfolio would not significantly differ.
** The fees and expenses with respect to the Small/Mid Cap Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Small/Mid Cap Portfolio's average daily assets will be $25 million. The Small/Mid Cap Portfolio began operations on No-vember 1, 1996.

  The tables above show various expenses and fees an investor would bear di-rectly or indirectly.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise pay-able by the Portfolios to reduce the Portfolios' expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Small Cap and the Small/Mid Cap Portfolios Institutional Class Shares from exceeding 1.40% and 1.25%, of average daily net assets, respectively. The Fund will not reimburse the Adviser for any advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Rice, Hall, James Small Cap Portfolio..........  $14     $44     $76     $167
Rice, Hall, James Small/Mid Cap Portfolio......  $13     $40       *        *

-----------
* As the Small/Mid Cap Portfolio began operations on November 1, 1996, the Fund has not projected expenses beyond the three-year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Rice, Hall, James & Associates (the "Adviser"), a registered investment ad-viser founded in 1974, serves as investment adviser to the Portfolios. The Ad-viser presently manages over $1 billion in assets, primarily on behalf of in-stitutional and individual investors. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in the Port-folio's shares automatically unless an investor elects to receive cash distri-butions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of a Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which a Portfolio invests. Prospective investors should consider the following: (1) The small and mid-sized capitalization cor-porations in which the Portfolios will invest are more vulnerable to financial and other risks than larger corporations and the securities of such small and mid-sized capitalization corporations may involve a higher degree of risk and price volatility than investments in the general equity markets; (2) Both Portfolios may invest a portion of their assets in derivatives including futures contracts and options. (See "OTHER INVESTMENT POLICIES."); (3) Both Portfolios may invest in securities of foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign cur-rency risks. (See "OTHER INVESTMENT POLICIES."); (4) In general, a Portfolio will not trade for short-term profits, but when circumstances warrant, invest-ments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional cost and the realization of capi-tal gains. (See "OTHER INVESTMENT POLICIES."); (5) In addition, both Portfo-lios may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER IN-VESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the respective periods presented for the Small Cap Portfo-lio's Institutional Class Shares. This table is part of the Portfolio's Finan-cial Statements, which are included in the Portfolio's October 31, 1996 Annual Report to Shareholders. The Annual Report has been incorporated into the Port-folio's SAI. The Portfolio's October 31, 1996 Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the Portfolio's SAI. The following infor-mation should be read in conjunction with the Portfolio's October 31, 1996 An-nual Report to Shareholders. Since the Small/Mid Cap Portfolio commenced oper-ations on November 1, 1996, no financial highlights are presented for that Portfolio.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                                                        YEAR ENDED  YEAR ENDED
                                      JULY 1, 1994** TO OCTOBER 31, OCTOBER 31,
                                      OCTOBER 31, 1994     1995        1996
                                      ----------------- ----------- -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD...............       $10.00          $11.14      $15.87
                                           ------         -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......         0.01           (0.07)      (0.10)
  Net realized and unrealized gain
    on investments..................         1.13            4.81        2.73
                                           ------         -------     -------
    Total from investment
      operations....................         1.14            4.74        2.63
                                           ------         -------     -------
DISTRIBUTIONS
  Net investment income.............          --            (0.01)        --
  In excess of net investment
    income..........................          --            (0.00)#       --
  Net realized gain.................          --              --        (2.77)
                                           ------         -------     -------
    Total distributions.............          --            (0.01)      (2.77)
                                           ------         -------     -------
NET ASSET VALUE, END OF PERIOD......       $11.14          $15.87      $15.73
                                           ======         =======     =======
TOTAL RETURN........................        11.40%+         42.59%+     19.43%
                                           ======         =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (thousands).......................       $8,287         $18,910     $33,488
Ratio of expenses to average net
  assets............................         1.40%*          1.40%       1.37%
Ratio of net investment income
  (loss) to average net assets......         0.30%*         (0.63)%     (0.78)%
Portfolio turnover rate.............            5%            180%        181%
Average commission rate##...........          N/A             N/A     $0.0509
Voluntary waived fees and expenses
  assumed by the adviser per share..       $ 0.05         $  0.01         N/A
Ratio of expenses to average net
  assets including expense offsets..          N/A            1.40%       1.37%

-----------
*   Annualized.
**  Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
#   Value is less than 0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  The objective of the Small Cap Portfolio is to provide maximum capital ap-preciation, consistent with reasonable risk to principal by investing primar-ily in small market capitalization companies. The Adviser intends to pursue this objective through investment primarily in common stocks of companies whose market capitalizations range between $40 million and $500 million.

  The objective of the Small/Mid Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing pri-marily in small/mid market capitalization companies. The Adviser intends to pursue this objective through investment primarily in common stocks of compa-nies whose market capitalizations range between $300 million and $2.5 billion.

  There can be no assurance that the Portfolios will achieve their stated objective.

                              INVESTMENT POLICIES

  THE SMALL CAP PORTFOLIO will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capital-izations of $40 million to $500 million, at the time of initial purchase. The equity securities in which the Portfolio will invest will consist of common stocks and securities convertible into common stocks, including convertible preferred stocks and convertible bonds. The Adviser will strive to accomplish its investment objective with broad diversification. The Adviser believes that the Portfolio will provide a level of diversification and investment opportu-nity that may be difficult for individual investors to accomplish on their own.

  The Adviser will use a selection process that emphasizes smaller, emerging companies which have the potential to become market leaders in their indus-tries. The Adviser will focus on securities of companies with:

    . strong management

    . leading products or services

    . distribution to a large marketplace or growing niche market

    . anticipated above-average revenue and earnings growth rates

    . potential for improvement in profit margins

    . strong cash flow and/or improving financial position

  The list of potential investments is further filtered by the use of tradi-tional fundamental security analysis and valuation methods including, but not limited to, analysis of relative returns on capital and equity, reward to risk ratios and earnings per share growth rates relative to price earnings ratios. The Adviser believes that many companies with smaller capitalizations have greater potential than their larger counterparts to deliver above-average revenue and earnings growth rates that have not yet been recognized by investors.

  The Adviser expects that a majority of investments in the Small Cap Portfo-lio will be in U.S.-based companies, however, from time to time shares of for-eign based companies may be purchased if they meet the Small Cap Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of portfolio assets.

  It is anticipated that cash reserves will represent a relatively small per-centage of portfolio assets (less than 20% under most circumstances). In unu-sual circumstances, or for temporary defensive purposes when market or eco-nomic conditions may warrant, the Small Cap Portfolio may invest all or a por-tion of its assets in short-term investments, cash and cash equivalents. When the Small Cap Portfolio is in a defensive position, it may not be pursuing its investment objective.

  THE SMALL/MID CAP PORTFOLIO will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion, at the time of initial pur-chase. The equity securities in which the Small/Mid Cap Portfolio will invest will consist of common stock and securities convertible into common stocks, including convertible preferred stocks and convertible bonds.

  The small/mid cap area of the market, defined by the Adviser as companies with market capitalizations less than $2.5 billion but greater than $300 mil-lion, has more than three times the number of securities than the market com-prised of companies with market capitalizations greater than $2.5 billion. The Adviser believes that the small/mid cap market has less analyst coverage which means there is greater pricing inefficiency for such securities than for more closely followed, usually larger capitalization companies. The Adviser's in-vestment selections for the Small/Mid Cap Portfolio will tend to be from rela-tively underfollowed securities.

  The Adviser practices a fundamentally driven bottom up research approach. This approach focuses on identifying stocks of growth companies that are sell-ing at a discount to the companies' projected earnings growth rates. Specifi-cally, the Adviser requires that equity securities in which the Small/Mid Cap Portfolio invests have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess cat-alysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or in-creases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restruc-tures, regulatory change and end market expansion. Most importantly, the Ad-viser must be convinced that such change will lead to greater investor recog-nition and a subsequent rise in the stock prices within a 12 to 24 month period. The key is discovering undervalued companies where funda-mental changes are occurring that are temporarily going unnoticed by invest-ors.

  The Adviser expects that a majority of investments in the Small/Mid Cap Portfolio will be in U.S.-based companies, however, from time to time, shares of foreign based companies may be purchased if they meet the Small/Mid Cap Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of portfolio assets.

  It is anticipated that cash reserves will represent a relatively small per-centage of portfolio assets (no more than 20% under most circumstances). In unusual circumstances, or for temporary defensive purposes when market or eco-nomic conditions may warrant, the Small/Mid Cap Portfolio may invest all or a portion of its assets in short-term investments, cash and cash equivalents. When the Small/Mid Cap Portfolio is in a defensive position, it may not be pursuing its investment objective.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpora-tion or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of for-eign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individu-ally.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for the Small/ Mid Cap Portfolio and the Small Cap Port-folio are not anticipated to exceed 250% and 150% respectively. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally en-gage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Small Cap Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company.

The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the ad-visory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies, may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since securities of foreign companies are normally denominated in foreign cur-rencies, each Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, each Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, it is expected that use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transactions costs. Each Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. Each Portfolio will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If each Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized only by en-tering into futures contracts or options transactions traded on national ex-changes and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the portfolio adopts a temporary position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e), and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utili-zation of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or to-tal cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

 . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wir-ing the funds. An account number will then be provided to you. Next,

 . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                      Ref: Portfolio Name ______________
                      Your Account Number ______________
                      Your Account Name ________________
                      Wire Control Number ______________

 . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.


IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolios may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolios.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quo-tations of foreign securities in a foreign currency are converted to U.S. dol-lar equivalents. The converted value is based upon the bid price of the for-eign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Rice, Hall, James & Associates was founded in 1974 and is located at 600 West Broadway, Suite 1000, San Diego, CA 92101. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and pro-vides investment management services to individual and institutional invest-ors. As of the date of this Prospectus, the Adviser had over $1 billion in as-sets under management.

  Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of January 24, 1994 for the Small Cap Portfolio and September 16, 1996 for the Small/Mid Cap Portfolio, the Adviser, subject to the control and supervi-sion of the Fund's Board of Directors and in conformance with the stated in-vestment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the Portfolios. In this regard, it is the re-sponsibility of the Adviser to make investment decisions for each Portfolio and to place purchase and sale orders for each Portfolio's investments.

  The investment professionals responsible for the day-to-day management of the Portfolios are as follows:

  SAMUEL R. TROZZO is Chairman of the Adviser with over thirty-six years' in-vestment experience. Prior to founding Rice, Hall, James & Associates in 1974, Mr. Trozzo was Vice President and Senior Investment Officer of Southern Cali-fornia First National Bank. He is a former member of the State of California Board of Administration/Investment Committee Public Employees Retirement Sys-tem. He is a graduate of Kent State University.

  THOMAS W. MCDOWELL, JR. is President and Chief Executive Officer of the Ad-viser with over fifteen years' investment experience. Mr. McDowell joined Rice, Hall, James in 1984. Prior to that time, he was Investment Officer, Se-curity Analyst and Portfolio Manager at California First Bank. He earned his B.A. degree from the University of California, Los Angeles and his M.B.A. from San Diego State University.

  DAVID P. TESSMER is Partner and Co-Director of Research of the Adviser with thirty years' investment experience. Prior to joining Rice, Hall, James in 1986, Mr. Tessmer was Vice President and Senior Portfolio Manager at The Pa-cific Century Group, San Diego. He earned his B.S. degree in Investment Man-agement at Northwestern University and his M.B.A. in Finance at Columbia Grad-uate School of Business.

  TIMOTHY A. TODARO is Partner and Co-Director of Research of the Adviser with sixteen years' investment experience. Mr. Todaro joined Rice, Hall, James in 1983. Prior to that time, he was Senior Investment Analyst at Comerica Bank, Detroit, Michigan. Mr. Todaro earned his B.A. in Economics at the University of California, San Diego and his M.B.A. degree in Finance/International Busi-ness at the University of Wisconsin, Madison. He is a Chartered Financial Ana-lyst.

  GARY S. RICE is Partner of the Adviser with thirteen years' investment expe-rience. Mr. Rice was an Account Administrator with the Trust Division at Fed-erated

Investors, Inc., Pittsburgh, Pennsylvania prior to joining Rice, Hall, James in 1983. He earned his B.A. degree in Economics/Business Administration at Vanderbilt University.

  MICHELLE P. CONNELL is Partner of the Adviser with twelve years' investment experience. Prior to joining Rice, Hall, James in 1995, she was Senior Invest-ment Analyst with Linsco/Private Ledger. Previously, she was the director of Finance and Operations at the San Diego Natural History Museum. Ms. Connell has a B.A. degree in accounting from Seattle University and her M.B.A. from San Diego State University. She is a level III Chartered Financial Analyst candidate.

  As compensation for the services rendered by the Adviser under the Agree-ments, the Portfolios pay the Adviser annual fees, in monthly installments, calculated by applying the following annual percentage rates to the Portfo-lios' average daily net assets for the month:

   Rice, Hall, James Small Cap Portfolio.................................. 0.75%
   Rice, Hall, James Small/Mid Cap Portfolio.............................. 0.80%

  Although the advisory fee rates payable by the Portfolios are higher than the rates payable by most mutual funds, the Fund believes they are comparable to the rates paid by many other funds with similar investment objectives and policies and are appropriate for these Portfolios in light of their investment objectives.

  The Adviser has agreed to waive all or part of its advisory fee and to as-sume as the Adviser's own expense operating expenses otherwise payable by the Small Cap Portfolio to keep its total annual operating expenses from exceeding 1.40% of its average daily net assets. The Adviser has voluntarily agreed to waive all or part of its advisory fee and to assume as the Adviser's own ex-pense operating expenses otherwise payable by the Small/Mid Cap Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding 1.25% of its average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribu-tion plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Rice, Hall, James Small Cap Portfolio.................................. 0.04%
   Rice, Hall, James Small/Mid Cap Portfolio.............................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11% of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distrib-utes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the shares offered in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders.

  At its discretion, the Board of Directors may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  As of December 6, 1996, Juanita Whisenand, Trustee for the Whisenand Family Trust, La Jolla, CA, held of record 26.8% of the outstanding share of the Rice, Hall, James Small/Mid Cap Portfolio for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those per-sons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Rice, Hall, James & Associates
  600 West Broadway, Suite 1000
  San Diego, CA 92101
  (619) 239-9005

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  SAMI Preferred Stock Income Portfolio

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                                     SAMI
                                PREFERRED STOCK
                               INCOME PORTFOLIO

                                   UAM FUNDS
                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

              INVESTMENT ADVISER: SPECTRUM ASSET MANAGEMENT, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and invest-ment policies. The SAMI Preferred Stock Income Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institu-tional Class Shares of one diversified, no-load Portfolio of the Fund managed by Spectrum Asset Management, Inc.

  SAMI PREFERRED STOCK INCOME PORTFOLIO. The objective of the Portfolio is to provide a high level of dividend income consistent with capital preservation. To achieve its objective, the Portfolio will invest primarily in a diversified portfolio of utility preferred securities combined with a constant cross-hedge using U.S. Government securities futures. The Portfolio also expects to invest significantly in bank preferred securities. In addition, the Portfolio's In-vestment Adviser intends to manage the Portfolio to maximize income qualifying for the dividends received deduction under the Internal Revenue Code of 1986.

  There can be no assurance that the Portfolio will meet its stated objective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at the address or telephone number above.

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   9
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  18
Valuation of Shares........................................................  19
Performance Calculations...................................................  20
Dividends, Capital Gains Distributions and Taxes...........................  20
Investment Adviser.........................................................  21
Administrative Services....................................................  25
Distributor................................................................  26
Portfolio Transactions.....................................................  26
General Information........................................................  27
UAM Funds -- Institutional Class Shares....................................  29

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio will incur. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                              SAMI PREFERRED
                                                          STOCK INCOME PORTFOLIO
                                                          ----------------------
   Sales Load Imposed on Purchases.......................          NONE
   Sales Load Imposed on Reinvested Dividends............          NONE
   Deferred Sales Load...................................          NONE
   Redemption Fees.......................................          NONE
   Exchange Fees.........................................          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                            SAMI PREFERRED
                                                        STOCK INCOME PORTFOLIO
                                                        ----------------------
   Investment Advisory Fees............................          0.70%
   Administrative Fees.................................          0.28%
   12b-1 Fees..........................................          NONE
   Distribution Costs..................................          NONE
   Other Expenses......................................          0.22%
   Advisory Fees Waived and Expenses Assumed...........         (0.21%)
                                                                -----
   Total Operating Expenses (after fee waivers and
     expenses assumed).................................          0.99%*

-----------
* Absent fee waivers and expenses assumed by the Adviser, annualized Total Op-erating Expenses of the Portfolio for the fiscal year ended October 31, 1996 would have been 1.20%. The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, the annualized Total Operating Expenses would not be affected.

  The table above shows the various fees and expenses that an investor would bear directly or indirectly. The expenses and fees listed above are based on the Portfolio's operations during the fiscal year ended October 31, 1996, ex-cept that Adminstrative Fees have been restated to reflect current fees. See "ADMINISTRATIVE SERVICES" herein and in the SAI.

  The Adviser has voluntarily agreed to waive its advisory fees and to assume expenses otherwise payable by the Portfolio, in order to reduce the Portfo-lio's expense ratio. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.99% of its average daily net as-sets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fis-cal year.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
SAMI Preferred Stock Income Portfolio...........  $10     $32     $55     $122

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Spectrum Asset Management, Inc. (the "Adviser"), is an investment counseling firm founded in 1987. The Adviser presently manages over $750 million in as-sets for institutions, pension plans and endowments. (See "INVESTMENT ADVIS-ER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.").

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in monthly dividends. Any realized net capital gains will also be distributed with the last dividend distribution for the fiscal year. Distribu-tions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares may be redeemed without cost at any time, at the Portfolio's net as-set value next determined after receipt of the redemption request. The redemp-tion price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The Portfolio's Adviser intends to hedge a major portion of the Portfolio's preferred and fixed income securities investments through the use of deriva-tives including futures contracts, options on futures contracts and options on U.S. Government securities to substantially reduce the price volatility of the Portfolio generally due to interest rate changes.

  The Adviser has successfully operated an investment program similar to the Portfolio's for its individual institutional clients since its inception in 1987. A portfolio of preferred stocks hedged with U.S. Government securities futures and options is a "cross" hedge and not a "perfect" hedge, and, there-fore, an absolute correlation does not exist between the price volatility of the portfolio of preferred securities and the hedging instruments. Preferred securities prices may change more or less rapidly than bond or note futures prices causing a distortion in the price relationship. The Adviser will con-tinuously analyze a variety of factors including average investment rates, premium and discount prices of the preferred stocks, the underlying credits of the issuer, as well as market volatility and basis risk. The use of futures and options might result in a poorer overall performance for the Portfolio than if it had not engaged in such transactions.

  Prospective investors should consider two other factors that could affect the rate of return of the Portfolio. By concentrating its investments in the utilities industry, the Portfolio is exposed to changes in and possible ad-verse economic and industry conditions over time, including e.g., changes in government regulations, resource depletion, changing technologies, and credit market constraints.

  Prospective investors should consider the following factors: (1) The Portfo-lio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction. (See "REPURCHASE AGREEMENTS."); (2) The Portfolio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio. (See "WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES."); (3) The Portfolio may lend its invest-ment securities which entails a risk of loss should the borrower fail finan-cially. (See " LENDING OF SECURITIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share of the SAMI Preferred Stock Income Portfolio outstanding throughout the periods presented. It is part of the Portfolio's Financial Statements which are in-cluded in the Portfolio's 1996 Annual Report to Shareholders. The Financial Statements are incorporated into the Portfolio's SAI. The Portfolio's Finan-cial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                         JUNE 23**, 1992 YEARS ENDED OCTOBER 31,
                         TO OCTOBER 31,  ----------------------------
                               1992       1993       1994      1995      1996
                         --------------- -------    -------   -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 10.00     $ 10.09    $  9.98   $  9.29   $  9.21
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income................        0.14        0.60       0.60      0.67      0.58
 Net Realized and
  Unrealized Gain
  (Loss)................        0.03       (0.07)     (0.71)    (0.08)     0.14
                             -------     -------    -------   -------   -------
   Total from Investment
    Operations..........        0.17        0.53      (0.11)     0.59      0.72
                             -------     -------    -------   -------   -------
DISTRIBUTIONS
 Net Investment
  Income................       (0.08)      (0.61)     (0.58)    (0.67)    (0.59)
 In Excess of Net
  Realized Gain.........                   (0.03)       --        --        --
                             -------     -------    -------   -------   -------
   Total Distributions..       (0.08)      (0.64)     (0.58)    (0.67)    (0.59)
                             -------     -------    -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD.................     $ 10.09     $  9.98    $  9.29   $  9.21   $  9.34
                             =======     =======    =======   =======   =======
TOTAL RETURN............        1.70 %+     5.47 %+  (1.15)%     6.67 %    8.17%+
                             =======     =======    =======   =======   =======
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands)....     $23,904     $49,671    $91,221   $33,789   $27,528
 Ratio of Expenses to
  Average Net Assets....        0.97 %*     0.82 %     0.89 %    0.98 %    0.99%
 Ratio of Net
  Investment Income to
  Average Net Assets....        6.36 %*     6.10 %     6.45 %    7.03 %    6.26%
 Portfolio Turnover
  Rate..................          16 %       144 %       65 %      44 %      77%
Average Commission Rate
 #......................         N/A         N/A        N/A       N/A   $0.0302
Voluntary Waived Fees
 and Expenses Assumed
 buy the Adviser Per
 Share..................     $  0.02     $  0.01        N/A       N/A   $  0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................         N/A         N/A        N/A      0.98%     0.99%

-----------
*   Annualized
**  Commencement of Operations
+ Total return would have been lower had certain expenses not been waived and expenses assumed during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide a high level of current divi-dend income consistent with capital preservation. The Portfolio will invest primarily in a professionally managed, diversified portfolio of investment grade, utility preferred securities which will be hedged with U.S. Government securities futures to minimize capital fluctuations of the Portfolio caused by interest rate movements. The Portfolio's Adviser also expects to invest a sig-nificant portion of the Portfolio's assets in bank preferred securities. The Portfolio's objective is fundamental and may be changed only upon approval by vote of the holders of the majority of the Portfolio's shares. There can be no assurance that the Portfolio will achieve its objective.

                              INVESTMENT POLICIES

  The Adviser seeks to achieve the Portfolio's objective by investing primar-ily in investment grade, utility preferred securities of varying maturities. The Adviser also expects to invest a significant portion of the Portfolio's assets in bank preferred securities. Investment grade preferred stocks are generally considered to be those having a rating of at least "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or "BBB-" by Standard & Poor's Corporation ("S&P"). Although bonds rated Baa or BBB- may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. As a matter of operat-ing policy, the Adviser will invest at least 60% of the Portfolio's assets in securities rated A or better by at least one rating agency. In the event of a downgrade of the rating to below investment grade of a stock held in the Port-folio, the Adviser will attempt to liquidate the particular issue within a 90 day period. The Portfolio will not invest in securities of companies that have a bond rating below investment grade, convertible preferred securities, or any type of common stock.

  When selecting specific preferred stock issues, the Adviser considers not only current yield but all variables that would affect the value of a security (i.e., sinking fund provisions, call features, redemption characteristics and credit quality). The Adviser also carefully analyzes the underlying fundamen-tals of the issuer, with particular emphasis (for utility securities) on in-terest and dividend coverage, the utility customer mix, regulatory climate, energy sources, quality of management, non-utility diversification, if any, and construction expenditures relative to internal cash generation. While the investment philosophy of the Adviser is primarily one of buy and hold, the Ad-viser will seek to optimize total returns by trading the Portfolio when it be-lieves market, economic or other conditions make it advantageous to do so, for example, by taking advantage of market or pricing inefficiencies of certain securities to improve dividend income without eroding capital. At the time this prospectus was prepared, the Adviser attempted to structure the Portfolio to take maximum advantage of potential spread tightening due to the increasing scarcity value of dividend received deduction ("DRD") qualifying preferred stock. As new preferred types of securities have been developed, the supply of traditional DRD preferred securities has decreased. In addition, the Adviser is focusing on issues either trading at a discount with strong call protection or with attractive yields to call. Changes in the DRD and preferred securities markets may require modification of the Portfolio's investment policies from time to time. Investors will receive advance notice of significant policy changes.

  The Adviser will invest at least 65% of the Portfolio's total assets in utility preferred stocks. As a result, the Portfolio is legally deemed to be "concentrating" its investments in utility securities, meaning that normally, under applicable law, at least 25% of the Portfolio's total assets must be in-vested in utility securities. The Adviser also invests a significant portion of the Portfolio's assets in bank preferred securities. However, investments in bank securities will be limited to less than 25% of the Portfolio's total assets. The utilities industry includes companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy. It also includes issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies provid-ing communication facilities for the public benefit. The bank industry in-cludes companies that provide financial services to consumers and industry. Examples of companies in the banking field include commercial banks, savings and loan associations, and companies that span across these segments. Under applicable regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

  Preferred securities. The Adviser may invest the Portfolio's assets in all types of preferred securities including fixed-dividend, adjustable-rate pre-ferred stocks, perpetual preferred stock and private placement fixed-dividend sinking fund preferred stock. Adjustable rate preferred stock is preferred stock that has a dividend rate which is adjusted periodically, typically every three months, to reflect changes in the general level of interest rates. The dividend rate on an adjustable rate preferred stock is determined by applying an adjustment formula, established at the time the stock is issued, which gen-erally involves a fixed relationship to rates on specific classes of debt se-curities issued by the U.S. Treasury, with limits on the minimum and maximum dividend rates that may be paid. Sinking fund preferred stock provides for the issuer to redeem the outstanding preferred stock according to a predetermined schedule. Perpetual preferred securities have no sinking fund or maturity fea-tures, but include a call feature. In order to maintain liquidity of the Port-folio, the Adviser, at its discretion, may from time to time invest a portion of the Portfolio's assets in U.S. Treasury bills or similar short-term instru-ments. (See "SHORT-TERM INVESTMENTS.") Under normal conditions, short-term in-vestments may comprise up to 35% of the Portfolio's total assets. For tempo-rary defensive purposes, when economic, market or other conditions so warrant, the Ad-viser may invest up to all of the Portfolio's total assets in short-term in-vestments. In such a situation, income dividends paid by the Portfolio quali-fying for the dividends received deduction would be greatly reduced.

  Preferred stock has a preference over common stock in liquidation (and gen-erally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt se-curities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield character-istics.

  Cross-hedging strategy. The Adviser does not make interest rate projections and seeks to preserve capital by implementing and maintaining a constant cross-hedge. The Portfolio's preferred and fixed income securities investments are subject to market fluctuation based largely, but not exclusively on the securities' sensitivity to changes in interest rates. By maintaining a hedge consisting of U.S. Government futures contracts, options on such futures con-tracts, and options, the Adviser seeks to reduce interest rate related risk. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a security or financial instrument, at a speci-fied future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security or futures con-tract.

  The Adviser implements the cross-hedge strategy by monitoring the correla-tion between the preferred and fixed income securities and the U.S. Government futures and options markets. Depending upon the Adviser's analysis, futures and options can be used in a variety of ways. A typical use is to establish a short position in Government futures contracts or options to offset the prin-cipal fluctuations of the preferred stock portfolio caused by interest rate movements. This strategy enables the Adviser to invest across the yield curve, realizing higher dividend yields, while managing interest rate volatility. The formula used by the Adviser to analyze and guide its hedging investments is derived by evaluating the history of price movements in both the preferred stock, fixed income and U.S. Government securities, futures and options mar-kets. The Adviser uses sophisticated quantitative analytical techniques, in-cluding regression analyses and price volatility analyses, to create the nec-essary statistical data to monitor and adjust the hedging investments. Natu-rally, historical price movements may bear no relationship to future price movements.

  The Portfolio's preferred and fixed income securities portfolio and its futures and options positions are intended to produce offsetting capital gains and losses as interest rates change. As the goal is to achieve a netting effect of capital gains and losses, the Portfolio's rate of return should reflect primarily the dividend and interest income it receives. The hedging positions that the Port-folio expects to hold normally appreciate in value when interest rates rise. If any gain on these instruments were realized and used by the Portfolio to acquire additional preferred stocks, an increase in the Portfolio's dividend income would result. Conversely, should interest rates decline, these hedging positions would be expected to decline in value and, if necessary, the sale of some of the Portfolio's holdings of preferred stocks to finance hedge losses would cause a decrease in the Portfolio's dividend income. Thus, the success-ful use of hedging transactions, combined with the fact that dividend rates on fixed rate preferred stocks do not change in response to changes in interest rates, should make the Portfolio's income from the Portfolio's fixed rate pre-ferred stocks increase in rising interest rate environments while being rela-tively resistant to the impact of significant declines in interest rates. The Portfolio's use of hedging instruments and the availability of gains for in-vestment in additional shares of preferred stock may be limited by the re-strictions and distribution requirements imposed on the Portfolio in connec-tion with its qualification as a regulated investment company under the Code. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The Adviser does not believe that these restrictions and requirements will materially adversely af-fect the management of the Portfolio or the ability of the Portfolio to achieve its investment objective.

  The Portfolio may enter into futures and options contracts provided that not more than 5% of the Portfolio's assets are at the time of acquisition required as margin deposits or premiums to secure obligations under such contracts. The primary risks associated with the use of futures and options are (1) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks or bonds purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfo-lio's ability to hedge. In the opinion of the Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transac-tions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures and options contracts, see the SAI.

  The development of hedging techniques and the management of individual port-folios for institutions have given the Adviser substantial experience in car-rying out this investment strategy.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of de-posit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and com-mercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agree-ment may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also in-cur disposition costs in liquidating the collateral. While the Fund's manage-ment acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring proce-dures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agree-ments on a joint basis. By entering into joint repurchase agreements, a Port-folio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe the set-tlement of a securities transaction in the secondary market, which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securi-ties purchased on a delayed delivery basis prior to the time delivery is made, although the Portfolio may earn income on securities it has deposited in a segregated account. The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction; however, the Portfolio does not receive income on such investments until actual issuance of the securities.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices-not to increase its investment leverage.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has been granted permission by the SEC to allow each of its Portfo-lios, for cash management purposes, to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.


PORTFOLIO TURNOVER

  Higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more infor-mation on taxation). The Portfolio will normally not engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.


                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors or parent companies) a continuous operating history of less than 3 years;

  (d) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsis-tent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

  (e) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and purchase additional securities when the Portfolio's borrowings exceed 5% of its total gross assets; and

  (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  Except as specified above and as described under "INVESTMENT POLICIES" and "OTHER INVESTMENT POLICIES," the Portfolio's investment policies are not fun-damental and the Fund's Directors may change such policies without an affirma-tive vote of a "majority of the outstanding voting securities of the Portfo-lio," as defined in the 1940 Act.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Funds Distributor, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. Minimum initial investment for spousal IRA accounts is $250. Certain excep-tions may be determined by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their service agent for information regarding these fees and condi-tions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

    . Complete and sign an Application and mail it, together with a check payable to UAM Funds, to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

    . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer iden-tification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next

    . Instruct your bank to wire the specified amount to the Fund's Cus-todian;

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                  Ref: SAMI Preferred Stock Income Portfolio
                          Your Account Number
                           Your Account Name
                          Wire Control Number

    . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

    . For wire purchases arranged through Spectrum Asset Management,
      Inc., properly completed Applications may be submitted through Spectrum. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares may be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to UAM Funds) at the above ad-dress or by wiring monies to the Custodian Bank using the instructions out-lined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire.

  Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, without cost at any time, at the net asset value of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);
    . redemptions where the proceeds are to be sent to someplace other than the registered address; or
    . share transfer requests.

  The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven business days af-ter the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency cir-cumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds, other fixed income securities and fixed dividends are valued accord-ing to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in monthly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are neces-sary for it (but not its shareholders) to be exempt from federal taxes on in-come and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Spectrum Asset Management, Inc. (the "Adviser") is a Connecticut corporation formed in 1987 and is located at Four High Ridge Park, Stamford, CT 06905. The Adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension plans, and endowments. As of the date of this Prospectus, the Adviser had in excess of $750 million in assets under management. Since its inception, the Adviser has concentrated its advisory services in the management of diversified portfolios of fixed-dividend, pre-ferred stocks for its clients. Most portfolios have been hedged with U.S. Gov-ernment securities futures and options to minimize principal fluctuations of the portfolios caused by interest rate changes.

  The Adviser is registered as a broker-dealer and investment adviser with the Commission and is a member firm of the National Association of Securities Deal-ers, Inc. The Adviser is also registered with the Commodity Futures Trading Commission and the National Futures Association and operates as a commodity trading adviser and introducing broker.

  Under an Investment Advisory Agreement dated as of May 18, 1992, the Adviser manages the investment and reinvestment of the assets of the Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for the services rendered by the Adviser under the Agree-ment, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.70%.

  The Adviser may assume expenses otherwise payable by the Portfolio, to re-duce the Portfolio's expense ratio. As of the date of this Prospectus, the Ad-viser has voluntarily agreed to keep the Portfolio's total annual operating expenses from exceeding 0.99% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fis-cal year.

  In addition, the Adviser may compensate its affiliated companies for refer-ring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other serv-ices performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from its rev-enues, its profits or any other source available to it. When such service ar-rangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  All members of the Adviser's Professional Staff must have at minimum a bach-elor's degree from a duly accredited institution of higher education and must receive passing grades on the following exams:

  1. General Securities Representative (Series 7);

  2. Commodity Futures Associated Person-NFA (Series 3); and 3. Uniform Se-curities Agent Exam (Blue Sky Law, Series 63).

  Below is a list of the professional staff of the Adviser.

  SCOTT T. FLEMING -- Chairman of the Board of Directors, Chief Financial Of-ficer, and one of the principals of Spectrum Asset Management, Inc. Mr. Fleming was a Director and Principal of DBL Preferred Management, Inc., a wholly-owned subsidiary of Drexel Burnham Lambert, Inc. Prior to joining DBL, Mr. Fleming was a financial analyst with EG&G, Inc., where he was responsible for all outside money managers as well as managing a significant Adjustable Rate Preferred Stock portfolio. He is currently licensed as a Financial/Operations Principal (Series 27), a General Securities Principal (Series 24), Securities Registered Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, Babson College, B.S. Accounting, Bentley College.

  MARK A. LIEB -- Director, President, Chief Executive Officer, and one of the principals of Spectrum Asset Management, Inc. Director of the parent company, United Asset Management Corporation. Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash man-agement subsidiary of Drexel Burnham Lambert, Inc. He was instrumental in the formation, continual development and execution of all aspects of the subsidi-ary including portfolio management. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Esta-brook. He is a licensed Securities Representative (Series 7), Blue Sky Law (Series 63), General Securities Principal (Series 24), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, University of Hartford; B.A. Economics, Central Connecti-cut State College.

  BERNARD M. SUSSMAN -- Senior Vice President of Spectrum Asset Management, Inc. Prior to joining Spectrum, Mr. Sussman was with Goldman Sachs & Co. for over 17 years. Mr. Sussman was a General Partner from 1990 to 1994, and man-aged their Preferred Stock Department. He was responsible for all sales and trading of fixed and adjustable rate preferred stocks, auction preferreds, and all other preferred products. Mr. Sussman coordinated Goldman Sachs & Co.'s effort through preferred specialists, including the general sales force. Addi-tionally, Mr. Sussman interacted with the corporate finance department in de-veloping and marketing new issues. Mr. Sussman continues to be a Limited Part-ner of Goldman Sachs & Co. He is a licensed Securities Representative (Series
7), Blue Sky Law (Series 63), General Securities Principal (Series 24), Gen-eral Securities Sales Supervisor, Branch Office Manager (Series 8), and regis-tered with the NFA as an Associated Person (Series 3) with Spectrum Asset Man-agement, Inc., CTA. M.B.A. Finance and B.S. Industrial Relations, Cornell Uni-versity.

  L. PHILIP JACOBY, IV -- Vice President -- Portfolio Management of Spectrum Asset Management, Inc. Prior to joining Spectrum, Mr. Jacoby was a Senior In-vestment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corpo-ration) and was a co-manager of a $600 million preferred stock portfolio and Vice President, Institutional Sales at E.F. Hutton, Inc. He is currently li-censed as a General Securities Representative (Series 7), Blue Sky Law (Series
63), a General Securities Principal (Series 24), a Municipal Securities Prin-cipal (Series 53) and registered with the NFA as an Associated Person (Series
3) with Spectrum Asset Management, Inc., CTA. B.S, B.A., Finance, Boston Uni-versity.

  PATRICK G. HURLEY -- Hedge Manager. Mr. Hurley came to Spectrum Asset Man-agement, Inc. from James Money Management, Inc. where he served as a Govern-ment Securities Trader and Computer Specialist. Prior to joining James,
Mr. Hurley was with Oppenheimer & Co., Inc. where he held positions as an As-sistant Trader Fixed -- Income and Programmer/Analyst. In both positions at Oppenheimer, he was an integral part of the fixed income arbitrage group which concentrated on the hedged trading of U.S. Treasury Bond and Note Futures. He is currently a licensed General Securities Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series
3) with Spectrum Asset Management, Inc., CTA. B.S. Electrical Engineering (Computer Concentration), University of Notre Dame.

  JEAN M. ORLANDO -- Assistant Vice President -- Controller. Ms. Orlando came to Spectrum Asset Management, Inc. from DBL Preferred Management, Inc. where she was operations manager. Prior to joining DBL Preferred Management, Ms. Or-lando was employed by Drexel Burnham Lambert, Inc. where she acted as supervi-sor of a private commodity trading operation. She is currently licensed as a Securities Registered Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.B.A. Public Accounting with honors, Baruch College.

  MELISSA D. COPE -- Technical Analyst -- Special Projects. Ms. Cope came to Spectrum Asset Management, Inc. from Mount Holyoke College where she spent two years of her undergraduate career as a Computer Consultant. Prior to that, Ms. Cope was a Database Consultant at Scanline Office Interiors in Honolulu, Hawaii. Other prior work experience includes administrative and programming positions at Hawaiian Telephone and Hawaiian Electric. She is currently li-censed as a Securities Registered Representative (Series 7) and Blue Sky Law (Series 63) with Spectrum Asset Management, Inc., CTA. A.B. Psychology with honors, Mount Holyoke College.

  LESLIE SWEEM -- Account Executive. Prior to her association with Spectrum Asset Management, Inc., Ms. Sweem was a top Preferred Stock Specialist with Salomon Brothers Inc. in New York. Prior to joining Salomon Brothers Inc., she was an Assistant Vice President at Republic Bank Dallas where she was a For-tune 1000 lending officer. She is currently licensed as a Securities Regis-tered Representative (Series 7), Blue Sky Law (Series 63) and registered with the NFA as an

Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.S. Business Administration, Kansas University.

  TAMARA S. CROUSE -- Compliance Manager and Office Manager. Ms. Crouse came to Spectrum Asset Management, Inc. from Saugatuck Associates, a venture capi-tal firm, where she served as an Assistant (August 1992 to January 1994). Prior to Saugatuck Associates, Ms. Crouse was employed by Service Corporation International where she served as a Marketing Assistant and Financial Analyst (August 1989 to August 1992). She is currently licensed as a Securities Repre-sentative (Series 7), Blue Sky Law (Series 63) and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, University of Bridgeport; B.S. Geology (Concentration in Chem-istry), State College of New York at Oneonta.

  NANCY KRUG DRAY -- Part-Time Compliance Officer and Assistant to Portfolio Manager. Ms. Dray came to Spectrum Asset Management, Inc. in July 1987. From July 1987 through May 1989, Ms. Dray was Assistant Vice President --Trading for Spectrum Asset Management, Inc. She is currently licensed as a Securities Representative (Series 7), Blue Sky Law (Series 63), Municipal Securities Principal (Series 53), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.S., Plattsburgh State University.

  Scott Fleming, Mark Lieb, Bernard Sussman, L. Phillip Jacoby, IV and Patrick Hurley are primarily responsible for the day-to-day investment management of the Portfolio. Scott Fleming and Mark Lieb have been primarily responsible since its commencement of operations. Bernard Sussman, L. Phillip Jacoby, IV and Patrick Hurley have been responsible since April 1995, January 1995 and May 1994, respectively.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Portfolio is 0.06% of aggre-gate net assets.

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined assets;
  0.11 of 1% of the next $800 million of combined assets;
  0.07 of 1% of combined assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee can increase by up to $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the SAMI Preferred Stock Income Portfolio. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Direc-tors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such par-ty. The Agreement provides that the Fund will bear the costs of the registra-tion of its shares with the SEC and various states and the printing of its prospectuses, its SAI's and its reports to stockholders. Shares of the Portfo-lio are also sold through the Adviser's brokerage division pursuant to a sell-ing-dealer agreement with the Distributor.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Port-folio. The Adviser may use its own brokerage facilities under procedures de-signed to ensure that the charges for the transactions do not exceed usual and customary levels. Such transactions and the procedures are supervised by the Fund's Board of Directors.

  If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio in addition to required Adviser services. Such bro-kers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such com-missions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and rea-sonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Direc-tors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create additional Portfolios and classes of shares of the Fund at its discretion.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  As of December 6, 1996, Kansas City Power & Light Company, Kansas City, MO held of record 28.8% of the outstanding shares of the Portfolio. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Asset Management, Inc.
  Four High Ridge Park
  Stamford, CT 06905
  (203) 322-0189

  Distributor
  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02710






                      PROSPECTUS

                      January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  The Sirach Portfolios

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APPEARS HERE]
                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------
                             THE SIRACH PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
              INVESTMENT ADVISER: SIRACH CAPITAL MANAGEMENT, INC.

-------------------------------------------------------------------------------
                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Sirach Fixed Income and Short-Term Reserves Portfolios currently offer only one class of shares: Institutional Class Shares. The Sirach Growth, Spe-cial Equity, Strategic Balanced and Equity Portfolios currently offer two sep-arate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner ex-cept that Service Class Shares bear fees payable by the class to financial in-stitutions for services they provide to the owners of such shares. The securi-ties offered in this Prospectus are Institutional Class Shares of six diversi-fied, no-load Portfolios of the Fund managed by Sirach Capital Management, Inc.

  SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio (the "Growth Portfolio") is to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of compa-nies that offer long-term growth potential.

  SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio (the "Special Equity Portfolio") is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive finan-cial characteristics.

  SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio (the "Strategic Balanced Portfolio") is to provide long-term growth of capital consistent with reasonable risk to principal by invest-ing in a diversified portfolio of common stocks and fixed income securities.

  SIRACH FIXED INCOME PORTFOLIO. The objective of the Sirach Fixed Income Portfolio (the "Fixed Income Portfolio") is to provide above-average total re-turn with reasonable risk to principal by investing primarily in investment grade fixed income securities.

  SIRACH SHORT-TERM RESERVES PORTFOLIO. The objective of the Sirach Short-Term Reserves Portfolio (the "Short-Term Reserves Portfolio") is to provide compet-itive rates of return consistent with the maintenance of principal and liquid-ity by investing primarily in investment grade fixed income securities with an average weighted maturity of three years or less.

  SIRACH EQUITY PORTFOLIO. The objective of the Sirach Equity Portfolio (the "Equity Portfolio") is to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS THE SECU-
   RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
    UPON THE ACCURACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CON-
     TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   9
Investment Policies........................................................  10
Other Investment Policies..................................................  14
Investment Limitations.....................................................  18
Purchase of Shares.........................................................  19
Redemption of Shares.......................................................  22
Shareholder Services.......................................................  24
Valuation of Shares........................................................  25
Performance Calculations...................................................  26
Dividends, Capital Gains Distributions and Taxes...........................  26
Investment Adviser.........................................................  27
Adviser's Historical Performance...........................................  30
Administrative Services....................................................  31
Distributor................................................................  32
Portfolio Transactions.....................................................  32
General Information........................................................  33
UAM Funds -- Institutional Class Shares....................................  35

                          SIRACH INSTITUTIONAL CLASS

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Institutional Class Shares will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                          SPECIAL      STRATEGIC       FIXED      SHORT-TERM
                            GROWTH        EQUITY       BALANCED       INCOME       RESERVES       EQUITY
                           PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                         INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                         CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES
                         ------------- ------------- ------------- ------------- ------------- -------------
Sales Load Imposed on
 Purchases..............     NONE          NONE          NONE          NONE          NONE          NONE
Sales Load Imposed on
 Reinvested Dividends...     NONE          NONE          NONE          NONE          NONE          NONE
Deferred Sales Load.....     NONE          NONE          NONE          NONE          NONE          NONE
Redemption Fees.........     NONE          NONE          NONE          NONE          NONE          NONE
Exchange Fees...........     NONE          NONE          NONE          NONE          NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                           SPECIAL      STRATEGIC       FIXED      SHORT-TERM
                             GROWTH        EQUITY       BALANCED       INCOME       RESERVES       EQUITY
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                          CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES
                          ------------- ------------- ------------- ------------- ------------- -------------
Investment Advisory
 Fees...................      0.65%         0.70%         0.65%          0.65%         0.40%         0.65%
Administrative Fees.....      0.14%         0.14%         0.18%          0.54%         0.48%         0.17%
12b-1 Fees..............      NONE          NONE          NONE           NONE          NONE          NONE
Other Expenses..........      0.09%         0.04%         0.12%          0.30%         0.34%         0.17%
Advisory Fees Waived....       N/A           N/A           N/A          (0.74)%       (0.72)%       (0.09)%
                              ----          ----          ----          -----         -----         -----
Total Operating Expenses
 (After Fee Waiver).....      0.88%*        0.88%*        0.95%*         0.75%+*       0.50%+*       0.90%+*

-----------
+ Absent the Adviser's fee waiver, annualized Total Operating Expenses of the Fixed Income Portfolio, Short-Term Reserves Portfolio and Equity Portfolio Institutional Class Shares for the fiscal year ended October 31, 1996 would have been 1.49%, 1.22% and 0.99%, respectively.
* The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, annualized Total Operating Expenses of the Growth, Strategic Balanced, and Fixed Income Portfolios' Institu-tional Class Shares would be 0.89%, 0.96%, and 0.76%, respectively, and annualized Total Operating Expenses of the Special Equity and Short-Term Re-serves Portfolios Institutional Class Shares would not be affected.

  The above table shows various fees and expenses an investor would bear di-rectly or indirectly.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Fixed Income, Short-Term Reserves and Equity Portfolios Institutional Class Shares from exceeding 0.75%, 0.50% and 0.90% respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio for a given fiscal year.

  With the exception of the Equity Portfolio, the expenses and fees for the Portfolios set forth above are based on operations during the fiscal year ended October 31, 1996, except that Administrative Fees have been restated to reflect current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.) The expenses and fees set forth above for the Equity Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table as-sumes that the Equity Portfolio's average daily assets will be $50 million. It is estimated that without waiving fees and assuming expense the Total Operat-ing Expenses is estimated to be 0.99% of the average net assets.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Growth Portfolio Institutional Class Shares...  $ 9     $28     $49     $119
Special Equity Portfolio Institutional Class
  Shares......................................  $ 9     $28     $49     $109
Strategic Balanced Portfolio Institutional
  Class Shares................................  $10     $29     $51     $114
Fixed Income Portfolio Institutional Class
  Shares......................................  $ 8     $24     $42     $ 94
Short Term Reserves Portfolio Institutional
  Class Shares................................  $ 5     $16     $28     $ 63
Equity Portfolio Institutional Class Shares...  $ 9     $29     $50     $111

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Sirach Capital Management, Inc. (the "Adviser"), an investment counseling firm founded in 1970, serves as investment adviser to the Portfolios. The Ad-viser presently manages approximately $7 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. Mini-mum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of each Portfolio's shares will fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following. (1) The Fixed Income and Strategic Balanced Portfolios may invest a portion of their assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS."); (2) The Special Equity Portfolio invests primarily in small and medium capitalization companies, some of which may be foreign based. (See "INVESTMENT POLICIES" and "FOREIGN INVESTMENTS."); (3) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transaction costs and the realization of capital gains. (See "PORTFOLIO TURNOVER."); (4) In addition, each Portfolio may use various investment practices, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each of the respective periods presented for the Special Equity, Growth, Strategic Balanced, Fixed Income Short-Term Reserves and Eq-uity Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are included in the Portfolios' 1996 Annual Report to Shareholders. The Annual Report is incorporated into the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the SAI. Please read the following information in con-junction with the Portfolios' 1996 Annual Report to Shareholders.

                           SPECIAL EQUITY PORTFOLIO

                          OCTOBER 2,**
                            1989 TO                        YEARS ENDED OCTOBER 31,
                          OCTOBER 31,   -------------------------------------------------------------------------
                              1989       1990       1991       1992       1993       1994       1995       1996
                          ------------  -------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.00       $9.67      $8.58     $13.90     $15.03     $19.10     $16.10   $  18.80
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................       0.02        0.15       0.07       0.05      (0.01)      0.04       0.11      (0.06)
 Net Realized &
  Unrealized Gain (Loss)
  on Investments........      (0.35)      (1.08)      5.33       1.13       4.68      (0.90)      3.65       3.51
 Total From Investment
  Operations............      (0.33)      (0.93)      5.40       1.18       4.67      (0.86)      3.76       3.45
DISTRIBUTIONS:
 Net Investment Income..        --        (0.16)     (0.08)     (0.05)     (0.01)     (0.02)     (0.11)     (0.03)
 Net Realized Gain on
  Investments...........        --          --         --         --       (0.59)     (2.12)     (0.95)     (4.24)
 Total Distributions....        --        (0.16)     (0.08)     (0.05)     (0.60)     (2.14)     (1.06)     (4.27)
NET ASSET VALUE, END OF
 PERIOD.................      $9.67       $8.58     $13.90     $15.03     $19.10     $16.10     $18.80     $17.98
TOTAL RETURN............      (3.30)%     (9.78)%    63.13 %     8.50 %    31.81 %    (4.68)%    25.31 %    23.62 %
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands)....    $25,679     $73,098   $255,118   $358,714   $528,078   $513,468   $498,026   $441,326
 Ratio of Expenses to
  Average Net Assets....       1.90 %*     0.98 %     0.92 %     0.90 %     0.89 %     0.88 %     0.85 %     0.87 %
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....       2.64 %*     1.71 %     0.61 %     0.38 %    (0.03)%     0.27 %     0.64 %    (0.29)%
 Portfolio Turnover
  Rate..................          7 %       108 %       85 %      122 %      102 %      107 %      137 %      129 %
 Average Commission
  Rate#.................        N/A         N/A        N/A        N/A        N/A        N/A        N/A    $0.0590
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............        N/A         N/A        N/A        N/A        N/A        N/A       0.85 %    0.87 %

-----------
 *  Annualized
**  Commencement of Operations
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

                                   GROWTH PORTFOLIO                STRATEGIC BALANCED PORTFOLIO
                          ------------------------------------- ------------------------------------
                          DECEMBER 1,                           DECEMBER 1,
                          1993**  TO   YEAR ENDED   YEAR ENDED   1993** TO   YEAR ENDED  YEAR ENDED
                          OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                             1994         1995         1996        1994         1995        1996
                          -----------  -----------  ----------- -----------  ----------- -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 10.00     $   9.66     $  11.35     $ 10.00      $  9.35     $ 10.75
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.10         0.15         0.12        0.27         0.36        0.36
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (0.36)        1.70         2.65       (0.69)        1.39        1.24
  Total From Investment
   Operations...........      (0.26)        1.85         2.77       (0.42)        1.75        1.60
DISTRIBUTIONS
 Net Investment Income..      (0.08)       (0.16)       (0.11)      (0.23)       (0.35)      (0.36)
 Net Asset Value, End of
  Period................    $  9.66     $  11.35     $  14.01     $  9.35      $ 10.75     $ 11.99
TOTAL RETURN............      (2.58)%      19.33 %      24.52%      (4.19)%      19.10 %     15.13%
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands)....    $80,944     $114,787     $128,982     $99,564      $95,834     $83,430
 Ratio of Expenses to
  Average Net Assets....       0.92 %*      0.86 %       0.87%       0.90 %*      0.87 %      0.93%
 Ratio of Net Investment
  Income to Average Net
  Assets................       1.13 %*      1.48 %       0.97%       3.05 %*      3.49 %      3.04%
 Portfolio Turnover
  Rate..................        141 %        119 %        151%        158 %        158 %       172%
 Average Commission
  Rate#.................        N/A          N/A     $ 0.0600         N/A          N/A     $0.0600
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............        N/A          .84%         .86%        N/A          .86%        .92%

-----------
 *  Annualized
**  Commencement of Operations
 # Beginning with a fiscal year 1996, a Portfolio is required to disclose the average commission rate per share is paid for portfolio trades on which commissions were charged during the period.

                                FIXED INCOME PORTFOLIO            SHORT TERM RESERVES PORTFOLIO
                          ------------------------------------ ------------------------------------
                          DECEMBER 1,                          DECEMBER 1,
                           1993** TO   YEAR ENDED  YEAR ENDED   1993** TO   YEAR ENDED  YEAR ENDED
                          OCTOBER 31,  OCTOBER 31, OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                             1994         1995        1996        1994         1995        1996
                          -----------  ----------- ----------- -----------  ----------- -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.00        $9.16       $9.88      $10.00       $10.03      $10.02
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.48         0.58        0.55        0.34         0.59        0.51
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (0.91)        0.73       (0.15)      (0.02)       (0.02)      (0.01)
  Total From Investment
   Operations...........      (0.43)        1.31        0.40        0.32         0.57        0.50
DISTRIBUTIONS
  Net Investment
   Income...............      (0.41)       (0.59)      (0.54)      (0.29)       (0.58)      (0.51)
NET ASSET VALUE, END OF
 PERIOD.................      $9.16        $9.88       $9.74      $10.03       $10.02      $10.01
TOTAL RETURN+...........      (4.33)%      14.75 %      4.21 %      3.24 %       5.83 %      5.12 %
RATIOS AND SUPPLEMENTAL
 DATA
  Net Assets, End of
   Period (Thousands)...    $12,178      $15,439     $18,803     $21,371      $18,489     $15,641
  Ratio of Expenses to
   Average Net Assets...       0.75 %*      0.76 %      0.76 %      0.50 %*      0.52 %      0.50 %
  Ratio of Net
   Investment Income to
   Average Net Assets...       5.37 %*      6.13 %      5.84 %      3.53 %*      5.34 %      4.96 %
  Portfolio Turnover
   Rate.................        230 %        165 %       260 %        13 %         38 %         0 %
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..      $0.08        $0.06       $0.07       $0.04        $0.04       $0.07
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        N/A         0.75 %      0.75 %       N/A         0.50 %      0.50 %

-----------
 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

                                                                 SIRACH EQUITY
                                                                   PORTFOLIO
                                                                 -------------
                                                                    JULY 1,
                                                                   1996** TO
                                                                  OCTOBER 31,
                                                                     1996
                                                                 -------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..........................................       0.01
 Net Realized and Unrealized Gain...............................       0.97
  Total From Investment Operations..............................       0.98
DISTRIBUTIONS
 Net Investment Income..........................................      (0.01)
Net Asset Value, End of Period..................................     $10.97
Total Return+...................................................       9.80%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........................     $6,410
Ratio of Expenses to Average Net Assets.........................       1.03%*
Ratio of Net Investment Income to Average Net Assets............       0.39%*
Portfolio Turnover Rate.........................................         34%
Average Commission Rate.........................................    $0.0600
Voluntary Waived Fees and Expenses Assumed by the Adviser Per
  Share.........................................................      $0.14
Ratio of Expenses to Average Net Assets Including Expense
  Offsets.......................................................       0.90%

-----------
 * Annualized
** Commencement of Operations
 + Total Return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the period indicated.

                             INVESTMENT OBJECTIVES

  GROWTH PORTFOLIO. The objective of the Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing in common stocks of companies that offer long-term growth potential.

  SPECIAL EQUITY PORTFOLIO. The objective of the Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized growth companies that have particularly strong financial characteristics as measured by the Ad-viser's "ranking system."

  STRATEGIC BALANCED PORTFOLIO. The objective of the Strategic Balanced Port-folio is to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of es-tablished companies and investment grade fixed income securities. The propor-tion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, how-ever, is expected to be 50% common stocks and 50% fixed income securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser.

  FIXED INCOME PORTFOLIO. The objective of the Fixed Income Portfolio is to provide above-average total return consistent with reasonable risk to princi-pal by investing primarily in investment grade fixed income securities of va-rying maturities of the U.S. Government and its agencies, corporate bonds, collateralized mortgage obligations ("CMOs"), mortgage-backed securities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is depen-dent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average maturity (duration) of the Portfolio.

  SHORT-TERM RESERVES PORTFOLIO. The objective of the Short-Term Reserves Portfolio is to provide competitive rates of return consistent with the main-tenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of 3 years or less.

  EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, at least 90% of its total assets in commons stocks of companies that offer long-term growth potential. As described below, growth potential is measured by the Adviser's "ranking" system.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

                              INVESTMENT POLICIES

  GROWTH PORTFOLIO. The Growth Portfolio seeks to achieve its objective by in-vesting in common stocks of companies that are small, medium and large growth companies deemed by the Adviser to offer long-term growth potential. The secu-rities selected will be from a universe of approximately 4,000 companies listed on the New York and American Stock Exchanges and on the National Asso-ciation of Securities Dealers Automated Quotation system ("NASDAQ"). The Port-folio may also invest in convertible bonds or convertible preferred stocks.

  The Adviser's security selection process for the Portfolio will focus on those companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens a universe of approximately 4,000 companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have exceeded consensus expectations.

  As perceived risks in the marketplace increase, cash reserves can be used for defensive purposes. Under normal circumstances, it is anticipated that cash reserves will represent less than 20% of the Portfolio's assets. For tem-porary defensive purposes, the Portfolio may reduce its holdings of equity se-curities and increase its holdings in short-term investments. (See "SHORT-TERM INVESTMENTS.")

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depository Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS.")

  SPECIAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in the common stocks of companies with market capitaliza-tions of $100 million to $2 billion dollars. Securities selected for the Port-folio will be chosen from the New York Stock Exchange and American Stock Ex-change or from the over the counter markets operated by the National Associa-tion of Securities Dealers.

  The security selection process for the Portfolio focuses on those companies within the market capitalization specified above and that rank above average on the Adviser's proprietary "ranking system." The "ranking system" consists of five buying tests that are ranked according to decile. The Adviser believes that companies with smaller capitalizations that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens a universe of several thousand smaller to medium capitalized companies to identify potentially attractive se-curities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser focuses particular attention on those companies whose earnings momentum are accelerat-ing and/or whose recent earnings have exceeded the Adviser's expectations.

  It is anticipated that under normal circumstances cash reserves will repre-sent less than 20% of the Portfolio's assets. For temporary defensive purpos-es, however, the Portfolio may reduce its holdings of equity securities and increase, up to 100%, its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as American Depository Re-ceipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, ADRs will not com-prise more than 20% of the Portfolio's assets. (See "FOREIGN INVESTMENTS.")

  STRATEGIC BALANCED PORTFOLIO. The Strategic Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies, combined with the Adviser's asset allocation de-cisions. The Portfolio seeks to achieve its objective by investing in a combi-nation of stocks, bonds and short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 50% equities and 50% fixed income securi-ties. Depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed appropriate by the Adviser. Under normal conditions, the range of exposure to fixed income securities is ex-pected to be 25% to 50% of the Portfolio, and the range of exposure to equity securities is expected to be 35% to 70%. However, at least 25% of the Portfo-lio's total assets will always be invested in fixed income senior securities including debt securities and preferred stock.

  Equity and fixed income securities are selected using approaches identical to those for the Growth Portfolio and the Fixed Income Portfolio as set forth below.

  FIXED INCOME PORTFOLIO. The Fixed Income Portfolio seeks to achieve its ob-jective by investing in a diversified mix of investment grade fixed income se-curities of varying maturities including securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed secu-rities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit. The Portfolio may also invest in "stripped" securities.

  Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa ) or Standard and Poor's Corporation ("S&P") (AAA, AA, A or BBB). Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics and could be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mort-gage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grades described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rat-ing agencies if, in its judgment, retention is warranted. The Adviser may also invest in preferred stocks and convertible securities. In the case of convert-ible securities, the conversion privilege may be exercised, but common stocks received will be sold.

  Regardless of the rating category, credit quality of bonds in such ratings categories can change unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular security. It is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

  The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The structure of the Portfolio will be largely determined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, inflation expec-tations, government and private credit demands and global conditions. Once these factors have been carefully analyzed, the average maturity/duration of the Portfolio will be adjusted to reflect the Adviser's outlook. Under normal market conditions, the weighted average maturity ranges between eight and twelve years and the weighted average duration will range between four and six years. Over a complete market cycle, the average maturity and duration will, on average, equal the general market.

  Additionally, the Adviser attempts to emphasize relative values within se-lected maturity ranges. Interest rate spreads between different quality rang-es, by types of issues and within coupon areas are monitored, and the Portfo-lio will be structured to take advantage of relative values within these areas. Marketability of individual issues and diversification within the Port-folio will be emphasized. The Portfolio will hold, under normal circumstances, no more than 10% of its assets in any non-governmental issue.

  While the Adviser anticipates that the majority of the Portfolio will be in-vested in U.S. dollar-denominated securities, up to 20% of the Portfolio's as-sets may consist of obligations of foreign governments, agencies, or corpora-tions denominated either in U.S. dollars or foreign currencies. Credit quality standards applied to foreign obligations are the same as those applied to U.S.-based securities.

  The Portfolio may enter into futures contracts and options on such contracts for hedging purposes. (See "FUTURES CONTRACTS AND OPTIONS" for a more complete discussion of this policy and a description of special considerations and risks associated with investing in futures and options).

  SHORT-TERM RESERVES PORTFOLIO. The Portfolio seeks to achieve its objective by investing exclusively in the following short-term investment grade fixed income securities with an average weighted maturity of 3 years or less:

  (1) Short-term corporate debt securities rated BBB or better by S&P or Baa or better by Moody's;

  (2) U.S. Treasury and U.S. Government agency obligations;

  (3) Bank obligations, including certificates of deposit and banker's ac-ceptances;

  (4) Commercial paper rated Prime-1 by Moody's or A-1 by S&P; and

  (5) Repurchase agreements collateralized by these securities.

  EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in common stocks of companies that are small, medium and large capi-talization growth companies deemed by the Adviser to offer long-term poten-tial.

  The security selection process for the Portfolio will focus on companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and cash reinvestment rates. The Adviser screens a universe of approximately 4,000 companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have exceeded consensus expectations.

  In seeking to fulfill its investment objective, the Portfolio, under normal circumstances, will invest at least 90% of its assets in equity securities, consisting primarily of common stock; however, the Portfolio may also invest in convertible bonds or convertible preferred stocks. The Portfolio may invest a portion of its assets in shares of foreign based companies. If shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depository Receipts ("ADRs"). (See "FOREIGN INVESTMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its re-turn from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for the Equity Portfolio is not anticipated to exceed 125%. In addition to Portfolio trading costs, higher rates of portfolio turn-over may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfo-lios will not normally engage in short-term trading, but each reserves the right to do so. Except for the Equity Portfolio, the tables set forth in "Fi-nancial Highlights" present the Portfolios' historical portfolio turnover ra-tios.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, the Fixed Income Portfolio may invest in bond futures and options and interest rate futures contracts. Because transaction costs associated with futures and options may be lower than the costs of investing in bonds directly, it is ex-pected that use of index futures and options to facilitate cash flows may re-duce the Portfolio's overall transaction costs. The Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolio may also invest up to 15% of its net assets (except the Special Equity Portfolio which may invest up to 10% of its net assets) in illiquid securities. Prices realized from sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

STRIPPED SECURITIES
  The Fixed Income Portfolio may invest in "stripped" securities. Stripped se-curities are usually structured with two or more classes that receive differ-ent proportions of the interest and principal distributions on a pool of U.S. Government, mortgage or asset-based securities. In some cases, one class will receive all of the interest distributions (the interest-only class or "IO" class), while the other class will receive all of the principal distributions (the principal only or "PO" class). The Portfolio does not intend to invest in IOs. Stripped securities commonly have greater volatility than other types of fixed income securities. Stripped securities may be considered derivative se-curities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the out-standing voting securities" of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the portfolio adopts a temporary defensive position;

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of the Portfolio's total assets), and
      (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not incon-sistent with the 1940 Act or the Rules and Regulations or interpreta-tions of the Commission thereunder;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% (10% for the Special Equity Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(a), (b), (d), (e) and (f)(i), the Growth, Strategic Balanced, Fixed Income, Short-Term Reserves and Equity Portfolios' investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. The investment limitations of the Special Equity Portfolio described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of the Portfolios' assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the

Custodian. (See "VALUATION OF SHARES.") The minimum initial investment re-quired is $2,500. The minimum initial investment for 401(k) plans is $500. The minimum initial investment for IRA accounts is $500. The minimum initial in-vestment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Shares Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

                              INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to UAM Funds, to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. (See "OTHER PURCHASE INFORMATION.") Payment does not need to be converted into Fed-eral Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve
Bank) before the Fund will accept it for investment.

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #02100-0021
                                   UAM Funds
                             DDA Acct. #9102772952
                           Ref: Portfolio Name
                           Your Account Number
                            Your Account Name
                           Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire.

  Prior to wiring additional investments, please notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for frac-tional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by calling the Fund or by writing to the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE."

  An exchange into another UAM Funds Portfolio is a sale of shares and may re-sult in a gain or loss for income tax purposes. The Fund may modify or termi-nate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining ma-turities of 60 days or less are valued at amortized cost when the Board of Di-rectors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. Yields are cal-culated according to a standard that is required for all funds. As this dif-fers from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incre-mental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the Fund at the address on the cover of this Prospectus or call the UAM Funds Service Center.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Sirach Capital Management, Inc. is a Washington corporation whose predeces-sor was formed in 1970 and is located at 3323 One Union Square, Seattle, Wash-ington 98101. The Adviser is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides investment management serv-ices to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had approximately $7 billion in assets under management. For further information on Sirach Capital Management, Inc.'s in-vestment services, please call (206) 624-3800.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Portfolios and a description of their business experience during the past five years are as follows:

  GROWTH PORTFOLIO -- George B. Kauffman and Harvey G. Bateman;
  SPECIAL EQUITY PORTFOLIO -- Harvey G. Bateman and Stefan W. Cobb; STRATEGIC BALANCED PORTFOLIO -- George B. Kauffman and Stephen J. Romano; FIXED INCOME PORTFOLIO -- Stephen J. Romano, Harvey G. Bateman and Craig
  F. Hintze;
  SHORT-TERM RESERVES PORTFOLIO -- Stephen J. Romano, Harvey G. Bateman and Craig F. Hintze;
  EQUITY PORTFOLIO -- Harvey G. Bateman and George B. Kauffman.

  HARVEY G. BATEMAN, CFA, CIC -- Principal. Mr. Bateman joined the Adviser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman as-sumed responsibility for managing the Special Equity Portfolio in 1989, the Fixed Income and Short-Term Reserves Portfolios in 1994, the Growth Portfolio in 1995 and the Equity Portfolio in 1996.

  GEORGE B. KAUFMAN, CFA, CIC -- Principal. Mr. Kauffman joined the Adviser in 1981. He has managed balanced and growth funds for the Adviser since 1981. Mr. Kauffman assumed responsibility for managing the Strategic Balanced, Growth Portfolios in 1993 and the Equity Portfolio in 1996.

  STEPHEN J. ROMANO, CFA, CIC -- Principal. Mr. Romano joined the Adviser in 1991. Prior to that, he was a Senior Investment Officer at Seattle-First Na-tional Bank where he managed equity and fixed income portfolios for private banking clients. Mr. Romano has managed fixed income funds for the Adviser since 1991. He assumed responsibility for managing the Strategic Balanced, Fixed Income and Short-Term Reserves Portfolios in 1993.

  STEFAN W. COBB, CFA, CIC -- Principal. Mr. Cobb joined the Adviser in 1994. Prior to that, he was a Vice President at the investment banking firm of Rob-ertson, Stephens & Company where he was engaged in institutional sales. Mr. Cobb assumed the responsibility for managing the Special Equity Portfolio in 1994.

  CRAIG F. HINTZE, CFA -- Principal. Mr. Hintze joined the Adviser in 1996 when Olympic Capital Management merged with Sirach Capital Management. Prior to the merger he was a Principal at Olympic Capital Management where he man-aged fixed income portfolios for institutional clients. Mr. Hintze assumed the responsibility for managing the Fixed Income and Short Term Reserves Portfo-lios in 1996.

  Under Investment Advisory Agreements dated as of September 27, 1989 and Oc-tober 29, 1993, the Adviser manages the investment and reinvestment of the as-sets of the Portfolios. The Adviser must adhere to the stated investment ob-jectives and policies of the Portfolios, and is subject to the control and su-pervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

   Growth Portfolio....................................................... 0.65%
   Special Equity Portfolio............................................... 0.70%
   Strategic Balanced Portfolio........................................... 0.65%
   Fixed Income Portfolio................................................. 0.65%
   Short-Term Reserves Portfolio.......................................... 0.40%
   Equity Portfolio....................................................... 0.65%

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Fixed Income, the Short-Term Reserves and the Equity Portfolios Institutional Class Shares from exceeding 0.75%, 0.50% and 0.90% respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser relat-ing to the composite of equity accounts of clients of the Adviser. These ac-counts have the same investment objective as the Equity Portfolio, and were managed using substantially similar, though not in all cases identical, in-vestment strategies and techniques as those contemplated for use by the Ad-viser in managing the Equity Portfolio. The investment returns of the Portfo-lio may differ from those of the separately managed accounts because such sep-arately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to in-vestment limitations, diversification requirements, and other restrictions im-posed by the 1940 Act and Internal Revenue Code; such conditions, if applica-ble, may have lowered the returns for the separately managed accounts. The re-sults presented are not intended to predict or suggest the return to be expe-rienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

      TOTAL ANNUALIZED RETURN FOR VARIOUS PERIODS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                        INSTITUTIONAL     S&P
                                                       EQUITY ACCOUNTS 500 INDEX
                                                       --------------- ---------
   One-year period....................................      21.2%        23.1%
   Five-year period...................................      12.7%        15.2%
   Ten-year period....................................      17.0%        15.3%
   Fifteen-year period*...............................      19.7%        16.8%

-----------
* Inception of performance record

  1. Equity performance results reflect a blending of 95% of the actual re-turn from the equity only portion of Sirach Capital Management's Eq-uity Composite with 5% of the return of the Salomon Brothers 3 Month Treasury Bill rate. Results are based on the actual performance of an asset weighted composite of fully discretionary, non-restricted, unleveraged accounts. The composite totaled $1.896 billion as of 12/31/96.

  2. The S&P 500 is an unmanaged index composite of 400 industrial, 40 fi-nancial, 40 utilities and 20 transportation stocks, which assumes re-investment of dividends and is generally considered representative of U.S. large capitalization stocks.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Growth Portfolio....................................................... 0.04%
   Special Equity Portfolio............................................... 0.04%
   Strategic Balanced Portfolio........................................... 0.06%
   Fixed Income Portfolio................................................. 0.04%
   Short-Term Reserves Portfolio.......................................... 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Man-agement Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institutional

Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc.". On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc."

  The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Di-rectors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors may create addi-tional Portfolios and classes of shares.

  The shares of each Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  As of December 6, 1996, the South Alaska Carpenters Defined Contribution Pension Plan, Anchorage, AK held of record 43% of the outstanding shares of the Short-Term Reserves Portfolio Institutional Class Shares; Ciri Foundation, Anchorage, AK held of record 25.8% of the outstanding shares of the Fixed In-come Portfolio; and U.S. Bank of Washington, NA, Trustee, Lane Powell Spears Lubersky, Seattle, WA held of record 67% of the outstanding shares of the Eq-uity Portfolio for which beneficial ownership is disclaimed or presumed dis-claimed. Persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) that Portfolio. As a result, these persons or organizations could have the ability to vote a majority on any matter requiring approval by share-holders of the Portfolio.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountant for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  MJI International Equity Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio
  McKee U.S. Government Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  SAMI Preferred Stock Income Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Investment Adviser
  Sirach Capital Management, Inc.
  3323 One Union Square
  Seattle, WA 98101
  (206) 624-3800

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




                      PROSPECTUS

                      January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  The Sirach Portfolios

  Institutional Service
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                             THE SIRACH PORTFOLIOS

                      INSTITUTIONAL SERVICE CLASS SHARES
              INVESTMENT ADVISER: SIRACH CAPITAL MANAGEMENT, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and policies. The Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees pay-able by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DIS-TRIBUTION PLANS.") The securities offered in this Prospectus are shares of the Service Class of four diversified Portfolios of the Fund managed by Sirach Capital Management, Inc.

  SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio (the "Balanced Portfolio") is to provide long-term growth of capital consistent with reasonable risk to principal by investing in a di-versified portfolio of common stocks and fixed income securities.

  SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio (the "Growth Portfolio") is to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of compa-nies that offer long-term growth potential.

  SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio (the "Special Equity Portfolio") is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive finan-cial characteristics.

  SIRACH EQUITY PORTFOLIO. The objective of the Sirach Equity Portfolio (the "Equity Portfolio") is to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES  COMMISSION,  NOR HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION
    PASSED UPON  THE ACCURACY  OF THIS  PROSPECTUS. ANY  REPRESENTATION TO
     THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   7
Investment Policies........................................................   7
Other Investment Policies..................................................  11
Investment Limitations.....................................................  15
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  19
Service and Distribution Plans.............................................  21
Shareholder Services.......................................................  23
Valuation of Shares........................................................  24
Performance Calculations...................................................  25
Dividends, Capital Gains Distributions and Taxes...........................  26
Investment Adviser.........................................................  27
Adviser's Historical Performance...........................................  29
Administrative Services....................................................  30
Distributor................................................................  30
Portfolio Transactions.....................................................  31
General Information........................................................  31
UAM Funds -- Service Class Shares..........................................  34

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Service Class Shares will incur. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                            STRATEGIC                    SPECIAL
                            BALANCED       GROWTH        EQUITY        EQUITY
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                          SERVICE CLASS SERVICE CLASS SERVICE CLASS SERVICE CLASS
                             SHARES        SHARES        SHARES        SHARES
                          ------------- ------------- ------------- -------------
Sales Load Imposed on
  Purchases.............      NONE          NONE          NONE          NONE
Sales Load Imposed on
  Reinvested Dividends..      NONE          NONE          NONE          NONE
Deferred Sales Load.....      NONE          NONE          NONE          NONE
Redemption Fees.........      NONE          NONE          NONE          NONE
Exchange Fees...........      NONE          NONE          NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                           STRATEGIC                    SPECIAL
                           BALANCED       GROWTH        EQUITY        EQUITY
                           PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                         SERVICE CLASS SERVICE CLASS SERVICE CLASS SERVICE CLASS
                            SHARES        SHARES        SHARES        SHARES
                         ------------- ------------- ------------- -------------
Investment Advisory
  Fees..................     0.65%         0.65%         0.70%          0.65%**
Administrative Fees.....     0.18%         0.14%         0.14%          0.17%
12b-1 Fees (Including
  Shareholder Servicing
  Fees)+................     0.25%         0.25%         0.25%          0.25%
Other Expenses..........     0.12%         0.09%*        0.04%          0.17%**
Advisory Fees Waived....      N/A           N/A           N/A          (0.09%)
                             ----          ----          ----          -----
Total Operating
  Expenses..............     1.20%*        1.13%*        1.13%*         1.15%**

-----------
 * The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Ex-penses of the Growth Portfolio Service Class Shares would be 1.14%, and the annualized Total Operating Expenses of the Special Equity Portfolio Service Class Shares would not differ. The Strategic Balanced and Equity Service Class Portfolios are not yet operational.

** The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Equity Portfolio, if necessary, in order to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Equity Portfolio Institutional Class Shares from exceeding 1.15% of its average net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Equity Portfolio for a given fiscal year. (See "SERVICE AND DISTRIBUTION PLANS.")
 + The Service Class Shares may bear service fees of 0.25%. Long-term share-holders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBUTIONS PLANS.")

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The fees and expenses listed above are based on the Growth and Special Equity's Portfolios' operations during the period from March 22, 1996 (initial offering) to October 31, 1996, except that Administra-tive Fees have been restated to reflect current fees. See "ADMINISTRATIVE SERVICES" herein and in the SAI. The expenses and fees set forth above for the Strategic Balanced and Equity Portfolios are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Equity Portfolio's average daily assets will be $50 million. It is estimated that without waiving fees and assuming expense the Total Operating Expenses would be 1.24% of the average net assets.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Strategic Balanced Portfolio Service Class
     Shares..................................   $12     $38       *        *
   Growth Portfolio Service Class Shares.....   $12     $36     $62     $137
   Special Equity Portfolio Service Class
     Shares..................................   $12     $36     $62     $137
   Equity Portfolio Service Class Shares.....   $12     $37       *        *

-----------
* As the Strategic Balanced and Equity Portfolios' Service Class are not yet operational, the Fund has not projected expenses beyond the three year pe-riod shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Sirach Capital Management, Inc. (the "Adviser"), an investment counseling firm founded in 1970, serves as investment adviser to six of the Fund's Port-folios. The Adviser presently manages approximately $7 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVIS-ER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. In addition, each Portfolio will distrib-ute to each class any unrealized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at their respective net asset value next determined after receipt of the redemption re-quest. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of each Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following factors. (1) The Strategic Balanced Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS."); (2) The Special Equity Portfolio invests primarily in small and medium capitalization companies, some of which may be foreign based. (See "INVESTMENT POLICIES" AND "FOREIGN INVEST-MENTS."); (3) In general, the Portfolios will not trade for short-term prof-its, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in addi-tional transaction costs and the realization of capital gains. (See "PORTFOLIO TURNOVER."); (4) In addition, each Portfolio may use various investment prac-tices that involve special considerations, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the respective periods presented for the Portfolios' Serv-ice Class Shares. This table is part of the Portfolio's Financial Statements, which are included in the Portfolios' October 31, 1996 Annual Report to Share-holders. The Annual Report has been incorporated into the Portfolio's SAI. The Portfolio's October 31, 1996 Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the Portfolio's SAI. The following information should be read in conjunction with the Portfolio's October 31, 1996 Annual Report to Shareholders.

                                                              GROWTH PORTFOLIO
                                                               INSTITUTIONAL
                                                                SERVICE CLASS
                                                              -----------------
                                                              MARCH 22, 1996***
                                                                     TO
                                                              OCTOBER 31, 1996
                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................      $ 12.80
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income......................................         0.07
  Net Realized and Unrealized Gain (Loss)....................         1.19
                                                                   -------
    Total from Investment Operations.........................         1.26
                                                                   -------
DISTRIBUTIONS
  Net Investment Income......................................        (0.06)
                                                                   -------
NET ASSET VALUE, END OF PERIOD...............................      $ 14.00
                                                                   =======
TOTAL RETURN.................................................         9.87%
                                                                   =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)......................      $14,437
  Ratio of Expenses to Average Net Assets....................         1.12%*
  Ratio of Net Investment Income to Average Net Assets.......         0.72%*
  Portfolio Turnover Rate....................................          151%
  Average Commission Rate#...................................      $0.0600
                                                                   -------
  Ratio of Expenses to Average Net Assets Including Expense
    Offsets..................................................         1.11%*
                                                                   -------

-----------
*    Annualized.
**   Commencement of Operations.
***  Initial offering of Institutional Service Class Shares.
# Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

                                                                SPECIAL EQUITY
                                                                INSTITUTIONAL
                                                                SERVICE CLASS
                                                               ----------------
                                                               MARCH 22, 1996**
                                                                      TO
                                                               OCTOBER 31, 1996
                                                               ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 16.54
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)................................       (0.01)
  Net Realized and Unrealized Gain (Loss).....................        1.44
                                                                   -------
    Total from Investment Operations..........................        1.43
                                                                   -------
DISTRIBUTIONS
  Net Investment Income.......................................         --
  Net Realized Gain...........................................         --
                                                                   -------
    Total Distributions.......................................         --
NET ASSET VALUE, END OF PERIOD................................     $ 17.97
                                                                   =======
TOTAL RETURN..................................................        8.65%
                                                                   =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).......................     $ 1,007
  Ratio of Expenses to Average Net Assets.....................        1.12%*
  Ratio of Net Investment Income (Loss) to Average Net
    Assets....................................................       (0.64)%*
  Portfolio Turnover Rate.....................................         129%
  Average Commission Rate#....................................     $0.0590
                                                                   -------
  Ratio of Expenses to Average Net Assets Including Expense
    Offsets...................................................        1.12%*
                                                                   -------

-----------
*    Annualized.
**   Initial offering of Institutional Service Class Shares.
# Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

                             INVESTMENT OBJECTIVES

  STRATEGIC BALANCED PORTFOLIO. The objective of the Strategic Balanced Port-folio is to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of es-tablished companies and investment grade fixed income securities. The propor-tion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, how-ever, is expected to be 50% common stocks and 50% fixed income securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser.

  GROWTH PORTFOLIO. The objective of the Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing in common stocks of companies that offer long-term growth potential.

  SPECIAL EQUITY PORTFOLIO. The objective of the Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized growth companies that have particularly strong financial characteristics as measured by the Ad-viser's "ranking system."

  EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances at least 90% of its total assets in common stocks of companies that offer long-term growth potential. As described below, growth potential is measured by the Adviser's "ranking" system.

  There can be no assurance that the Portfolios will achieve their stated objective.

                              INVESTMENT POLICIES

  STRATEGIC BALANCED PORTFOLIO. The Strategic Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies, combined with the Adviser's asset allocation de-cisions. The Portfolio seeks to achieve its objective by investing in a combi-nation of stocks, bonds and short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 50% equities and 50% fixed income securi-ties. However, depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed appropriate by the Ad-viser. Under normal conditions, the range of exposure to fixed income securi-ties is expected to be 25% to 50% of the Portfolio, and the range of exposure to equity securities is expected to be 35% to 70%. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stock.

  The fixed income portion of the Portfolio will consist of a diversified mix of investment grade fixed income securities of varying maturities including securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit. The Portfolio may also invest in stripped securities.

  Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard and Poor's Corporation ("S&P") (AAA, AA, A or BBB). Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics and could be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mort-gage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grades described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rat-ing agencies if, in the Adviser's judgment, the retention is warranted. In ad-dition, the adviser may invest in preferred stock and convertible securities. In the case of convertible securities, the conversion privilege may be exer-cised, but the common stocks received will be sold.

  Regardless of the rating category, credit quality of bonds in such ratings categories can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular security. For these reasons, it is the Portfolio's policy not to rely primar-ily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

  The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The fixed income portion of the Portfolio will be largely deter-mined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, in-flation expectations, government and private credit demands and global condi-tions. Once these factors have been carefully analyzed, the average maturity/duration of the Portfolio will be adjusted to reflect the Adviser's outlook. Under normal market conditions, the weighted average maturity and du-ration will range between eight and twelve years and four and six years, re-spectively. Over a complete market cycle, the average maturity and duration will, on average, equal the general market.

  Additionally, the Adviser attempts to emphasize relative values within se-lected maturity ranges. Interest rate spreads between different quality rang-es, by types of issues and within coupon areas are monitored, and the Portfo-lio will be structured to take advantage of relative values within these areas. Marketability of individual issues and diversification within the Port-folio will be emphasized.

  Active security rotation will generate the majority of the excess returns in the Portfolio. The Portfolio will hold, under most circumstances, no more than 10% of its assets in any non-governmental issue.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, up to 20% of the Portfolio's assets may consist of obligations of foreign governments, agencies, or corpo-rations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S.-based securities.

  Equity securities are selected using approaches identical to those for the Growth Portfolio as set forth below.

  GROWTH PORTFOLIO. The Growth Portfolio seeks to achieve its objective by in-vesting in common stocks of companies that are small, medium and large growth companies deemed by the Adviser to offer long-term growth potential. The secu-rities selected will be from a universe of approximately 4,000 companies listed on the New York and American Stock Exchanges and on the National Asso-ciation of Securities Dealers Automated Quotation system ("NASDAQ"). The Port-folio may also invest in convertible bonds or convertible preferred stocks.

  The Adviser's security selection process for the Portfolio will focus on those companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens a universe of approximately 4,000 companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have exceeded consensus expectations.

  As perceived risks in the marketplace increase, cash reserves can be used for defensive purposes. Under normal circumstances, it is anticipated that cash reserves will represent less than 20% of the Portfolio's assets. For tem-porary defensive purposes, the Portfolio may reduce its holdings of equity se-curities and increase its holdings in short-term investments. (See "SHORT-TERM INVESTMENTS.")

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS.")

  SPECIAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in the common stocks of companies with market capitaliza-tions of $100 million to $2 billion dollars. Securities selected for the Port-folio will be chosen from the New York Stock Exchange and American Stock Ex-change or from the over the counter markets operated by the National Associa-tion of Securities Dealers.

  The security selection process for the Portfolio focuses on those companies within the market capitalization specified above and that rank above average on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies with smaller capitalizations that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens a universe of several thousand smaller to medium capitalized companies to identify potentially attractive se-curities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser focuses particular attention on those companies whose earnings momentum are accelerat-ing and/or whose recent earnings have exceeded the Adviser's expectations.

  It is anticipated that under normal circumstances, cash reserves will repre-sent less than 20% of the Portfolio's assets. For temporary defensive purpos-es, however, the Portfolio may reduce its holdings of equity securities and increase, up to 100%, its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as American Depositary Re-ceipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, ADRs will not com-prise more than 20% of the Portfolio's assets. (See "FOREIGN INVESTMENTS.")

  EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in common stocks of companies that are small, medium and large capi-talization companies deemed by the Adviser to offer long-term potential.

  The security selection process for the Portfolio will focus on those compa-nies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospec-tive earnings "surprise" probabilities, relative price strength and cash rein-vestment rates. The Adviser screens a universe of approximately 4,000 compa-nies to identify potentially attractive securities. The list of potential in-vestments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have exceeded consensus expectations.

  In seeking to fulfill its investment objective, the Portfolio, under normal circumstances, will invest at least 90% of its assets in equity securities, consisting primarily of common stock; however, the Portfolio may also invest in convertible bonds or convertible preferred stocks. The Portfolio may invest a portion of its assets in shares of foreign based companies. If shares of a foreign company are purchased, they must be traded in the United States as sponsored ADRs. (See "FOREIGN INVESTMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the

Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its re-turn from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to in-crease its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended. All relevant facts and circum-stances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securi-ties, subject to review by the Fund's Board of Directors.

  At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs af-fecting an investment on loan, the loan must be called and the securities vot-ed.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  It is expected that the annual portfolio turnover rate for the Portfolios will not exceed 150%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the ex-tent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purpos-es. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more informa-tion on taxation.) The Portfolios will not normally engage in short-term trad-ing, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has been granted permission by the SEC to allow each of its Portfo-lios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, with respect to certain foreign countries, there is the possibility of expro-priation or confiscatory taxation, political or social instability, or diplo-matic developments which could affect U.S. investments in those countries.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolio may also invest up to 15% of its net assets (except the Special Equity Portfolio which may invest up to 10% of its net assets) in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the out-standing voting securities" of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any agency or instrumentality there-
      of);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the portfolio adopts a temporary defensive position.

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of the Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% (10% for the Special Equity Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(a), (b), (d), (e) and (f)(i), the Strategic Balanced and Growth Portfolios' investment limitations and policies described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. The invest-ment limitations of the Special Equity Portfolio described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a per-centage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUA-TION OF SHARES.") The minimum initial investment required is $2,500. The mini-mum initial investment for IRA accounts is $500. The minimum initial invest-ment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  The Portfolios issue two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different ex-change privileges. (See "EXCHANGE PRIVILEGE") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; ac-cordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regard-ing purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compen-sation for selling or servicing Portfolio shares may receive different compen-sation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to UAM Funds, to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. (See "OTHER PURCHASE INFORMATION.") Payment does not need to be converted into Fed-eral Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve
Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  .instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire.

  Prior to wiring additional investments, please notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejec-tion is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent, as the case may be, for payments made at an an-nual rate of up to .25 of 1% of the average daily value of Service Class Shares of the Portfolios owned by clients of such Service Agent during the pe-riod payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal serv-ice and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and record; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit Federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited acting as a transfer agent, alternative means for servicing its shareholders clients would be sought and the shareholders clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares of the Fund in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and the Service Plan (together, the "Plans") were ap-proved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Di-rectors, or by the vote of a majority of the outstanding voting securities of the Service Class Shares.

  While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans up to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to re-sult in sales of shares of the Service Class Shares and for the printing of prospectuses sent to prospective purchasers of the Service Class Shares of the Portfolios.

  Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The total amounts paid with respect to a class of shares of a Portfolio under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of each Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by con-tacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE."

  An exchange into another UAM Funds Portfolio is a sale of shares and may re-sult in a gain or loss for income tax purposes. The Fund may modify or termi-nate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of

60 days or less are valued at amortized cost when the Board of Directors de-termines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. Yields are cal-culated according to a standard that is required for all funds. As this dif-fers from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incre-mental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that services fees, distribution charges and any in-cremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October and November to shareholders of record in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, provided that the dividends are paid before February of the following year.

  Dividends declared in December will be deemed to have been paid by the Fund and received by shareholders on the record date provided that the dividends are paid before February 1 of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify that your Social

Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The investment adviser to the Portfolios, Sirach Capital Management, Inc., is a Washington corporation whose predecessor was formed in 1970 and is lo-cated at 3323 One Union Square, Seattle, Washington 98101. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and in-dividuals. As of the date of this Prospectus, the Adviser had approximately $7 billion in assets under management. For further information on Sirach Capital Management, Inc.'s investment services, please call (206) 624-3800.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Portfolios and a description of their business experience during the past five years are as follows:

    STRATEGIC BALANCED PORTFOLIO -- George B. Kauffman and Stephen J. Roma-no;

    GROWTH PORTFOLIO -- George B. Kauffman and Harvey G. Bateman;

    SPECIAL EQUITY PORTFOLIO -- Harvey G. Bateman and Stefan W. Cobb; and

    EQUITY PORTFOLIO -- Harvey G. Bateman and George B. Kauffman.

  HARVEY G. BATEMAN, CFA, CIC -- Principal. Mr. Bateman joined the Adviser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman as-sumed responsibility for managing the Special Equity Portfolio in 1989, the Growth Portfolio in 1995 and Equity Portfolio in 1996.

  GEORGE B. KAUFMAN, CFA, CIC -- Principal. Mr. Kauffman joined the Adviser in 1981. He has managed balanced and growth funds for the Adviser since 1981. Mr. Kauffman assumed responsibility for managing the Strategic Balanced and Growth Portfolios in 1993, and Equity Portfolio in 1996.

  STEPHEN J. ROMANO, CFA -- Principal. Mr. Romano joined the Adviser in 1991. Prior to that, he was a Senior Investment Officer at Seattle-First National Bank where he managed equity and fixed income portfolios for private banking clients. Mr. Romano has managed fixed income funds for the Adviser since 1991. He assumed responsibility for managing the fixed income portion of the Strate-gic Balanced Portfolio in 1993.

  STEFAN W. COBB, CFA, CIC -- Principal. Mr. Cobb joined the Adviser in 1994. Prior to that, he was a Vice President at the investment banking firm of Rob-ertson, Stephens & Company where he was engaged in institutional sales. Mr. Cobb assumed responsibility for managing the Special Equity Portfolio in 1994.

  Under Investment Advisory Agreements (the "Advisory Agreements") with the Fund, dated as of September 27, 1989 and October 29, 1993, the Adviser, sub-ject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the Portfo-lios, manages the investment and reinvestment of the assets of the Portfolios. In this regard, it is the responsibility of the Adviser to manage the Fund's Portfolios and to place purchase and sales orders for the Portfolios.

  As compensation for the services rendered by the Adviser under the Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly install-ments, calculated by applying the following annual percentage rates to each of the Portfolio's average daily net assets for the month:

                                                                          RATE
                                                                          -----
   Strategic Balanced Portfolio.......................................... 0.650%
   Growth Portfolio...................................................... 0.650%
   Special Equity Portfolio.............................................. 0.700%
   Equity Portfolio...................................................... 0.650%

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise pay-able by the Portfolios, if necessary, in order to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Equity Portfo-lio Institutional Service Class Shares from exceeding 1.15%, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio for a given fiscal year.

  In addition, the Adviser may compensate its affiliated companies for refer-ring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other serv-ices performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser relat-ing to the composite of equity accounts of clients of the Adviser. These ac-counts have the same investment objective as the Equity Portfolio, and were managed using substantially similar, though not in all cases identical, in-vestment strategies and techniques as those contemplated for use by the Ad-viser in managing the Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Port-folio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if appli-cable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be ex-perienced by the Portfolio or the return an investor might achieve by invest-ing in the Portfolio.

      TOTAL ANNUALIZED RETURN FOR VARIOUS PERIODS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                        INSTITUTIONAL     S&P
                                                       EQUITY ACCOUNTS 500 INDEX
                                                       --------------- ---------
   One-year period....................................      21.2%        23.1%
   Five-year period...................................      12.7%        15.2%
   Ten-year period....................................      17.0%        15.3%
   Fifteen-year period*...............................      19.7%        16.8%

-----------
* Inception of performance record


1. Equity performance results reflect a blending of 95% of the actual return from the equity only portion of Sirach Capital Management's Equity Compos-ite with 5% of the return of the Salomon Brothers 3 Month Treasury Bill rate. Results are based on the actual performance of an asset weighted com-posite of fully discretionary, non-restricted, unleveraged accounts. The composite totaled $1.896 billion as of 12/31/96.

2. The S&P 500 is an unmanaged index composite of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks, which assumes reinvestment of dividends and is generally considered representative of U.S. large capi-talization stocks.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Strategic Balanced Portfolio........................................... 0.06%
   Growth Portfolio....................................................... 0.04%
   Special Equity Portfolio............................................... 0.04%
   Equity Portfolio....................................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a ma-jority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commis-sions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more of these other clients served by the Ad-viser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified for-mula for allocating such transactions, such allocations are subject to peri-odic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc."

  The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Di-rectors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors of the Fund may create additional Portfolios and Classes of shares.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  As of December 6, 1996, Hartnat & Co., Rochester, NY held of record 37.4% of the outstanding shares of Sirach Growth Portfolio Service Class Shares and 75.5% of Sirach Special Equity Portfolio Service Class Shares for which owner-ship is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "con-trol" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of sharehold-ers of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and may bear expenses related to the distribu-tion of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. For information about the Institu-tional Class Shares of the Portfolios contact the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Cen-ter.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES
 BHM&S Total Return Bond Portfolio
 FPA Crescent Fund
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Sirach Capital Management, Inc.
  3323 One Union Square
  Seattle, Wa 98101
  (206) 624-3800

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  Sterling Partners'
  Portfolios

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                         STERLING PARTNERS' PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
            INVESTMENT ADVISER: STERLING CAPITAL MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and policies. Certain Portfolios currently offer two separate classes of shares:
Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The securities offered in this Prospectus are Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by Sterling Capital Management Company.

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Sterling Part-ners' Balanced Portfolio ("Balanced Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Sterling Partners' Equity Portfolio ("Equity Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Sterling Partners' Small Cap Value Portfolio ("Small Cap Value Portfolio") is to pro-vide maximum long-term total return consistent with reasonable risk to princi-pal by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The objective of the Sterling Partners' Short-Term Fixed Income Portfolio ("Short-Term Fixed Income Portfolio") is to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

  There can be no assurance that any of the Portfolios will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees an Institutional Class shareholder of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your be-half. (see "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                       SHORT-TERM     SMALL CAP
                            BALANCED       EQUITY     FIXED INCOME      VALUE
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                              CLASS         CLASS         CLASS         CLASS
                             SHARES        SHARES        SHARES        SHARES
                          ------------- ------------- ------------- -------------
Sales Load Imposed on
 Purchases..............      NONE           NONE          NONE         NONE
Sales Load Imposed on
 Reinvested Dividends...      NONE           NONE          NONE         NONE
Deferred Sales Load.....      NONE           NONE          NONE         NONE
Redemption Fees.........      NONE           NONE          NONE         NONE
Exchange Fees...........      NONE           NONE          NONE         NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       SHORT-TERM     SMALL CAP
                            BALANCED       EQUITY     FIXED INCOME      VALUE
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                              CLASS         CLASS         CLASS         CLASS
                             SHARES        SHARES        SHARES        SHARES
                          ------------- ------------- ------------- -------------
Investment Advisory
 Fees...................      0.75%          0.75%         0.50%        1.00%
Administrative Fees.....      0.19%          0.28%         0.37%        0.19%
12b-1 Fees..............      NONE           NONE          NONE         NONE
Other Expenses..........      0.11%          0.19%         0.26%        0.06%
Advisory Fees Waived....       --           (0.23)%       (0.58)%        --
                              ----          -----         -----         ----
Total Operating Expenses
 (After Fee Waivers)....      1.05%+         0.99%*+       0.55%*+      1.25%

-----------
* Without the Adviser's fee waiver, annualized Total Operating Expenses of the Equity and Short-Term Fixed Income Portfolios Institutional Class Shares for the fiscal year ended October 31, 1996 would have been 1.22% and 1.13%, re-spectively.
+ The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, annualized Total Operating Expenses of the Balanced Portfolio Institutional Class Shares would be 1.06%. If ex-pense offsets were excluded, annualized Total Operating Expenses of the Eq-uity and Short-Term Fixed Income Portfolios Institutional Class Shares would not differ. The Small Cap Value Portfolio has not yet begun operations.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios (if necessary) in order to keep the expense ratios of (i) the Balanced Portfolio Institutional Class Shares from exceeding 1.11% of its average daily net assets; (ii) the Equity Portfolio In-stitutional Class Shares from exceeding 0.99% of its average daily net assets;
(iii) the Short-Term Fixed Income Portfolio Institutional Class Shares from exceeding 0.55% of its average daily net assets; and (iv) the Small Cap Value Portfolio Institutional Class Shares from exceeding 1.25% of its average daily assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfo-lio for a given fiscal year.

  The table above shows various fees and expenses an investor in the Institu-tional Class Shares of the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the operations of the Balanced, Equity and Short-Term Fixed Income Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1996, except that Administrative Fees have been restated to reflect current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.) The fees and expenses set forth above for the Sterling Partners' Small Cap Value Institutional Class Shares are estimated amounts for its first year of operations assuming average net assets of $25 million.

  The following example shows the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Balanced Portfolio Institutional Class
 Shares.......................................  $11     $33     $58     $128
Equity Portfolio Institutional Class Shares...  $10     $32     $55     $121
Short-Term Fixed Income Portfolio Institu-
 tional Class Shares..........................  $ 6     $18     $31     $ 69
Small Cap Value Portfolio Institutional Class
 Shares.......................................  $13     $40      *       *

-----------
* As the Small Cap Value Portfolio Institutional Class is not yet operational, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Sterling Capital Management Inc. (the "Adviser"), an investment counseling firm founded in 1970, is the investment adviser to the Fund's Sterling Part-ners' Portfolios. The Adviser currently manages over $1.6 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT AD-VISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"). The shares are available to investors at net asset value without a sales commission. Shares can be purchased by sending investments di-rectly to the Fund. The minimum initial investment for the Institutional Class Shares is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will automatically be rein-vested in Portfolio shares unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed without cost at any time, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services for the Fund. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The fixed income securities held by the Balanced Portfolio and the Short-Term Fixed Income Portfolio will be affected by general changes in interest rates resulting in increases or de-creases in the value of the obligations held by each Portfolio. The value of the securities held by the Portfolios can be expected to vary inversely with changes in prevailing interest rates; i.e., as interest rates decline, market value tends to increase and vice versa. (2) The common stock of companies hav-ing small market capitalizations held by the Portfolios, may exhibit greater volatility than common stock of companies having larger capitalizations. (3) Each Portfolio may invest a portion of its assets in derivatives, including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (4) Each Portfolio may use various investment practices involving special considera-tions, including investing in repurchase agreements, when issued, forward de-livery and delayed settlement securities. (See "OTHER INVESTMENT POLICIES.")

                         STERLING INSTITUTIONAL CLASS
                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables show selected per share information for a share out-standing throughout each period presented for the Balanced, Equity and Short-Term Fixed Income Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are in the Portfolios' Oc-tober 31, 1996 Annual Report to Shareholders. The Financial Statements are in-corporated into the Portfolios' SAI. The Portfolios' October 31, 1996 Finan-cial Statements have been examined by Price Waterhouse LLP. Their unqualified opinion on the October 31, 1996 Financial Statements is also incorporated into the Portfolios' SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders.

                     STERLING PARTNERS' BALANCED PORTFOLIO

                                               YEARS ENDED OCTOBER 31,
                                       -------------------------------------------
                           MARCH 15,**
                             1991 TO
                           OCTOBER 31,
                              1991      1992     1993     1994     1995     1996
                           ----------- -------  -------  -------  -------  -------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 10.00   $ 10.26  $ 10.71  $ 11.51  $ 11.13  $ 11.86
                             -------   -------  -------  -------  -------  -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income...       0.22      0.37     0.34     0.32     0.46     0.34
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........       0.23      0.50     0.94    (0.25)    1.04     1.38
                             -------   -------  -------  -------  -------  -------
  Total From Investment
   Operations............       0.45      0.87     1.28     0.07     1.50     1.72
                             -------   -------  -------  -------  -------  -------
 Distributions
 Net Investment Income...      (0.19)    (0.37)   (0.32)   (0.32)   (0.45)   (0.36)
 Net Realized Gain.......      (0.00)    (0.05)   (0.16)   (0.13)   (0.32)   (0.67)
                             -------   -------  -------  -------  -------  -------
  Total Distributions....      (0.19)    (0.42)   (0.48)   (0.45)   (0.77)   (1.03)
                             -------   -------  -------  -------  -------  -------
 NET ASSET VALUE, END OF
  PERIOD.................    $ 10.26   $ 10.71  $ 11.51  $ 11.13  $ 11.86  $ 12.55
                             =======   =======  =======  =======  =======  =======
 TOTAL RETURN............       4.54%     8.65%   12.23%    0.66%   14.23%   15.52%
                             =======   =======  =======  =======  =======  =======
 RATIOS AND SUPPLEMENTAL
  DATA
 NET ASSETS, END OF
  PERIOD (THOUSANDS).....    $19,501   $39,129  $47,016  $64,673  $64,933  $58,691
 Ratio of Expenses to
  Average Net Assets.....       1.11%*    1.09%    0.99%    1.01%    0.96%    1.03%
 Ratio of Net Investment
  Income to Average Net
  Assets.................       3.85%*    3.52%    3.08%    3.05%    3.96%    2.77%
 Portfolio Turnover
  Rate...................         40%       80%      49%      70%     130%      84%
 Average Commission Rate
  #......................        N/A       N/A      N/A      N/A      N/A  $0.0684
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................        N/A       N/A      N/A      N/A     0.96%    1.02%

-----------
 *   Annualized
 **  Commencement of Operations
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission per share it paid for trades on which commissions were charged.

                      STERLING PARTNERS' EQUITY PORTFOLIO

                                                   YEARS ENDED OCTOBER 31,
                                            ------------------------------------------
                             MARCH 15,**
                               1991 TO
                           OCTOBER 31, 1991  1992    1993     1994     1995     1996
                           ---------------- ------  -------  -------  -------  -------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....       $10.00      $10.29  $ 11.01  $ 12.39  $ 12.54  $ 13.69
                                ------      ------  -------  -------  -------  -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income...         0.06        0.17     0.15     0.16     0.21     0.15
 Net Realized and
  Unrealized Gain on In-
  vestments..............         0.29        0.75     1.53     0.27     1.73     3.01
                                ------      ------  -------  -------  -------  -------
  Total from Investment
   Operations............         0.35        0.92     1.68     0.43     1.94     3.16
                                ------      ------  -------  -------  -------  -------
 DISTRIBUTIONS
 Net Investment Income...        (0.06)      (0.16)   (0.16)   (0.15)   (0.20)   (0.16)
 Net Realized Gain.......          --        (0.04)   (0.14)   (0.13)   (0.59)   (0.97)
                                ------      ------  -------  -------  -------  -------
  Total Distributions....        (0.06)      (0.20)   (0.30)   (0.28)   (0.79)   (1.13)
                                ------      ------  -------  -------  -------  -------
 NET ASSET VALUE, END OF
  PERIOD.................       $10.29      $11.01  $ 12.39  $ 12.54  $ 13.69  $ 15.72
                                ======      ======  =======  =======  =======  =======
 TOTAL RETURN+...........         3.51%       9.01%   15.46%    3.50%   16.61%   24.76%
                                ======      ======  =======  =======  =======  =======
 RATIOS AND SUPPLEMENTAL
  DATA
 NET ASSETS, END OF
  PERIOD (THOUSANDS).....       $2,515      $9,725  $15,982  $23,352  $31,969  $32,943
 Ratio of Expenses to
  Average Net Assets.....         1.11%*      1.04%    0.93%    0.99%    1.00%    0.99%
 Ratio of Net Investment
  Income to Average Net
  Assets.................         1.43%*      1.73%    1.30%    1.34%    1.64%    1.01%
 Portfolio Turnover
  Rate...................           24%         84%      55%      73%     135%      78%
 Average Commission
  Rate*..................          N/A         N/A      N/A      N/A      N/A  $0.0687
 Voluntary Waived Fees
  and Expenses Assumed by
  the Adviser Per Share..          N/A         N/A    $0.09    $0.06    $0.04    $0.03
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................          N/A         N/A      N/A      N/A     0.99%    0.99%

-----------
 *   Annualized
 **  Commencement of Operations
  + Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser during the periods indicated.
  # For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

             STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO

                                           YEARS ENDED OCTOBER 31,
                                           --------------------------
                            FEBRUARY 10,**
                               1992 TO
                             OCTOBER 31,
                                 1992       1993      1994     1995     1996
                            -------------- -------   -------  -------  -------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 10.00     $ 10.07   $ 10.12  $  9.74  $  9.96
                               -------     -------   -------  -------  -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income...         0.30        0.53      0.49     0.54     0.56
 Net Realized and
  Unrealized Gain on
  Investments............         0.07        0.06     (0.38)    0.23    (0.03)
                               -------     -------   -------  -------  -------
  Total From Investment
   Operations............         0.37        0.59      0.11     0.77     0.53
                               -------     -------   -------  -------  -------
 DISTRIBUTIONS
 Net Investment Income...        (0.30)      (0.53)+   (0.48)   (0.55)   (0.55)
 In Excess of Net Invest-
  ment Income............          --          --        --       -- #   (0.01)
 Net Realized Gain.......          --        (0.01)      --       --       --
 Return of Capital.......          --          --      (0.01)     --       --
  Total Distributions....        (0.30)      (0.54)    (0.49)   (0.55)   (0.56)
                               -------     -------   -------  -------  -------
 NET ASSET VALUE, END OF
  PERIOD.................      $ 10.07     $ 10.12   $  9.74  $  9.96  $  9.93
                               =======     =======   =======  =======  =======
 TOTAL RETURN++..........         3.75%       5.98%     1.16%    8.16%    5.51%
                               =======     =======   =======  =======  =======
 RATIOS AND SUPPLEMENTAL
  DATA
 NET ASSETS, END OF
  PERIOD (THOUSANDS).....      $12,101     $20,256   $24,382  $24,722  $22,717
 RATIO OF EXPENSES TO
  AVERAGE NET ASSETS+....         0.50%*      0.50%     0.53%    0.55%    0.55%
 RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET
  ASSETS.................         5.00%*      5.24%     5.00%    5.55%    5.66%
 Portfolio Turnover
  Rate...................          122%         78%      100%      58%      48%
 Voluntarily Waived Fees
  and Expenses Assumed by
  the Adviser Per Share..        $0.03       $0.05     $0.05    $0.04    $0.06
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................          N/A         N/A       N/A     0.55%    0.55%

-----------
 *   Annualized
 **  Commencement of Operations

  + Because of the differences between book and tax basis accounting, approx-imately $.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for Federal income tax purposes.

 ++ Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser during the periods indicated.

  #  Value is less than $0.01 per share.

                             INVESTMENT OBJECTIVES

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Balanced Portfo-lio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed in-come securities. A typical asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as spe-cific security holdings.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convert-ible preferred stocks, convertible bonds, options, futures, rights and war-rants.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Small Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization. The equity securities in which the Portfolio may invest consist of common stocks (both domestic and in-ternational) preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants.

  STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The objective of the Short-Term Fixed Income Portfolio is to provide investors with a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an aver-age weighted maturity between 1 and 3 years. Investments in this Portfolio represent a middle ground between the risk associated with short-term money market accounts and longer term bond funds. Investors in this Portfolio seek incremental returns to money market accounts but do not want the down side ex-posure to longer term bond funds in a risky rate environment.

                              INVESTMENT POLICIES

  STERLING PARTNERS' BALANCED PORTFOLIO. The Balanced Portfolio incorporates within a single investment vehicle the two investment disciplines employed by the Adviser. The first discipline provides for stock selection; and the second chooses among fixed income securities, including coupon bonds, zero coupon bonds and cash equivalents. A targeted asset mix for the Portfolio is expected to be 60% in equities and, 40% in fixed income securities and cash. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities, including debt securities and preferred stocks.

  Individual equity securities are selected using approaches identical to those described below for the Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stocks in the Portfolio will have a market capitaliza-tion in excess of $500 million at the time of purchase, and the Adviser will strive to maintain an average market capitalization in excess of $10 billion. This further ensures the quality and stability of the Portfolio.

  The fixed income portion of the Portfolio will be invested primarily in in-vestment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securi-ties, asset-backed securities, and various short-term instruments such as com-mercial paper, U.S. Treasury bills, and certificates of deposit.

  Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The management of the fixed income segment con-sists of three important steps. First, the Adviser uses proprietary analytical tools to manage the interest rate risk of the Portfolio. After arriving at an appropriate average maturity for the Portfolio, the Adviser uses a "top down" approach to select the most attractively valued sectors for the fixed income investments. Finally, the Adviser analyzes the spectrum of the yield curve to identify the most desirable maturities at which to invest the Portfolio. The Adviser's fixed income strategy emphasizes quality and capital preservation.

  STERLING PARTNERS' EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing under normal circumstances, at least 65% of its to-tal assets in common stocks. The Portfolio may also invest in other equity re-lated securities such as preferred stocks, convertible preferred stocks, con-vertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common equity stocks. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvest-ment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is reviewed against a pre-written outline, and those which fail to dem-onstrate fundamental progress in keeping with the original thesis are sold.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stocks will have a market capitalization in excess of $500 million at the time of purchase, and the Adviser will strive to maintain an average market capitalization in excess of $10 billion. This further en-sures the quality and stability of the Portfolio.

  Another important aspect of the Adviser's approach is an emphasis on diver-sification across a wide range of industries. It divides the S&P 500 into in-dustry groupings, and uses the groupings as a comparison yardstick for the Portfolio. The Adviser's policies seek to ensure a healthy representation within each sector. The result is that volatility may be controlled within an acceptable range.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depository Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio assets. Most ADRs are traded on a U.S. stock ex-change. Issuers of unsponsored ADRs are not continually obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The Sterling Partners' Small Cap Value Portfolio seeks to achieve its objective by investing under normal circumstances, at least 65% of its total assets in equity securities of small companies, which consist of market capitalizations of $1 billion or less. The Portfolio may invest in both domestic and international common stocks, pre-ferred stocks, convertible preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  Small capitalization stocks have historically been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and small com-pany stocks also may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Small capitalization stocks may have many of the characteristics of securities of new or unseasoned companies.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.

  The Portfolio will invest primarily in equity securities having a market capitalization of $1 billion or less at the time of purchase.

  STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The Short-Term Fixed Income Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the following fixed income instruments:

  (1) Short-term and intermediate-term corporate debt securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");

  (2) U.S. Treasury and U.S. Government agency obligations;

  (3) Bank obligations, including certificates of deposit and bankers' ac-ceptances;

  (4) Commercial paper rated A-1 by S&P or Prime-1 by Moody's; and

  (5) Repurchase agreements collateralized by these securities.

  In an effort to minimize fluctuations in market value, the Short-Term Fixed Income Portfolio is expected to maintain an average weighted maturity between 1 and 3 years. The Short-Term Fixed Income Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited ex-tent. (See "OTHER INVESTMENT POLICIES" for a description of these and other investment practices of the Portfolio.)

  With respect to the Balanced and Short-Term Fixed Income Portfolios, the Ad-viser reserves the right to retain securities which are downgraded by either Moody's or S&P or both, if in the Adviser's judgement, considering market con-ditions, the retention of such securities is warranted.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolios may invest a por-tion of their assets in domestic and foreign money market instruments includ-ing certificates of deposit, bankers' acceptances, time deposits, U.S. Govern-ment obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpo-ration or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio (See "INVESTMENT COMPANIES").

AMERICAN DEPOSITARY RECEIPTS

  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. Generally, ADR's in registered form are designed for use in the U.S. se-curities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be convert-ed. ADRs may be issued pursuant to sponsored or unsponsored programs. In spon-sored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Ac-cordingly, there may be less information available regarding issuers of secu-rities underlying unsponsored programs and there may not be a correlation be-tween such information and the market value of the depositary receipts. ADRs also involve the risks of other investments in foreign securities, as dis-cussed in the Prospectus. For purposes of the Equity Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived per-mission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower trans-action costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repur-chase agreement. (See "SHORT TERM INVESTMENTS.")

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover rate for the Small Cap Value Portfolio will not exceed 100%. The Portfolios will not normally engage in short-term trading but each reserves the right to do so.

  The Short-Term Fixed Income Portfolio may have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's cost since brokerage commissions are not normally charged on the purchase or sale of fixed income securities. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAP-ITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The tables set forth in "FINANCIAL HIGHLIGHTS" present the Portfolios' historical portfo-lio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total as-sets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment com-pany. The Portfolio will indirectly bear its proportionate share of any man-agement fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested and to reduce transaction costs, the Bal-anced Portfolio may invest in stock and bond futures and interest rate futures contracts; the Equity and the Small Cap Value Portfolios may invest in stock futures and options; and the Short-Term Fixed Income Portfolio may invest in bond, bond index, and interest rate futures and options thereon. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as a margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or in-stitutional trading market in such securities exists, these restricted securi-ties are not treated as illiquid securities for purposes of a Portfolio's in-vestment limitations. A Portfolio will invest no more than 10% of its net as-sets in illiquid securities. The prices realized from the sales of these secu-rities could be less than those originally paid by the Portfolio or less than what would be considered the fair value of such securities.

                            INVESTMENT LIMITATIONS

  A Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost (33 1/3% for the Small Cap Value Portfolio), and a Portfolio may not pur-chase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value (33 1/3% for the Small Cap Value Portfolio).

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of each Portfolio of the Fund. If a percentage limita-tion on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Cer-tain exceptions may be made by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of their busi-ness day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfo-lio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

 . Complete and sign an Application and mail it together with a check made pay-able to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                          The Chase Manhattan Bank
                               ABA #021000021
                                  UAM Funds
                            DDA Acct. #9102772952

                        Ref: Portfolio Name
                      (Your Account Registration)_______
                         (Your Account Number)_______
                         (Wire Control Number)_______

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the time of the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:
  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or ex-pense for following instructions received by telephone that it reasonably be-lieves to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be noti-fied annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Sterling Capital Management Company is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management serv-ices to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $1.6 bil-lion in assets under management.

  Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, which consists of two portfolios, a bond fund and a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the SEC. As of December 31, 1995, the asset value of this fund was approximately $1.9 billion.

  An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

  Under Investment Advisory Agreements with the Fund, dated as of March 8, 1991, November 25, 1991 and January 2, 1997, the Adviser manages the invest-ment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee in monthly installments, calculated by applying the fol-lowing annual percentage rate to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.75%
   Equity Portfolio....................................................... 0.75%
   Small Cap Value Portfolio.............................................. 1.00%
   Short-Term Fixed Income Portfolio...................................... 0.50%

  The Adviser has voluntarily agreed to maintain operating expenses of the Portfolios' Institutional Class Shares from exceeding the following percentage of each Portfolio's average daily net assets:

   Balanced Portfolio..................................................... 1.11%
   Equity Portfolio....................................................... 0.99%
   Small Cap Value Portfolio.............................................. 1.25%
   Short-Term Fixed Income Portfolio...................................... 0.55%

  The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfo-lio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with re-spect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrange-ments are in effect, they are made generally available to all qualified serv-ice providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser and the Distributor deal with one Service Agent, Interstate/Johnson Lane, which provides marketing and shareholders services. In the first year of investment, the Adviser pays the Service Agent amounts which represent up to 50% of the advisory fee payable from Institutional Class Shares assets held by eligible customer accounts (without regard to any ex-pense limitation in effect at that time). The fee rate declines in the second, third and fourth years.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to a separately managed account of the Adviser that is managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Small Cap Value Portfolio. The performance data for the managed account is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed ac-count because such separately managed account may have fees and expenses that differ from those of the Portfolio. Further, the separately managed account is not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and Internal Revenue Code; such condi-tions, if applicable, may have lowered the returns for the separately managed account. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

             STERLING CAPITAL MANAGEMENT SMALL CAP ACCOUNT RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                            ADVISER RUSSELL 2000
   YEAR TO DATE                                             ------- ------------
   (January 1996*--September 1996).........................  19.52%    10.74%
   Value of $1 invested during 1996........................ $ 1.195   $ 1.107

-----------
* The Adviser began managing a separately managed account using its Small Cap style in January 1996.

Notes:
  1.The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable meth-ods set forth by the Association for Investment Management Research, The Bank Administration Institute, and the Investment Counsel Associa-tion of America. Market value of the account was the sum of the ac-count's total assets, including cash, cash equivalents, short term in-vestments, and securities valued at current market prices.

  2. The Russell 2000 Small Stock Index consists of the 2,000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of equity issues of 3,000 large U.S. companies by market capitaliza-tion representing approximately 98% of the U.S. equity market. The smallest company has a market value of roughly $25 million. It is an unmanaged index which assumes reinvestment of dividends and is gener-ally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

  3. The Adviser's average annual management fee over the period January 1996--September 1996 was assumed at 1% or 100 basis points, but no fee was actually charged. Net returns to investors vary depending on the management fee. The Small Cap Value Portfolio will be charged an advi-sory fee of 1.00%.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Equity Portfolio....................................................... 0.06%
   Small Cap Value Portfolio.............................................. 0.04%
   Short-Term Fixed Income Portfolio...................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAI and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders.

  At its discretion, the Board of Directors may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     UAM FUNDS--INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James SmallCap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio jTS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM FUNDS SERVICE CENTER
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  INVESTMENT ADVISER
  Sterling Capital Management Company
  One First Union Center
  301 S. College Street, Suite 3200
  Charlotte, NC 28202
  (704) 372-8670

  DISTRIBUTOR
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




                      PROSPECTUS

                      JANUARY 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  Sterling Partners'
  Portfolios

  Institutional Service
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                         STERLING PARTNERS' PORTFOLIOS

                      INSTITUTIONAL SERVICE CLASS SHARES
            INVESTMENT ADVISER: STERLING CAPITAL MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open end, management investment company known as a "mutual fund" The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and poli-cies. Certain Portfolios currently offer two separate classes of shares: In-stitutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the maximum rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") The securities offered in this Prospectus are Service Class Shares of the four diversified Portfolios of the Fund managed by Sterling Capital Management Company.

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Sterling Part-ners' Balanced Portfolio ("Balanced Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Sterling Partners' Equity Portfolio ("Equity Portfolio") is to provide maximum long term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Sterling Partners' Small Cap Value Portfolio ("Small Cap Value Portfolio") is to pro-vide maximum long-term total return consistent with reasonable risk to princi-pal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The objective of the Sterling Partners' Short-Term Fixed Income Portfolio ("Short-Term Fixed Income Portfolio") is to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

  There can be no assurance that any of the Portfolios will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   3
Investment Objectives......................................................   4
Investment Policies........................................................   5
Other Investment Policies..................................................   8
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Service and Distribution Plans.............................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  22
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Adviser's Historical Performance...........................................  25
Administrative Services....................................................  26
Distributor................................................................  27
Portfolio Transactions.....................................................  27
General Information........................................................  28

                                 FUND EXPENSES

  The following table illustrates the expenses and fees a Service Class share-holder of the Portfolios will incur. Transaction fees may be charged if a bro-ker-dealer or other financial intermediary deals with the Fund on your behalf (see "PURCHASE OF SHARES.").

                       SHAREHOLDER TRANSACTION EXPENSES

                                                         SHORT-TERM  SMALL CAP
                                    BALANCED   EQUITY   FIXED INCOME   VALUE
                                    PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
                                     SERVICE   SERVICE    SERVICE     SERVICE
                                      CLASS     CLASS      CLASS       CLASS
                                     SHARES    SHARES      SHARES     SHARES
                                    --------- --------- ------------ ---------
Sales Load Imposed on Purchases....   NONE      NONE        NONE       NONE
Sales Load Imposed on Reinvested
  Dividends........................   NONE      NONE        NONE       NONE
Deferred Sales Load................   NONE      NONE        NONE       NONE
Redemption Fees....................   NONE      NONE        NONE       NONE
Exchange Fees......................   NONE      NONE        NONE       NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         SHORT-TERM   SMALL CAP
                                  BALANCED   EQUITY     FIXED INCOME    VALUE
                                  PORTFOLIO PORTFOLIO    PORTFOLIO    PORTFOLIO
                                   SERVICE   SERVICE      SERVICE      SERVICE
                                    CLASS     CLASS        CLASS        CLASS
                                   SHARES    SHARES        SHARES      SHARES
                                  --------- ---------   ------------  ---------
Investment Advisory Fees........    0.75%      0.75 %       0.50 %      1.00 %
Administrative Fees.............    0.22%      0.34 %       0.45 %      0.19 %
12b-1 Fees (Including
  Shareholder Servicing Fees)*..    0.25%      0.25 %      0.125 %      0.25 %
Other Expenses..................    0.11%      0.19 %       0.26 %      0.06 %
Advisory Fees Waived............      --      (0.29)%      (0.66)%        --
                                    ----      -----        -----        ----
Total Operating Expenses (After
  Fee Waivers)..................    1.33%      1.24 %**    0.675 %**    1.50 %

-----------
* See "Service and Distribution Plans." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permit-ted by rules of the National Association of Securities Dealers, Inc.
** Without the Adviser's fee waiver, annualized Total Operating Expenses of the Equity and Short-Term Fixed Income Portfolios Service Class Shares would be 1.53% and 1.335%, respectively. The Sterling Partners' Service Class Portfolios are not yet operational.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolios (if nec-essary) in order to keep the expense ratios of (i) the Balanced Portfolio Service Class Shares from exceeding 1.36% of its average daily net assets;
(ii) the Equity Portfolio Service Class Shares from exceeding 1.24% of its av-erage daily net assets; (iii) the Short-Term Fixed Income Portfolio Service Class Shares from exceeding 0.675% of its average daily net assets; and (iv) the Small Cap Value Portfolio Service Class Shares from exceeding 1.50% of its average daily net assets. The Fund will not reimburse the Adviser for any ad-visory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor in the Service Class Shares of the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the operations of the Balanced, Equity and Short-Term Fixed Income Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1996, except that such information has been restated to include 12b-1 fees and to reflect current administrative fees. The fees and expenses set forth above for the Sterling Partners' Small Cap Value Portfolio Service Class Shares are estimated amounts for its first year of operations assuming average net assets of $25 million.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Balanced Portfolio Service Class Shares.......  $14     $42     $73     $160
Equity Portfolio Service Class Shares.........  $13     $39     $68     $150
Short-Term Fixed Income Portfolio Service
  Class Shares................................   $7     $22     $38      $84
Small Cap Value Portfolio Service Class
  Shares......................................  $15     $47       *        *

-----------
* As the Small Cap Value Portfolio Service Class is not yet operational, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE
  The information set forth in the table and example above relates only to Service Class Shares of the Portfolios. Service Class Shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Sterling Capital Management Inc. (the "Adviser"), an investment counseling firm founded in 1970, is the investment adviser to the Fund's Sterling Part-ners' Portfolios. The Adviser currently manages over $1.6 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT AD-VISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $100,000. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will automatically be rein-vested in Portfolio shares unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed without cost at any time, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors in the Fund should consider the following: (1) The fixed income se-curities held by the Balanced Portfolio and the Short-Term Fixed Income Port-folio will be affected by general changes in interest rates resulting in in-creases or decreases in the value of the obligations held by each Portfolio. The value of the securities held by the Portfolios can be expected to vary in-versely with changes in prevailing interest rates, i.e., as interest rates de-cline, market value tends to increase and vice versa; (2) The common stock of companies having small market capitalizations held by the Portfolios, may ex-hibit greater volatility than common stock of companies having larger capital-izations; (3) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OP-TIONS.") (4) Each Portfolio may use various investment practices involving special considerations, including investing in repurchase agreements, when is-sued, forward delivery and delayed settlement securities. (See "OTHER INVEST-MENT POLICIES.")

                             INVESTMENT OBJECTIVES

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Balanced Portfo-lio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed in-come securities. A typical asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as spe-cific security holdings.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convert-ible preferred stocks, convertible bonds, options, futures, rights and war-rants.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Small Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization. The equity securities in which the Portfolio may invest consist of common stocks (both domestic and in-ternational) preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants.

  STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The objective of the Short-Term Fixed Income Portfolio is to provide investors with a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an aver-age weighted maturity between 1 and 3 years. Investments in this Portfolio represent a middle ground between the risk associated with short-term money market accounts and longer term bond funds. Investors in this Portfolio seek incremental returns to money market accounts but do not want the down side ex-posure to longer term bond funds in a risky interest rate environment.

                              INVESTMENT POLICIES

  STERLING PARTNERS' BALANCED PORTFOLIO. The Balanced Portfolio incorporates within a single investment vehicle the two investment disciplines employed by the Adviser. The first discipline provides for stock selection; and the second chooses among fixed income securities, including coupon bonds, zero coupon bonds and cash equivalents. A targeted asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. However, at least 25% of the Portfolio's total assets will always be invested in fixed in-come senior securities, including debt securities and preferred stocks.

  Individual equity securities are selected using approaches identical to those described below for the Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stocks in the Portfolio will have a market capitaliza-tion in excess of $500 million at the time of purchase; and the Adviser will strive to maintain an average market capitalization in excess of $10 billion. This further ensures the quality and stability of the Portfolio.

  The fixed income portion of the Portfolio will be invested primarily in in-vestment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securi-ties, asset-backed securities, and various short-term instruments such as com-mercial paper, U.S. Treasury bills, and certificates of deposit.

  Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The management of the fixed income segment con-sists of three important steps. First, the Adviser uses proprietary analytical tools to manage the interest rate risk of the Portfolio. After arriving at an appropriate average maturity for the Portfolio, the Adviser uses a "top down" approach to select the most attractively valued sectors for the fixed income investments. Finally, the Adviser analyzes the spectrum of the yield curve to identify the most desirable matu-rities at which to invest the Portfolio. The Adviser's fixed income strategy emphasizes quality and capital preservation.

  STERLING PARTNERS' EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. The Portfolio may also invest in other equity related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common eq-uity stocks. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is reviewed against a pre-written outline, and those which fail to dem-onstrate fundamental progress in keeping with the original thesis are sold.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stock will have a market capitalization in excess of $500 million at the time of purchase, and the Adviser will strive to maintain an average market capitalization in excess of $10 billion. This further en-sures the quality and stability of the Portfolio.

  Another important aspect of the Adviser's approach is an emphasis on diver-sification across a wide range of industries. It divides the S&P 500 into in-dustry groupings, and uses the groupings as a comparison yardstick for the Portfolio. The Adviser's policies seek to ensure a healthy representation within each sector. The result is that volatility may be controlled within an acceptable range.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depository Receipts ("ADRs") which are U.S. domestic securi-ties representing ownership rights in foreign companies. Under normal circum-stances, investments in foreign based companies will not comprise more than 20% of the Portfolio assets. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not continually obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The Sterling Partners' Small Cap Value Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of small companies, which consist of market capitalizations of $1 billion or less. The Portfolio may invest in both domestic and international common stocks, pre-ferred stocks, convertible preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  Small capitalization stocks have historically been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and small company stocks also may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large com-pany stocks rise, or rise in price as large company stocks decline. Small cap-italization stocks may have many of the characteristics of securities of new or unseasoned companies.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.

  The Portfolio will invest primarily in equity securities having a market capitalization of $1 billion or less at the time of purchase.

  STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The Short-Term Fixed Income Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the following fixed income instruments:

  (1) Short-term and intermediate-term corporate debt securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");

  (2) U.S. Treasury and U.S. Government agency obligations;

  (3) Bank obligations, including certificates of deposit and bankers' ac-ceptances;

  (4) Commercial paper rated A-1 by S&P or Prime-1 by Moody's; and

  (5) Repurchase agreements collateralized by these securities.

  In an effort to minimize fluctuations in market value, the Short-Term Fixed Income Portfolio is expected to maintain an average weighted maturity between 1 and 3 years. The Short-Term Fixed Income Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited ex-tent. (See "OTHER INVESTMENT POLICIES" for a description of these and other investment practices of the Portfolio).

  With respect to the Balanced and Short-Term Fixed Income Portfolios, the Ad-viser reserves the right to retain securities which are downgraded by either Moody's or S&P or both, if in the Adviser's judgment, considering market con-ditions, the retention of such securities is warranted.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolios may invest a por-tion of their assets in domestic and foreign money market instruments includ-ing certificates of deposit, bankers' acceptances, time deposits, U.S. Govern-ment obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpo-ration or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring proce-dures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agree-ments on a joint basis. By entering into joint repurchase agreements, a Port-folio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

AMERICAN DEPOSITARY RECEIPTS
  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. Generally, ADRs in registered form are designed for use in the U.S. se-curities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be convert-ed. ADRs may be issued pursuant to sponsored or unsponsored programs. In spon-sored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Ac-cordingly, there may be less information available regarding issuers of secu-rities underlying unsponsored programs and there may not be a correlation be-tween such information and the market value of the depositary receipts. ADRs also involve the risks of other investments in foreign securities, as dis-cussed in the Prospectus. For purposes of the Equity Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover rate for the Small Cap Value Portfolio will not exceed 100%. The Portfolios will not normally engage in short-term trading but each reserves the right to do so.

  The Short-Term Fixed Income Portfolio may have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's cost since brokerage commissions are not normally charged on the purchase or sale of fixed income securities. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAP-ITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.)

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment compa-ny. The Portfolio will indirectly bear its proportionate share of any manage-ment fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested and to reduce transaction costs, the Bal-anced Portfolio may invest in stock and bond futures and interest rate futures contracts; the Equity and the Small Cap Value Portfolios may invest in stock futures and options; and the Short-Term Fixed Income Portfolio may invest in bond, bond index, and interest rate futures and options thereon. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as mar-gin deposit to secure obligations under such contracts. A Portfolio will en-gage in futures and options transactions for hedging purposes only. Each Port-folio will maintain assets sufficient to meet its obligations under such con-tracts in a segregated account with the Fund's custodian bank.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those origi-nally paid by the Portfolio or less than what would be considered fair value of such securities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the Investment Com-pany Act of 1940 ("1940 Act").

                            INVESTMENT LIMITATIONS

  A Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost (33 1/3% for the Small Cap Value Portfolio), and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value (33 1/3% for the Small Cap Value Portfolio).

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on invest-ment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a viola-tion of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the custodian. The minimum initial investment required is $100,000. Certain exceptions may be made by the officers of the Fund. The min-imum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for a spousal IRA is $250. Certain exceptions may be made by the officers of the Fund.

  The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "EXCHANGE PRIVILEGE.") The net income at-tributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distri-bution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other accounts fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different condi-tions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or Distributor. The Service Agents may provide services to their customers that are not available to a shareholder dealing with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares are purchased in this manner, the Service Agent must receive the investment order before the close of trading on the New York Stock Ex-change ("NYSE") and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive the day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the fol-lowing business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, in-vestment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA. #9102772952
                           Ref: Portfolio Name
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of each Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at the relevant net asset value determined as of the same time. All dividends, interest, sub-scription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when either both the NYSE or the Custodian Bank are closed, or under any emergency circum-stances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to
Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent, for payments made at an annual rate of up to
 .25 of 1% of the average daily value of Service Class Shares of the Portfolios owned by clients of such Service Agent during the period payments for Servic-ing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Funds Service Class Shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include: assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and other services the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a Service Agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of that bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares of the Fund in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and the Service Plan (the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "in-terested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b- 1 Directors"). The Plans may be ter-minated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Service Class Shares.

  While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon imple-mentation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Service Class Shares and for the printing of prospectuses sent to prospective purchasers of the Service Class Shares of the Portfolios.

  Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The total amounts paid with respect to a class of shares of a Portfolio under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Administrator and of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made gener-ally available to all qualified service providers. The Adviser may compensate its affiliated companies for re-ferring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney, Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser and the Distributor deal with Interstate/Johnson Lane, a Service Agent that provides marketing and shareholder services. The Adviser makes pay-ments to Interstate/Johnson Lane equal (in the first year after an investment) to amounts which represent up to 50% of the advisory fee payable (without re-gard to any expense limitation in effect at that time) for Fund assets held by eligible customer accounts. The fee rate declines in the second, third, and fourth years.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of each Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An ex-change into another UAM Funds

Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods determined by the Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumu-lative or aggregate total return reflects actual performance over a stated pe-riod of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total re-turn if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Income dividends paid by a Portfolio with respect to Insti-tutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be noti-fied annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Sterling Capital Management Company is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management serv-ices to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $1.6 bil-lion in assets under management.

  Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, which includes two portfolios, a bond fund and a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the SEC. As of December 31, 1995, the asset value of this fund was approximately $1.9 billion.

  An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

  Under Investment Advisory Agreements with the Fund, dated as of March 8, 1991, November 25, 1991 and January 2, 1997, the Adviser manages the invest-ment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rate to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.75%
   Equity Portfolio....................................................... 0.75%
   Small Cap Value Portfolio.............................................. 1.00%
   Short-Term Fixed Income Portfolio...................................... 0.50%

  The Adviser has voluntarily agreed to maintain operating expenses of the Portfolios from exceeding the percentage of each Portfolio's average daily as-serts listed below:

   Balanced Portfolio.................................................... 1.36 %
   Equity Portfolio...................................................... 1.24 %
   Small Cap Value Portfolio............................................. 1.50 %
   Short-Term Fixed Income Portfolio..................................... 0.675%

  The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfo-lio for a given fiscal year.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to a separately managed account of the Adviser that is managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Small Cap Value Portfolio. The performance data for the separately managed account is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed account because such separately managed account may have fees and ex-penses that differ from those of the Portfolio. Further, the separately man-aged account is not subject to investment limitations, diversification re-quirements, and other restrictions imposed by the 1940 Act and Internal Reve-nue Code; such conditions, if applicable, may have lowered the returns for the separately managed account. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

             STERLING CAPITAL MANAGEMENT SMALL CAP ACCOUNT RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

           YEAR TO DATE                                    ADVISER  RUSSELL 2000
           ------------                                    -------  ------------
   (January 1996*--September 1996)........................  19.52%      10.74%
   Value of $1 invested during 1996....................... $1.195      $1.107

-----------
* The Adviser began managing a separately managed account using its Small Cap style in January 1996.

Notes:
1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, The Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.
2. The Russell 2000 Small Stock Index consists of the 2,000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of equity issues of 3,000 large U.S. companies by market capitalization representing approximately 98% of the U.S. equity market. The smallest company has a market value of roughly $25 million. It is an unmanaged index which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.
3. The Adviser's average annual management fee over the period January 1996-September 1996 was assumed at 1% or 100 basis points. Net returns to in-vestors vary depending on the management fee. The Small Cap Value Portfo-lio will be charged an advisory fee of 1.00%.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Equity Portfolio....................................................... 0.06%
   Small Cap Value Portfolio.............................................. 0.04%
   Short-Term Fixed Income Portfolio...................................... 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares for the Fund. Under the Fund's Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "SERVICE AND DISTRIBUTION PLANS" above). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those ap-proving the Agreement must include a majority of Directors who are neither parties to the Agreement or interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to stockholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors of the Fund may create additional Portfolios and Classes of shares.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of shares voting for the elec-tion of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each frac-tional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and may bear expenses related to distribution of such shares. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Institu-tional Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semiannual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

BHM&S Total Return Bond Portfolio
FPA Crescent Portfolio
MJI International Equity Portfolio
Newbold's Equity Portfolio
NWQ Balanced Portfolio
NWQ Value Equity Portfolio
Sirach Strategic Balanced Portfolio
Sirach Equity Portfolio
Sirach Growth Portfolio
Sirach Special Equity Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio
Sterling Partner's Small Cap Value Portfolio
TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Sterling Capital Management Company
  One First Union Center
  301 S. College Street, Suite 3200
  Charlotte, NC 28202
  (704) 372-8670

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




                    PROSPECTUS

                    Dated January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  The TS&W Portfolios

  Institutional
  Class Shares


                    January 3, 1997

             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                              THE TS&W PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: THOMPSON, SIEGEL & WALMSLEY, INC.

-------------------------------------------------------------------------------

                        PROSPECTUS -- JANUARY 3, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and invest-ment policies. The TS&W Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of three diversified, no-load Portfolios of the Fund managed by Thompson, Siegel & Walmsley, Inc.

  TS&W EQUITY PORTFOLIO. The objective of the TS&W Equity Portfolio is to pro-vide maximum long-term total return consistent with reasonable risk to princi-pal, by investing in a diversified portfolio of common stocks of relatively large companies.

  TS&W INTERNATIONAL EQUITY PORTFOLIO. The objective of the TS&W International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of com-mon stocks of primarily non-United States issuers on a world-wide basis.

  TS&W FIXED INCOME PORTFOLIO. The objective of the TS&W Fixed Income Portfo-lio is to provide maximum long-term total return with reasonable risk to prin-cipal, by investing primarily in investment grade fixed income securities of varying maturities.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-
   RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
    UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-
     TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  13
Investment Limitations.....................................................  18
Purchase of Shares.........................................................  19
Redemption of Shares.......................................................  22
Shareholder Services.......................................................  24
Valuation of Shares........................................................  25
Performance Calculations...................................................  26
Dividends, Capital Gains Distributions and Taxes...........................  26
Investment Adviser.........................................................  27
Adviser's Historical Performance...........................................  30
Administrative Services....................................................  33
Distributor................................................................  33
Portfolio Transactions.....................................................  34
General Information........................................................  34
UAM Funds -- Institutional Class Shares....................................  36

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                              INT'L     FIXED
                                                   EQUITY    EQUITY    INCOME
                                                  PORTFOLIO PORTFOLIO PORTFOLIO
                                                  --------- --------- ---------
   Sales Load Imposed on Purchases...............   NONE      NONE      NONE
   Sales Load Imposed on Reinvested Dividends....   NONE      NONE      NONE
   Deferred Sales Load...........................   NONE      NONE      NONE
   Redemption Fees...............................   NONE      NONE      NONE
   Exchange Fees.................................   NONE      NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                               INT'L     FIXED
                                                    EQUITY    EQUITY    INCOME
                                                   PORTFOLIO PORTFOLIO PORTFOLIO
                                                   --------- --------- ---------
   Investment Advisory Fees.......................   0.75%     1.00%     0.45%
   Administrative Fees............................   0.17%     0.17%     0.19%
   12b-1 Fees.....................................    NONE      NONE      NONE
   Distribution Costs.............................    NONE      NONE      NONE
   Other Expenses.................................   0.11%     0.19%     0.15%
   Total Operating Expenses ......................   1.03%*    1.36%*    0.79%*

-----------
* The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, annualized Total Operating Expenses of the International Equity Portfolio would be 1.37%. The annualized Total Operating Expenses for the Equity and Fixed Income Portfolios would not dif-fer.

  The table above shows various expenses an investor in the Portfolios would bear directly or indirectly. The expenses and fees listed above are based on the Portfolios' operations during the fiscal year ended October 31, 1996, ex-cept that Administrative Fees are restated to reflect current fees. (See "AD-MINISTRATIVE SERVICES" herein and in the SAI.)

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Equity Portfolio.............................  $11     $33     $57     $126
   International Equity Portfolio...............  $14     $43     $75     $164
   Fixed Income Portfolio.......................  $ 8     $25     $44     $ 98

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Thompson, Siegel & Walmsley, Inc. (the "Adviser"), an investment counseling firm founded in 1969, serves as investment adviser to the Fund's TS&W Portfo-lios. The Adviser presently manages over $4.8 billion in assets for institu-tional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends, except the Fixed Income Portfolio, which will do so monthly and the International Equity Portfolio, which will do so annually. Each Portfolio will distribute any realized net capital gains annu-ally. Distributions will be reinvested in Portfolio shares automatically un-less an investor elects to receive cash distributions. (See "DIVIDENDS, CAPI-TAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The fixed income securities held by the Fixed Income and International Equity Portfolios will be affected by general changes in interest rates that may result in an increase or decrease in the value of the Portfolios. The value of fixed income securities held by the Portfolios can be expected to vary inversely with changes in interest rates: as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (2) The International Equity Portfolio may invest a portion of its assets in derivatives including futures contracts, op-tions on futures contracts and options. (See "OTHER INVESTMENT POLICIES.");
(3) The Fixed Income Portfolio may invest in securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. Such securities carry a high degree of credit risk and are considered specula-tive by the major rating agencies. (See "INVESTMENT POLICIES -- FIXED INCOME PORTFOLIO."); (4) Each Portfolio may invest in securities of foreign issuers, which are subject to certain risks not typically associated with domestic is-suers. Since the International Equity Portfolio may invest in foreign issuers of developing countries, the Portfolio may be subject to additional risks as-sociated with investments in developing countries. (See "OTHER INVESTMENT POL-ICIES."); (5) Although the International Equity Portfolio intends to emphasize investments in larger, more seasoned or established companies, the Portfolio may invest in companies with market capitalizations of $500 million or less. Investments in such small capitalization companies are more vulnerable to fi-nancial and other risks than larger capitalization companies and the securi-ties of such small capitalization companies may involve a higher degree of risk and price volatility than investments in the general equity markets; (6) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High turnover may result in additional costs and the realization of capital gains. (See "OTHER INVESTMENT POLICIES."); (7) Each Portfolio may use various investment practices, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide financial highlights for a share outstanding throughout each of the periods presented. The tables are part of the Portfo-lios' Financial Statements included in the Portfolios' 1996 Annual Report to Shareholders. The Financial Statements are incorporated into the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated in the Portfolios' SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders.

                             TS&W EQUITY PORTFOLIO

                               JULY 17,**
                                 1992 TO        YEARS ENDED OCTOBER 31,
                               OCTOBER 31,  ----------------------------------
                                  1992       1993     1994     1995     1996
                               -----------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period......................    $10.00     $  9.65  $ 11.02  $ 11.23  $ 12.47
                                 ------     -------  -------  -------  -------
Income From Investment
 Operations:
Net Investment Income........      0.02        0.14     0.19     0.23     0.26
Net Realized & Unrealized
 Gain (Loss).................     (0.35)       1.36     0.33     1.34     2.34
                                 ------     -------  -------  -------  -------
Total From Investment
 Operations..................     (0.33)       1.50     0.52     1.57     2.60
                                 ------     -------  -------  -------  -------
Distributions:
Net Investment Income........     (0.02)      (0.13)   (0.18)   (0.22)   (0.26)
Net Realized Gain............       --          --     (0.13)   (0.11)   (0.33)
                                 ------     -------  -------  -------  -------
Total Distributions..........     (0.02)      (0.13)   (0.31)   (0.33)   (0.59)
                                 ------     -------  -------  -------  -------
Net Asset Value, End of
 Period......................    $ 9.65     $ 11.02  $ 11.23  $ 12.47  $ 14.48
                                 ======     =======  =======  =======  =======
Total Return.................     (3.30)%+    15.62%    4.82%   14.32%   21.45%
                                 ======     =======  =======  =======  =======
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).................    $7,233     $30,953  $38,379  $60,352  $81,554
Ratio of Expenses to Average
 Net Assets..................      1.25%*      1.22%    1.10%    1.01%    1.01%
Ratio of Net Investment
 Income to Average Net
 Assets......................      1.25%*      1.51%    1.74%    2.04%    1.93%
Portfolio Turnover Rate......        17%         23%      23%      17%      40%
Average Commission Rate#.....       N/A         N/A      N/A      N/A  $0.0692
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share...........    $ 0.02         N/A      N/A      N/A      N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................       N/A         N/A      N/A     0.99%    1.01%

-----------
*  Annualized.
** Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

                                     DECEMBER 18,**       YEARS ENDED
                                        1992 TO           OCTOBER 31,
                                      OCTOBER 31,   --------------------------
                                          1993       1994     1995      1996
                                     -------------- -------  -------  --------
Net Asset Value, Beginning of
 Period............................     $ 10.00     $ 12.54  $ 13.85  $  13.22
                                        -------     -------  -------  --------
Income From Investment Operations:
Net Investment Income..............        0.05        0.07     0.13      0.10
Net Realized & Unrealized Gain
 (Loss)............................        2.49        1.29    (0.31)     1.04
                                        -------     -------  -------  --------
Total From Investment Operations...        2.54        1.36    (0.18)     1.14
                                        -------     -------  -------  --------
Distributions:
Net Investment Income..............          --       (0.05)   (0.09)    (0.14)
Net Realized Gain..................          --          --    (0.36)       --
                                        -------     -------  -------  --------
Total Distributions................                   (0.05)   (0.45)    (0.14)
                                        -------     -------  -------  --------
Net Asset Value, End of Period.....     $ 12.54     $ 13.85  $ 13.22  $  14.22
                                        =======     =======  =======  ========
Total Return.......................       25.40%+     10.87%    1.11%     8.71%
                                        =======     =======  =======  ========
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).......................     $28,030     $49,362  $77,553  $103,339
Ratio of Expenses to Average Net
 Assets............................        1.37%*      1.38%    1.32%     1.35%
Ratio of Net Investment Income to
 Average Net Assets................        1.02%*      0.70%    1.29%     0.84%
Portfolio Turnover Rate............          11%         30%      23%       25%
Average Commission Rate#...........         N/A         N/A      N/A  $ 0.0015
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share..     $  0.02         N/A      N/A       N/A
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..         N/A         N/A     1.30%     1.34%

-----------
*  Annualized.
** Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                          TS&W FIXED INCOME PORTFOLIO

                               JULY 17,**
                                 1992 TO       YEARS ENDED OCTOBER 31
                               OCTOBER 31, -----------------------------------
                                  1992      1993     1994      1995     1996
                               ----------- -------  -------   -------  -------
Net Asset Value, Beginning of
 Period......................    $10.00    $ 10.09  $ 10.75   $  9.60  $ 10.42
                                 ------    -------  -------   -------  -------
Income From Investment Opera-
 tions:
Net Investment Income........      0.06       0.44     0.47      0.56     0.56
Net Realized & Unrealized
 Gain (Loss).................      0.07       0.68    (1.05)     0.82    (0.12)
                                 ------    -------  -------   -------  -------
Total From Investment Opera-
 tions.......................      0.13       1.12    (0.58)     1.38     0.44
                                 ------    -------  -------   -------  -------
Distributions:
Net Investment Income........     (0.04)     (0.46)   (0.47)    (0.56)   (0.56)
Net Realized Gain............        --         --    (0.10)       --       --
                                 ------    -------  -------   -------  -------
Total Distributions..........     (0.04)     (0.46)   (0.57)    (0.56)   (0.56)
                                 ------    -------  -------   -------  -------
Net Asset Value, End of Peri-
 od..........................    $10.09    $ 10.75  $  9.60   $ 10.42  $ 10.30
                                 ======    =======  =======   =======  =======
Total Return.................      1.31%+    11.31%   (5.46)%   14.73%    4.40%
                                 ======    =======  =======   =======  =======
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).................    $9,385    $28,987  $32,118   $46,677  $61,692
Ratio of Expenses to Average
 Net Assets..................      1.30%*     1.15%    1.02%     0.76%    0.77%
Ratio of Net Investment In-
 come to Average Net Assets..      4.70%*     4.39%    4.73%     5.56%    5.50%
Portfolio Turnover Rate......         5%        83%      27%       25%      59%
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share...........    $ 0.02        N/A      N/A       N/A      N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................       N/A        N/A      N/A      0.75%    0.77%

-----------
 * Annualized.
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

                             INVESTMENT OBJECTIVES

  EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maxi-mum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets in a diversified portfolio of common stocks of relatively large companies with above-average financial characteristics in terms of balance sheet strength and profitability levels, and which, in the Adviser's opinion, are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.

  INTERNATIONAL EQUITY PORTFOLIO. The objective of the International Equity Portfolio is to provide maximum long-term total return consistent with reason-able risk to principal. The Adviser intends to pursue this objective by in-vesting the Portfolio's assets in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis. Under normal cir-cumstances, the Adviser will emphasize established companies in individual foreign markets and attempt to stress companies and markets which, in its opinion, are undervalued. Capital return is expected to be the predominant component of the Portfolio's return.

  FIXED INCOME PORTFOLIO. The objective of the Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Port-folio's assets primarily in investment grade fixed income securities of vary-ing maturities. These include securities of the U.S. Government and its agen-cies, corporate bonds, collateralized mortgage obligations ("CMOs"), mortgage-backed securities, and various short term instruments such as commercial pa-per, Treasury bills and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average maturity (duration) of the Portfolio.

                              INVESTMENT POLICIES

  EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by in-vesting at least 65% of its assets under normal circumstances in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets and in companies with market capitalizations that exceed $300 million. Although the Equity Portfolio's holdings are drawn primarily from large company common stocks, the Portfolio may also invest in equity se-curities of other issuers and equity securities of issuers in a wide variety of industries when deemed appropriate by the Adviser. The Portfolio may also invest in convertible bonds or convertible preferred stocks.

  The Adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run. Typically, the Adviser prefers to invest in stocks of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet are attractively valued relative to the market. Normally, the Portfo-lio will be diversified and contain quality securities on balance.

  The Adviser's stock selection process combines an economic top-down approach with valuation and fundamental analysis. Through economic analysis, the Ad-viser attempts to assess which areas of the economy are expected to exhibit relative strength. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through valuation analysis, the Adviser at-tempts to seek out sectors, industries and companies in the market which rep-resent areas of undervaluation. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional mea-sures of value including price/earnings ratios, price to book ratios and divi-dend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser at-tempts to purchase stocks of companies which should benefit from economic trends which are attractively valued relative to their fundamentals and other companies in the market.

  Securities are sold when economic, valuation, and fundamental criteria are no longer met, when more attractive alternatives are found, or when risk free returns from cash equivalents appear to be more attractive.

  As risks in the marketplace increase, cash reserves can be used for defen-sive purposes. Under normal circumstances, it is anticipated that cash re-serves will represent a relatively small percentage of the Portfolio's assets as market timing is not a part of the Adviser's investment strategy.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored American Depositary Receipts ("ADRs"). (See "FOR-EIGN INVESTMENTS.")

  INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio seeks to achieve its objective by investing primarily in a diversified Portfolio of common stocks of non-United States issuers on a worldwide basis. Generally, the International Equity Portfolio will invest in equity securities of estab-lished companies listed on U.S. or foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although larger, more sea-soned or established companies will be emphasized, investments will include companies of varying size as mea-sured by assets, sales or capitalization. The Portfolio may also invest in convertible bonds, convertible preferred stocks, non-convertible preferred stocks, and fixed income securities of governments, government agencies, su-pranational agencies and companies when the Adviser believes the potential for total return will equal or exceed that available from investments in equity securities. These debt securities include those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or those of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Fixed income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. Similarly, the Portfolio may invest in cash equivalents for temporary defensive purposes and for liquidity. The Port-folio may invest in closed-end investment companies holding foreign securi-ties. The Portfolio may purchase and sell options on any of these securities.

  The Portfolio seeks to invest in companies the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from changing economic, social and political trends. In the process of selecting securities, the Adviser stresses economic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries as well. Under normal circumstances, the Portfolio will invest at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States.

  The Portfolio, to a limited extent, may enter into futures contracts and may purchase and sell put and call options on such contracts for hedging purposes. The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes and purchase foreign currencies in the form of bank deposits. See "OTHER INVESTMENT POLICIES" for a discussion of these policies and a de-scription of special considerations and risks associated with investments in foreign issues.

  FIXED INCOME PORTFOLIO. The Fixed Income Portfolio seeks to achieve its ob-jective by investing at least 65% of its assets in a diversified mix of in-vestment grade fixed income securities of varying maturities including securi-ties of the U.S. Government and its agencies, corporate bonds, CMOs, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills and certificates of deposit.

  Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Bonds rated Baa or BBB may possess speculative character-istics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grades described above. However, up to 20% of the Port-folio's assets may consist of securities rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgement, maintaining a position in the securi-ties is warranted. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Advis-er's judgement, the retention of securities is warranted. In addition, the Ad-viser may invest in preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised but the common stocks received will be sold.

  Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The fol-lowing are excerpts from the Moody's and S&P definitions for speculative grade debt obligations:

  MOODY'S:--Ba rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded." B rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small."

  S&P:--BB rated bonds have "less near-term vulnerability to default" than B or CCC rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B rated bonds have a "greater vulnerability to default" than BB rated bonds and the ability to pay interest or principal will likely be impaired by adverse business condi-tions.

  Credit quality of bonds in such ratings categories can change unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. It is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objectives. The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The structure of the Portfolio will be largely determined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, inflation expectations, government and private credit demands and global conditions. Once these factors have been carefully analyzed, an inter-nally generated outlook for the direction of interest rates is formulated and the maturity/duration of the Portfolio will be adjusted to reflect the Advis-er's outlook. Under normal market conditions, the weighted maturity range over a complete economic cycle will shift between six and twelve years. The dura-tion range over a similar time period will be four to six years.

  The Adviser also attempts to emphasize relative values within selected matu-rity ranges. Interest rate spreads between different quality ranges, by types of issues and within coupon areas are monitored, and the Portfolio will be structured to take advantage of relative values within these areas. Market-ability of individual issues and diversification within the Portfolio will be emphasized.

  While the Adviser anticipates that the majority of the assets of the Portfo-lio will be U.S. dollar denominated securities, up to 20% of the Portfolio's assets may consist of obligations of foreign governments, agencies, or corpo-rations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based securities. (See "FOREIGN INVESTMENTS" for a more detailed description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S & P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to main-tain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain ad-ditional securities to ensure that the value is in compliance with the previ-ous sentence. The use of repurchase agreements involves certain risks. For ex-ample, a default by the seller of the agreement may cause a Portfolio to expe-rience a loss or delay in the liquidation of the collateral securing the re-purchase agreement. The Portfolio might also incur disposition costs in liqui-dating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selec-tion criteria and careful monitoring procedures. The Fund has received permis-sion from the SEC to pool daily uninvested cash balances of the Fund's Portfo-lios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives pay-ment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for the Portfolios is not anticipated to exceed 150%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio, provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve special considerations not typi-cally associated with investing in U.S. companies. Since the securities of foreign companies are normally denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

  The International Equity Portfolio may invest a portion of its assets in de-veloping countries. The economies of individual developing countries may dif-fer favorably or unfavorably from the United States economy in growth of gross domestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self sufficiency and balance of payments position. Economies of developing countries generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers, ex-change controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been or may continue to be adversely affected by economic conditions in the countries with which they trade.

  The International Equity Portfolio may invest in forward foreign currency exchange contracts in order to protect against uncertainty in the level of fu-ture foreign exchange rates in the purchase and sale of investment securities. This Portfolio may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts, which protect the value of this Portfolio's investment securities against a decline in the value of a curren-cy, do not eliminate fluctuations caused by changes in the local currency prices of the securities. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might be realized should the value of such currency in-crease.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgements against foreign issuers.

  Although the Portfolios will endeavor to achieve the most favorable execu-tion costs in portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising its investments.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested and to reduce transaction costs, the In-ternational Equity Portfolio may invest in stock and bond futures and interest rate futures contracts. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce this Portfolio's overall transaction costs.

  The International Equity Portfolio will not enter into futures contract transactions provided that immediately thereafter, the sum of its initial mar-gin deposits on open contracts exceeds 5% of the market value of its total as-sets. In addition, this Portfolio will not enter into futures contracts pro-vided that its outstanding obligations to purchase securities under these con-tracts in combination with its outstanding obligations with respect to options transactions would exceed 5% of its total assets. The International Equity Portfolio will engage in futures and/or options transactions only for hedging purposes and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid second market. In the opinion of the Fund's Board of Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transac-tions traded on national exchanges and for which there appears to be a liquid secondary market.

DURATION
  Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in ad-dition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

INTEREST RATES AND CURRENCY SWAPS
  The International Equity Portfolio may enter into interest rate and/or cur-rency swaps. An interest rate swap is an agreement to exchange the interest income generated by one fixed income instrument for the interest income generated by another fixed income instrument. The currency swaps in which this Portfolio will engage will generally involve an agreement to pay interest streams calcu-lated by reference to interest income linked to a specified index in one cur-rency in exchange for a specified index in another currency.

  The use of interest rate swaps involves investment techniques and risks dif-ferent from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

  The International Equity Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to pro-tect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Since a segregated account is main-tained with respect to all interest rate and currency swaps, the Adviser be-lieves that such obligations do not constitute senior securities (as defined in the 1940 Act) and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of the Portfolio's total assets), and
      (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not incon-sistent with the 1940 Act, as amended, or the rules and regulations or interpretations of the SEC thereunder;

  (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings ex-ceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objectives and investment limitations of the Portfolios are fundamental and may be changed only with the approval of the holders of a ma-jority of the outstanding shares of such Portfolio. The Portfolios' investment policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to in-vestors. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be determined by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds, to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank

                                ABA #02100-0021

                                   UAM Funds
                             DDA Acct. #9102772952

                          Ref: Portfolio Name

                          Your Account Number

                           Your Account Name

                          Wire Control Number

  . Forward a completed Application to the UAM Funds Service Center at the address shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") at the above address or by wiring monies to the Custodian Bank using the instructions out-lined above. When making additional investments, be sure that your account number, account name, and the selected Portfolio are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to re-ject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of the exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are not subject to any restrictions upon their sale by the Port-folio under the Securities Act of 1933, or otherwise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address redemption requests to the UAM Funds Service Center. Requests to re-deem shares must include:

  . share certificates, if issued;

  . a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other supporting legal documents, if required in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven business days af-ter receipt the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind for ex-changes. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. For a copy of the Prospectus for the Portfolio(s) in which you are interested, contact the

UAM Funds Service Center. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence. An exchange into an-other UAM Funds Portfolio may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be proc-essed as of the close of business on the same day. Requests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permitted.

  For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. For a free copy contact the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Equity Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in quarterly dividends. The International Equity Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in an annual dividend. The Fixed Income Portfolio declares dividends daily and will nor-mally distribute substantially all of its net investment income (for tax pur-poses) to shareholders in monthly dividends. If any net capital gains are re-alized, each Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Thompson, Siegel & Walmsley, Inc. is a Virginia corporation formed in 1969 and is located at 5000 Monument Avenue, Richmond, Virginia 23230. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and prof-it-sharing plans, 401(k) and thrift plans, trusts, estates and other institu-tions and individuals. As of the date of this Prospectus, the Adviser had over $4.8 billion in assets under management. For further information on Thompson, Siegel & Walmsley's investment services, please call (804) 353-4500.

  The Thompson, Siegel & Walmsley, Inc. team of investment professionals is as follows:

  JOHN T. SIEGEL, CFA -- Managing Director -- Princeton University, B.A., 1961; U.S. Navy, Officer, 1961-1965; University of Virginia Graduate School of Business Administration, M.B.A., 1967; Chartered Financial Analyst; Chartered Investment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

  MATTHEW G. THOMPSON, CFA -- Managing Director -- Washington & Lee Universi-ty, B.S. Commerce, 1964; University of Virginia Graduate School of Business Administration, M.B.A., 1966; Chartered Financial Analyst; Chartered Invest-ment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

  JERRY W. JENKINS -- Senior Vice President -- Hampden-Sydney College, B.A. Economics, 1967; National Graduate Trust School, Northwestern University, 1972; The Executive Program, The Darden School, University of Virginia, 1982; Thompson, Siegel & Walmsley, Inc. 1993 -- Present.

  HORACE P. WHITWORTH, II, CFA, CPA -- Vice President -- University of Virgin-ia, B.S. Commerce, 1978; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986 -- Present.

  PAUL A. FERWERDA, CFA -- Vice President -- Auburn University, B.S. Finance, 1979; Duke University, Fuqua School of Business, M.B.A., 1982; Chartered Fi-nancial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1987 -- Present.

  PETER D. HARTMAN, CFA -- Vice President -- University of North Carolina, B.S. Business Administration, 1975; State University of New York, M.A., 1980; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1991 -- Pres-ent.

  CHARLES A. GOMER, III -- Vice President -- University of North Carolina, Chapel Hill, A.B., 1971; University of Richmond, M.S., 1978; Thompson, Siegel & Walmsley, Inc. 1991 -- Present.

  G.D. ROTHENBERG, CFA -- Vice President -- University of Virginia, B.A., 1975; UCLA Graduate School of Management, M.B.A., 1979; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1992 -- Present.

  ELIZABETH CABELL JENNINGS, CFA -- Vice President -- The College of William and Mary, B.A. Economics, 1985; Chartered Financial Analyst; Chartered Invest-ment Counsel; Thompson, Siegel & Walmsley, Inc., 1986 -- Present.

  ALAN C. ASHWORTH, CFA -- Vice President -- The College of William and Mary, B.B.A. Management, 1985; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1987 -- Present.

  STUART R. DAVIES, CFA -- Vice President -- Birmingham-Southern College, B.S. Chemistry/Economics, 1985; Virginia Commonwealth University, M.S. Finance, 1994; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc. 1992 -- Present.

  JOHN G. JORDAN, III, CFA -- Portfolio Manager/Analyst -- University of Vir-ginia, B.S., Commerce, 1990; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1991 -- Present.

  J. SHELTON HORSLEY, IV, Portfolio Manager/Analyst -- University of Virginia, B.A., 1985; University of Virginia, M.B.A., 1991; Thompson, Siegel & Walmsley, Inc., 1994 -- Present.

  BRANDON H. HARRELL, CFA -- Portfolio Manager/Analyst -- Wake Forest Univer-sity, B.A. Economics, 1982; George Mason University, M.B.A., 1990; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1996 --Present.

  Investment committees are primarily responsible for the day-to-day manage-ment of the Equity Portfolio and the Fixed Income Portfolio. G.D. Rothenberg and Stuart R. Davies are primarily responsible for the day-to-day management of the International Equity Portfolio and have been since its inception in De-cember of 1992. Prior to joining the Adviser in 1992, Mr. Davies served in the capacities of Vice President, Portfolio Manager and Securities Analyst at Cap-itoline Investment Services, Inc. Prior to joining the Adviser in 1992, Mr. Rothenberg was involved in international investment management at Scudder, Stevens & Clark, Inc.

  Under Investment Advisory Agreements with the Fund dated as of November 25, 1991 and November 3, 1992, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated invest-ment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments. The fee is calculated by apply-ing the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   Equity Portfolio....................................................... 0.75%
   International Equity Portfolio......................................... 1.00%
   Fixed Income Portfolio................................................. 0.45%

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Equity Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Equity Portfolio. Further, the separately man-aged accounts are not subject to investment limitations, diversification re-quirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have low-ered the returns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Equity Portfolio or the return an investor might achieve by investing in the Equity Portfolio.

             THOMPSON, SIEGEL & WALMSLEY, INC. -- EQUITY COMPOSITE
                (PERCENTAGE RETURNS OF NET OF MANAGEMENT FEES)

                                                   THOMPSON, SIEGEL &
   ONE YEAR PERIOD THROUGH:                          WALMSLEY, INC.   S&P 500
   ------------------------                        ------------------ --------
   9/30/90........................................       (3.00)%       (9.40)%
   9/30/91........................................       28.90 %       31.00 %
   9/30/92........................................       12.70 %       11.00 %
   9/30/93........................................       14.50 %       13.00 %
   9/30/94........................................        4.40 %        3.70 %
   9/30/95........................................       20.50 %       29.80 %
   9/30/96........................................       19.50 %       20.30 %
   Year to Date (1/1/96-9/30/96)..................       12.60 %       13.50 %
   Annualized.....................................       13.49 %       13.39 %
   Cumulative.....................................      142.55 %      141.06 %
   Seven-Year Mean................................       13.93 %       14.20 %
   Value of $1 invested during 7 years (9/30/89-
     9/30/96).....................................      $ 2.43        $ 2.41

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market Value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on September 30, 1989 had grown to $2.41 by September 30, 1996.

3. The SEVEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown was 0.48% or 48 basis points. During the period, fees on the Adviser's individual ac-counts ranged from 1.0% to 0.20% (100 basis points to 20 basis points). Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Fixed Income Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Fixed Income Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Fixed Income Portfolio. Further, the separately managed accounts are not subject to investment limitations, diver-sification requirements and other restrictions imposed by the Investment Com-pany Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results pre-sented are not intended to predict or suggest the return to be experienced by the Fixed Income Portfolio or the return an investor might achieve by invest-ing in the Fixed Income Portfolio.

          THOMPSON, SIEGEL & WALMSLEY, INC. -- FIXED INCOME COMPOSITE
                (PERCENTAGE RETURNS OF NET OF MANAGEMENT FEES)

                                                               LEHMAN BROTHERS
                                            THOMPSON, SIEGEL &   GOVERNMENT/
   ONE YEAR PERIOD THROUGH:                   WALMSLEY, INC.   CORPORATE INDEX
   ------------------------                 ------------------ ---------------
   9/30/90.................................       6.50 %            6.80 %
   9/30/91.................................      16.90 %           15.90 %
   9/30/92.................................      14.50 %           13.20 %
   9/30/93.................................      10.50 %           11.40 %
   9/30/94.................................      (4.00)%           (4.20)%
   9/30/95.................................      13.90 %           14.30 %
   9/30/96.................................       4.50 %            4.50 %
   Year to Date (1/1/96-9/30/96)...........        .10 %             .10 %
   Annualized..............................       8.76 %            8.64 %
   Cumulative..............................      79.99 %           78.61 %
   Seven-Year Mean.........................       8.97 %            8.840%
   Value of $1 invested during 7 years
     (9/30/89-9/30/96).....................      $1.80             $1.79

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration institute, and the Investment Counsel Association of America. Market Value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on September 30, 1989 had grown to $2.41 by September 30, 1996.

3. The SEVEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX is an unmanaged index which assumes reinvestment of dividends and is generally considered representa-tive of securities similar to those invested in by the Adviser for the pur-pose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown was 0.50% or 50 basis points. During the period, fees on the Adviser's individual ac-counts ranged from 1.0% to 0.20% (100 basis points to 20 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   Equity Portfolio....................................................... 0.06%
   International Equity Portfolio......................................... 0.06%
   Fixed Income Portfolio................................................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create additional Portfolios and Classes of shares at its discretion.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank is Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 DSI Balanced Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center

  c/o Chase Global Funds Services Company

  P.O. Box 2798

  Boston, MA 02208-2798

  1-800-638-7983

  Investment Adviser
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230
  (804) 353-4500

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110


  PROSPECTUS

  January 3, 1997

                                 APPLICATION
                          INSTITUTIONAL CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds               Express Mail: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

                 FOR HELP WITH THIS APPLICATION, OR FOR MORE
                INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------
--------------------------------------------------------------------------------
  1  YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
 [_] Individual or Joint Account

     ---------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Owner's Social Security Number


     ---------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------
     Beneficiary's Name

            -
     -------------------------              ------------------------------
     Taxpayer's ID                          Date of Trust Agreement


 [_] Corporation, Partnership or Other Entity

     Type:   [_] Corp.    [_] Partnership      [_] Other


     ---------------------------------------------------------------------
     Name of Corp. or Other Entity

            -                                [_] Exempt [_] Non-Exempt
     ---------------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.
--------------------------------------------------------------------------------
  2  ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------
     City                        State                         Zip Code

     (      )                            (      )
     --------------------------------    ---------------------------------
     Daytime Phone                       Evening Phone

     Citizenship: [_] U.S.  [_] Resident-    [_] Non-      ---------------
                                Alien            Resident  Specify Country
                                                 Alien

--------------------------------------------------------------------------------
  3  INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

____________________________________________________       $______
____________________________________________________       $______
                                                TOTAL      $______
--------------------------------------------------------------------------------
  4  METHOD OF PAYMENT
--------------------------------------------------------------------------------
 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  5  DISTRIBUTIONS
--------------------------------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested [_] paid in cash
  All capital gains are to be    [_] reinvested [_] paid in cash

--------------------------------------------------------------------------------
  6  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                [_] Telephone Redemption
 [_] a. Mail proceeds to name and address in which account is registered.
 [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address

                                 (      )
------------------------------   ----------------------------------------------
Account Number                   Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
  7  OPTIONAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Owner's Occupation                                 Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation                     Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address

--------------------------------------------------------------------------------
  8  SIGNATURE(S)
--------------------------------------------------------------------------------
[_] I/We have full authority and legal capacity to purchase Fund shares.
[_] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
[_] UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
    A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
    B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------------------   ----------------------
Signature (Owner, Trustee, etc.)                        Date

-----------------------------------------------------   ----------------------
Signature (Joint Owner, Co-trustee, etc.)               Date

--------------------------------------------------------------------------------
  9  INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address               City                 State                 Zip Code
--------------------------------------------------------------------------------

                                                       UAM Funds Service Center

                                 APPLICATION
                      INSTITUTIONAL SERVICE CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds               Express Mail: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

                 FOR HELP WITH THIS APPLICATION, OR FOR MORE
                INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------
--------------------------------------------------------------------------------
  1  YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
 [_] Individual or Joint Account

     ---------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Owner's Social Security Number


     ---------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------
     Beneficiary's Name

            -
     -------------------------              ------------------------------
     Taxpayer's ID                          Date of Trust Agreement


 [_] Corporation, Partnership or Other Entity

     Type:   [_] Corp.    [_] Partnership      [_] Other


     ---------------------------------------------------------------------
     Name of Corp. or Other Entity

            -                                [_] Exempt [_] Non-Exempt
     ---------------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.
--------------------------------------------------------------------------------
  2  ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------
     City                        State                         Zip Code

     (      )                            (      )
     --------------------------------    ---------------------------------
     Daytime Phone                       Evening Phone

     Citizenship: [_] U.S.  [_] Resident-    [_] Non-      ---------------
                                Alien            Resident  Specify Country
                                                 Alien

--------------------------------------------------------------------------------
  3  INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

____________________________________________________       $______
____________________________________________________       $______
                                                TOTAL      $______
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  4  METHOD OF PAYMENT
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 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
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  5  DISTRIBUTIONS
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 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested [_] paid in cash
  All capital gains are to be    [_] reinvested [_] paid in cash

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  6  TELEPHONE REDEMPTION AND EXCHANGE
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I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                [_] Telephone Redemption
 [_] a. Mail proceeds to name and address in which account is registered.
 [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

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Bank Name

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Bank Address

                                 (      )
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Account Number                   Bank Phone

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Name(s) in which Account is Registered

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Bank Transit Routing Number (ABA #)

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  7  OPTIONAL INFORMATION
--------------------------------------------------------------------------------

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Owner's Occupation                                 Owner's Date of Birth

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Employer's Name

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Employer's Address

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Joint Owner's Occupation                     Joint Owner's Date of Birth

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Joint Owner's Employer's Name

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Joint Owner's Employer's Address

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  8  SIGNATURE(S)
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[_] I/We have full authority and legal capacity to purchase Fund shares.
[_] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
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[_] UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
    A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
    B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
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THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

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Signature (Owner, Trustee, etc.)                        Date

-----------------------------------------------------   ----------------------
Signature (Joint Owner, Co-trustee, etc.)               Date

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  9  INTERESTED PARTY/BROKER-DEALER
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Name

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Address               City                 State                 Zip Code
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                                                       UAM Funds Service Center

                            APPLICATION INSTRUCTIONS
--------------------------------------------------------------------------------
         IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE
         PLEASED TO HELP YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
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 1 NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:
                 ++
 . individual      +     Supply the Social Security Number of the
 . joint tenants   ++    registered account owner who is to be taxed.
                  +
                 ++

                 ++
 . a trust         +
 . a corporation,  +     Supply the Taxpayer Identification Number of
  partnership,    ++    the legal entity or organization that will
  organization,   +     report income and/or capital gains.
  fiduciary       +
                 ++

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

Redemption Authorizations. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.


 2 Your Mailing Address. Please be sure to provide us with the address at which you wish to receive your mail.


 3 Your Investment. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.


 4 Establishing Your Account.
   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.

 5 Receiving Your Dividends and Capital Gains. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.


 6 Telephone Redemption and Exchange. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.

 7 Employment Information. It is required by the National Association of Se-curities Dealers, Inc. to request this information.

 8 Your Signature(s). Please be sure to sign this application. If the account is registered in the name of:

   .an individual, the individual should sign

   .joint tenants, both should sign

   .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

   .a corporation or other organization, an officer should sign (please indi-cate corporate office or title)

 9 Interested Party/Broker-Dealer. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                                 --IMPORTANT--

   REGULAR MAIL: UAM Funds P.O. Box 2798 Boston, MA 02208-2798

   EXPRESS MAIL: UAM Funds 73 Tremont Street, 9th Floor Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 43

                                     PART B

The following Statements of Additional Information are included in this Post-Effective Amendment No. 43:

     .    Acadian Portfolios Institutional Class Shares
     . C & B Equity, C & B Balanced, C & B Equity for Taxable Investors, and C & B Mid Cap Equity Portfolios Institutional Class Shares
     . DSI Portfolios Institutional Class Shares and DSI Disciplined Value Portfolio Institutional Service Class Shares
     . FMA Small Company Portfolio Institutional Class Shares and Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares
     .    ICM Equity and ICM Small Company Portfolios Institutional Class Shares
     .    McKee Portfolios Institutional Class Shares
     . NWQ Portfolios Institutional Class Shares and Institutional Service Class Shares
     .    Rice, Hall, James Portfolios Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     . Sirach Portfolios Institutional Class Shares and Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios Institutional Service Class Shares
     . Sterling Partners' Portfolios Institutional Class Shares and Institutional Service Class Shares
     .    TS&W Portfolios Institutional Class Shares



The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

     . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

     . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                    PART B

                                   UAM FUNDS

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                              ACADIAN PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES

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            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Acadian Portfolios dated January 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  15
Shareholder Services.......................................................  16
Investment Limitations.....................................................  17
Management of the Fund.....................................................  19
Investment Adviser.........................................................  22
Portfolio Transactions.....................................................  24
Administrative Services....................................................  24
Performance Calculations...................................................  25
General Information........................................................  28
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the Acadian Emerging Markets and Acadian International Equity Portfolios (the "Acadian Portfolios") as set forth in the Acadian Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable de-posits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal De-posit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Port-folio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Ad-ministration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennes-see Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

HEDGING STRATEGIES
  Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transac-tions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associ-ated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, the Portfolios may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the Portfolios may be affected favor-ably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a spe-cific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market con-ducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

  The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the pur-chase or sale of a security denominated in a foreign currency, or when a Port-folio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an ad-verse change in the relationship between the U.S. dollar and the subject for-eign currency during the period between the date on which the security is pur-chased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities in-volved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Port-folio may enter into forward contracts to protect the value of portfolio secu-rities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward con-tracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a for-ward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custo-dian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

  The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign cur-rency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to pur-chase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  Each of the Portfolios' dealings in forward foreign currency exchange con-tracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to mini-mize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS
  Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agen-cy.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio ex-pects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Portfolio. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evi-dence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs in-curred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Portfolios will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addi-tion, the Portfolios will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The Portfolios will minimize the risk that they will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insuffi-cient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvanta-geous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently asso-ciated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures con-tracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS
  The Portfolios may purchase and sell put and call options on futures con-tracts for hedging purposes. Investments in options involve some of the same considera-tions that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS
  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price in-crease in the underlying security above the option exercise price. In addi-tion, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's posi-tion as the writer of an option by means of an offsetting purchase of an iden-tical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying se-curity declining.

  Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its cus-todian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying secu-rity at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS
  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will de-pend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the op-tion it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment port-folio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES
  The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a de-cline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does de-cline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securi-ties to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The pur-chase of such options could offset, at least partially, the effects of the ad-verse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign cur-rency options will be reduced by the amount of the premium and related trans-action costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

  Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctu-ations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of port-folio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against an antici-pated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will con-stitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the un-derlying currency at a loss which may not be offset by the amount of the pre-mium. Through the writing of options on foreign currencies, a

Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without addi-tional cash consideration (or for additional cash consideration held in a seg-regated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

  Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign cur-rency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Options on foreign currencies and forward contracts are not traded on con-tract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although for-eign currency options are also traded on certain national securities ex-changes, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading en-vironment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial invest-ments, due to the margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corpo-ration ("OCC"), thereby reducing the risk of counterparty default. Further-more, a liquid secondary market in options traded on a national securities ex-change may be more readily available than in the over-the-counter market, po-tentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market de-scribed above, as well as the risks regarding adverse market movements, mar-gining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the- counter market. For exam-ple, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settle-ment of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and set-tlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, futures contracts, options on futures contracts, forward con-tracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfo-lio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exer-cise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS
  Except for transactions the Portfolios have identified as hedging transac-tions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordi-nary income. Furthermore, foreign currency futures contracts which are in-tended to hedge against a change in the value of securities held by a Portfo-lio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or curren-cies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposi-tion of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of in-vesting in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recog-nized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures trans-actions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

SWAP CONTRACTS

  Each Portfolio may enter into Swap Contracts. A swap is an agreement to ex-change the return generated by one instrument for the return generated by an-other instrument. The payment streams are calculated by reference to a speci-fied index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices, fixed income in-dices, and stock indices (as well as amounts derived from arithmetic opera-tions on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

  The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obli-gations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obliga-tions, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions.

  Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss con-sists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the trans-action. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

  The use of swaps may involve investment techniques and risks different from those associated with other portfolio transactions. If the Adviser is incor-rect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.

                              PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $100,000 with certain excep-tions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. Eastern Time (ET) close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: President's Day, February 17, 1997; Good Friday, March 28 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; La-bor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming share-holder would normally incur brokerage expenses if these securities were con-verted to cash.

  No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. Signature guarantees are required for (1) redemptions where the pro-ceeds are to be sent to someone other than the registered shareowner(s) or the registered ad-dress or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-nature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Serv-ices" in the Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Acadian Portfolio may be exchanged for Institutional Class Shares of the other Acadian Portfolio. In addition, Insti-tutional Class Shares of each Acadian Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds --Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder, and the reg-istration of the two accounts will be identical. Requests for exchanges re-ceived prior to 4:00 p.m. Eastern Time (ET) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be proc-essed on the next business day. Neither the Fund nor the CGFSC will be respon-sible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's invest-ment limitations.

  A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940
Act) of that Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not funda-mental, and may be changed without the consent of shareholders.

  AS A MATTER OF FUNDAMENTAL POLICY, EACH PORTFOLIO WILL NOT:

  (1)  invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repur-chase agreements, subject to the limitation described in (f) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other finan-cial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Com-mission thereunder;

  (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (this re-striction is not applicable to the Acadian Emerging Markets Portfo-
       lio);

  (5) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof) (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

  (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combina-tion do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

  (7) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

  (8)  underwrite the securities of other issuer; and

  (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions.

  AS A MATTER OF NON-FUNDAMENTAL POLICY, EACH PORTFOLIO WILL NOT:

  (a) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures con-tracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be ex-cluded in computing such 5% and (ii) not more than 20% of the Portfo-lio's assets are invested in stock or bond futures and options;

  (b)  purchase on margin or sell short except as specified in (a) above;

  (c) purchase additional securities when borrowings exceed 5% of total gross assets;

  (d) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  (e) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  (f) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (g) invest for the purpose of exercising control over management of any company;

  (h) (with respect to the Acadian Emerging Markets Portfolio) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, with respect to 50% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the outstanding vot-ing securities of such issuer, or with respect to the remaining 50% of its total assets, more than 25% of the value of its total assets would be invested in the securities of any single issuer; and

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

JOHN T. BENNETT, JR.    Director of the Fund; President of Squam
College Road-RFD 3      Investment Management Company, Inc. and
Meredith, NH 03253      Great Island Investment Company, Inc.;
Age: 67                 President of Bennett Management Company
                        from 1988 to 1993.
PHILIP D. ENGLISH       Director of the Fund; President and Chief
16 West Madison Street  Executive Officer of Broventure Company,
Baltimore, MD 21201     Inc.; Chairman of the Board of Chektec
Age: 47                 Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK        Director of the Fund; Partner in the
4000 Bell Atlantic Tower  Philadelphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54
NORTON H. REAMER*         Director, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Management
Age: 60                   Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square
Boston, MA 02111          Investors Corporation since 1988; Director
Age: 52                   and Chief Executive Officer of H.T.
                          Investors, Inc., formerly a subsidiary of
                          Dewey Square.
WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
One International Place   President and Chief Financial Officer of
Boston, MA 02110          United Asset Management Corporation.
Age: 49
GARY L. FRENCH*           Treasurer of the Fund; President of UAM
211 Congress Street       Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Vice President of
Age: 45                   Operations, Development and Control of
                          Fidelity Investments in 1995; Treasurer of
                          the Fidelity Group of Mutual Funds from
                          1991 to 1995.
ROBERT R. FLAHERTY*       Assistant Treasurer of the Fund; Vice
211 Congress Street       President of UAM Fund Services, Inc.,
Boston, MA 02110          former Manager of Fund Administration and
Age: 32                   Compliance of Chase Global Fund Services
                          Company from 1995 to 1996; Deloitte &
                          Touche LLP from 1985 to 1995 formerly,
                          Senior Manager.
MICHAEL DEFAO*            Secretary of the Fund; Vice President and
211 Congress Street       General Counsel of UAM Fund Services, Inc.
Boston, MA 02110          and UAM Fund Distributors, Inc.; Associate
Age: 28                   Attorney of Ropes & Gray (a law firm) from
                          1993 to 1995.
KARL O. HARTMANN*         Assistant Secretary of the Fund; Senior
73 Tremont Street         Vice President and General Counsel of Chase
Boston, MA 02108          Global Funds Services Company; Senior Vice
Age: 41                   President, Secretary and General Counsel of
                          Leland, O'Brien, Rubinstein Associates,
                          Inc. from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

  As of December 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and the UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and em-ployees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collec-tively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director
Philip D. English.......     $25,463               0                 0              $30,500
 Director
William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord 5% or more of the shares of a Portfolio:

  Acadian Emerging Markets Portfolio: UNISYS, Attn: Gary Biscoll, Township Line & Union Meeting Road, P.O. Box 500, Blue Bell, PA, 61%; RJR Nabisco Inc., Defined Benefit Master Trust, 301 North Main Street, Winston Salem, NC, 11.9%; Wachovia Bank of N.C., Trustee for US Air Inc., 301 N. Main Street, Winston-Salem, NC, 5.8%* and Charles Schwab & Co. Inc., FBO Customers-Reinvest Ac-count, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 5.5%*.

  Acadian International Equity Portfolio: Bankers Trust Company, Trustee, FBO Premark International Master Pension Trust, 34 Exchange Pl 4th Floor, Jersey City, NJ, 83.3%*; Bankers Trust Company, Trustee, FBO Tupperware Corp. Base Retirement Trust, 34 Exchange Place, 4th Floor, Jersey City, NJ, 5.8%*; Ellard & Co., PO Box 3199, C/O Fiduciary Trust Co. Intl., Church Street Station, New York, NY, 5.5%*.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Acadian Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional in-vestment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser's investment philosophy follows a rigorous, proven approach which it calls Enhanced Value Investing. The Adviser believes that over the long term, empirical evidence shows that value investing results in superior returns. The Adviser enhances the efficacy of time-proven fundamental value measures by incorporating a number of growth-related factors, such as price momentum and trends in analysts' earnings estimates, to target undervalued companies that also have strong prospects for future outperformance. The Ad-viser's approach is implemented via a highly disciplined and structured proc-ess, which utilizes proprietary sophisticated technology and a multi-factor model for investment decision-making.

The Adviser maintains 25 years of proprietary data on over 16,000 securities and 40 countries. From over a decade of detailed statistical analysis of this data, the Adviser has isolated the investment factors it believes are most likely to lead to superior investment returns. In the Adviser's unique proc-ess, these factors are weighted and combined on a market-by-market basis to identify the most attractive securities in each market.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: USAir, Inc., E.I. DuPont de Nemours Co., Inc., Fluor Corporation, RJR Nabisco and SEI Investment Manage-ment.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   Acadian Emerging Markets Portfolio..................................... 1.00%
   Acadian International Equity Portfolio................................. 0.75%

  for the first $50 million in average daily net assets, 0.65% for the next $50 million of average daily net assets, 0.50% for the next $100 million average daily net assets and 0.40% of the average daily net assets in excess of over $200 million.

  For the fiscal year ended October 31, 1994, neither Portfolio paid an advi-sory fee. During this period, the Adviser voluntarily waived advisory fees of $47,000 for the Acadian Emerging Markets Portfolio and $17,000 for the Acadian International Equity Portfolio. For the fiscal years ended October 31, 1995, the Acadian Emerging Markets Portfolio and Acadian International Equity Port-folio paid advisory fees of approximately $112,000 and $0, respectively. Dur-ing this period, the Adviser voluntarily waived advisory fees of approximately $74,000 for the Acadian Emerging Markets Portfolio and $18,000 for the Acadian International Equity Portfolio. For the fiscal year ended October 31, 1996, the Acadian Emerging Markets and International Equity Portfolios paid advisory fees of $551,585 and $0, respectively. During the same period, the Adviser voluntarily waived advisory fees of $0 and $90,328 for the Emerging Markets and International Equity Portfolios, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, the Portfolios may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio or-ders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, pro-vided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 bil-lion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, 1995 and 1996, administra-tive services fees paid to the Administrator by the Acadian Emerging Markets and the Acadian International Equity Portfolios totaled $41,000, $71,000 and $105,671, and $53,000, $77,000, and $93,183, respectively. Of the fees paid in the fiscal year ended October 31, 1996, Acadian Emerging Markets Portfolio paid $83,905 to CGFSC and $21,766 to UAMFSI, and Acadian International Equity Portfolio paid $87,678 to CGFSC and $5,505 to UAMFSI. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  Each Portfolio may from time to time quote various performance figures to illustrate past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis. The average annual total rates of returns for the Acadian Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein, are as follows:

                                                SINCE INCEPTION
                                                 THROUGH YEAR
                                   ONE YEAR          ENDED
                                    ENDED         OCTOBER 31,
                               OCTOBER 31, 1996       1996      INCEPTION DATE
                               ---------------- --------------- --------------
Acadian International Equity
  Portfolio...................      14.13%           9.48%         3/29/93
Acadian Emerging Markets
  Portfolio...................       8.72%           6.22%         6/17/93

  These figures were calculated according to the following formula:

  P (1 + T)n = ERV

where:

     = a hypothetical initial payment of $1,000
     P
     = average annual total return
     T
     = number of years
     n
     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).
   ERV

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividends.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index --re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (h) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (i) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (j) The Salomon-Russell Broad Market Index (BMI) -- measures the perfor-mance of approximately 4,500 institutionally investable equity securi-ties in 23 worldwide local markets whose combined total available mar-ket capitalization exceeds $106 million. The BMI is split into two ma-jor components. The Primary Market Index defines the large stock uni-verse, representing the top 80% of the available capital of the BMI in each country. The Extended Market Index represents the remaining 20% of the available capital that defines the small stock universe.

  (k) International Finance Corporation Indices (IFC) -- measure the perfor-mance of 800 stocks in over 20 emerging equity markets.

  (l) Morgan Stanley Capital International Emerging Market Indices -- repre-sent the local industry composition in emerging market countries. The indices aim to cover 60% of the available total market capitalization of each local market and currently include returns on 13 emerging eq-uity markets.

  (m) The Morgan Stanley Capital International Europe 13 Index -- is an un-managed index composed of the securities listed on the stock exchanges of the following countries: Australia, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Swit-zerland and the United Kingdom.

  (n) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (o) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (p) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (q) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (r) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (s) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (t) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assur-ance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains.

(See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distri-butions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of such Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolios of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In ad-dition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's an-nual gross income.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                         SHARES      VALUE+

------------------------------------------------------------------------------
 COMMON STOCKS (86.1%)
------------------------------------------------------------------------------
 ARGENTINA (5.5%)
  Astra Cia Argentina de Petro........................     178,280 $   320,955
  Banco de Galicia y Buenos Aires S.A., Class B.......      70,069     322,369
 *Bansud S.A., Class B................................       4,201      42,017
  Capex S.A., Class A.................................       8,500      61,635
  Central Puerto S.A., Class B........................      78,000     228,187
  Cia Naviera Perez Companc, Class B..................     108,761     690,743
  Citicorp Equity Investments S.A., Class B...........      19,635      63,824
 *Indupa S.A. ........................................     142,100      75,751
 *Ipako Industrias Petroquimicas Argentina S.A. ......      26,100      93,975
  Juan Minetti S.A. ..................................      23,902      71,717
  Molinos Rio de la Plata S.A., Class B...............      56,583     178,265
  Siderca S.A., Class A...............................     232,900     368,041
  Telecom Argentina S.A., Class B.....................      23,100      87,216
  Telefonica de Argentina, Class B....................     183,900     428,556
  Transportadora de Gas del Sur S.A., Class B.........     138,200     324,822
  YPF S.A., Class D...................................      22,100     506,171
                                                                   -----------
                                                                     3,864,244
------------------------------------------------------------------------------
 BRAZIL (5.7%)
 *Albarus S.A. .......................................     212,000     183,666
  Alparagatas S.A. ...................................     980,000      58,191
  Banco Itau S.A. ....................................      98,000      38,063
  Brahma..............................................     305,172     188,634
  Brasilit S.A. ......................................     229,250     368,210
  Cia Acos Especiais--Acesita.........................  34,335,000      70,187
  Cia Antarctica Paulista--Industria..................       1,400     121,561
  Cia Petroquimica Do Sul.............................   6,600,000     350,141
  Cia Siderurgica Nacional............................  13,300,000     330,137
  Cia Vidraria Santa Marina...........................      37,000     121,737
  Cigarros Souza Cruz.................................      11,000      66,173

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 BRAZIL--(CONTINUED)
  Eletrobras..........................................    2,000,000 $   621,045
 *Light Participacoes S.A. ...........................    1,015,000     159,764
  Light Servicos Electricas...........................    1,000,000     330,965
  Mineracao da Trindade-Samitri.......................    4,305,000     134,099
 *Santista Alimentos S.A. ............................      137,000     278,721
 *Serrana S.A. .......................................      131,000     116,042
  Telebras............................................    1,511,794      92,123
 *Telecomunicacoes do Rio de Janeiro S.A. ............      600,000      58,114
  White Martins S.A. .................................  203,300,000     314,658
                                                                    -----------
                                                                      4,002,231
-------------------------------------------------------------------------------
 CHINA (5.9%)
  Guangdong Electric Power Development Co., Ltd.,
    Class B...........................................      202,000     139,775
 *Jilin Chemical Industrial Co., Ltd., Class H........    1,500,000     199,827
 *Maanshan Iron & Steel Co., Class H..................    3,380,000     603,283
  Shanghai Dajiang Group Co., Ltd., Class B...........      180,890      72,356
  Shanghai Dazhong Taxi Co., Class B..................      173,455     105,808
 *Shanghai Haixing Shipping Co., Class H..............    6,900,000     508,685
  Shanghai Jinqiao Export Processing Zone Development
    Co., Ltd., Class B................................      281,000     103,970
  Shanghai Petrochemical Co., Ltd., Class H...........    2,850,000     764,871
 *Shanghai Shangling Electric Appliances Co., Ltd.,
    Class B...........................................      284,000      98,832
 *Shanghai Tyre & Rubber Co., Ltd., Class B...........      500,000     121,000
  Shanghai Waigaoqiao Free Trade Zone Development Co.,
    Ltd., Class B.....................................      353,360     127,210
 *Shanghai Yaohua Pilkington Glass Co., Ltd., Class
    B.................................................      313,000     149,614
  Shenzhen China Bicycle Co., Ltd., Class B...........      624,000     156,571
 *Tsingtao Brewing Co., Ltd., Class H.................      992,000     356,040
  Yizheng Chemical Fibre Co., Ltd., Class B...........    2,566,000     594,065
                                                                    -----------
                                                                      4,101,907
-------------------------------------------------------------------------------

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 GREECE (5.3%)
  Alpha Investment S.A. ...............................       1,600 $    21,155
  Commercial Bank of Greece S.A. ......................      16,440     447,528
  Credit Bank of Athens................................      17,990   1,149,617
  Elais Olegiaous Co. .................................       1,000      29,471
  Ergo Bank S.A. ......................................      13,100     769,114
  Hellas Can Packaging Manufacturers...................       1,000      18,183
  Hellenic Bottling Co. S.A. ..........................      15,000     483,057
  Hellenic Technodomiki................................       1,000      14,715
  Heracles General Cement Co. S.A. ....................       4,700      59,279
  Intracom S.A. .......................................       9,400     240,869
  Ionian Bank..........................................       2,616      41,243
  National Bank of Greece..............................       4,400     279,324
  Strintzis Lines......................................       3,600      13,970
  Titan Cement Co. ....................................       1,600      90,674
                                                                    -----------
                                                                      3,658,199
-------------------------------------------------------------------------------
 HONG KONG (0.9%)
 *Qingling Motors Co., Class H.........................   1,510,000     634,725
-------------------------------------------------------------------------------
 HUNGARY (1.2%)
 *Danubius Hotels Rt...................................       5,300     108,205
  EGIS Rt..............................................       5,900     364,214
 *Fotex Rt Budapest....................................      33,000      21,684
  Gedeon Richter Ltd. GDS..............................       2,700     145,125
 *Pick Szeged Rt GDR...................................       2,100      94,677
  Primagaz Rt..........................................       2,475     106,797
                                                                    -----------
                                                                        840,702
-------------------------------------------------------------------------------
 INDONESIA (3.2%)
  Argha Karya Prima Industry (Foreign).................      27,500      42,816
  Astra International (Foreign)........................      43,200      89,990
  Bank Dagang Nasional (Foreign).......................     182,000     128,981
  Barito Pacific Timber (Foreign)......................     349,000     202,362
  Dharmaal Intiland (Foreign)..........................      41,500      52,137

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 INDONESIA--(CONTINUED)
  Gadjah Tunggal (Foreign).............................     174,000 $    74,734
  Hanjaya Mandala Sampoerna (Foreign)..................      26,250     244,094
  Indah Kiat Pulp & Paper Co. (Foreign)................     353,735     277,275
  Indosat (Foreign)....................................      15,000      45,420
  Inti Indorayon Utama (Foreign).......................      69,000      62,236
  Kalbe Farma (Foreign)................................      22,000      25,985
  Mayora Indah Co. (Foreign)...........................      40,560      16,550
  Pabrik Kertas Tjiwi Kimia (Foreign)..................     216,712     223,390
  Polysindo Eka Perkasa (Foreign)......................     108,000      57,983
  Putra Surya Perkasa (Foreign)........................     515,500     492,639
  SMART Corp. (Foreign)................................      48,000      32,986
  Tempo Scan Pacific (Foreign).........................      54,000      89,296
  United Tractors (Foreign)............................      20,500      38,082
                                                                    -----------
                                                                      2,196,956
-------------------------------------------------------------------------------
 KOREA (7.7%)
  Commercial Bank of Korea.............................      31,000     267,112
  Central Investment & Finance.........................       3,613      60,501
  Cheil Industrial, Inc. ..............................      14,500     218,204
  Daewoo Corp. ........................................      27,100     230,218
  Dongbu Steel Co. ....................................       3,960      63,437
  Hyundai Engineering & Construction Co. ..............       5,000     145,631
 *Hanjin Shipping Co., Ltd. ...........................       4,000      90,777
 *Hanjin Transportation Co. ...........................       2,060      45,000
  Korea Exchange Bank..................................      20,000     196,845
  Korea Express (The) Co. .............................       7,000     215,777
  Korea Long Term Credit Bank..........................      11,000     237,621
  Keum Kang Development Industries Co. ................      14,400     242,913
  Korea Eelectric Power Corp. .........................      18,000     530,825
  Korea Kumho Petrochemical Co. .......................      16,000     138,835
  LG Electronics.......................................      15,700     259,126
  LG International Corp. ..............................      20,000     200,485
  Mando Machinery Corp. ...............................       2,100      95,061

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 KOREA--(CONTINUED)
 *Samsung Corp. .......................................      16,000 $   231,068
  Samsung Display Devices Co. .........................       4,000     252,427
  Samsung Electro-Mechanics Co. .......................       9,000     233,738
 *Samsung Electronics..................................       3,700     260,886
  Samsung Electronics (New)............................         512      35,107
 *Samsung Heavy Industries.............................         746       9,144
  Shinhan Investment & Finance.........................      12,495     239,589
  Shinsegae Department Store Co. ......................       4,000     213,592
  Ssangyong Cement Co., Ltd. ..........................      12,000     222,816
  Ssangyong Oil Refining Co., Ltd. ....................       3,300      74,090
  Tai Han Electric Wire Co. ...........................       6,700     112,209
  Tongyang Investment & Finance........................       2,813      39,935
 *Yuhan Corp. .........................................       1,227      68,497
 *Yuhan Corp. (New)....................................         122       6,233
  Yukong Ltd. .........................................       5,405     126,597
                                                                    -----------
                                                                      5,364,296
-------------------------------------------------------------------------------
 MALAYSIA (11.6%)
  Bandar Raya Developments Bhd. .......................      60,000     116,390
  Berjaya Group Bhd. ..................................     288,000     204,086
  Boustead Holdings Bhd. ..............................     132,000     276,960
  Cement Industries of Malaysia Bhd. ..................      27,000      84,976
  Commerce Asset Holding Bhd. .........................      60,000     391,924
  Datuk Keramat Holdings Bhd. .........................     171,000     284,323
  Dunlop Estates Bhd. .................................     105,000     181,235
  Edaran Otomobil Nasional Bhd. .......................      45,000     420,428
  Golden Hope Plantations Bhd. ........................     173,000     294,497
  Guinness Anchor Bhd. ................................      87,000     223,872
  Guthrie Ropel Bhd. ..................................      79,000     146,991
  Highlands & Lowlands Bhd. ...........................     160,000     278,702
  Ho Hup Construction Co. Bhd. ........................      44,000     122,803
  IOI Properties Bhd. .................................      67,000     222,803
  Kian Joo Can Factory Bhd. ...........................      49,000     267,696

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 MALAYSIA--(CONTINUED)
  Kuala Lumpur Kepong Bhd. ............................      51,000 $   128,207
  Kulim (Malaysia) Bhd. ...............................     116,000     257,165
  LARUT Consolidated Bhd. .............................      96,000     142,138
  Lion Land Bhd. ......................................      69,000      69,109
  MBF Capital Bhd. ....................................     287,000     395,392
  Malaysian Airline System Bhd. .......................      97,000     243,844
  Multi-Purpose Holdings Bhd. .........................     193,000     330,071
  Negara Properties (Malaysia) Bhd. ...................      36,000     128,979
  Oriental Holdings Bhd. ..............................      84,000     571,971
  Perlis Plantations Bhd. .............................      28,750      82,517
  Perusahaan Otomobil Nasional Bhd. ...................      66,000     418,052
  Petronas Dagangan Bhd. ..............................     101,000     297,882
  Pilecon Engineering Bhd. ............................      53,000      71,338
  Shangri-La Hotels Malaysia Bhd. .....................      89,000      87,379
  Sime Darby Bhd. .....................................     141,000     499,584
  Southern Bank Bhd. ..................................      67,000     216,172
  Sungei Way Holdings Bhd. ............................      33,000     188,124
  Telekom Malaysia Bhd. ...............................      26,000     229,533
  Tenaga Nasional Bhd. ................................      49,000     195,921
                                                                    -----------
                                                                      8,071,064
-------------------------------------------------------------------------------
 MEXICO (9.5%)
  Apasco S.A. de C.V., Class A.........................      51,000     311,596
 *Controladora Comercial Mexicana S.A. de C.V., Class
    B..................................................     358,000     308,898
 *Carso Global Telecom, Class A........................      80,000     194,115
  Cemex S.A., Class B..................................      13,837      50,034
  Cemex S.A., Class CPO................................     210,000     714,838
 *Cifra S.A. de C.V., Class B..........................     202,700     259,314
 *Cifra S.A. de C.V., Class C..........................     220,000     282,544
  Coca-Cola Femsa S.A., Class L........................      64,000     150,185
 *Empresas ICA Sociedad Controladora...................      34,800     457,781
  Fomenta Economico Mexicano S.A. de C.V., Class B.....     101,800     307,177

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 MEXICO--(CONTINUED)
  Grupo Carso S.A. de C.V., Series A1.....................   80,000 $   360,100
  Grupo Casa Autrey S.A. de C.V...........................  110,000     206,010
  Grupo Celanese S.A., Class B1...........................  200,000     294,264
  Grupo Financiero Inbursa S.A. de C.V., Class A..........   27,791      90,096
  Grupo Industrial Bimbo S.A. de C.V., Class A............   22,000     109,177
  Grupo Industrial Maseca, Class B........................  239,000     290,853
 *Grupo Mexico S.A., Class B..............................   48,000     129,875
 *Grupo Televisa S.A., Class CPO..........................   30,600     400,623
  Industrias Penoles S.A..................................   78,000     310,249
  Telefonos de Mexico S.A. de C.V., Class L...............  885,300   1,342,300
  Transportacion Maritima Mexicana S.A. de C.V., Class L..    8,000      55,561
                                                                    -----------
                                                                      6,625,590
-------------------------------------------------------------------------------
 PHILIPPINES (2.1%)
  First Philippine Holdings Corp., Class B............       33,960      68,593
  JG Summit Holding, Inc. ............................      414,700     115,370
  Manila Electric Co. ................................       97,342     715,968
  Petron Corp. .......................................      806,500     236,663
  Philippine Long Distance Telephone Co. .............        4,600     276,105
  SM Prime Holdings, Inc. ............................      149,800      31,970
  San Miguel Corp., Class B...........................        2,600       9,414
                                                                    -----------
                                                                      1,454,083
-------------------------------------------------------------------------------
 PORTUGAL (3.6%)
  Banco Comercial Portugues S.A. .....................       17,767     220,636
  Banco de Fomento e Exterior.........................       17,800     300,971
  Banco Espirito Santo e Comercial de Lisboa..........       18,840     331,239
  Banco Portugues de Investimento (Registered)........        8,951     106,593

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                         SHARES      VALUE+
------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
------------------------------------------------------------------------------
 PORTUGAL--(CONTINUED)
  Banco Totta & Acores, Class B (Registered)..........       4,690 $    85,186
  Cimpor Cimentos de Portugal S.A. ...................       1,900      39,950
  Corticeira Amorim S.A. .............................      16,000     165,752
  Credito Predial Portugues...........................       9,800     100,434
 *Empresa Fabril de Maquinas Electricicas.............       3,600      39,553
  Estabelecimentos Jeronimo Martins & Filho SGPS
    S.A. .............................................       3,800     346,719
  Mondelo Continente SGPS S.A. .......................       3,200      99,430
  Portugal Telecom S.A. (Registered)..................      11,842     308,047
  Sonae Industria e Investimento......................      12,000     351,843
                                                                   -----------
                                                                     2,496,353
------------------------------------------------------------------------------
 SOUTH AFRICA (9.9%)
  Allied Electronics Corp., Ltd. .....................      40,600      58,012
  Anglo-American Gold Investment Co., Ltd. ...........       1,200     104,671
  Anglovaal Industries Ltd. ..........................      19,400      93,090
  Barlow Ltd. ........................................      23,100     201,491
  Driefontein Consolidated Ltd. ......................      27,400     363,756
  East Rand Gold & Uranium Co., Ltd. .................      17,000      32,992
 *Eastvaal Gold Holdings Ltd. ........................     136,100     208,983
  Edgars Stores Ltd. .................................       2,900      79,164
  Ellerine Holdings Ltd. .............................      12,000      63,468
  Free State Consolidated Gold Mines Ltd. ............      10,800      94,434
 *Harmony Gold Mining Co., Ltd. ......................       9,500      72,937
  Hartebeesfontein Gold Mining Co., Ltd. .............      39,300     100,576
  Johannesburg Consolidated...........................      34,000     398,806
  Kloof Gold Mining Co., Ltd. ........................      29,500     273,672
  LibLife Strategic Investments Ltd. .................      89,650     267,669
  Liberty Life Association of Africa Ltd. ............       9,400     257,102
  Murray & Roberts Holdings Ltd. .....................      75,500     256,819
  Nedcor Ltd. ........................................      33,900     495,234

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 SOUTH AFRICA--(CONTINUED)
 *Pick'n Pay Stores Ltd. ..............................      27,300 $    28,878
 *Pick'n Pay Stores Ltd., Class N......................      54,600      51,817
  Premier Group (The) Ltd. ............................     101,090     134,097
  Randfontein Estates Gold Mining Co., Ltd. ...........      25,800     128,477
  Rembrandt Group Ltd. ................................      53,800     470,420
  Sappi Ltd. ..........................................      36,100     319,503
  Sasol Ltd. ..........................................      83,300   1,017,045
  South African Breweries Ltd. ........................      13,400     348,646
  South African Iron & Steel Industrial Corp., Ltd. ...     218,600     156,176
  Standard Bank Investment Corp., Ltd. ................       3,100     119,002
  Sun International (South Africa) Ltd. ...............     251,200     225,003
  Toyota South Africa Ltd. ............................      16,700     112,188
  Vaal Reefs Exploration & Mining Co., Ltd. ...........       1,100      85,626
  Western Areas Gold Mining Ltd. ......................       5,200      80,401
  Western Deep Levels Ltd. ............................       1,300      39,229
  Wooltru Ltd., Class N................................      49,300     180,839
                                                                    -----------
                                                                      6,920,223
-------------------------------------------------------------------------------
 SRI LANKA (0.8%)
 *Asian Hotels Ltd. ...................................      25,600       4,491
 *Blue Diamond Jewelry World...........................     141,900      31,741
  Development Finance Corp. of Ceylon..................      48,400     233,509
  Hayleys Ltd. ........................................      33,000     108,842
  John Keells Holdings Ltd. ...........................      31,085      99,254
  National Development Bank............................       7,100      24,289
  Sampath Bank Ltd. ...................................     105,000      84,737
                                                                    -----------
                                                                        586,863
-------------------------------------------------------------------------------
 THAILAND (7.1%)
  Advanced Info Service Public Co., Ltd. (Foreign).....      24,900     337,991
  Asia Credit Co., Ltd. (Foreign)......................      32,000     148,137

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                         SHARES      VALUE+
------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
------------------------------------------------------------------------------
 THAILAND--(CONTINUED)
 *Bangkok Expressway Public Co., Ltd. (Foreign).......      49,000 $    53,344
  Bangkok Metropolitan Bank Public Co., Ltd.
    (Foreign).........................................      71,600      36,516
  Bangchak Petroleum Public Co., Ltd. (Foreign).......      80,800      84,002
  Bank of Ayudhya Ltd. (Foreign)......................      62,250     178,276
  Ch. Harnchang Public Co., Ltd. (Foreign)............      21,400     104,943
  Electricity Generating Public Co., Ltd. (Foreign)...      58,400     159,231
  First Bangkok City Bank Ltd. (Foreign)..............     272,600     315,485
  General Finance & Securities Co. plc (Foreign)......      41,500      95,243
  Italian-Thai Development Corp. (Foreign)............      16,300      86,328
  Krungthai Thanakit plc (Foreign)....................      14,000      42,840
  Krung Thai Bank plc (Foreign).......................     176,030     476,503
  Land and House Co., Ltd. (Foreign)..................       6,900      57,387
  Multi Credit Corp. (Foreign)........................      10,800      26,269
  Nava Finance & Securities Public Co., Ltd.
    (Foreign).........................................      44,100      78,287
  National Finance & Securities Co., Ltd. (Foreign)...      24,900      47,133
 *NTS Steel Groups Co., Ltd. (Foreign)................      48,700      22,449
  Precious Shipping plc (Foreign).....................      26,700      53,945
  PTT Exploration & Production (Foreign)..............      19,800     284,300
  Robinson Department Store (Foreign).................      50,000      83,856
  Samart Corp. plc (Foreign)..........................      29,600     175,347
 *Securities One Ltd. (Foreign).......................      24,400      99,553
  Shinawatra Computer Co. plc (Foreign)...............       7,300     117,991
  Shinawatra Satellite Public Co., Ltd. (Foreign).....      94,600     135,461
  Siam City Bank Public Co., Ltd. (Foreign)...........      44,000      50,490
  Siam City Cement Co., Ltd. (Foreign)................      11,700     385,563

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                         SHARES      VALUE+
------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
------------------------------------------------------------------------------
 THAILAND--(CONTINUED)
  Siam Commercial Bank Co., Ltd. (Foreign)............      13,000 $   118,321
  Sitca Investment & Securities Co. (Foreign).........         700         687
 *TelecomAsia Corp. Public Co., Ltd. .................     101,700     195,500
 *Thai Telephone & Communication Public Co., Ltd. ....      84,300     138,902
  Thai Airways International Ltd. ....................     161,200     284,582
  Thai Petrochemical Industry Public Co., Ltd.
    (Foreign).........................................     185,200     183,456
  United Communication Industry (Foreign).............      32,200     262,755
                                                                   -----------
                                                                     4,921,073
------------------------------------------------------------------------------
 TURKEY (5.5%)
  Akbank TAS..........................................   3,555,000     434,167
  Aksa Akrilik Kimya Sanayii AS.......................     466,678      64,271
  Alarko Holding AS...................................     769,520     135,972
  Altinyildiz Mensucat Ve Konfeksiyon Fabriklari AS...     138,000      21,157
  Arcelik AS..........................................   2,626,660     259,363
  Brisa Bridgestone Sabanci...........................     121,000      55,966
  Cimentas AS.........................................     481,068      55,002
  Cimsa Cimento Sanayi Ve Ticaret AS..................     665,000      49,075
  Cukurova Elektrik AS................................      80,000      64,027
 *Ege Biracilik Ve Malt Sanayii AS....................     602,840     187,976
  Erciyas Biracilik Ve Malt Sanayii...................      82,000      40,058
  Eregli Demir Ve Celik Fabrikalari TAS...............   2,370,000     277,128
  Finans Bank AS......................................   1,546,627      28,534
  Goodyear Lastikleri TAS.............................      74,000      31,920
  Guney Biracilik Ve Malt Sanayii.....................     197,750      18,088
  Kartonsan Kart Sanayi Ve Ticaret AS.................     210,000      19,645
  Marshall Boya Ve Vernik Sanayii.....................     163,000      12,537
  Migros Tirk TAS.....................................      59,400      59,888

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 TURKEY--(CONTINUED)
  Netas Telekomunik....................................     646,000 $   156,112
  Otosan Otomobil Sanayii AS...........................   1,011,000     341,519
  Petkim Petrokimya Holdings AS........................      51,000      20,674
  Petrol Ofisi AS......................................   1,020,000     296,851
  Tat Konserve Sanayii AS..............................     601,999      82,907
  Tofas Turk Otomobil Fabrikasi........................   2,728,250      94,997
 *Tupras Turkiye Petrol Rafinerileri AS................     181,499      30,655
  Turcas Petrolculuk AS................................   1,497,600     107,405
 *Turk Hava Yollari A.O. ..............................     675,800     165,069
 *Turk Sise Ve Cam Fabrikalari.........................     693,913      69,240
  Turkiye Garanti Bankasi AS...........................   5,152,500     257,062
  Turkiye Tutunculer Bankasi...........................   1,000,532       9,774
  Yapi Ve Kredi Bankasi AS.............................  15,431,800     400,992
                                                                    -----------
                                                                      3,848,031
-------------------------------------------------------------------------------
 VENEZUELA (0.6%)
  Electricidad de Caracas..............................     178,019     195,424
  Manufacturas Textiles................................      91,080       8,614
  Siderurgica Venezolana Sivensa.......................      84,000      59,800
  Siderurgica Venezolana Sivensa ADR...................       1,528       5,196
  Sudamtex de Venezuela, Class B.......................     157,542      20,258
  Venezolana de Cementos...............................      43,017     117,851
  Venezolana de Pulp...................................       9,355       9,346
                                                                    -----------
                                                                        416,489
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $59,898,675)................              60,003,029
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 PREFERRED STOCKS (12.6%)
-------------------------------------------------------------------------------
 BRAZIL (12.5%)
  Aracruz Celulose S.A., Class B.......................     191,700 $   302,301
  Banco Bradesco.......................................  74,097,003     631,841
  Banco Itau...........................................   1,118,000     484,289
  Bombril S.A. ........................................  15,900,000     309,549
  Brahma...............................................     830,909     513,606
  Cevel Alimentos S.A. ................................  20,000,000     187,871
  Cia Acos Especiais Itabira...........................  19,740,000      41,313
  Cia Brasil Petroleo Ipiranga.........................  26,700,000     356,329
  Cia Brasileira de Frigorificos.......................     272,000     127,090
  Cia Brasileira de Petroleo Ipiranga..................  24,200,000     282,447
  Cia Cimento Portland Itau............................   1,100,000     289,107
  Cia Energetica de Minas Gerais.......................  15,600,000     496,564
 *Cia Siderurgica Paulista--Cosipa, Class B............     138,000     104,780
  Cia Siderurgica Tubarao, Class B.....................  12,300,000     185,584
  Cia Vale do Rio Doce.................................      19,960     413,850
  Copene Petroquimica do Nordeste S.A., Class A........     490,000     187,691
  Eletrobras, Class B..................................     945,602     306,518
  Fertilizantes Fosfatados.............................  69,300,000     373,045
  IKPC--Industrias Klabin de Papel E Celulose S.A......     201,000     199,572
 *Iochpe Maxion S.A. ..................................     310,000      29,874
  Itausa Investimentos Itau S.A. ......................     800,000     630,780
  Lojas Americanas S.A. ...............................  14,800,000     232,668
  Mineracao da Trindade--Samitri.......................   2,730,000      74,515
  Petrobras............................................   1,358,666     175,900
  Petrobras Distribuidora S.A. ........................  11,250,000     192,191
  Refinaria Petroleo Ipiranga..........................  16,800,000     114,475
  Ripasa S.A. .........................................     264,000      87,375
  Sadia Concordia S.A. ................................     215,000     144,408
  Siderurgica Riograndense S.A. .......................  12,995,000     201,003
  Telebras.............................................   3,680,060     273,327
  Telepar..............................................     150,000      68,480

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
 PREFERRED STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 BRAZIL--(CONTINUED)
  Telesp S.A. ..........................................   3,309,559 $   605,663
  Uniao de Industrias Pertoquimicas S.A., Class B.......     191,875      78,446
                                                                     -----------
                                                                       8,702,452
--------------------------------------------------------------------------------
 KOREA (0.1%)
  LG Chemical Ltd. .....................................       5,300      39,235
--------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (COST $8,060,621)...............               8,741,687
--------------------------------------------------------------------------------
                                                           NO. OF
                                                           RIGHTS
--------------------------------------------------------------------------------
 RIGHTS (0.0%)
--------------------------------------------------------------------------------
 BRAZIL (0.0%)
 *Siderurgica Riograndense S.A., expiring 11/19/96......   5,841,902       5,061
--------------------------------------------------------------------------------
 INDONESIA (0.0%)
 *Gadjah Tunggal, expiring 11/18/96.....................     174,000         --
--------------------------------------------------------------------------------
 KOREA (0.0%)
 *Yukong Ltd., expiring 11/1/96.........................         314          88
--------------------------------------------------------------------------------
 TOTAL RIGHTS (COST $0).................................                   5,149
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.6%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
   11/1/96, to be repurchased at $3,171,492,
   collateralized by $3,065,122, of various U.S.
   Treasury Notes 5.875%-7.75%, due 3/31/99-11/30/99,
   valued at $3,171,007 (COST $3,171,000).............  $3,171,000 $ 3,171,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%) (COST $71,130,296) (A).....              71,920,865
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (-3.3%).............................................              (2,271,570)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $69,649,295
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +See Note A to Financial Statements.
   *Non-Income Producing Security.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
GDSGlobal Depositary Shares
   (a) The cost for federal income tax purposes was $71,182,726. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $738,139. This consisted of aggregate gross unrealized appreciation for all securities of $9,276,483 and aggregate gross unrealized depreciation for all securities of $8,538,344.

   The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

  At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                           % OF NET   MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
--------------------------------------------------------------------------------
Agriculture...............................................    1.6%  $ 1,134,052
Automotive................................................    3.7     2,553,245
Banks.....................................................    9.9     6,885,334
Basic Resources...........................................    0.2       114,475
Beverages, Food & Tobacco.................................    6.3     4,421,369
Building Materials........................................    1.7     1,221,101
Building Related..........................................    0.3       187,871
Capital Equipment.........................................    0.5       375,788
Chemicals.................................................    5.0     3,519,507
Computers.................................................    0.2       117,991
Construction..............................................    4.3     3,009,471
Consumer Durables.........................................    0.4       249,554
Electronics...............................................    1.9     1,312,724
Energy....................................................    5.9     4,132,279
Entertainment & Leisure...................................    0.3       225,003
Financial Services........................................    9.0     6,264,277
Forest Products & Paper...................................    0.8       589,248
Holding Company...........................................    7.1     4,915,502
Home Furnishings & Appliances.............................    0.5       358,195
Industrial................................................    0.2       104,943
Insurance.................................................    0.4       257,102
Iron and Steel............................................    1.4       956,995
Lodging & Restaurants.....................................    0.3       200,076
Machinery.................................................    0.1        39,018
Manufacturing.............................................    2.0     1,427,368
Metals....................................................    2.3     1,606,090
Mining....................................................    2.3     1,585,754
Multi-Industry............................................    2.2     1,502,415
Oil & Gas.................................................    1.3       920,696
Paper & Packaging.........................................    1.6     1,131,940
Pharmaceuticals...........................................    1.3       879,374
Real Estate...............................................    2.0     1,402,593
Repurchase Agreement......................................    4.6     3,171,000
Retail....................................................    3.9     2,689,456
Services..................................................    0.5       380,808
Telecommunications........................................    8.4     5,823,743
Textiles & Apparel........................................    0.5       381,873
Transportation............................................    2.7     1,901,357
Utilities.................................................    5.7     3,971,278
--------------------------------------------------------------------------------
 Total Investments........................................  103.3%  $71,920,865
Other Assets and Liabilities (Net)........................   (3.3)   (2,271,570)
--------------------------------------------------------------------------------
 Net Assets...............................................  100.0%  $69,649,295
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996


-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $71,130,296).......................... $71,920,865
 Foreign Currency, at Value (Cost $808,146)........................     785,497
 Cash..............................................................         395
 Receivable for Investments Sold...................................     447,863
 Dividends Receivable..............................................     104,469
 Receivable for Portfolio Shares Sold..............................      32,000
 Receivable for Withholding Tax Reclaim............................         936
 Deferred Organization Costs.......................................         903
 Other Assets......................................................      10,763
-------------------------------------------------------------------------------
  Total Assets.....................................................  73,303,691
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................   3,413,810
 Payable for Custodian Fees........................................     138,274
 Payable for Investment Advisory Fees..............................      58,212
 Payable for Administrative Fees...................................      10,436
 Payable for Directors' Fees.......................................         796
 Other Liabilities.................................................      32,868
-------------------------------------------------------------------------------
  Total Liabilities................................................   3,654,396
-------------------------------------------------------------------------------
NET ASSETS......................................................... $69,649,295
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $68,120,890
 Undistributed Net Investment Income...............................     606,127
 Accumulated Net Realized Gain.....................................     164,959
 Unrealized Appreciation...........................................     757,319
-------------------------------------------------------------------------------
NET ASSETS......................................................... $69,649,295
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
   25,000,000).....................................................   5,744,377
 Net Asset Value, Offering and Redemption Price Per Share.......... $     12.12
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS

                                                                       YEAR
                                                                       ENDED
                                                                    OCTOBER 31,
                                                                       1996
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................  $1,702,668
 Interest.........................................................     133,567
 Less Foreign Taxes Withheld......................................    (136,827)
-------------------------------------------------------------------------------
  Total Income....................................................   1,699,408
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.................................     551,585
 Custodian Fees--Note D...........................................     258,571
 Administrative Fees--Note C......................................     105,671
 Registration and Filing Fees.....................................      22,913
 Printing Fees....................................................      16,016
 Audit Fees.......................................................      14,444
 Legal Fees.......................................................       6,016
 Directors' Fees--Note G..........................................       3,410
 Amortization of Organizational Costs.............................         560
 Other Expenses...................................................      10,990
-------------------------------------------------------------------------------
  Total Expenses..................................................     990,176
 Expense Offset--Note A...........................................      (1,328)
-------------------------------------------------------------------------------
  Net Expenses....................................................     988,848
-------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................................     710,560
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments......................................................     164,959
 Foreign Exchange Transactions....................................    (102,554)
-------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE
  TRANSACTIONS....................................................      62,405
-------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments......................................................   2,007,215
 Foreign Exchange Translations....................................      (2,451)
-------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........   2,004,764
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS.........   2,067,169
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $2,777,729
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR         YEAR
                                                            ENDED        ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   710,560  $   159,810
 Net Realized Gain.....................................       62,405       98,762
 Net Change in Unrealized Appreciation/Depreciation....    2,004,764   (2,706,617)
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations.........................................    2,777,729   (2,448,045)
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................      (60,888)         --
 Net Realized Gain.....................................     (182,665)         --
----------------------------------------------------------------------------------
  Total Distributions..................................     (243,553)         --
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   36,059,283   31,670,024
   --In Lieu of Cash Distributions.....................      241,843          --
 Redeemed..............................................   (3,130,062)    (836,113)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   33,171,064   30,833,911
----------------------------------------------------------------------------------
 Total Increase........................................   35,705,240   28,385,866
Net Assets:
 Beginning of Period...................................   33,944,055    5,558,189
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $606,127 and $46,082, respectively).......  $69,649,295  $33,944,055
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    2,951,393    2,691,601
  In Lieu of Cash Distributions........................       22,372          --
  Shares Redeemed......................................     (251,153)     (66,722)
----------------------------------------------------------------------------------
                                                           2,722,612    2,624,879
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEARS ENDED
                                        OCTOBER 31,             JUNE 17, 1993**
                                   --------------------------   TO OCTOBER 31,
                                    1996     1995       1994         1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................  $ 11.23  $ 14.00    $11.34       $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)....     0.13     0.05     (0.03)       (0.01)
 Net Realized and Unrealized Gain
   (Loss)........................     0.84    (2.82)     2.74         1.35
-------------------------------------------------------------------------------
  Total From Investment
    Operations...................     0.97    (2.77)     2.71         1.34
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.02)     --        --           --
 Net Realized Gain...............    (0.06)     --      (0.05)         --
-------------------------------------------------------------------------------
  Total Distributions............    (0.08)     --      (0.05)         --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 12.12  $ 11.23    $14.00       $11.34
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.....................     8.72%  (19.79)%+  23.97%+      13.40%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)....................  $69,649  $33,944    $5,558       $3,927
Ratio of Expenses to Average Net
  Assets.........................     1.79%    1.78%     2.07%        2.43%*
Ratio of Net Investment Income
  (Loss) to Average Net Assets...     1.29%    0.86%    (0.25)%      (0.37)%*
Portfolio Turnover Rate..........       11%      21%        9%           2%
Average Commission Rate #........  $0.0004      N/A       N/A          N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the Adviser
  Per Share......................      N/A  $  0.02    $ 0.12       $ 0.04
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................     1.79%    1.77%      N/A          N/A
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                      ACADIAN EMERGING MARKETS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objective of the Acadian Emerging Markets Portfolio is to seek long-term capital apprecia-tion by investing primarily in common stocks of emerging country issuers.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remain-ing maturities of sixty days or less at time of purchase are valued at am-ortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Di-rectors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it in-vests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of

                      ACADIAN EMERGING MARKETS PORTFOLIO
  the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the col-lateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign cur-rencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time

                      ACADIAN EMERGING MARKETS PORTFOLIO
  it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally lim-ited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions and deferred organization costs.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $89,627 to decrease undistributed net investment income and $92,336 to increase accumulated net realized gain, with a decrease to paid in capital of $2,739.

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which can-not be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end manage-ment investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

                      ACADIAN EMERGING MARKETS PORTFOLIO

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 2.50% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $68,282 from the Portfolio as Administrator of which $46,516 was paid to CGFSC for their services.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net

                      ACADIAN EMERGING MARKETS PORTFOLIO
assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $37,389 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $96,937, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the portfolio. For the year ended October 31, 1996, there were no redemption fees.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $38,684,701 and sales of $5,422,238 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. OTHER: At October 31, 1996, 73.1% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares outstanding.

  At October 31, 1996, the net assets of the Portfolio was substantially com-posed of foreign denominated securities and/or currency. Changes in currency ex-

                      ACADIAN EMERGING MARKETS PORTFOLIO
change rates will affect the value of and investment income from such securi-ties and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of UAM Funds, Inc. and Shareholders of Acadian Emerging Markets Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfo-lio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Foreign taxes accrued during the year ended October 31, 1996 amounting to $137,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1996 which share-holders of this Portfolio will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within for-eign countries amounted to $1,702,667 for the Portfolio.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS (92.6%)
--------------------------------------------------------------------------------
 AUSTRALIA (0.9%)
  Westpac Banking Corp. ..................................... 25,600 $   146,074
--------------------------------------------------------------------------------
 BELGIUM (0.2%)
  Cockerill Sambre...........................................  9,100      36,482
--------------------------------------------------------------------------------
 CANADA (2.2%)
  Bank of Nova Scotia........................................    600      18,908
  Canadian Imperial Bank of Commerce.........................    800      33,236
  Metro-Richeliee, Inc., Class A.............................  1,325      18,827
  Onex Corp. ................................................  7,800      87,268
 *Stelco, Inc., Class A...................................... 14,000      81,972
  Trilon Financial Corp., Class A............................ 30,300     140,121
                                                                     -----------
                                                                         380,332
--------------------------------------------------------------------------------
 FRANCE (10.3%)
  Assurances Generales de France.............................  4,650     137,220
  Banque Nationale de Paris..................................  5,400     202,149
  Bollore Technologies S.A. .................................    150      16,232
  Cardif S.A. ...............................................     12       1,644
  Cie Financiere de CIC et de L'Union Europeenne.............    300      19,373
  Compagnie Generale D'Industrie et de Participations........    637     142,353
  Credit Local de France.....................................     50       4,303
  Credit National............................................  1,400      73,970
  De Dietrich et Compagnie S.A. .............................    550      22,925
  Eridania Beghin-Say S.A. ..................................    900     143,360
  Gaumont S.A. ..............................................    650      51,909
  GTM ENTREPOSE S.A. ........................................    900      42,709
  Labinal S.A. ..............................................    250      39,871
  Marine-Wendel S.A. ........................................    500      45,125
  Michelin, Class B..........................................  3,850     185,712
  Parisienne de Reescompte...................................    440      34,958
  Pernod Ricard..............................................  2,900     156,628
  Saint Louis................................................    450     114,213
  Societe Financiere Interbail...............................  1,750      76,024
  Sommer-Allibert Industrie AG...............................  4,050     112,540

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 FRANCE--(CONTINUED)
  Union des Assurances Federales............................     650 $    73,138
  Vallourec.................................................     550      30,717
  Worms et Compagnie........................................     500      25,634
                                                                     -----------
                                                                       1,752,707
--------------------------------------------------------------------------------
 GERMANY (3.0%)
  BASF AG...................................................   3,500     111,926
  Deutsche Pfandbrief & Hypothekenbank AG...................   3,000     122,894
  Otto Reichelt AG..........................................   1,850      28,725
  Papierwerke Waldhof-Aschaffenburg AG......................     800     113,644
 *Ruetgers AG...............................................     250      40,965
  Vereins-und Westbank AG...................................     150      34,490
  Viag AG...................................................      84      30,609
  Wuensche AG...............................................     300      25,470
                                                                     -----------
                                                                         508,723
--------------------------------------------------------------------------------
 HONG KONG (3.0%)
  Cathay Pacific Airways Ltd. .............................. 108,000     169,018
  Kumagai Gumi Ltd. ........................................ 133,000     122,994
  Lai Sun Garment (International) Ltd. .....................  32,000      48,010
  Peregrine Investment Holdings Ltd. .......................  70,000     112,718
  Semi-Tech (Global) Ltd.  .................................  34,000      60,685
                                                                     -----------
                                                                         513,425
--------------------------------------------------------------------------------
 ITALY (1.7%)
  Autostrade S.p.A. ........................................  91,500     135,562
  Comau Finanziaria S.p.A. .................................  33,700      39,920
  Telecom Italia S.p.A. ....................................  62,000     118,248
                                                                     -----------
                                                                         293,730
--------------------------------------------------------------------------------
 JAPAN (36.6%)
  Aoki International Co., Ltd. .............................   2,000      37,281
  Asahi Denka Kogyo KK......................................   5,000      40,710
  Bank of Okinawa Ltd. .....................................   1,000      36,050
  Chiyoda Fire & Marine Insurance Co., Ltd.  ...............  14,000      72,259

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Chugoku Electric Power Co., Ltd. ...........................  2,000 $    40,271
 Cosmo Oil Co., Ltd. ........................................ 30,000     162,490
 Dai-Tokyo Fire & Marine Insurance...........................  6,000      37,510
 Daiichi Pharmaceutical Co., Ltd. ...........................  9,000     129,781
 Daikyo, Inc................................................. 24,000     149,406
 Dainippon Ink & Chemicals, Inc.............................. 24,000     102,770
 Daio Paper Corp.............................................  8,000      83,004
 Daiwa House Industry........................................ 12,000     166,711
 Daiwa Kosho Lease Co., Ltd.................................. 12,000     109,734
 Dia Kensetsu Co., Ltd.......................................  1,000      11,255
 Dowa Fire & Marine Insurance Co............................. 10,000      49,503
 Fuji Fire & Marine Insurance................................ 15,000      68,188
 Fuji Oil....................................................  1,000       7,606
 Fuji Photo Film Co., Ltd....................................  9,000     258,771
 Fujikura Rubber.............................................  2,000      11,519
 Fujita Corp................................................. 32,000     118,737
 Hiroshima Bank..............................................  9,000      48,668
 Hitachi Ltd................................................. 33,000     293,063
 Hitachi Maxell..............................................  3,000      59,351
 Hokkaido Bank............................................... 35,000      96,017
 Hokkaido Takushoku Bank..................................... 20,000      46,953
 Honda Motor Co., Ltd........................................  9,000     215,247
 Idec Izumi..................................................  3,000      26,273
 Itochu Fuel Corp............................................ 10,000      76,497
 Jaccs.......................................................  8,000      63,589
 Kamei.......................................................  4,000      44,315
 Kita-Nippon Bank............................................  1,000      46,602
 Koa Fire & Marine Insurance Co. ............................  5,000      29,324
 Kyudenko Co., Ltd...........................................  6,000      69,111
 Lion Corp................................................... 22,000     112,002
 Marubeni Corp...............................................  1,000       4,634
 Matsumura-Gumi.............................................. 13,000      61,039
 Matsushita Electric Industrial Co., Ltd..................... 13,000     208,037

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Matsushita Electric Works................................... 17,000 $   164,425
 Mitsubishi Electric Corp....................................  6,000      34,767
 Mitsubishi Oil.............................................. 20,000     147,542
 Nichiei (Fudosan)........................................... 10,000      28,049
 Nichimen Corp............................................... 32,000     129,711
 Nintendo Corp., Ltd.........................................    500      32,006
 Nippon Meat Packers, Inc.................................... 12,000     157,214
 Nippon Metal Industry.......................................  9,000      32,841
 Nippon Oil Co., Ltd......................................... 27,000     154,313
 Nippon Shinpan Co........................................... 24,000     145,397
 Nissan Fire & Marine Insurance..............................  6,000      37,721
 Nissho Iwai Corp............................................  1,000      10,288
 Orient Corp................................................. 29,000     178,238
 Osaka Stadium...............................................  8,000      64,715
 Seino Transportation Co., Ltd............................... 11,000     152,818
 Seiyo Food Systems..........................................  4,000      37,985
 Sekisui Chemical Co......................................... 15,000     167,502
 Sekisui House Ltd........................................... 16,000     168,821
 Shionogi & Co............................................... 10,000      77,816
 Shiseido Co., Ltd........................................... 16,000     187,110
 Sumitomo Marine & Fire...................................... 22,000     157,848
 Sumitomo Realty & Development............................... 24,000     174,730
 Suntelephone Co., Ltd.......................................  2,000      13,383
 Tokyo Construction Co....................................... 25,000      96,280
 Toyo Engineering............................................  8,000      45,299
 Toyota Tsusho Corp..........................................  8,000      46,495
 Uchida Yoko.................................................  7,000      39,391
 Yamaichi Securities Co......................................  8,000      44,596
 Yamanouchi Pharmaceutical Co................................  8,000     162,489
 Yamatake-Honeywell Co., Ltd................................. 10,000     167,941
                                                                     -----------
                                                                       6,252,009
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MALAYSIA (1.7%)
 Bandar Raya Developments Bhd................................  7,000 $    13,579
 MBF Capital Bhd............................................. 13,000      17,910
 Multi-Purpose Holdings Bhd.................................. 43,000      73,539
 Oriental Holdings Bhd....................................... 14,000      95,329
 Perlis Plantations Bhd...................................... 28,750      82,516
                                                                     -----------
                                                                         282,873
--------------------------------------------------------------------------------
NETHERLANDS (5.0%)
 Aegon N.V...................................................  3,501     178,052
 Boskalis Westminster N.V....................................  4,987     101,392
 Hollandsche Beton Groep N.V.................................  1,000     185,574
 International-Muller N.V....................................  3,600      86,770
 Koninklijke Van Ommeren N.V.................................  4,200     174,495
 Koninklijke Volker Stevin N.V...............................    600      55,088
 Wegener N.V.................................................    800      66,945
                                                                     -----------
                                                                         848,316
--------------------------------------------------------------------------------
NEW ZEALAND (0.3%)
 Lion Nathan Ltd............................................. 21,100      54,465
--------------------------------------------------------------------------------
NORWAY (0.6%)
 Den Norske Bank A.S......................................... 33,100     110,029
--------------------------------------------------------------------------------
SINGAPORE (1.3%)
 Hotel Properties Ltd........................................ 34,000      52,148
 Singapore Land Ltd.......................................... 13,000      72,002
 Wing Tai Holdings Ltd....................................... 40,000      98,274
                                                                     -----------
                                                                         222,424
--------------------------------------------------------------------------------
SPAIN (4.2%)
 Banco Bilbao Vizcaya S.A. (Registered)......................  4,600     223,634
 Electra de Viesgo S.A.......................................  4,200     103,740
 Europistas Concesionaria Espanola S.A.......................  1,582      13,459
 Iberdrola S.A............................................... 20,300     215,687
 Tabacalera S.A., Class A....................................  4,200     153,799
                                                                     -----------
                                                                         710,319
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SWEDEN (0.6%)
 SSAB Svenkst Stal AB, Class B...............................  6,000 $    87,270
 Stena Line, Class B.........................................  3,125      14,041
                                                                     -----------
                                                                         101,311
--------------------------------------------------------------------------------
SWITZERLAND (1.7%)
 Aare-Tessin AG (Registered).................................     50      33,275
 Baer Holding Ag (Bearer)....................................     20      21,058
 Baloise Holdings Ltd........................................     10      20,916
 Bucher Holding AG, Class B..................................     50      36,365
 Compagnie Financiere Richemont AG, Class A..................     60      91,508
 CS Holding AG (Registered)..................................    860      86,020
                                                                     -----------
                                                                         289,142
--------------------------------------------------------------------------------
UNITED KINGDOM (19.3%)
 APV plc..................................................... 44,300      54,064
 Anglian Water plc........................................... 17,300     153,843
 B.A.T. Industries plc....................................... 31,500     218,355
 Bemrose Corp. plc...........................................  7,200      47,742
 Bristol Water Holding plc...................................  1,100      23,045
 Britannic Assurance plc.....................................  4,600      54,829
 British Airways plc......................................... 24,200     218,156
 Cowie Group plc............................................. 21,700     126,764
 General Accident plc........................................ 16,000     190,709
 Guardian Royal Exchange plc................................. 10,900      44,696
 HSBC Holdings plc........................................... 16,500     338,028
 Heywood Williams Group plc..................................  9,300      37,076
 Hogg Robinson plc...........................................  7,600      32,957
 Hyder plc...................................................  3,600      41,474
 Invesco plc................................................. 23,700      89,663
 Kwik Fit Holdings plc.......................................  5,436      19,725
 National Grid Group plc..................................... 13,527      39,620
 National Home Loans Holdings plc............................  7,800      12,819
 Northern Electric plc.......................................  8,400      86,590
 Nothern Foods plc........................................... 62,500     202,384

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 UNITED KINGDOM--(CONTINUED)
  Premier Oil plc.......................................... 265,900  $  142,783
  RJB Mining plc...........................................   2,000      17,883
  Severn Trent plc.........................................  18,500     186,039
  Southern Electric plc....................................   6,300      65,968
  Sun Alliance Group plc...................................  35,645     243,608
  Thames Water plc.........................................  17,700     159,705
  Unigate plc..............................................  25,400     178,137
  United Utilities plc.....................................  17,900     166,024
  Yorkshire Water plc......................................  11,300     113,635
                                                                     ----------
                                                                      3,306,321
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
   (COST $15,485,494)......................................          15,808,682
-------------------------------------------------------------------------------
 PREFERRED STOCKS (0.3%)
-------------------------------------------------------------------------------
 GERMANY (0.3%)
  Villeroy & Boch AG (COST $74,864)........................     450      49,801
                                                             NO. OF
                                                            WARRANTS
-------------------------------------------------------------------------------
 WARRANTS (0.0%)
-------------------------------------------------------------------------------
 HONG KONG (0.0%)
 *Peregrine Investment Holdings Ltd.
   (expires 11/1/96) (COST $0).............................   7,000       1,313
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.6%)
 Chase Securities, Inc., 5.58% dated 10/31/96,
   due 11/1/96, to be repurchased at $797,124,
   collateralized by $770,389 of various U.S. Treasury
   Notes, 5.875-7.75%, due 3/31/99-11/30/99, valued at
   $797,002 (COST $797,000)............................... $797,000 $   797,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.5%)
  (COST $16,357,358) (A)..................................           16,656,796
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.5%).......................              422,303
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $17,079,099
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $16,366,077. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $290,719. This consisted of aggregate gross unrealized appreciation for all securities of $1,416,112 and aggregate gross unrealized depreciation for all securities of $1,125,393.

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION: Under the terms of for-ward foreign currency exchange contracts open at October 31, 1996, the Portfo-lio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                             IN                       NET
   CURRENCY                 SETTLEMENT    EXCHANGE                UNREALIZED
  TO DELIVER       VALUE       DATE          FOR         VALUE    GAIN (LOSS)
  ----------     ---------- ---------- --------------- ---------- -----------
JPY 143,566,700  $1,276,451  1/17/97   $     1,296,021 $1,296,021  $ 19,570
$     1,286,544   1,286,544  1/17/97   JPY 143,566,700  1,276,451   (10,093)
                 ----------                            ----------  --------
                 $2,562,995                            $2,572,472  $  9,477
                 ==========                            ==========  ========

-----------
JPY--Japanese Yen

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                              % OF
                                                              NET      MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                           ASSETS     VALUE
--------------------------------------------------------------------------------
Automotive.................................................    2.3%  $   388,315
Banks......................................................    7.9     1,342,652
Beverages, Food & Tobacco..................................    6.0     1,030,864
Capital Equipment..........................................    0.6       109,980
Chemicals..................................................    4.3       725,995
Construction...............................................    5.9     1,014,711
Consumer Cyclical..........................................    0.2        40,965
Consumer Durables..........................................    5.0       847,443
Consumer Non-Durables......................................    0.9       151,821
Consumer Staples...........................................    1.9       328,405
Electronics................................................    5.0       856,528
Energy.....................................................    1.5       251,283
Entertainment & Leisure....................................    0.7       116,624
Financial Services.........................................    9.1     1,558,729
Holding Company............................................    4.5       768,261
Home Furnishings & Appliances..............................    1.0       168,821
Industrial.................................................    2.4       415,240
Insurance..................................................    7.1     1,219,110
Iron and Steel.............................................    0.5        81,972
Lodging & Restaurants......................................    0.3        52,148
Manufacturing..............................................    0.6       103,002
Metals.....................................................    0.7       120,111
Mining.....................................................    0.1        17,883
Oil and Gas................................................    3.1       536,082
Paper & Packaging..........................................    1.2       196,647
Pharmaceuticals............................................    2.2       370,087
Real Estate................................................    3.4       584,016
Repurchase Agreement.......................................    4.7       797,000
Services...................................................    1.6       277,036
Technology.................................................    1.0       178,137
Telecommunications.........................................    0.8       131,630
Textiles & Apparel.........................................    0.2        37,281
Transportation.............................................    4.3       728,528
Utilities..................................................    6.5     1,109,489
--------------------------------------------------------------------------------
 Total Investments.........................................   97.5%  $16,656,796
Other Assets and Liabilities (Net).........................    2.5       422,303
--------------------------------------------------------------------------------
 Net Assets................................................  100.0%  $17,079,099
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $16,357,358).......................... $16,656,796
 Foreign Currency, at Value (Cost $408,893)........................     407,238
 Cash..............................................................         155
 Dividends Receivable..............................................      29,253
 Receivable due from Investment Adviser............................      12,616
 Foreign Withholding Tax Reclaim Receivable........................      12,343
 Net Unrealized Gain on Forward Foreign Currency Exchange
   Contract........................................................       9,477
 Deferred Organization Costs.......................................         782
 Interest Receivable...............................................         124
 Other Assets......................................................         566
-------------------------------------------------------------------------------
  Total Assets.....................................................  17,129,350
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Custodian Fees........................................      12,575
 Payable for Administrative Fees...................................       8,389
 Payable for Directors' Fees.......................................         650
 Other Liabilities.................................................      28,637
-------------------------------------------------------------------------------
  Total Liabilities................................................      50,251
-------------------------------------------------------------------------------
NET ASSETS......................................................... $17,079,099
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $15,885,229
 Undistributed Net Investment Income...............................     351,096
 Accumulated Net Realized Gain.....................................     535,496
 Unrealized Appreciation...........................................     307,278
-------------------------------------------------------------------------------
NET ASSETS......................................................... $17,079,099
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000).........................................   1,319,893
 Net Asset Value, Offering and Redemption Price Per Share.......... $     12.94
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................................            $  393,901
 Interest.................................................                10,956
 Less: Foreign Taxes Withheld.............................               (52,553)
---------------------------------------------------------------------------------
  Total Income............................................               352,304
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee...............................................  $ 90,328
  Less: Fees Waived.......................................   (90,328)        --
                                                            --------
 Administrative Service Fees--Note C......................                93,183
 Registration and Filing Fees.............................                22,569
 Custodian Fees--Note D...................................                35,388
 Audit Fees...............................................                13,353
 Printing Fees............................................                12,973
 Directors' Fees--Note G..................................                 2,615
 Legal Fees...............................................                 1,868
 Amortization of Organizational Costs.....................                   560
 Other Expenses...........................................                 2,104
 Expenses Assumed by the Investment Adviser--Note B.......               (57,063)
---------------------------------------------------------------------------------
  Total Expenses..........................................               127,550
 Expense Offset--Note A...................................                  (923)
---------------------------------------------------------------------------------
  Net Expenses............................................               126,627
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................               225,677
---------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments..............................................               552,272
 Foreign Exchange Transactions............................               109,650
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS...................................               661,922
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments..............................................               124,008
 Foreign Exchange Translations............................                 6,939
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..               130,947
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN EXCHANGE
  TRANSACTIONS............................................               792,869
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......            $1,018,546
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)..........................  $   225,677  $   (2,665)
 Net Realized Gain.....................................      661,922      42,392
 Net Change in Unrealized Appreciation/Depreciation....      130,947    (152,772)
---------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations.........................................    1,018,546    (113,045)
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain.....................................      (45,051)    (50,627)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   15,377,297     161,129
   --In Lieu of Cash Distributions.....................       45,051      50,627
 Redeemed..............................................   (1,791,361)       (489)
---------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   13,630,987     211,267
---------------------------------------------------------------------------------
 Total Increase........................................   14,604,482      47,595
Net Assets:
 Beginning of Period...................................    2,474,617   2,427,022
---------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $351,096 and $0, respectively)............  $17,079,099  $2,474,617
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,243,285      13,801
  In Lieu of Cash Distributions........................        3,824       4,500
  Shares Redeemed......................................     (141,721)        (40)
---------------------------------------------------------------------------------
                                                           1,105,388      18,261
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     MARCH 29,
                                      YEARS ENDED OCTOBER 31,        1993** TO
                                      ---------------------------   OCTOBER 31,
                                        1996     1995      1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERI-
  OD................................  $  11.54  $ 12.37   $ 11.77     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).......      0.17    (0.01)    (0.04)     (0.04)
 Net Realized and Unrealized
   Gain (Loss)......................      1.44    (0.56)     0.95       1.81
-------------------------------------------------------------------------------
  Total From Investment Operations..      1.61    (0.57)     0.91       1.77
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Realized Gain..................     (0.21)   (0.26)    (0.31)       --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......  $  12.94  $ 11.54   $ 12.37     $11.77
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.......................     14.13%   (4.58)%    8.02%     17.70%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).......................  $ 17,079  $ 2,475   $ 2,427     $2,264
Ratio of Expenses to Average
  Net Assets........................      1.06%    2.54%     2.50%      2.50%*
Ratio of Net Investment Income
  (Loss) to Average Net Assets......      1.87%   (0.11)%   (0.38)%    (0.76)%*
Portfolio Turnover Rate.............        80%      76%       56%        44%
Average Commission Rate #...........   $0.0043      N/A       N/A        N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per Share..  $   0.11  $  0.46   $  0.21     $ 0.14
Ratio of Expenses to Average Net
  Assets Including Expense Offsets..      1.05%    2.50%      N/A        N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                     ACADIAN INTERNATIONAL EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are regis-tered under the Investment Company Act of 1940, as amended. The Acadian Inter-national Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Acadian International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital Interna-tional Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States is-suers.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting pol-icies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require man-agement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remain-ing maturities of sixty days or less at time of purchase are valued at am-ortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Di-rectors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it in-vests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of

                     ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign cur-rencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract

                     ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally lim-ited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, foreign cur-rency transactions and in-kind transactions.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $125,419 to increase undistrib-uted net investment income and $124,859 to decrease accumulated net real-ized gain, with a decrease to paid in capital of $560.

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which can-not be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end manage-ment investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $50 million of average daily net assets, 0.65% of the next $50 mil-lion of average daily net assets, 0.50% of the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million. Effective January 1, 1996, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operat-ing expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets. Prior to January 1, 1996, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume ex-penses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $56,097 from the Portfolio as Administrator of which $50,592 was paid to CGFSC for their services.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

  Prior to April 15, 1996, CGFSC served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $37,086 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $9,202, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio. For the year ended October 31, 1996, there were no redemption fees.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $21,445,893 and sales of $8,695,432 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities. Purchases include in-kind transactions of securities with a value of $13,538,344, including unrealized appreciation of $405,537.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, 83.3% of total shares outstanding were held by 1 record shareholder owning more than 10% of the aggregate total shares outstanding.

  At October 31, 1996, the net assets of the Portfolio was substantially com-posed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such secu-rities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian International Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc. at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

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FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Foreign taxes accrued during the fiscal year ended October 31, 1996 for the Acadian International Equity Portfolio, amounting to $53,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Div-idend for the year ending December 31, 1996, which shareholders of the Acadian International Equity Portfolio will receive in late January, 1997.

Acadian International Equity Portfolio hereby designates $45,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $393,901 for the Portfolio.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF RATINGS FOR CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the bor-rower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the fac-tors considered by Moody's in assigning ratings are the following: (1) evalua-tion of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in rela-tion to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obliga-tions which may be present or may arise as a result of public interest ques-tions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, ex-port, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected fa-vorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between vari-ous currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

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                               C & B PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES

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            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the C & B Portfolios dated January 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   7
Shareholder Services.......................................................   8
Investment Limitations.....................................................  10
Management of the Fund.....................................................  11
Investment Adviser.........................................................  14
Portfolio Transactions.....................................................  15
Administrative Services....................................................  16
Performance Calculations...................................................  17
General Information........................................................  20
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the C & B Equity, C & B Balanced, C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolios (the "Portfolios") as set forth in the C & B Portfolios' Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which any include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT TERM INVESTMENTS
  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal De-posit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Port-folio;

  (2) Commercial paper rates A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS
  The Portfolios may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regu-lated under the Commodity Exchange Act by the Commodity Futures Trading Com-mission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures market primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect secu-rities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obli-gations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to main-tain its required margin. In such situations, if the Portfolio has insuffi-cient cash, it may have to sell Portfolio securities to meet daily margin re-quirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures posi-tions also could have an adverse impact on the Portfolio's ability to effec-tively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Ad-viser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as in-come for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually real-ized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is antic-ipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid real-izing excessive gains on securities held for less than three months, a Portfo-lio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recog-nized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the na-ture of the payments.

                              PURCHASE OF SHARES

  Shares of the C & B Portfolios may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be exe-cuted at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  The Portfolios reserve the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolios may suspend redemption privileges or postpone the day of pay-ment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or mar-ket conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

  SIGNATURE GUARANTEES -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Sig-nature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Portfolios' Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each C & B Portfolio may be exchanged for In-stitutional Class Shares of other C & B Portfolios. In addition, Institutional

Class Shares of each C & B Portfolio may be exchanged for any other Institu-tional Class Shares of a Portfolio included in the UAM Funds which is com-prised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the C & B Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be respon-sible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Fund's Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certifi-cates or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written re-quest must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The Portfolios are subject to the following restrictions which are fundamen-tal policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Port-folio are present or represented by proxy, or (2) more than 50% of the out-standing voting securities of the Portfolio. Each Portfolio will not:

   (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

   (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

   (5) purchase on margin or sell short except as specified in (1) above;

   (6) purchase more than 10% of any class of the outstanding voting securi-ties of any issuer;

   (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instru-mentalities) if as a result more than 5% of the Portfolio's total as-sets, at the time of purchase, would be invested in the securities of such issuer;

   (8) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (9) borrow money, except from banks and as a temporary measure for ex-traordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

  (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  (11) underwrite the securities of other issuers or invest more than an ag-gregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual re-strictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (12) invest for the purpose of exercising control over management of any company;

  (13) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) continuous opera-tions consisting of less than three years;

  (14) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of the Portfo-lio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limi-tation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when such Portfolio adopts a temporary defensive position; and

  (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

JOHN T. BENNETT, JR.    Director of the Fund; President of Squam
College Road-RFD 3      Investment Management Company, Inc. and
Meredith, NH 03253      Great Island Investment Company, Inc.;
Age: 67                 President of Bennett Management Company
                        from 1988 to 1993.
PHILIP D. ENGLISH       Director of the Fund; President and Chief
16 West Madison Street  Executive Officer of Broventure Company,
Baltimore, MD 21201     Inc.; Chairman of the Board of Chektec
Age: 47                 Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK        Director of the Fund; Partner in the
4000 Bell Atlantic Tower  Philadelphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54
NORTON H. REAMER*         Director, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Management
Age: 60                   Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square
Boston, MA 02111          Investors Corporation since 1988; Director
Age: 52                   and Chief Executive Officer of H.T.
                          Investors, Inc., formerly a subsidiary of
                          Dewey Square.
WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
One International Place   President and Chief Financial Officer of
Boston, MA 02110          United Asset Management Corporation.
Age: 49
GARY L. FRENCH*           Treasurer of the Fund; President of UAM
211 Congress Street       Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Vice President of
Age: 45                   Operations, Development and Control of
                          Fidelity Investments in 1995; Treasurer of
                          the Fidelity Group of Mutual Funds from
                          1991 to 1995.
ROBERT R. FLAHERTY*       Assistant Treasurer of the Fund; Vice
211 Congress Street       President of UAM Fund Services, Inc.;
Boston, MA 02110          former Manager of Fund Administration and
Age: 32                   Compliance of Chase Global Fund Services
                          Company from 1995 to 1996; Deloitte &
                          Touche LLP from 1985 to 1995, formerly
                          Senior Manager.
MICHAEL DEFAO*            Secretary of the Fund; Vice President and
211 Congress Street       General Counsel of UAM Fund Services, Inc.
Boston, MA 02110          and UAM Fund Distributors, Inc.; Associate
Age: 28                   Attorney of Ropes & Gray (a law firm) from
                          1993 to 1995.
KARL O. HARTMANN*         Assistant Secretary of the Fund; Senior
73 Tremont Street         Vice President and General Counsel of Chase
Boston, MA 02108          Global Funds Services Company; Senior Vice
Age: 41                   President, Secretary and General Counsel of
                          Leland, O'Brien, Rubinstein Associates,
                          Inc. from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

  As of December 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Di-rectors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Com-plex") in the fiscal year ended October 31, 1996.

          (1)                   (2)               (3)               (4)                (5)
                                              PENSION OR                       TOTAL COMPENSATION
                             AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,        COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION          FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------       --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr., ..      $25,463               0                 0              $30,500
 Director
J. Edward Day, .........      $25,463               0                 0              $30,500
 Former Director
Philip D. English, .....      $25,463               0                 0              $30,500
 Director
William A. Humenuk, ....      $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of a Portfolio, as noted.

  C & B Equity Portfolio: First Union Bank, Trustee, Cadmus Communication Corp. Pension Plan, 401 S. Tryon, Charlotte, NC 28288, 11.3%*, Trussal & Co. FBO Auto Club of MI & Auto Club of ISN, P.O. Box 771072, Detroit, MI 48277, 9.3%*, Commonwealth Energy System, One Main Street, Cambridge, MA 02142, 8.0%*, Nationsbank FBO Davis Polk & Wardwell Profit Sharing Plan, P.O. Box 831575, Dallas, TX 75283, 7.5%* and Hudson Valley District Council of Carpen-ters Pension Fund, R.D. 8, Box 327, Middletown, NY 10940, 6.3%*.

  C & B Balanced Portfolio: UFCW Local 56 & Food Industry Employers Money Pur-chase Pension Trust, c/o Corestates Bank, P.O. Box 7829, Philadelphia, PA, 26%; The Chase Manhattan Bank, N.A., Trustee, Charles J. Prizer Money Purchase Pension Plan, FBO Charles J. Prizer, 4325 Gulf of Mexico Drive,

Longboat Key, FL, 13.9%*, Baptist Health System, Inc., D/B/A Coosa Valley Bap-tist Medical Center, 315 West Hickory Street, Sylacauga, AL, 13%, Stanley B. Tulin, c/o Coopers & Lybrand, 717 Spring Mill Rd., Villanova, PA 19085, 5.4% and St. Andrews Church, Memorial Endowment Fund, P.O. Box 1287, Edgartown, MA 02539, 5.2%.

  As of December 6, 1996, C & B owned one share of the Taxable Equity and Mid Cap Portfolios representing 100% of each Portfolio's shares issued.

  The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Cooke & Bieler, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment man-agement. Since its first acquisition in August 1983, UAM has acquired or orga-nized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to con-tinue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Af-filiated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser bases its philosophy and process on selecting high quality, risk averse stocks. An emphasis on value is designed to protect assets in down mar-kets. The stock selection process is geared towards finding companies with high quality earnings which are sustainable in a wide range of economic envi-ronments. Key criteria include companies with strong balance sheets, a proven management team and low debt. On the fixed income side, the Adviser is a con-servative, quality-oriented bond manager.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Baptist Health System, Mayo Foundation and Princeton University.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each C & B Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to both the C & B Portfolios' average net assets for the month:

                                                                          RATE
                                                                          -----
   C & B Equity Portfolio................................................ 0.625%
   C & B Balanced Portfolio.............................................. 0.625%
   C & B Equity Portfolio for Taxable Investors.......................... 0.625%
   C & B Mid Cap Equity Portfolio........................................ 0.625%

  For the periods ended October 31, 1994, 1995 and 1996, the C & B Equity Portfolio paid advisory fees of approximately $1,285,000, $1,418,000 and $1,345,533, respectively, to the Adviser.

  For the periods ended October 31, 1994, 1995 and 1996, the C & B Balanced Portfolio paid advisory fees of approximately $220,000, $182,000 and $77,383 respectively, to the Adviser. During these periods, the Adviser voluntarily waived advisory fees of approximately $2,000, $9,000 and $66,224, respective-ly.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Fund's C & B Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to al-locate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place port-folio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1994,

1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also ap-proved a Mutual Fund Services Agreement between UAMFSI and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in com-bined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfo-lio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996 the C & B Equity and C & B Balanced Portfolios paid administrative services fees of approximately: $242,000, $264,000 and $271,427; and $69,000,
$79,000 and $84,334; respectively, to the Administrator. Of these amounts, for the fiscal year ended October 31, 1996, C & B Balanced Portfolio paid $77,007 to Chase and $7,327 to UAMFSI and C & B Equity Portfolio paid $230,298 to Chase and $41,129 to UAMFSI. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Port-folios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Fund may from time to time quote various performance figures to illus-trate the Fund's past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual com-pounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of a Portfolio is determined by dividing the net in-vestment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the re-sult. Expenses accrued for the period include any fees charged to all share-holders during the base period.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
             ---------
                cd

where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.


TOTAL RETURN
  The average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  The average annual total rates of return for the C & B Equity and C & B Bal-anced Portfolios from inception and for the one and five year period ended on the date of the Financial Statements included herein are as follows:

                                                      SINCE INCEPTION
                               ONE YEAR   FIVE YEARS   THROUGH YEAR
                                 ENDED       ENDED         ENDED
                              OCTOBER 31, OCTOBER 31,   OCTOBER 31,   INCEPTION
                                 1996        1996          1996         DATE
                              ----------- ----------- --------------- ---------
C & B Equity Portfolio.......    21.99%      12.45%        13.58%      5/15/90
C & B Balanced Portfolio.....    14.70%      10.04%        11.06%     12/29/89

  These figures were calculated according to the following formula:

  P (1 + T)n = ERV

where:

     P
     =a hypothetical initial payment of $1,000
     T
     =average annual total return
     n
     =number of years
   ERV
     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividends.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the per-formance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

  (k) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agen-cies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also in-cluded are Yankee Bonds and nonconvertible debt issued by or guaran-teed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then re-moved. All returns are market value weighted inclusive of accrued in-come.

  (l) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Index.

  (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publi-cations that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill, Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other aver-ages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspon-dence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of com-mon stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

  The shares of each Portfolio of the Fund, when issued and paid for as pro-vided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative vot-ing rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains (see discussion under "Dividends, Capital Gains Distri-butions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of that Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of that Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the C & B Equity and C & B Balanced Portfolios and the Financial Highlights for the respective periods presented, which ap-pear in the C & B Equity and Balanced Portfolios' 1996 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent ac-countants, also appearing therein, are attached to this SAI.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.1%)
 Boeing Co................................................  21,600 $  2,060,100
 Raytheon Co. ............................................ 132,000    6,501,000
                                                                   ------------
                                                                      8,561,100
-------------------------------------------------------------------------------
AUTOMOTIVE (6.9%)
 Cooper Tire & Rubber Co.................................. 105,600    2,072,400
 Eaton Corp...............................................  60,000    3,585,000
 Genuine Parts Co......................................... 136,000    5,950,000
                                                                   ------------
                                                                     11,607,400
-------------------------------------------------------------------------------
BANKS (1.6%)
 Wachovia Corp............................................  51,700    2,778,875
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.3%)
 McCormick & Co., Inc.....................................  89,700    2,164,012
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (6.9%)
 Donnelley (R.R.) & Sons Co...............................  73,500    2,232,563
 McGraw-Hill Cos., Inc....................................  99,100    4,645,312
 Readers Digest Association, Inc., Class A
   (Non-Voting)........................................... 133,000    4,738,125
                                                                   ------------
                                                                     11,616,000
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (5.9%)
 Cooper Industries, Inc...................................  64,000    2,576,000
 Dover Corp............................................... 146,000    7,500,750
                                                                   ------------
                                                                     10,076,750
-------------------------------------------------------------------------------
CHEMICALS (2.1%)
 Eastman Chemical Co......................................  66,500    3,507,875
-------------------------------------------------------------------------------
CONSTRUCTION (3.1%)
 Sherwin-Williams Co...................................... 106,000    5,313,250
-------------------------------------------------------------------------------
CONSUMER DURABLES (6.2%)
 Corning, Inc............................................. 144,000    5,580,000
 Rubbermaid, Inc. ........................................ 105,000    2,441,250
 Service Corp. International..............................  84,800    2,416,800
                                                                   ------------
                                                                     10,438,050
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (6.3%)
 Avon Products, Inc........................................  85,000 $  4,611,250
 Hasbro, Inc............................................... 103,000    4,004,125
 International Flavors & Fragrances, Inc...................  50,000    2,068,750
                                                                    ------------
                                                                      10,684,125
--------------------------------------------------------------------------------
ELECTRONICS (4.3%)
 AMP, Inc..................................................  50,000    1,693,750
 Grainger (W.W.), Inc. ....................................  36,700    2,720,388
 Motorola, Inc.............................................  60,600    2,787,600
                                                                    ------------
                                                                       7,201,738
--------------------------------------------------------------------------------
ENERGY (10.7%)
 Burlington Resources, Inc. ...............................  92,800    4,674,800
 Exxon Corp. ..............................................  69,000    6,115,125
 Royal Dutch Petroleum Co. ................................  44,000    7,276,500
                                                                    ------------
                                                                      18,066,425
--------------------------------------------------------------------------------
FINANCIAL SERVICES (14.4%)
 EXEL Ltd.................................................. 119,000    4,522,000
 MBIA, Inc.................................................  54,000    4,785,750
 Marsh & McLennan Cos., Inc................................  74,000    7,705,250
 State Street Boston Corp.................................. 117,000    7,414,875
                                                                    ------------
                                                                      24,427,875
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.5%)
 Whitman Corp.............................................. 177,000    4,292,250
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (7.1%)
 International Business Machines Corp......................  39,300    5,069,700
 Pitney Bowes, Inc.........................................  76,600    4,280,025
 Xerox Corp................................................  58,000    2,689,750
                                                                    ------------
                                                                      12,039,475
--------------------------------------------------------------------------------
PAPER & PACKAGING (3.0%)
 Union Camp Corp........................................... 103,000    5,021,250
--------------------------------------------------------------------------------
PHARMACEUTICALS (7.5%)
 Bristol-Myers Squibb Co...................................  47,800    5,054,850
 Schering-Plough Corp...................................... 119,500    7,648,000
                                                                    ------------
                                                                      12,702,850
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $125,908,110)                              160,499,300
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                         FACE
                                                        AMOUNT      VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.4%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.4%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $9,055,403,
   collateralized by $8,751,691 of various
   U.S. Treasury Notes, 5.875%-7.75%, due from
   3/31/99-11/30/99, valued at $9,054,021
   (COST $9,054,000)................................. $9,054,000 $  9,054,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $134,962,110) (A)............................             169,553,300
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%).................                (508,958)
------------------------------------------------------------------------------
NET ASSETS (100%)....................................            $169,044,342
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 +See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $135,217,033. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $34,336,267. This consisted of aggregate gross unrealized appreciation for all securities of $37,496,591 and aggregate gross unrealized depreciation for all securities of $3,160,324.


   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $134,962,110
                                                                   ============
 Investments, at Value............................................ $169,553,300
 Receivable for Investments Sold..................................      589,907
 Dividends Receivable.............................................      266,010
 Interest Receivable..............................................        1,403
 Other Assets.....................................................        7,113
-------------------------------------------------------------------------------
  Total Assets....................................................  170,417,733
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................    1,178,130
 Payable for Investment Advisory Fees.............................       90,565
 Payable to Custodian.............................................       39,472
 Payable for Administrative Fees..................................       20,331
 Payable for Custodian Fees.......................................       14,827
 Payable for Directors' Fees......................................        1,195
 Other Liabilities................................................       28,871
-------------------------------------------------------------------------------
  Total Liabilities...............................................    1,373,391
-------------------------------------------------------------------------------
NET ASSETS........................................................ $169,044,342
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $ 94,855,106
 Undistributed Net Investment Income..............................      350,040
 Accumulated Net Realized Gain....................................   39,248,006
 Unrealized Appreciation..........................................   34,591,190
-------------------------------------------------------------------------------
NET ASSETS........................................................ $169,044,342
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000)........................................    9,449,210
 Net Asset Value, Offering and Redemption Price Per Share......... $      17.89
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................... $ 5,229,845
 Interest............................................................     641,064
----------------------------------------------------------------------------------
  Total Income.......................................................   5,870,909
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B....................................   1,345,533
 Administrative Fees--Note C.........................................     271,427
 Registration and Filing Fees........................................      18,263
 Custodian Fees--Note D..............................................      19,325
 Legal Fees..........................................................      16,904
 Audit Fees..........................................................      15,729
 Insurance...........................................................      12,520
 Printing Fees.......................................................      12,282
 Directors' Fees--Note G.............................................       6,995
 Other Expenses......................................................      14,137
----------------------------------------------------------------------------------
  Total Expenses.....................................................   1,733,115
 Expense Offset--Note A..............................................      (1,595)
----------------------------------------------------------------------------------
  Net Expenses.......................................................   1,731,520
----------------------------------------------------------------------------------
NET INVESTMENT INCOME................................................   4,139,389
----------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.....................................  45,211,776
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS.....................................................  (3,731,843)
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS..............................................  41,479,933
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $45,619,322
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1996          1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $  4,139,389  $  5,342,519
 Net Realized Gain..................................   45,211,776    14,986,130
 Net Change in Unrealized
   Appreciation/Depreciation........................   (3,731,843)   25,575,432
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations.................................   45,619,322    45,904,081
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................   (4,276,922)   (5,400,549)
 Net Realized Gain..................................  (11,481,231)          --
--------------------------------------------------------------------------------
  Total Distributions...............................  (15,758,153)   (5,400,549)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   16,594,738    36,110,998
        --In Lieu of Cash Distributions.............   14,951,054     4,790,791
 Redeemed........................................... (138,175,569)  (44,529,500)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions ..... (106,629,777)   (3,627,711)
--------------------------------------------------------------------------------
 Total Increase (Decrease)..........................  (76,768,608)   36,875,821
Net Assets:
 Beginning of Period................................  245,812,950   208,937,129
--------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $350,040 and $487,573, re-
   spectively)...................................... $169,044,342  $245,812,950
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................      987,019     2,478,715
  In Lieu of Cash Distributions.....................      944,442       333,851
  Shares Redeemed...................................   (8,159,088)   (3,047,394)
--------------------------------------------------------------------------------
                                                       (6,227,627)     (234,828)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEARS ENDED OCTOBER 31,
                              ------------------------------------------------
                                1996      1995      1994      1993      1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $  15.68  $  13.13  $  13.06  $  13.29  $  12.33
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income......      0.36      0.34      0.31      0.28      0.29
 Net Realized and Unrealized
   Gain.....................      2.94      2.55      0.28      0.24      1.02
-------------------------------------------------------------------------------
  Total From Investment
    Operations..............      3.30      2.89      0.59      0.52      1.31
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......     (0.35)    (0.34)    (0.30)    (0.26)    (0.30)
 Net Realized Gain..........     (0.74)      --      (0.18)    (0.49)    (0.05)
 In Excess of Net Realized
   Gain.....................       --        --      (0.04)      --        --
-------------------------------------------------------------------------------
  Total Distributions.......     (1.09)    (0.34)    (0.52)    (0.75)    (0.35)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD....................  $  17.89  $  15.68  $  13.13  $  13.06  $  13.29
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN................     21.99%    22.28%     4.67%     4.05%    10.68%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)...............  $169,044  $245,813  $208,937  $209,153  $112,763
Ratio of Expenses to Average
  Net Assets................      0.81%     0.79%     0.82%     0.82%     0.83%
Ratio of Net Investment
  Income to Average Net
  Assets....................      1.92%     2.35%     2.39%     2.28%     2.27%
Portfolio Turnover Rate.....        29%       42%       46%       21%       45%
Average Commission
  Rate #....................  $ 0.0508       N/A       N/A       N/A       N/A
-------------------------------------------------------------------------------
Ratio of Expenses to Average
  Net Assets Including
  Expense Offsets...........      0.80%     0.78%      N/A       N/A       N/A
-------------------------------------------------------------------------------

 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                            C & B EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the re-maining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remain-ing maturities of sixty days or less at time of purchase are valued at am-ortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Di-rectors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the

                            C & B EQUITY PORTFOLIO
  event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $5,050,615 to decrease accumu-lated net realized gain, with an increase to paid in capital of $5,050,615.

    Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management

                            C & B EQUITY PORTFOLIO
  investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advi-sory fees and to assume expenses, if necessary, in order to keep the Portfo-lio's total annual operating expenses, after the effect of expense offset ar-rangements, from exceeding 1.00% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $143,906 from the Portfolio as Administrator of which $102,776 was paid to CGFSC for their services.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees,

                            C & B EQUITY PORTFOLIO
computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 mil-lion of the combined aggregate net assets; plus 0.08% of the combined aggre-gate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $127,521 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $10,599, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $59,975,837 and sales of $173,242,732 of investment securi-ties other than long-term U.S. Government and short-term securities. The Port-folio sales figure includes $21,284,900 of in-kind transactions which resulted in a realized gain of $5,102,871. There were no purchases or sales of long-term U.S. Government securities.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is

                            C & B EQUITY PORTFOLIO
charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused por-tion of the line of credit. During the year ended October 31, 1996 the Portfo-lio had no borrowings under the agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
C&B Equity Portfolio

  In our opinion, the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C&B Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc. at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  The C&B Equity Portfolio hereby designates $11,481,000 as a long-term capi-tal gain dividend for the purpose of the dividend paid deduction on its Fed-eral income tax return. For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corpo-rate shareholders is 100.0%.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (55.2%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
 Boeing Co...................................................  2,100 $   200,287
 Raytheon Co................................................. 10,400     512,200
                                                                     -----------
                                                                         712,487
--------------------------------------------------------------------------------
AUTOMOTIVE (4.0%)
 Cooper Tire & Rubber Co.....................................  8,500     166,812
 Eaton Corp. ................................................  4,500     268,875
 Genuine Parts Co............................................ 10,900     476,875
                                                                     -----------
                                                                         912,562
--------------------------------------------------------------------------------
BANKS (1.0%)
 Wachovia Corp...............................................  4,100     220,375
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (3.9%)
 Donnelley (R.R.) & Sons Co. ................................  5,300     160,987
 McGraw-Hill Cos., Inc. .....................................  7,400     346,875
 Readers Digest Association, Inc., Class A
   (Non-Voting).............................................. 10,500     374,063
                                                                     -----------
                                                                         881,925
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (3.5%)
 Cooper Industries, Inc. ....................................  4,800     193,200
 Dover Corp.................................................. 11,500     590,812
                                                                     -----------
                                                                         784,012
--------------------------------------------------------------------------------
CHEMICALS (1.2%)
 Eastman Chemical Co.........................................  5,000     263,750
--------------------------------------------------------------------------------
CONSTRUCTION (2.0%)
 Sherwin-Williams Co. .......................................  9,000     451,125
--------------------------------------------------------------------------------
CONSUMER DURABLES (3.8%)
 Corning, Inc. .............................................. 11,600     449,500
 Rubbermaid, Inc. ...........................................  9,000     209,250
 Service Corp. International.................................  7,200     205,200
                                                                     -----------
                                                                         863,950
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-3

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.9%)
 Avon Products, Inc. ........................................  7,000 $   379,750
 Hasbro, Inc. ...............................................  8,700     338,213
 International Flavors & Fragrances, Inc. ...................  4,000     165,500
                                                                     -----------
                                                                         883,463
--------------------------------------------------------------------------------
ELECTRONICS (2.4%)
 AMP, Inc. ..................................................  4,000     135,500
 Grainger (W.W.), Inc. ......................................  2,900     214,963
 Motorola, Inc. .............................................  4,400     202,400
                                                                     -----------
                                                                         552,863
--------------------------------------------------------------------------------
ENERGY (6.2%)
 Burlington Resources, Inc...................................  7,700     387,887
 Exxon Corp..................................................  5,000     443,125
 Royal Dutch Petroleum Co....................................  3,500     578,813
                                                                     -----------
                                                                       1,409,825
--------------------------------------------------------------------------------
FINANCIAL SERVICES (8.4%)
 EXEL Ltd. ..................................................  9,300     353,400
 Marsh & McLennan Cos., Inc. ................................  4,400     389,950
 MBIA, Inc. .................................................  6,000     624,750
 State Street Boston Corp....................................  8,500     538,688
                                                                     -----------
                                                                       1,906,788
--------------------------------------------------------------------------------
MULTI-INDUSTRY (1.5%)
 Whitman Corp. .............................................. 13,600     329,800
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (4.2%)
 International Business Machines Corp. ......................  3,200     412,800
 Pitney Bowes, Inc. .........................................  6,500     363,188
 Xerox Corp..................................................  4,000     185,500
                                                                     -----------
                                                                         961,488
--------------------------------------------------------------------------------
PAPER & PACKAGING (1.8%)
 Union Camp Corp. ...........................................  8,400     409,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-4

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (4.2%)
 Bristol-Myers Squibb Co. ..............................      3,300 $   348,975
 Schering-Plough Corp...................................      9,500     608,000
                                                                    -----------
                                                                        956,975
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $9,584,476).....................................             12,500,888
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (17.6%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
 Boeing Co.
  6.35%, 6/15/03........................................ $  500,000     493,920
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.8%)
 Coca Cola Co.
  7.875%, 9/15/98.......................................  1,000,000   1,033,060
 Philip Morris Cos., Inc.
  8.75%, 6/15/97........................................    500,000     508,415
                                                                    -----------
                                                                      1,541,475
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.8%)
 Clorox Co.
  8.80%, 7/15/01........................................  1,000,000   1,090,860
-------------------------------------------------------------------------------
ENERGY (1.1%)
 Amoco, Canada
  7.25%, 12/1/02........................................    250,000     257,940
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.7%)
 Chevron Profit Sharing Savings Plan Trust Fund
  7.28%, 1/1/97.........................................    600,000     601,386
-------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
  (COST $3,847,506).....................................              3,985,581
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
  SECURITIES (23.2%)
-------------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (7.0%)
   7.50%, 2/11/02.......................................  1,500,000   1,578,045
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-5

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
 U.S. TREASURY BONDS (4.3%)
  8.25%, 5/15/05........................................ $  500,000 $   542,265
  7.50%, 11/15/16.......................................    400,000     423,376
                                                                    -----------
                                                                        965,641
-------------------------------------------------------------------------------
 U.S. TREASURY NOTES (11.9%)
  8.125%, 2/15/98.......................................  1,000,000   1,026,560
  7.00%, 4/15/99........................................  1,000,000   1,059,060
  7.50%, 11/15/01.......................................    600,000     618,096
                                                                    -----------
                                                                      2,703,716
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (COST $5,057,340).....................................              5,247,402
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.1%)
 Chase Securities, Inc., 5.58%, dated 10/31/96,
   due 11/1/96, to be repurchased at $703,109,
   collateralized by $679,527 various
   U.S. Treasury Notes, 5.875%-7.75%, due
   from 3/31/99-11/30/99,
   valued at $703,002 (COST $703,000) ..................    703,000     703,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (COST $19,192,322) (A)................................             22,436,871
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (0.9%)................................................                191,770
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $22,628,641
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $19,237,285. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $3,199,586. This consisted of aggregate gross unrealized appreciation for all securities of $3,461,698 and aggregate gross unrealized depreciation for all securities of $262,112.

   The accompanying notes are an integral part of the financial statements.

                                    FINA-6

C & B BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $19,192,322
                                                                    ===========
 Investments, at Value............................................. $22,436,871
 Cash..............................................................         669
 Interest Receivable...............................................     192,531
 Receivable for Investments Sold...................................      87,801
 Dividends Receivable..............................................      20,995
 Other Assets......................................................         753
-------------------------------------------------------------------------------
  Total Assets.....................................................  22,739,620
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................      68,100
 Payable for Administrative Fees...................................       7,474
 Payable for Investment Advisory Fees..............................       4,619
 Payable for Custodian Fees........................................       3,236
 Payable for Directors' Fees.......................................         666
 Other Liabilities.................................................      26,884
-------------------------------------------------------------------------------
  Total Liabilities................................................     110,979
-------------------------------------------------------------------------------
NET ASSETS......................................................... $22,628,641
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $17,406,043
 Undistributed Net Investment Income...............................     102,528
 Accumulated Net Realized Gain.....................................   1,875,521
 Unrealized Appreciation...........................................   3,244,549
-------------------------------------------------------------------------------
NET ASSETS......................................................... $22,628,641
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000).........................................   1,748,347
 Net Asset Value, Offering and Redemption Price Per Share.......... $     12.94
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-7

C & B BALANCED PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                        1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.................................................           $  705,173
 Dividends................................................              331,421
--------------------------------------------------------------------------------
  Total Income............................................            1,036,594
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.............................................. $143,607
  Less: Fees Waived.......................................  (66,224)     77,383
                                                           --------
 Administrative Fees--Note C..............................               84,334
 Registration and Filing Fees.............................               22,151
 Audit Fees...............................................               14,662
 Printing Fees............................................               13,908
 Custodian Fees--Note D...................................                8,601
 Directors' Fees--Note G..................................                2,845
 Other Expenses...........................................                5,697
--------------------------------------------------------------------------------
  Total Expenses..........................................              229,581
 Expense Offset--Note A...................................                 (148)
--------------------------------------------------------------------------------
  Net Expenses............................................              229,433
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................              807,161
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..........................            1,918,101
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON INVESTMENTS................              435,301
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................            2,353,402
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................           $3,160,563
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-8

C & B BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   807,161  $ 1,162,224
 Net Realized Gain.....................................    1,918,101    2,588,583
 Net Change in Unrealized
 Appreciation/Depreciation.............................      435,301    1,387,264
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations....................................    3,160,563    5,138,071
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (804,110)  (1,204,368)
 Net Realized Gain.....................................   (2,579,017)    (642,513)
----------------------------------------------------------------------------------
  Total Distributions..................................   (3,383,127)  (1,846,881)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      328,108    1,074,934
       --In Lieu of Cash Distributions.................    3,033,780    1,548,186
 Redeemed..............................................   (4,657,088) (13,844,471)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share
       Transactions....................................   (1,295,200) (11,221,351)
----------------------------------------------------------------------------------
 Total Decrease........................................   (1,517,764)  (7,930,161)
Net Assets:
 Beginning of Period...................................   24,146,405   32,076,566
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $102,528 and
   $93,128, respectively)..............................  $22,628,641  $24,146,405
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
   Shares Issued.......................................       26,277       87,856
   In Lieu of Cash Distributions.......................      251,778      130,537
   Shares Redeemed.....................................     (368,527)  (1,083,523)
----------------------------------------------------------------------------------
                                                             (90,472)    (865,130)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-9

C & B BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEARS ENDED OCTOBER 31,
                                ----------------------------------------------
                                 1996      1995      1994      1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $ 13.13   $ 11.86   $ 12.68   $ 12.57  $ 11.88
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income........     0.45      0.52      0.48      0.45     0.46
 Net Realized and Unrealized
   Gain (Loss)................     1.29      1.51     (0.39)     0.40     0.79
-------------------------------------------------------------------------------
  Total From Investment
    Operations................     1.74      2.03      0.09      0.85     1.25
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.45)    (0.52)    (0.47)    (0.44)   (0.46)
 Net Realized Gain............    (1.48)    (0.24)    (0.44)    (0.30)   (0.10)
-------------------------------------------------------------------------------
  Total Distributions.........    (1.93)    (0.76)    (0.91)    (0.74)   (0.56)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD......................  $ 12.94   $ 13.13   $ 11.86   $ 12.68  $ 12.57
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN..................    14.70%+   17.83%+    0.74%+    7.01%   10.72%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).................  $22,629   $24,146   $32,077   $42,974  $35,326
Ratio of Expenses to Average
  Net Assets..................     1.00%     1.00%     1.00%     0.90%    0.91%
Ratio of Net Investment Income
  to Average Net Assets.......     3.51%     3.80%     3.84%     3.65%    3.78%
Portfolio Turnover Rate.......       21%       22%       24%       22%      12%
Average Commission Rate #.....  $0.0511       N/A       N/A       N/A      N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share...........  $ 0.037   $ 0.004   $ 0.001       N/A      N/A
Ratio of Expenses to Average
  Net Assets Including Expense
  Offsets.....................     1.00%     1.00%      N/A       N/A      N/A
-------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                    FINA-10

                           C & B BALANCED PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS


  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The C & B Bal-anced Portfolio (the "Portfolio"), a portfolio of UAM Funds Inc., is a diver-sified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Port-folio is to provide maximum long-term total return with minimal risk to prin-cipal by investing in a combined portfolio of common stocks which have a con-sistency and predictability in their earnings growth and investment grade fixed income securities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income secu-rities, quotations from dealers, market transactions in comparable securi-ties and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quota-tions are readily available is determined in good faith at fair value us-ing methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of

                                    FINA-11

                           C & B BALANCED PORTFOLIO
  the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $6,349 to increase undistributed net investment income and $6,349 to decrease accumulated net realized gain.

    Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a

                                    FINA-12

                           C & B BALANCED PORTFOLIO
  particular portfolio. Expenses which cannot be directly attributed are ap-portioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the port-folios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been in-creased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advi-sory fees and to assume expenses, if necessary, in order to keep the Portfo-lio's total annual operating expenses, after the effect of expense offset ar-rangements, from exceeding 1.00% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund

                                    FINA-13

                           C & B BALANCED PORTFOLIO

Services, Inc. earned $48,131 from the Portfolio as Administrator of which $40,804 was paid to CGFSC for their services.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996 , CGFSC earned $36,203 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $2,401, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $4,170,134 and sales of $7,688,861 of investment securities other than long-term U.S. Government and short-term securities. Purchases of long-term U.S. Government securities were $540,938. There were no sales of long-term U.S. Government securities.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

                                    FINA-14

                           C & B BALANCED PORTFOLIO

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, 53.9% of total shares outstanding were held by three record shareholders owning more than 10% of the aggregate total shares outstanding.

                                    FINA-15

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C&B Balanced Portfolio

  In our opinion, the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of C&B Balanced Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

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FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  The C&B Balanced Portfolio hereby designates $2,178,000 as a long-term capi-tal gain dividend for the purpose of the dividend paid deduction on its Fed-eral income tax return. For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corpo-rate shareholders is 35.7%.

                                    FINA-16

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

  Mortgage-backed securities represent an ownership interest in a pool of res-idential mortgage loans. These securities are designed to provide monthly pay-ments of interest and principal to the investor. The mortgagor's monthly pay-ments to his/her lending institution are "passed-through" to investors such as the C & B Balanced Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of cred-it, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mort-gage-backed securities issued by private issuers, whether or not such securi-ties are subject to guarantees, may entail greater risk. If there is no guar-antee provided by the issuer, mortgage-backed securities purchased by the C & B Balanced Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES
  Pools consist of whole mortgage loans or participations in loans. The major-ity of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the C & B Balanced Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mort-gages (GPM) and other types where the principal and interest payment proce-dures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying lev-els of principal repayment over the life of the mortgage. These different in-terest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

  All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit stan-dards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through pri-vate mortgage insurance companies.

AVERAGE LIFE
  The average life of pass-through pools varies with the maturities of the un-derlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors in-cluding the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturi-ties or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES
  Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life as-sumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly pay-ments received by a Portfolio will increase its yield to shareholders, com-pared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES
  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide a monthly payment which consists of both in-terest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such secu-rities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

  Residential mortgage loans are pooled by the Federal Home Loan Mortgage Cor-poration (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the avail-ability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfo-lio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

  The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

  The principal Government guarantor of mortgage-backed securities is the Gov-ernment National Mortgage Association (GNMA). GNMA is a wholly-owned

U.S. Government corporation within the Department of Housing and Urban Devel-opment. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guar-anteed mortgages.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the C & B Balanced Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

  The C & B Balanced Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be al-ternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their invest-ment objective and policies, consider making investments in such new types of securities.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Ad-ministration, Federal Financing Bank, and others. Certain agencies and instru-mentalities, such as the Government National Mortgage Association are, in ef-fect, backed by the full faith and credit of the United States through provi-sions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agen-cies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the insti-tution in meeting its debt obligations. Finally, other agencies and instrumen-talities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervi-sion, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER
  Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial pa-per is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in as-signing ratings are the following: (1) evaluation of the management of the is-suer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obliga-tions.

V. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected fa-vorably or unfavor-ably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

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                                DSI PORTFOLIOS

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            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the DSI Portfolios Institutional Class Shares dated January 3, 1997 and the Pro-spectus relating to the DSI Disciplined Value Portfolio Institutional Service Class Shares (the "Service Class Shares") dated January 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  14
Shareholder Services.......................................................  15
Investment Limitations.....................................................  16
Management of the Fund.....................................................  18
Investment Adviser.........................................................  21
Service and Distribution Plans.............................................  23
Portfolio Transactions.....................................................  26
Administrative Services....................................................  26
Performance Calculations...................................................  27
General Information........................................................  32
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the DSI Disciplined Value, DSI Limited Maturity Bond, DSI Balanced and DSI Money Market Portfolios (the "Portfolios") as set forth in the DSI Portfolios'
Prospectuses:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;
  (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;
  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;
  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;
  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and
  (6) Repurchase agreements collateralized by securities listed above.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the DSI Limited Maturity Bond and DSI Balanced Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various cur-rencies. The Portfolios will conduct their foreign currency exchange transac-tions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the con-tract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A for-ward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

  The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the pur-chase or sale of a security denominated in a foreign currency, or when a Port-folio anticipates the receipt in a foreign currency of dividends or interest payments on a secu-rity which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or inter-est payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency dur-ing the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities in-volved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Port-folio may enter into forward contracts to protect the value of portfolio secu-rities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such portfolio securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward con-tracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a for-ward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custo-dian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

  The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign cur-rency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to pur-chase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  Each of the Portfolios' dealings in forward foreign currency exchange con-tracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such con-tracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS
  Each Portfolio (except the DSI Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of the futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect secu-rities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to pur-chase. As evidence of this hedging interest, each Portfolio expects that ap-proximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its out-standing obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to main-tain its required margin. In such situations, if the Portfolio has insuffi-cient cash, it may have to sell Portfolio securities to meet daily margin re-quirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures posi-tions also could have an adverse impact on the Portfolio's ability to effec-tively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would pre-sumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS
  The Portfolios (except the DSI Money Market Portfolio) may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connec-tion with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In gen-eral, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS
  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price in-crease in the underlying security above the option exercise price. In addition, each Portfolio's abil-ity to sell the underlying security will be limited while the option is in ef-fect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a par-tial hedge against the price of the underlying security declining.

  Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its cus-todian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying secu-rity at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS
  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will de-pend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the op-tion it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES
  The DSI Limited Maturity Bond and DSI Balanced Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward con-tracts, will be utilized. For example, a decline in the dollar value of a for-eign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign cur-rency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which other-wise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securi-ties to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The pur-chase of such options could offset, at least partially, the effects of the ad-verse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign cur-rency options will be reduced by the amount of the premium and related trans-action costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

  Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctu-ations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of port-folio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against an antici-pated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will con-stitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the un-derlying currency at a loss which may not be offset by the amount of the pre-mium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might other-wise have been obtained from favorable movements in exchange rates.

  Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Port-folio owns the underlying foreign currency covered by the call or has an abso-lute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign cur-rency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exer-cise price of the call written if the difference is maintained by the Portfo-lio in cash, U.S. Government securities or other high grade liquid debt secu-rities in a segregated account with the Custodian.

  Each Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfo-lio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a seg-regated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Options on foreign currencies and forward contracts are not traded on con-tract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although for-eign currency options are also traded on certain national securities ex-changes, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading en-vironment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corpo-ration ("OCC"), thereby reducing the risk of counterparty default. Further-more, a liquid secondary market in options traded on a national securities ex-change may be more readily available than in the over-the-counter market, po-tentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market de-scribed above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interven-tion by governmental authorities and the effect of other political and eco-nomic events. In addition, exchange-traded options of foreign currencies in-volve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign coun-tries for this purpose. As a result, the OCC may, if it determines that for-eign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settle-ment, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, futures contracts, options on futures contracts, forward con-tracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfo-lio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exer-cise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS
  Except for transactions the Portfolios have identified as hedging transac-tions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are in-tended to hedge against a change in the value of securities held by a Portfo-lio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualifica-tion as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures trans-actions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

  Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Cus-todian. The minimum initial investment required is $2,500 for the DSI Portfo-lios Institutional Class Shares and $500,000 for the DSI Disciplined Value Portfolio Service Class Shares with certain exceptions as may be determined from time to time by officers of the Fund. Other Institutional Class invest-ment minimums are: initial IRA investment, $500; initial spousal IRA invest-ment, $250; minimum additional investment for all accounts, $100. For each of the DSI Portfolios (except the DSI Money Market Portfolio), an order received in proper form prior 4:00 p.m. Eastern Time (ET), the close of the New York Stock Exchange ("Exchange"), will be executed at the price computed on the date of receipt; and an order received not in proper form or after 4:00 p.m. ET will be executed at the price computed on the next day the Exchange is open after proper receipt. For the DSI Money Market Portfolio, the net asset value is determined at 12:00 ET. Therefore, shares purchased in the DSI Money Market Portfolio before 12:00 noon ET begin earning dividends on the same business day provided Federal funds are available to the Fund before 12:00 noon ET that day. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memo-rial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming share-holder would normally incur brokerage expenses if these securities were con-verted to cash.

  No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

  SIGNATURE GUARANTEES -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Sig-nature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-nature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the DSI Portfolios' Prospectuses:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each DSI Portfolio may be exchanged for Insti-tutional Class Shares of the other DSI Portfolios. In addition, Institutional Class Shares of each DSI Portfolio may be exchanged for any other Institu-tional Class Shares of a Portfolio included in the UAM Funds which is com-prised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of the DSI Portfolios--Institu-tional Class Shares Prospectus.) Service Class Shares of the DSI Disciplined Value Portfolio may be exchanged for any other Service Class Shares of a Port-folio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by call-ing the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfo-lios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon ET for the DSI Money Market Portfolio, and 4:00 p.m. ET for the other DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the au-thenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other re-strictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares to another person by making a written re-quest to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered own-ers and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  Each DSI Portfolio of the Fund is subject to the following restrictions which are fundamental policies of the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or rep-resented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Only investment limitations (1), (2), (3), (4) and (11) are classified as fundamental policies of the DSI Balanced Portfolio. Each Portfo-lio will not:

   (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfo-lio's assets are required as deposit to secure obligations under futures contracts;

   (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into options and futures (for the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Balanced Portfolios) or repurchase transac-tions;

   (5) purchase on margin or sell short except as specified in (1) above;

   (6) purchase more than 10% of the outstanding voting securities of any issuer;

   (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instru-mentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

   (8) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (9) borrow money, except from banks and as a temporary measure for ex-traordinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the DSI Balanced Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

  (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the DSI Balanced Portfolio) of its to-tal assets at fair market value;

  (11) underwrite the securities of other issuers or invest more than an ag-gregate of 10% (33 1/3% for the DSI Balanced Portfolio) of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (12) invest for the purpose of exercising control over management of any company;

  (13) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) continuous opera-tions consisting of less than three years;

  (14) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of the Portfo-lio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limi-tation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

  (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

JOHN T. BENNETT, JR.      Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
Age: 67                   President of Bennett Management Company
                          from 1988 to 1993.

PHILIP D. ENGLISH         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec Cor-
Age: 47                   poration and Cyber Scientific, Inc.

WILLIAM A. HUMENUK        Director of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower  delphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54

NORTON H. REAMER*        Director, President and Chairman of the
One International Place  Fund; President, Chief Executive Officer
Boston, MA 02110         and a Director of United Asset Management
Age: 60                  Corporation; Director, Partner or Trustee
                         of each of the Investment Companies of the
                         Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*   Director of the Fund; President and Chief
One Financial Center     Investment Officer of Dewey Square Invest-
Boston, MA 02111         ors Corporation since 1988; Director and
Age: 52                  Chief Executive Officer of H.T. Investors,
                         Inc., formerly a subsidiary of Dewey
                         Square.

WILLIAM H. PARK*         Vice President of the Fund; Executive Vice
One International Place  President and Chief Financial Officer of
Boston, MA 02110         United Asset Management Corporation.
Age: 49

GARY L. FRENCH*          Treasurer of the Fund; President of UAM
211 Congress Street      Fund Services, Inc. and UAM Fund Distribu-
Boston, MA 02110         tors, Inc.; Vice President of Operations,
Age: 45                  Development and Control of Fidelity Invest-
                         ments in 1995; Treasurer of the Fidelity
                         Group of Mutual Funds from 1991 to 1995.

ROBERT R. FLAHERTY*      Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street      ident of UAM Fund Services, Inc.; former
Boston, MA 02110         Manager of Fund Administration and Compli-
Age: 32                  ance of Chase Global Fund Services Company
                         from 1995 to 1996; Deloitte & Touche LLP
                         from 1985 to 1995, formerly Senior Manager.

MICHAEL DEFAO*           Secretary of the Fund; Vice President and
211 Congress Street      General Counsel of UAM Fund Services, Inc.
Boston, MA 02110         and UAM Fund Distributors, Inc.; Associate
Age: 28                  Attorney of Ropes & Gray (a law firm) from
                         1993 to 1995.

KARL O. HARTMANN*        Assistant Secretary of the Fund; Senior
73 Tremont Street        Vice President and General Counsel of Chase
Boston, MA 02108         Global Funds Services Company; Senior Vice
Age: 41                  President, Secretary and General Counsel of
                         Leland, O'Brien, Rubinstein Associates,
                         Inc. from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

  As of December 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director
Philip D. English.......     $25,463               0                 0              $30,500
 Director
William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of a Portfolio, as noted.

  DSI Disciplined Value Portfolio Institutional Class Shares: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 42.8%*; Bob & Co., c/o Bank of Bos-ton, P.O. Box 1809, Boston, MA, 9.9%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 5%*.

  DSI Limited Maturity Portfolio Institutional Class Shares: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 55.2%*; Bob & Co., c/o Bank of Bos-ton, P.O. Box 1809, Boston, MA, 7.5%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 5%*.

  DSI Money Market Portfolio Institutional Class Shares: First National Bank of Boston, Custodian for Various Accounts, 150 Royall Street, Canton, MA,

72.5%*; United Asset Management Corporation, One International Place, Boston, MA, 15.6%; CS First Boston Corp., 55 E 52nd Street, New York, NY, 5%*.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Dewey Square Investors Corporation (the "Adviser") is a wholly-owned subsid-iary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The Adviser's philosophy is derived from a belief that low P/E, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disci-plined diversification process which is intended to avoid becoming overly con-centrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

  The Adviser's fixed income philosophy is based on the premise that investing for yield will produce superior results over the long term. Therefore, the fixed income portfolio is constructed primarily of corporate bonds, mortgage pass-throughs and other high yielding sectors of the investment grade bond market. Modest amounts of less than investment grade issues are used for yield and diver-sification. The portfolio is built with an emphasis on: higher yield relative to the benchmark in order to provide superior investment return; investment grade securities to provide safety of principal and stability; limited inter-est rate anticipation to control market risk; and broad diversification by sector and subsector to control portfolio risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: American Airlines, Raytheon Corp., Bank of Boston, Guy Gannett Publishing and Reed & Barton.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each DSI Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the DSI Portfolio's average daily net assets for the month:

                                                     RATE
                                                     ----
DSI Balanced Portfolio.......... .45% for the first 12 months of operation
                                 .55% for the next 12 months of operations and
                                 .65% thereafter
DSI Disciplined Value
  Portfolio..................... .750% of the first $500 million
                                 .650% in excess of $500 million
DSI Limited Maturity Bond
  Portfolio..................... .450% of the first $500 million
                                 .400% of the next $500 million
                                 .350% in excess of $1 billion
DSI Money Market Portfolio...... .400% of the first $500 million
                                 .350% in excess of $500 million

  For the years ended October 31, 1994, 1995 and 1996, the DSI Disciplined Value Portfolio paid advisory fees of approximately $328,000, $362,000 and $429,033, respectively, to the Adviser.

  For the years ended October 31, 1994, 1995 and 1996, the DSI Limited Matu-rity Bond Portfolio paid advisory fees of approximately $140,000, $132,000 and $134,334, respectively, to the Adviser.

  For the years ended October 31, 1994, 1995 and 1996, the DSI Money Market Portfolio paid advisory fees of approximately $719,000, $393,000 and $230,533 respectively, to the Adviser. During the fiscal years ended October 31, 1995 and

1996, the Adviser voluntarily waived advisory fees of approximately $82,000 and $283,121, respectively.

  As of October 31, 1996, the DSI Balanced Portfolio had not yet commenced op-erations.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the DSI Disciplined Value Portfolio's Service Class Shares Pro-spectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agree-ments with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the ben-efit of its Customers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account records for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by shareholders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpreta-tions thereof by, the Board of Governors of the Federal Reserve Sys-tem, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Direc-tors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no di-rect or indirect financial interest in such arrangements.

  The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (in-cluding a majority of the disinterested Directors). So long as the arrange-ments with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, in-cluding a majority of the directors who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agree-ments. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The DSI Portfolios Service Class Shares have not been offered prior to the date of this Statement.

  Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested per-sons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' out-standing voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a major-ity of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make pay-ments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for each of the Portfolios and directs the Adviser to use its best ef-forts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to al-locate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also ap-proved a Mutual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, pro-vided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in com-bined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over

$1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, 1995 and 1996, ad-ministrative services fees paid to the Administrator by the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Money Market Portfolios totaled ap-proximately $69,000, $78,000 and $99,321, $69,000, $87,000 and $92,990 and
$204,000, $134,000 and $149,671, respectively. Of the fees paid during the year ended October 31, 1996, DSI Disciplined Value Portfolio paid $79,439 to CGFSC and $19,882 to UAMFSI; DSI Limited Maturity Bond Portfolio paid $86,458 to CGFSC and $6,532 to UAMFSI; and DSI Money Market Portfolio paid $135,324 to CGFSC and $14,347 to UAMFSI. As of October 31, 1996, the DSI Balanced Portfo-lio had not yet commenced operations.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Fund may from time to time quote various performance figures to illus-trate the past performance of each class of the Portfolios.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Fund are based on the standardized methods of computing performance man-dated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN
  The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the average an-nual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

  The average annual total rates of return for the Institutional Class Shares of the DSI Portfolios from inception to October 31, 1996 and for the one-year and five-year periods ended on the date of the Financial Statements included herein are as follows:

                                                      SINCE INCEPTION
                               ONE YEAR   FIVE YEARS   THROUGH YEAR
                                 ENDED       ENDED         ENDED
                              OCTOBER 31, OCTOBER 31,   OCTOBER 31,   INCEPTION
                                 1996        1996          1996         DATE
                              ----------- ----------- --------------- ---------
DSI Disciplined Value
  Portfolio.................     22.92%      14.83%        11.69%     12/12/89
DSI Limited Maturity Bond
  Portfolio.................      5.34%       5.68%         6.80%     12/12/89
DSI Money Market Portfolio..      5.26%       4.06%         4.82%     12/12/89

  These figures are calculated according to the following formula:

  P (1 + T)n = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

  Institutional Class Shares of the DSI Balanced Portfolio and Institutional Service Class Shares of the DSI Disciplined Value Portfolio were not offered as of October 31, 1996. Accordingly, no total return figures are available.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ments. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

  Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base peri-od. The yield for the Institutional Class Shares of the DSI Limited Maturity Bond Portfolio for the 30-day period ended on October 31, 1996 was 5.91%.

  This figure is obtained using the following formula:

  Yield = 2[( a - b + 1 )/6/ - 1]
                 cd

  where:
     a
     = dividends and interest earned during the period b
     = expenses accrued for the period (net of reimbursements) c
     = the average daily number of shares outstanding during the period that were entitled to receive income distributions d
     = the maximum offering price per share on the last day of the peri-od.

CALCULATION OF YIELD (DSI MONEY MARKET PORTFOLIO)
  The current yield of the DSI Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multi-plying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the divi-dends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of com-pounding and represents an annualization of the current yield with all divi-dends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

  The current and effective yield calculation for the DSI Money Market Portfo-lio Institutional Class Shares for the 7 day base period ended October 31, 1996 are 4.98% and 5.10%, respectively.

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Donoghue's Money Fund Average -- is an average of all major money mar-ket fund yields, published weekly for 7 and 30-day yields.

  (b) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (c) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (d) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (g) Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an av-erage of 160 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades with dollar-weighted aver-age maturities of 5 years or less.

  (h) Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an un-managed index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

  (i) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (l) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (m) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

  (n) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (o) Lehman Brothers Intermediate Government/Corporate Index -- is a combi-nation of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Govern-ment issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agen-cies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also in-cluded are Yankee Bonds and nonconvertible debt issued by or guaran-teed by foreign or international governments and agencies. Any secu-rity downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (q) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (r) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (s) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (t) Merrill Government/Corporate 1 to 5 Year Index -- is an unmanaged in-dex composed of U.S. Treasuries, agencies and corporates with maturi-ties from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

  (u) CDA Mutual Fund Report, published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time pe-riods for the mutual fund industry.

  (v) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publi-cations that rate fund performance over specified time periods.

  (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  (aa) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other aver-ages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798.

The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of com-mon stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

  Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Direc-tors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfo-lio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains (see discussion under "Dividends, Capital Gains Distri-butions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of that Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gain distributions are automatically re-ceived in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholders in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any capi-tal losses of another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios and the Financial Highlights for the respective periods presented which appear in the DSI Portfolios' 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent ac-countants, also appearing therein, are attached to this SAI.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS (87.0%)
--------------------------------------------------------------------------------
 AUTOMOTIVE (4.0%)
 General Motors Corp. ......................................  47,000 $ 2,532,125
--------------------------------------------------------------------------------
 BASIC RESOURCES (2.3%)
 IMC Global, Inc. ..........................................  38,840   1,456,500
--------------------------------------------------------------------------------
 CONSUMER DURABLES (1.3%)
 General Motors Corp., Class H..............................  15,600     832,650
--------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (10.2%)
 J.C. Penney Co., Inc. .....................................  46,000   2,412,981
 Kmart Corp. ...............................................  35,000     341,250
 Limited (The), Inc. .......................................  47,000     863,625
 Liz Claiborne, Inc. .......................................  16,000     676,000
 Philip Morris Cos., Inc. ..................................  14,650   1,356,956
 *Ryan's Family Steak House, Inc. ..........................  25,000     178,125
 Sears, Roebuck & Co. ......................................  13,500     653,063
                                                                     -----------
                                                                       6,482,000
--------------------------------------------------------------------------------
 ENERGY (8.7%)
 British Petroleum Co. plc ADR..............................  14,564   1,873,294
 Exxon Corp. ...............................................  26,600   2,357,425
 Texaco, Inc. ..............................................   5,300     538,613
 Union Texas Petroleum Holdings, Inc........................  34,700     741,674
                                                                     -----------
                                                                       5,511,006
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (12.6%)
 American Express Co. ......................................   6,300     296,100
 BankAmerica Corp. .........................................  28,400   2,598,600
 Bank of Boston Corp. ......................................  34,000   2,176,000
 Chase Manhattan Corp. .....................................  34,500   2,958,375
                                                                     -----------
                                                                       8,029,075
--------------------------------------------------------------------------------
 HEALTH CARE (2.9%)
 Baxter International, Inc. ................................  33,000   1,373,625
 *Tenent Healthcare Corp. ..................................  24,200     505,175
                                                                     -----------
                                                                       1,878,800
--------------------------------------------------------------------------------

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 INDUSTRIAL (7.8%)
 Cooper Industries, Inc. ...................................  29,000 $ 1,167,250
 Hercules, Inc. ............................................  23,925   1,139,428
 Imperial Chemical Industries plc ADR.......................  11,500     583,625
 Lubrizol Corp. ............................................   8,000     238,000
 LucasVarity plc ADR........................................   7,590     305,497
 United Technologies Corp. .................................   6,500     836,875
 USX-US Steel Group, Inc. ..................................  13,500     367,875
 *WHX Corp. ................................................  40,000     335,000
                                                                     -----------
                                                                       4,973,550
--------------------------------------------------------------------------------
 INSURANCE (5.8%)
 Allstate Corp. ............................................  45,000   2,525,625
 Torchmark Corp. ...........................................  23,500   1,136,849
                                                                     -----------
                                                                       3,662,474
--------------------------------------------------------------------------------
 MINING (1.8%)
 Barrick Gold Corp. ........................................  43,000   1,123,375
--------------------------------------------------------------------------------
 PAPER & PACKAGING (2.9%)
 James River Corp. of Virginia..............................  32,000   1,008,000
 *Jefferson Smurfit Corp. ..................................  60,000     825,000
                                                                     -----------
                                                                       1,833,000
--------------------------------------------------------------------------------
 PHARMACEUTICALS (6.9%)
 American Home Products Corp. ..............................  17,300   1,059,625
 Pharmacia & Upjohn, Inc. ..................................  69,000   2,484,000
 SmithKline Beecham plc ADR.................................  14,000     876,750
                                                                     -----------
                                                                       4,420,375
--------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (0.4%)
 Simon DeBartolo Group, Inc. ...............................  10,200     269,024
--------------------------------------------------------------------------------
 SERVICES (0.9%)
 *Information Resources, Inc. ..............................  30,000     375,000
 National Service Industries, Inc. .........................   6,300     217,350
                                                                     -----------
                                                                         592,350
--------------------------------------------------------------------------------

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 TECHNOLOGY (9.5%)
 *Data General Corp. .....................................   25,000 $   371,875
 *Digital Equipment Corp. ................................   62,000   1,829,000
 International Business Machines Corp. ...................    6,000     774,000
 Scitex Corp. Ltd. .......................................   28,000     276,500
 *Symantec Corp. .........................................  102,845   1,105,584
 Xerox Corp. .............................................   36,000   1,669,500
                                                                    -----------
                                                                      6,026,459
-------------------------------------------------------------------------------
 UTILITIES (9.0%)
 AT&T Corp. ..............................................   17,400     606,825
 GTE Corp. ...............................................   35,230   1,484,064
 NYNEX Corp. .............................................   55,000   2,447,500
 Telefonos de Mexico S.A. ADR, Class L....................   18,000     549,000
 Texas Utilities Co. .....................................   15,000     607,500
                                                                    -----------
                                                                      5,694,889
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
   (COST $50,765,600).....................................           55,317,652
-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (7.1%)
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (1.1%)
 RJR Nabisco Holdings, Series C, $0.6012..................  125,000     703,125
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (1.7%)
 Kmart Financing, 7.75%...................................   22,364   1,062,290
-------------------------------------------------------------------------------
 INDUSTRIAL (1.2%)
 WHX Corp. Series A, 6.5%.................................   19,200     744,000
-------------------------------------------------------------------------------
 INSURANCE (3.1%)
 Aetna Inc., 6.25%........................................   28,615   2,006,627
-------------------------------------------------------------------------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,918,155).....            4,516,042
-------------------------------------------------------------------------------

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT TERM INVESTMENT (6.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.0%)
Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $3,837,595,
  collateralized by $3,708,884 various U.S. Treasury
  Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
  valued at $3,837,009
  (COST $3,837,000).................................... $3,837,000 $ 3,837,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $59,520,755)(A)................................             63,670,694
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (- 0.1%)..................                (75,086)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $63,595,608
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADRAmerican Depositary Receipt.
(a) The cost for federal income tax purposes was $59,628,136. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $4,042,558. This consisted of aggregate gross unrealized appreciation for all securities of $7,132,750 and aggregate gross unrealized depreciation for all securities of $3,090,192.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (41.2%)
-------------------------------------------------------------------------------
GOVERNMENT AGENCY-BACKED (32.3%)
 Federal Home Loan Mortgage Corp.:
  Series 1004 G, PAC, CMO,
    7.95%, 11/15/19...................................... $  541,402 $  552,906
  Series 1049 H, CMO,
    8.75%, 2/15/20.......................................    209,410    209,802
  Series 1265 F, PAC, CMO,
    7.00%, 10/15/17......................................    707,296    715,026
  Series 1302 PF, PAC, CMO,
    7.50%, 2/15/18.......................................    500,000    510,310
  Series 1332 ZA, PAC, CMO,
    6.50%, 1/15/16.......................................    437,207    436,113
  TBA,
    7.50%, 11/15/26......................................    884,000    877,096
  Gold, Various Pools
   7.50%, 11/1/25........................................  1,034,857  1,040,518
   8.00%, 12/31/26, TBA..................................  1,052,150  1,075,160
   8.50%, 11/1/24........................................  1,648,378  1,709,401
 Federal National Mortgage Association:
  Series 1992--158 C, PAC(11), REMIC, CMO,
    6.60%, 4/25/08.......................................    271,752    271,074
  Conventional, Various Pools
   7.50%, 2/1/26.........................................  1,067,990  1,069,987
   9.00%, 6/1/25.........................................    677,323    716,052
   9.50%, 8/1/21.........................................    594,216    641,563
                                                                     ----------
                                                                      9,825,008
-------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED (8.9%)
 MDC Mortgage Funding Corp., Series P-4, CMO,
   9.50%, 11/20/17.......................................    362,314    360,956
 Merrill Lynch Mortgage Investors, Inc., Series 1994-A,
   REMIC, CMO,
   6.412%, 2/15/09.......................................     29,370     29,046
 Merrill Lynch Trust Series 45-F, PAC, CMO,
   9.10%, 9/20/14........................................    519,615    546,245
 Ryland Acceptance Corp. Series 81-B, PAC, CMO,
   9.00%, 1/1/15.........................................    290,332    300,131

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED--(CONTINUED)
 Security Pacific National Bank, CMO,
   8.15%, 6/15/20....................................... $  352,888 $   363,284
 TMS Home Equity Trust, CMO,
  6.55%, 9/15/21........................................    585,000     576,330
  7.55%, 6/15/20........................................    525,000     536,703
                                                                    -----------
                                                                      2,712,695
-------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $12,538,621).....             12,537,703
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (30.4%)
-------------------------------------------------------------------------------
CONSTRUCTION (0.8%)
 U.S. Home Corp.
   7.95%, 3/1/01........................................    250,000     241,250
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.6%)
 Philip Morris, Inc.
  7.50%, 3/15/97........................................      5,000       5,029
  8.625%, 3/1/99........................................    250,000     261,398
  9.25%, 12/1/97........................................    500,000     517,085
                                                                    -----------
                                                                        783,512
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.0%)
 Time Warner, Inc.
   9.125%, 1/15/13......................................      5,000       5,448
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.2%)
 American General Corp.
   9.625%, 2/1/18.......................................    125,000     133,601
 First Chicago Corp.
   6.83%, 9/8/97........................................    525,000     529,925
 Phoenix Re Corp.
   9.75%, 8/15/03.......................................    750,000     789,375
 Salomon, Inc. FRN,
   6.22%, 2/15/99.......................................    640,000     638,387
 Wells Fargo & Co. FRN,
   5.688%, 6/25/97......................................    400,000     400,868
                                                                    -----------
                                                                      2,492,156
-------------------------------------------------------------------------------

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (7.6%)
 American Brands, Inc.
   8.50%, 10/1/03.......................................... $ 15,000 $   16,402
 Crown Paper Co.
   11.00%, 9/1/05..........................................  250,000    235,000
 Ford Motor Credit
   7.50%, 1/15/03..........................................   10,000     10,378
 Inco Ltd.
   9.875%, 6/15/19.........................................  350,000    376,670
 Mobile Telecommunications Technology Corp.
   13.50%, 12/15/02........................................  250,000    253,750
 News America Holdings, Inc.
   8.45%, 8/1/34...........................................  250,000    273,130
 Occidential Petroleum Corp.
   8.50%, 9/15/04..........................................  475,000    502,341
 Phillips Petroleum
   9.18%, 9/15/21..........................................  600,000    662,628
                                                                     ----------
                                                                      2,330,299
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.6%)
 ITT Corp.
   8.55%, 6/15/09..........................................  450,000    489,415
-------------------------------------------------------------------------------
UTILITIES (9.6%)
 Canal Electric
   8.85%, 9/1/06...........................................  792,000    816,916
 Commonwealth Edison
   8.625%, 2/22/06.........................................  500,000    516,685
 Eastern Edison Co.
   5.75%, 7/1/98...........................................  500,000    495,295
 Midland Cogeneration Venture Series C-94
   10.33%, 7/23/02.........................................  562,468    594,810
 Pacific Gas & Electric
   6.875%, 12/1/99.........................................  500,000    498,520
                                                                     ----------
                                                                      2,922,226
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $9,266,854)..........           9,264,306
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
------------------------------------------------------------------------------
MUNICIPAL BONDS (2.8%)
------------------------------------------------------------------------------
 New York City, New York, Series B
  9.50%, 6/1/09 (Prerefunded)........................... $  490,000 $  556,287
  9.50%, 6/1/09 (Unrefunded)............................    260,000    295,173
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $847,399).......................................               851,460
------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (13.1%)
------------------------------------------------------------------------------
 Federal Farm Credit Bank:
   FRN, 5.73%, 11/18/97.................................    500,000    494,395
 Federal Home Loan Bank:
   7.00% to 7/3/97, then 8.00% to 7/3/06................    500,000    507,406
 Federal Home Loan Mortgage Corp.
   7.50%, 7/23/07.......................................     30,000     30,077
 Federal National Mortgage Association
  ++Principal Strip,
    4/10/02.............................................  1,000,000    975,470
 U.S. Treasury Bill
   5.03%, 1/16/97.......................................     50,000     49,471
 U.S. Treasury Bond
   7.125%, 2/15/23......................................      5,000      5,229
 U.S. Treasury Notes
  5.75%, 8/15/03........................................     20,000     19,478
  6.125%, 5/15/98.......................................    355,000    357,329
  6.25%, 2/15/03........................................    430,000    431,544
  6.50%, 5/15/05........................................    670,000    676,975
  6.875%, 2/28/97.......................................     20,000     20,097
  6.875%, 7/31/99.......................................    380,000    389,261
  7.125%, 9/30/99.......................................      5,000      5,160
  7.25%, 8/15/04........................................     10,000     10,583
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST
  $3,927,426)...........................................             3,972,475
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (0.8%)
--------------------------------------------------------------------------------
 United Mexican States FRN,
   7.688%, 8/6/01 (COST $248,810)....................... $  250,000 $   250,225
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT (17.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (17.1%)
 Lehman Brothers, 5.50%, dated 10/31/96, due 11/1/96, to
   be repurchased at $5,195,794, collateralized by
   $4,695,000 U.S. Treasury Bonds, 7.625%, due 2/15/25,
   valued at $5,240,794 (COST $5,195,000)...............  5,195,000   5,195,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.4%)
  (COST $32,024,110)(A).................................             32,071,169
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (-5.4%)...............................................             (1,638,635)
--------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $30,432,534
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    +  See Note A to Financial Statements.
   ++  Callable on 4/10/97. If not called, will start accruing at 7.9%.
  CMO  Collateralized Mortgage Obligation.
  FRN  Floating Rate Note. Rate disclosed is as of October 31, 1996.
  PAC  Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
  TBA Securities traded under delayed delivery commitments settling after October 31, 1996. Income on the securities will not be earned until settlement date.
  (a) The cost for federal income tax purposes was $32,024,110. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $47,059. This consisted of aggregate gross unrealized appreciation for all securities of $210,942 and aggregate gross unrealized depreciation for all securities of $163,883.

   The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER (65.2%)
-------------------------------------------------------------------------------
BANKS (1.8%)
 Barnett Bank, Inc. 11/6/96........................... $ 4,000,000 $  3,997,056
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (9.1%)
 Archer Daniels 11/12/96..............................   5,000,000    4,991,964
 H.J. Heinz Co. 12/3/96...............................   5,000,000    4,976,667
 PepsiCo, Inc. 11/15/96...............................   5,000,000    4,989,811
 Philip Morris 11/25/96...............................   5,000,000    4,982,533
                                                                   ------------
                                                                     19,940,975
-------------------------------------------------------------------------------
CHEMICALS (4.5%)
 Air Products & Chemicals, Inc. 11/18/96..............   3,000,000    2,992,591
 Air Products & Chemicals, Inc. 12/6/96...............   2,000,000    1,989,811
 Dow Chemical 11/1/96.................................   5,000,000    5,000,000
                                                                   ------------
                                                                      9,982,402
-------------------------------------------------------------------------------
ELECTRONICS (2.2%)
 G.E. Corp. 12/16/96..................................   5,000,000    4,967,312
-------------------------------------------------------------------------------
FINANCIAL SERVICES (21.2%)
 American Honda Corp. 12/2/96.........................   5,000,000    4,977,181
 Cooperative Association of Tractor Dealers, Inc.
   11/14/96...........................................   2,700,000    2,694,862
 Cooperative Association of Tractor Dealers, Inc.
   12/10/96...........................................   3,000,000    2,982,873
 Countrywide Funding Corp. 11/4/96....................   5,000,000    4,997,779
 CSW Corp. 11/5/96....................................   1,793,000    1,791,934
 CSW Corp. 11/18/96...................................   2,000,000    1,994,994
 CSW Corp. 11/27/96...................................   2,000,000    1,992,402
 Dealer Capital Access Trust 11/1/96..................   2,000,000    2,000,000
 Dealer Capital Access Trust 12/16/96.................   4,000,000    3,973,500
 Export Development 11/1/96...........................   5,000,000    5,000,000
 Ford Motor Credit Corp. 12/10/96.....................   5,000,000    4,971,671
 General Motors Acceptance Corp. 11/25/96.............   4,300,000    4,284,835
 Pearson, Inc. 11/25/96...............................   5,000,000    4,982,467
                                                                   ------------
                                                                     46,644,498
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (6.4%)
 Cooper Industries 11/1/96............................ $ 5,000,000 $  5,000,000
 Harsco 11/12/96......................................   5,000,000    4,991,872
 XEROX Corp. 11/12/96.................................   4,000,000    3,993,498
                                                                   ------------
                                                                     13,985,370
-------------------------------------------------------------------------------
INSURANCE (9.1%)
 Met Life Funding 12/2/96.............................   5,000,000    4,977,439
 Providian Corp. 11/8/96..............................   4,000,000    3,995,878
 Providian Corp. 11/13/96.............................   2,000,000    1,996,500
 Reliastar 11/21/96...................................   2,700,000    2,692,095
 Reliastar 12/16/96...................................   2,300,000    2,284,849
 USAA Capital 11/7/96.................................   4,000,000    3,996,480
                                                                   ------------
                                                                     19,943,241
-------------------------------------------------------------------------------
PHARMACEUTICALS (1.8%)
 SmithKline Beecham Corp. 11/13/96....................   4,000,000    3,992,933
-------------------------------------------------------------------------------
SERVICES (2.3%)
 First Data Corp. 11/13/96............................   5,000,000    4,991,200
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.3%)
 Pacific Bell 11/1/96.................................   5,000,000    5,000,000
-------------------------------------------------------------------------------
UTILITIES (4.5%)
 Jacksonville Electric, 5.3%, 11/25/96................   5,000,000    5,000,000
 Southern California Edison 12/12/96..................   5,000,000    4,970,104
                                                                   ------------
                                                                      9,970,104
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $143,415,091).................................              143,415,091
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (35.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (35.4%)
 Goldman Sachs, 5.45%, dated 10/31/96, due 11/1/96, to
   be repurchased at $35,985,447, collateralized by
   $29,340,000 U.S. Treasury Bonds, 8.875%, due
   8/15/17, valued at $36,372,431..................... $35,980,000 $ 35,980,000
 Lehman Brothers, 5.50%, dated 10/31/96, due 11/01/96,
   to be repurchased at $42,006,417, collateralized by
   $26,250,000 U.S. Treasury Bonds, 11.75%, due
   2/15/10, valued at $35,257,031 and $7,410,000 U.S.
   Treasury Bonds, 6.25%, due 8/15/23, valued at
   $7,034,869.........................................  42,000,000   42,000,000
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (COST $77,980,000).......               77,980,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $221,395,091)(A)..............................              221,395,091
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (-0.6%).............................................               (1,271,059)
--------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $220,124,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    +  See Note A to Financial Statements.
  (a)  Aggregate cost for Federal tax and book purposes.

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                           DSI
                                               DSI       LIMITED        DSI
                                           DISCIPLINED  MATURITY       MONEY
                                              VALUE       BOND         MARKET
                                            PORTFOLIO   PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
 Investments, at Cost..................... $59,520,755 $32,024,110  $221,395,091
                                           =========== ===========  ============
 Investments, at Value.................... $63,670,694 $32,071,169  $221,395,091
 Cash.....................................         793       3,670           869
 Receivable for Investments Sold..........     266,987     529,535           --
 Receivable for Portfolio Shares Sold.....       6,188         --         12,251
 Dividends Receivable.....................     144,329         --            --
 Interest Receivable......................         --      368,546        23,641
 Other Assets.............................       2,607       1,006         4,179
--------------------------------------------------------------------------------
  Total Assets............................  64,091,598  32,973,926   221,436,031
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased........     409,314   2,482,325           --
 Payable for Portfolio Shares Redeemed....       1,972         --        736,564
 Payable for Investment Advisory Fees.....      40,271      11,478        24,536
 Payable for Dividends....................         --          --        494,128
 Payable for Administrative Fees..........      10,378       8,076        14,191
 Payable for Custodian Fees...............       6,999       4,295        10,400
 Payable for Directors' Fees..............         771         690           972
 Payable for Daily Variation on Futures
   Contracts..............................         --        6,000           --
 Other Liabilities........................      26,285      28,528        31,208
--------------------------------------------------------------------------------
  Total Liabilities.......................     495,990   2,541,392     1,311,999
--------------------------------------------------------------------------------
NET ASSETS................................ $63,595,608 $30,432,534  $220,124,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital.......................... $50,722,615 $31,990,585  $220,123,938
 Undistributed Net Investment Income......     136,622     216,422           --
 Accumulated Net Realized Gain (Loss).....   8,586,432  (1,702,688)           94
 Unrealized Appreciation (Depreciation)...   4,149,939     (71,785)          --
--------------------------------------------------------------------------------
NET ASSETS................................ $63,595,608 $30,432,534  $220,124,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par
   value) (Authorized 25,000,000).........   4,894,423   3,235,896   220,123,185
 Net Asset Value, Offering and Redemption
   Price Per Share........................ $     12.99 $      9.40  $       1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                  DSI
                                      DSI       LIMITED                  DSI
                                  DISCIPLINED   MATURITY                MONEY
                                     VALUE        BOND                  MARKET
                                   PORTFOLIO   PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends......................  $ 1,443,633  $      --              $      --
 Interest.......................      237,454   2,251,485              7,075,299
---------------------------------------------------------------------------------
  Total Income..................    1,681,087   2,251,485              7,075,299
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note
   B
  Basic Fees....................      429,033     134,334  $ 513,654
  Less: Fees Waived.............          --          --    (283,121)    230,533
                                                           ---------
 Administrative Fees--Note C....       99,321      92,990                149,671
 Custodian Fees--Note D.........        5,480       9,884                 19,859
 Directors' Fees--Note G........        3,483       3,000                  4,875
 Audit Fees.....................       13,425      17,242                 15,728
 Printing Fees..................       14,089      13,888                 13,864
 Registration and Filing Fees...       21,722      20,072                 17,072
 Legal Fees.....................        4,796       2,258                 19,212
 Other Expenses.................        8,236       4,478                 17,297
---------------------------------------------------------------------------------
  Total Expenses................      599,585     298,146                488,111
 Expense Offset--Note A.........         (983)     (3,105)                (5,488)
---------------------------------------------------------------------------------
  Net Expenses..................      598,602     295,041                482,623
---------------------------------------------------------------------------------
NET INVESTMENT INCOME...........    1,082,485   1,956,444              6,592,676
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments....................    8,761,000    (112,431)                    94
 Foreign Exchange Transactions..          --       (6,614)                   --
 Futures Contracts..............          --       23,643                    --
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)..    8,761,000     (95,402)                    94
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION:
 Investments....................    1,488,383    (160,150)                   --
 Futures Contracts..............          --     (118,844)                   --
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION.....    1,488,383    (278,994)                   --
---------------------------------------------------------------------------------
NET GAIN (LOSS).................   10,249,383    (374,396)                    94
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.....  $11,331,868  $1,582,048             $6,592,770
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $ 1,082,485  $  1,088,178
 Net Realized Gain....................................    8,761,000     4,215,445
 Net Change in Unrealized Appreciation/Depreciation...    1,488,383     3,655,834
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations........................................   11,331,868     8,959,457
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................   (1,010,576)   (1,098,399)
 Net Realized Gain....................................   (4,252,265)   (4,354,683)
----------------------------------------------------------------------------------
  Total Distributions.................................   (5,262,841)   (5,453,082)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................   14,182,497     6,299,691
   --In Lieu of Cash Distributions....................    5,246,377     5,429,959
 Redeemed.............................................   (9,840,384)  (16,300,325)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
    Transactions......................................    9,588,490    (4,570,675)
----------------------------------------------------------------------------------
  Total Increase (Decrease)...........................   15,657,517    (1,064,300)
Net Assets:
 Beginning of Period................ .................   47,938,091    49,002,391
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $136,622 and $61,462, respectively)......  $63,595,608  $ 47,938,091
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................    1,139,721       584,766
  In Lieu of Cash Distributions.......................      462,852       554,079
  Shares Redeemed.....................................     (785,773)   (1,473,544)
                                                        -----------  ------------
                                                            816,800      (334,699)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $ 1,956,444  $ 2,094,106
 Net Realized Loss....................................     (95,402)    (126,889)
 Net Change in Unrealized Appreciation/Depreciation...    (278,994)     722,466
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations........................................   1,582,048    2,689,683
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,886,050)  (2,011,489)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................   2,570,768    4,784,829
 --In Lieu of Cash Distributions......................   1,839,741    1,947,035
 Redeemed.............................................  (2,968,177)  (8,335,577)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
    Transactions......................................   1,442,332   (1,603,713)
--------------------------------------------------------------------------------
  Total Increase (Decrease) ..........................   1,138,330     (925,519)
Net Assets:
 Beginning of Period..................................  29,294,204   30,219,723
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $216,422 and $231,129, respectively)..... $30,432,534  $29,294,204
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued........................................     273,542      513,159
 In Lieu of Cash Distributions........................     196,929      208,957
 Shares Redeemed......................................    (316,456)    (885,997)
                                                       -----------  -----------
                                                           154,015     (163,881)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      1996           1995
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income........................... $   6,592,676  $   6,346,705
 Net Realized Gain...............................            94          1,921
-------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations...................................     6,592,770      6,348,626
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................    (6,592,676)    (6,346,705)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.................................   739,833,347    604,560,181
 --In Lieu of Cash Distributions.................       604,975         76,390
 Redeemed........................................  (644,461,308)  (592,576,545)
-------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...    95,977,014     12,060,026
-------------------------------------------------------------------------------
  Total Increase.................................    95,977,108     12,061,947
Net Assets:
 Beginning of Period.............................   124,146,924    112,084,977
-------------------------------------------------------------------------------
 End of Period................................... $ 220,124,032  $ 124,146,924
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued...................................   739,833,347    604,560,182
 In Lieu of Cash Distributions...................       604,974         76,390
 Shares Redeemed.................................  (644,461,308)  (592,576,545)
                                                  -------------  -------------
                                                     95,977,013     12,060,027
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                    1996     1995     1994     1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................  $ 11.76  $ 11.11  $ 12.72  $ 10.62  $ 10.17
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.23     0.25     0.22     0.22     0.26
 Net Realized and Unrealized
   Gain..........................     2.26     1.70     0.17     2.09     0.46
-------------------------------------------------------------------------------
  Total from Investment
    Operations...................     2.49     1.95     0.39     2.31     0.72
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.22)   (0.25)   (0.22)   (0.21)   (0.27)
 Net Realized Gain...............    (1.04)   (1.05)   (1.78)     --       --
-------------------------------------------------------------------------------
  Total Distributions............    (1.26)   (1.30)   (2.00)   (0.21)   (0.27)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.....................    22.92%   20.12%    3.48%   21.92%    7.15%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)....................  $63,596  $47,938  $49,002  $42,170  $37,202
Ratio of Expenses to Average Net
  Assets.........................     1.04%    1.00%    1.09%    1.04%    0.99%
Ratio of Net Investment Income to
  Average Net Assets ............     1.89%    2.26%    2.02%    1.88%    2.44%
Portfolio Turnover Rate..........      135%     121%     184%     149%      74%
Average Commission Rate#.........  $0.0588      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................     1.04%    0.99%     N/A      N/A      N/A
-------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED OCTOBER 31,
                                  --------------------------------------------
                                   1996     1995     1994      1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................  $  9.51  $  9.31  $  9.95   $ 10.56  $ 10.40
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income..........     0.62     0.69     0.56      0.68     0.66
 Net Realized and Unrealized
   Gain (Loss)..................    (0.13)    0.17    (0.70)    (0.16)    0.35
-------------------------------------------------------------------------------
  Total from Investment
    Operations..................     0.49     0.86    (0.14)     0.52     1.01
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..........    (0.60)   (0.66)   (0.50)    (0.70)   (0.67)
 Net Realized Gain..............      --       --       --      (0.43)   (0.18)
-------------------------------------------------------------------------------
  Total Distributions...........    (0.60)   (0.66)   (0.50)    (1.13)   (0.85)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..  $  9.40  $  9.51  $  9.31   $  9.95  $ 10.56
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN....................     5.34%    9.58%   (1.39)%    5.22%   10.03%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)...................  $30,433  $29,294  $30,220   $33,724  $33,206
Ratio of Expenses to Average Net
  Assets........................     1.00%    0.88%    0.88%     0.79%    0.72%
Ratio of Net Investment Income
  to Average Net Assets.........     6.55%    7.12%    5.68%     6.50%    6.19%
Portfolio Turnover Rate.........      121%     126%     274%      167%     238%
-------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets.......................     0.99%    0.87%     N/A       N/A      N/A
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      YEARS ENDED OCTOBER 31,
                            --------------------------------------------------
                              1996       1995       1994      1993      1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............  $  1.000   $  1.000   $  1.000  $  1.000  $  1.000
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income....     0.051      0.053      0.033     0.026     0.035
-------------------------------------------------------------------------------
  Total from Investment
    Operations............     0.051      0.053      0.033     0.026     0.035
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....    (0.051)    (0.053)    (0.033)   (0.026)   (0.035)
-------------------------------------------------------------------------------
  Total Distributions.....    (0.051)    (0.053)    (0.033)   (0.026)   (0.035)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD..................  $  1.000   $  1.000   $  1.000  $  1.000  $  1.000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN..............      5.26%+     5.48%+     3.30%     2.63%     3.66%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (Thousands).............  $220,124   $124,147   $112,085  $188,419  $182,807
Ratio of Expenses to
  Average Net Assets......      0.38%      0.50%      0.56%     0.58%     0.64%
Ratio of Net Investment
  Income to Average Net
  Assets..................      5.14%      5.35%      3.07%     2.60%     3.65%
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share.......  $  0.002   $  0.001        N/A       N/A       N/A
Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets.................      0.38%      0.49%       N/A       N/A       N/A
-------------------------------------------------------------------------------

+ Total return would have been lower had certain expenses not been waived for the period indicated.

    The accompanying notes are an integral part of the financial statements.

                                DSI PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The DSI Disci-plined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Mar-ket Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversi-fied, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Port-folios are as follows:

    DSI DISCIPLINED VALUE PORTFOLIO seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

    DSI LIMITED MATURITY BOND PORTFOLIO seeks to provide maximum total re-turn consistent with reasonable risk to principal by investing in invest-ment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

    DSI MONEY MARKET PORTFOLIO seeks to provide maximum current income con-sistent with the preservation of capital and liquidity by investing in short term investment grade money market obligations issued or guaranteed by financial institutions, nonfinancial institutions, and the United States Government, as well as repurchase agreements collateralized by such securities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: The DSI Money Market Portfolio values all securi-ties utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Securities in each of the remaining Portfolios are valued in the following manner: Equity se-curities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is pri-marily traded. Unlisted equity securities are valued not exceeding the current asked prices nor less

                                DSI PORTFOLIOS
  than the current bid prices. Fixed income securities are stated on the ba-sis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quo-tations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are read-ily available is determined in good faith at fair value using methods de-termined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios accrue such taxes when the related income is earned.

    At October 31, 1996, the following Portfolio had available an approximate capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                    OCTOBER 31,
                                   ---------------------------------------------
   DSI PORTFOLIO                    2001     2002     2003     2004     TOTAL
   -------------                   ------ ---------- ------- -------- ----------
   Limited Maturity Bond.......... $8,000 $1,607,000 $69,000 $138,000 $1,822,000

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, each Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                DSI PORTFOLIOS

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FUTURES AND OPTIONS CONTRACTS: The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolios own or expect to purchase. The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may also write covered options on securities they own or in which they may invest to increase their current returns.

    The potential risk to the Portfolios is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

    Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    The Portfolio had the following futures contracts open at October 31, 1996:

  DSI LIMITED MATURITY BOND PORTFOLIO

                                                                     NET
                                                                  UNREALIZED
                             NUMBER OF AGGREGATE   EXPIRATION    APPRECIATION
   CONTRACTS                 CONTRACTS FACE VALUE     DATE      (DEPRECIATION)
   ---------                 --------- ---------- ------------- --------------
   Sales:
   U.S. Treasury 10 Year
     Note...................     25    $2,740,625 December 1996   $ (96,094)
   U.S. Treasury 10 Year
     Note...................      7       767,375 December 1996     (22,750)
                                                                  ---------
                                                                  $(118,844)
                                                                  =========

    5. FOREIGN CURRENCY TRANSLATION: The books and records of the DSI Disci-plined Value Portfolio and the DSI Limited Maturity Bond Portfolio are maintained in U.S. dollars. Investment securities and other assets and li-abilities denominated in a foreign currency are translated into U.S. dol-lars on the

                                DSI PORTFOLIOS
  date of valuation. The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.

    6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future for-eign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency ex-change rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the DSI Disci-plined Value and the DSI Limited Maturity Bond Portfolios as unrealized gain or loss. The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally lim-ited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    7. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio will normally distribute substantially all of its net investment income to shareholders monthly. The DSI Disciplined value and DSI Limited Maturity Bond Portfolios will normally distribute substantially all of their net investment income to shareholders quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which

                                DSI PORTFOLIOS
  may differ from generally accepted accounting principles. These differ-ences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments. Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                             UNDISTRIBUTED  ACCUMULATED   PAID
                                             NET INVESTMENT NET REALIZED   IN
   DSI PORTFOLIOS                                INCOME         GAIN     CAPITAL
   --------------                            -------------- ------------ -------
   Disciplined Value........................      3,251        (9,850)    6,599
   Limited Maturity Bond....................    (85,101)       85,101       --

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios are informed of the ex-dividend date. Interest income is recog-nized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their rela-tive net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Dewey Square Investors (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets and 0.65% of average daily net assets in excess of $500 million for DSI Disciplined Value Portfolio; 0.45% of the first $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets and 0.35% of average daily net assets in excess of $1 billion for DSI Limited Maturity Bond Portfolio; and 0.40% of the first $500 million of average

                                DSI PORTFOLIOS
daily net assets and 0.35% of average daily net assets in excess of $500 mil-lion for DSI Money Market Portfolio. In addition, the Adviser has voluntarily agreed to cap its advisory fees for the DSI Money Market Portfolio at 0.18% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.02% of average daily net assets for DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfo-lio and DSI Money Market Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Man-hattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to Octo-ber 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portions to CGFSC:

                                                                         PORTION
                                                          ADMINISTRATION PAID TO
DSI PORTFOLIOS                                                 FEES       CGFSC
--------------                                            -------------- -------
Disciplined Value........................................    $62,832     $42,950
Limited Maturity Bond....................................     49,348      42,816
Money Market.............................................     83,989      69,642

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average

                                DSI PORTFOLIOS
daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 mil-lion of the combined aggregate net assets; plus 0.08% of the combined aggre-gate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
DSI PORTFOLIOS                                                         FEES
--------------                                                    --------------
Disciplined Value................................................    $36,489
Limited Maturity Bond............................................     43,642
Money Market.....................................................     65,682

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
DSI PORTFOLIOS                                                           FEES
--------------                                                         ---------
Disciplined Value.....................................................  $5,075
Limited Maturity Bond.................................................   3,073
Money Market..........................................................   7,314

  As of October 31, 1996, all of these amounts are unpaid.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. PURCHASES AND SALES: For the period ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

DSI PORTFOLIOS                                            PURCHASES     SALES
--------------                                           ----------- -----------
Disciplined Value....................................... $77,895,756 $71,237,460
Limited Maturity Bond...................................  14,172,735  15,665,917

                                DSI PORTFOLIOS

  Purchases and sales of long-term U.S. Government securities were $20,329,956 and $17,996,673, respectively for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Disciplined Value Portfolio.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended October 31, 1996, the Portfolios had no borrowings under the agreement.

  I. OTHER. At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value........................................       1        43.9%
Limited Maturity Bond....................................       1        57.4
Money Market.............................................       2        89.5

  At October 31, 1996, 14% of the DSI Money Market Portfolio's shares were beneficially held by a related party, UAM.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

  At October 31, 1996, the DSI Disciplined Value Portfolio hereby designates $82,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 22.3% for the DSI Disciplined Value Portfolio.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:
  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities represent an ownership interest in a pool of res-idential mortgage loans. These securities are designed to provide monthly pay-ments of interest and principal to the investor. The mortgagor's monthly pay-ments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mort-gagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their ob-ligations under the policies. Mortgage-backed securities issued by private is-suers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES
  Pools consist of whole mortgage loans or participations in loans. The major-ity of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the DSI Portfolios may purchase pools of variable rate mort-gages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will re-flect the payment procedures.

  All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit stan-dards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through pri-vate mortgage insurance companies.

AVERAGE LIFE
  The average life of pass-through pools varies with the maturities of the un-derlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors in-cluding the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturi-ties or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES
  Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life as-sumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly pay-ments received by a Portfolio will increase its yield to shareholders, com-pared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES
  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide a monthly payment which consists of both in-terest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such secu-rities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

  Residential mortgage loans are pooled by the Federal Home Loan Mortgage Cor-poration (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the avail-ability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfo-lio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

  The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

  The principal Government guarantor of mortgage-backed securities is the Gov-ernment National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Gov-ernment corporation within the Department of Housing and Urban Development.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the DSI Limited Matu-rity Bond Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

  The DSI Limited Maturity Bond Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Trea-sury, if needed to service its debt. Debt from certain other agencies and in-strumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those insti-tutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institu-tions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected fa-vorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between vari-ous currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

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                          FMA SMALL COMPANY PORTFOLIO
                          INSTITUTIONAL CLASS SHARES

                      INSTITUTIONAL SERVICE CLASS SHARES

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          STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the FMA Small Company Portfolio's Institutional Class Shares dated January 3, 1997 and the Prospectus for the FMA Small Company Portfolio Institutional Service Class Shares (the "Service Class Shares") dated January 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Purchase of Shares.........................................................   3
Redemption of Shares.......................................................   4
Shareholder Services.......................................................   5
Investment Limitations.....................................................   6
Management of the Fund.....................................................   8
Investment Adviser.........................................................  10
Service and Distribution Plans.............................................  11
Portfolio Transactions.....................................................  14
Administrative Services....................................................  14
Performance Calculations...................................................  15
General Information........................................................  19
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                       INVESTMENT OBJECTIVE AND POLICIES

  The following policies supplement the investment objective and policies of the FMA Small Company Portfolio (the "Portfolio) as set forth in the FMA Port-folio's Prospectuses:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less thant 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfo-lio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed above.

SHORT-TERM INVESTMENTS
(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable de-posits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calender days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank had total assets of a least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Ad-ministration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennes-see Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

                              PURCHASE OF SHARES

  Both classes of shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Cus-todian. The minimum initial investment required is $25,000 with certain excep-tions as may be determined from time to time by the Officers of the Fund. An order received in proper form prior to 4:00 p.m. Eastern Time (ET), the close of the New York Stock Exchange ("Exchange") will be executed at the price com-puted on the date of receipt; and an order received not in proper form or af-ter the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: President's Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary ac-counts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming share-holder would normally incur brokerage expenses if these securities were con-verted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

  SIGNATURE GUARANTEES -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Sig-natures guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or registered address; and (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be ac-cepted from any eligible guarantor institution which participates in a signa-ture guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Serv-ices" in the Prospectuses:

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of the Portfolio's Institu-tional Service Class Shares Prospectus.) Service Class Shares of the Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please see the list of Service Class Shares at the end of the Portfolio's Service Class Shares Pro-spectus.) Exchange requests should be made by calling the Fund (1-800-638-
7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. ET will be processed as of the close of business on the same day. Requests received after 4:00 p.m. ET will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instruc-tions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Portfolio to another person by mak-ing a written request to the Fund. The request should clearly identify the ac-count and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemp-tion of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Port-folio are present or represented by proxy, or (2) more than 50% of the out-standing voting securities of the Portfolio. The Portfolio will not:

   (1) invest in commodities;

   (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into repurchase transactions;

   (5) purchase on margin or sell short;

   (6) purchase more than 10% of the outstanding voting securities of any issuer;

   (7) with respect as to 75% of its assets, purchase securities of any is-suer (except obligations of the United States Government and its in-strumentalities) if as the result more than 5% of the Portfolio's to-tal assets, at the time of purchase, would be invested in the securi-ties of such issuer;

   (8) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (9) borrow money, except from banks and as a temporary measure for ex-traordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

  (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  (11) underwrite the securities of other issuers or invest more than an ag-gregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restric-tions on resale or securities for which there are no readily avail-able markets, including repurchase agreements having maturities of more than seven days;

  (12) invest for the purpose of exercising control over management of any company;

  (13) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) continuous opera-tions consisting of less than three years;

  (14) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of the Portfo-lio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limi-tation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

  (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years. As of December 31, 1996, the Di-rectors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

JOHN T. BENNETT, JR.      Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
Age: 67                   President of Bennett Management Company
                          from 1988 to 1993.

PHILIP D. ENGLISH         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec Cor-
Age: 47                   poration and Cyber Scientific, Inc.

WILLIAM A. HUMENUK        Director of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower  delphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54

NORTON H. REAMER*         Director, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Management
Age: 60                   Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square Invest-
Boston, MA 02111          ors Corporation since 1988; Director and
Age: 52                   Chief Executive Officer of H.T. Investors,
                          Inc., formerly a subsidiary of Dewey
                          Square.

WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
One International Place   President and Chief Financial Officer of
Boston, MA 02110          United Asset Management Corporation.
Age: 49

GARY L. FRENCH*           Treasurer of the Fund; President of UAM
211 Congress Street       Fund Services, Inc. and UAM Fund Distribu-
Boston, MA 02110          tors, Inc.; Vice President of Operations,
Age: 45                   Development and Control of Fidelity Invest-
                          ments in 1995; Treasurer of the Fidelity
                          Group of Mutual Funds from 1991 to 1995.

ROBERT R. FLAHERTY*  Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street  ident of UAM Fund Services, Inc.; former
Boston, MA 02110     Manager of Fund Administration and Compli-
Age: 32              ance of Chase Global Fund Services Company
                     from 1995 to 1996; Deloitte & Touche LLP
                     from 1985 to 1995, formerly Senior Manager.

MICHAEL DEFAO*       Secretary of the Fund; Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.; Associate
Age: 28              Attorney of Ropes & Gray (a law firm) from
                     1993 to 1995.

KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age: 41              President, Secretary and General Counsel of
                     Leland, O'Brien, Rubenstein Associates,
                     Inc. from November 1990 to November 1991.

-----------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred in attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett Jr......     $25,463               0                 0              $30,500
 Director
J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director
Philip D. English.......     $25,463               0                 0              $30,500
 Director
William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of the Portfolio:

  FMA Small Company Portfolio: Iron Workers Local #25, 25130 Trans X Drive, Novi, MI, 21%; IBEW Local Union #226, Pension Fund, 4101 Southgate Drive, Suite A, Topeka, KS, 16.2%; First Bank NA, Trustee, Grant Hospital of Chicago P.O. Box 64010, St. Paul, MN, 9.0%*; UFCW Local 23 & Giant Eagle Pension Fund, 150 River Avenue, Suite 200, Pittsburgh, PA, 6.5%; Grant Hospital of Chicago Capitol Fund, c/o Lasalle National Trust as Custodian, P.O. Box 1443, Chicago, IL 5%*; Kent County Road Commission, Trustee, FBO Savings & Trust-Stock Fund, 1500 Scribner NW, Grand Rapids, MI 49504, 5%*.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Fiduciary Management Associates, Inc. (the "Adviser") is a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), a holding company in-corporated in Delaware in December 1980 for the purpose of acquiring and own-ing firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM be-lieves that permitting UAM Affiliated Firms to retain control over their in-vestment advisory decisions is necessary to allow them to continue to provide investment man-agement services that are intended to meet the particular needs of their re-spective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm man-ages its own business independently on a day-to-day basis. Investment strate-gies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   FMA Small Company Portfolio............................................ 0.75%

  For the fiscal years ended October 31, 1994, 1995 and 1996, the Portfolio paid the Adviser fees of approximately $94,000, $87,000 and $59,775, respec-tively, for advisory services. During these periods, the Adviser voluntarily waived advisory fees of approximately $57,000, $66,000 and $107,546, respec-tively.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolio's Service Class Shares Prospectus, UAM Funds Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of such Fund's pay-ment of 0.25% of 1% (on an annualized basis ) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account records for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by shareholders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transactions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpreta-tions thereof by, the Board of Governors of the Federal Reserve Sys-tem, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Direc-tors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no di-rect or indirect financial interest in such arrangements.

  The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (in-cluding a majority of the disinterested directors). So long as the arrange-ments with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested directors.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales purposes, compen-sating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Dis-tributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at .15% the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from to or to firms which receive pay-ments under the Plans. From time to time, the Distributor may pay additional amounts form its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, in-cluding a majority of the Directors who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the re-lated agreements must be approved annually by the Board of Directors in the same manner, as specified above. The FMA Portfolios' Service Class Shares have not been offered prior to the date of this Statement.

  Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested per-sons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effec-tive, the selection and nomination of Directors who are not "interested per-sons" of the fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to in-vestment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Port-folios for their clients. During the fiscal years ended, October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a

Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, pro-vided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 bil-lion. The fees were allocated among the Portfolios on the basis of their rela-tive assets and were subject to a designated minimum fee schedule per Portfo-lio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, 1995 and 1996, administra-tive services fees paid to the Administrator by the Portfolio totaled approxi-mately $66,000, $76,000 and $80,758, respectively. Of the fees paid during the year ended October 31, 1996, FMA Small Company Portfolio paid $75,889 to CGFSC and $4,869 to UAMFSI. The services provided by the Administrator and the basis of the current fees payable to the Administrator for the 1994, 1995 and 1996 fiscal years are described in the Portfolio's Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate the past performance of each class of the Portfolio. Performance quo-tations by investment companies are subject to rules adopted by the Commis-sion, which require the use of standardized performance quotations or, alter-natively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of a Portfolio is determined by dividing the net in-vestment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the re-sult. Expenses accrued for the period include any fees charged to all share-holders during the base period.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
             -----
              cd

where:

     a= dividends and interest earned during the period b= expenses accrued for the period (net of reimbursements) c= the average daily number of shares outstanding during the period that were entitled to receive income distributions d= the maximum offering price per share on the last day of the period.

TOTAL RETURN
  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis.

  Since Service Class shares of the Portfolio bear additional service and dis-tribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

  The average annual total rates of return for the Institutional Class Shares of the FMA Small Company Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                           SINCE INCEPTION
                                             FIVE YEARS      THROUGH YEAR
                          ONE YEAR ENDED       ENDED            ENDED       INCEPTION
                         OCTOBER 31, 1996 OCTOBER 31, 1996 OCTOBER 31, 1996   DATE
                         ---------------- ---------------- ---------------- ---------
FMA Small Company
  Portfolio.............      22.51%           14.55%           15.00%       7/31/91

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV

where:
    P= a hypothetical initial payment of $1,000

    T= average annual total return
    n= number of years

  ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

  Service Class Shares of the Portfolio were not offered as of October 31, 1996. Accordingly, no total return figures are available.


COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices --unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consist of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/ agency is-sues and mortgage passthrough securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (m) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (n) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (o) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (p) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  (q) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publi-cations that rate fund performance over specified time periods.

  (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (u) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

  (v) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other aver-ages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of com-mon stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

  Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a frac-tional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of the Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses re-lated to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains (see discussion under "Dividends, Capital Gains Distri-butions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus-es.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign curren-cies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Port-folio's annual gross income.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the FMA Small Company Portfolio and the Finan-cial Highlights for the respective periods presented, which appear in the Portfolio's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are at-tached to this SAI.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS
  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: AAA -- judged to be the best quality; carry the smallest degree of investment risk: AA -- judged to be of high quality by all stan-dards; A -- possess many favorable investment attributes and are to be consid-ered as higher medium grade obligations; BAA -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA -- highest grade obligations; possess the ultimate de-gree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obliga-tions which may be present or may arise as a result of public interest ques-tions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S.

In addition, with respect to certain foreign countries, there is the possibil-ity of expropriation or confiscatory taxation, political or social instabili-ty, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (93.2%)
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (10.9%)
  AAR Corp. ................................................ 20,000 $   570,000
  Aviation Sales Co. ....................................... 42,000     819,000
 *Rohr, Inc. ............................................... 48,700     900,950
                                                                    -----------
                                                                      2,289,950
-------------------------------------------------------------------------------
 AUTOMOTIVE (5.7%)
  Borg-Warner Automotive, Inc. ............................. 22,700     871,113
  Walbro Corp. ............................................. 16,400     334,150
                                                                    -----------
                                                                      1,205,263
-------------------------------------------------------------------------------
 BANKS (9.5%)
  City National Corp. ...................................... 36,700     642,250
  First Hawaiian, Inc. ..................................... 28,600     883,025
  First Midwest Bancorp, Inc. .............................. 14,800     469,900
                                                                    -----------
                                                                      1,995,175
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (3.1%)
  Flowers Industries, Inc. ................................. 19,800     462,825
  Lance Inc. ............................................... 11,100     194,250
                                                                    -----------
                                                                        657,075
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (9.7%)
 ++Eagle River Interactive, Inc. ........................... 31,000     279,000
 *International Family Entertainment, Class B............... 50,000     893,750
  Meredith Corp. ........................................... 16,900     849,225
                                                                    -----------
                                                                      2,021,975
-------------------------------------------------------------------------------
 CHEMICALS (3.5%)
  Arcadian Corp. ........................................... 30,000     738,750
-------------------------------------------------------------------------------
 CONSTRUCTION (9.2%)
 ++Butler Manufacturing Co. ................................ 21,900     689,850
  Falcon Products, Inc. .................................... 35,000     494,375
 *Nortek, Inc. ............................................. 50,000     731,250
                                                                    -----------
                                                                      1,915,475
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (2.6%)
  Alberto-Culver Co., Class A............................... 13,900     552,525
-------------------------------------------------------------------------------

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ENERGY (12.0%)
 *Belden & Blake Corp. ..................................... 22,300 $   574,225
 *Santa Fe Energy Resources, Inc. .......................... 60,000     855,000
  Trico Marine Services, Inc. .............................. 19,500     682,500
  USX-Delhi Group .......................................... 30,000     393,750
                                                                    -----------
                                                                      2,505,475
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (1.8%)
 ++Ascent Entertainment Group............................... 20,400     377,400
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (7.0%)
  Investors Financial Services Corp. ....................... 30,000     776,250
  Peoples Heritage Financial Group, Inc. ................... 30,200     690,825
                                                                    -----------
                                                                      1,467,075
-------------------------------------------------------------------------------
 HEALTH CARE (4.1%)
 *Universal Health Services, Class B........................ 34,000     850,000
-------------------------------------------------------------------------------
 INSURANCE (1.5%)
 *Triad Guaranty, Inc. ..................................... 11,100     324,675
-------------------------------------------------------------------------------
 LODGING & RESTAURANTS (3.0%)
 *Prime Hospitality Corp. .................................. 40,600     619,150
-------------------------------------------------------------------------------
 MANUFACTURING (6.1%)
 ++*Bucyrus International, Inc. ............................ 24,000     222,000
  Cincinnati Milacron, Inc. ................................ 15,000     286,875
  Giddings & Lewis, Inc. ................................... 22,500     258,750
  Measurex Corp. ........................................... 20,000     515,000
                                                                    -----------
                                                                      1,282,625
-------------------------------------------------------------------------------
 METALS (3.5%)
  Titanium Metals Corp. .................................... 23,900     734,925
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $16,955,333).....................        $19,537,513
-------------------------------------------------------------------------------

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.8%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $1,417,220,
  collateralized by $1,369,687 various U.S. Treasury
  Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
  valued at $1,417,003 (COST $1,417,000)............... $1,417,000 $ 1,417,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $18,372,333) (A)......             20,954,513
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)....................                 (1,364)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $20,953,149
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security.
 ++Security is deemed illiquid.

(a) The cost for federal income tax purposes was $18,372,333. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,582,180. This consisted of aggregate gross unrealized appreciation for all securities of $3,104,770 and aggregate gross unrealized depreciation for all securities of $522,590.

   The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $18,372,333
                                                                    ===========
 Investments, at Value............................................. $20,954,513
 Cash..............................................................         137
 Dividends Receivable..............................................      24,476
 Receivable due from Investment Adviser............................      12,683
 Receivable for Portfolio Shares Sold..............................      11,292
 Other Assets......................................................         981
-------------------------------------------------------------------------------
  Total Assets.....................................................  21,004,082
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees...................................       7,101
 Payable for Custodian Fees........................................       3,715
 Payable for Directors' Fees.......................................         668
 Other Liabilities.................................................      39,449
-------------------------------------------------------------------------------
  Total Liabilities................................................      50,933
-------------------------------------------------------------------------------
NET ASSETS......................................................... $20,953,149
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $14,573,153
 Undistributed Net Investment Income...............................      20,801
 Accumulated Net Realized Gain.....................................   3,777,015
 Unrealized Appreciation...........................................   2,582,180
-------------------------------------------------------------------------------
NET ASSETS......................................................... $20,953,149
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,485,129
 Net Asset Value, Offering and Redemption Price Per Share.......... $     14.11
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................................             $  321,269
 Interest................................................                 74,806
---------------------------------------------------------------------------------
  Total Income...........................................                396,075
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee..............................................  $ 167,321
  Less: Fees Waived......................................   (107,546)     59,775
                                                           ---------
 Administrative Fees--Note C.............................                 80,758
 Registration and Filing Fees............................                 29,362
 Legal Fees..............................................                 16,629
 Printing Fees...........................................                 14,581
 Audit Fees..............................................                 13,648
 Custodian Fees--Note D..................................                  9,500
 Directors' Fees--Note G.................................                  2,865
 Other Expenses..........................................                  3,315
---------------------------------------------------------------------------------
  Total Expenses.........................................                230,433
 Expense Offset--Note A..................................                   (714)
---------------------------------------------------------------------------------
  Net Expenses...........................................                229,719
---------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................                166,356
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.........................              3,778,061
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS...............................................                448,990
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS..................................              4,227,051
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....             $4,393,407
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR         YEAR
                                                            ENDED        ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   166,356  $   134,758
 Net Realized Gain.....................................    3,778,061    2,531,887
 Net Change in Unrealized Appreciation/Depreciation....      448,990      120,949
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations..........................................    4,393,407    2,787,594
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (158,190)    (132,797)
 Net Realized Gain.....................................   (2,529,961)    (663,733)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,688,151)    (796,530)
----------------------------------------------------------------------------------
CAPITAL CONTRIBUTION (NOTE B)..........................       94,505          --
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    1,198,264    1,692,230
   --In Lieu of Cash Distributions.....................    2,668,484      764,727
 Redeemed..............................................   (5,560,199)  (3,162,096)
----------------------------------------------------------------------------------
 Net Decrease from Capital Share Transactions..........   (1,693,451)    (705,139)
----------------------------------------------------------------------------------
 Total Increase........................................      106,310    1,285,925
Net Assets:
 Beginning of Period...................................   20,846,839   19,560,914
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $20,801 and $9,809, respectively)..........  $20,953,149  $20,846,839
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................       94,425      137,161
  In Lieu of Cash Distributions........................      227,881       69,423
  Shares Redeemed......................................     (417,165)    (239,130)
----------------------------------------------------------------------------------
                                                             (94,859)     (32,546)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                    1996     1995     1994     1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $ 13.19  $ 12.13  $ 14.24  $ 10.36  $ 10.54
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)....     0.09     0.08     0.01     0.02    (0.01)
 Net Realized & Unrealized Gain
  (Loss).........................     2.46     1.47     0.50     3.88    (0.14)
-------------------------------------------------------------------------------
  Total From Investment
   Operations....................     2.55     1.55     0.51     3.90    (0.15)
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........    (0.09)   (0.08)     --     (0.02)   (0.01)
 Net Realized Gain...............    (1.60)   (0.41)   (2.62)     --     (0.01)
 Return of Capital...............      --       --       --       --     (0.01)
-------------------------------------------------------------------------------
  Total Distributions............    (1.69)   (0.49)   (2.62)   (0.02)   (0.03)
-------------------------------------------------------------------------------
CAPITAL CONTRIBUTION.............     0.06      --       --       --       --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36
-------------------------------------------------------------------------------
TOTAL RETURN+....................    22.51%   13.57%    4.54%   37.65%  (1.48)%
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $20,953  $20,847  $19,561  $18,569  $18,071
Ratio of Expenses to Average Net
 Assets..........................     1.03%    1.03%    1.03%    1.03%    1.03%
Ratio of Net Investment Income
 (Loss) to Average Net Assets....     0.75%    0.66%    0.06%    0.14%  (0.07)%
Portfolio Turnover Rate..........      106%     170%     121%     163%     134%
Average Commission Rate #........  $0.0600      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.......................  $  0.06  $  0.04  $  0.03  $  0.03  $ 0.003
Ratio of Expenses to Average Net
 Assets Including
 Expense Offsets.................    1.03 %   1.03 %     N/A      N/A      N/A
-------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived and ex-
  penses assumed by the Adviser.
# For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          FMA SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are regis-tered under the Investment Company Act of 1940, as amended. The FMA Small Com-pany Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diver-sified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consis-tent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting poli-cies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid prices on such day. Price in-formation on listed securities is taken from the exchange where the secu-rity is primarily traded. Over-the-counter and unlisted securities are val-ued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repur-chase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the col-lateral is monitored on a daily basis to determine the adequacy of the col-lateral. In the event of default on the obligation to repurchase, the Port-folio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the col-lateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Com-mission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agree-ments. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income to shareholders quarterly. Any realized net capital gains will be distributed annually. All distribu-tions are recorded on ex-dividend date.

                          FMA SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distribu-tions resulted in reclassifications of $2,826 to increase undistributed net investment income with a decrease to accumulated net realized gain of $2,826.

  Current year permanent book-tax differences are not included in ending un-distributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identifica-tion method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Fi-duciary Management Associates, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.03% of average daily net assets. On September 11, 1996 the Portfolio received a capital contribution primarily from the Adviser in the amount of $94,505 or $0.06 per share.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent serv-ices to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of .04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund ac-

                          FMA SMALL COMPANY PORTFOLIO
counting, dividend disbursing and transfer agent services. Pursuant to the Mu-tual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $46,276 from the Portfolio as Administrator of which $41,407 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,482 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accor-dance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $2,597, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $22,305,870 and sales of $26,219,886 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended 1996, the Portfo-lio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 37.5% of total shares outstanding were held by two record shareholders owning more than 10% of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of UAM Funds, Inc. and the Shareholders of FMA Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMA Small Company Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996
-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FMA Small Company Portfolio hereby designates $1,360,000 as a long-term capital gain dividend for purposes of the dividend paid deduction on its fed-eral income tax return.

For the year ended October 31, 1996, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 17.9%.

                                     PART B

                                   UAM FUNDS

--------------------------------------------------------------------------------

                           ICM FIXED INCOME PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

             STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Fixed Income Portfolio's Institutional Class Shares dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                 1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  14
Shareholder Services.......................................................  15
Investment Limitations.....................................................  16
Management of the Fund.....................................................  18
Investment Adviser.........................................................  20
Portfolio Transactions.....................................................  22
Administrative Services....................................................  22
Performance Calculations...................................................  23
General Information........................................................  27
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements.......................................................

                       INVESTMENT OBJECTIVE AND POLICIES

  The following policies supplement the investment policies of the ICM Fixed Income Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable de-posits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calender days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal De-posit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Port-folio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Ad-ministration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennes-see Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS
  The Portfolio may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. In addition, interest rate futures and options are used to increase or reduce interest rate exposure resulting from market changes or cash flow variations. Futures and options also allow the efficient implementa-tion of strategies to hedge U.S. positions with currency-hedged foreign inter-est rate exposure. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges, boards of trade, or similar entity or quoted on an automated quotation system. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolio intends to use futures contracts generally only for hedging purposes.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS
  The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Port-folio's total net assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insuf-ficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures posi-tions also could have an adverse impact on the Portfolio's ability to effec-tively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transac-tion costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in ex-cess of the amount invested in the contract. However, because the futures strategies of the Portfolio are generally engaged in only for hedging purpos-es, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would pre-sumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures con-tracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bank-ruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit poten-tial losses, because the limit may prevent the liquidation of unfavorable po-sitions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby pre-venting prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  Futures contracts, and options on futures contracts, may be traded on for-eign exchanges. Such transactions are subject to the risk of governmental ac-tions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other com-plex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign mar-kets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS
  The Portfolio may purchase and sell put and call options on futures con-tracts securities and currencies for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS
  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price in-crease in the underlying security above the option exercise price. In addi-tion, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's posi-tion as the writer of an option by means of an offsetting purchase of an iden-tical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying se-curity declining.

  The Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its Custo-dian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dol-lars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS
  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will de-pend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the op-tion it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES
  The Portfolio may purchase and write options on foreign currencies for hedg-ing purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are de-nominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does de-cline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securi-ties to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The pur-chase of such options could offset, at least partially, the effects of the ad-verse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign cur-rency options will be reduced by the amount of the premium and related trans-action costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the

Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advanta-geous changes in such rates.

  The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline oc-curs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium re-ceived.

  Similarly, instead of purchasing a call option to hedge against an antici-pated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will con-stitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the un-derlying currency at a loss which may not be offset by the amount of the pre-mium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might other-wise have been obtained from favorable movements in exchange rates.

  The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without addi-tional cash consideration (or for additional cash consideration held in a seg-regated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

  The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign cur-rency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the

Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign cur-rency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Options on foreign currencies and forward contracts are not traded on con-tract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although for-eign currency options are also traded on certain national securities ex-changes, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading en-vironment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corpo-ration ("OCC"), thereby reducing the risk of counterparty default. Further-more, a liquid secondary market in options traded on a national securities ex-change may be more readily available than in the over-the-counter market, po-tentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market de-scribed above, as well as the risks regarding adverse market movements, mar-gining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For exam-ple, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose spe-cial procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, futures contracts, options on futures contracts, forward con-tracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfo-lio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exer-cise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the Portfolio may be affected favor-ably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with con-versions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to pur-chase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no de-posit requirement, and no commissions are charged at any stage for such trades.

  The Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a secu-rity denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest pay-ment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the rela-tionship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the Portfolio anticipates that the currency of a particu-lar foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities in-volved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securi-ties on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the con-summation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward con-tracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

  The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same cur-rency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to pur-chase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Portfolio's dealings in forward contracts will be limited to the trans-actions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securi-ties. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS
  Except for transactions the Portfolio has identified as hedging transac-tions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regu-lated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with re-spect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign cur-rency forward contract is treated as 100% ordinary income. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such se-curities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other related income including gains from options, futures and forward contracts, derived with respect to its business of invest-ing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is antici-pated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Qualification as a reg-ulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of securities, op-tions, futures or forward contracts (including certain foreign currencies not directly related to the Portfolio's business of investing in securities) held less than three months. In order to avoid realizing excessive gains on securi-ties held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's taxable year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures trans-actions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be de-termined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Ex-change") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Pres-idents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

REDEMPTIONS
  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (i) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commis-sion, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above lim-its may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Portfolio's Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securi-ties were converted to cash.

  No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered ad-dress; or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC, the Fund's sub-transfer agent. Broker-dealers guarantee-ing signatures must be a member of a clearing corporation or maintain net cap-ital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Portfolio's Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of the ICM Portfolios may be exchanged for Insti-tutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of the ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds --
 Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder, and the reg-istration of the two accounts will be identical. Requests for exchanges re-ceived prior to 4:00 p.m. (Eastern time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor CGFSC , the Fund's sub-transfer agent, will be responsible for the authenticity of the exchange instructions received by telephone. Ex-changes may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as de-scribed under "Redemption of Shares". As in the case of redemptions, the writ-ten request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The Portfolio is subject to the following restrictions, which are non-funda-mental, and which may be changed by the Fund's Board of Directors upon reason-able notice to investors. Investment limitation (4), (6) and (7) are classi-fied as fundamental. The Portfolio's fundamental investment limitation cannot be changed without approval by a "majority of the outstanding shares" (as de-fined in the 1940 Act) of the Portfolio. These restrictions supplement the in-vestment objective and policies set forth in the Prospectus. The Portfolio will not:

   (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets are required as deposit to secure obligations un-der futures contracts;

   (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into options, futures or repurchase transactions;

   (5) purchase on margin or sell short except as specified in (1) above;

   (6) purchase more than 10% of any class of the outstanding voting securi-ties of any issuer;

   (7) with respect as to 75% of its assets, purchase securities of any is-suer (except obligations of the United States Government and its in-strumentalities) if as the result more than 5% of the Portfolio's to-tal assets, at the time of purchase, would be invested in the securi-ties of such issuer;

   (8) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (9) borrow money, except from banks and as a temporary measure for ex-traordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

  (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  (11) underwrite the securities of other issuers or invest more than an ag-gregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restric-tions on resale or securities for which there are no readily avail-able markets, including repurchase agreements having maturities of more than seven days;

  (12) invest for the purpose of exercising control over management of any company;

  (13) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) continuous opera-tions consisting of less than three years;

  (14) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of the Portfo-lio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limi-tation on the purchase of obligations issued or guaranteed by the U.S. Government, its agen-cies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

  (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

JOHN T. BENNETT, JR.      Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
Age: 67                   President of Bennett Management Company
                          from 1988 to 1993.
PHILIP D. ENGLISH         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec Cor-
Age: 47                   poration and Cyber Scientific, Inc.
WILLIAM A. HUMENUK        Director of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower  delphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54
NORTON H. REAMER*         Director, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Management
Age: 60                   Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square Invest-
Boston, MA 02111          ors Corporation since 1988; Director and
Age: 52                   Chief Executive Officer of H.T. Investors,
                          Inc., formerly a subsidiary of Dewey
                          Square.
WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
One International Place   President and Chief Financial Officer of
Boston, MA 02110          United Asset Management Corporation.
Age: 49

GARY L. FRENCH*      Treasurer of the Fund; President of UAM
211 Congress Street  Fund Services, Inc. and UAM Fund Distribu-
Boston, MA 02110     tors, Inc.; Vice President of Operations,
Age: 45              Development and Control of Fidelity Invest-
                     ments in 1995; Treasurer of the Fidelity
                     Group of Mutual Funds from 1991 to 1995.
ROBERT R. FLAHERTY*  Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street  ident of UAM Fund Services, Inc.; former
Boston, MA 02110     Manager of Fund Administration and Compli-
Age: 32              ance of Chase Global Fund Services Company
                     from 1995 to 1996; Deloitte & Touche LLP
                     from 1985 to 1995, formerly Senior Manager.
MICHAEL DEFAO*       Secretary of the Fund; Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.; Associate
Age: 28              Attorney of Ropes & Gray (a law firm) from
                     1993 to 1995.
KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age: 41              President, Secretary and General Counsel of
                     Leland, O'Brien, Rubenstein Associates,
                     Inc. from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

As of December 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaf-filiated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT    PAID  TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director
Philip D. English.......     $25,463               0                 0              $30,500
 Director
William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of the Portfolio:

  ICM Fixed Income Portfolio: Finney Trimble & Associates, Profit Sharing Plan, First National Bank of Maryland, P.O. Box 1596, Baltimore, MD, 15.4%; MSTA Pension, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 11.2%; Friends School of Baltimore, Inc., Trustee, FBO Mercan-tile-Safe Deposit & Trust Co., Attn: Ms Isabel Corbett, Two Hopkins Plaza, Baltimore, MD, 10.8%*; ICM-UAM Profit Sharing & 401(k) Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 9.2%; Bryn Mawr School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Balti-more, MD, 8.7%; First National Bank of Maryland, FBO for East Madison PSR-ICM, P.O. Box 1596, Baltimore, MD, 6.8%; and Greenhorne & O'Mara, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 5%.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980 for the purpose of acquiring and owning firms engaged primarily in insti-tutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the

"UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser employs a conservative fixed income investment strategy. It is designed to provide superior, risk-adjusted returns with an emphasis on con-sistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The investment proc-ess is largely driven by independent research on relative value along the yield curve and a view on interest rate trends. The Adviser considers events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and moni-tor a broad set of risk measures used to identify relative value between sec-tors and within security groups. Relative value generally exists when a secu-rity or sector offers the prospect of superior rewards for a given amount of risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Georgia Gulf Corp. State of Maryland, Johns Hopkins Hospital, State of Kentucky, NYNEX, TRW Corp., and Wisconsin Power & Light.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Portfolio's Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percent-age rates to the Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   ICM Fixed Income Portfolio............................................. 0.50%

  For the fiscal years ended October 31, 1994, 1995 and 1996, the Portfolio paid advisory fees of approximately $65,000, $0 and $0, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $59,000, $76,000 and $101,707, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio or-ders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolio for their clients. During the fiscal years ended, October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, pro-vided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 bil-lion. The fees were allocated among the Portfolios on the basis of their rela-tive assets and were subject to a designated minimum fee schedule per Portfo-lio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. During the fiscal years ended October 31, 1994, 1995 and 1996, administrative services fees paid to the Administrator by the ICM Fixed Income Portfolio totaled approximately $65,000, $82,000 and $89,268. Of the fees paid during the year ended October 31, 1996, ICM Fixed Income Portfolio paid $84,340 to CGFSC and $4,928 to UAMFSI. The services pro-vided by the Administrator and the basis of the fees payable to the Adminis-trator are described in the Portfolio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Fund may from time to time quote various performance figures to illus-trate the Fund's past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN
  The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                       SINCE INCEPTION
                                                        THROUGH YEAR
                                         ONE YEAR           ENDED
                                     ENDED OCTOBER 31,   OCTOBER 31,   INCEPTION
                                           1996             1996         DATE
                                     ----------------- --------------- ---------
ICM Fixed Income Portfolio..........       5.17%            6.31%       11/3/92

  These figures are calculated according to the following formula:

  P (1 + T)n = ERV

where:

     P= a hypothetical initial payment of $1,000
     T= average annual total return
     n= number of years
   ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ments.

  Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base peri-od. The yield for the Portfolio for the 30-day period ended on October 31, 1996 was 6.22%.

  This figure is obtained using the following formula:

  Yield = 2 [(a -- b + 1)/6/ -- 1]
              ------
                cd

where:

     a= dividends and interest earned during the period b= expenses accrued for the period (net of reimbursements) c= the average daily number of shares outstanding during the period that were entitled to receive income distributions d= the maximum offering price per share on the last day of the period.

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/ agency is-sues and mortgage pass-through securities.

  (k) Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It in-cludes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for oth-ers.

  (l) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publi-cations that rate fund performance over specified time periods.

  (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assur-ance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Di-rectors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios.

  The shares of each Portfolio of each Fund, when issued and paid for as pro-vided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other fea-tures. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of that Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

  As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are auto-matically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will re-main in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (in-come dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the ICM Fixed Income Portfolio for the fiscal period ended October 31, 1996 and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent ac-countants, also appearing therein, are attached to this SAI.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (12.8%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.8%)
 American General Finance
  8.125%, 8/15/09....................................... $  250,000 $   271,875
 Associates Corp. of North America
  8.375%, 1/15/98.......................................     25,000      25,750
 Commercial Credit Corp.
  8.70%, 6/15/09........................................    100,000     114,375
 *Dean Witter Discover
  5.65%, 3/2/99.........................................     15,000      15,019
 Ford Motor Credit Corp. Medium Term Note
  6.70%, 8/2/00.........................................    250,000     252,188
 Ford Motor Credit Corp.
  7.00%, 9/25/01........................................    250,000     255,625
 General Electric Capital Corp.
  8.85%, 4/1/05.........................................    350,000     398,125
 General Motors Acceptance Corp.
  8.875%, 6/1/10........................................     50,000      58,312
 Morgan Stanley, Inc.
  5.65%, 6/15/97........................................    350,000     349,828
 Norwest Financial, Inc.
  6.23%, 9/1/98.........................................    300,000     301,875
 U.S. West Capital, Inc.
  8.40%, 9/15/99........................................    100,000     105,375
                                                                    -----------
                                                                      2,148,347
-------------------------------------------------------------------------------
INDUSTRIAL (2.2%)
 American Home Products
  7.70%, 2/15/00........................................    250,000     260,825
 Dow Chemical Co.
  8.55%, 10/15/09.......................................     25,000      27,906
 EG & G, Inc.
  6.80%, 10/15/05.......................................    200,000     196,320
 Weyerhaeuser Co.
  9.05%, 2/1/03.........................................     50,000      56,313
                                                                    -----------
                                                                        541,364
-------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (1.8%)
 Boeing Co.
  7.95%, 8/15/24........................................ $  250,000 $   275,313
 Ryder System, Inc.
  7.30%, 10/30/00.......................................    150,000     154,815
                                                                    -----------
                                                                        430,128
-------------------------------------------------------------------------------
UTILITIES (0.0%)
 General Telephone of Wisconsin
  7.50%, 3/1/02.........................................     10,000      10,125
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $3,037,883).......              3,129,964
-------------------------------------------------------------------------------
YANKEE BOND (0.5%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.5%)
 InterAmerica Development Bank
  8.40%, 9/1/09 (COST $108,277).........................    100,000     115,625
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES (27.2%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (6.0%)
 Pool #E48794,
  15 yr. Guarantee 6.50%, 7/1/08........................    102,039     100,541
 Pool #E00292,
  Gold 6.50%, 4/1/09....................................    284,969     280,783
 Pool #E64395
  15 yr. Guarantee 7.00%, 6/1/11........................    491,574     492,803
 *Pool #845640
  7.736%, 8/1/23........................................    204,021     208,611
 Pool #C00449
  7.00%, 3/1/26.........................................    391,558     385,318
                                                                    -----------
                                                                      1,468,056
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.1%)
 Pool #81817
  9.50%, 8/1/02.........................................     10,309      10,911
 Pool #232847
  7.00%, 8/1/08.........................................     44,193      44,249

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool # 232361
  6.00%, 10/1/08......................................... $   69,466 $    66,969
 Pool #264441
  6.00%, 1/1/09..........................................     75,662      72,943
 Pool #250498
  6.50%, 3/1/11..........................................    285,186     280,618
 Pool #346544,
  7.00%, 5/1/11..........................................    387,364     387,848
 Pool #50013
  9.50%, 10/1/17.........................................      3,681       3,965
 Pool #55343
  9.50%, 10/1/17.........................................      4,353       4,689
 Pool #50993
  7.00%, 2/1/24..........................................    445,182     437,113
 Pool #298034
  8.00%, 11/1/24.........................................    249,245     254,225
 Pool #311025
  8.00%, 5/1/25..........................................    344,401     351,612
 Pool #322345
  7.50%, 9/1/25..........................................    318,806     319,604
 Pool #330297
  7.00%, 11/1/25.........................................    435,149     427,262
 Pool #250710
  8.50%, 10/1/26.........................................    495,001     512,635
                                                                     -----------
                                                                       3,174,643
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (8.1%)
 Pool #17084
  8.00%, 9/15/07.........................................     23,828      24,379
 Pool #20335
  8.00%, 10/15/07........................................     34,312      35,492
 Pool #400216
  7.00%, 4/15/09.........................................    257,079     258,444

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool #109599
  12.00%, 1/15/14......................................... $  60,008 $   68,709
 Pool #311575
  7.50%, 2/15/23..........................................   471,833    473,603
 Pool #387161
  7.50%, 10/15/25.........................................   194,844    195,451
 Pool #405183
  7.50%, 11/15/25.........................................   408,449    409,981
 Pool #423836
  8.00%, 8/15/26..........................................   499,280    510,826
                                                                     ----------
                                                                      1,976,885
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES (COST $6,603,413)................            6,619,584
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.2%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (8.2%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.8%)
 Series 1544-E
  6.25%, 6/15/08..........................................   200,000    199,805
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.4%)
 Series 1990-103 CL J PAC
  7.50%, 10/25/19.........................................    33,217     33,495
 Series 1991-21 H PAC
  7.00%, 12/25/19.........................................   109,544    110,101
 Series 1993-52 CL D PAC-1(11)
  5.50%, 12/25/02.........................................   150,000    149,130
 Series 1993-71 CL PG PAC(11)
  6.25%, 7/25/07..........................................   300,000    297,900
 Series 1993-194 CL PG PAC(11)
  5.65%, 4/25/05..........................................   350,000    343,640
 Series 1996-M5 CL A1
  7.141%, 6/25/08.........................................   248,427    253,395

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Series G19-H PAC
  8.40%, 6/25/20......................................... $  200,000 $   209,300
 Series 692-15 CL G PAC(11)
  7.00%, 4/25/20.........................................    395,000     391,722
                                                                     -----------
                                                                       1,788,683
--------------------------------------------------------------------------------
OTHER (0.0%)
 *FBC Mortgage Securities Trust Series 7-B
  6.09%, 1/25/17.........................................      1,802       1,805
 Morgan Stanley Mortgage Trust Series Y3
  8.95%, 3/1/16..........................................      9,145       9,304
                                                                     -----------
                                                                          11,109
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $2,006,123).......................................              1,999,597
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (47.1%)
--------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION (1.0%)
  *5.50%, 3/3/97.........................................    250,000     250,081
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (15.7%)
  12.75%, 11/15/10.......................................     25,000      35,687
  7.50%, 11/15/16........................................  3,000,000   3,255,450
  7.125%, 2/15/23........................................    500,000     523,170
                                                                     -----------
                                                                       3,814,307
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (30.4%)
  5.125%, 3/31/98........................................    375,000     372,585
  6.125%, 3/31/98........................................    500,000     503,430
  5.125%, 4/30/98........................................  1,000,000     992,840
  6.125%, 8/31/98........................................    500,000     503,515
  6.375%, 1/15/99........................................    700,000     709,009
  6.875%, 8/31/99........................................  1,125,000   1,153,406
  5.50%, 4/15/00.........................................    100,000      98,548
  6.25%, 5/31/00.........................................  1,300,000   1,311,076

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES--(CONTINUED)
  6.375%, 8/15/02....................................... $1,635,000 $ 1,653,851
  7.25%, 8/15/04........................................    100,000     105,828
                                                                    -----------
                                                                      7,404,088
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $11,273,327).....................................             11,468,476
-------------------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANY (0.1%)
  Blackrock 1998 Term Trust (COST $25,620)..............      2,800      26,250
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $218,034, collateralized
  by $210,721 of various
  U.S. Treasury Notes, 5.875%-7.75%, due from 3/31/99-
  11/30/99, valued at $218,000.......................... $  218,000     218,000
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (0.4%)
++**U.S. Treasury Bill 5.32%, 1/30/97...................    100,000      98,731
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $316,669)............                316,731
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.2%) (COST $23,371,312)(A).........             23,676,227
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.8%).....................                682,007
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $24,358,234
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  + See Note A to Financial Statements.
 ++ A portion of this security was pledged to cover margin requirements for open futures contracts.
  * Variable/Floating rate security--rate disclosed is as of October 31, 1996. ** Interest Rate disclosed for the U.S. Treasury Bill represents effective yield at October 31, 1996.
PAC Planned Amortization Class.
 (a) The cost for federal income tax purposes was $23,375,390. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $300,837. This consisted of aggregate gross unrealized appreciation for all securities of $359,451 and aggregate gross unrealized deprecia-tion for all securities of $58,614.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $23,371,312
                                                                   ===========
 Investments, at Value............................................ $23,676,227
 Cash.............................................................       3,507
 Receivable for Investments Sold..................................     408,829
 Receivable from Investment Adviser...............................       8,311
 Interest Receivable..............................................     309,751
 Other Assets.....................................................       4,553
-------------------------------------------------------------------------------
  Total Assets....................................................  24,411,178
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees..................................       8,006
 Payable for Daily Variation on Futures Contracts.................       3,779
 Payable for Custodian Fees.......................................       5,243
 Payable for Directors' Fees......................................         654
 Other Liabilities................................................      35,262
-------------------------------------------------------------------------------
  Total Liabilities...............................................      52,944
-------------------------------------------------------------------------------
NET ASSETS........................................................ $24,358,234
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $24,049,112
 Undistributed Net Investment Income..............................     212,125
 Accumulated Net Realized Loss....................................    (187,076)
 Unrealized Appreciation..........................................     284,073
-------------------------------------------------------------------------------
NET ASSETS........................................................ $24,358,234
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   2,352,098
 Net Asset Value, Offering and Redemption Price Per Share......... $     10.36
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
    The accompanying notes are an integral part of the financial statements.

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                        1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.................................................           $1,313,156
--------------------------------------------------------------------------------
  Total Income............................................            1,313,156
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.............................................. $101,707
  Less: Fees Waived....................................... (101,707)        --
                                                           --------
 Administrative Fees--Note C..............................               89,268
 Printing Fees............................................               27,361
 Registration and Filing Fees.............................               16,050
 Audit Fees...............................................               13,098
 Custodian Fees--Note D...................................               12,561
 Directors' Fees--Note G..................................                2,798
 Legal Fees...............................................                2,351
 Other Expenses...........................................                3,597
 Expenses Assumed by the Adviser--Note B..................              (64,762)
--------------------------------------------------------------------------------
  Total Expenses..........................................              102,322
 Expense Offset--Note A...................................                 (826)
--------------------------------------------------------------------------------
  Net Expenses............................................              101,496
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................            1,211,660
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
 Investments..............................................              (81,237)
 Written Options..........................................              (12,593)
 Futures Contracts........................................               59,939
--------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS ON INVESTMENTS, WRITTEN OPTIONS
 AND FUTURES CONTRACTS....................................              (33,891)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS AND FUTURES CONTRACTS........................              (87,594)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS AND FUTURES CON-
 TRACTS...................................................             (121,485)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......           $1,090,175
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
    The accompanying notes are an integral part of the financial statements.

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $ 1,211,660  $   915,043
 Net Realized Gain (Loss).............................     (33,891)      30,438
 Net Change in Unrealized Appreciation/Depreciation...     (87,594)   1,097,379
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   1,090,175    2,042,860
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,168,003)    (812,578)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................   8,726,617    7,677,245
 --In Lieu of Cash Distributions......................   1,021,678      787,949
 Redeemed.............................................  (2,077,394)  (5,531,650)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........   7,670,901    2,933,544
--------------------------------------------------------------------------------
 Total Increase.......................................   7,593,073    4,163,826
Net Assets:
 Beginning of Period..................................  16,765,161   12,601,335
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $212,125 and $134,418, respectively)...... $24,358,234  $16,765,161
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     846,409      749,788
  In Lieu of Cash Distributions.......................      99,711       78,271
  Shares Redeemed.....................................    (200,725)    (541,400)
--------------------------------------------------------------------------------
                                                           745,395      286,659
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
   The accompanying notes are an integral part of the financial statements.

                                                                    NOVEMBER 3,
                                        YEARS ENDED OCTOBER 31,      1992** TO
                                        -------------------------   OCTOBER 31,
                                         1996     1995     1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $ 10.43  $  9.55  $ 10.58     $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................     0.59     0.59     0.52        0.51
 Net Realized and Unrealized Gain
  (Loss)..............................    (0.07)    0.82    (0.98)       0.51
-------------------------------------------------------------------------------
  Total From Investment Operations....     0.52     1.41    (0.46)       1.02
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................    (0.59)   (0.53)   (0.48)      (0.44)
 Net Realized Gain....................      --       --     (0.09)        --
-------------------------------------------------------------------------------
  Total Distributions.................    (0.59)   (0.53)   (0.57)      (0.44)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  $ 10.36  $ 10.43  $  9.55     $ 10.58
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+ ........................     5.17%   15.11%   (4.43)%     10.38%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)...............................  $24,358  $16,765  $12,601     $12,465
Ratio of Expenses to Average Net As-
 sets.................................     0.50%    0.63%    0.84%       0.84%*
Ratio of Net Investment Income to
 Average Net Assets...................     5.98%    6.04%    5.26%       5.41%*
Portfolio Turnover Rate...............       46%      49%      82%         65%
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share.....  $  0.08  $  0.08  $  0.04     $  0.03
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.....     0.50%    0.61%     N/A         N/A
-------------------------------------------------------------------------------

*  Annualized
** Commencement of Operations.
+ Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.

                          ICM FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are regis-tered under the Investment Company Act of 1940, as amended. The ICM Fixed In-come Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diver-sified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the ICM Fixed Income Portfolio is to provide maximum, long-term total return consis-tent with reasonable risk to principal, by investing primarily in investment grade, fixed income securities of varying maturities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting poli-cies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses informa-tion with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various re-lationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996 , the Portfolio had available a capital loss carryover for Federal income tax purposes of $109,521 and $93,355 which will expire on October 31, 2002 and October 31, 2004, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repur-chase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the col-lateral is monitored on a daily basis to determine the adequacy of the col-lateral. In the event of default on the obligation to repurchase, the Port-folio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the col-lateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Com-mission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agree-ments. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                          ICM FIXED INCOME PORTFOLIO

  4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfo-lio owns or expects to purchase. The Portfolio may also write covered op-tions on securities it owns or in which it may invest to increase its cur-rent returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices estab-lished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1996:

                                                                NET UNREALIZED
                             NUMBER OF AGGREGATE   EXPIRATION    APPRECIATION
   CONTRACTS                 CONTRACTS FACE VALUE     DATE      (DEPRECIATION)
   ---------                 --------- ---------- ------------- --------------
   Purchases:
   United Kingdom 15 Year
    Bond....................      5     $273,281  December 1996    $   (762)
   Canadian 10 Year Bond....      5      584,400  December 1996       6,416
   Sales:
   U.S. Treasury 10 Year
    Note....................      5      584,125  December 1996     (19,546)
   U.S. Treasury 10 Year
    Note....................      5      584,125  December 1996      (5,975)
   U.S. Treasury 10 Year
    Note....................      5      584,125  December 1996        (975)
                                                                   --------
                                                                   $(20,842)
                                                                   ========

  During the year ended October 31, 1996, the Portfolio participated in writ-ing covered call and put options. The Portfolio had option activity as fol-lows:

                                                            NUMBER OF
                                                            CONTRACTS PREMIUMS
                                                            --------- --------
   Options outstanding at October 31, 1995................       0    $      0
   Options written during the period......................      25      16,438
   Options expired during the period......................     (15)     (3,125)
   Options canceled in closing transactions during the pe-
    riod..................................................     (10)    (13,313)
                                                               ---    --------
   Options outstanding at October 31, 1996................       0    $      0
                                                               ===    ========

  5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

                          ICM FIXED INCOME PORTFOLIO

  Permanent book and tax basis differences relating to shareholder distribu-tions resulted in reclassifications of $34,050 to increase undistributed net investment income, with decreases to accumulated net realized gain and paid in capital of $33,744 and $306, respectively.

  Current year permanent book-tax differences are not included in ending un-distributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identifica-tion method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on secu-rities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the port-folios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been in-creased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, In-vestment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidi-ary of United Asset Management Corporation ("UAM"), provides investment advi-sory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 0.50% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent serv-ices to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $49,690 from the Portfolio as Administrator of which $44,762 was paid to CGFSC for their services.

                          ICM FIXED INCOME PORTFOLIO

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $39,578 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accor-dance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $3,622, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the PortfoliO.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $880,028 and sales of $850,708 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $15,355,147 and $8,013,820, respectively.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 37.7% of total shares outstanding were held by three record shareholders owning more than 10% of the aggregate total shares outstanding. At October 31, 1996, 10% of the Portfolio was held by a related party of the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of ICM Fixed Income Portfolio (the "Port-folio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS
  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: AAA -- judged to be the best quality; carry the smallest degree of investment risk: AA -- judged to be of high quality by all stan-dards; A -- possess many favorable investment attributes and are to be consid-ered as higher medium grade obligations; BAA -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA -- highest grade obligations; possess the ultimate de-gree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities represent an ownership interest in a pool of res-idential mortgage loans. These securities are designed to provide monthly pay-ments of interest and principal to the investor. The mortgagor's monthly pay-ments to his/her lending institution are "passed-through" to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regard-less of whether or not the mortgagor actually makes the payment. The guaran-tees made by issuers or poolers are supported by various forms of credit, col-lateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are sub-ject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES
  Pools consist of whole mortgage loans or participants in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and char-acteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRMs are mort-gages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedure.

  All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit stan-dards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through pri-vate mortgage insurance companies.

AVERAGE LIFE
  The average life of pass-through pools varies with the maturities of the un-derlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors in-cluding the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturi-ties of different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES
  Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life as-sumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES
  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide a monthly payment which consists of both in-terest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be in-curred. Some mortgage-backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, re-gardless of whether or not the mortgagors actually make the payment.

  Residential mortgage loans are pooled by the Federal Home Loan Mortgage Cor-poration (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the avail-ability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfo-lio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

  The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

  The principal Government guarantor of mortgage-backed securities is the Gov-ernment National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Gov-ernment corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the Portfolio will, however, be rated investment grade by Moody's or S&P.

  The Portfolio expects that Governmental or private entities may create mort-gage loan pools offering pass-through investments in addition to those de-scribed above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and of-fered to investors, the Portfolio will, consistent with their investment ob-jective and policies, consider making investments in such new types of securi-ties.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervi-sion, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolio may invest in commercial paper (including variable amount mas-ter demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not ex-ceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) fi-nancial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V. BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certifi-cates of deposit are certificates of deposit on which the interest rate is pe-riodically adjusted prior to their stated maturity based upon a specified mar-ket rate. As a result of these adjustments, the interest rate on these obliga-tions may increase or decrease periodically. Frequently, dealers selling vari-able rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the con-tinued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certifi-cates of deposit in the secondary market. Variable rate certificates of de-posit normally carry a higher interest rate than comparable fixed rate certif-icates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guar-antees to pay the draft at its face amount on the maturity date. Most accept-ances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected fa-vorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between vari-ous currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come re-ceived from the companies comprising the Fund's Portfolios. However, these for-eign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

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                          ICM SMALL COMPANY PORTFOLIO
                             ICM EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

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            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Small Company and ICM Equity Portfolios' Institutional Class Shares dated January 3, 1997 . To obtain the Prospectus, please call the UAM Funds Service
Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   7
Shareholder Services.......................................................   9
Investment Limitations.....................................................  10
Management of the Fund.....................................................  12
Investment Adviser.........................................................  15
Portfolio Transactions.....................................................  16
Administrative Services....................................................  16
Performance Calculations...................................................  17
General Information........................................................  22
Financial Statements.......................................................  23
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment policies of the ICM Small Company and ICM Equity Portfolios (the "Portfolios") as set forth in the Port-folios' Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable de-posits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank had total assets of a least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation have an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Ad-ministration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennes-see Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS
  The Portfolios may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regu-lated under the Commodity Exchange Act by the Commodity Futures Trading Com-mission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolios intend to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect secu-rities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Portfolios will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of their initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addi-tion, the Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of their total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if the Portfolios have in-sufficient cash, they may have to sell portfolio securities to meet daily mar-gin requirements at a time when it may be disadvantageous to do so. In addi-tion, the Portfolios may be required to make delivery of the instruments un-derlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolios' ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transac-tion costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in ex-cess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Ad-viser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presuma-bly have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the de-cline.

  Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying a futures con-tract have different maturities than the portfolio securities being hedged. It is also possible that the Portfolios could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfo-lios of margin deposits in the event of bankruptcy of a broker with whom the Portfolios have an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  Except for transactions the Portfolios have identified as hedging transac-tions, the Portfolios are required for Federal income tax purposes to recog-nize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actu-ally realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are in-tended to hedge against a change in the value of securities held by the Port-folios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for the Portfolios to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of their gross in-come for a taxable year must be derived from qualifying income: i.e., divi-dends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolios' annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolios' fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolios' fiscal year) on futures trans-actions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investments required for the ICM Small Company and ICM Equity Portfo-lios are $5,000,000 and $2,500, respectively, with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for Small Company and Equity Portfolios are $1,000 and $100, respectively. An order received in proper form prior 4:00 p.m. Eastern Time (ET), to the close of the New York Stock Exchange ("Ex-change"), will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiv-ing Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

REDEMPTIONS
  Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commis-sion, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such peri-od. Such commitment is irrevocable without the prior approval of the Commis-sion. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advis-able; however, payment will be made wholly in cash unless the Directors be-lieve that economic or market conditions exist which would make such a prac-tice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Pro-spectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered ad-dress; or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-nature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each ICM Portfolio may be exchanged for Insti-tutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institu-tional Class Shares of a Portfolio included in the UAM Funds which is com-prised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in a shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. ET will be processed as of the close of business on the same day. Requests received after 4:00 p.m. ET will be processed on the next business day. Neither the Fund nor CGFSC, the Fund's sub-transfer agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or fre-quency, and to other restrictions established by the Board of Directors to as-sure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as de-scribed under "Redemption of Shares". As in the case of redemptions, the writ-ten request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  Each Portfolio is subject to the following restrictions which are fundamen-tal policies (except as noted below) and may not be changed without the ap-proval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the out-standing voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Port-folio. The Portfolios will not:

  (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Port-folio's assets are required as deposit to secure obligations under futures contracts;

  (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

  (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

  (5)  purchase on margin or sell short except as specified in (1) above;*

  (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;
  (7) with respect as to 75% of its assets, purchase securities of any is-suer (except obligations of the United States Government and its instrumen-talities) if as the result more than 5% of the Portfolio's total as-sets, at the time of purchase, would be invested in the securities of such issuer;

   (8) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;*

   (9) borrow money, except from banks and as a temporary measure for ex-traordinary or emergency purposes and then, in no event, in excess of 10% of the ICM Small Company Portfolio's gross assets (33 1/3% for the ICM Equity Portfolio) valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

  (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;*

  (11) underwrite the securities of other issuers;

  (12) invest more than an aggregate of 10% of net assets determined at the time of investment, in securities subject to legal or contractual re-strictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (13) invest for the purpose of exercising control over management of any company;*

  (14) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) continuous opera-tions consisting of less than three years;*

  (15) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of the Portfo-lio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limi-tation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

  (16) write or acquire options or interests in oil, gas or other mineral exploration or development programs.*
----------
* This restriction is a non-fundamental policy of the ICM Equity Portfolio. Therefore, it may be changed by the Fund's Board of Directors upon a reason-able notice to investors.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years. As of December 31, 1996, the Di-rectors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

JOHN T. BENNETT, JR       Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
Age: 67                   President of Bennett Management Company
                          from 19878 to 1993
PHILIP D. ENGLISH         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec Cor-
Age: 47                   poration and Cyber Scientific, Inc.

WILLIAM A. HUMENUK        Director of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower  delphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54

NORTON H. REAMER*         Director, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Management
Age: 60                   Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square Invest-
Boston, MA 02111          ors Corporation since 1988; Director and
Age: 52                   Chief Executive Officers of H.T. Investors,
                          Inc., formerly a subsidiary of Dewey
                          Square.

WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
One International Place   President and Chief Financial Officer of
Boston, MA 02110          United Asset Management Corporation.
Age: 49

GARY L. FRENCH*           Treasurer of the Fund; President of UAM
211 Congress Street       Fund Services, Inc, and UAM Fund Distribu-
Boston, MA 02110          tors, Inc.; Vice President of Operations,
Age: 45                   Development and Control of Fidelity Invest-
                          ments in 1995; Treasurer of the Fidelity
                          Group of Mutual Funds from 1991 to 1995.

ROBERT R. FLAHERTY*  Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street  ident of UAM Fund Services, Inc.; former
Boston, MA 02110     Manager of Fund Administration and Compli-
Age: 32              ance of Chase Global Fund Services Company
                     from 1995 to 1996; of Deloitte & Touche LLP
                     from 1985 to 1995, formerly Senior Manager.
MICHAEL DEFAO*       Secretary of the Fund; Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.; Associate
Age: 28              Attorney of Ropes & Gray (a law firm) from
                     1993 to 1995.
KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age: 41              President, Secretary and General Counsel of
                     Leland, O'Brien, Rubinstein Associates,
                     Inc. from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

           (1)                  (2)               (3)               (4)                (5)
                                              PENSION OR                       TOTAL COMPENSATION
                             AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
 AME OF PERSON,N           COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
   POSITION               FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
---------------           --------------- ------------------- ---------------- -------------------
 John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
  Director
 J. Edward Day...........     $25,463               0                 0              $30,500
  Former Director
 Philip D. English.......     $25,463               0                 0              $30,500
  Director
 William A. Humenuk......     $25,463               0                 0              $30,500
  Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of the ICM Portfolios, as noted.

  ICM Equity Portfolio: Bryn Mawr School, c/o Investment Counselors of Mary-land, 803 Cathedral Street, Baltimore, MD, 30%; ICM/UAM Profit Sharing & 401(k) Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Bal-timore, MD, 27%; Reliable Contracting Co., Inc., Profit Sharing Plan, c/o In-vestment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 15%; and AAMC Employee Thrift Plan 401A, Franklin & Cathedral Streets, Annapolis, MD, 5.4%.

  ICM Small Company Portfolio: Major League Baseball Players Benefit Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 11.5%; North Carolina Trust Company, P.O. Box 1108, Greensboro, NC, 8.5%*; Northern Trust Company, Trustee, FBO Washington Suburban Sanitary Commission, 801 South Canal, Attn: Mutual Fund Department, A/C WSSC 22-03376, Chicago, IL, 5%*.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980 for the purpose of acquiring and owning firms engaged primarily in insti-tutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affili-ated Firms to retain control over their investment advisory decisions is nec-essary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to oper-ate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser employs an investment strategy and approach which can best be characterized as bottom up and value oriented. In selecting stocks for pur-chase, the Adviser looks for companies which have strong financial and operat-ing characteristics and whose shares are selling at valuations below that of the market in general, and below the average of the companies' own historic valuation ranges. The primary indicator of value to the Adviser is a low price to earnings ratio both on trailing twelve month earnings and one year forward earnings estimates. Other indicators of value include low price to book value, low price to cash flow, and low price to revenue per share. In addition to an-alyzing company financial statements and talking to management, the Adviser's research includes analysis of suppliers and competitors as well as consulting with outside research sources.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Georgia Gulf Corp. State of Maryland, Johns Hopkins Hospital, State of Kentucky, NYNEX, TRW Corp., and Wisconsin Power & Light.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average net assets for the month:

                                                                           RATE
                                                                          ------
   ICM Small Company Portfolio........................................... 0.700%
   ICM Equity Portfolio.................................................. 0.625%

  For the fiscal years ended October 31, 1994, 1995 and 1996 the ICM Small Company Portfolio paid advisory fees of approximately $701,000, $1,242,000 and $2,068,648, respectively, to the Adviser. Advisory fees of approximately $16,000, $35,000 and $44,350 were incurred by the ICM Equity Portfolio and waived by the Adviser for the fiscal years ended October 31, 1994, 1995 and 1996, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for each Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the bro-ker effecting the transaction. It is not the Fund's practice to allocate bro-kerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. Dur-ing the fiscal years ended, October 31, 1994, 1995, and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by a Portfolio may also be appro-priate for other clients served by the Adviser. If purchases or sales of secu-rities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfo-lio and clients in a manner deemed fair and reasonable by the Adviser. Al-though there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a

Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI, Inc. and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predeces-sor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, 1995 and 1996, administra-tive services fees paid by the ICM Small Company and ICM Equity Portfolios to-taled approximately $125,000, $207,000 and $384,267 and $28,000, $60,000 and
$76,615, respectively. Of the fees paid during the year ended October 31, 1996. ICM small Company Portfolio paid $316,060 to CGFSC and $68,707 to UAMFSI, and ICM Equity Portfolio paid $74,696 to CGFSC and $1,919 to UAMFSI. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Fund may from time to time quote various performance figures to illus-trate the Fund's past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN
  The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calcula-tion assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  The average annual total return for the ICM Small Company Portfolio from in-ception and for the one and five year periods ended on the date of the Finan-cial Statements included herein and the average annual total return for the ICM Equity Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                 SINCE INCEPTION
                          ONE YEAR   FIVE YEARS   THROUGH YEAR
                            ENDED       ENDED         ENDED
                         OCTOBER 31, OCTOBER 31,   OCTOBER 31,
                             1996        1996          1996      INCEPTION DATE
                         ----------- ----------- --------------- --------------
ICM Equity Portfolio....    26.23%        --          16.69%        10/1/93
ICM Small Company
  Portfolio.............    15.62%      19.00%        16.25%        4/19/89

  These figures are calculated according to the following formula:

  P (1 + T)/n/ = ERV

where:

     P
     = a hypothetical initial payment of $1,000
     T
     = average annual total return
     n
     = number of years
   ERV
     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment.

  Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base peri-od.

  A yield figure is obtained using the following formula:

  Yield = 2 [(a - b + 1)/6/ - 1]
                 cd
where:

     a
     = dividends and interest earned during the period b
     = expenses accrued for the period (net of reimbursements) c
     = the average daily number of shares outstanding during the period that were entitled to receive income distributions d
     = the maximum offering price per share on the last day of the peri-od.

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the per-formance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) The Lehman Brothers Intermediate Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corpo-rate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for oth-ers. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international gov-ernments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (m) The Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It in-cludes fixed rate issues of investment grade (BBB) or higher, with ma-turities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

  (n) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (o) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (p) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and

      65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publi-cations that rate fund performance over specified time periods.

  (u) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (w) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

  (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calcu-lations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of com-mon stock and to classify or reclassify any unissued shares with respect to such Portfolios.

  The shares of each Portfolio of the Fund, when issued and paid for as pro-vided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other fea-tures. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains (see discussion under "Dividends, Capital Gains Distri-butions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of that Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

  As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are auto-matically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains dis-tributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capi-tal gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the ICM Small Company Portfolio and the ICM Eq-uity Portfolio for the fiscal period ended October 31, 1996 and the Financial Highlights for the respective periods presented which appear in the Portfo-lios' 1996 Annual Reports to Shareholders and the reports thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are attached to this SAI.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (89.5%)
--------------------------------------------------------------------------------
AUTOMOTIVE (4.4%)
 Donnelly Corp. ........................................... 115,000 $  2,285,625
 *Dorsey Trailers, Inc. ................................... 200,000      725,000
 Excel Industries, Inc. ................................... 100,000    1,512,500
 Smith (A.O.) Corp. ....................................... 125,000    3,281,250
 *Starcraft Corp. .........................................  90,000      303,750
 *Strattec Security Corp. ................................. 150,000    2,325,000
 Wynn's International, Inc. ............................... 126,450    3,588,019
                                                                    ------------
                                                                      14,021,144
--------------------------------------------------------------------------------
BANKS (3.0%)
 First Financial Corp. .................................... 140,000    3,797,500
 TCF Financial Corp. ......................................  80,000    3,100,000
 Vermont Financial Services Corp. .........................  85,000    2,911,250
                                                                    ------------
                                                                       9,808,750
--------------------------------------------------------------------------------
CONSTRUCTION (10.7%)
 Centex Construction Products, Inc. ....................... 300,000    4,687,500
 Centex Corp. .............................................  50,000    1,506,250
 *Central Sprinkler Corp. .................................  87,000    1,500,750
 Continental Homes Holding Corp. .......................... 125,000    2,031,250
 Granite Construction, Inc. ............................... 232,500    4,475,625
 *Griffon Corp. ........................................... 425,000    4,037,500
 Juno Lighting, Inc. ...................................... 135,000    2,092,500
 Martin Marietta Materials, Inc. .......................... 150,000    3,562,500
 MDC Holdings, Inc. ....................................... 500,000    3,687,500
 Southdown, Inc. .......................................... 250,000    6,843,750
                                                                    ------------
                                                                      34,425,125
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (8.7%)
 Applied Power, Inc., Class A.............................. 100,000    3,600,000
 *Astec Industries, Inc. .................................. 130,000    1,121,250
 *Avondale Industries, Inc. ............................... 200,000    3,275,000
 *BE Aerospace, Inc. ......................................  75,000    1,612,500
 *CMI Corp., Class A....................................... 300,000    1,275,000
 Core Industries, Inc. .................................... 200,000    2,650,000
 Gradall Industries, Inc. ................................. 165,000    1,794,375

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT--(CONTINUED)
 Kennametal, Inc. ......................................... 100,000 $  3,400,000
 Pfeiffer Vacuum Technology ADR............................ 100,000    1,600,000
 Scotsman Industries, Inc. ................................ 150,000    3,600,000
 Varlen Corp. .............................................  96,800    2,105,400
 Woodhead Industries, Inc. ................................ 134,500    1,765,312
                                                                    ------------
                                                                      27,798,837
--------------------------------------------------------------------------------
CHEMICALS (3.3%)
 Aceto Corp. ..............................................  88,000    1,133,000
 *Applied Extrusion Technologies, Inc. .................... 200,000    1,700,000
 Cambrex Corp. ............................................  61,200    1,912,500
 Dexter Corp. ............................................. 125,000    3,875,000
 Furon Co. ................................................ 100,000    2,100,000
                                                                    ------------
                                                                      10,720,500
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.8%)
 Aaron Rents, Inc., Class B................................ 300,000    3,975,000
 Coachmen Industries, Inc. ................................ 100,000    2,800,000
 General Housewares Corp. ................................. 100,000      950,000
 *Material Science Corp. .................................. 140,000    2,135,000
 *Rex Stores Corp. ........................................ 225,000    2,137,500
 Toro Co. ................................................. 100,000    3,137,500
 *Winsloew Furniture, Inc. ................................  60,000      465,000
                                                                    ------------
                                                                      15,600,000
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.9%)
 *Cone Mills Corp. ........................................ 200,000    1,575,000
 *CSS Industries, Inc. .................................... 115,600    2,716,600
 EKCO Group, Inc. .........................................  45,000      151,875
 *Fieldcrest Cannon, Inc. .................................  70,000      997,500
 *Galey & Lord, Inc. ...................................... 200,000    2,775,000
 Guilford Mills, Inc. ..................................... 130,000    3,087,500
 *Sylvan, Inc. ............................................  95,000    1,223,125
                                                                    ------------
                                                                      12,526,600
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY (4.2%)
 *Nabors Industries, Inc. ................................. 250,000 $  4,156,250
 *Oceaneering International, Inc. ......................... 150,000    2,700,000
 *Offshore Logistics, Inc. ................................ 120,000    1,995,000
 Penn Virginia Corp. ......................................  50,000    2,012,500
 Zeigler Coal Holding Co. ................................. 135,000    2,446,875
                                                                    ------------
                                                                      13,310,625
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.5%)
 *Carmike Cinemas, Inc. Class A............................  70,000    1,662,500
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.9%)
 Alex Brown, Inc. .........................................  50,000    2,837,500
--------------------------------------------------------------------------------
HEALTH CARE (1.7%)
 *Bio Rad Labs Class A.....................................  70,000    1,697,500
 *Living Centers of America, Inc. .........................  75,000    1,753,125
 *Spacelabs Medical, Inc. ................................. 100,000    2,000,000
                                                                    ------------
                                                                       5,450,625
--------------------------------------------------------------------------------
INSURANCE (8.7%)
 *ACMAT Corp. ............................................. 100,000    1,325,000
 Allied Group, Inc. ....................................... 100,000    4,150,000
 Capital Re Corp. .........................................  68,200    2,642,750
 CMAC Investment Corp. ....................................  50,000    3,456,250
 Financial Security Assurance Holding......................  53,728    1,504,384
 GCR Holdings, Ltd. ....................................... 100,000    2,312,500
 Lawyers Title Corp. ......................................  70,000    1,233,750
 Life RE Corp. ............................................ 125,000    4,578,125
 *MAIC Holdings, Inc. .....................................  33,390    1,085,175
 PXRE Corp. ............................................... 160,000    3,840,000
 Trenwick Group, Inc. .....................................  40,000    1,965,000
                                                                    ------------
                                                                      28,092,934
--------------------------------------------------------------------------------
MANUFACTURING (2.6%)
 Clarcor, Inc. ............................................  55,000    1,196,250
 Donaldson Co., Inc. ......................................  40,500    1,184,625
 *Essef Corp. .............................................  70,000    1,225,000
 Hunt Manufacturing Co. ................................... 225,000    3,796,875
 Synalloy Corp. ...........................................  52,000      819,000
                                                                    ------------
                                                                       8,221,750
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
METALS (1.9%)
 Carpenter Technology Corp. ...............................  80,000 $  2,610,000
 J & L Specialty Steel, Inc. .............................. 225,000    2,643,750
 *Steel of West Virginia, Inc. ............................ 125,000      781,250
                                                                    ------------
                                                                       6,035,000
--------------------------------------------------------------------------------
PAPER & PACKAGING (2.9%)
 American Business Products, Inc. ......................... 175,000    3,893,750
 Rayonier, Inc. ...........................................  80,000    3,170,000
 *Specialty Paperboard, Inc. .............................. 135,000    2,210,625
                                                                    ------------
                                                                       9,274,375
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.6%)
 Cali Realty Corp. ........................................ 100,000    2,687,500
 Evans Withycombe Residential, Inc. .......................  90,000    1,901,250
 Healthcare Realty Trust, Inc. ............................  50,000    1,231,250
 Irvine Apartment Communities..............................  50,000    1,150,000
 Liberty Property Trust....................................  75,000    1,621,875
 Omega Healthcare Investors, Inc. .........................  24,500      744,188
 Prime Retail, Inc. ....................................... 125,000    1,453,125
 Shurgard Storage Centers, Inc. ...........................  70,000    1,837,500
 Town & Country Trust......................................  45,000      652,500
 United Dominion Realty Trust, Inc. ....................... 100,000    1,412,500
                                                                    ------------
                                                                      14,691,688
--------------------------------------------------------------------------------
RETAIL (3.9%)
 Big B, Inc. ..............................................  75,000    1,275,000
 *Carson Pirie Scott & Co. ................................ 175,000    4,353,125
 *Lechters, Inc. .......................................... 225,000    1,040,625
 Ruddick Corp. ............................................ 175,000    2,275,000
 Shopko Stores, Inc. ...................................... 150,000    2,418,750
 Strawbridge & Clothier....................................  69,000    1,155,750
                                                                    ------------
                                                                      12,518,250
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SERVICES (5.8%)
 *Anixter International, Inc. ............................. 175,000 $  2,603,125
 Bowne & Co., Inc. ........................................ 120,000    2,805,000
 *Devon Group, Inc. ....................................... 125,000    3,031,250
 PHH Corp. ................................................ 170,000    5,057,500
 *Rexel, Inc. ............................................. 300,000    4,350,000
 *Unitel Video, Inc. ...................................... 120,000      795,000
                                                                    ------------
                                                                      18,641,875
--------------------------------------------------------------------------------
TECHNOLOGY (10.3%)
 AMETEK, Inc. ............................................. 200,000    3,975,000
 *BancTec, Inc. ........................................... 132,800    2,705,800
 Charter Power System, Inc. ............................... 100,000    2,400,000
 *Cidco, Inc. ............................................. 100,000    1,875,000
 *ILC Technology, Inc. .................................... 140,000    1,522,500
 *Marshall Industries...................................... 100,000    3,012,500
 Methode Electronics, Inc., Class A........................ 200,000    3,850,000
 National Computer Systems, Inc. .......................... 150,000    3,187,500
 *Norstan, Inc. ........................................... 110,000    1,897,500
 *Photronics, Inc. ........................................ 140,000    3,745,000
 Pioneer Standard Electronics.............................. 125,000    1,312,500
 Quixote Corp. ............................................ 200,000    1,525,000
 *Silicon Valley Group, Inc. .............................. 125,000    2,078,125
                                                                    ------------
                                                                      33,086,425
--------------------------------------------------------------------------------
TRANSPORTATION (1.1%)
 Rollins Truck Leasing Corp. .............................. 206,200    2,345,525
 USFreightways Corp. ......................................  60,000    1,312,500
                                                                    ------------
                                                                       3,658,025
--------------------------------------------------------------------------------
UTILITIES (1.6%)
 Comsat Corp. ............................................. 213,700    5,021,950
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $235,174,649)......................................          287,404,478
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                         FACE
                                                        AMOUNT       VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (10.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $13,743,130,
   collateralized by $13,282,194 of various
   U.S. Treasury Notes, 5.875%-7.75%, due from
   3/31/99-11/30/99, valued at $13,741,032........... $13,741,000 $ 13,741,000
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.2%)
 Federal National Mortgage Association Discount Note:
  5.32%, 11/08/96....................................  10,000,000    9,989,656
  5.15%, 11/22/96....................................  10,000,000    9,969,958
                                                                  ------------
                                                                    19,959,614
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $33,700,614).................................               33,700,614
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%)
  (COST $268,875,263)(A).............................              321,105,092
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)..................                 (122,801)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $320,982,291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +See Note A to Financial Statements.
 *Non-Income Producing Security.
(a) The cost for federal income tax purposes was $268,875,263. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $52,229,829. This consisted of aggregate gross unrealized appreciation for all securities of $67,257,621 and aggregate gross unrealized depreciation for all securities of $15,027,792.

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

ASSETS
 Investments, at Cost............................................. $268,875,263
                                                                   ============
 Investments, at Value............................................ $321,105,092
 Cash.............................................................          147
 Receivable for Portfolio Shares Sold.............................      548,887
 Dividends Receivable.............................................      155,092
 Interest Receivable..............................................        2,130
 Other Assets.....................................................       10,524
-------------------------------------------------------------------------------
  Total Assets....................................................  321,821,872
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................      322,772
 Payable for Portfolio Shares Redeemed............................      232,282
 Payable for Investment Advisory Fees.............................      190,259
 Payable for Administrative Fees..................................       37,939
 Payable for Custodian Fees.......................................       12,816
 Payable for Directors' Fees......................................        1,352
 Other Liabilities................................................       42,161
-------------------------------------------------------------------------------
  Total Liabilities...............................................      839,581
-------------------------------------------------------------------------------
NET ASSETS........................................................ $320,982,291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $250,527,014
 Undistributed Net Investment Income..............................      391,542
 Accumulated Net Realized Gain....................................   17,833,906
 Unrealized Appreciation..........................................   52,229,829
-------------------------------------------------------------------------------
NET ASSETS........................................................ $320,982,291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
   50,000,000)....................................................   15,496,375
 Net Asset Value, Offering and Redemption Price Per Share......... $      20.71
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                        1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.........................................................  $ 4,081,210
 Interest..........................................................    2,073,768
---------------------------------------------------------------------------------
  Total Income.....................................................    6,154,978
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B..................................    2,068,648
 Administrative Fees--Note C.......................................      384,267
 Registration and Filing Fees......................................       31,326
 Custodian Fees--Note D............................................       28,135
 Legal Fees........................................................       20,658
 Printing Fees.....................................................       18,254
 Audit Fees........................................................       14,662
 Directors' Fees--Note G...........................................        8,011
 Other Expenses....................................................       35,403
---------------------------------------------------------------------------------
  Total Expenses...................................................    2,609,364
 Expense Offset--Note A............................................      (10,080)
---------------------------------------------------------------------------------
  Net Expenses.....................................................    2,599,284
---------------------------------------------------------------------------------
NET INVESTMENT INCOME..............................................    3,555,694
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...................................   17,847,683
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS..   20,915,250
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS............................................   38,762,933
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $42,318,627
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  3,555,694  $  1,817,054
 Net Realized Gain...................................    17,847,683    12,751,608
 Net Change in Unrealized Appreciation/Depreciation..    20,915,250    13,795,508
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.......................................    42,318,627    28,364,170
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (3,589,374)   (1,470,593)
 Net Realized Gain...................................   (12,736,570)   (5,148,697)
----------------------------------------------------------------------------------
  Total Distributions................................   (16,325,944)   (6,619,290)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................    89,883,861   128,619,244
   --In Lieu of Cash Distributions...................    14,462,723     6,136,708
 Redeemed............................................   (60,154,751)  (21,463,855)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......    44,191,833   113,292,097
----------------------------------------------------------------------------------
 Total Increase......................................    70,184,516   135,036,977
Net Assets:
 Beginning of Period.................................   250,797,775   115,760,798
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $391,542 and $437,992,
   respectively).....................................  $320,982,291  $250,797,775
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................     4,584,935     7,177,784
 In Lieu of Cash Distributions.......................       779,674       376,824
 Shares Redeemed.....................................    (3,038,186)   (1,175,792)
----------------------------------------------------------------------------------
                                                          2,326,423     6,378,816
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                                ----------------------------------------------
                                  1996      1995      1994     1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $  19.04  $  17.05  $  18.75  $ 14.96  $ 12.50
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income........      0.24      0.16      0.09     0.08     0.11
 Net Realized and Unrealized
   Gain.......................      2.59      2.70      0.64     4.94     2.81
-------------------------------------------------------------------------------
  Total From Investment
    Operations................      2.83      2.86      0.73     5.02     2.92
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........     (0.24)    (0.14)    (0.09)   (0.07)   (0.10)
 Net Realized Gain............     (0.92)    (0.73)    (2.34)   (1.16)   (0.36)
-------------------------------------------------------------------------------
  Total Distributions.........     (1.16)    (0.87)    (2.43)   (1.23)   (0.46)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD......................  $  20.71  $  19.04  $  17.05  $ 18.75  $ 14.96
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN..................     15.62%    17.73%     4.59%   35.20%   23.96%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).................  $320,982  $250,798  $115,761  $81,870  $58,483
Ratio of Expenses to Average
  Net Assets..................      0.88%     0.87%     0.93%    0.95%    0.95%
Ratio of Net Investment Income
  to Average Net Assets.......      1.20%     1.02%     0.58%    0.46%    0.77%
Portfolio Turnover Rate.......        23%       20%       21%      47%      34%
Average Commission Rate #.....  $ 0.0595       N/A       N/A      N/A      N/A
-------------------------------------------------------------------------------
Ratio of Expenses to Average
  Net Assets Including Expense
  Offsets.....................      0.88%     0.86%      N/A      N/A      N/A
-------------------------------------------------------------------------------

# For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for port-folio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                          ICM SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a di-versified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the ICM Small Company Portfolio is to provide maximum, long-term total return consis-tent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets and market capital-ization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made. Price information on listed securities is taken from the ex-change where the security is primarily traded. Unlisted securities are valued not exceeding the asked prices nor less than the bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement,

                          ICM SMALL COMPANY PORTFOLIO
  realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $12,770 and $22,422 to decrease undistributed net investment income and accumulated net realized gains, respectively, with an increase to paid in capital of $35,192.

  Current year permanent book-tax differences are not included in ending un-distributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net as-sets. Custodian fees for the Portfolio have been increased to include ex-pense offsets for custodian balance credits.

                          ICM SMALL COMPANY PORTFOLIO

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $239,761 from the Portfolio as Administrator of which $171,554 was paid to CGFSC for their services.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and

                          ICM SMALL COMPANY PORTFOLIO
were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $144,506 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $9,091, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $101,921,722 and sales of $60,131,883 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, 11.1% of total shares outstanding were held by one record shareholder owning more than 10% of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Fund, Inc. and Shareholders of
ICM Small Company Portfolio

  In our opinion, the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  The ICM Small Company Portfolio hereby designates $10,100,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 46.9%.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
 Lockheed Martin Corp.........................................  1,540 $  138,022
--------------------------------------------------------------------------------
AUTOMOTIVE (4.6%)
 Ford Motor Corp..............................................  5,070    158,437
 General Motors Corp..........................................  3,800    204,725
                                                                      ----------
                                                                         363,162
--------------------------------------------------------------------------------
BASIC RESOURCES (4.9%)
 Phelps Dodge Corp............................................  3,170    199,314
 USX-US Steel Group, Inc......................................  6,800    185,300
                                                                      ----------
                                                                         384,614
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.9%)
 Philip Morris Cos., Inc......................................  1,630    150,979
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.6%)
 Parker-Hannifin Corp.........................................  5,440    206,040
--------------------------------------------------------------------------------
CHEMICALS (2.7%)
 Dow Chemical Co..............................................  2,720    211,480
--------------------------------------------------------------------------------
CONSUMER CYCLICAL (2.4%)
 IBP, Inc.....................................................  7,600    190,000
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.1%)
 Guilford Mills, Inc.......................................... 10,420    247,475
--------------------------------------------------------------------------------
ENERGY (8.8%)
 Atlantic Richfield Co........................................  1,810    239,825
 Equitable Resources, Inc.....................................  6,700    192,625
 Union Pacific Resources Group, Inc...........................  1,838     50,540
 YPF S.A. ADR.................................................  9,060    206,115
                                                                      ----------
                                                                         689,105
--------------------------------------------------------------------------------
FINANCIAL SERVICES (19.6%)
 BankAmerica Corp.............................................  2,360    215,940
 Chase Manhattan Corp.........................................  2,720    233,240
 Comerica, Inc................................................  4,080    216,750
 Dean Witter Discover and Co..................................  4,000    235,500
 First Union Corp.............................................  2,540    184,785
 NationsBank Corp.............................................  2,450    230,913
 Republic New York Corp.......................................  2,990    227,987
                                                                      ----------
                                                                       1,545,115
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-5

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE (2.8%)
 Integrated Health Services...................................  9,060 $  223,103
--------------------------------------------------------------------------------
INSURANCE (6.3%)
 Providian Corp...............................................  4,980    234,060
 Torchmark Corp...............................................  5,400    261,225
                                                                      ----------
                                                                         495,285
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (7.1%)
 Omega Healthcare Investors, Inc..............................  4,800    145,800
 Pacific Gulf Properties, Inc................................. 11,330    211,021
 United Dominion Realty Trust................................. 14,140    199,728
                                                                      ----------
                                                                         556,549
--------------------------------------------------------------------------------
TECHNOLOGY (14.6%)
 Hewlett-Packard Co...........................................  2,180     96,193
 International Business Machines Corp.........................  2,780    358,620
 Nokia Corp. ADR..............................................  6,400    296,800
 Philips Electronics N.V......................................  5,260    185,415
 *Seagate Technology..........................................  3,160    210,930
                                                                      ----------
                                                                       1,147,958
--------------------------------------------------------------------------------
TRANSPORTATION (2.8%)
 Norfolk Southern Corp........................................  1,090     97,146
 Union Pacific Corp...........................................  2,170    121,791
                                                                      ----------
                                                                         218,937
--------------------------------------------------------------------------------
UTILITIES (13.6%)
 AT&T Corp....................................................  3,270    114,041
 Consolidated Edison of New York..............................  6,300    184,275
 Edison International......................................... 10,600    209,350
 General Public Utilities Corp................................  5,200    170,950
 MCI Communications Corp......................................  7,920    198,000
 Telefonos de Mexico S.A. ADR, Class L........................  6,250    190,625
                                                                      ----------
                                                                       1,067,241
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $6,370,834).........................         7,835,065
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-6

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.4%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $35,005, collateralized by
   $33,831 of various U.S. Treasury Notes, 5.875%-7.75%,
   due from 3/31/99-11/30/99, valued at $35,000
   (COST $35,000).......................................... $35,000 $   35,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $6,405,834)(A).....................................          7,870,065
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)........................             (2,060)
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................         $7,868,005
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +   See Note A to Financial Statements.
  *   Non-Income Producing Security.
ADR   American Depositary Receipt.
 (a) The cost for federal income tax purposes was $6,405,834. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,464,231. This consisted of aggregate gross unrealized appreciation for all securities of $1,553,686 and aggregate gross unrealized depreciation for all securities of $89,455.

   The accompanying notes are an integral part of the financial statements.

                                    FINA-7

ICM EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................... $6,405,834
                                                                     ==========
 Investments, at Value.............................................. $7,870,065
 Cash...............................................................     16,929
 Dividends Receivable...............................................     10,375
 Receivable due from Investment Adviser.............................      7,526
 Other Assets.......................................................        217
-------------------------------------------------------------------------------
  Total Assets......................................................  7,905,112
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees....................................      6,341
 Payable for Custodian Fees.........................................      2,497
 Payable for Directors' Fees........................................        620
 Other Liabilities..................................................     27,649
-------------------------------------------------------------------------------
  Total Liabilities.................................................     37,107
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $7,868,005
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................... $5,599,051
 Undistributed Net Investment Income................................     23,704
 Accumulated Net Realized Gain......................................    781,019
 Unrealized Appreciation............................................  1,464,231
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $7,868,005
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
   25,000,000)......................................................    542,893
 Net Asset Value, Offering and Redemption Price Per Share........... $    14.49
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-8

ICM EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                        1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................................           $  212,580
 Interest.................................................               14,432
--------------------------------------------------------------------------------
  Total Income............................................              227,012
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.............................................. $ 44,350
  Less: Fees Waived.......................................  (44,350)        --
                                                           --------
 Administrative Fees--Note C..............................               76,615
 Registration and Filing Fees.............................               31,625
 Printing Fees............................................               16,001
 Audit Fees...............................................               12,853
 Custodian Fees--Note D...................................                6,394
 Directors' Fees--Note G..................................                2,563
 Other Expenses...........................................                3,099
 Expenses Assumed by the Adviser--Note B..................              (85,031)
--------------------------------------------------------------------------------
  Total Expenses..........................................               64,119
 Expense Offset--Note A...................................                 (289)
--------------------------------------------------------------------------------
  Net Expenses............................................               63,830
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................              163,182
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..........................              870,649
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
  INVESTMENTS.............................................              621,990
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................            1,492,639
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......           $1,655,821
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     FINA-9

ICM EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   163,182  $  137,128
 Net Realized Gain......................................      870,649     247,299
 Net Change in Unrealized Appreciation/Depreciation.....      621,990     747,004
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..    1,655,821   1,131,431
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (150,729)   (129,521)
 Net Realized Gain......................................     (244,703)     (7,612)
----------------------------------------------------------------------------------
  Total Distributions...................................     (395,432)   (137,133)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular........................................    1,827,059   2,502,255
   --In Lieu of Cash Distributions......................      392,817     130,999
 Redeemed...............................................   (2,477,023)   (422,084)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
    Transactions........................................     (257,147)  2,211,170
----------------------------------------------------------------------------------
 Total Increase.........................................    1,003,242   3,205,468
Net Assets:
 Beginning of Period....................................    6,864,763   3,659,295
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $23,704 and $18,005, respectively).........  $ 7,868,005  $6,864,763
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued..........................................      139,421     239,816
 In Lieu of Cash Distributions..........................       31,573      11,694
 Shares Redeemed........................................     (193,752)    (37,388)
----------------------------------------------------------------------------------
                                                              (22,758)    214,122
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                    FINA-10

ICM EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    OCTOBER 1,
                                        YEARS ENDED OCTOBER 31,      1993** TO
                                        --------------------------  OCTOBER 31,
                                          1996     1995     1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $  12.14  $ 10.41  $  9.94    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................      0.30     0.26     0.20      0.01
 Net Realized and Unrealized Gain
   (Loss).............................      2.76     1.75     0.45     (0.07)
-------------------------------------------------------------------------------
  Total From Investment Operations....      3.06     2.01     0.65     (0.06)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................     (0.28)   (0.26)   (0.18)      --
 Net Realized Gain....................     (0.43)   (0.02)     --        --
-------------------------------------------------------------------------------
  Total Distributions.................     (0.71)   (0.28)   (0.18)      --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  $  14.49  $ 12.14  $ 10.41    $ 9.94
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.........................     26.23%   19.62%    6.63%    (0.60)%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).........................  $  7,868  $ 6,865  $ 3,659    $1,977
Ratio of Expenses to Average Net
  Assets..............................      0.90%    0.92%    0.90%     0.90%*
Ratio of Net Investment Income to
  Average Net Assets..................      2.30%    2.44%    2.15%     1.06%*
Portfolio Turnover Rate...............        57%      37%      17%       11%
Average Commission Rate#..............  $ 0.0661      N/A      N/A       N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per Share....  $   0.24  $  0.16  $  0.21    $ 0.04
Ratio of Expenses to Average Net
  Assets Including Expense Offsets....      0.90%    0.90%     N/A       N/A
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 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                    FINA-11

                             ICM EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the re-maining portfolios are presented separately. The objective of the ICM Equity Portfolio is to provide maximum long-term total return, consistent with rea-sonable risk to principal, by investing primarily in common stocks of rela-tively large companies measured in terms of revenues, assets and market capi-talization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made. Price information on listed securities is taken from the ex-change where the security is primarily traded. Unlisted securities are valued not exceeding the asked prices nor less than the bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

                                    FINA-12

                             ICM EQUITY PORTFOLIO

  In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments of in-kind transactions and in the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $6,754 to decrease undistributed net investment income and $91,522 to decrease accumulated net realized gain, with an increase to paid in capital of $98,276.

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net as-sets. Custodian fees for the Portfolio have been increased to include ex-pense offsets for custodian balance credits.

                                    FINA-13

                             ICM EQUITY PORTFOLIO

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $42,238 from the Portfolio as Administrator of which $40,319 was paid to CGFSC for their services.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net

                                    FINA-14

                             ICM EQUITY PORTFOLIO
assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,377 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $1,791, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $4,098,650 and sales of $3,919,411 of investment securities other than long-term U.S. Government and short-term securities. The Portfo-lio's sales figure includes $682,598 of in-kind transactions which resulted in realized gains of $90,826. There were no purchases or sales of long-term U.S. Government securities.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of

                                    FINA-15

                              ICM EQUITY PORTFOLIO
credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, 61.5% of total shares outstanding were held by two record shareholders owning more than 10% of the aggregate total shares out-standing, one of the record shareholders was a related party of the Fund owning 40% of the total shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Equity Portfolio

  In our opinion, the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, and the re-sults of its operations, the changes in its net assets and the financial high-lights for the periods indicated, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


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FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  At October 31, 1996, the Portfolio hereby designates $57,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 39.6%.

                                    FINA-17

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS
  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all stan-dards; A --possess many favorable investment attributes and are to be consid-ered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA -- highest grade obligations; possess the ultimate de-gree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institu-tions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institu-tions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's prod-ucts in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public inter-est questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the pos-sibility of expropriation or confiscatory taxation, political or social insta-bility, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

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                        MCKEE U.S. GOVERNMENT PORTFOLIO
                        MCKEE DOMESTIC EQUITY PORTFOLIO
                     MCKEE INTERNATIONAL EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

          STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios' Institutional Class Shares dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   7
Shareholder Services.......................................................   8
Investment Limitations.....................................................   9
Management of the Fund.....................................................  10
Investment Adviser.........................................................  13
Portfolio Transactions.....................................................  15
Administrative Services....................................................  15
Performance Calculations...................................................  16
General Information........................................................  21
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the McKee U.S. Government, McKee Domestic Equity and McKee International Eq-uity Portfolios (the "McKee Portfolios") as set forth in the McKee Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

  (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.


INVESTMENTS IN FOREIGN SECURITIES
  Investors in the McKee International Equity Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the secu-rities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the McKee International Equity Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed com-missions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Portfolio's investments. How-ever, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the McKee International Equity Port-folio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency ex-change market, or through entering into forward foreign currency exchange con-tracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the con-tract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A for-ward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

  The McKee International Equity Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the pur-chase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or inter-est payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a for-ward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Port-folio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the Portfolio anticipates that the currency of a particu-lar foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward con-tract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or contin-uous basis. The Portfolio will not enter into such forward contracts or main-tain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in ex-cess of the value of the Portfolio securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward con-tracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total as-sets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or secu-rities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with re-spect to such contracts.

  The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same cur-rency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward con-tract for the sale of a foreign currency and the date it enters into an off-setting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should for-ward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the cur-rency it has agreed to sell.

  The Portfolio's dealings in forward contracts will be limited to the trans-actions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated secu-rities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FEDERAL TAX TREATMENT OF FORWARD CONTRACTS
  In order for the McKee International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying in-come, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign cur-rencies, or other related income, including gains from forward contracts, de-rived with respect to its business investing in stock, securities or curren-cies. Any net gain realized from the closing out of forward contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposi-tion of stock, securities or forward contracts (including certain foreign cur-rencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the McKee International Equity Portfolio may be required to defer the closing out of contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on regulated futures trans-actions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

  Shares of each McKee Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required for the McKee International Equity Portfo-lio is $2,500. The minimum initial investment required for both the McKee U.S. Government Portfolio and the McKee Domestic Equity Portfolio is $100,000. Cer-tain exceptions may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500, initial spousal IRA investment, $250; minimum additional investment for the Interna-tional Equity Portfolio is $100 and for the U.S. Government Portfolio and the McKee Domestic Equity Portfolio is $1,000. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order re-ceived not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: President's Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiv-ing Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemp-tions in excess of the above limits may be paid, in whole or in part, in in-vestment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. Signature guarantees are required for (1) redemptions where the pro-ceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemp-tion.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-natures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the McKee Portfolios' Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each McKee Portfolio may be exchanged for In-stitutional Class Shares of the other McKee Portfolios. In addition, Institu-tional

Class Shares of each McKee Portfolio may be exchanged for any other Institu-tional Class Shares of a Portfolio included in the UAM Funds which is com-prised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. ET will be processed as of the close of business on the same day. Requests received after 4:00 p.m. ET will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authen-ticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restric-tions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            INVESTMENT LIMITATIONS
  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of the Portfolios' acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolios' invest-ment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. The Portfolios will not:

   (1) invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereun-der;

   (4) underwrite the securities of other issuers;

   (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

   (6) purchase on margin or sell short;

   (7) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (9) invest for the purpose of exercising control over management of any company; and

  (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

 JOHN T. BENNETT, JR.     Director of the Fund; President of Squam
 College Road-RFD 3       Investment Management Company, Inc. and
 Meredith, NH 03253       Great Island Investment Company, Inc.;
 Age: 67                  President of Bennett Management Company
                          from 1988 to 1993.

 PHILIP D. ENGLISH        Director of the Fund; President and Chief
 16 West Madison Street   Executive Officer of Broventure Company,
 Baltimore, MD 21201      Inc.; Chairman of the Board of Chektec Cor-
 Age:47                   poration and Cyber Scientific, Inc.

 WILLIAM A. HUMENUK       Director of the Fund; Partner in the Phila-
 4000 Bell Atlantic Tower delphia office of the law firm Dechert
 1717 Arch Street         Price & Rhoads; Director, Hofler Corp.
 Philadelphia, PA 19103
 Age:54

 NORTON H. REAMER*        Director, President and Chairman of the
 One International Place  Fund; President, Chief Executive Officer
 Boston, MA 02110         and a Director of United Asset Management
 Age: 60                  Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*   Director of the Fund; President and Chief
 One Financial Center     Investment Officer of Dewey Square Invest-
 Boston, MA 02111         ors Corporation since 1988; Director and
 Age: 52                  Chief Executive Officer of H.T. Investors,
                          Inc., formerly a subsidiary of Dewey
                          Square.

 WILLIAM H. PARK*         Vice President of the Fund; Executive Vice
 One International Place  President and Chief Financial Officer of
 Boston, MA 02110         United Asset Management Corporation.
 Age: 49

 GARY L. FRENCH*          Treasurer of the Fund; President of UAM
 211 Congress Street      Fund Services, Inc. and UAM Fund Distribu-
 Boston, MA 02110         tors, Inc.; Vice President of Operations,
 Age: 45                  Development and Control of Fidelity Invest-
                          ments in 1995; Treasurer of the Fidelity
                          Group of Mutual Funds from 1991 to 1995.

 ROBERT R. FLAHERTY*      Assistant Treasurer of the Fund; Vice Pres-
 211 Congress Street      ident of UAM Fund Services, Inc.; former
 Boston, MA 02110         Manager of Fund Administration and Compli-
 Age: 32                  ance of Chase Global Fund Services Company
                          from 1995 to 1996; Deloitte & Touche LLP
                          from 1985 to 1995, formerly Senior Manager.

MICHAEL DEFAO*       Secretary of the Fund; Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.; Associate
Age: 28              Attorney of Ropes & Gray (a law firm) from
                     1993 and 1995.

KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age: 41              President, Secretary and General Counsel of
                     Leland, O'Brien, Rubinstein Associates,
                     Inc. from November 1990 to November 1991.

-----------

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act. As of December 31, 1996, the Directors and Offi-cers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaf-filiated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director

J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director

Philip D. English.......     $25,463               0                 0              $30,500
 Director

William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of the McKee Portfolios.

  C.S. McKee International Equity Portfolio: Saxon & Co., FBO Westmoreland County Employees Retirement Fund, P.O. Box 7780-1888, Philadelphia, PA, 17.8%*; Meridian Trust Company, FBO Lehigh County Employees Retirement Fund, P.O. Box 16004, Reading, PA, 10.6%*; USBanCorp Trust Company, FBO Cambria Co.,
Attn: Beth Shank, Main and Franklin Streets, Johnston, PA, 7.7%*; Saul & Co., FBO Monroe City Employees Retirement Fund, c/o First Fidelity Bank & Trust, P.O. Box 1289, Newark, NJ, 9.9%*; Saxon & Co., FBO Cumberland County, P.O. Box 7780-1888, Philadelphia, PA, 6.4%*; Fulvest & Co., FBO Lancaster County ERA, P.O. Box 3215, Lancaster, PA, 5.9%* and Keystone Financial, FBO Northumberland County Employees Retirement Fund, P.O. Box 2450, 5.2%*; Patterson & Company 327, P.O. Box 7829, Philadelphia, PA 11.6%.

  C.S. McKee U.S. Government Portfolio: Chase Manhattan Bank NA, FBO Servistar Corp. Profit Sharing Plan, Attn: Alan L. Miller, 770 Broadway, New York, NY, 69.1%. Municipal Government, City of Huntington Police Pension & Relief Fund, P.O. Box 1659, Huntington, WV, 7.9%.

  C.S. McKee Domestic Equity Portfolio: Chase Manhattan Bank NA, FBO Servistar Corp. Profit Sharing Plan, Attn: Alan L. Miller, 770 Broadway, New York, NY, 65.1%*. Wesbanco Bank, Agent for City of Wheeling Municipal Employees Retire-ment & Benefit Fund, 1 Bank Plaza, Wheeling, WV, 10.4%*; Divrev Co., P.O. Box 3985, Charleston, WV, 13%; Hartnat & Co., GRB, P.O. Box 4044, Boston, MA, 5.1%*.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  C.S. McKee & Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment man-agement. Since its first acquisition in August 1983, UAM has acquired or orga-nized approximately 45 such wholly- owned affiliated firms (the "UAM
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to re-tain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser's philosophical approach to all asset classes is to be opportu-nistic while controlling risk. This approach captures opportunity, when avail-able, to provide capital growth, consistent with the Fund's pursuit of total return while quantifying and controlling risk to protect capital. The purpose of this approach is to generate favorable results through a high quality, low risk portfolio. The Adviser's approach is to look for companies which are sta-tistically inexpensive yet have improving fundamentals. A number of statisti-cal measures are used to rank the initial pool of over 2,000 stocks. The top-ranking stocks are then subjected to fundamental analytical screens prior to investment.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Blue Cross of Western Pennsyl-vania, City of Pittsburgh, The Dickinson School of Law, City of Wichita, Kan-sas and the YWCA.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                            RATE
                                            ----
    McKee U.S. Government Portfolio........ 0.45%
    McKee Domestic Equity Portfolio........ 0.65%
    McKee International Equity Portfolio... 0.70%

  For the period from May 26, 1994 (commencement of operations) to October 31, 1994, McKee International Equity Portfolio paid advisory fees of approximately $93,000. For the fiscal years ended October 31, 1995 and 1996, the McKee International Equity Portfolio paid advisory fees of approximately $453,000 and $618,081, respectively. For the period from March 2, 1995 (commencement of operations) to October 31, 1995, the McKee U.S. Government Portfolio and the McKee Domestic Equity Portfolio paid no advisory fees, and for the fiscal year ended October 31, 1996, these Portfolios paid advisory fees of $48,813 and $222,792, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $9,000 and $18,140 for the U.S. Government Portfolio, and $15,000 and $15,445 for the Domestic Equity Portfolio, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the bro-ker effecting the transaction. It is not the Fund's practice to allocate bro-kerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000, and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc.

("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund un-der the Fund Administration Agreement are described in the Portfolios' Pro-spectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Serv-ice Company, provided certain administrative services to the Fund under an Ad-ministration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in com-bined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfo-lio to $70,000 annually after two years. For the period from May 26, 1994 (commencement of operations) to October 31, 1994, administrative services fees paid to the Administrator by the McKee International Equity Portfolio totaled $21,000. During the fiscal years ended October 31, 1995 and 1996, administra-tive services fees paid to the Administrator by the McKee International Equity Portfolio totaled approximately $82,000 and $137,744, respectively. Of the to-tal fees paid in the fiscal year ended 1996, $56,555 was paid by UAMFSI to CGFSC. For the period from March 2, 1995 to October 31, 1995, and for the fis-cal year ended October 31, 1996, administrative services fees paid to the Ad-ministrator by the McKee U.S. Government Portfolio and the McKee Domestic Eq-uity Portfolio totaled approximately $20,000 and $67,641, and $21,000, and $74,694, respectively. Of the fees paid in the fiscal year ended October 31, 1996, $40,022 and $38,491 was paid by UAMFSI to CGFSC on behalf of the U.S. Government and Domestic Equity Portfolio, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of stan-dardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain stan-dardized performance information computed as required by the Commission. Cur-rent yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of the McKee U.S. Government Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the McKee U.S. Government Portfolio for the 30-day period ended on October 31, 1996 was 5.74%.

  This figure was obtained using the following formula:

  Yield = 2[( a - b + 1 )/6/ - 1]
              -----
               cd

where:

  a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  The average annual total return for the McKee International Equity Portfo-lio, the McKee U.S. Government Portfolio, and the McKee Domestic Equity Port-folio from inception and for the one year ended on the date of the Financial Statements included herein are as follows:

                                                      SINCE INCEPTION
                                           ONE YEAR    THROUGH YEAR
                                             ENDED         ENDED
                                          OCTOBER 31,   OCTOBER 31,   INCEPTION
                                             1996          1996         DATE
                                          ----------- --------------- ---------
McKee U.S. Government Portfolio..........     3.77%         8.23%       3/2/95
McKee Domestic Equity Portfolio..........    19.31%        20.96%       3/2/95
McKee International Equity Portfolio.....     8.29%         3.96%      5/26/94

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV

where:

     P
     = a hypothetical initial payment of $1,000
     T
     = average annual total return
     n
     = number of years
   ERV
     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) Lehman Brothers Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indi-ces. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international gov-ernments and agencies. All issues are investment grade (BBB) or high-er, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (q) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and
      Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other aver-ages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Mutual Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Direc-tors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains. (See discussion under "Dividends, Capital Gains Dis-tributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolios by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospec-tus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  The Portfolios will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset

(for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for the Portfolios to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In ad-dition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's an-nual gross income.

  The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the McKee Portfolios and the Financial High-lights for the respective periods presented, which appear in the Portfolios' 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this SAI.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (62.0%)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  5.95%, 1/19/06......................................... $  415,000 $   396,574
  6.75%, 5/30/06.........................................    765,000     772,038
  6.785%, 9/21/05........................................    140,000     138,207
  6.89%, 10/3/05.........................................    140,000     138,895
  6.97%, 10/3/05.........................................    140,000     139,447
  7.225%, 5/17/05........................................    145,000     146,000
  7.65%, 5/10/05.........................................     85,000      86,485
  7.974%, 4/20/05........................................     60,000      60,792
                                                                     -----------
                                                                       1,878,438
--------------------------------------------------------------------------------
Federal National Mortgage Association
  6.70%, 8/10/01.........................................  1,075,000   1,080,902
  6.70%, 11/10/05........................................    205,000     201,882
  7.37%, 4/14/04.........................................    140,000     142,624
  8.00%, 4/13/05.........................................     70,000      71,031
                                                                     -----------
                                                                       1,496,439
--------------------------------------------------------------------------------
U.S. Treasury Bonds
  7.125%, 2/15/23........................................    410,000     428,999
  7.875%, 2/15/21........................................  3,120,000   3,533,868
                                                                     -----------
                                                                       3,962,867
--------------------------------------------------------------------------------
U.S. Treasury Notes
  6.25%, 2/15/03.........................................  2,346,000   2,355,102
  6.50%, 5/15/05.........................................  2,460,000   2,485,609
  7.25%, 8/15/04.........................................    825,000     873,081
  9.375%, 2/15/06........................................  1,055,000   1,278,006
                                                                     -----------
                                                                       6,991,798
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
  (COST $14,119,619).....................................             14,329,542
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (16.0%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (16.0%)
 Federal Home Loan Mortgage Corp.
  Gold Pool #C00387, 9.00%, 2/1/25...................... $  519,094 $   547,320
  Gold Pool #C80328, 7.50%, 7/1/25......................    212,837     213,568
  Gold Pool #C80370, 6.50%, 12/1/25.....................     67,296      64,478
  Gold Pool #D61891, 7.50%, 7/1/25......................  1,130,519   1,134,405
  Gold Pool #D63857, 6.50%, 9/1/25......................    671,811     643,679
  Gold Pool #D66220, 6.50%, 12/1/25.....................    465,055     445,581
                                                                    -----------
                                                                      3,049,031
-------------------------------------------------------------------------------
 Federal National Mortgage Association Series:
  93-87 H, CMO, REMIC, 6.50%, 10/25/21..................    259,000     253,801
  93-136 PD, CMO, REMIC,
    6.25%, 11/25/21.....................................    206,000     198,823
  93-139 H, CMO, REMIC,
    6.75%, 12/25/21.....................................    186,000     184,988
                                                                    -----------
                                                                        637,612
-------------------------------------------------------------------------------
TOTAL MORTGAGE OBLIGATIONS
  (COST $3,670,825).....................................              3,686,643
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.3%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.3%)
 Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
   7/25/25 .............................................    113,439     109,361
 Case Equipment Loan Trust, Series 95-A A 7.30%,
   3/15/02..............................................    254,201     257,648
 Citibank Credit Card Master Trust, Series A 7.25%,
   4/7/08...............................................    360,000     368,778
 MMCAT Automobile Trust, Series 95-1 A 5.70%, 11/15/00..    331,281     331,242
 Union Acceptance Corp., Series 95-B A 6.575%, 7/10/02..    436,055     438,860
 World Financial Network Credit Card,
   Series 96-B A 6.95%, 4/15/06.........................    405,000     411,957
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
  (COST $1,896,173).....................................              1,917,846
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS (10.7%)
--------------------------------------------------------------------------------
BANKS (0.6%)
 NationsBank Corp. 5.125%, 9/15/98....................... $  150,000 $   147,750
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.7%)
 Associates Corp. N. A. 6.75%, 7/15/01...................     75,000      75,750
 Lehman Brothers, Inc. 9.875%, 10/15/00..................    395,000     436,969
 Progressive Corporation 7.30%, 6/1/06...................    100,000     102,750
                                                                     -----------
                                                                         615,469
--------------------------------------------------------------------------------
INDUSTRIAL (2.7%)
 Aetna Services, Inc. 6.75%, 8/15/01.....................    100,000     100,875
 Lockheed Martin Corp. 7.75%, 5/1/26.....................    170,000     175,313
 Marriott International, Series B 7.875%, 4/15/05........    170,000     176,800
 Nabisco, Inc. 7.55%, 6/15/15............................    170,000     166,812
                                                                     -----------
                                                                         619,800
--------------------------------------------------------------------------------
RETAIL (0.4%)
 J.C. Penney & Co. 5.375%, 11/15/98......................     15,000      14,812
 May Department Stores 7.15%, 8/15/04....................     70,000      71,050
 Walmart Stores 5.50%, 9/15/97...........................     15,000      14,960
                                                                     -----------
                                                                         100,822
--------------------------------------------------------------------------------
UTILITIES (2.7%)
 Pacific Bell Telephone 6.25%, 3/1/05....................    255,000     245,119
 Pacific Gas & Electric 5.875%, 10/1/05..................    260,000     241,800
 U.S. West Cap Funding, Inc. 6.75%, 10/1/05..............    140,000     137,550
                                                                     -----------
                                                                         624,469
--------------------------------------------------------------------------------
YANKEE BONDS (1.6%)
 Carnival Cruise Lines 7.20%, 10/1/23....................     75,000      71,906
 Province of Ontario
  7.00%, 8/4/05..........................................    145,000     147,356
  7.625%, 6/22/04........................................    145,000     152,975
                                                                     -----------
                                                                         372,237
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $2,449,079)......................................              2,480,547
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.7%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96 to be repurchased at $402,062, collateralized
   by $388,577 of various U.S. Treasury Notes, 5.875%-
   7.75%, due 3/31/99-11/30/99, valued at $402,001 (COST
   $402,000)............................................ $  402,000 $   402,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%)
  (COST $22,537,696) (A)................................             22,816,578
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%).....................                301,462
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $23,118,040
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    +    See Note A to Financial Statements.
  CMO    Collateralized Mortgage Obligation
REMIC    Real Estate Mortgage Investment Conduit
   (a) The cost for federal income tax purposes was $22,582,343. At October 31, 1996, net unrealized appreciaton for all securities based on tax cost was $234,235. This consisted of aggregate gross unrealized appreciation for all securities of $275,612 and aggregate gross unrealized depreciation for all securities of $41,377.


   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
--------------------------------------------------------------------------------
AUTOMOTIVE (1.0%)
 General Motors Corp......................................... 11,500 $   619,563
--------------------------------------------------------------------------------
BANKS (6.0%)
 Bank of Boston Corp......................................... 15,150     969,600
 Bankers Trust New York Corp.................................  8,900     752,050
 First Commerce Corp......................................... 16,674     591,927
 Mellon Bank Corp. .......................................... 22,000   1,432,750
                                                                     -----------
                                                                       3,746,327
--------------------------------------------------------------------------------
BASIC RESOURCES (1.2%)
 Olsten Corp................................................. 36,000     720,000
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Philip Morris Cos., Inc..................................... 12,800   1,185,600
 Pioneer Hi-Bred International, Inc.......................... 16,800   1,127,700
 *Ryan's Family Steak House, Inc............................. 46,800     333,450
                                                                     -----------
                                                                       2,646,750
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.4%)
 Aviall, Inc................................................. 45,200     412,450
 *IMO Industries, Inc. ...................................... 65,200     293,400
 Magna International, Inc., Class A.......................... 15,600     781,950
                                                                     -----------
                                                                       1,487,800
--------------------------------------------------------------------------------
CHEMICALS (2.5%)
 Akzo N.V. ADR............................................... 25,100   1,584,438
--------------------------------------------------------------------------------
CONSTRUCTION (1.2%)
 Owens-Corning Fiberglass Corp............................... 19,000     736,250
--------------------------------------------------------------------------------
ELECTRONICS (1.3%)
 *MEMC Electronic Materials, Inc............................. 42,900     831,187
--------------------------------------------------------------------------------
ENERGY (9.3%)
 Mitchell Energy & Development Corp., Class B................ 76,970   1,597,128
 Occidental Petroleum Corp................................... 30,700     752,150
 *Stone Energy Corp.......................................... 57,400   1,205,400
 Ultramar Corp............................................... 30,300     867,337
 YPF S.A. ADR................................................ 60,200   1,369,550
                                                                     -----------
                                                                       5,791,565
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.9%)
 Dean Witter Discover and Co................................ 21,300 $ 1,254,037
 Lehman Brothers Holdings, Inc. ............................ 47,100   1,183,388
                                                                    -----------
                                                                      2,437,425
-------------------------------------------------------------------------------
HEALTH CARE (1.6%)
 Foundation Health Corp..................................... 19,400     579,575
 *Humana, Inc. ............................................. 21,400     390,550
                                                                    -----------
                                                                        970,125
-------------------------------------------------------------------------------
INDUSTRIAL (2.1%)
 *Global Industrial Technologies, Inc....................... 68,590   1,277,489
-------------------------------------------------------------------------------
INSURANCE (1.1%)
 CIGNA Corp.................................................  5,400     704,700
-------------------------------------------------------------------------------
METALS (1.8%)
 Cincinnati Milacron, Inc. ................................. 45,500     870,187
 Huntco, Inc., Class A......................................  1,000      17,875
 Steel Technologies, Inc. .................................. 18,800     237,350
                                                                    -----------
                                                                      1,125,412
-------------------------------------------------------------------------------
MULTI-INDUSTRY (2.6%)
 Loews Corp. ............................................... 11,400     941,925
 Whitman Corp. ............................................. 27,200     659,600
                                                                    -----------
                                                                      1,601,525
-------------------------------------------------------------------------------
PAPER & PACKAGING (6.2%)
 Rayonier, Inc. ............................................  7,936     314,464
 *Shorewood Packaging Corp. ................................ 74,490   1,405,999
 Willamette Industries ..................................... 31,600   2,117,200
                                                                    -----------
                                                                      3,837,663
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.5%)
 American Home Products Corp. .............................. 24,100   1,476,125
 Becton, Dickinson & Co. ................................... 22,900     996,150
 Mylan Laboratories, Inc. .................................. 30,700     464,337
 SmithKline Beecham plc ADR ................................ 17,300   1,083,413
                                                                    -----------
                                                                      4,020,025
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (7.3%)
 American Stores Co. ......................................  29,000 $ 1,199,875
 Dayton-Hudson Corp. ......................................  19,150     663,069
 Dillard Department Stores, Class A........................  22,500     714,375
 Gap, Inc. ................................................  20,700     600,300
 *Venture Stores, Inc. ....................................  66,400     224,100
 *Waban, Inc. .............................................  42,700   1,115,537
                                                                    -----------
                                                                      4,517,256
-------------------------------------------------------------------------------
SERVICES (2.3%)
 Bowne & Co., Inc. ........................................  60,800   1,421,200
-------------------------------------------------------------------------------
TECHNOLOGY (18.4%)
 *Adaptec, Inc. ...........................................  25,400   1,543,050
 *Advanced Micro Devices, Inc. ............................  92,400   1,640,100
 *Avid Technology, Inc. ...................................  53,800     726,300
 *Computer Network Technology Corp. .......................  62,100     333,787
 Intelligent Electronics, Inc. ............................ 130,400   1,124,700
 *Planar Systems, Inc. ....................................  53,500     541,688
 *Policy Management Systems................................  26,700     961,200
 *Sequent Computer Systems, Inc. .......................... 100,800   1,486,800
 *Sterling Software, Inc. .................................  53,196   1,728,870
 *Systems & Computer Technology Corp. .....................  64,500     903,000
 *3D Systems Corp. ........................................  43,500     424,125
                                                                    -----------
                                                                     11,413,620
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (8.0%)
 NYNEX Corp. ..............................................  19,500     867,750
 Nokia Corp. ADR ..........................................  39,900   1,850,362
 Pacific Telesis Group.....................................  38,700   1,315,800
 Sprint Corp. .............................................  24,100     945,925
                                                                    -----------
                                                                      4,979,837
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 Delta Woodside Industries, Inc. ..........................  79,000     454,250
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (3.4%)
 Airborne Freight Corp. ...............................     43,600 $   866,550
 APL Ltd. .............................................     56,500   1,243,000
                                                                   -----------
                                                                     2,109,550
-------------------------------------------------------------------------------
UTILITIES (3.1%)
 GPU, Inc. ............................................     23,200     762,700
 Illinova Corp. .......................................     21,800     594,050
 Southern New England Telecommunications Corp. ........     14,900     555,025
                                                                   -----------
                                                                     1,911,775
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $57,962,499)...................................             60,945,732
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.6%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $3,503,543,
   collateralized by $3,386,036 of various U.S.
   Treasury Notes, 5.875%-7.75%, due 3/31/99-11/30/99,
   valued at $3,503,008 (COST $3,503,000).............. $3,503,000   3,503,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.7%)
  (COST $61,465,499) (A)...............................             64,448,732
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (-3.7%)..............................................             (2,278,719)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $62,170,013
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +    See Note A to Financial Statements.
  *    Non-Income Producing Security.
ADR    American Depositary Receipt
 (a) The cost for federal income tax purposes was $61,472,542. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,976,190. This consisted of aggregate gross unrealized ap-preciation for all securities of $5,797,605 and aggregate gross unrealized depreciation for all securities of $2,821,415.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)
--------------------------------------------------------------------------------
ARGENTINA (2.7%)
 YPF S.A. ADR............................................... 109,700 $ 2,495,675
--------------------------------------------------------------------------------
AUSTRALIA (2.6%)
 Westpac Banking Corp....................................... 312,000   1,780,272
 Westpac Banking Corp. ADR..................................  20,100     570,337
                                                                     -----------
                                                                       2,350,609
--------------------------------------------------------------------------------
CANADA (5.7%)
 Alcan Aluminium Ltd........................................  33,700   1,105,989
 Canadian Imperial Bank of Commerce.........................  38,240   1,588,698
 Seagram Co., Ltd...........................................  31,830   1,198,937
 West Coast Energy, Inc. ...................................  25,000     413,031
 West Coast Energy, Inc. ADR................................  52,600     867,900
                                                                     -----------
                                                                       5,174,555
--------------------------------------------------------------------------------
CHINA (2.0%)
 *Huaneng Power International, Inc. ADR..................... 118,000   1,799,500
--------------------------------------------------------------------------------
FINLAND (4.8%)
 Nokia AB...................................................  81,300   3,839,645
 Nokia AB, Series A.........................................  11,100     512,964
                                                                     -----------
                                                                       4,352,609
--------------------------------------------------------------------------------
FRANCE (6.8%)
 Alcatel Alsthom............................................  18,615   1,588,224
 Alcatel Alsthom ADR........................................  22,926     389,742
 Coflexip...................................................  23,000   1,056,788
 Coflexip ADR...............................................  44,334     997,515
 PSA Peugeot S.A............................................  11,665   1,216,673
 Total S.A., Class B........................................  11,850     927,325
                                                                     -----------
                                                                       6,176,267
--------------------------------------------------------------------------------
GERMANY (5.3%)
 Bayer AG...................................................  47,650   1,800,846
 Bayer AG ADR...............................................  29,900   1,130,632
 Commerzbank AG.............................................  40,000     897,258
 Commerzbank AG ADR.........................................  21,600     967,801
                                                                     -----------
                                                                       4,796,537
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HONG KONG (8.8%)
 Cathay Pacific Airways Ltd...............................   835,000 $ 1,306,763
 Cathay Pacific Airways Ltd. ADR..........................    67,800     530,487
 DSG International Ltd....................................    71,916     827,034
 *Guangshen Railway Co., Ltd. ADR.........................    60,000   1,117,500
 Hong Kong Electric Holdings..............................   240,000     768,266
 Hong Kong Electric Holdings ADR..........................   244,800     783,556
 HSBC Holdings plc........................................    23,100     484,891
 HSBC Holdings plc (75p)..................................   108,000   2,200,034
                                                                     -----------
                                                                       8,018,531
--------------------------------------------------------------------------------
IRELAND (3.2%)
 *Elan Corp. plc ADR......................................   106,820   2,964,255
--------------------------------------------------------------------------------
ISRAEL (1.8%)
 Teva Pharmaceutical Industries Ltd. ADR..................    40,000   1,670,000
--------------------------------------------------------------------------------
ITALY (1.1%)
 *Montedison S.p.A. ...................................... 1,270,580     831,793
 *Montedison S.p.A. ADR...................................    32,634     216,200
                                                                     -----------
                                                                       1,047,993
--------------------------------------------------------------------------------
JAPAN (18.2%)
 Amada Co., Ltd. .........................................    78,000     672,118
 Amada Co., Ltd. ADR......................................    21,350     735,817
 Credit Saison Co.........................................    79,500   1,838,433
 Hitachi Ltd..............................................   108,000     959,114
 Hitachi Ltd. ADR.........................................     8,100     723,938
 Ito-Yokado Co., Ltd......................................    17,000     849,029
 Ito-Yokado Co., Ltd. ADR.................................     4,700     935,300
 Kao Corp.................................................    34,000     400,598
 Kao Corp. ADR............................................     6,428     757,299
 Mitsubishi Electric Corp. ...............................   160,000     927,108
 Mitsubishi Electric Corp. ADR............................    14,400     834,323
 Mitsui & Co., Ltd. ADR...................................     4,900     788,900
 Mitsui Fire & Marine Insurance...........................    82,000     533,544
 Mitsui Fire & Marine Insurance ADR.......................    10,630     691,594

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Nissan Motor Co., Ltd...................................    52,000 $   393,669
 Nissan Motor Co., Ltd. ADR..............................    34,200     513,000
 Sanwa Bank Ltd..........................................    13,000     221,753
 Sanwa Bank Ltd. ADR.....................................     4,000     682,257
 Sony Corp. ADR..........................................    13,320     804,195
 Toyota Motor Corp.......................................    51,000   1,206,278
 Toyota Motor Corp. ADR..................................    23,584   1,114,344
                                                                    -----------
                                                                     16,582,611
-------------------------------------------------------------------------------
KOREA (3.0%)
 L.G. Electronics, Inc...................................    60,936   1,005,740
 Pohang Iron & Steel Co., Ltd............................    13,700     875,370
 Pohang Iron & Steel Co., Ltd. ADR.......................    42,000     871,500
                                                                    -----------
                                                                      2,752,610
-------------------------------------------------------------------------------
MEXICO (4.4%)
 *Grupo Industrial Durango ADR...........................   257,000   2,794,875
 Telefonos de Mexico S.A. ADR, Class L...................    39,800   1,213,900
                                                                    -----------
                                                                      4,008,775
-------------------------------------------------------------------------------
NETHERLANDS (5.5%)
 Akzo Nobel N.V..........................................    22,715   2,861,964
 Akzo Noble N.V. ADR.....................................     2,500     157,812
 Philips Electronics N.V. ...............................    58,200   2,051,011
                                                                    -----------
                                                                      5,070,787
-------------------------------------------------------------------------------
PHILIPPINES (0.6%)
 Philippine Long Distance Telephone Co. .................     8,500     510,194
-------------------------------------------------------------------------------
PORTUGAL (1.1%)
 Banco Comercial Portugues S.A. .........................    34,900     433,399
 Banco Comercial Portugues S.A. ADR......................    42,820     524,545
                                                                    -----------
                                                                        957,944
-------------------------------------------------------------------------------
SPAIN (3.5%)
 Banco Santander S.A. ...................................    20,400   1,047,754
 Repsol S.A. ............................................    64,230   2,097,686
 Repsol S.A. ADR.........................................     2,000      65,250
                                                                    -----------
                                                                      3,210,690
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SWITZERLAND (3.2%)
 Nestle S.A. ADR.........................................    17,000 $   927,172
 Nestle S.A. (Registered)................................     1,835   1,996,082
                                                                    -----------
                                                                      2,923,254
-------------------------------------------------------------------------------
UNITED KINGDOM (14.9%)
 British Steel plc.......................................   751,300   2,090,510
 British Steel plc ADR...................................     8,500     233,750
 Carlton Communications plc..............................   170,787   1,367,297
 Carlton Communications plc ADR..........................    29,500   1,202,125
 Grand Metropolitan plc..................................   156,270   1,178,605
 Grand Metropolitan plc ADR..............................    21,300     652,313
 RTZ Corp. plc ADR.......................................    14,600     945,350
 RTZ Corp. plc (Registered)..............................    79,780   1,275,467
 SmithKline Beecham plc ADR..............................    37,390   2,341,549
 *Waste Management International plc.....................   417,500   1,902,205
 *Waste Management International plc ADR.................    43,900     400,587
                                                                    -----------
                                                                     13,589,758
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (99.2%)
  (COST $85,748,857).....................................            90,453,154
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT    VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $601,093, collateralized
   by $580,933 of various U.S. Treasury Notes, 5.875%-
   7.75%, due 3/31/99-11/30/99, valued at $601,001
   (COST $601,000)....................................... $601,000 $   601,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $86,349,857) (A).................................           91,054,154
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)......................              169,719
------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $91,223,873
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  +    See Note A to Financial Statements.
  *    Non-Income Producing Security.
ADR    American Depositary Receipt
 (a) The cost for federal income tax purposes was $86,355,424. At October 31, 1996, net unrealized appreciaton for all securities based on tax cost was $4,698,730. This consisted of aggregate gross unrealized appreciation for all securities of $11,937,446 and aggregate gross unrealized depreciation for all securities of $7,238,716.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
-------------------------------------------------------------------------------
Automotive.................................................   3.1%  $ 2,844,018
Banks......................................................   5.5     5,040,284
Basic Resources............................................   8.9     8,141,473
Beverages, Food & Tobacco..................................   3.9     3,515,387
Broadcasting & Publishing..................................   1.3     1,202,125
Capital Equipment..........................................  12.3    11,206,955
Chemicals..................................................   7.4     6,783,048
Consumer Durables..........................................   9.0     8,252,315
Electronics................................................   5.5     5,024,727
Energy.....................................................   9.4     8,566,732
Financial Services.........................................   9.0     8,197,148
Health Care................................................   8.6     7,802,838
Home Furnishings & Appliances..............................   0.9       804,195
Insurance..................................................   0.6       533,544
Metals.....................................................   2.3     2,051,339
Multi-Industry.............................................   0.2       216,200
Retail.....................................................   1.0       935,300
Repurchase Agreement.......................................   0.7       601,000
Services...................................................   1.8     1,637,928
Telecommunications.........................................   2.8     2,581,197
Transportation.............................................   3.2     2,954,751
Utilities..................................................   2.4     2,161,650
-------------------------------------------------------------------------------
  Total Investments........................................  99.8%  $91,054,154
Other Assets and Liabilities (Net).........................   0.2       169,719
-------------------------------------------------------------------------------
  Net Assets............................................... 100.0%  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                            MCKEE        MCKEE        MCKEE
                                            U.S.       DOMESTIC   INTERNATIONAL
                                         GOVERNMENT     EQUITY       EQUITY
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Value
   (Cost $22,537,696; $61,465,499;
   $86,349,857, respectively)........... $22,816,578  $64,448,732  $91,054,154
 Foreign Currency, at Value
   (Cost $173,720)......................         --           --       179,135
 Cash...................................         640          305          468
 Receivable for Portfolio Shares Sold...      12,295      165,841        1,387
 Dividends Receivable...................         --        61,621       37,793
 Foreign Withholding Tax Reclaim
   Receivable...........................         --           --        72,449
 Interest Receivable....................     327,998          543           93
 Other Assets...........................       3,838        1,743          233
-------------------------------------------------------------------------------
  Total Assets..........................  23,161,349   64,678,785   91,345,712
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......         --     2,431,533          --
 Payable for Investment Advisory Fees...       8,350       32,990       55,046
 Payable for Administrative Fees........       7,304        8,371       13,839
 Payable for Custodian Fees.............       2,803        5,878       25,868
 Payable for Directors' Fees............         632          753          901
 Other Liabilities......................      24,220       29,247       26,185
-------------------------------------------------------------------------------
  Total Liabilities.....................      43,309    2,508,772      121,839
-------------------------------------------------------------------------------
NET ASSETS.............................. $23,118,040  $62,170,013  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................ $22,824,028  $56,846,274  $85,371,982
 Undistributed Net Investment Income....     146,402       67,031       61,752
 Accumulated Net Realized Gain (Loss)...    (131,272)   2,273,475    1,082,642
 Unrealized Appreciation................     278,882    2,983,233    4,707,497
-------------------------------------------------------------------------------
NET ASSETS.............................. $23,118,040  $62,170,013  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding
   ($0.001par value) (Authorized
   25,000,000)..........................   2,185,220    4,647,807    8,644,787
 Net Asset Value, Offering and
   Redemption Price Per Share........... $     10.58  $     13.38  $     10.55
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                   MCKEE                 MCKEE              MCKEE
                                    U.S.               DOMESTIC         INTERNATIONAL
                                 GOVERNMENT             EQUITY             EQUITY
                                 PORTFOLIO             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................            $     --             $  652,628   $1,746,472
 Interest..................              973,470                52,220       84,851
 Less: Foreign Taxes
   Withheld................                  --                    --      (133,611)
-------------------------------------------------------------------------------------
  Total Income.............              973,470               704,848    1,697,712
-------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--
   Note B
  Basic Fees...............  $ 66,953             $238,237                  618,081
  Less: Fees Waived........   (18,140)    48,813   (15,445)    222,792          --
                             --------             --------
 Administrative Fees--Note
   C.......................               67,641                74,694      137,744
 Custodian Fees--Note D....                5,629                13,544       61,425
 Audit Fees................               11,495                12,589       13,632
 Directors' Fees--Note G...                3,199                 2,977        3,574
 Registration and Filing
   Fees....................               17,924                23,067       26,576
 Printing Fees.............               10,419                10,393       10,236
 Other Expenses............                4,266                 5,080       18,358
-------------------------------------------------------------------------------------
  Total Expenses...........              169,386               365,136      889,626
 Expense Offset--Note A....                 (299)               (1,441)      (1,922)
-------------------------------------------------------------------------------------
  Net Expenses.............              169,087               363,695      887,704
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME......              804,383               341,153      810,008
-------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  ON:
 Investments...............             (129,588)            2,272,594    1,109,876
 Foreign Exchange
   Transactions............                  --                    --       (24,301)
-------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN EXCHANGE
  TRANSACTIONS.............             (129,588)            2,272,594    1,085,575
-------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON:
 Investments...............              169,467             2,835,631    4,696,692
 Foreign Exchange
   Translation.............                  --                    --         3,201
-------------------------------------------------------------------------------------
TOTAL NET CHANGE IN
  UNREALIZED
  APPRECIATION/DEPRECIATION..            169,467             2,835,631    4,699,893
-------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS....               39,879             5,108,225    5,785,468
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS...............            $ 844,262            $5,449,378   $6,595,476
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED   MARCH 2, 1995**
                                                     OCTOBER 31,         TO
                                                        1996      OCTOBER 31, 1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $   804,383     $  109,234
 Net Realized Gain (Loss)..........................     (129,588)        73,427
 Net Change in Unrealized
   Appreciation/Depreciation.......................      169,467        109,415
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.....................................      844,262        292,076
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............................     (688,019)       (81,080)
 Net Realized Gain.................................      (73,227)           --
----------------------------------------------------------------------------------
  Total Distributions..............................     (761,246)       (81,080)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular...................................   16,987,714      6,209,516
   --In Lieu of Cash Distributions.................      756,964         78,956
 Redeemed..........................................     (778,902)      (430,220)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.....   16,965,776      5,858,252
----------------------------------------------------------------------------------
 Total Increase....................................   17,048,792      6,069,248
Net Assets:
 Beginning of Period...............................    6,069,248            --
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $146,402 and $27,954,
   respectively)...................................  $23,118,040     $6,069,248
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued....................................    1,622,458        597,331
  In Lieu of Cash Distributions....................       72,730          7,457
  Shares Redeemed..................................      (74,046)       (40,710)
----------------------------------------------------------------------------------
                                                       1,621,142        564,078
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

**  Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                   MARCH 2, 1995**
                                                      YEAR ENDED         TO
                                                      OCTOBER 31,    OCTOBER 31,
                                                         1996           1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $   341,153    $   27,257
 Net Realized Gain..................................    2,272,594       161,135
 Net Change in Unrealized
   Appreciation/Depreciation........................    2,835,631       147,602
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations......................................    5,449,378       335,994
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (279,306)      (23,915)
 Net Realized Gain..................................     (158,413)          --
----------------------------------------------------------------------------------
  Total Distributions...............................     (437,719)      (23,915)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   51,350,923     6,181,487
   --In Lieu of Cash Distributions..................      437,720        23,915
 Redeemed...........................................   (1,057,419)      (90,351)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......   50,731,224     6,115,051
----------------------------------------------------------------------------------
 Total Increase.....................................   55,742,883     6,427,130
Net Assets:
 Beginning of Period................................    6,427,130           --
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $67,031 and $3,342,
   respectively)....................................  $62,170,013    $6,427,130
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued......................................    4,134,152       567,561
 In Lieu of Cash Distributions......................       35,299         2,131
 Shares Redeemed....................................      (83,413)       (7,923)
----------------------------------------------------------------------------------
                                                        4,086,038       561,769
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

**  Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   810,008  $   748,047
 Net Realized Gain.....................................    1,085,575    1,574,817
 Net Change in Unrealized Appreciation/Depreciation....    4,699,893   (1,166,869)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................    6,595,476    1,155,995
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (769,177)    (609,199)
 Net Realized Gain.....................................   (1,669,691)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,438,868)    (609,199)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   12,382,787   36,598,377
   --In Lieu of Cash Distributions.....................    2,274,394      522,672
 Redeemed..............................................   (2,482,687)     (32,205)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   12,174,494   37,088,844
----------------------------------------------------------------------------------
 Total Increase........................................   16,331,102   37,635,640
Net Assets:
 Beginning of Period...................................   74,892,771   37,257,131
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $61,752 and $41,376, respectively)........  $91,223,873  $74,892,771
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,200,799    3,831,599
  In Lieu of Cash Distributions........................      224,800       51,830
  Shares Redeemed......................................     (244,706)      (3,054)
----------------------------------------------------------------------------------
                                                           1,180,893    3,880,375
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                MARCH 2, 1995**
                                                   YEAR ENDED         TO
                                                   OCTOBER 31,    OCTOBER 31,
                                                      1996           1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 10.76        $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................       0.46          0.28
 Net Realized and Unrealized Gain (Loss).........      (0.07)++       0.71
-------------------------------------------------------------------------------
  Total From Investment Operations...............       0.39          0.99
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................      (0.44)        (0.23)
 Net Realized Gain...............................      (0.13)          --
-------------------------------------------------------------------------------
  Total Distributions............................      (0.57)        (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................    $ 10.58        $10.76
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+....................................       3.77%         9.96%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)............    $23,118        $6,069
Ratio of Expenses to Average Net Assets..........       1.13%         0.89%*
Ratio of Net Investment Income to Average Net
  Assets.........................................       5.39%         5.39%*
Portfolio Turnover Rate..........................         83%          104%
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share..............................    $  0.01        $ 0.10
Ratio of Expenses to Average Net Assets Including
  Expense Offsets................................       1.13%         0.85%*
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
++ The amount shown for the year ended October 31, 1996 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               MARCH 2, 1995**
                                                   YEAR ENDED        TO
                                                   OCTOBER 31,   OCTOBER 31,
                                                      1996          1995
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $ 11.44       $10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............................      0.10         0.08
 Net Realized and Unrealized Gain.................      2.08         1.43
------------------------------------------------------------------------------
  Total From Investment Operations................      2.18         1.51
------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income............................     (0.09)       (0.07)
 Net Realized Gain................................     (0.15)         --
------------------------------------------------------------------------------
  Total Distributions.............................     (0.24)       (0.07)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................   $ 13.38       $11.44
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN+.....................................     19.31%       15.13%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............   $62,170       $6,427
Ratio of Expenses to Average Net Assets...........      0.99%        1.08%*
Ratio of Net Investment Income to Average Net
  Assets..........................................      0.93%        1.12%*
Portfolio Turnover Rate...........................        42%          27%
Average Commission Rate#..........................   $0.0482          N/A
------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share...............................   $  0.00       $ 0.11
Ratio of Expenses to Average Net Assets Including
  Expense Offsets.................................      0.99%        1.00%
------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEARS ENDED      MAY 26, 1994**
                                               OCTOBER 31,            TO
                                             ----------------    OCTOBER 31,
                                              1996     1995          1994
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NET ASSET VALUE, BEGINNING OF PERIOD........ $ 10.03  $ 10.40      $ 10.00
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INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................    0.09     0.11         0.04
 Net Realized and Unrealized Gain (Loss)....    0.73    (0.39)+       0.39
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  Total From Investment Operations..........    0.82    (0.28)        0.43
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DISTRIBUTIONS:
 Net Investment Income......................   (0.09)   (0.09)       (0.03)
 Net Realized Gain..........................   (0.21)     --           --
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  Total Distributions.......................   (0.30)   (0.09)       (0.03)
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NET ASSET VALUE, END OF PERIOD.............. $ 10.55  $ 10.03      $ 10.40
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TOTAL RETURN................................    8.29%  (2.69)%        4.31%
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RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....... $91,224  $74,893      $37,257
Ratio of Expenses to Average Net Assets.....    1.01%    0.97%        1.12%*
Ratio of Net Investment Income to Average
  Net Assets................................    0.92%    1.16%        0.97%*
Portfolio Turnover Rate.....................       9%       7%          11%
Average Commission Rate#.................... $0.0560      N/A          N/A
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Ratio of Expenses to Average Net Assets
  Including Expense Offsets.................    1.01%    0.96%         N/A
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 *  Annualized
**  Commencement of Operations.
 + The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                               MCKEE PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are non-diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objectives of the McKee Portfolios are as follows:

    MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

    MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securi-ties of U.S. issuers.

    MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized

                                MCKEE PORTFOLIOS
  cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues such taxes when the related income is earned.

    At October 31, 1996, the McKee U.S. Government Portfolio had available $86,623 of capital loss carryover for Federal income tax purposes, which will expire on October 31, 2004.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the pro-ceeds in satisfaction of the obligation. In the event of default or bank-ruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the

                               MCKEE PORTFOLIOS
  securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recog-nizes realized gain or loss when the contract is closed, equal to the dif-ference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and for for-eign currency transactions.

                               MCKEE PORTFOLIOS

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications as follows:

                                                     UNDISTRIBUTED  ACCUMULATED
                                                     NET INVESTMENT NET REALIZED
   MCKEE PORTFOLIOS                                      INCOME     GAIN (LOSS)
   ----------------                                  -------------- ------------
   U.S. Government..................................    $  2,084      $(2,084)
   Domestic Equity..................................    $  1,842      $(1,842)
   International Equity.............................    $(20,455)     $20,455

    Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain ex-penses are apportioned among the portfolios of the UAM Funds and AEW Com-mercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custo-dian fees for the Portfolios have been increased to include expense off-sets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.45%, 0.65% and 0.70% of average daily net assets for the McKee U.S. Government Portfolio, McKee Do-mestic Equity Portfolio and McKee International Equity Portfolio, respective-ly. Effective March 1, 1996, the Adviser has discontinued waiving a portion of its advisory fees and assuming expenses for the McKee U.S. Government Portfo-lio and McKee Domestic Equity Portfolio. Prior to March 1, 1996, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operat-ing expenses, after

                               MCKEE PORTFOLIOS
the effect of expense offset arrangements, from exceeding 0.85% and 1.00% of average daily net assets for the McKee U.S. Government Portfolio and McKee Do-mestic Equity Portfolio, respectively.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For Portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04%, 0.04% and 0.06% of average daily net assets for the McKee U.S. Government Portfolio, McKee Domestic Equity Portfo-lio, and McKee International Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain servic-es, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to
CGFSC:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $44,650       $40,022
Domestic Equity.....................................     50,173        38,491
International Equity................................     86,466        56,555

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200

                               MCKEE PORTFOLIOS
million of the combined aggregate net assets; plus 0.12% of the next $800 mil-lion of the combined aggregate net assets; plus 0.08% of the combined aggre-gate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
MCKEE PORTFOLIOS                                                       FEES
----------------                                                  --------------
U.S. Government..................................................    $22,991
Domestic Equity..................................................     24,521
International Equity.............................................     51,278

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
MCKEE PORTFOLIOS                                                         FEES
----------------                                                       ---------
U.S. Government.......................................................  $ 1,977
Domestic Equity.......................................................    4,037
International Equity..................................................   18,333

  As of October 31, 1996, all of these amounts are unpaid.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $ 4,781,420 $   799,194
Domestic Equity......................................... $64,876,783 $15,268,198
International Equity.................................... $17,794,935 $ 7,495,055

                               MCKEE PORTFOLIOS

  Purchases and sales of long-term U.S. Government securities were $23,907,124 and $10,646,817, respectively, for the McKee U.S. Government Portfolio. There were no long-term purchases and sales of U.S. Government securities for the McKee Domestic Equity and the McKee International Equity Portfolios.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended Oc-tober 31, 1996, the Portfolios had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       1        75.6%
Domestic Equity..........................................       2        75.7%
International Equity.....................................       4        51.2%

  At October 31, 1996, the net assets of the McKee International Equity Port-folio was substantially composed of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and the Shareholders of McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the ap-plication of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

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FEDERAL INCOME TAX INFORMATION (UNAUDITED):

  Foreign taxes accrued during the fiscal year ended October 31, 1996 the Mc-Kee International Equity Portfolio amounting to $133,611 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Divi-dend for the year ending December 31, 1996, which shareholders of the McKee International Equity Portfolio will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $1,746,748 for the McKee International Equity Portfolio.

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 21.2% and 0.9% for the McKee Domestic Equity Portfolio and McKee International Equity Portfolio, respectively.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:
  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                    PART B

                                   UAM FUNDS

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                            NWQ BALANCED PORTFOLIO
                          NWQ VALUE EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES

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            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the NWQ Balanced and NWQ Value Equity Portfolios' Institutional Class Shares (the "NWQ Portfolios" or singularly a "Portfolio") dated January 3, 1997 and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") dated January 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   4
Redemption of Shares.......................................................   4
Shareholder Services.......................................................   6
Investment Limitations.....................................................   7
Management of the Fund.....................................................   8
Investment Adviser.........................................................  11
Service and Distribution Plans.............................................  12
Portfolio Transactions.....................................................  15
Administrative Services....................................................  16
Performance Calculations...................................................  16
General Information........................................................  21
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements....................................................... F-6

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the NWQ Balanced and Value Equity Portfolios (the "Portfolios") as set forth in the NWQ Prospectuses:

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not in-consistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or secu-rities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term invest-ments). As with other extensions of credit, there are risks of delay in recov-ery or even loss of rights in the securities loaned if the borrower of the se-curities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

  (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

FOREIGN SECURITIES
  Investors in the Portfolios should recognize that investing in foreign com-panies through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with invest-ing in U.S. companies. Since the securities of foreign companies are fre-quently denominated in foreign currencies, investments may be affected favor-ably or unfavorably by changes in currency rates and in exchange control regu-lations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Portfolios' investments. How-ever, these foreign withholding taxes are not expected to have a significant impact.

                              PURCHASE OF SHARES

  Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Cus-todian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; ini-tial spousal IRA investment, $250; minimum additional investment for all ac-counts, $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price com-puted on the date of receipt; and an order received not in proper form or af-ter the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Fri-day, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and

(3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such peri-od. Such commitment is irrevocable without the prior approval of the Commis-sion. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimen-tal to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus un-der "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. Signature guarantees are required for (1) redemptions where the pro-ceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemp-tion.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-natures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Serv-ices" in the NWQ Prospectuses:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each NWQ Portfolio may be exchanged for Insti-tutional Class Shares of the other NWQ Portfolio and Service Class Shares of each NWQ Portfolio may be exchanged for Service Class Shares of the other NWQ Portfolio. In addition, Institutional Class Shares of each NWQ Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the NWQ Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of each NWQ Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of resi-dence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other re-strictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a

Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares to another person by making a written re-quest to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered own-ers and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Each Portfolio will not:

   (1)  invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are se-cured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereun-der;

   (4)  underwrite the securities of other issuers;

   (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
        (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

   (6)purchase on margin or sell short;

   (7) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (9) invest for the purpose of exercising control over management of any company; and

  (10) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

 JOHN T. BENNETT, JR.     Director of the Fund, President of Squam Investment
 College Road-RFD 3       Management Company, Inc. and Great Island Investment
 Meredith, NH 03253       Company, Inc.; President of Bennett Management
 Age: 67                  Company from 1988 to 1993.
 PHILIP D. ENGLISH        Director of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age: 47                  Inc.
 WILLIAM A. HUMENUK       Director of the Fund; Partner in the Philadelphia
 4000 Bell Atlantic Tower office of the law firm Dechert Price & Rhoads;
 1717 Arch Street         Director, Hofler Corp.
 Philadelphia, PA 19103
 Age: 54
 NORTON H. REAMER*        Director, President and Chairman of the Fund;
 One International Place  President, Chief Executive Officer and a Director of
 Boston, MA 02110         United Asset Management Corporation; Director,
 Age: 60                  Partner or Trustee of each of the Investment
                          Companies of the Eaton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*  Director of the Fund; President and Chief Investment
 One Financial Center    Officer of Dewey Square Investors Corporation since
 Boston, MA 02111        1988; Director and Chief Executive Officer of H.T.
 Age: 52                 Investors, Inc., formerly a subsidiary of Dewey
                         Square.
 WILLIAM H. PARK*        Vice President of the Fund; Executive Vice President
 One International Place and Chief Financial Officer of United Asset Management
 Boston, MA 02110        Corporation.
 Age: 49
 GARY L. FRENCH*         Treasurer of the Fund; President of UAM Fund Services,
 211 Congress Street     Inc. and UAM Fund Distributors, Inc.; Vice President
 Boston, MA 02110        of Operations, Development and Control of Fidelity
 Age: 45                 Investments in 1995; Treasurer of the Fidelity Group
                         of Mutual Funds from 1991 to 1995.
 ROBERT R. FLAHERTY*     Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street     Fund Services, Inc.; former Manager of Fund
 Boston, MA 02110        Administration and Compliance of Chase Global Fund
 Age: 32                 Services Company from 1995 to 1996; formerly Senior
                         Manager of Deloitte & Touche LLP from 1985 to 1995.
 MICHAEL DEFAO*          Secretary of the Fund; Vice President and General
 211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund
 Boston, MA 02110        Distributors, Inc.; Associate Attorney of Ropes & Gray
 Age: 28                 (a law firm) from 1993 to 1995.
 KARL O. HARTMANN*       Assistant Secretary of the Fund; Senior Vice President
 73 Tremont Street       and General Counsel of Chase Global Funds Services
 Boston, MA 02108        Company; Senior Vice President, Secretary and General
 Age: 41                 Counsel of Leland, O'Brien, Rubinstein Associates,
                         Inc. from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

  As of December 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaf-filiated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director
Philip D. English.......     $25,463               0                 0              $30,500
 Director
William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of a Portfolio, as noted.

  NWQ Balanced Portfolio Institutional Class Shares: Nabank & Co., P.O. Box 2180, Tulsa, OK, 56%*; Campbell Company, Inc., Employees Retirement Trust,
Attn: Ana Gould, 1515 4th Avenue South, Suite A, Seattle, WA, 8.4%; Hartnat & Co., P.O. Box 92800, Rochester, NY, 10.7%*; Hartnat & Co., P.O. Box 92800, Rochester, NY, 9.4%*; William Park Joseph R. Ramrath, Trustee, FBO California Central Trust Bank Corp., Box 5024, Costa Mesa, CA, 5.5%*.

  NWQ Balanced Portfolio Service Class Shares: Hartnat & Co., P.O. Box 92800 Rochester, NY, 27.7%*; Hartnat & Co., Rochester, NY, 20%* and Hartnat & Co., P.O. Box 4044, Boston, MA, 19.5%*; Hartnat & Co., P.O. Box 92800, Rochester, NY, 15.1%*; Hartnat & Co., P.O. Box 92800, Rochester, NY, 7.9%*; Hartnat & Co., P.O. Box 92800, Rochester, NY, 5.3%*.

  NWQ Value Equity Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., Special Custody Account for the Exclusive Benefit of Customers Reinvest Account, 101 Montgomery Street, San Francisco, CA, 51.6%*; Nix, Mann and Asso-ciates, Inc., Profit Sharing Plan and Trust, 1382 Peachtree Street, NE, Atlan-ta, GA, 19.0%; William Park Joseph R. Ramrath, Trustee, FBO California Central Bank Corp., FBO NWQ Value Equity, Box 5024, Costa Mesa, CA, 10.0%*; Brendan Kennedy, c/o Tricoastal, 1212 Avenue of the Americas, New York, NY, 6.5%.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  NWQ Investment Management Company (the "Adviser") is a wholly-owned subsidi-ary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   NWQ Balanced Portfolio................................................. 0.70%
   NWQ Value Equity Portfolio............................................. 0.70%

  For the period from August 2, 1994 (date of commencement) to October 31, 1994, the NWQ Balanced Portfolio paid no advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $1,805. For the fiscal years ended October 31, 1995 and 1996, the NWQ Balanced Portfolio paid no advisory fees. During these years the Adviser voluntarily waived advisory fees of approximately $20,000 and $80,598, respectively.

  For the period from September 21, 1994 (date of commencement) to October 31, 1994, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $190. For the fiscal years ended October 31, 1995 and 1996, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advi-sory fees of approximately $5,000 and $20,776, respectively.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of the Fund's pay-ment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Cus-tomers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account record for such beneficial owners of the Fund's shares;

  (c)  opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share-holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activ-ity in accordance with the then current regulations of, and interpre-tations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Direc-tors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no di-rect or indirect financial interest in such arrangements.

  The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (in-cluding a majority of the disinterested Directors). So long as the arrange-ments with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25% and 0.15%, respectively, the Plans permit a full 0.75% on all assets to be paid at any time following ap-propriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, in-cluding a majority of the Directors who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the re-lated agreements must be approved annually by the Board of Directors in the same manner, as specified above. The NWQ Portfolios Service Class Shares have not been offered prior to the date of this Statement.

  Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or oth-ers relating to the Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materi-ally increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting secu-rities, as well as by a majority vote of those Directors who are not "inter-ested persons." Also, any other material amendment to the Plans must be ap-proved by a majority vote of the Directors including a majority of the Direc-tors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect fi-nancial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Direc-tors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Dis-tributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the bro-ker effecting the transaction. It is not the Fund's practice to allocate bro-kerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000, and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, pro-vided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 bil-lion. The fees were allocated among the Portfolios on the basis of their rela-tive assets and were subject to a designated minimum fee schedule per Portfo-lio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, 1995 and 1996, administra-tive services fees paid to the Administrator by the NWQ Balanced and NWQ Value Equity Portfolios approximately totaled $6,339, $48,000 and $95,007 and $4,138, $44,000, and $72,798, respectively. Of the fees paid during the year ended October 31, 1996, NWQ Balanced Portfolio paid $89,165 to CGFSC and $4,842 to UAMFSI, and NWQ Value Equity Portfolio paid $72,122 to CGFSC and $678 to UAMFSI. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Pro-spectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolios may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios. Performance quotations by investment companies are subject to rules adopted by the Commis-sion, which require the use of standardized performance quotations or, alter-natively, that every non-standardized performance quotation furnished by each class of the Portfolios be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolios to compute or express performance follows.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of a Portfolio is determined by dividing the net in-vestment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the re-sult. Expenses accrued for the period include any fees charged to all share-holders during the base period. Since Service Class Shares of the NWQ Portfo-lios bear additional service and distribution expenses, the yield of the Serv-ice Class Shares of a Portfolio will generally be lower than that of the In-stitutional Class Shares of the same Portfolio.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
             -----
                cd

where:


     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the NWQ Port-folios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

  The average annual total return of the NWQ Balanced Portfolio Institutional Class Shares and the NWQ Value Equity Portfolio Institutional Class Shares from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                     SINCE INCEPTION
                                          ONE YEAR    THROUGH YEAR
                                            ENDED         ENDED
                                         OCTOBER 31,   OCTOBER 31,   INCEPTION
                                            1996          1996         DATE
                                         ----------- --------------- ---------
   NWQ Balanced Portfolio Institutional
     Class Shares.......................    13.68%        13.21%       8/2/94
   NWQ Value Equity Portfolio
     Institutional Class Shares.........    22.69%        19.06%      9/21/94
   NWQ Balanced Portfolio Service Class
     Shares.............................      --           8.89%      1/22/96

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV

where:


     P =  a hypothetical initial payment of $1,000

     T =  average annual total return

     n =  number of years

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Service Class Shares of the NWQ Value Equity Portfolio were not offered as of October 31, 1996. Accordingly, no total return figures are available.

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of perfor-mance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index
      includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corpo-rate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of ac-crued income.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Salomon Brothers 3 Month T-Bill Average -- the average return for all Treasury bills for the previous three month period.

  (q) Composite indices -- 60% Standard & Poor's 500 Stock Index, 30% Leh-man LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Stan-dard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Government/Corporate Index and 10% Salomon Brothers 3 Month T-Bill Average.

  (r)  CDA Mutual Fund Report published by CDA Investment Technologies,
       Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (s) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (w) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by a Port-folio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other av-erages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of com-mon stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

  Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a frac-tional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all re-spects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expendi-tures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains. (See discussion under "Dividends, Capital Gains Dis-tributions and Taxes" in the Prospectuses.) The amounts of any income divi-dends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of the Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectuses.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the respective Portfolio of the Fund at net as-set value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income div-idends in cash and capital gains distributions in additional shares at net as-set value) or the Cash Option (both income dividends and capital gains distri-butions in cash) has been elected. An account statement is sent to sharehold-ers whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with re-spect to its business of investing in such securities or currencies. In addi-tion, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's an-nual gross income.

  The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the NWQ Portfolios and the Financial Highlights for the respective periods presented which appear in the Portfolios' 1996 An-nual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this SAI.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (53.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.4%)
 Boeing Co. .................................................  4,300 $   410,113
 Sundstrand Corp. ...........................................  5,800     233,450
 United Technologies Corp....................................  2,600     334,750
                                                                     -----------
                                                                         978,313
--------------------------------------------------------------------------------
BASIC RESOURCES (3.1%)
 Champion International Corp.................................  4,600     200,100
 Cyprus Amax Minerals Co. ...................................  3,850      87,107
 IMC Global, Inc. ........................................... 13,500     506,250
 Weyerhaeuser Co. ...........................................  2,150      98,632
                                                                     -----------
                                                                         892,089
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.4%)
 Dun & Bradstreet Corp.......................................  2,100     121,538
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (10.5%)
 BW/IP, Inc..................................................    925      12,488
 Case Corp...................................................  6,600     306,900
 Caterpillar, Inc............................................ 10,450     717,132
 Cooper Industries, Inc......................................  3,400     136,850
 Deere & Co.................................................. 13,500     563,625
 Foster Wheeler Corp.........................................  6,200     254,200
 Ingersoll-Rand Co........................................... 10,700     445,388
 Kennametal, Inc.............................................  3,000     102,000
 Trinity Industries, Inc.....................................  5,000     173,125
 York International Corp.....................................  5,950     287,832
                                                                     -----------
                                                                       2,999,540
--------------------------------------------------------------------------------
CHEMICALS (3.9%)
 Air Products & Chemical, Inc................................  2,650     159,000
 Dow Chemical Co.............................................  4,100     318,775
 Du Pont (E.I.) de Nemours & Co..............................  3,100     287,525
 Grace (W.R.) & Co...........................................  6,300     333,900
                                                                     -----------
                                                                       1,099,200
--------------------------------------------------------------------------------

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 CONSUMER DURABLES (4.8%)
  Black & Decker Corp........................................  6,500 $  242,938
  Echlin, Inc................................................  7,600    247,950
  Exide Corp.................................................  9,550    248,300
  General Motors Corp. ......................................  7,550    406,756
  Maytag Corp. .............................................. 12,000    238,500
                                                                     ----------
                                                                      1,384,444
-------------------------------------------------------------------------------
 ELECTRONICS (2.7%)
  Emerson Electric Co........................................  4,500    400,500
  General Electric Co........................................    600     58,050
  General Signal Corp........................................  1,700     69,275
  Grainger (W.W.), Inc.......................................  3,300    244,613
                                                                     ----------
                                                                        772,438
-------------------------------------------------------------------------------
 ENERGY (5.5%)
  Coastal Corp. .............................................  1,050     45,150
  Dresser Industries, Inc. ..................................  6,100    200,538
 *Ensco International, Inc. .................................  4,600    198,950
  Halliburton Co.............................................  6,850    387,882
 *McDermott (J.Ray) S.A......................................  7,900    214,288
 *Noble Drilling Corp. ......................................  6,200    115,475
 *Reading & Bates Corp.......................................  5,000    143,750
  Tidewater, Inc.............................................  6,200    271,250
                                                                     ----------
                                                                      1,577,283
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (9.1%)
  Allstate Corp..............................................  5,500    308,687
  American International Group, Inc..........................  2,050    222,681
  Bank of New York Co., Inc.................................. 10,000    331,250
  Bear Stearns Cos., Inc. ...................................  8,400    198,450
  Chase Manhattan Corp.......................................  3,000    257,250
  Comerica, Inc. ............................................  2,800    148,750
  General RE Corp............................................  2,550    375,488
  Highlands Insurance Group..................................    145      2,864
  National City Corp.........................................  9,925    430,497
  Norwest Corp...............................................  7,500    329,062
                                                                     ----------
                                                                      2,604,979
-------------------------------------------------------------------------------

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 HEALTH CARE (1.2%)
  Columbia/HCA Healthcare Corp............................... 9,300  $  332,475
-------------------------------------------------------------------------------
 METALS (2.0%)
 *Alumax, Inc................................................ 4,900     157,412
 *Bethlehem Steel Corp....................................... 3,200      26,000
  Reynolds Metals Co......................................... 3,600     202,500
  USX-US Steel Group, Inc. .................................. 6,750     183,938
                                                                     ----------
                                                                        569,850
-------------------------------------------------------------------------------
 MULTI-INDUSTRY (2.0%)
  Loews Corp................................................. 4,600     380,075
  Minnesota Mining & Manufacturing Co........................ 2,550     195,394
                                                                     ----------
                                                                        575,469
-------------------------------------------------------------------------------
 TECHNOLOGY (2.9%)
  AMP, Inc................................................... 2,850      96,544
  Honeywell, Inc. ........................................... 1,400      86,975
  Texas Instruments, Inc..................................... 7,450     358,531
  Thomas & Betts Corp........................................ 6,700     283,913
                                                                     ----------
                                                                        825,963
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.0%)
  AT&T Corp.................................................. 2,900     101,138
  GTE Corp................................................... 4,250     179,031
                                                                     ----------
                                                                        280,169
-------------------------------------------------------------------------------
 TRANSPORTATION (1.4%)
  Burlington Northern, Inc. ................................. 3,400     280,075
  CSX Corp. ................................................. 3,000     129,375
                                                                     ----------
                                                                        409,450
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $14,361,262)......................        15,423,200
-------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
-------------------------------------------------------------------------------
 HEALTH CARE (0.0%)
 Fresenius Medical Care AG (COST $79)........................   800         104
-------------------------------------------------------------------------------

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (10.9%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES
 6.125%, 5/31/97....................................... $  600,000 $   602,132
 5.625%, 1/31/98.......................................  1,000,000     999,804
 8.00%, 8/15/99........................................     25,000      26,320
 6.375%, 8/15/02.......................................    200,000     202,164
 5.875%, 2/15/04.......................................    500,000     488,281
 7.25%, 5/15/04........................................    750,000     792,188
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,081,458).....              3,110,889
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (36.6%)
-------------------------------------------------------------------------------
U.S. TREASURY BILLS (18.8%)
**5.08%, 12/19/96......................................  1,000,000     993,270
**5.21%, 4/10/97.......................................  2,000,000   1,954,934
**5.25%, 4/24/97.......................................  2,500,000   2,438,012
                                                                   -----------
                                                                     5,386,216
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (17.8%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $5,113,792
  collateralized by $4,942,279 of various U.S. Treasury
  Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
  $5,113,012...........................................  5,113,000   5,113,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,499,219)........             10,499,216
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%) (COST $27,942,018)(A).......             29,033,409
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)...................               (410,418)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $28,622,991
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements
 *  Non-Income Producing Security.
** Interest rates disclosed for U.S. Treasury Bills represent effective yield at October 31, 1996.
(a) The cost for federal income tax purposes was $27,942,018. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,091,391. This consisted of aggregate gross unrealized appreciation for all securities of $1,320,182 and aggregate gross unrealized deprecia-tion for all securities of $228,791.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (7.0%)
 Boeing Co. ..................................................   800  $   76,300
 Sundstrand Corp. ............................................ 1,700      68,425
 United Technologies Corp.....................................   650      83,688
                                                                      ----------
                                                                         228,413
--------------------------------------------------------------------------------
BASIC RESOURCES (4.1%)
 Champion International Corp.................................. 1,200      52,200
 IMC Global, Inc. ............................................ 1,050      39,375
 Weyerhaeuser Co..............................................   950      43,581
                                                                      ----------
                                                                         135,156
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (16.3%)
 BW/IP, Inc...................................................   225       3,038
 Case Corp....................................................   300      13,950
 Caterpillar, Inc............................................. 2,025     138,966
 Cooper Industries, Inc....................................... 1,450      58,362
 Deere & Co................................................... 3,300     137,775
 Foster Wheeler Corp..........................................   300      12,300
 Ingersoll-Rand Co............................................ 1,750      72,844
 Kennametal, Inc.............................................. 1,100      37,400
 Trinity Industries, Inc......................................   625      21,641
 York International Corp......................................   800      38,700
                                                                      ----------
                                                                         534,976
--------------------------------------------------------------------------------
CHEMICALS (7.5%)
 Air Products & Chemical, Inc................................. 1,650      99,000
 Dow Chemical Co..............................................   600      46,650
 Du Pont (E.I.) de Nemours & Co...............................   500      46,375
 Grace (W.R.) & Co............................................ 1,025      54,325
                                                                      ----------
                                                                         246,350
--------------------------------------------------------------------------------
CONSUMER DURABLES (7.8%)
 Black & Decker Corp.......................................... 1,000      37,375
 Echlin, Inc.................................................. 1,600      52,200
 Exide Corp................................................... 1,450      37,700

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 CONSUMER DURABLES--(CONTINUED)
  General Motors Corp. ....................................... 1,675  $   90,241
  Maytag Corp. ............................................... 2,000      39,750
                                                                      ----------
                                                                         257,266
--------------------------------------------------------------------------------
 ELECTRONICS (3.5%)
  Emerson Electric Co.........................................   550      48,950
  General Electric Co.........................................   175      16,931
  General Signal Corp.........................................   800      32,600
  Grainger (W.W.), Inc. ......................................   200      14,825
                                                                      ----------
                                                                         113,306
--------------------------------------------------------------------------------
 ENERGY (10.1%)
  Coastal Corp. ..............................................   875      37,625
  Dresser Industries, Inc. ................................... 2,025      66,572
 *Ensco International, Inc. .................................. 1,400      60,550
  Halliburton Co..............................................   575      32,559
 *McDermott (J.Ray) S.A....................................... 1,600      43,400
 *Noble Drilling Corp. ....................................... 2,800      52,150
  Tidewater, Inc..............................................   900      39,375
                                                                      ----------
                                                                         332,231
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (17.2%)
  Allstate Corp............................................... 1,300      72,962
  American International Group, Inc...........................   600      65,175
  Bank of New York Co., Inc................................... 2,400      79,500
  Bear Stearns Cos., Inc...................................... 1,400      33,075
  Chase Manhattan Corp........................................   700      60,025
  General RE Corp.............................................   375      55,219
  Highlands Insurance Group...................................    57       1,126
  National City Corp. ........................................ 1,775      76,991
  Norwest Corp................................................ 2,750     120,656
                                                                      ----------
                                                                         564,729
--------------------------------------------------------------------------------
 HEALTH CARE (2.0%)
  Columbia/HCA Healthcare Corp................................ 1,800      64,350
--------------------------------------------------------------------------------

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 METALS (5.7%)
 *Alumax, Inc. .............................................. 1,775  $    57,022
 *Bethlehem Steel Corp. ..................................... 3,100       25,187
  Reynolds Metals Co. .......................................   900       50,625
  USX-US Steel Group, Inc. .................................. 2,000       54,500
                                                                     -----------
                                                                         187,334
--------------------------------------------------------------------------------
 MULTI-INDUSTRY (3.7%)
  Loews Corp. ...............................................   600       49,575
  Minnesota Mining & Manufacturing Co. ......................   925       70,878
                                                                     -----------
                                                                         120,453
--------------------------------------------------------------------------------
 TECHNOLOGY (7.2%)
  AMP, Inc. ................................................. 1,100       37,262
  Honeywell, Inc. ...........................................   700       43,488
  Texas Instruments, Inc. ................................... 2,200      105,875
  Thomas & Betts Corp. ...................................... 1,200       50,850
                                                                     -----------
                                                                         237,475
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.0%)
  AT&T Corp. ................................................   925       32,260
  GTE Corp. .................................................    50        2,106
                                                                     -----------
                                                                          34,366
--------------------------------------------------------------------------------
 TRANSPORTATION (1.8%)
  Burlington Northern, Inc. .................................   525       43,247
  CSX Corp. .................................................   350       15,094
                                                                     -----------
                                                                          58,341
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $2,662,552).......................          3,114,746
--------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
 HEALTH CARE
  Fresenius Medical Care AG (COST $20).......................   225           29
--------------------------------------------------------------------------------

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due 11/1/96,
  to be repurchased at $160,025, collateralized by $154,658
  of various U.S. Treasury Notes, 5.875%-7.75%, due
  3/31/99-11/30/99, valued at $160,000 (COST $160,000)..... $160,000 $  160,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (COST $2,822,572)(A).............           3,274,775
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)........................               8,636
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................          $3,283,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements
 * Non-Income Producing Security
(a) The cost for federal income tax purposes was $2,830,688. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $444,087. This consisted of aggregate gross unrealized appreciation for all securities of $537,040 and aggregate gross unrealized depreciation for all securities of $92,953.

NWQ PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                             NWQ     NWQ VALUE
                                                          BALANCED     EQUITY
                                                          PORTFOLIO  PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................... $27,942,018 $2,822,572
                                                         =========== ==========
 Investments, at Value.................................. $29,033,409 $3,274,775
 Cash...................................................         448        629
 Interest Receivable....................................      64,942         25
 Receivable for Portfolio Shares Sold...................      43,962      3,155
 Receivable for Investments Sold........................      25,829      8,610
 Dividends Receivable...................................      14,979      4,264
 Receivable due from Investment Adviser.................       3,518     22,210
 Other Assets...........................................         438        101
-------------------------------------------------------------------------------
  Total Assets..........................................  29,187,525  3,313,769
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......................     485,450        --
 Distribution and Service Fees Payable .................      18,147        --
 Payable for Portfolio Shares Redeemed..................      15,209        --
 Payable for Administrative Fees........................       8,504      5,662
 Payable for Custodian Fees.............................       2,976      1,585
 Payable for Directors' Fees............................         637        377
 Other Liabilities......................................      33,611     22,734
-------------------------------------------------------------------------------
  Total Liabilities.....................................     564,534     30,358
-------------------------------------------------------------------------------
NET ASSETS.............................................. $28,622,991 $3,283,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................................ $27,361,173 $2,716,857
 Undistributed Net Investment Income....................      59,394      5,515
 Accumulated Net Realized Gain..........................     111,033    108,836
 Unrealized Appreciation................................   1,091,391    452,203
-------------------------------------------------------------------------------
NET ASSETS.............................................. $28,622,991 $3,283,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets............................................. $ 8,624,239 $3,283,411
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 25,000,000)..................................     696,290    232,434
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     12.39 $    14.13
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................................. $19,998,752        --
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000)..................................   1,616,886        --
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     12.37        --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                 NWQ                    NWQ
                                               BALANCED             VALUE EQUITY
                                              PORTFOLIO              PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.........................           $  119,123              $ 56,122
 Interest..........................              316,540                 6,655
--------------------------------------------------------------------------------
  Total Income.....................              435,663                62,777
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees....................... $ 80,598              $ 20,776
  Less: Fees Waived................  (80,598)        --    (20,776)        --
                                    --------              --------
 Administrative Fees--Note C.......               95,007                72,798
 Audit Fees........................               14,791                12,032
 Registration and Filing Fees......               28,701                24,957
 Printing Fees.....................               17,134                12,019
 Custodian Fees--Note D............                7,185                 4,573
 Directors' Fees--Note G...........                2,614                 2,249
 Distribution and Service Plan
  Fees--Note E:
  Institutional Service Class......               18,147                   --
 Other Expenses....................                1,549                 4,168
 Fees Assumed by Adviser--Note B...              (49,877)             (102,159)
--------------------------------------------------------------------------------
  Total Expenses...................              135,251                30,637
 Expense Offset--Note A............               (1,189)                 (953)
--------------------------------------------------------------------------------
  Net Expenses.....................              134,062                29,684
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..............              301,601                33,093
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...              111,335               108,836
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.........................              841,697               435,937
--------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS......              953,032               544,773
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULT-
 ING FROM OPERATIONS...............           $1,254,633              $577,866
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................... $   301,601  $   91,602
 Net Realized Gain.......................................     111,335      30,065
 Net Change in Unrealized Appreciation/Depreciation......     841,697     267,319
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations...   1,254,633     388,986
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class....................................    (178,657)    (80,541)
  Institutional Service Class............................     (80,539)        --
 Net Realized Gain--Institutional Class..................     (29,997)        --
----------------------------------------------------------------------------------
  Total Distributions....................................    (289,193)    (80,541)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE I:
 Institutional Class:
  Issued--Regular........................................   7,412,068   6,274,336
    --In Lieu of Cash Distributions......................     208,650      80,541
  Redeemed...............................................  (4,990,173) (2,913,538)
----------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares............   2,630,545   3,441,339
----------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued--Regular........................................  21,033,336         --
    --In Lieu of Cash Distributions......................      80,539         --
  Redeemed...............................................  (1,420,979)        --
----------------------------------------------------------------------------------
 Net Increase from Institutional Service Class Shares....  19,692,896         --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...........  22,323,441   3,441,339
----------------------------------------------------------------------------------
 Total Increase..........................................  23,288,881   3,749,784
Net Assets:
 Beginning of Period.....................................   5,334,110   1,584,326
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $59,394 and $16,225, respectively)........... $28,622,991  $5,334,110
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on January 22, 1996.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   33,093   $   10,679
 Net Realized Gain......................................     108,836        2,485
 Net Change in Unrealized Appreciation/Depreciation.....     435,937       17,095
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations..     577,866       30,259
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (31,968)      (6,943)
 Net Realized Gain......................................      (2,209)         --
----------------------------------------------------------------------------------
  Total Distributions...................................     (34,177)      (6,943)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE I:
 Issued--Regular........................................     950,630    2,266,718
   --In Lieu of Cash Distributions......................      34,153        6,944
 Redeemed...............................................    (709,280)     (86,058)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........     275,503    2,187,604
----------------------------------------------------------------------------------
 Total Increase.........................................     819,192    2,210,920
Net Assets:
 Beginning of Period....................................   2,464,219      253,299
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $5,515 and $4,114, respectively)............  $3,283,411   $2,464,219
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            INSTITUTIONAL SERVICE
                            INSTITUTIONAL CLASS SHARES          CLASS SHARES
                          --------------------------------- ---------------------
                           YEARS ENDED
                           OCTOBER 31,     AUGUST 2, 1994**  JANUARY 22, 1996***
                          ---------------         TO                 TO
                           1996     1995   OCTOBER 31, 1994   OCTOBER 31, 1996
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 11.24  $ 9.84       $10.00             $ 11.57
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.31    0.32         0.06                0.21
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     1.21    1.40        (0.19)               0.78
---------------------------------------------------------------------------------
  Total from Investment
   Operations...........     1.52    1.72        (0.13)               0.99
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..    (0.30)  (0.32)       (0.03)              (0.19)
 Net Realized Gain......    (0.07)    --           --                  --
---------------------------------------------------------------------------------
  Total Distributions...    (0.37)  (0.32)       (0.03)              (0.19)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 12.39  $11.24       $ 9.84             $ 12.37
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN+...........    13.68%  17.80%       (1.30)%              8.60%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....  $ 8,624  $5,334       $1,584             $19,999
Ratio of Expenses to
 Average Net Assets.....     1.01%   1.04%        1.00%*              1.41%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     2.79%   3.30%        3.59%*              2.39%*
Portfolio Turnover
 Rate...................       31%     31%           1%                 31%
Average Commission Rate
 #......................  $0.0717     N/A          N/A             $0.0717
---------------------------------------------------------------------------------
Voluntary Waived Fees
 and Expenses Assumed by
 the Advisor Per Share..  $  0.14  $ 0.26       $ 0.21             $  0.09
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.00%   1.00%         N/A              1.40%*
---------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations.
*** Initial offering of Institutional Service Class shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED
                                          OCTOBER 31,     SEPTEMBER 21, 1994**
                                         ---------------           TO
                                          1996     1995     OCTOBER 31, 1994
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 11.65  $ 9.98         $10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................    0.14    0.12           0.01
 Net Realized and Unrealized Gain (Loss)
  on Investments........................    2.49    1.65#         (0.03)
------------------------------------------------------------------------------
  Total from Investment Operations......    2.63    1.77          (0.02)
------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..................   (0.14)  (0.10)           --
 Net Realized Gain......................   (0.01)    --             --
------------------------------------------------------------------------------
  Total Distributions...................   (0.15)  (0.10)           --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......... $ 14.13  $11.65         $ 9.98
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN+...........................   22.69%  17.84%         (0.20)%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)... $ 3,283  $2,464         $  253
Ratio of Expenses to Average Net
 Assets.................................    1.03%   1.21%          1.00%*
Ratio of Net Investment Income to
 Average Net Assets.....................    1.11%   1.39%          1.36%*
Portfolio Turnover Rate.................      25%      4%             0%
Average Commission Rate##............... $0.0705     N/A            N/A
------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Advisor Per Share....... $  0.52  $ 0.82         $ 1.06
Ratio of Expenses to Average Net Assets
 Including Expense Offsets..............    1.00%   1.00%           N/A
------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had the Advisor not waived and assumed certain expenses during the periods.
 # The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchase of Portfolio shares in relation to fluctuating market value of the invest-ments of the portfolio.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                NWQ PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are regis-tered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio and NWQ Value Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At Oc-tober 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institu-tional Class Shares and Institutional Service Class Shares. As of October 31, 1996, only the NWQ Balanced Portfolio has issued Institutional Service Class Shares. Both classes of shares have identical voting, dividend, liquidation and other rights. The objectives of the NWQ Portfolios are as follows:

  NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO seeks to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting poli-cies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the ex-change where the security is primarily traded. Over-the-counter and un-listed equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods deter-mined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repur-chase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase

                                NWQ PORTFOLIOS
  transaction exceeds one business day, the value of the collateral is moni-tored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Com-mission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agree-ments. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distribu-tions resulted in reclassifications as follows:

                                                                     ACCUMULATED
                                                      UNDISTRIBUTED      NET
                                                      NET INVESTMENT  REALIZED
   NWQ PORTFOLIOS                                         INCOME     GAIN (LOSS)
   --------------                                     -------------- -----------
   Balanced..........................................      $764         $(764)
   Value Equity......................................       276          (276)

  Current year permanent book-tax differences are not included in ending un-distributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identifica-tion method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on secu-rities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the port-folios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been in-creased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.70% of each

                                NWQ PORTFOLIOS

Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep each Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.00% of average daily net assets for each Portfolio's Institutional Class Shares and 1.40% of average daily net assets for the NWQ Balanced Portfolio's Institutional Service Class Shares until February 28, 1997.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent serv-ices to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% and 0.04% of average daily net assets for the NWQ Balanced Portfolio and NWQ Value Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund account-ing, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC:

                                                     ADMINISTRATION PORTION PAID
NWQ PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Balanced............................................    $56,561       $51,719
Value Equity........................................     41,135        40,457

Prior to April 15, 1996, CGFSC served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

                                NWQ PORTFOLIOS

For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
NWQ PORTFOLIOS                                                         FEES
--------------                                                    --------------
Balanced.........................................................    $38,446
Value Equity.....................................................     31,663

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accor-dance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the fol-lowing:

NWQ PORTFOLIOS                                                    CUSTODIAN FEES
--------------                                                    --------------
Balanced.........................................................     $2,104
Value Equity.....................................................      1,171

As of October 31, 1996, all of these amounts are unpaid.

E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distribu-tor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfo-lios. The NWQ Balanced Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 un-der the Investment Company Act of 1940. Under the Plan, the NWQ Balanced Port-folio may not incur distribution and service fees which exceed an annual rate of 0.75% of the NWQ Balanced Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the NWQ Balanced Portfolio's net assets. The NWQ Balanced Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets. The NWQ Balanced Portfolio's Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations. The Dis-tributor does not receive any fee or other compensation with respect to the NWQ Value Equity Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

NWQ PORTFOLIOS                                               PURCHASES   SALES
--------------                                              ----------- --------
Balanced................................................... $12,077,628 $620,301
Value Equity...............................................   1,034,425  711,763

Purchases and sales of long-term U.S. Government securities were $3,395,977 and $2,198,064, respectively, for NWQ Balanced Portfolio. There were no pur-chases or sales of long-term U.S. Government securities for NWQ Value Equity Portfolio.

G. DIRECTORS' FEE: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Board meetings.

                                NWQ PORTFOLIOS

H. LINE OF CREDIT: The NWQ Balanced Portfolio, along with certain other port-folios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended Oc-tober 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: Transactions in capital shares for the Portfolios, by class, were as follows:

                            INSTITUTIONAL CLASS
                                  SHARES          INSTITUTIONAL SERVICE CLASS SHARES
                          ----------------------- ----------------------------------
                          YEAR ENDED  YEAR ENDED          JANUARY 22, 1996*
                          OCTOBER 31, OCTOBER 31,           TO OCTOBER 31,
                             1996        1995                    1996
                          ----------- ----------- ----------------------------------
NWQ BALANCED PORTFOLIO:
Shares Issued...........    625,426     577,931               1,729,243
In Lieu of Cash
 Distributions..........     17,597       7,594                   6,660
Shares Redeemed.........   (421,298)   (271,931)               (119,017)
                           --------    --------               ---------
Net Increase from
 Capital Share
 Transactions...........    221,725     313,594               1,616,886
                           ========    ========               =========
NWQ VALUE EQUITY PORTFO-
 LIO:
Shares Issued...........     72,988     192,799
In Lieu of Cash
 Distributions..........      2,614         623
Shares Redeemed.........    (54,688)     (7,281)
                           --------    --------
Net Increase from
 Capital Share
 Transactions...........     20,914     186,141
                           ========    ========

At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were:

                                                           NO. OF
NWQ PORTFOLIOS                                          SHAREHOLDERS % OWNERSHIP
--------------                                          ------------ -----------
Balanced--Institutional Class..........................       2         65.1%
Balanced--Institutional Service Class..................       4         80.5%
Value Equity...........................................       3         81.2%

At October 31, 1996, 10% of the NWQ Value Equity Portfolio's shares were bene-ficially held by a related party of the Portfolio.
--------
* Initial offering of Institutional Service Class Shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Balanced Portfolio
NWQ Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting princi-ples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial state-ments in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the cus-todian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

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FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the period ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 35.8% and 69.9%, respectively, for NWQ Balanced Portfolio and NWQ Value Equity Portfolio.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:
  AAA -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guar-anteed by the United States, but those institutions are protected by the dis-cretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER
  A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master de-mand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding in-debtedness on the notes. Because variable amount master demand notes are di-rect lending arrangements between a lender and a borrower, it is not generally contemplated that such instru-ments will be traded, and there is no secondary market for these notes, al-though they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfo-lio's investment in variable amount master demand notes, the Adviser's invest-ment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instru-ments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell vari-able rate certificates of deposit in the secondary market. Variable rate cer-tificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    PART B

                                   UAM FUNDS

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                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

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            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Fund" or the "Fund") for the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios' Institutional Class Shares dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  13
Shareholder Services.......................................................  14
Investment Limitations.....................................................  16
Management of the Fund.....................................................  17
Investment Adviser.........................................................  20
Portfolio Transactions.....................................................  21
Administrative Services....................................................  22
Performance Calculations...................................................  23
General Information........................................................  26
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements.......................................................

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios (the "Portfolios") as set forth in the Rice, Hall, James Portfolios' Prospec-tus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable depos-its maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Port-folio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by the funds de-posited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

  (2) Commercial paper and A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securi-ties issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

INVESTMENTS IN FOREIGN SECURITIES
  Investors in the Portfolios should recognize that investing in foreign com-panies involves certain special considerations which are not typically associ-ated with investing in U.S. companies. Since the securities of foreign compa-nies are frequently denominated in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions be-tween various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Portfolios will endeavor to achieve the most favorable execu-tion costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. ex-changes.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Portfolios' investments. How-ever, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of each Portfolio may be affected favor-ably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with con-versions between various currencies. Each Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to pur-chase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no de-posit requirement, and no commissions are charged at any stage for such trades.

  Each Portfolio may enter into forward contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, a Portfolio may desire to "lock-in" the U.S. dollar price of the secu-rity or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, such Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period be-tween the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward con-tract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward con-tracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward con-tracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash or liq-uid securities into a segregated account of each Portfolio in an amount equal to the value of each Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated ac-count declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

  The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same cur-rency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices in-crease, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  Each Portfolio's dealings in forward contracts will be limited to the trans-actions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated secu-rities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS
  The Portfolios may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agen-cy.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, pay-ment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of each Portfolio. The Portfolios will only sell futures contracts to protect securi-ties they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolios will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs in-curred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  Each Portfolio will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of its initial margin deposit on open contracts exceeds 5% of the market value of its total assets. In addi-tion, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Port-folio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be re-quired to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse im-pact on a Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently asso-ciated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures con-tracts have different maturities than such Portfolio's securities being hedged. It is also possible that a Portfolio could lose money on futures con-tracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom such Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial loss-es.

OPTIONS
  Each Portfolio may purchase and sell put and call options on futures con-tracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to ei-ther the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant dif-ferences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

OPTIONS ON FOREIGN CURRENCIES
  Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a de-cline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may pur-chase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securi-ties to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The pur-chase of such options could offset, at least partially, the effects of the ad-verse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign cur-rency options will be reduced by the amount of the premium and related trans-action costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

  Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctu-ations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of port-folio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against an antici-pated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will con-stitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the un-derlying currency at a loss which may not be offset by the amount of the pre-mium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might other-wise have been obtained from favorable movements in exchange rates.

  Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without addi-tional cash consideration (or for additional cash consideration held in a seg-regated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written of (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custo-dian.

  Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign cur-rency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dol-lars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Options on foreign currencies and forward contracts are not traded on con-tract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although for-eign currency options are also traded on certain national securities ex-changes, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading en-vironment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corpo-ration ("OCC"), thereby reducing the risk of counterparty default. Further-more, a liquid secondary market in options traded on a national securities ex-change may be more readily available than in the over-the-counter market, po-tentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market de-scribed above, as well as the risks regarding adverse market movements, mar-gining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For exam-ple, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settle-ment of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of de-livery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, futures contracts, options on futures contracts, forward con-tracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND
FUTURES CONTRACTS
  Except for transactions the Portfolios have identified as hedging transac-tions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regu-lated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recog-nized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, inter-est, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related in-come, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualifica-tion as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the pur-poses of the 30% test.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transac-tions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $2,500 with certain excep-tions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, Decem-ber 25, 1997; and New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank is closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such com-mitment is irrevocable without the prior approval of the Commission. Redemp-tions in excess of the above limits may be paid, in whole or in part, in in-vestment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. Signature guarantees are required for (1) redemptions where the pro-ceeds are to be sent to someone other than the registered shareowner(s) and/or the registered address or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-nature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Rice, Hall, James Portfolios' Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Rice, Hall, James Portfolio may be ex-changed for Institutional Class Shares of the other Rice, Hall, James Portfo-lio. In addition, Institutional Class Shares of each Rice, Hall, James Portfo-lio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor CGFSC, the Fund's Transfer Agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemp-tion of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. The Portfolios' fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of each Portfolio. The Portfolios will not:

  (1)  invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereun-der;

  (4)  underwrite the securities of other issuers;

  (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into options, futures or repurchase transactions;

  (6) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures con-tracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be ex-cluded in computing such 5% and (ii) not more than 20% of the Portfo-lio's assets are invested in stock or bond futures and options;

  (7)  purchase on margin or sell short except as specified in (6) above;

  (8) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  (9) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years. As of December 31, 1996, the Di-rectors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

JOHN T. BENNETT, JR.      Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
Age: 67                   President of Bennet Management Company from
                          1988 to 1993.
PHILIP D. ENGLISH         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec Cor-
Age: 47                   poration and Cyber Scientific, Inc.

WILLIAM A. HUMENUK        Director of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower  delphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54

NORTON H. REAMER*         Director, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Management
Age: 60                   Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square Invest-
Boston, MA 02111          ors Corporation since 1988; Director and
Age: 52                   Chief Executive Officer of H.T. Investors,
                          Inc., formerly a subsidiary of Dewey
                          Square.

WILLIAM H. PARK*         Vice President of the Fund; Executive Vice
One International Place  President and Chief Financial Officer of
Boston, MA 02110         United Asset Management Corporation.
Age: 49
GARY L. FRENCH*          Treasurer of the Fund; President of UAM
211 Congress Street      Fund Services, Inc. and UAM Fund Distribu-
Boston, MA 02110         tors, Inc.; Vice President of Operations,
Age: 45                  Development and Control of Fidelity Invest-
                         ments in 1995; Treasurer of the Fidelity
                         Group of Mutual Funds from 1991 to 1995.
ROBERT R. FLAHERTY*      Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street      ident of UAM Fund Services, Inc.; former
Boston, MA 02110         Manager of Fund Administration and Compli-
Age: 32                  ance of Chase Global Fund Services Company
                         from 1995 to 1996; Deloitte & Touche LLP
                         from 1985 to 1995, formerly Senior Manager.
MICHAEL DEFAO*           Secretary of the Fund; Vice President and
211 Congress Street      General Counsel of UAM Fund Services, Inc.
Boston, MA 02110         and UAM Fund Distributors, Inc.; Associate
Age: 28                  Attorney of Ropes & Gray (a law firm) from
                         1993 to 1995.
KARL O. HARTMANN*        Assistant Secretary of the Fund; Senior
73 Tremont Street        Vice President and General Counsel of Chase
Boston, MA 02108         Global Funds Services Company; Senior Vice
Age: 41                  President, Secretary and General Counsel of
                         Lelan, O'Brien, Rubenstein Associates, Inc.
                         from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,643               0                 0              $30,500
 Director
J. Edward Day...........     $25,643               0                 0              $30,500
 Former Director
Philip D. English.......     $25,643               0                 0              $30,500
 Director
William A. Humenuk......     $25,643               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of the Portfolios:

  Rice, Hall, James Small Cap Portfolio: Charles Schwab & Co., Inc., FBO Rein-vest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 9.0%*; Hartnet and Co., NANA Regional, Attn: 0173440 070, P.O. Box 92800, Rochester, NY, 8.2%.

  Rice, Hall, James Small/Mid Cap Portfolio: Juanita Whisenand, Trustee, FBO Whisenand Family Trust, 2406 Vallecitos Court, La Jolla, CA, 26.8%*; Jean Hahn, GST Exemption Trust under Trustee, Hahn Family Trust, P.O. Box 2009, Rancho Santa Fe, CA, 19.7%*; Bank of America, Custodian, Helen A. Clarke & C. Dixon Clarke Trustees, Clarke Family Trust, Mutual Fund Dept., P.O. Box 3577, Termonlay Annex, Los Angeles, CA, 13.1%*; Mitchell Stuart Little and Stephanie
S. Little, Trustees, FBO Little Family Trust, P.O. Box 7249, Rancho Santa Fe, CA, 5.9%*.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Rice, Hall, James & Associates (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980, for the purpose of acquiring and owning firms engaged primarily in institutional in-vestment management. Since its first acquisition in August, 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

RICE, HALL, JAMES SMALL CAP PORTFOLIO
  The Adviser applies a value oriented approach to small capitalization growth stocks. The Rice, Hall, James Small Cap Portfolio is constructed through bot-tom up research where stocks selected must possess catalysts -- positive fun-damental changes which the Adviser believes should lead to greater investor recognition and, subsequently, higher stock prices. The Price Earnings ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamentals or the catalyst occur.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

  The Adviser practices a fundamentally driven bottom up research approach. This approach focuses on identifying stocks of growth companies that are sell-ing at a discount to the companies' projected earnings growth rates. Specifi-cally, the Adviser requires that candidates for inclusion in the Portfolio have price/earnings ratios that are lower than the 3 to 5 year projected earn-ings growth rate. In addition, the stocks must possess catalysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates that are generally not an-ticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or indus-try restructures, regulatory change, end market expansion, etc. Most impor-tantly, the Adviser must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. Stocks are sold when they reach their upside target, violate the present downside limit or when a deterioration of the fundamental assump-tions or catalysts occurs.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: University of Kansas Endowment, San Diego Society of Natural History, American Business Products, City of San Diego and California Western School of Law.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to each Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   Rice, Hall, James Small Cap Portfolio.................................. 0.75%
   Rice, Hall, James Small/Mid Cap Portfolio.............................. 0.80%

  For the period from July 1, 1994 (commencement of operations) to October 31, 1994, the Rice, Hall, James Small Cap Portfolio paid advisory fees of $10,000 which the Adviser waived. For the fiscal years ended October 31, 1995 and 1996, the Portfolio paid advisory fees of approximately $85,000 and $197,797, respectively. During this period, the Adviser voluntarily waived advisory fees of approximately $15,000 and $0, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the bro-ker effecting the transaction. It is not the

Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884 respective-ly.

  Some securities considered for investment by a Portfolio may also be appro-priate for other clients served by the Adviser. If purchases or sales of secu-rities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfo-lios and clients in a manner deemed fair and reasonable by the Adviser. Al-though there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  The Board of Directors of the Fund approved a new Fund Administration Agree-ment, effective April 15, 1996, between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Funds Service Agreement between UAM Fund Services, Inc. ("UAMFSI") and CGFSC dated April 15, 1996. The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Services Company, provided certain administra-tive services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 bil-lion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a desig-nated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  For the period from July 1, 1994 (commencement of operation) to October 31, 1994 and for the fiscal years ended October 31, 1995 and 1996, administrative fees paid by Rice, Hall, James Small Cap Portfolio totaled approximately $9,000, $52,000 and $88,251, respectively. Of the fees paid during the year ended October 31, 1996, Rice, Hall, James Small Cap Portfolio paid $81,427 to CGFSC and $6,824 to UAMFSI. The services provided by the Administrator and the basis of the current fees pay-able to the Administrator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of stan-dardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain stan-dardized performance information computed as required by the Commission. Aver-age annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  The average annual total rates of return for the Institutional Class Shares of the Rice, Hall, James Small Cap Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                      SINCE INCEPTION
                                           ONE YEAR       THROUGH
                                             ENDED         YEAR         ENDED
                                          OCTOBER 31,   OCTOBER 31,   INCEPTION
                                             1996          1996         DATE
                                          ----------- --------------- ---------
Rice, Hall, James Small Cap Portfolio....    19.43%        31.52%      7/1/94

  These figures are calculated according to the following formula:

  P(1 +T )/n/ = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Institutional Class Shares of the Rice, Hall, James Small/Mid Cap Portfolio were first offered as of November 1, 1996. Accordingly, no total return fig-ures are available.

COMPARISONS
  To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) S&P Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of Febru-ary 1995), liquidity and industry group representation. It is a mar-ket-weighted index with each stock affecting the index in proportion to its market value.

  (d) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (e) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (f) Lipper--Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (g) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.


  (j) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (l) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 Index -- consists of the smallest 2,000 companies in the Russell 3000 Index, a U.S. equity index of the 3,000 large U.S. compa-nies, with an average market capitalization of $1.74 billion.

  (p) Russell Midcap Index -- consists of the smallest 800 companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

  (q) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (r) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (s) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (w) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other aver-ages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
--------------------------------------------------------------------------------
BANKS (10.6%)
 *AmeriCredit Corp..........................................  30,000 $   570,000
 Bank of Commerce/San Diego.................................  10,000     200,000
 Cole Taylor Financial Group, Inc...........................  25,000     750,000
 Granite Financial, Inc.....................................  35,000     280,000
 IMC Mortgage Co............................................  10,000     370,000
 *Jayhawk Acceptance Corp...................................  27,500     381,562
 *Surety Capital Corp....................................... 100,000     456,250
 UnionBancorp, Inc. ........................................  48,000     564,000
                                                                     -----------
                                                                       3,571,812
--------------------------------------------------------------------------------
BASIC RESOURCES (6.5%)
 Harmon Industries, Inc.....................................  37,000     629,000
 Layne, Inc. ...............................................  45,000     551,250
 *Park-Ohio Industries......................................  25,000     375,000
 Universal Stainless & Alloy Products, Inc. ................  30,000     247,500
 *Whitehall Corp. ..........................................  10,000     390,000
                                                                     -----------
                                                                       2,192,750
--------------------------------------------------------------------------------
CONSTRUCTION (2.0%)
 Cavalier Homes, Inc........................................  18,937     352,702
 Diamond Home Services, Inc. ...............................  15,000     330,000
                                                                     -----------
                                                                         682,702
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.3%)
 Keystone Automotive Industries, Inc........................  45,000     590,625
 RockShox, Inc..............................................  31,800     401,475
 *TurboChef, Inc. ..........................................  40,000     445,000
                                                                     -----------
                                                                       1,437,100
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (1.1%)
 Carson, Inc................................................  10,000     162,500
 Unimark Group, Inc.........................................  20,000     190,000
                                                                     -----------
                                                                         352,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY (11.2%)
 3-D Geophysical, Inc........................................ 18,000 $   144,000
 *Belden & Blake Corp........................................ 33,500     862,625
 *Cairn Energy USA, Inc...................................... 75,000     778,125
 Dreco Energy Services Ltd.--Series A........................ 28,500     748,125
 HS Resources, Inc. ......................................... 57,000     855,000
 Midcoast Energy Resources, Inc.............................. 35,000     350,000
                                                                     -----------
                                                                       3,737,875
--------------------------------------------------------------------------------
HEALTH CARE (14.6%)
 *Alcide Corp................................................  5,000      98,750
 Algos Pharmaceutical Corp...................................  3,000      37,500
 Alkermes, Inc............................................... 10,000     132,500
 Alternative Living Services, Inc............................ 40,000     575,000
 Andrx Corp.................................................. 20,000     270,000
 *Biomira, Inc............................................... 70,000     468,125
 Cardiovascular Diagnostics, Inc............................. 25,000     106,250
 Cohr, Inc................................................... 17,000     416,500
 Curative Health Services, Inc............................... 20,000     455,000
 Global Pharmaceutical Corp.................................. 35,000     301,875
 LanVision Systems, Inc...................................... 37,000     305,250
 Life Medical Sciences, Inc.................................. 40,000     205,000
 Meridian Diagnostics, Inc................................... 40,000     410,000
 ResMed, Inc. ............................................... 30,000     487,500
 Sterile Recoveries, Inc..................................... 20,000     285,000
 Tri-Point Medical Corp...................................... 15,000     101,250
 *UROHEALTH Systems, Inc., Class A........................... 22,000     217,250
                                                                     -----------
                                                                       4,872,750
--------------------------------------------------------------------------------
INDUSTRIAL (8.1%)
 *ABC Rail Products Corp..................................... 20,000     295,000
 Advanced Lighting Technologies, Inc......................... 31,000     581,250
 *Benchmark Electronics, Inc................................. 23,000     681,375
 Bonded Motors, Inc.......................................... 25,000     181,250
 Excel Industries, Inc....................................... 27,000     408,375
 *Intelect Communications Systems Ltd........................ 50,000     306,250
 Meadow Valley Corp.......................................... 70,000     253,750
                                                                     -----------
                                                                       2,707,250
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (4.9%)
 Chartwell Re Corp........................................... 15,000 $   380,625
 E. W. Blanch Holdings, Inc.................................. 20,000     412,500
 Meadowbrook Insurance Group, Inc............................ 10,000     255,000
 Superior National Insurance Group, Inc...................... 50,000     593,750
                                                                     -----------
                                                                       1,641,875
--------------------------------------------------------------------------------
RETAIL (8.5%)
 CML Group, Inc.............................................. 53,000     258,375
 Garden Fresh Restaurant Corp................................ 28,000     259,000
 *Kenneth Cole Productions, Inc., Class A.................... 25,000     412,500
 Marks Bros. Jewelers, Inc................................... 10,000     222,500
 Piercing Pagoda, Inc........................................ 25,000     550,000
 Rock Bottom Restaurants, Inc................................ 23,500     243,813
 *Sports & Recreation, Inc................................... 20,000     172,500
 Stage Stores, Inc........................................... 40,000     730,000
                                                                     -----------
                                                                       2,848,688
--------------------------------------------------------------------------------
SERVICES (7.0%)
 *Daisytek International Corp................................  7,000     267,750
 Dynamex, Inc. .............................................. 50,000     537,500
 Rental Service Corp......................................... 20,000     445,000
 Source Services Corp........................................ 35,000     577,500
 StaffMark, Inc.............................................. 40,000     520,000
                                                                     -----------
                                                                       2,347,750
--------------------------------------------------------------------------------
TECHNOLOGY (9.3%)
 Affinity Technology Group, Inc.............................. 25,000     181,250
 *Boca Research, Inc......................................... 35,000     424,375
 *Butler International, Inc.................................. 55,000     570,625
 Cybex Computer Products Corp................................ 30,000     510,000
 *Identix, Inc............................................... 40,000     325,000
 *Insituform Technologies, Inc., Class A..................... 50,000     331,250
 Qlogic Corp................................................. 30,000     461,250
 *Southern Electronics Corp.................................. 20,000     187,500
 TALX Corp................................................... 15,000     108,750
                                                                     -----------
                                                                       3,100,000
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.7%)
 *Coherent Communications Systems Corp..................     30,000 $   581,250
 *Comarco, Inc..........................................     46,000     741,750
  Metro One Telecommunications..........................     26,400     257,400
 *World Access, Inc.....................................     45,000     337,500
                                                                    -----------
                                                                      1,917,900
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $28,451,861)....................................             31,410,952
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $1,597,248,
   collateralized by $1,543,677 of various U.S. Treasury
   Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
   $1,597,004 (COST $1,597,000)......................... $1,597,000   1,597,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
  (COST $30,048,861) (A)................................             33,007,952
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%).....................                480,439
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $33,488,391
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $30,049,810. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,958,142. This consisted of aggregate gross unrealized appreciation for all securities of $4,346,870 and aggregate gross unrealized depreciation for all securities of $1,388,728.

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $30,048,861
                                                                    ===========
 Investments, at Value............................................. $33,007,952
 Cash..............................................................         464
 Receivable for Investments Sold...................................     563,125
 Receivable for Portfolio Shares Sold..............................      68,841
 Dividends Receivable..............................................       1,510
 Interest Receivable...............................................         248
 Other Assets......................................................       1,043
-------------------------------------------------------------------------------
  Total Assets.....................................................  33,643,183
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................      90,150
 Payable for Investment Advisory Fees..............................      20,981
 Payable for Administrative Fees...................................       8,159
 Payable for Custodian Fees........................................       5,753
 Payable for Directors' Fees.......................................         691
 Other Liabilities.................................................      29,058
-------------------------------------------------------------------------------
  Total Liabilities................................................     154,792
-------------------------------------------------------------------------------
NET ASSETS......................................................... $33,488,391
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $27,348,382
 Accumulated Net Realized Gain.....................................   3,180,918
 Unrealized Appreciation...........................................   2,959,091
-------------------------------------------------------------------------------
NET ASSETS......................................................... $33,488,391
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000).........................................   2,128,582
 Net Asset Value, Offering and Redemption Price Per Share.......... $     15.73
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest............................................................ $   92,600
 Dividends...........................................................     63,144
---------------------------------------------------------------------------------
  Total Income.......................................................    155,744
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B....................................    197,797
 Administrative Fees--Note C.........................................     88,251
 Registration and Filing Fees........................................     21,202
 Printing Fees.......................................................     18,773
 Custodian Fees--Note D..............................................     14,239
 Audit Fees..........................................................     12,286
 Directors' Fees--Note G.............................................      2,958
 Other...............................................................      7,264
---------------------------------------------------------------------------------
  Total Expenses.....................................................    362,770
 Expense Offset--Note A..............................................     (1,900)
---------------------------------------------------------------------------------
  Net Expenses.......................................................    360,870
---------------------------------------------------------------------------------
NET INVESTMENT LOSS..................................................   (205,126)
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.....................................  3,396,281
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS.....................................................    733,634
---------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS........................................  4,129,915
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $3,924,789
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss.................................. $  (205,126) $   (84,315)
 Net Realized Gain....................................   3,396,281    3,474,879
 Net Change in Unrealized Appreciation/Depreciation...     733,634    1,698,396
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations........................................   3,924,789    5,088,960
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................         --        (4,212)
 In Excess of Net Investment Income...................         --        (4,272)
 Net Realized Gain....................................  (3,317,853)         --
--------------------------------------------------------------------------------
  Total Distributions.................................  (3,317,853)      (8,484)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................  13,453,557    5,696,673
 --In Lieu of Cash Distributions......................   3,273,715        8,484
 Redeemed.............................................  (2,755,914)    (162,961)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........  13,971,358    5,542,196
--------------------------------------------------------------------------------
 Total Increase.......................................  14,578,294   10,622,672
Net Assets:
 Beginning of Period..................................  18,910,097    8,287,425
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $0 and $0, respectively)................. $33,488,391  $18,910,097
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
   Shares Issued......................................     865,521      458,928
   In Lieu of Cash Distributions......................     242,677          794
   Shares Redeemed....................................    (171,457)     (11,639)
--------------------------------------------------------------------------------
                                                           936,741      448,083
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEARS ENDED          JULY 1,
                                                 OCTOBER 31,         1994** TO
                                               -----------------    OCTOBER 31,
                                                1996      1995         1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $ 15.87   $ 11.14      $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)................    (0.10)    (0.07)       0.01
 Net Realized and Unrealized Gain............     2.73      4.81        1.13
-------------------------------------------------------------------------------
  Total From Investment Operations...........     2.63      4.74        1.14
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......................      --      (0.01)        --
 In Excess of Net Investment Income..........      --      (0.00)#       --
 Net Realized Gain...........................    (2.77)      --          --
-------------------------------------------------------------------------------
  Total Distributions........................    (2.77)    (0.01)        --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............  $ 15.73   $ 15.87      $11.14
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.................................    19.43 %   42.59 %+    11.40%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........  $33,488   $18,910      $8,287
Ratio of Expenses to Average Net Assets......     1.37 %    1.40 %      1.40%*
Ratio of Net Investment Income (Loss) to
  Average Net Assets.........................    (0.78)%   (0.63)%      0.30%*
Portfolio Turnover Rate......................      181 %     180 %         5%
Average Commission Rate##....................  $0.0509       N/A         N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by
  the Adviser Per Share......................      N/A   $  0.01      $ 0.05
Ratio of Expenses to Average Net Assets
  Including Expense Offsets..................     1.37 %    1.40 %       N/A
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 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 #  Value is less than 0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc., and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objective of the Rice, Hall, James Small Cap Portfolio is to provide maximum capital appre-ciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturi-ties of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and secu-rities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
  liquidate the collateral and apply the proceeds in satisfaction of the ob-ligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments of net op-erating losses.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $205,126 to increase net operat-ing losses, with a decrease to accumulated net realized gain of $205,126.

    Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net as-sets. Custodian fees for the Portfolio have been increased to include ex-pense offsets for custodian balance credits.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.40% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $54,066 from the Portfolio as Administrator of which $47,242 was paid to CGFSC for their services.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,185 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $4,122, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $54,572,752 and sales of $44,756,659 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio

  In our opinion, the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 9, 1996



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FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

  For the year ended October 31, 1996, the percentage of dividends that qual-ify for the 70% dividend received deduction for corporate shareholders is 1.1%.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS
  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa--judged to be the best quality; carry the smallest degree of investment risk: Aa--judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa--considered as lower medium grade obliga-tions, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA--highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade ob-ligations, and in the majority of instances differs from AAA issues only in small degree; A--regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB--re-garded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obliga-tions which may be present or may arise as a result of public interest ques-tions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolios will agree to repurchase such instruments, at the Portfolios' option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S.

In addition, with respect to certain foreign countries, there is the possibil-ity of expropriation or confiscatory taxation, political or social instabili-ty, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

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                    SAMI PREFERRED STOCK INCOME PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

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            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the SAMI Preferred Stock Income Portfolio's Institutional Class Shares dated Janu-ary 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                                TABLE CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   8
Shareholder Services.......................................................   9
Investment Limitations.....................................................  10
Management of the Fund.....................................................  11
Investment Adviser.........................................................  14
Portfolio Transactions.....................................................  14
Administrative Services....................................................  15
Performance Calculations...................................................  16
General Information........................................................  20
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements.......................................................

                       INVESTMENT OBJECTIVE AND POLICIES

  The following discussion supplements the discussion of the investment objec-tive and policies of the SAMI Preferred Stock Income Portfolio (the "Portfo-lio") as set forth in the Portfolio's Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal De-posit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Port-folio;

  (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury, These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

RISKS PARTICULAR TO THE PUBLIC UTILITIES INDUSTRY
  The public utilities industries are subject to various uncertainties, in-cluding: difficulty in obtaining adequate returns on invested capital; fre-quent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environ-mental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing util-ity debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for re-sale; special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such con-struction and operation and the possibility of imposition of additional gov-ernmental requirements for construction and operation; and the effects of en-ergy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommuni-cations companies and the uncertainties resulting from such companies' diver-sification into new domestic and international businesses, as well as agree-ments by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the en-terprise.

FUTURES CONTRACTS
  The Portfolio may enter into futures contracts, options and options on futures contracts for the purposes of hedging, remaining fully invested and reducing trans-actions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regu-lated under the Commodity Exchange Act by the Commodity Futures Trading Com-mission ("CFTC"), a U.S. Government Agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Portfolio will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. The Portfo-lio's outstanding obligations to purchase securities under these contracts may be 100% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insuf-ficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin de-posit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedg-ing purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfo-lio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures con-tracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bank-ruptcy of a broker with whom the Portfolio has an open position in a futures contract.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  Except for transactions the Portfolio has identified as hedging transac-tions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regu-lated futures contracts as of the end of the year as well as those actually realized during the year. In most cases any gains or loss recognized with re-spect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or losses, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are in-tended to hedge against a change in the value of securities held by the Port-folio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income de-rived from loans of securities, and gains from the sale of securities of for-eign currencies, or other income derived with respect to its business invest-ing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is antici-pated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid real-izing excessive gains on securities held for less than three months, the Port-folio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recog-nized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures trans-actions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES
  Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $2,500 with certain excep-tions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; additional investment for all accounts, $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Ex-change (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Ex-change is open after proper receipt. The Exchange will be closed on the fol-lowing days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, Septem-ber 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

REDEMPTIONS
  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming share-holder would normally incur brokerage expenses if these securities were con-verted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

  SIGNATURE GUARANTEES -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Sig-nature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clear-ing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a sig-nature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Serv-ices" in the SAMI Preferred Stock Income Portfolio Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Ex-change requests should be made by calling the Fund (1-800-638-7983) or by writing to the UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other re-strictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolio is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Portfolio to another person by mak-ing a written request to the Fund. The request should clearly identify the ac-count and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemp-tion of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The SAMI Preferred Stock Income Portfolio is subject to the following re-strictions, which are non-fundamental, and which may be changed by the Fund's Board of Directors upon reasonable notice to investors. Investment limitation
(3) is classified as fundamental. The Portfolio's fundamental investment limi-tation cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions sup-plement the investment objective and policies set forth in the Portfolio's Prospectus. The Portfolio will not:

  (1) invest in commodities, except for hedging, liquidity and related pur-poses as provided in the Prospectus and herein;

  (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into options, futures or repurchase transactions;

  (4) purchase on margin or sell short;

  (5) purchase or retain securities of an issuer if those Officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  (6) underwrite the securities of other issuers or invest more than an ag-gregate of 10% of the total assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, in-cluding repurchase agreements having maturities of more than seven days (until further notice, as an undertaking for state securities registration purposes in Wisconsin, the Portfolio will limit such in-vestments to 5% or less of its total assets, determined at the time of investment);

  (7) invest for the purpose of exercising control over management of any company;

  (8) acquire any securities of companies within one industry, other than the utilities industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a tempo-rary defensive position; and

  (9) write or acquire options or interests in oil, gas or other mineral ex-ploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

JOHN T. BENNETT, JR.      Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
Age: 67                   President of Bennett Management Company
                          from 1988 to 1993.
PHILIP D. ENGLISH         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec Cor-
Age: 47                   poration and Cyber Scientific, Inc.
WILLIAM A. HUMENUK        Director of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower  delphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age: 54

NORTON H. REAMER*        Director, President and Chairman of the
One International Place  Fund; President, Chief Executive Officer
Boston, MA 02110         and a Director of United Asset Management
Age: 60                  Corporation; Director, Partner or Trustee
                         of each of the Investment Companies of the
                         Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*   Director of the Fund; President and Chief
One Financial Center     Investment Officer of Dewey Square Invest-
Boston, MA 02111         ors Corporation since 1988; Director and
Age: 52                  Chief Executive Officer of H.T. Investors,
                         Inc., formerly a subsidiary of Dewey
                         Square.
WILLIAM H. PARK*         Vice President of the Fund; Executive Vice
One International Place  President and Chief Financial Officer of
Boston, MA 02110         United Asset Management Corporation.
Age: 49
GARY L. FRENCH*          Treasurer of the Fund; President of UAM
211 Congress Street      Fund Services, Inc. and UAM Fund Distribu-
Boston, MA 02110         tors, Inc.; Vice President of Operations,
Age: 45                  Development and Control of Fidelity Invest-
                         ments in 1995; Treasurer of the Fidelity
                         Group of Mutual Funds from 1991 to 1995.
ROBERT R. FLAHERTY*      Assistant Treasurer of the Fund; Vice
211 Congress Street      President of UAM Fund Services, Inc.;
Boston, MA 02110         former Manager of Fund Administration and
Age: 32                  Compliance of Chase Global Fund Services
                         Company from 1995 to 1996; Deloitte &
                         Touche LLP from 1985 to 1995, formerly
                         Senior Manager.
MICHAEL DEFAO*           Secretary of the Fund; Vice President and
211 Congress Street      General Counsel of UAM Fund Services, Inc.
Boston, MA 02110         and UAM Fund Distributors, Inc.; Associate
Age: 28                  Attorney of Ropes & Gray (a law firm) from
                         1993 to 1995.
KARL O. HARTMANN*        Assistant Secretary of the Fund; Senior
73 Tremont Street        Vice President and General Counsel of Chase
Boston, MA 02108         Global Funds Services Company; Senior Vice
Age: 41                  President, Secretary and General Counsel of
                         Lelan, O'Brien, Rubenstein Associates, Inc.
                         from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
As of December 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Di-rectors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Com-plex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON    FUND COMPLEX PAID
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT       TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- ------------------- ---
John T. Bennett, Jr. ...    $ 25,463               0                 0              $30,500
 Director
J. Edward Day...........    $ 25,463               0                 0              $30,500
 Former Director
Philip D. English.......    $ 25,463               0                 0              $30,500
 Director
William A. Humenuk......    $ 25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996 the following persons or organizations owned of rec-ord or beneficially 5% or more of the shares of the Portfolio:

  Kansas City Power & Light Company, Kansas City, MO, 28.8%; Intercoast Capi-tal Company, Wilmington, DE, 17.9%; Bank of America Illinois, FBO Sisters of St. Francis Health Svc. Inc., Retirement Trust dated 01/01/76, Los Angeles, CA, 15.9%; and Intercoast Capital Company, Wilmington, DE, 13.1%. M Life In-surance Company, Attn: Larlyn Lacro, 205 SE Spokane St., Portland, OR, 11.1%; KLT Investments Inc., 1201 Walnut 21st Fl., Kansas City, MO, 5%.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to control (as that term is defined in the 1940
Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter re-quiring the approval of shareholders of the Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Spectrum Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional in-vestment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to re-tain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser has been managing diversified hedged preferred stock portfolios for major institutional investors since 1987. Focused exclusively on preferred stocks, Spectrum's three senior executives have a total of nearly 50 years of experience in this specialized market. The firm uses sophisticated, proprie-tary pricing and hedging models, in addition to the expertise of its invest-ment professionals, to develop strategies which take advantage of market inef-ficiencies and opportunities while mitigating the effect of interest rate movements on the capital value of the Portfolio.

ADVISORY FEES
  For the fiscal years ended October 31, 1994, 1995, and 1996, the Portfolio paid advisory fees of $535,000, $385,000, and $173,576, respectively. During the year ended October 31, 1996, the Advisor voluntarily waived advisory fees of approximately $60,615.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996 the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  The Portfolio may place a portion of its portfolio transactions with the Ad-viser, which is a registered broker. Transactions placed with the Adviser are subject to procedures adopted and supervised by the Board of Directors. For the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid commissions of approximately $177,000, $58,000 and $21,000, respectively, to the Adviser for transactions placed through its brokerage facilities.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI"), and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in com-bined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfo-lio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, 1995 and 1996, administra-tive services fees paid to the Administrator by the SAMI Preferred Stock In-come Portfolio totaled $90,000, $78,000 and $85,405, respectively. Of the fees paid during the year ended October 31, 1996, the Portfolio paid $74,344 to CGFSC and $11,061 to UAMFSI. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Port-folio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis. The average annual total rates of return for the SAMI Preferred Stock Income Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein, are as follows:

                                          ONE YEAR   SINCE INCEPTION
                                            ENDED      THROUGH YEAR
                                         OCTOBER 31,      ENDED       INCEPTION
                                            1996     OCTOBER 31, 1996    DATE
                                         ----------- ---------------- ---------
SAMI Preferred Stock Income Portfolio...    8.17%         4.73%        6/23/92

  These figures were calculated according to the following formula:

  P(1 + T)n = ERV
where:
     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD
  Current yield reflects the income per share earned by the Portfolio's in-vestment.

  The current yield of the Portfolio is determined by dividing the net invest-ment income per share earned during a 30-day base period by the maximum offer-ing price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the SAMI Preferred Stock Income Portfo-lio for the 30-day period ended October 31, 1995 was 5.84%.

  This figure was obtained using the following formula:

  Yield = 2[(a - b + 1)/6/-1]
             -----
              cd

where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period

TAXABLE EQUIVALENT YIELD
  In addition to its standardized performance quotations, the SAMI Preferred Stock Income Portfolio may from time to time quote a non-standardized perfor-mance figure for taxable equivalent yield. Taxable equivalent yield represents the return that a corporate tax-paying investor qualifying for the 70% divi-dends received deduction would need to earn on a fully taxable investment in order to achieve an equivalent after-tax yield during a specified time period. For the twelve months ended October 31, 1996, the SAMI Preferred Stock Income Portfolio's taxable equivalent yield was 10.82%. This figure was calculated using the following formula:

A Given Quarter = [(DI X (1 - CT X DRD)/(1 - CT)) + (I-E) + Net Realized and
                   Unrealized Capital Gains]
              -----------------------------------------------------------------
                                  Average Net Assets During Quarter

Taxable Equivalent Yield = [(Q1 + 1) X(Q2 + 1) X (Q3 + 1) X (Q4 + 1)] -- 1

where:

    DI = dividend income from domestic equity securities subject to the dividends received deduction for qualifying investors, CT = corporate income tax rate,
   DRD = dividends received deduction,
     I = interest and dividend income not subject to the dividends re-
         ceived deduction,
     E = expenses and fees incurred during the period, Q1 = 1st Quarter,
    Q2 = 2nd Quarter,
    Q3 = 3rd Quarter, and
    Q4 = 4th Quarter.

  The formula used to derive taxable equivalent yield is in accordance with the acceptable methods set forth by the Association of Investment Management and Research ("AIMR").

COMPARISONS
  To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may dis-cuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe. Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Salomon 1-3 Year Treasury Index -- The Salomon 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

  (l) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial

      Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assur-ance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Di-rectors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

  The shares of each Portfolio of the Fund, when issued and paid for as pro-vided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative vot-ing rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains (see discussion under "Dividends, Capital Gains Distri-butions and Taxes" in each Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of the Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in each Prospectus.

  As set forth in each Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign curren-cies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be lim-ited to less than 30% of the Portfolio's annual gross income.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the SAMI Preferred Stock Income Portfolio for the fiscal period ended October 31, 1996 and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1996 Annual Re-port to Shareholders, and the report thereon of Price Waterhouse LLP, indepen-dent accountants, also appearing therein, are attached to this SAI.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
PREFERRED STOCKS (97.1%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (10.8%)
 BankAmerica Corp., Series K, 8.375%.........................  20,000 $ 520,000
 Chase Manhattan Corp.-New, Series M, 8.40%..................  10,000   261,250
 Fleet Financial Group, Inc., Series VI, 6.75%...............  10,000   501,250
 Household International, Series 92-A, 8.25%.................  43,000 1,171,750
 Morgan Stanley Group, Inc., 7.75%...........................   5,000   262,500
 Republic NY Corp., Series C, $1.94..........................  10,300   260,590
                                                                      ---------
                                                                      2,977,340
-------------------------------------------------------------------------------
INDUSTRIAL (3.1%)
 Ford Motor Co., Series B, 8.25%.............................  31,700   859,863
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.7%)
 McDonald's Corp., Series E, 7.72%...........................  17,700   457,987
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.8%)
 GTE Florida, Inc., Series A, $1.25..........................  10,750   204,519
-------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (80.7%)
 Alabama Power Co., 4.52%....................................   4,465   311,434
 Alabama Power Co., 6.40%....................................  13,600   327,828
 Appalachian Power Co., 7.80%................................   3,500   370,125
 Atlantic City Electric Co., 4.75%...........................   8,800   611,600
 Baltimore Gas & Electric Co., 6.99%.........................  11,000 1,157,750
 Central Illinois Light Co., 5.85%...........................  10,000 1,012,500
 Empire District Electric Co., 8.125%........................ 115,365 1,211,333
 Florida Power & Light Co., Series U, 6.75%..................  11,000 1,150,875
 Georgia Power Co., $4.92....................................   6,210   465,905
 Gulf Power Co., 5.16%.......................................   1,638   125,962
 Hawaiian Electric Co., Series R, 8.75%......................   5,270   554,668
 Indiana Michigan Power Co., 6.875%..........................   5,000   526,250
 Indianapolis Power & Light Co., 8.20%.......................   7,310   741,965
 Jersey Central Power & Light Co., 8.65%.....................   2,500   261,875
 Kentucky Utility Co., 6.53%.................................  12,330 1,246,871
 Montana Power Co., $6.875...................................  10,500 1,084,125
 NICOR, Inc., 4.48%..........................................  28,000 1,106,000

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES     VALUE+
--------------------------------------------------------------------------------
PREFERRED STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (CONTINUED)
 Pacific Enterprises, Inc., $4.36..........................  21,130   $1,420,993
 Phillips Gas Co., Series A, 9.32%.........................  44,340    1,152,840
 PSI Energy Co., 6.875%....................................  11,900    1,246,525
 Public Service Electric & Gas Co., 4.08%..................  14,615      906,495
 Puget Sound Power & Light Co., 4.84%......................   3,200      255,200
 Southern California Edison Co., 4.24%.....................  76,300    1,266,580
 Southern California Edison Co., 6.05%.....................   5,000      498,750
 Union Electric Co., $4.56.................................  15,800    1,102,050
 UtiliCorp United, Inc., $2.05.............................   2,200       56,210
 Virginia Electric & Power Co., $7.05......................   7,500      796,875
 Wisconsin Power & Light Co., 4.76%........................   6,300      472,657
 WPS Resources Corp., 6.88%................................   7,500      774,375
                                                                      ----------
                                                                      22,216,616
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (COST $25,290,776)                                                  26,716,325
--------------------------------------------------------------------------------
                                                             NO. OF
                                                            CONTRACTS
--------------------------------------------------------------------------------
PURCHASED PUT OPTIONS (0.4%)
--------------------------------------------------------------------------------
 *U.S. Treasury Bond expiring 3/1/97, strike price $108....      10        9,062
 *U.S. Treasury Bond expiring 3/1/97, strike price $110....       2        2,906
 *U.S. Treasury Bond expiring 3/1/97, strike price $112....      38       85,500
--------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS
  (COST $108,997)..........................................               97,468
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT    VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due 11/1/96,
   to be repurchased at $255,040, collateralized by
   $246,486 of various U.S. Treasury Notes, 5.875%-7.75%,
   due 3/31/99-11/30/99, valued at $255,000
   (COST $255,000)......................................... $255,000 $   255,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%)
  (COST $25,654,773)(A)....................................           27,068,793
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)........................              459,169
--------------------------------------------------------------------------------
NET ASSETS (100%)..........................................          $27,527,962
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+See Note A to Financial Statements.
*Non-Income Producing Security.
(a) The cost for federal income tax purposes was $25,654,773. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,414,020. This consisted of aggregate gross unrealized appreciation for all securities of $1,468,766 and aggregate gross unrealized depreciation for all securities of $54,746.

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $25,654,773
                                                                   ===========
 Investments, at Value............................................ $27,068,793
 Cash.............................................................         917
 Margin Deposit on Futures Contracts..............................     400,000
 Dividends Receivable.............................................     161,661
 Other Assets.....................................................       1,177
-------------------------------------------------------------------------------
  Total Assets....................................................  27,632,548
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Daily Variation Margin on Futures....................      53,031
 Payable for Investment Advisory Fees.............................       9,448
 Payable for Administrative Fees..................................       7,119
 Payable for Custodian Fees.......................................       2,643
 Payable for Directors' Fees......................................         698
 Other Liabilities................................................      31,647
-------------------------------------------------------------------------------
  Total Liabilities...............................................     104,586
-------------------------------------------------------------------------------
NET ASSETS........................................................ $27,527,962
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $34,065,466
 Undistributed Net Investment Income..............................     155,978
 Accumulated Net Realized Loss....................................  (7,469,566)
 Unrealized Appreciation..........................................     776,084
-------------------------------------------------------------------------------
NET ASSETS........................................................ $27,527,962
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
   25,000,000)....................................................   2,946,997
 Net Asset Value, Offering and Redemption Price Per Share......... $      9.34
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF OPERATIONS

                                                                    YEAR ENDED
                                                                    OCTOBER 31,
                                                                       1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................................           $ 2,332,441
 Interest................................................               106,435
--------------------------------------------------------------------------------
  Total Income...........................................             2,438,876
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................. $234,191
  Less: Fees Waived......................................  (60,615)     173,576
                                                          --------
 Administrative Fees--Note C.............................                85,405
 Printing Fees...........................................                24,194
 Registration and Filing Fees............................                17,554
 Audit Fees..............................................                12,857
 Custodian Fees--Note D..................................                 7,567
 Directors' Fees--Note G.................................                 3,034
 Legal Fees..............................................                 2,767
 Other Expenses..........................................                 7,216
--------------------------------------------------------------------------------
  Total Expenses.........................................               334,170
 Expense Offset--Note A..................................                  (755)
--------------------------------------------------------------------------------
  Net Expenses...........................................               333,415
--------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................             2,105,461
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.............................................               813,992
 Futures.................................................              (234,255)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)...........................               579,737
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments.............................................              (544,896)
 Futures.................................................               465,000
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION..............................               (79,896)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.....               499,841
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           $ 2,605,302
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  2,105,461  $  3,867,442
 Net Realized Gain (Loss)............................       579,737    (6,100,707)
 Net Change in Unrealized Appreciation/Depreciation..       (79,896)    5,514,224
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.......................................     2,605,302     3,280,959
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (2,176,090)   (4,279,000)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................     4,747,638     4,051,752
   --In Lieu of Cash Distributions...................     1,740,608     4,248,750
 Redeemed............................................   (13,178,408)  (64,734,168)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.......    (6,690,162)  (56,433,666)
----------------------------------------------------------------------------------
 Total Decrease......................................    (6,260,950)  (57,431,707)
Net Assets:
 Beginning of Period.................................    33,788,912    91,220,619
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $155,978 and $226,607,
   respectively).....................................  $ 27,527,962  $ 33,788,912
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................       515,084       443,571
 In Lieu of Cash Distributions.......................       191,511       465,772
 Shares Redeemed.....................................    (1,428,353)   (7,063,332)
----------------------------------------------------------------------------------
                                                          (721,758)    (6,153,989)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     JUNE 23,
                                 YEARS ENDED OCTOBER 31,             1992** TO
                             ------------------------------------   OCTOBER 31,
                              1996      1995     1994      1993        1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................  $  9.21   $  9.29  $  9.98   $ 10.09     $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income.....     0.58      0.67     0.60      0.60        0.14
 Net Realized and
   Unrealized Gain (Loss)..     0.14     (0.08)   (0.71)    (0.07)       0.03
-------------------------------------------------------------------------------
  Total From Investment
    Operations.............     0.72      0.59    (0.11)     0.53        0.17
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....    (0.59)    (0.67)   (0.58)    (0.61)      (0.08)
 In Excess of Net Realized
   Gain....................      --        --       --      (0.03)        --
-------------------------------------------------------------------------------
  Total Distributions......    (0.59)    (0.67)   (0.58)    (0.64)      (0.08)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD...................  $  9.34   $  9.21  $  9.29   $  9.98     $ 10.09
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN...............     8.17%+    6.67%   (1.15)%    5.47%+      1.70%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (Thousands)..............  $27,528   $33,789  $91,221   $49,671     $23,904
Ratio of Expenses to
  Average Net Assets.......     0.99%     0.98%    0.89%     0.82%       0.97%*
Ratio of Net Investment
  Income to Average Net
  Assets...................     6.26%     7.03%    6.45%     6.10%       6.36%*
Portfolio Turnover Rate....       77%       44%      65%      144%         16%
Average Commission Rate #..  $0.0302       N/A      N/A       N/A         N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share........  $  0.02       N/A      N/A   $  0.01     $  0.02
Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets..................     0.99%     0.98%     N/A       N/A         N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain expenses not been waived and expenses assumed during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The SAMI Pre-ferred Stock Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the SAMI Preferred Stock Income Portfolio is to provide a high level of dividend income consistent with capital preservation.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Exchange listed preferred securities for which market quotations are readily available may be valued at the last quoted sales price as of the close of business on the day the valuation is made by the primary exchange on which the securities are traded. Under proce-dures approved by the Board of Directors, fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market or if there is no actively quoted market price, the securi-ties may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    At October 31, 1996, the Portfolio had available $8,119,031 of capital loss carryover for Federal income tax purposes, which will expire October 31, 2003. For the year ended October 31, 1996, the Portfolio utilized cap-ital loss carryovers for Federal income tax purposes of $1,123,458.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of

                     SAMI PREFERRED STOCK INCOME PORTFOLIO
  the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and op-tions contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write cov-ered options on securities it owns or in which it may invest to increase its current returns.

    The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    The Portfolio had the following futures contracts open at October 31, 1996:

                                                                NET UNREALIZED
                            NUMBER OF  AGGREGATE   EXPIRATION    APPRECIATION
   CONTRACTS                CONTRACTS FACE VALUE      DATE      (DEPRECIATION)
   ---------                --------- ----------- ------------- --------------
   Sales:
   U.S. Treasury Long
     Bond..................    119    $13,447,000 December 1996   $(552,469)
   U.S. Treasury 10 Year
     Note..................     25      2,740,625 December 1996     (85,467)
                                                                  ---------
                                                                  $(637,936)
                                                                  =========

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

    5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are ap-portioned among the portfolios of the UAM Funds and AEW Commercial Mort-gage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 0.99% of average daily net assets.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the

                     SAMI PREFERRED STOCK INCOME PORTFOLIO
combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfo-lios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $51,355 from the Portfolio as Administrator of which $40,294 was paid to CGFSC for their services.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,050 from the Portfolio as Administrator.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accor-dance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the bank aggregated $1,830, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

  F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $23,859,288 and sales of $26,913,454 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. CONCENTRATION OF CREDIT: The Portfolio invests primarily in preferred and fixed income securities in the utilities industry. The Portfolio is more sus-ceptible to economic factors adversely affecting the utilities industry than portfolios that are not concentrated in this industry to the same extent.

  I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

  J. OTHER: At October 31, 1996, 87.5% of total shares outstanding were held by 5 record shareholders owning 10% or greater of the aggregate total shares outstanding.

  The Portfolio placed a portion of its portfolio transactions with the Advis-er, which is a registered broker/dealer. The commissions paid to the Adviser for the year ended October 31, 1996 amounted to $20,605. For the year ended October 31, 1996 the Adviser waived a portion of its commissions, amounting to $11,745 for the Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
SAMI Preferred Stock Income Portfolio

  In our opinion, the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SAMI Preferred Stock Income Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with gener-ally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

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FEDERAL TAX INFORMATION (UNAUDITED)

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 100.0%.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:
  AAA -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indi-cates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating catego-ries except in the AAA, CC, C, CI and D categories.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instru-mentalities which have been established or sponsored by the United States Gov-ernment.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the U.S. Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guar-anteed by the United States, but those institutions are protected by the dis-cretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER
  The Portfolio may invest in commercial paper (including variable amount mas-ter demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not ex-ceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately re-payable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a issuer; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obliga-tions.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods). The borrower is liable for pay-ment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    PART B

                                   UAM FUNDS

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                               SIRACH PORTFOLIOS

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          STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sirach Portfolios' Institutional Class Shares dated January 3, 1997 and the Prospectus relating to the Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios' Institutional Service Class Shares (the "Service Class Shares") dated January 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   7
Shareholder Services.......................................................   8
Investment Limitations.....................................................  10
Management of the Fund.....................................................  12
Investment Adviser.........................................................  16
Service and Distribution Plans.............................................  17
Portfolio Transactions.....................................................  20
Administrative Services....................................................  21
Performance Calculations...................................................  22
General Information........................................................  27
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the Sirach Strategic Balanced, Fixed Income, Growth, Short-Term Reserves, Spe-cial Equity and Equity Portfolios (the "Portfolios') as set forth in the Sirach Portfolios' Prospectuses:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed above.

SHORT-TERM INVESTMENTS
  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal De-posit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Portfolio;

  (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS
  The Sirach Fixed Income Portfolio may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures con-tracts which are standardized as to maturity date and underlying financial in-strument are traded on national futures exchanges. Futures exchanges and trad-ing are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of a Portfolio. The Portfolio will only sell futures contracts to protect securi-ties it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Sirach Fixed Income Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its ini-tial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Sirach Fixed Income Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instru-ments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transac-tion costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in ex-cess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Ad-viser does not believe that the Portfolio is subject to the risks of loss fre-quently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures con-tracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related op-tion.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  Except for transactions the Portfolio has identified as hedging transac-tions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regu-lated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with re-spect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are in-tended to hedge against a change in the value of securities held by the Port-folio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains re-alized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross in-come. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Sirach Fixed Income Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax pur-poses (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distribu-tions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

  Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Cus-todian. The minimum initial investment required is $2,500 with certain excep-tions as may be determined from time to time by officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA in-vestment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the 4:00 p.m. Eastern Time (ET) close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Re-demptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; howev-er, payment will be made wholly in cash unless the Directors believe that eco-nomic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment secu-rities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur broker-age expenses if these securities were converted to cash.

  No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

  SIGNATURE GUARANTEES -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Sig-nature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or reg-istered address; or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-nature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Portfolios' Prospectuses:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Sirach Portfolio may be exchanged for In-stitutional Class Shares of the other Sirach Portfolios and Service Class Shares of each Sirach Portfolio may be exchanged for Service Class Shares of the other Sirach Portfolios. In addition, Institutional Class Shares of each Sirach Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Sirach Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of the Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in a shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder, and the reg-istration of the two accounts will be identical. Requests for exchanges re-ceived prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. ET will be proc-essed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Ex-changes may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The ex-change privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares to another person by making a written re-quest to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered own-ers and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's invest-ment limitations.

  Each Portfolio is subject to the following limitations which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio. Each Portfolio will not:

  (1)  invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (4) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (5) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combina-tion do not exceed 33 1/3% of the Portfolios' total assets (10% for the Sirach Special Equity Portfolio) (including the amount borrowed) less liabilities (exclusive of borrowings);

  (6) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

  (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repur-chase agreements, subject to the limitation described in (d) below and (ii) by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or inter-pretations of the Commission thereunder; and

  (8)  underwrite the securities of other issuers;

  (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into options and futures (for the Sirach Fixed Income Portfolio) or repurchase transactions;

  The following limitations are fundamental policies of the Sirach Special Eq-uity Portfolio and non-fundamental policies of the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income, Sirach Short-Term Reserves and Equity Portfolios. Each of the Portfolios will not:

  (a)  purchase on margin or sell short;

  (b) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  (d) invest more than an aggregate of 10% of the net assets of the Portfo-lio (15% for the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income, Sirach Short-Term Reserves and Equity Portfolios), de-termined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (e) invest for the purpose of exercising control over management of any company;

  (f) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) continuous opera-tions consisting of less than three years; and

  (g) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years. As of December 31, 1996, the Di-rectors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

JOHN T. BENNETT, JR.  College       Director of the Fund; President of Squam
Road -- RFD 3 Meredith, NH 03253    Investment Management Company, Inc. and
Age 67                              Great Island Investment Company, Inc.;
                                    President of Bennett Management Company
                                    from 1988 to 1993.
PHILIP D. ENGLISH                   Director of the Fund; President and Chief
16 West Madison Street Baltimore,   Executive Officer of Broventure Company,
MD 21201 Age 47                     Inc.; Chairman of the Board of Chektec Cor-
                                    poration and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                  Director of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower            delphia office of the law firm Dechert
1717 Arch Street                    Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age 54
NORTON H. REAMER*                   Director, President and Chairman of the
One International Place Boston, MA  Fund; President, Chief Executive Officer
02110 Age 60                        and a Director of United Asset Management
                                    Corporation; Director, Partner or Trustee
                                    of each of the Investment Companies of the
                                    Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*              Director of the Fund; President and Chief
One Financial Center Boston, MA     Investment Officer of Dewey Square Invest-
02111                               ors Corporation since 1988; Director and
Age 52                              Chief Executive Officer of H.T. Investors,
                                    Inc., formerly a subsidiary of Dewey
                                    Square.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

WILLIAM H. PARK*                 Vice President of the Fund; Executive Vice
One International Place Boston,  President and Chief Financial Officer of
MA 02110                         United Asset Management Corporation.
Age 49
GARY L. FRENCH*                  Treasurer of the Fund; President of UAM
211 Congress Street Boston, MA   Fund Services, Inc. and UAM Fund Distribu-
02110                            tors, Inc.; Vice President of Operations,
Age 45                           Development and Control of Fidelity Invest-
                                 ments in 1995; Treasurer of the Fidelity
                                 Group of Mutual Funds from 1991 to 1995.
ROBERT R. FLAHERTY*              Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street Boston, MA   ident of UAM Fund Services, Inc.; former
02110                            Manager of Fund Administration and Compli-
Age 32                           ance of Chase Global Fund Services Company
                                 from 1995 to 1996; Deloitte & Touche LLP
                                 from 1985 to 1995, formerly Senior Manager.
MICHAEL DEFAO*                   Secretary of the Fund, Vice President and
211 Congress Street              General Counsel of UAM Fund Services, Inc.
Boston, MA 02110                 and UAM Fund Distributors, Inc., Associate
Age 28                           Attorney of Ropes & Gray (a law firm) from
                                 1993 to 1995.
KARL O. HARTMANN*                Assistant Secretary of the Fund; Senior
73 Tremont Street                Vice President and General Counsel of Chase
Boston, MA 02108                 Global Funds Services Company; Senior Vice
Age 41                           President, Secretary and General Counsel of
                                 Leland, O'Brien, Rubinstein Associates,
                                 Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securi-ties Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended Oc-tober 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day ... Former     $25,463               0                 0              $30,500
 Director
Philip D. English ......     $25,463               0                 0              $30,500
 Director
William A. Humenuk .....     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of a Portfolio, as noted.

  Sirach Strategic Balanced Portfolio Institutional Class Shares: South Bay Hotel Employees & Restaurant Employees Pension Plan, c/o United Administrative Services, P.O. Box 5057, San Jose, CA, 7.9%; Alaska Bricklayers Retirement Plan, 407 Denali Street, Anchorage, AK, 7.8%; Hartnat & Co., VECO, P.O. Box 4044, Boston, MA, 7%*; Wendel & Co., Tractor & Equipment, c/o The Bank of New York, Mutual Fund Section, P.O. Box 1066, Wall Street Station, New York, NY, 5.5%; U.S. Bank of Washington, Trustee, FBO King County Medical Blue Shield 401(k), c/o U.S. Bank of Oregon, Trust Mutual Funds, P.O. Box 3168, Portland, OR, 5.4%*; National Bank of Alaska, FBO Flight Crew Members Employed by Markair Retirement Plan, P.O. Box 100600, Anchorage, AK, 5.3%*; Huntington Bank, Inc., Trustee, FBO Diocese of Covington and Other Participating Employ-ers, Pen and Investment Plan, P.O. Box 712, Attn: Robert Munninghoff, Coving-ton, KY, 5.0%*.

  Sirach Fixed Income Portfolio Institutional Class Shares: Ciri Foundation, 2600 Cordova Street, Anchorage, AK, 25.8%; Seattle First National Bank, Custo-dian Conner Development, P.O. Box 3577, Terminal Annex, Los Angeles, CA, 15.9%*; Hartnat & Co., VECO, P.O. Box 4044, Boston, MA, 10%*; Robert D. Duggan, 2900 One Union Square, Seattle, WA, 6%; Mithun Partners, Inc., Retire-ment Plan, 414 Olive Way, Suite 500, Seattle, WA, 6.6%; Bruce A. Nordstrom, 1501 Fifth Avenue, Seattle, WA, 6.6%; Hartnet & Co., FBO Catholic Healthcare West Sisters of Mercy, P.O. Box 92800, Rochester, NY, 5.1%*.

-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  Sirach Growth Portfolio Institutional Class Shares: BOB & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 10.7%; Wendel & Co., Tractor & Equipment, P.O. Box 1066, Wall Street Station, New York, NY, 10.7%; Hartnat & Co., VECO, P.O. Box 4044, Boston, MA, 8.9%*; U.S. Bank of Washington Trustee for King Count Medical Blue Shield 401(k), c/o U.S. Bank of Oregon, P.O. Box 3168, Portland, OR, 7.7%*; H.D. Bader & Co., No. S, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5.9%; So. Alaska Carpenters Defined Contribution Pension Plan, Anchorage, AK, 5.6% and H.D. Bader & Co., No. E, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5.3%; Foundation of the University of Medicine & Dentistry of New Jersey, University Heights, 30 Bergan Street, Newark, NJ, 5.2%.

  Sirach Short-Term Reserves Portfolio Institutional Class Shares: So. Alaska Carpenters Defined Contribution Pension Plan, P.O. Box 241266, Anchorage, AK, 43%; Wendel & Co., c/o The Bank of New York, P.O. Box 1066, Wall Street Sta-tion, New York, NY, 18.6%; Hartnat & Co., Trustee, VECO, P.O. Box 4044, Bos-ton, MA, 17%; and U.S. Bank of Washington, Trustee, King County Medical Blue Shield 401(k), c/o U.S. Bank of Oregon, P.O. Box 3168, Portland, OR, 7.3%*.

  Sirach Special Equity Portfolio Institutional Class Shares: The Chase Man-hattan Bank, Trustee, Boeing Co. Voluntary Invest Plan, 3 Chase Metrotech Cen-ter, 6th floor, Brooklyn, NY, 5.9%*; Pitt & Co/Northrup Grummam, Attn: Russ Stamey, BT Services Tennessee, Inc., 648 Grassmere Park Rd., Nashville, TN, 5.7%.

  Sirach Equity Portfolio Institutional Class Shares: U.S. Bank of Washington NA, Trustee, FBO Lane Powell Spears Lubersky, c/o Trust Mutual Funds, P.O. Box 3168, Seattle, WA, 67%; William Park Joseph R. Ramrath, Trustee, FBO UAM, FBO Sirach Profit Sharing Trust, Sirach Capital Management, 3323 One Union SQ, Se-attle, WA, 11.9*%; Tillamook Country Smoker Inc., Pension Plan, P.O. Box 3120, Bay City, WA, 10.8%.

  Sirach Growth Portfolio Service Class Shares: Hartnat, Co., HOAG Memorial Hospital, P.O. Box 92800, Rochester, NY, 37.4%; Hartnat & Co., HOAG Memorial, Conservative Collective, P.O. Box 92800, Rochester, NY, 23.4%; Hartnat & Co., HOAG Memorial Hospital, Aggressive Collective, P.O. Box 92800, Rochester, NY, 13.7%; Hartnat & Co., HOAG Memorial Hospital, Moderate Collective, P.O. Box 92800, Rochester, NY, 13.7%; Hartnat & Co., Allied Waste, P.O. Box 92800, Rochester, NY, 6.2%.

  Sirach Special Equity Portfolio Service Class Shares: Hartnat & Co., Commu-nity Bank, P.O. Box 92800, Rochester, NY, 75.5%; Hartnat & Co., Community Bank, P.O. Box 92800, Rochester, NY, 23.6%.

-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Sirach Capital Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional in-vestment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser specializes in identifying and investing in growth-oriented se-curities which have demonstrated strong earnings acceleration and what the Ad-viser judges to be strong relative price strength and value. The Adviser em-phasizes disciplined security selection in all asset classes. As equity ana-lysts, the Adviser monitors a large list of companies which have passed an initial screening process. The Adviser's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, the Adviser uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing, the Adviser uses disciplined selling tests. Capital protection is an integral part of the Adviser's investment management objective.
  In managing fixed income portfolios, the Adviser regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected in-terest rate volatility. The Adviser also screens for mispriced securities em-phasizing both in-cremental yield and potential price performance. Before any security is pur-chased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Boeing, Honda of America, Nes-tle and United Technologies.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Portfolios' Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percent-age rates to the Portfolios' average daily net assets for the month:

   Sirach Strategic Balanced Portfolio.................................... 0.65%
   Sirach Fixed Income Portfolio.......................................... 0.65%
   Sirach Growth Portfolio................................................ 0.65%
   Sirach Short-Term Reserves Portfolio................................... 0.40%
   Sirach Special Equity Portfolio........................................ 0.70%
   Sirach Equity Portfolio................................................ 0.65%

  For the years ended October 31, 1994, 1995 and 1996, the Sirach Special Eq-uity Portfolio paid advisory fees of approximately $3,501,000, $3,571,000 and $3,404,812, respectively, to the Adviser. For the period from December 1, 1993 (commencement of operations) to October 31, 1994 and for the years ended Octo-ber 31, 1995 and 1996, the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios paid advisory fees of approximately $584,000, $617,000 and $578,683; $0, $6,000 and $0; $502,000,
$595,000 and 793,566; and $5,000, $11,000 and $0, respectively. During the pe-
riod from July 1, 1996 (initial offering) to October 31, 1996, Sirach Equity Portfolio paid advisory fees of $0. During the period from December 1, 1993 to October 31, 1994 and for the years ended October 31, 1995 and 1996, the Ad-viser voluntarily waived advisory fees of approximately $77,000, $82,000 and $105,292; and $78,000, $76,000 and $66,747 for the Sirach Fixed Income and Sirach Short-Term Reserves Portfolios, respectively. During the year ended Oc-tober 31, 1996, the Adviser voluntarily waived advisory fees of approximately $4,898 for the Equity Portfolio.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of the Fund's pay-ment of 0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account record for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share-holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpreta-tions thereof by, the Board of Governors of the Federal Reserve Sys-tem, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Direc-tors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Direc-tors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect fi-nancial interest in such arrangements.

  The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (in-cluding a majority of the disinterested Directors). So long as the arrange-ments with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, in-cluding a majority of the Directors who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the re-lated agreements must be approved annually by the Board of Directors in the same manner, as specified above.

  Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested per-sons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' out-standing voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a major-ity of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make pay-ments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their cli-ents. During the fiscal years ended, October 31, 1994, 1995 and 1996, the en-tire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in each Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Funds Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAM Funds Services, Inc. and Chase Global Funds Services Company. The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund un-der the Fund Administration Agreement are described in the Portfolios' Pro-spectuses. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined as-sets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, 1995 and 1996, administra-tive services fees paid by the Sirach Special Equity Portfolio totaled approx-imately $586,000, $605,000, and $617,933, respectively. During the period from December 1, 1993 to October 31, 1994 and during the fiscal years ended October 31, 1995 and 1996, administrative services fees paid by the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios totaled approximately $116,000, $120,000, and $133,890; $27,000,
$60,000, and $85,627; $95,000, $111,000, and $159,310; and $29,000, $57,000,
and $77,351, respectively. During the period from July 1, 1996 (commencement of operations) to October 31, 1996, the Sirach Equity Portfolio paid adminis-trative fees of $9,454. Of the fees paid during the year ended October 31, 1996, Sirach Equity Portfolio paid $9,168 to CGFSC and $286 to UAMFSI; Sirach Fixed Income Portfolio paid $81,754 to CGFSC and $3,873 to UAMFSI; Sirach Growth Portfolio paid $131,653 to CGFSC and $27,651 to UAMFSI; Sirach Special Equity Portfolio paid $511,951 to CGFSC and $105,982 to UAMFSI; Sirach Short-Term Reserves Portfolio paid $73,908 to CGFSC and $3,443 to UAMFSI; and Sirach Strategic Balanced Portfolio paid $106,742 to CGFSC and $27,143 to UAMFSI. The services provided by the Administrator and the basis of the current fees pay-able to the Administrator are described in the Portfolios' Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Fund may from time to time quote various performance figures to illus-trate past performance of each class of the Fund's Portfolios.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Total return quotations used by each class of the Fund are based on the standardized meth-ods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN
  The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sirach Strategic Bal-anced, Growth and Special Equity Portfolios bear additional service and dis-tribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

  The average annual total rates of return of the Institutional Class Shares of the Sirach Special Equity Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein and the average annual total rates of return of the Institutional Class Shares of the Sirach Fixed Income, Sirach Growth, Sirach Short-Term Reserves and Sirach Strategic Balanced Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                      SINCE INCEPTION
                                                          THROUGH
                               ONE YEAR   FIVE YEARS       YEAR
                                 ENDED       ENDED         ENDED
                              OCTOBER 31, OCTOBER 31,   OCTOBER 31,   INCEPTION
                                 1996        1996          1996         DATE
                              ----------- ----------- --------------- ---------
Sirach Special Equity
  Portfolio Institutional
  Class Shares..............     23.62%      16.12%        16.80%      10/2/89
Sirach Fixed Income
  Portfolio Institutional
  Class Shares..............      4.21%        --           4.72%      12/1/93
Sirach Growth Portfolio
  Institutional Class
  Shares....................     24.52%        --          13.51%      12/1/93
Sirach Short-Term Reserves
  Portfolio Institutional
  Class Shares..............      5.12%        --           4.86%      12/1/93
Sirach Strategic Balanced
  Portfolio Institutional
  Class Shares..............     15.13%        --           9.80%      12/1/93
Sirach Equity Portfolio
  Institutional Class
  Shares....................       --          --           9.80%       7/1/96
Sirach Special Equity
  Portfolio Service Class
  Shares....................       --          --           8.65%      3/22/96
Sirach Growth Portfolio
  Service Class Shares......       --          --           9.87%      3/22/96

  These figures are calculated according to the following formula:

  P(1 + T)n  = ERV
where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

  Service Class Shares of the Sirach Strategic Balanced and Equity Portfolios were not offered as of October 31, 1996. Accordingly, no total return figures are available.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ments. The current yield of the Sirach Short-Term Reserves and Fixed Income Portfolios is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Sirach Short-Term Reserves Portfolio and Sirach Fixed
Income Portfolio for the 30-day period ended October 31, 1996 was 4.90% and 6.11%, respectively.

  These figures were obtained using the following formula:

  Yield = 2[(a - b  + 1)/6/ - 1]
             -----
              cd

WHERE:

  a--dividends and interest earned during the period

  b--expenses accrued for the period (net of reimbursements)

  c--the average daily number of shares outstanding during the period that were entitled to receive income distributions

  d--the maximum offering price per share on the last day of the period.

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) S&P Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of Feb-ruary 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in propor-tion to its market value.

  (d) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average cur-rent yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (g) Morgan Stanley Capital International EAFE Index and World Index--re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securi-ties listed on the stock exchanges of these continents, including North America.

  (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Gov-ernment National Mortgage Association.

  (j) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 is-sues with maturities of 12 years or greater.

  (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced invest-ment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

  (l) Lehman Brothers Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indi-ces. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or interna-tional governments and agencies. All issues are investment grade
       (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income

  (m) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.
  (n) Lehman Brothers Intermediate Government/Corporate Index -- is an un-managed index composed of a combination of the Government and Corpo-rate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or interna-tional governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All re-turns are market value weighted inclusive of accrued income.

  (o) Salomon Brothers 3-Month Treasury Bill Index -- is a return equiva-lent of yield averages of the last three 3-Month Treasury Bill is-sues.

  (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (q) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (r) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (s) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond In-dex.

  (t) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  (u) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (v) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- pub-lications that rate fund performance over specified time periods.

  (w) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (x) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, U.S. Trea-sury bills and inflation.

  (y) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

  (z) Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

  (aa) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assur-ance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Di-rectors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

  Both classes of shares of a Portfolio, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no prefer-ence as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains (see discussion under "Dividends, Capital Gains Distri-butions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of the Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectuses.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of a Portfolio at net asset value (as of the busi-ness day following the record date). This will remain in effect until the Fund is notified by the share-holder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in ad-ditional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account state-ment is sent to shareholders whenever an income dividend or capital gains dis-tribution is paid.

  Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

  In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income, Sirach Short-Term Reserves, Sirach Special Equity and Sirach Equity Portfolios and the Financial Highlights for the respective peri-ods presented, which appear in the Portfolios' 1996 Annual Report to Share-holders, and the report thereon of Price Waterhouse LLP, independent accoun-tants, also appearing therein, are attached to this SAI.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE (21.7%)
 *Accent Software International Ltd........................  73,750 $    580,781
 *CBT Group plc ADR........................................ 154,300    8,544,363
 Citrix Systems, Inc.......................................  65,200    3,586,000
 Clarify, Inc..............................................  63,800    3,074,362
 *Cognos, Inc.............................................. 342,800   10,712,500
 *Compuware Corp........................................... 202,800   10,748,400
 *Electronics Arts, Inc.................................... 154,450    5,782,222
 GT Interactive Software Corp.............................. 176,400    3,340,575
 *Hyperion Software Corp................................... 102,200    2,088,712
 *Inso Corp................................................ 107,500    5,280,938
 *McAfee Associates, Inc................................... 165,050    7,520,091
 *Meridian Data, Inc....................................... 231,600    1,737,000
 *Rational Software Corp................................... 178,400    6,812,650
 Siebel Systems, Inc.......................................  80,750    4,375,641
 *Structural Dynamics Research Corp........................ 525,300    9,291,244
 *Tecnomatix Technologies Ltd.............................. 166,400    2,912,000
 *Veritas Software Corp.................................... 186,050    9,442,037
                                                                    ------------
                                                                      95,829,516
--------------------------------------------------------------------------------
ENERGY (2.0%)
 *Noble Drilling Corp...................................... 183,750    3,422,344
 Transocean Offshore, Inc..................................  88,900    5,622,925
                                                                    ------------
                                                                       9,045,269
--------------------------------------------------------------------------------
ENVIRONMENTAL (5.5%)
 *Tetra Tech, Inc.......................................... 303,250    6,823,125
 *United Waste Systems, Inc................................ 307,400   10,528,450
 *U.S. Filter Corp......................................... 203,800    7,031,100
                                                                    ------------
                                                                      24,382,675
--------------------------------------------------------------------------------
FINANCIAL SERVICES (9.8%)
 Amresco, Inc.............................................. 140,300    2,937,531
 Countrywide Credit Industries, Inc........................ 188,000    5,358,000
 *Envoy Corp............................................... 206,400    7,636,800
 *Imperial Credit Industries, Inc.......................... 394,860    7,082,801

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES--(CONTINUED)
 *Olympic Financial Ltd.................................... 323,300 $  5,132,388
 Southern Pacific Funding Corp............................. 170,800    5,380,200
 The Money Store, Inc...................................... 370,900    9,643,400
                                                                    ------------
                                                                      43,171,120
--------------------------------------------------------------------------------
HEALTH CARE (13.4%)
 Amisys Managed Care Systems............................... 148,900    2,261,419
 Curative Health Services, Inc............................. 307,900    7,081,700
 ESC Medical Systems Ltd................................... 103,800    2,880,450
 *Pediatrix Medical Group Inc.............................. 122,700    4,831,313
 *PhyCor, Inc.............................................. 291,337    8,976,821
 PhyMatrix Corp............................................ 356,000    5,851,750
 *Physician Sales & Service, Inc........................... 367,500    7,763,437
 *Renal Treatment Centers, Inc............................. 208,600    5,580,050
 *Sofamor Danek Group, Inc................................. 170,000    4,675,000
 *Total Renal Care Holdings, Inc........................... 240,400    9,375,600
                                                                    ------------
                                                                      59,277,540
--------------------------------------------------------------------------------
INSURANCE (2.3%)
 American Bankers Insurance Group, Inc..................... 160,900    7,703,087
 *American Travellers Corp.................................  64,800    2,223,450
                                                                    ------------
                                                                       9,926,537
--------------------------------------------------------------------------------
MANUFACTURING (0.6%)
 Hexcel Corp............................................... 133,000    2,427,250
--------------------------------------------------------------------------------
METALS (0.5%)
 Titanium Metals Corp......................................  78,200    2,419,313
--------------------------------------------------------------------------------
PAPER & PACKAGING (0.3%)
 American Pad & Paper Co...................................  63,100    1,183,125
--------------------------------------------------------------------------------
PHARMACEUTICALS (7.3%)
 *Biochem Pharmaceuticals, Inc............................. 216,400    9,237,575
 *Dura Pharmaceuticals, Inc................................ 233,300    8,078,012
 *Express Scripts, Inc., Class A........................... 171,000    4,809,375
 *Gilead Sciences, Inc..................................... 188,600    4,373,163

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS (7.3%)--(CONTINUED)
 *Medicis Pharmaceutical Corp., Class A....................  75,650 $  3,801,413
 *Sequus Pharmaceuticals, Inc.............................. 136,100    1,905,400
                                                                    ------------
                                                                      32,204,938
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
 Sunstone Hotel Investors, Inc............................. 254,400    2,734,800
--------------------------------------------------------------------------------
RETAIL (3.4%)
 *CDW Computer Centers, Inc................................ 112,400    7,053,100
 *Gadzooks, Inc............................................  92,400    2,702,700
 *Just For Feet, Inc....................................... 203,650    5,307,628
                                                                    ------------
                                                                      15,063,428
--------------------------------------------------------------------------------
SERVICES (12.6%)
 *ABR Information Services, Inc............................  39,600    2,727,450
 *Accustaff, Inc........................................... 441,300   11,749,613
 *Apollo Group Inc., Class A...............................  90,600    2,468,850
 *Corporate Express, Inc................................... 278,000    9,121,875
 META Group, Inc........................................... 127,800    3,977,775
 Outdoor Systems, Inc......................................  79,200    3,524,400
 *Robert Half International, Inc........................... 184,700    7,411,086
 TeleSpectrum Worldwide, Inc...............................  87,100    1,486,144
 Universal Outdoor Holdings, Inc........................... 164,200    4,792,588
 *US Office Products Co.................................... 299,800    8,619,250
                                                                    ------------
                                                                      55,879,031
--------------------------------------------------------------------------------
TECHNOLOGY (4.9%)
 *Actel Corp............................................... 144,500    2,555,844
 *APAC Teleservices, Inc...................................  53,900    2,479,400
 *Chips & Technologies Inc.................................  25,600      507,200
 *S3 Inc................................................... 180,800    3,390,000
 Sykes Enterprises, Inc.................................... 105,000    4,830,000
 *Trident Microsystems, Inc................................  25,600      510,400
 *Videoserver, Inc.........................................  99,600    4,687,425
 *VLSI Technology Inc...................................... 153,800    2,653,050
                                                                    ------------
                                                                      21,613,319
--------------------------------------------------------------------------------

PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                           SHARES     VALUE+
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (7.9%)
 *ADC Telecommunications, Inc............................. 187,300 $  12,818,344
 *Comverse Technology, Inc................................ 214,200     7,470,225
 *DSP Communications, Inc.................................  26,700     1,017,937
 *Natural Microsystems Corp...............................  70,000     3,683,750
 Ortel Corp. ............................................. 124,800     2,613,000
 Saville Systems Ireland plc.............................. 174,800     7,527,325
                                                                   -------------
                                                                      35,130,581
--------------------------------------------------------------------------------
TEXTILES & APPAREL (4.3%)
 Abercrombie & Fitch Co., Class A......................... 130,300     2,866,600
 Designer Holdings Ltd. .................................. 254,700     4,871,138
 *Nautica Enterprises, Inc. .............................. 367,200    11,245,500
                                                                   -------------
                                                                      18,983,238
--------------------------------------------------------------------------------
TRANSPORTATION (1.3%)
 Atlantic Coast Airlines, Inc. ........................... 236,800     2,442,000
 *Mesa Air Group, Inc. ................................... 300,700     2,819,062
 Reno Air, Inc. ..........................................  79,800       566,081
                                                                   -------------
                                                                       5,827,143
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $348,085,160).....................................           435,098,823
--------------------------------------------------------------------------------

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                       AMOUNT       VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.2%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/01/96 to be repurchased at $18,723,902,
   collateralized by $18,095,914 of various U.S.
   Treasury Notes, 5.875%-7.75%, due 3/31/99-
   11/30/99, valued at $18,721,044 (COST
   $18,721,000)..................................... $18,721,000 $ 18,721,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
  (COST $366,806,160) (A)...........................              453,819,823
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-2.6%)..........              (11,486,506)
------------------------------------------------------------------------------
NET ASSETS (100%)...................................             $442,333,317
------------------------------------------------------------------------------
------------------------------------------------------------------------------

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depositary Receipt.
(a) The cost for federal income tax purposes was $367,559,872. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $86,259,951. This consisted of aggregate gross unrealized appreciation for all securitiesof $111,803,256 and aggregate gross unrealized depreciation for all securities of $25,543,305.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (85.0%)
--------------------------------------------------------------------------------
BANKS (6.3%)
 BankAmerica Corp........................................... 31,500 $  2,882,250
 Chase Manhattan Corp....................................... 17,300    1,483,475
 Citicorp Bank.............................................. 11,199    1,108,701
 First Bank System, Inc..................................... 30,400    2,006,400
 Washington Federal, Inc. .................................. 63,484    1,527,584
                                                                    ------------
                                                                       9,008,410
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.0%)
 ConAgra, Inc............................................... 35,300    1,760,588
 CPC International, Inc. ................................... 14,400    1,135,800
                                                                    ------------
                                                                       2,896,388
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (1.4%)
 AlliedSignal, Inc.......................................... 30,200    1,978,100
--------------------------------------------------------------------------------
CHEMICALS (1.3%)
 Praxair, Inc............................................... 43,200    1,911,600
--------------------------------------------------------------------------------
CONSUMER STAPLES (2.9%)
 Clorox Co.................................................. 11,500    1,254,937
 Gillette Co................................................ 21,600    1,614,600
 Procter & Gamble Co........................................ 13,500    1,336,500
                                                                    ------------
                                                                       4,206,037
--------------------------------------------------------------------------------
ELECTRONICS (6.6%)
 *Atmel Corp. .............................................. 68,500    1,742,469
 General Electric Co........................................ 35,100    3,395,925
 Honeywell, Inc. ........................................... 39,800    2,472,575
 Thermo Electron Corp. ..................................... 51,150    1,866,975
                                                                    ------------
                                                                       9,477,944
--------------------------------------------------------------------------------
ENERGY (4.6%)
 Halliburton Co. ........................................... 21,200    1,200,450
 Mobil Corp. ............................................... 18,200    2,124,850
 Tidewater, Inc............................................. 38,500    1,684,375
 Williams Cos., Inc. ....................................... 29,500    1,541,375
                                                                    ------------
                                                                       6,551,050
--------------------------------------------------------------------------------

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENVIRONMENTAL (0.6%)
 *United Waste Systems, Inc................................  24,900 $    852,825
--------------------------------------------------------------------------------
FINANCIAL SERVICES (6.7%)
 Capital One Financial Corp................................  44,100    1,372,613
 Equifax, Inc..............................................  44,800    1,332,800
 Household International, Inc..............................  11,200      991,200
 Merrill Lynch & Co........................................  16,100    1,131,025
 MGIC Investment Corp......................................  25,800    1,770,525
 SunAmerica, Inc...........................................  40,900    1,533,750
 The Money Store, Inc......................................  54,500    1,417,000
                                                                    ------------
                                                                       9,548,913
--------------------------------------------------------------------------------
HEALTH CARE (4.7%)
 *Boston Scientific Corp...................................  21,300    1,158,188
 Cardinal Health, Inc......................................  10,500      824,250
 Columbia/HCA Healthcare Corp..............................  70,100    2,506,075
 Tenent Healthcare Corp.................................... 110,600    2,308,775
                                                                    ------------
                                                                       6,797,288
--------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES (1.2%)
 Black & Decker Corp.......................................  46,600    1,741,675
--------------------------------------------------------------------------------
INSURANCE (5.1%)
 American International Group, Inc.........................  27,800    3,019,775
 Travelers, Inc............................................  39,000    2,115,750
 UNUM Corp.................................................  33,500    2,106,313
                                                                    ------------
                                                                       7,241,838
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.8%)
 Hilton Hotels Corp........................................  47,900    1,454,962
 Marriott International, Inc...............................  27,100    1,541,313
 McDonald's Corp...........................................  22,400      994,000
                                                                    ------------
                                                                       3,990,275
--------------------------------------------------------------------------------
MISCELLANEOUS (1.3%)
 Tyco International Ltd....................................  38,100    1,890,713
--------------------------------------------------------------------------------

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.6%)
 Hewlett-Packard Co. ......................................  22,700 $  1,001,637
 Xerox Corp. ..............................................  26,400    1,224,300
                                                                    ------------
                                                                       2,225,937
--------------------------------------------------------------------------------
PHARMACEUTICALS (6.7%)
 Abbott Laboratories.......................................  27,351    1,384,644
 *Amgen, Inc...............................................  40,500    2,483,156
 Johnson & Johnson.........................................  23,400    1,152,450
 Merck & Co., Inc. ........................................  18,500    1,371,312
 Pfizer, Inc...............................................  24,900    2,060,475
 Schering-Plough Corp. ....................................  18,900    1,209,600
                                                                    ------------
                                                                       9,661,637
--------------------------------------------------------------------------------
RETAIL (11.9%)
 Albertson's, Inc..........................................  73,200    2,516,250
 CUC International, Inc....................................  42,000    1,029,000
 Gap, Inc. ................................................  56,700    1,644,300
 Home Depot, Inc. .........................................  57,300    3,137,175
 *Price/Costco, Inc........................................ 206,100    4,083,356
 *Safeway, Inc.............................................  35,200    1,509,200
 *Staples, Inc.............................................  98,000    1,837,500
 Walgreen Co. .............................................  34,200    1,291,050
                                                                    ------------
                                                                      17,047,831
--------------------------------------------------------------------------------
SERVICES (5.7%)
 *Ceridian Corp. ..........................................  16,100      798,962
 *Corporate Express, Inc...................................  34,200    1,122,187
 Electronic Data Systems Corp..............................  26,100    1,174,500
 First Data Corp. .........................................  20,850    1,662,788
 Paychex, Inc..............................................  27,000    1,535,625
 Service Corp. International...............................  68,000    1,938,000
                                                                    ------------
                                                                       8,232,062
--------------------------------------------------------------------------------
TECHNOLOGY (4.4%)
 *Cisco Systems, Inc. .....................................  31,900    1,971,819
 *Microsoft Corp., Inc. ...................................  12,000    1,647,750

PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
TECHNOLOGY--(CONTINUED)
 *Oracle Corp. ............................................. 32,950 $  1,394,197
 *Parametric Technology Co. ................................ 26,500    1,293,531
                                                                    ------------
                                                                       6,307,297
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.8%)
 Lucent Technologies, Inc. ................................. 34,300    1,612,100
 *Newbridge Networks Corp................................... 32,000    1,012,000
                                                                    ------------
                                                                       2,624,100
--------------------------------------------------------------------------------
TEXTILES & APPAREL (0.9%)
 *Nautica Enterprises, Inc. ................................ 44,000    1,347,500
--------------------------------------------------------------------------------
TRANSPORTATION (1.6%)
 Illinois Central Corp. .................................... 69,550    2,251,681
--------------------------------------------------------------------------------
UTILITIES (2.9%)
 FPL Group, Inc............................................. 52,000    2,392,000
 Sprint Corp................................................ 44,000    1,727,000
                                                                    ------------
                                                                       4,119,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $107,160,973).......................................         121,910,101
--------------------------------------------------------------------------------

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                      FACE
                                                     AMOUNT       VALUE+
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (15.7%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (15.7%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
   11/1/96, to be
   repurchased at $22,451,479, collateralized by
   $21,698,471 of various U.S. Treasury Notes,
   5.875%-7.75%, due 3/31/99-11/30/99, valued at
   $22,448,053 (COST $22,448,000)..................$22,448,000.$.22,448,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (COST $129,608,973) (A).........................              144,358,101
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.7%)........                 (939,290)
----------------------------------------------------------------------------
NET ASSETS (100%).................................             $143,418,811
----------------------------------------------------------------------------
----------------------------------------------------------------------------

+  See Note A to Financial Statements.
*  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $129,820,253. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $14,537,848. This consisted of aggregate gross unrealized appreciation for all securities of $15,752,686 and aggregate gross unrealized depreciation for all securities of $1,214,838.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (49.4%)
--------------------------------------------------------------------------------
BANKS (4.4%)
 BankAmerica Corp............................................ 10,000 $   915,000
 Chase Manhattan Corp........................................  6,500     557,375
 Citicorp Bank...............................................  6,051     599,049
 First Bank System, Inc...................................... 13,000     858,000
 Washington Federal, Inc..................................... 31,551     759,193
                                                                     -----------
                                                                       3,688,617
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.2%)
 ConAgra, Inc................................................ 10,750     536,156
 CPC International, Inc. ....................................  5,500     433,813
                                                                     -----------
                                                                         969,969
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (0.6%)
 AlliedSignal, Inc...........................................  7,400     484,700
--------------------------------------------------------------------------------
CHEMICALS (0.6%)
 Praxair, Inc................................................ 10,450     462,412
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.6%)
 Clorox Co. .................................................  2,000     218,250
 Gillette Co.................................................  7,100     530,725
 Procter & Gamble Co.........................................  6,050     598,950
                                                                     -----------
                                                                       1,347,925
--------------------------------------------------------------------------------
ELECTRONICS (3.5%)
 *Atmel Corp. ............................................... 19,500     496,031
 General Electric Co. ....................................... 12,500   1,209,375
 Honeywell, Inc. ............................................  9,500     590,188
 Thermo Electron Corp. ...................................... 17,050     622,325
                                                                     -----------
                                                                       2,917,919
--------------------------------------------------------------------------------
ENERGY (2.6%)
 Halliburton Co..............................................  9,000     509,625
 Mobil Corp..................................................  6,500     758,875
 Tidewater, Inc.............................................. 10,000     437,500
 Williams Cos., Inc..........................................  9,500     496,375
                                                                     -----------
                                                                       2,202,375
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENVIRONMENTAL (0.4%)
 *United Waste Systems, Inc. ................................ 10,200 $   349,350
--------------------------------------------------------------------------------
FINANCIAL SERVICES (3.8%)
 Capital One Financial Corp.................................. 16,000     498,000
 Equifax, Inc................................................ 13,000     386,750
 Household International, Inc. ..............................  2,500     221,250
 Merrill Lynch & Co. ........................................  6,000     421,500
 MGIC Investment Corp. ......................................  7,500     514,687
 SunAmerica, Inc............................................. 20,500     768,750
 The Money Store, Inc........................................ 14,300     371,800
                                                                     -----------
                                                                       3,182,737
--------------------------------------------------------------------------------
HEALTH CARE (2.3%)
 *Boston Scientific Corp.....................................  6,000     326,250
 Cardinal Health, Inc. ......................................  3,300     259,050
 Columbia/HCA Healthcare Corp. .............................. 18,375     656,906
 Tenent Healthcare Corp...................................... 32,000     668,000
                                                                     -----------
                                                                       1,910,206
--------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES (0.7%)
 Black & Decker Corp......................................... 14,900     556,887
--------------------------------------------------------------------------------
INSURANCE (2.5%)
 American International Group, Inc...........................  9,000     977,625
 Travelers, Inc.............................................. 10,500     569,625
 UNUM Corp. .................................................  9,000     565,875
                                                                     -----------
                                                                       2,113,125
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.8%)
 Hilton Hotels Corp.......................................... 18,000     546,750
 Marriott International, Inc. ...............................  9,500     540,313
 McDonald's Corp.............................................  9,900     439,312
                                                                     -----------
                                                                       1,526,375
--------------------------------------------------------------------------------
MISCELLANEOUS (0.6%)
 Tyco International Ltd. .................................... 10,000     496,250
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (0.9%)
 Hewlett-Packard Co. ........................................  5,800 $   255,925
 Xerox Corp. ................................................ 10,500     486,938
                                                                     -----------
                                                                         742,863
--------------------------------------------------------------------------------
PHARMACEUTICALS (4.5%)
 Abbott Laboratories......................................... 10,549     534,043
 *Amgen, Inc. ............................................... 14,500     889,031
 Johnson & Johnson........................................... 10,400     512,200
 Merck & Co., Inc. ..........................................  7,450     552,231
 Pfizer, Inc. ...............................................  5,100     422,025
 Schering-Plough Corp. ...................................... 13,800     883,200
                                                                     -----------
                                                                       3,792,730
--------------------------------------------------------------------------------
RETAIL (6.8%)
 Albertson's, Inc. .......................................... 25,300     869,688
 CUC International, Inc. .................................... 14,000     343,000
 Gap, Inc. .................................................. 21,000     609,000
 Home Depot, Inc. ........................................... 18,000     985,500
 *Price/Costco, Inc. ........................................ 63,600   1,260,075
 *Safeway, Inc. ............................................. 14,500     621,688
 *Staples, Inc. ............................................. 32,500     605,312
 Walgreen Co. ............................................... 10,500     396,375
                                                                     -----------
                                                                       5,690,638
--------------------------------------------------------------------------------
SERVICES (3.7%)
 *Ceridian Corp. ............................................  5,000     248,125
 *Corporate Express, Inc. ................................... 15,600     511,875
 Electronic Data Systems Corp. ..............................  9,800     441,000
 First Data Corp. ...........................................  8,400     669,900
 Paychex, Inc. ..............................................  9,650     548,844
 Service Corp. International................................. 22,500     641,250
                                                                     -----------
                                                                       3,060,994
--------------------------------------------------------------------------------
TECHNOLOGY (3.0%)
 *Cisco Systems, Inc. ....................................... 14,000     865,375
 *Microsoft Corp., Inc. .....................................  5,250     720,891

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY--(CONTINUED)
 *Oracle Corp. .........................................     12,500 $   528,906
 *Parametric Technology Corp. ..........................      7,500     366,094
                                                                    -----------
                                                                      2,481,266
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.2%)
 Lucent Technologies, Inc. .............................     10,500     493,500
 *Newbridge Networks Corp. .............................     16,000     506,000
                                                                    -----------
                                                                        999,500
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.6%)
 *Nautica Enterprises, Inc. ............................     15,800     483,875
-------------------------------------------------------------------------------
TRANSPORTATION (0.7%)
 Illinois Central Corp. ................................     18,500     598,938
-------------------------------------------------------------------------------
UTILITIES (1.4%)
 FPL Group, Inc. .......................................     16,000     736,000
 Sprint Corp. ..........................................     10,500     412,125
                                                                    -----------
                                                                      1,148,125
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $34,571,821)....................................             41,207,776
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (14.4%)
-------------------------------------------------------------------------------
BANKS (4.1%)
 ++BBV International Financial Ltd. (Cayman) 6.212%,
   1/15/05.............................................. $  800,000     805,710
 Capital One Bank 8.625%, 1/15/97.......................  1,050,000   1,056,311
 First USA Bank 6.125%, 10/30/97........................    800,000     802,064
 Merita Bank Ltd. 5.913%, 12/1/05.......................    750,000     747,000
                                                                    -----------
                                                                      3,411,085
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (3.3%)
 Excel Paralubes Funding Corp.
   7.125%, 11/1/11...................................... $1,050,000 $ 1,055,072
 Occidential Petroleum Corp.
   11.125%, 6/1/19......................................    750,000     856,875
 Transcontinental Gas Pipe Line Corp.
   8.125%, 1/15/97......................................    875,000     878,281
                                                                    -----------
                                                                      2,790,228
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.7%)
 Time Warner Entertainment
   8.375%, 3/15/23......................................  1,375,000   1,400,781
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.3%)
 Paine Webber Group, Inc. 6.39%, 9/22/97................  1,000,000   1,002,440
 Salomon Inc., Medium Term Note, Series D
   7.25%, 8/18/97.......................................    900,000     908,802
                                                                    -----------
                                                                      1,911,242
-------------------------------------------------------------------------------
INDUSTRIAL (1.1%)
 News America Holdings 7.75%, 12/1/45...................    950,000     895,375
-------------------------------------------------------------------------------
INSURANCE (0.9%)
 Zurich Reinsurance Centre Holdings, Inc.
   7.125%, 10/15/23.....................................    800,000     736,000
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.0%)
 TCI Communications, Inc.
   7.875%, 2/15/26......................................  1,075,000     898,969
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $12,143,185)......             12,043,680
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.1%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (2.4%)
 8.125%, 8/15/19........................................  1,725,000   1,997,619
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                         FACE
                                                        AMOUNT      VALUE+
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--(CONTINUED)
------------------------------------------------------------------------------
U.S. TREASURY NOTES (4.7%)
 7.875%, 11/15/04...................................  $1,675,000 $   1,838,279
 5.875%, 11/15/05...................................   1,850,000     1,790,282
 6.875%, 5/15/06....................................     300,000       310,722
                                                                 -------------
                                                                     3,939,283
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $5,797,749)..                 5,936,902
------------------------------------------------------------------------------
AGENCY SECURITIES (5.0%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
  CORPORATION (1.7%)
 6.50%, 1/1/26 Pool #D67614.........................   1,451,481     1,390,700
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION (3.3%)
 7.00%, 5/15/24 Pool #376510........................   2,775,943     2,723,027
------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES
  (COST $4,005,656).................................                 4,113,727
------------------------------------------------------------------------------
ASSET BACKED SECURITIES (4.2%)
------------------------------------------------------------------------------
 ++Airplanes Pass Through Trust, Series 1, Class A4,
   6.003%, 3/15/19..................................     925,000       930,550
 Banc One Auto Grantor Trust, Series 1996-A, Class A
   6.10%, 10/15/02..................................     744,424       747,275
 Capita Equipment Receivables Trust, Series 1996-1,
   Class B 6.57%, 3/15/01...........................     850,000       853,847
 Metris Master Trust, Series 1996-1, Class A 6.45%,
   2/20/02..........................................   1,000,000     1,006,366
------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $3,518,651).....                 3,538,038
------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.1%)
-------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Series 1993-13,
   Class A2 PAC (11)
   6.00%, 11/25/08...................................... $  898,000 $   892,277
 Federal National Mortgage Association:
  Series 1995-11, Class A, Structured Collateral PO
    PAC(11) Zero
    Coupon, 1/25/24.....................................  1,000,000     766,250
  Series 1996-28, Class A, Structured Collateral 7.00%,
    9/25/23.............................................    625,000     604,687
 Morgan Stanley Capital Corp. I, Series C, Class 4
   9.00%, 5/1/16........................................    849,501     905,960
 Norwest Asset Securities Corp., Series 1996-1, Class
   A11 7.50%, 8/25/26...................................  1,100,000   1,053,168
 Prudential Home Mortgage Securities Co., Series 1992-
   39, Class A4 PAC(11) 6.20%, 12/25/07.................  1,000,000     995,295
 Salomon Brothers Mortgage Securities VII, Series 1996-
   2, Class A2 7.50%, 5/25/26...........................    642,248     650,208
 Salomon Brothers Mortgage Securities VII, Series 1996-
   LB2, Class A2
   6.75%, 10/25/26......................................    900,000     904,500
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $6,642,046).....................................              6,772,345
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (2.2%)
-------------------------------------------------------------------------------
 Hydro-Quebec 7.50%, 4/1/16.............................    950,000     960,688
 Province de Quebec 11.00%, 6/15/15.....................    750,000     872,812
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,838,484)........              1,833,500
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.0%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
 11/1/96, to be repurchased at $9,196,425,
 collateralized by $8,887,983 of various U.S. Treasury
 Notes, 5.875%-7.75% due 3/31/99-11/30/99, valued at
 $9,195,022 (COST $9,195,000).......................... $9,195,000 $ 9,195,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
  (COST $77,712,592) (A)...............................             84,640,968
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-1.4%).............             (1,210,958)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $83,430,010
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements.
++Variable/floating rate security--rate disclosed is as of October 31, 1996. *Non-Income Producing Security.
PAC--Planned Amortization Class.
PO--Principal Only.
(a) The cost for federal income tax purposes was $77,851,936. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $6,789,032. This consisted of aggregate gross unrealized appreciation for all securities of $7,372,428 and aggregate gross unrealized depreciation for all securitiesof $583,396.

   The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (42.5%)
------------------------------------------------------------------------------
BANKS (6.8%)
++BBV International Financial Ltd. (Cayman) 6.212%,
    1/15/05............................................ $  400,000 $   402,855
 Capital One Bank 8.625%, 1/15/97......................    525,000     528,155
 Merita Bank Ltd. 5.913%, 12/1/05......................    350,000     348,600
                                                                   -----------
                                                                     1,279,610
------------------------------------------------------------------------------
ENERGY (6.5%)
 Excel Paralubes Funding Corp.
   7.125%, 11/1/11.....................................    550,000     552,656
 Occidential Petroleum Corp.
   11.125%, 6/1/19.....................................    250,000     285,625
 Transcontinental Gas Pipe Line Corp.
   8.125%, 1/15/97.....................................    375,000     376,406
                                                                   -----------
                                                                     1,214,687
------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (3.1%)
 Time Warner Entertainment
   8.375%, 3/15/23.....................................    575,000     585,781
------------------------------------------------------------------------------
FINANCIAL SERVICES (10.5%)
 Comdisco, Inc. 7.82%, 2/5/97..........................    300,000     301,581
 Lehman Brothers Holdings, Inc.
   7.625%, 6/15/97.....................................    315,000     318,333
 Lehman Brothers Holdings, Inc.
   8.875%, 11/1/98.....................................    225,000     235,688
 Lehman Brothers Holdings, Inc.
   7.625%, 6/1/06......................................    300,000     305,625
 Salomon, Inc. 5.20%, 1/20/97..........................    400,000     399,516
 Salomon Inc., Medium Term Note, Series D
   7.25%, 8/18/97......................................    400,000     403,912
                                                                   -----------
                                                                     1,964,655
------------------------------------------------------------------------------
INDUSTRIAL (2.0%)
 News America Holdings 7.75%, 12/1/45..................    400,000     377,000
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (6.8%)
 Liberty Mutual 7.875%, 10/15/26........................ $  500,000 $   506,875
 Nationwide Mutual Insurance
   7.50%, 2/15/24.......................................    425,000     410,656
 Zurich Reinsurance Centre Holdings, Inc. 7.125%,
   10/15/23.............................................    400,000     368,000
                                                                    -----------
                                                                      1,285,531
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.0%)
 TCI Communications, Inc.
   7.875%, 2/15/26......................................    450,000     376,313
-------------------------------------------------------------------------------
UTILITIES (4.8%)
 System Energy Resources 7.28%, 8/1/99..................    400,000     405,500
 Potomac Capital, Medium Term Note 6.19%, 4/28/97.......    500,000     501,025
                                                                    -----------
                                                                        906,525
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $7,971,886).......              7,990,102
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (22.4%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (7.9%)
 8.125%, 8/15/19........................................  1,275,000   1,476,501
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (14.5%)
 5.75%, 9/30/97.........................................    475,000     476,140
 8.50%, 2/15/00.........................................    600,000     644,820
 7.875%, 11/15/04.......................................    825,000     905,421
 5.875%, 11/15/05.......................................    725,000     701,597
                                                                    -----------
                                                                      2,727,978
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $4,106,080)......              4,204,479
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
AGENCY SECURITIES (5.8%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
  CORPORATION (2.1%)
 6.50%, 1/1/26 Pool #D67614............................. $  418,223 $   400,710
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION (3.7%)
 7.00%, 5/15/24 Pool #376510............................    699,628     686,291
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES
  (COST $1,066,255).....................................              1,087,001
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (6.8%)
-------------------------------------------------------------------------------
++Airplanes Pass Through Trust, Series 1, Class A4,
  6.003%, 3/15/19.......................................    375,000     377,250
 Banc One Auto Grantor Trust, Series 1996-A, Class A
   6.10%, 10/15/02......................................    223,327     224,183
 Capital Equipment Receivables Trust, Series 1996-1,
   Class B 6.57%, 3/15/01...............................    275,000     276,245
 Metris Master Trust, Series 1996-1, Class A 6.45%,
   2/20/02..............................................    400,000     402,546
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $1,273,045).........              1,280,224
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (14.4%)
-------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Series 1996-13,
   Class A2 PAC(11)
   6.00%, 11/25/08......................................    400,000     397,451
 Federal National Mortgage Association:
  Series 1995-11, Class A, Structured Collateral PO
    PAC(11)
    Zero Coupon, 1/25/24................................    325,000     249,031
  Series 1996-28, Class A, Structured Collateral 7.00%,
    9/25/23.............................................    300,000     290,250
 Morgan Stanley Capital Corp. I, Series C, Class 4
   9.00%, 5/1/16........................................    339,800     362,384

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
-------------------------------------------------------------------------------
 Norwest Asset Securities Corp., Series 1996-1, Class
   A11 7.50%, 8/25/26................................... $  450,000 $   430,841
 Prudential Home Mortgage Securities Co., Series 1992-
   39, Class A4 PAC(11) 6.20%, 12/25/07.................    400,000     398,118
 Salomon Brothers Mortgage Securities VII, Series 1996-
   2, Class A2
   7.50%, 5/25/26.......................................    272,469     275,846
 Salomon Brothers Mortgage Securities VII, Series 1996-
   LB2, Class A2
   6.75%, 10/25/26......................................    300,000     301,500
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $2,656,095).....................................              2,705,421
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (3.4%)
-------------------------------------------------------------------------------
 Province de Quebec 11.00%, 06/15/15....................    225,000     261,844
 Quebec Province 7.125%, 2/09/24........................    400,000     381,000
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $647,827)..........                642,844
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE
                                                         AMOUNT     VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.6%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.6%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $1,062,165, collater-
   alized by $1,026,540 of various U.S. Treasury
   Notes, 5.875%-7.75% due 3/31/99-11/30/99, valued at
   $1,062,003
   (COST $1,062,000).................................. $1,062,000 $ 1,062,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $18,783,188)(A)...............................             18,972,071
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.9%)............               (168,752)
------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $18,803,319
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 +     See Note A to Financial Statements.
++ Variable/floating rate security--rate disclosed is as of October 31, 1996.
PAC--Planned Amortization Class.
PO--Principal Only.
(a) The cost for federal income tax purposes was $18,855,779. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $116,292. This consisted of aggregate gross unrealized appreciation for all securities of $205,040 and aggregate gross unrealized depreciation for all securities of $88,748.

   The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (58.3%)
-------------------------------------------------------------------------------
BANKS (15.9%)
 Capital One Bank 8.625%, 1/15/97....................... $  725,000 $   729,357
 Capital One Bank 8.33%, 2/10/97........................    200,000     201,458
 First USA Bank 8.1%, 2/21/97...........................    250,000     251,875
 First USA Bank 6.125%, 10/30/97........................    500,000     501,290
 Security Pacific Corp. 7.75%, 12/1/96..................    300,000     300,494
++Union Planters Corp. 5.562%, 1/15/97..................    500,000     500,000
                                                                    -----------
                                                                      2,484,474
-------------------------------------------------------------------------------
ENERGY (2.1%)
 Transcontinental Gas Pipe Line Corp. 8.125%, 1/15/97...    325,000     326,219
-------------------------------------------------------------------------------
FINANCIAL SERVICES (26.3%)
 Associates Corp. of North America, Series E 8.85%,
   2/21/97..............................................    500,000     504,885
 Advanta Corp. 5.125%, 11/15/96.........................    600,000     599,759
 Alco Capital Resources 8.07%, 6/6/97...................    500,000     506,405
 Beneficial Corp. 7.20%, 2/21/97........................    500,000     502,415
 Comdisco, Inc. 7.82%, 2/5/97...........................    700,000     703,689
 General Motors Acceptance Corp.
   7.625%, 2/28/97......................................    500,000     503,220
 Lehman Brothers Holdings, Inc.
   8.375%, 4/1/97.......................................    300,000     303,126
 Salomon, Inc. 5.20%, 1/20/97...........................    500,000     499,395
                                                                    -----------
                                                                      4,122,894
-------------------------------------------------------------------------------
INDUSTRIAL (4.5%)
 Sears Roebuck Co., Series II, Medium Term Note 9.22%,
   1/30/97..............................................    400,000     403,000
 Whitman Corp., Series B, Medium Term Note 8.12%,
   1/27/97..............................................    300,000     301,593
                                                                    -----------
                                                                        704,593
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--(CONTINUED)
--------------------------------------------------------------------------------
UTILITIES (9.5%)
 Commonwealth Edison 7.02%, 2/1/97....................... $  630,000 $   631,575
 Potomac Capital, Medium Term Note 6.19%, 4/28/97........    250,000     250,512
 Texas Utilities Electric Co. 9.20%, 1/10/97.............    600,000     603,750
                                                                     -----------
                                                                       1,485,837
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $9,118,187)............              9,124,017
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.4%)
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (6.4%)
 6.875%, 2/28/97 (COST $1,003,566).......................  1,000,000   1,005,050
--------------------------------------------------------------------------------
AGENCY SECURITIES (35.1%)
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (9.6%)
 5.32%, 2/3/97...........................................  1,500,000   1,500,150
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (3.2%)
 5.70%, 11/20/97.........................................    500,000     500,000
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
  CORPORATION (12.8%)
 Zero Coupon, 11/6/96....................................  2,000,000   1,998,552
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (9.5%)
 Zero Coupon, 1/22/97....................................  1,500,000   1,482,155
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES
  (COST $5,480,483)......................................              5,480,857
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE
                                                         AMOUNT     VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (18.9%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (18.9%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $2,955,458,
   collateralized by $2,856,334 of various U.S.
   Treasury Notes, 5.875%-7.75%, due 3/31/99-11/30/99,
   valued at $2,955,007
   (COST $2,955,000).................................. $2,955,000 $ 2,955,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.7%)
  (COST $18,557,236) (A)..............................             18,564,924
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-18.7%)...........             (2,923,925)
------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $15,640,999
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
++  Variable/floating rate security--rate disclosed is as of October 31, 1996.
(a) The cost for federal income tax purposes was $18,557,236. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $7,688. This consisted of aggregate gross unrealized appreciation for all securities of $8,628 and aggregate gross unrealized depreciation for all securities of $940.

   The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (96.2%)
-------------------------------------------------------------------------------
 BANKS (7.3%)
  BankAmerica Corp. .......................................    1,400 $  128,100
  Chase Manhattan Corp.....................................    1,200    102,900
  Citicorp Bank............................................      750     74,250
  First Bank System, Inc...................................    1,400     92,400
  Washington Federal, Inc..................................    2,800     67,375
                                                                     ----------
                                                                        465,025
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (3.6%)
  ConAgra, Inc.............................................    1,800     89,775
  CPC International, Inc. .................................      800     63,100
  PepsiCo, Inc. ...........................................    2,600     77,025
                                                                     ----------
                                                                        229,900
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (1.7%)
  AlliedSignal, Inc. ......................................    1,700    111,350
-------------------------------------------------------------------------------
 CHEMICALS (1.1%)
  Praxair, Inc.............................................    1,600     70,800
-------------------------------------------------------------------------------
 COMPUTER SOFTWARE (1.5%)
 *BMC Software, Inc........................................      650     53,869
  Computer Association International, Inc. ................      700     41,388
                                                                     ----------
                                                                         95,257
-------------------------------------------------------------------------------
 CONSUMER STAPLES (3.9%)
  Clorox Co................................................      350     38,194
  Gillette Co. ............................................    1,200     89,700
  Procter & Gamble Co......................................    1,250    123,750
                                                                     ----------
                                                                        251,644
-------------------------------------------------------------------------------
 ELECTRONICS (3.0%)
  General Electric Co......................................    1,500    145,125
  Honeywell, Inc. .........................................      800     49,700
                                                                     ----------
                                                                        194,825
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES    VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 ENERGY (4.9%)
  Halliburton Co............................................    1,450 $   82,106
  Mobil Corp................................................    1,000    116,750
  Williams Cos., Inc. ......................................    2,200    114,950
                                                                      ----------
                                                                         313,806
--------------------------------------------------------------------------------
 ENVIRONMENTAL (2.4%)
 *United Waste Systems, Inc.................................    1,900     65,075
 *U.S.A. Waste Services, Inc. ..............................    2,860     91,520
                                                                      ----------
                                                                         156,595
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (9.6%)
  Capital One Financial Corp. ..............................    3,100     96,488
  Equifax, Inc. ............................................    2,950     87,762
  Household International, Inc. ............................      500     44,250
  Merrill Lynch & Co. ......................................    1,400     98,350
  MGIC Investment Corp. ....................................    1,350     92,644
  Morgan Stanley Group, Inc. ...............................    1,100     55,275
  SunAmerica, Inc. .........................................    2,000     75,000
  The Money Store, Inc. ....................................    2,450     63,700
                                                                      ----------
                                                                         613,469
--------------------------------------------------------------------------------
 HEALTH CARE (5.3%)
 *Boston Scientific Corp. ..................................    1,300     70,688
  Cardinal Health, Inc. ....................................    1,100     86,350
  Columbia/HCA Healthcare Corp..............................    1,650     58,988
 *Oxford Health Plans, Inc. ................................    1,100     50,119
  Tenent Healthcare Corp. ..................................    3,400     70,975
                                                                      ----------
                                                                         337,120
--------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (1.2%)
  Black & Decker Corp.......................................    2,100     78,488
--------------------------------------------------------------------------------
 INSURANCE (4.2%)
  American International Group, Inc. .......................    1,100    119,487
  Travelers, Inc............................................    2,050    111,213
  UNUM Corp. ...............................................      650     40,869
                                                                      ----------
                                                                         271,569
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 LODGING & RESTAURANTS (4.8%)
 *Boston Chicken, Inc. ....................................    1,600 $   58,100
  Hilton Hotels Corp. .....................................    3,100     94,162
  Marriott International, Inc. ............................    1,700     96,688
  McDonald's Corp. ........................................    1,350     59,906
                                                                     ----------
                                                                        308,856
-------------------------------------------------------------------------------
 MANUFACTURING (0.5%)
  Johnson Controls, Inc....................................      400     29,200
-------------------------------------------------------------------------------
 MISCELLANEOUS (1.3%)
  Tyco International Ltd. .................................    1,700     84,363
-------------------------------------------------------------------------------
 OFFICE EQUIPMENT (1.3%)
  Hewlett-Packard Co. .....................................      950     41,919
  Xerox Corp. .............................................      900     41,737
                                                                     ----------
                                                                         83,656
-------------------------------------------------------------------------------
 PHARMACEUTICALS (9.1%)
  Abbott Laboratories......................................    1,450     73,406
 *Amgen, Inc. .............................................    1,600     98,100
  Johnson & Johnson........................................    2,100    103,425
  Merck & Co., Inc. .......................................    1,700    126,012
  Pfizer, Inc..............................................    1,400    115,850
  Schering-Plough Corp.....................................    1,000     64,000
                                                                     ----------
                                                                        580,793
-------------------------------------------------------------------------------
 RETAIL (12.4%)
  Albertson's, Inc.........................................    2,050     70,469
 *Borders Group, Inc. .....................................    1,600     50,400
  CUC International, Inc. .................................    3,500     85,750
  Gap, Inc. ...............................................    2,450     71,050
  Home Depot, Inc..........................................    2,100    114,975
 *Price/Costco, Inc........................................    5,150    102,034
 *Safeway, Inc. ...........................................    2,450    105,044
 *Staples, Inc. ...........................................    4,450     83,437
  Walgreen Co. ............................................    2,800    105,700
                                                                     ----------
                                                                        788,859
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 SERVICES (5.6%)
 *Ceridian Corp. ..........................................      950 $   47,144
 *Corporate Express, Inc. .................................    1,300     42,656
  Electronic Data Systems Corp.............................    1,700     76,500
  First Data Corp. ........................................    1,150     91,712
  Paychex, Inc.............................................      900     51,187
  Service Corp. International..............................    1,800     51,300
                                                                     ----------
                                                                        360,499
-------------------------------------------------------------------------------
 TECHNOLOGY (6.0%)
 *Cisco Systems, Inc. .....................................    1,550     95,809
 *Microsoft Corp., Inc. ...................................      750    102,984
 *Oracle Corp. ............................................    2,250     95,203
 *Sun Microsystems, Inc. ..................................    1,500     91,406
                                                                     ----------
                                                                        385,402
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (3.1%)
 *ADC Telecommunications, Inc. ............................      750     51,328
 *Andrew Corp..............................................      900     43,875
  Lucent Technologies, Inc.................................    1,400     65,800
 *Newbridge Networks Corp. ................................    1,200     37,950
                                                                     ----------
                                                                        198,953
-------------------------------------------------------------------------------
 TEXTILES & APPAREL (1.3%)
  Liz Claiborne, Inc.......................................      550     23,238
 *Nautica Enterprises, Inc. ...............................    2,000     61,250
                                                                     ----------
                                                                         84,488
-------------------------------------------------------------------------------
 UTILITIES (1.1%)
  Sprint Corp. ............................................    1,750     68,687
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
   (COST $6,073,231).......................................           6,163,604
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT    VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.1%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.1%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $586,091, collateralized
   by $566,434 of various U.S. Treasury Notes, 5.875%-
   7.75% due 3/31/99-11/30/99, valued at $586,001
   (COST $586,000)....................................... $586,000 $  586,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.3%)
  (COST $6,659,231)(A)...................................           6,749,604
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (NET) (-5.3%)..........................................            (339,571)
------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $6,410,033
------------------------------------------------------------------------------
------------------------------------------------------------------------------

+See Note A to Financial Statements.
*Non-Income Producing Security.
(a) The cost for federal income tax purposes was $6,668,755. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $80,849. This consisted of aggregate gross unrealized appreciation for all securities of $188,924 and aggregate gross unrealized depreciation for all securities of $108,075.

   The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                             SIRACH                   SIRACH
                                            SPECIAL       SIRACH     STRATEGIC
                                             EQUITY       GROWTH     BALANCED
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments at cost..................... $366,806,160 $129,608,973 $77,712,592
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value................... $453,819,823 $144,358,101 $84,640,968
 Cash....................................          610      976,162     318,696
 Receivable for Investments Sold.........    1,581,942    1,882,497     532,306
 Receivable from Investment Advisor--Note
   B.....................................          --           --          --
 Dividends Receivable....................       63,600       76,813      25,382
 Receivable for Portfolio Shares Sold....    2,201,195      784,914      19,116
 Interest Receivable.....................        2,902        3,479     466,927
 Other Assets............................       16,796        4,077       2,733
-------------------------------------------------------------------------------
  Total Assets...........................  457,686,868  148,086,043  86,006,128
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......   14,923,487    4,535,165   2,471,264
 Payable for Portfolio Shares Redeemed...       20,503          --       15,260
 Payable for Investment Advisory Fees--
   Note B................................      273,356       76,808      45,432
 Payable for Administrative Fees--Note
   C.....................................       53,875       15,464      11,625
 Payable for Directors' Fees--Note G.....        2,296          937         678
 Payable for Distribution Fees--Note E...           91        2,528         --
 Other Liabilities.......................       79,943       36,330      31,859
-------------------------------------------------------------------------------
  Total Liabilities......................   15,353,551    4,667,232   2,576,118
-------------------------------------------------------------------------------
NET ASSETS............................... $442,333,317 $143,418,811 $83,430,010
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.........................  260,244,836  107,683,929  67,135,880
 Undistributed Net Investment Income.....          --       250,911     336,195
 Accumulated Net Realized Gain (Loss)....   95,074,818   20,734,843   9,029,559
 Unrealized Appreciation.................   87,013,663   14,749,128   6,928,376
-------------------------------------------------------------------------------
NET ASSETS............................... $442,333,317 $143,418,811 $83,430,010
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................... $441,326,469 $128,981,707 $83,430,010
 Shares Issued and Outstanding ($0.001
   par value)+...........................   24,550,720    9,204,691   6,960,180
 Net Asset Value, Offering, and
   Redemption Price Per Share............ $      17.98 $      14.01 $     11.99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS............................... $  1,006,848 $ 14,437,104         --
 Shares Issued and Outstanding ($0.001
   par value) (Authorized 10,000,000)....       56,035    1,030,938         --
 Net Asset Value, Offering, and
   Redemption Price Per Share............ $      17.97 $      14.00         --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Shares                        50,000,000   25,000,000  25,000,000

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                             SIRACH       SIRACH
                                              FIXED     SHORT-TERM     SIRACH
                                             INCOME      RESERVES      EQUITY
                                            PORTFOLIO    PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments at cost...................... $18,783,188  $18,557,236  $6,659,231
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value.................... $18,972,071  $18,564,924  $6,749,604
 Cash.....................................         623          930         866
 Receivable for Investments Sold..........     593,881          --          --
 Receivable from Investment Advisor--Note
   B......................................       2,334        7,437       6,264
 Dividends Receivable.....................         --           --        3,363
 Receivable for Portfolio Shares Sold.....      17,228        5,182         --
 Interest Receivable......................     278,667      175,253          91
 Other Assets.............................         564          531          31
-------------------------------------------------------------------------------
  Total Assets............................  19,865,368   18,754,257   6,760,219
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased........   1,028,592    2,505,025     325,043
 Payable for Portfolio Shares Redeemed....         --       576,305         --
 Payable for Investment Advisory Fees--
   Note B.................................         --           --          --
 Payable for Administrative Fees--Note C..       7,278        6,913       3,344
 Payable for Directors' Fees--Note G......         655          605         775
 Payable for Distribution Fees--Note E....         --           --          --
 Other Liabilities........................      25,524       24,410      21,024
-------------------------------------------------------------------------------
  Total Liabilities.......................   1,062,049    3,113,258     350,186
-------------------------------------------------------------------------------
NET ASSETS................................ $18,803,319  $15,640,999  $6,410,033
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital..........................  18,937,120   15,542,494   6,292,266
 Undistributed Net Investment Income......     138,014       94,428       1,709
 Accumulated Net Realized Gain (Loss).....    (460,698)      (3,611)     25,685
 Unrealized Appreciation..................     188,883        7,688      90,373
-------------------------------------------------------------------------------
NET ASSETS................................ $18,803,319  $15,640,999  $6,410,033
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS................................ $18,803,319  $15,640,999  $6,410,033
 Shares Issued and Outstanding ($0.001 par
   value)+................................   1,930,992    1,562,802     584,346
 Net Asset Value, Offering, and Redemption
   Price Per Share........................ $      9.74  $     10.01  $    10.97
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS................................         --           --          --
 Shares Issued and Outstanding ($0.001 par
   value) (Authorized 10,000,000).........         --           --          --
 Net Asset Value, Offering, and Redemption
   Price Per Share........................         --           --          --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Shares                        25,000,000   25,000,000  25,000,000

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF OPERATIONS
Year Ended October 31, 1996

                                          SIRACH                                      SIRACH
                                         SPECIAL                SIRACH               STRATEGIC
                                          EQUITY                GROWTH               BALANCED
                                        PORTFOLIO              PORTFOLIO             PORTFOLIO
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................             $    948,778           $ 1,220,779           $   493,074
 Interest.................                1,860,530             1,020,228             3,038,427
------------------------------------------------------------------------------------------------
 Total Income.............                2,809,308             2,241,007             3,531,501
------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
 Basic Fees...............  $3,404,812               $793,566              $578,683
 Less: Fees Waived........         --     3,404,812       --      793,566       --      578,683
 Administrative Fees--Note
  C.......................                  617,933               159,310               133,890
 Custodian Fees--Note D...                   39,353                15,671                23,404
 Registration and Filing
  Fees....................                   23,889                30,504                29,119
 Audit Fees...............                   27,381                15,599                14,666
 Legal Fees...............                   35,839                 8,691                 7,047
 Printing Fees............                   11,533                10,752                 9,822
 Directors' Fees--Note G..                   12,553                 4,731                 4,182
 Distribution and Service
  Fees--Note E ...........                       91                 2,528                   --
 Other Expenses...........                   60,113                21,151                24,436
 Expenses Assumed by the
  Adviser--Note B.........                      --                    --                    --
------------------------------------------------------------------------------------------------
 Total Expenses...........                4,233,497             1,062,503               825,249
 Expense Offset--Note A...                   (5,198)               (1,989)               (4,118)
------------------------------------------------------------------------------------------------
 Net Expenses.............                4,228,299             1,060,514               821,131
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS)...................               (1,418,991)            1,180,493             2,710,370
------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS..............              103,695,546            22,211,165            11,567,491
------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........                3,942,509             2,947,210            (1,526,919)
------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............              107,638,055            25,158,375            10,040,572
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............             $106,219,064           $26,338,868           $12,750,942
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF OPERATIONS--(CONTINUED)
Year Ended October 31, 1996

                                          SIRACH                SIRACH
                                          FIXED               SHORT-TERM            SIRACH
                                          INCOME               RESERVES             EQUITY
                                        PORTFOLIO             PORTFOLIO           PORTFOLIO*
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................             $      --              $    --             $  6,694
 Interest..................              1,064,960              911,064               3,012
--------------------------------------------------------------------------------------------
  Total Income.............              1,064,960              911,064               9,706
--------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees...............  $ 105,292              $ 66,747             $ 4,898
  Less: Fees Waived........   (105,292)        --    (66,747)       --    (4,898)       --
 Administrative Fees--Note
   C.......................                 85,627               77,350               9,454
 Custodian Fees--Note D....                  1,922                6,951               3,986
 Registration and Filing
   Fees....................                 15,220               18,159               1,785
 Audit Fees................                 12,290               13,351              12,500
 Legal Fees................                  2,886                1,471                 318
 Printing Fees.............                 10,304                8,177               4,480
 Directors' Fees--Note G...                  2,736                2,734               1,429
 Distribution and Service
   Fees--Note E............                    --                   --                  --
 Other Expenses............                  4,547                6,523                 313
 Expenses Assumed by the
   Adviser--Note B.........                (12,221)             (50,756)            (26,497)
--------------------------------------------------------------------------------------------
  Total Expenses...........                123,311               83,960               7,768
 Expense Offset--Note A....                 (1,696)                (489)               (986)
--------------------------------------------------------------------------------------------
  Net Expenses.............                121,615               83,471               6,782
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......                943,345              827,593               2,924
--------------------------------------------------------------------------------------------
NET REALIZED GAIN ON
  INVESTMENTS..............                173,221                  --               25,685
--------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON INVESTMENTS...........               (282,306)                (619)             90,373
--------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
  INVESTMENTS..............               (109,085)                (619)            116,058
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS...............             $  834,260             $826,974            $118,982
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

* For the period July 1, 1996 (commencement of operations) to October 31, 1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED     YEAR ENDED
                                                      OCTOBER 31,    OCTOBER 31,
                                                         1996           1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)......................  $  (1,418,991) $   3,240,775
 Net Realized Gain.................................    103,695,546    104,351,652
 Net Change in Unrealized
   Appreciation/Depreciation.......................      3,942,509     10,094,755
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From
    Operations.....................................    106,219,064    117,687,182
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................       (736,639)    (3,406,140)
 Net Realized Gain:
  Institutional Class..............................   (104,062,768)   (30,437,924)
----------------------------------------------------------------------------------
  Total Distributions..............................   (104,799,407)   (33,844,064)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
Institutional Class:
 Issued--Regular...................................     49,166,742     50,510,747
   --In Lieu of Cash Distributions.................    102,741,800     33,371,636
 Redeemed..........................................   (210,082,635)  (183,166,928)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Institutional Class
    Shares.........................................    (58,174,093)   (99,284,545)
----------------------------------------------------------------------------------
Institutional Service Class*:
 Issued--Regular...................................      1,760,960            --
 Redeemed..........................................       (699,549)           --
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
    Shares.........................................      1,061,411            --
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.....    (57,112,682)   (99,284,545)
----------------------------------------------------------------------------------
 Total Decrease....................................    (55,693,025)   (15,441,427)
Net Assets:
 Beginning of Period...............................    498,026,342    513,467,769
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $0 and $548,507,
   respectively)...................................  $ 442,333,317  $ 498,026,342
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 22,
    1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  1,180,493  $  1,351,821
 Net Realized Gain...................................    22,211,165     4,963,869
 Net Change in Unrealized Appreciation/Depreciation..     2,947,210     9,582,044
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From
    Operations.......................................    26,338,868    15,897,734
----------------------------------------------------------------------------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class.................................    (1,064,254)   (1,405,888)
 Institutional Service Class*........................        (3,552)          --
----------------------------------------------------------------------------------
  Total Distributions................................    (1,067,806)   (1,405,888)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
Institutional Class:
 Issued--Regular.....................................    32,367,362    52,374,107
   --In Lieu of Cash Distributions...................       985,751     1,348,126
 Redeemed............................................   (44,372,083)  (34,371,163)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Institutional Class
    Shares...........................................   (11,018,970)   19,351,070
----------------------------------------------------------------------------------
Institutional Service Class*:
 Issued--Regular.....................................    14,445,297           --
   --In Lieu of Cash Distributions...................         3,552           --
 Redeemed............................................       (68,952)
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
    Shares...........................................    14,379,897           --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     3,360,927    19,351,070
----------------------------------------------------------------------------------
 Total Increase......................................    28,631,989    33,842,916
Net Assets:
 Beginning of Period.................................   114,786,822    80,943,906
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $250,911 and $138,224,
   respectively).....................................  $143,418,811  $114,786,822
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 22,
    1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 2,710,370  $ 3,312,441
 Net Realized Gain.....................................   11,567,491    4,166,964
 Net Change in Unrealized Appreciation/Depreciation....   (1,526,919)   8,906,025
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From
    Operations.........................................   12,750,942   16,385,430
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (2,789,994)  (3,307,979)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
Institutional Class:
 Issued--Regular.......................................   12,209,599   24,186,341
   --In Lieu of Cash Distributions.....................    2,784,689    3,307,576
 Redeemed..............................................  (37,359,268) (44,301,823)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........  (22,364,980) (16,807,906)
----------------------------------------------------------------------------------
 Total Decrease........................................  (12,404,032)  (3,730,455)
NET ASSETS:
 Beginning of Period...................................   95,834,042   99,564,497
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $336,195 and $399,022, respectively)......  $83,430,010  $95,834,042
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   943,345  $   828,911
 Net Realized Gain.....................................      173,221       82,728
 Net Change in Unrealized Appreciation/Depreciation....     (282,306)     976,781
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................      834,260    1,888,420
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (898,915)    (831,956)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular.......................................   10,044,016    4,809,340
   --In Lieu of Cash Distributions.....................      897,150      831,346
 Redeemed..............................................   (7,511,761)  (3,436,827)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    3,429,405    2,203,859
----------------------------------------------------------------------------------
 Total Increase........................................    3,364,750    3,260,323
Net Assets:
 Beginning of Period...................................   15,438,569   12,178,246
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $138,014 and $89,858, respectively).......  $18,803,319  $15,438,569
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $   827,593  $  1,161,187
 Net Realized Loss....................................          --         (3,611)
 Net Change in Unrealized Appreciation/Depreciation...         (619)       25,034
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations........................................      826,974     1,182,610
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................     (838,639)   (1,159,685)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular......................................    6,000,675    11,897,304
   --In Lieu of Cash Distributions....................      834,416     1,158,032
 Redeemed.............................................   (9,671,711)  (15,960,149)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions........   (2,836,620)   (2,904,813)
----------------------------------------------------------------------------------
 Total Decrease.......................................   (2,848,285)   (2,881,888)
Net Assets:
 Beginning of Period..................................   18,489,284    21,371,172
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $94,428 and $105,474, respectively)......  $15,640,999  $ 18,489,284
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                         JULY 1,
                                                                        1996** TO
                                                                       OCTOBER 31,
                                                                          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................................  $    2,924
 Net Realized Gain...................................................      25,685
 Net Change in Unrealized Appreciation/Depreciation..................      90,373
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations...............     118,982
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................................      (1,215)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular.....................................................   6,424,415
   --In Lieu of Cash Distributions...................................       1,215
 Redeemed............................................................    (133,364)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......................   6,292,266
----------------------------------------------------------------------------------
 Total Increase......................................................   6,410,033
Net Assets:
 Beginning of Period.................................................         --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
   $1,709)...........................................................  $6,410,033
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               INSTITUTIONAL
                                      INSTITUTIONAL CLASS                      SERVICE CLASS
                          ---------------------------------------------------  -------------
                                                                                 MARCH 22,
                                     YEAR ENDED OCTOBER 31,                      1996** TO
                          ---------------------------------------------------   OCTOBER 31,
                            1996       1995      1994       1993       1992        1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  18.80   $  16.10  $  19.10   $  15.03   $  13.90    $  16.54
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................     (0.06)      0.11      0.04      (0.01)      0.05       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................      3.51       3.65     (0.90)      4.68       1.13        1.44
--------------------------------------------------------------------------------------------
 Total from Investment
  Operations............      3.45       3.76     (0.86)      4.67       1.18        1.43
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..     (0.03)     (0.11)    (0.02)     (0.01)     (0.05)        --
 Net Realized Gain......     (4.24)     (0.95)    (2.12)     (0.59)       --          --
--------------------------------------------------------------------------------------------
 Total Distributions....     (4.27)     (1.06)    (2.14)     (0.60)     (0.05)        --
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $  17.98   $  18.80  $  16.10   $  19.10   $  15.03    $  17.97
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
TOTAL RETURN............     23.62%     25.31%    (4.68)%    31.81%      8.50%       8.65%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Thousands)....  $441,326   $498,026  $513,468   $528,078   $358,714    $  1,007
 Ratio of Expenses to
  Average Net Assets....      0.87%      0.85%     0.88%      0.89%      0.90%       1.12%*
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....     (0.29)%     0.64%     0.27%     (0.03)%     0.38%      (0.64)%*
 Portfolio Turnover
  Rate..................       129%       137%      107%       102%       122%        129%
 Average Commission
  Rate#.................  $ 0.0590        N/A       N/A        N/A        N/A    $ 0.0590
--------------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............      0.87%      0.85%      N/A        N/A        N/A        1.12%*
--------------------------------------------------------------------------------------------

 * Annualized
** Initial offering of Institutional Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

   The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   INSTITUTIONAL
                                        INSTITUTIONAL CLASS        SERVICE CLASS
                                   ------------------------------- -------------
                                      YEARS ENDED      DECEMBER 1    MARCH 22,
                                      OCTOBER 31,       1993** TO   1996*** TO
                                   ------------------  OCTOBER 31,  OCTOBER 31,
                                     1996      1995       1994         1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................  $  11.35  $   9.66    $ 10.00      $ 12.80
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........      0.12      0.15       0.10         0.07
 Net Realized and Unrealized Gain
   (Loss)........................      2.65      1.70      (0.36)        1.19
--------------------------------------------------------------------------------
  Total from Investment
    Operations...................      2.77      1.85      (0.26)        1.26
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........     (0.11)    (0.16)     (0.08)       (0.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $  14.01  $  11.35    $  9.66      $ 14.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................     24.52%    19.33%     (2.58)%       9.87%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
   (Thousands)...................  $128,982  $114,787    $80,944      $14,437
 Ratio of Expenses to Average Net
   Assets........................      0.87%     0.86%      0.92%*       1.12%*
 Ratio of Net Investment Income
   to Average Net Assets.........      0.97%     1.48%      1.13%*       0.72%*
 Portfolio Turnover Rate.........       151%      119%       141%         151%
 Average Commission Rate#........  $ 0.0600       N/A        N/A      $0.0600
--------------------------------------------------------------------------------
 Ratio of Expenses to Average Net
   Assets Including Expense
   Offsets.......................      0.86%     0.84%       N/A         1.11%*
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class Shares
  # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED      DECEMBER 1,
                                                    OCTOBER 31,      1993** TO
                                                  ----------------  OCTOBER 31,
                                                   1996     1995       1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............. $ 10.75  $  9.35    $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................    0.36     0.36       0.27
 Net Realized and Unrealized Gain (Loss).........    1.24     1.39      (0.69)
-------------------------------------------------------------------------------
  Total From Investment Operations...............    1.60     1.75      (0.42)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........................   (0.36)   (0.35)     (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................... $ 11.99  $ 10.75    $  9.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN ....................................   15.13%   19.10%     (4.19)%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)........... $83,430  $95,834    $99,564
 Ratio of Expenses to Average Net Assets.........    0.93%    0.87%      0.90%*
 Ratio of Net Investment Income to Average Net
   Assets........................................    3.04%    3.49%      3.05%*
 Portfolio Turnover Rate.........................     172%     158%       158%
 Average Commission Rate #....................... $0.0600      N/A        N/A
-------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets
   Including Expense Offsets.....................    0.92%    0.86%       N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*Annualized
**Commencement of Operations
# Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

   The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED      DECEMBER 1,
                                                    OCTOBER 31,      1993** TO
                                                  ----------------  OCTOBER 31,
                                                   1996     1995       1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $9.88    $9.16     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................    0.55     0.58       0.48
 Net Realized and Unrealized Gain (Loss).........   (0.15)    0.73      (0.91)
-------------------------------------------------------------------------------
  Total From Investment Operations...............    0.40     1.31      (0.43)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........................   (0.54)   (0.59)     (0.41)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................   $9.74    $9.88      $9.16
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+....................................    4.21%   14.75%     (4.33)%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)........... $18,803  $15,439    $12,178
 Ratio of Expenses to Average Net Assets.........    0.76%    0.76%      0.75%*
 Ratio of Net Investment Income to Average Net
   Assets........................................    5.84%    6.13%      5.37%*
 Portfolio Turnover Rate.........................     260%     165%       230%
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by
   the Adviser Per Share.........................   $0.07    $0.06      $0.08
 Ratio of Expenses to Average Net Assets
   Including Expense Offsets.....................    0.75%    0.75%       N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated during the periods indicated.

   The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED      DECEMBER 1,
                                                    OCTOBER 31,      1993** TO
                                                  ----------------  OCTOBER 31,
                                                   1996     1995       1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $10.02   $10.03     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................    0.51     0.59       0.34
 Net Realized and Unrealized Loss................   (0.01)   (0.02)     (0.02)
-------------------------------------------------------------------------------
  Total From Investment Operations...............    0.50     0.57       0.32
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........................   (0.51)   (0.58)     (0.29)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................  $10.01   $10.02     $10.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+....................................    5.12%    5.83%      3.24%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)........... $15,641  $18,489    $21,371
 Ratio of Expenses to Average Net Assets.........    0.50%    0.52%      0.50%*
 Ratio of Net Investment Income to Average Net
   Assets........................................    4.96%    5.34%      3.53%*
 Portfolio Turnover Rate.........................       0%      38%        13%
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by
   the Adviser Per Share.........................   $0.07    $0.04      $0.04
 Ratio of Expenses to Average Net Assets
   Including Expense Offsets.....................    0.50%    0.50%       N/A
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

   The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                      JULY 1,
                                                                     1996** TO
                                                                    OCTOBER 31,
                                                                       1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............................................      0.01
 Net Realized and Unrealized Gain..................................      0.97
-------------------------------------------------------------------------------
  Total From Investment Operations.................................      0.98
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............................................     (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................................    $10.97
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+......................................................      9.80%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands).............................    $6,410
 Ratio of Expenses to Average Net Assets...........................      1.03%*
 Ratio of Net Investment Income to Average Net Assets..............      0.39%*
 Portfolio Turnover Rate...........................................        34%
 Average Commission Rate...........................................   $0.0600
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by the Adviser Per
   Share...........................................................   $  0.14
 Ratio of Expenses to Average Net Assets Including Expense Off-
   sets............................................................      0.90%
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations
 + Total Return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the period indicated.

    The accompanying notes are an integral part of the financial statements.

                               SIRACH PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Sirach Spe-cial Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, Sirach Short-Term Reserves Portfolio and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. The Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio and Sirach Short-Term Reserves Portfolio, each began operations on December 1, 1993. The Sirach Special Equity Portfolio began operations on October 2, 1989 and The Sirach Equity Portfolio began operations on July 1, 1996. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The finan-cial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institu-tional Class Shares and Institutional Service Class Shares. As of October 31, 1996, only the Sirach Special Equity Portfolio and Sirach Growth Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting, dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

    SIRACH SPECIAL EQUITY PORTFOLIO seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

    SIRACH GROWTH PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of companies that offer long-term growth potential.

    SIRACH STRATEGIC BALANCED PORTFOLIO seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

    SIRACH FIXED INCOME PORTFOLIO seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

    SIRACH SHORT-TERM RESERVES PORTFOLIO seeks to provide competitive rates of return consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of three years or less.

    SIRACH EQUITY PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

                               SIRACH PORTFOLIOS

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income secu-rities, quotations from dealers, market transactions in comparable securi-ties and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quota-tions are readily available is determined in good faith at fair value us-ing methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    At October 31, 1996, the following Portfolios had available an approxi-mate capital loss carryovers for Federal income tax purposes, which will expire on the dates indicated:

                                                             OCTOBER 31,
                                                      --------------------------
   SIRACH PORTFOLIOS                                    2002     2003    TOTAL
   -----------------                                  --------- ------ ---------
   Fixed Income...................................... $ 388,000    --  $ 388,000
   Short-Term Reserves...............................       --  $4,000     4,000

    The Sirach Growth Portfolio, the Sirach Strategic Balanced Portfolio and the Sirach Fixed Income Portfolio utilized capital loss carryovers for Federal income tax purposes of approximately $386,000, $2,353,000 and $238,000, respectively.

                               SIRACH PORTFOLIOS

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each of the Portfolios will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

    Permanent book and tax basis difference relating to shareholder distri-butions resulted in reclassification as follows:

                                                         ACCUMULATED
                                          UNDISTRIBUTED      NET
                                          NET INVESTMENT  REALIZED     PAID IN
   SIRACH PORTFOLIOS                          INCOME     GAIN (LOSS)   CAPITAL
   -----------------                      -------------- -----------  ----------
   Special Equity........................   $1,607,123   $(8,629,740) $7,022,617
   Growth................................          --       (977,399)    977,399
   Strategic Balanced....................       16,797       (16,797)        --
   Fixed Income..........................        3,726        (3,726)        --

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

                               SIRACH PORTFOLIOS

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a par-ticular portfolio. Expenses which cannot be directly attributed are appor-tioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfo-lios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for each Portfolio have been in-creased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at fees calculated at an annual rate of average daily net assets as follows:

SIRACH PORTFOLIOS                                                          RATE
-----------------                                                          -----
Special Equity............................................................ 0.70%
Growth.................................................................... 0.65%
Strategic Balanced........................................................ 0.65%
Fixed Income.............................................................. 0.65%
Short-Term Reserves....................................................... 0.40%
Equity.................................................................... 0.65%

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Fixed Income Portfolio, the Sirach Short-Term Reserves Portfolio and the Sirach Equity Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.75%, 0.50% and 0.90% of average daily net as-sets, respectively.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive

                               SIRACH PORTFOLIOS
annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 mil-lion of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are sub-ject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee in-creases to $90,000. In addition, the Administrator receives a Portfolio-spe-cific monthly fee of between 0.02%-0.06% of the aggregate net assets of the Portfolios. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC.

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
SIRACH PORTFOLIOS                                             FEES       CGFSC
-----------------                                        -------------- --------
Special Equity..........................................    $369,138    $263,156
Growth..................................................      96,046      68,389
Strategic Balanced......................................      77,368      50,225
Fixed Income............................................      46,824      42,951
Short-Term Reserves.....................................      43,098      39,655
Equity..................................................       9,454       9,168

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from

                               SIRACH PORTFOLIOS

$2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following from the Portfolios as Administrator.

                                                                  ADMINISTRATION
SIRACH PORTFOLIOS                                                      FEES
-----------------                                                 --------------
Special Equity...................................................    $248,795
Growth...........................................................      63,264
Strategic Balanced...............................................      56,522
Fixed Income.....................................................      38,803
Short-Term Reserves..............................................      34,253

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank, all of which is unpaid at October 31, 1996, is as follows:

SIRACH PORTFOLIOS
-----------------
Special Equity.......................................................... $25,427
Growth..................................................................   6,588
Strategic Balanced......................................................   5,129
Fixed Income............................................................   3,809
Short-Term Reserves.....................................................   1,976

  E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. ("the Dis-tributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio and Sirach Growth Portfolio have adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Sirach Special Equity Portfolio and Sirach Growth Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Sirach Special Equity Portfolio and Sirach Growth Portfo-lio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Sirach Special Equity Portfolio and Sirach Growth Portfolio's net assets. The Sirach Special Equity Portfolio and Sirach Growth Portfolio's Service Class Shares are not currently making pay-ments for distribution fees. The Sirach Special Equity Portfolio's and Sirach Growth Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations. The Distrib-

                               SIRACH PORTFOLIOS
utor does not receive any fee or other compensation with respect to the other Portfolios in this report.

  F. PURCHASES AND SALES: For the period ended October 31, 1996 the Portfolios made purchases and sales of investment securities other than long-term U.S. Government and short-term securities of:

SIRACH PORTFOLIOS                                       PURCHASES      SALES
-----------------                                      ------------ ------------
Special Equity........................................ $586,012,674 $687,558,003
Growth................................................  157,228,173  157,235,619
Strategic Balanced....................................  100,100,428  104,637,572
Fixed Income..........................................   19,540,137   14,556,551
Short-Term Reserves...................................      497,510          --
Equity................................................    6,692,864      645,318

  Purchases and sales of long-term U.S. Government securities were approxi-mately $40,816,469 and $61,632,747, respectively, for Sirach Strategic Bal-anced Portfolio, $16,739,536 and $21,796,380, respectively for Sirach Fixed Income Portfolio, $500,000 and $0, respectively, for Sirach Short-Term Re-serves Portfolio. There were no purchases or sales of long-term U.S. Govern-ment securities for Sirach Special Equity Portfolio, Sirach Growth Portfolio and Sirach Equity Portfolio. Sales for Sirach Special Equity Portfolio and Sirach Growth Portfolio include in-kind transactions of $30,646,856 and $4,200,555, respectively, including realized gains of $8,441,609 and $977,399, respectively.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolios excluding Sirach Equity Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each partici-pating Portfolio based on its borrowings at a rate per annum equal to the Fed-eral Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each partic-ipating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolios had no borrowings under the agreement.

                               SIRACH PORTFOLIOS

  I. OTHER: At October 31, 1996 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
SIRACH PORTFOLIOS                                         SHAREHOLDERS OWNERSHIP
-----------------                                         ------------ ---------
Growth--Institutional Class..............................       2        20.5
Growth--Institutional Service Class......................       4        93.8
Fixed Income.............................................       3        52.1
Short-Term Reserves......................................       3        74.2
Equity...................................................       3        91.0

  At October 31, 1996 the percentage of total shares held by record sharehold-ers affiliated with the UAM Funds was 16.5% for the Sirach Equity Portfolio.

  J. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Port-folios, by class, were as follows:

                                INSTITUTIONAL CLASS     INSTITUTIONAL SERVICE
                                      SHARES                 CLASS SHARES
                              ------------------------  ----------------------
                              YEAR ENDED   YEAR ENDED
                              OCTOBER 31,  OCTOBER 31,  MARCH 22, 1996* TO
                                 1996         1995       OCTOBER 31, 1996
                              -----------  -----------  ------------------
SIRACH SPECIAL EQUITY PORT-
  FOLIO:
Shares Issued...............    2,744,916    3,142,594         93,038
In Lieu of Cash Distribu-
  tions.....................    7,041,933    2,298,514            --
Shares Redeemed.............  (11,728,227) (10,848,182)       (37,003)
                              -----------  -----------      ---------
Net Increase (Decrease) from
  Capital Share Transac-
  tions.....................   (1,941,378)  (5,407,074)        56,035
                              ===========  ===========      =========
SIRACH GROWTH PORTFOLIO:
Shares Issued...............    2,516,616    4,951,616      1,035,866
In Lieu of Cash Distribu-
  tions.....................       78,516      130,396            269
Shares Redeemed.............   (3,499,650)  (3,351,588)        (5,197)
                              -----------  -----------      ---------
Net Increase (Decrease) from
  Capital Share Transac-
  tions.....................     (904,518)   1,730,424      1,030,938
                              ===========  ===========      =========

                               SIRACH PORTFOLIOS

                                                    INSTITUTIONAL CLASS SHARES
                                                    ---------------------------
                                                                     YEAR ENDED
                                                       YEAR ENDED     OCTOBER
                                                    OCTOBER 31, 1996  31, 1995
                                                    ---------------- ----------
SIRACH STRATEGIC BALANCED PORTFOLIO:
Shares Issued......................................     1,081,826     2,482,322
In Lieu of Cash Distributions......................       246,974       336,268
Shares Redeemed....................................    (3,281,799)   (4,557,601)
                                                       ----------    ----------
Net Increase (Decrease) from
  Capital Share Transactions.......................    (1,952,999)   (1,739,011)
                                                       ==========    ==========
SIRACH FIXED INCOME PORTFOLIO:
Shares Issued......................................     1,045,131       502,850
In Lieu of Cash Distributions......................        92,899        87,772
Shares Redeemed....................................      (768,942)     (358,693)
                                                       ----------    ----------
Net Increase (Decrease) from
  Capital Share Transactions.......................       369,088       231,929
                                                       ==========    ==========
SIRACH SHORT-TERM RESERVES PORTFOLIO:
Shares Issued......................................       600,040     1,185,842
In Lieu of Cash Distributions......................        83,796       116,064
Shares Redeemed....................................      (965,861)   (1,587,975)
                                                       ----------    ----------
Net Increase (Decrease) from
  Capital Share Transactions.......................      (282,025)     (286,069)
                                                       ==========    ==========
                                                    JULY 1, 1996* TO
                                                    OCTOBER 31, 1996
                                                    ----------------
SIRACH EQUITY PORTFOLIO:
Shares Issued......................................       596,664           --
In Lieu of Cash Distributions......................           111           --
Shares Redeemed....................................       (12,429)          --
                                                       ----------    ----------
Net Increase (Decrease) from
  Capital Share Transactions.......................       584,346           --
                                                       ==========    ==========

* Commencement of Operations

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sirach Special Equity Portfolio
Sirach Growth Portfolio
Sirach Strategic Balanced Portfolio
Sirach Fixed Income Portfolio
Sirach Short-Term Reserves Portfolio
Sirach Equity Portfolio

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of the Sirach Special Eq-uity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, Sirach Short-Term Reserves Portfolio and Sirach Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at Oc-tober 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicat-ed, in conformity with generally accepted accounting principles. These finan-cial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the ap-plication of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

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FEDERAL TAX INFORMATION (UNAUDITED):

  Sirach Special Equity Portfolio hereby designates $82,946,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the period ended October 31, 1996, the percent-age of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 6.5% for Sirach Special Equity Portfolio, 19.2% for Sirach Growth Portfolio, 12.5% for Sirach Strategic Balanced Portfolio and 17.3% for Sirach Equity Portfolio.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF RATINGS FOR CORPORATE BOND AND PREFERRED SECURITIES
  Excerpts from Moody's Investor Service ("Moody's") description of its high-est bond ratings: AAA -- judged to be the highest quality; carry the smallest degree of investment risk: AA -- judged to be of high quality by all stan-dards; A -- possess many favorable investment attributes and are to be consid-ered as higher medium grade obligations; BAA -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA -- highest grade obligations; possess the ultimate de-gree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Associa-tion, is not guaranteed by the United States, but those institutions are pro-tected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt ob-ligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the fac-tors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of specu-lative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the manage-ment of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected fa-vorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between vari-ous currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervi-sion and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social in-stability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                         STERLING PARTNERS' PORTFOLIOS

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sterling Partners' Portfolios' Institutional Class Shares dated January 3, 1997 and the Prospectus for the Sterling Partners' Portfolios' Institutional Service Class Shares (the "Service Class Shares") dated January 3, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   7
Shareholder Services.......................................................   8
Investment Limitations.....................................................  10
Management of the Fund.....................................................  11
Investment Adviser.........................................................  14
Service and Distribution Plans.............................................  15
Portfolio Transactions.....................................................  18
Administrative Services....................................................  19
Performance Calculations...................................................  20
General Information........................................................  26
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the Sterling Partners' Equity, Sterling Partners' Balanced, Sterling Partners' Small Cap Value and Sterling Partners' Short-Term Fixed Income Portfolios (the "Sterling Partners' Portfolios") as set forth in the Sterling Partners' Pro-spectuses:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsis-tent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal De-posit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Port-folio;

  (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS
  Each Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regu-lated under the Commodity Exchange Act by the Commodity Futures Trading Com-mission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect secu-rities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obli-gations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to main-tain its required margin. In such situations, if the Portfolio has insuffi-cient cash, it may have to sell Portfolio securities to meet daily margin re-quirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures posi-tions also could have an adverse impact on the Portfolio's ability to effec-tively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transac-tion costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would pre-sumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as in-come for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually real-ized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is antic-ipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid real-izing excessive gains on securities held for less than three months, a Portfo-lio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recog-nized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the na-ture of the payments.

                              PURCHASE OF SHARES

  Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Cus-todian. The minimum initial investment required is $2,500 for the Sterling Partners' Portfolios Institutional Class Shares and $100,000 for the Sterling Partners' Portfolios Institutional Service Class Shares with certain excep-tions as may be determined from time to time by officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA in-vestment, $250 minimum; additional investment for all accounts, $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Ex-change ("Exchange") will be executed at the price computed on the date of re-ceipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Ex-change is open after proper receipt. The Exchange will be closed on the fol-lowing days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, Septem-ber 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Securi-ties and Exchange Commission (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securi-ties owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any share-holder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable with-out the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a re-deeming shareholder would normally incur brokerage expenses if these securi-ties were converted to cash.

  No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

  SIGNATURE GUARANTEES -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Sig-nature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-nature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Serv-ices" in the Sterling Partners' Prospectuses:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios and Institutional Service Class Shares of each Sterling Portfolio may be exchanged for Institu-tional Service Class Shares of the other Sterling Portfolios. In addition, In-stitutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfo-lios of the UAM Funds -- Institutional Class Shares at the end of the Sterling Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Serv-ice Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfo-lios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other re-strictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares to another person by making a written re-quest to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered own-ers and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  Each Sterling Partners' Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Sterling Partners' Portfolio will not:

  (1)invest in commodities;

  (2) purchase or sell real estate, although it may purchase and sell secu-rities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

  (4) purchase on margin or sell short;

  (5) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  (6) underwrite the securities of other issuers or invest more than an ag-gregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual re-strictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (7) invest for the purpose of exercising control over management of any company;

  (8) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of the Portfo-lio's total assets would be invested in securities of companies within such indus-try; provided, however, that there shall be no limitation on the pur-chase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

  (9) write or acquire options or interests in oil, gas or other mineral ex-ploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal oc-cupations during the past five years. As of December 31, 1996, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

 JOHN T. BENNETT, JR.     Director of the Fund, President of Squam Investment
 College Road-RFD 3       Management Company, Inc. and Great Island Investment
 Meredith, NG 03253       Company, Inc.; President of Bennett Management
 Age: 67                  Company from 1988 to 1993.
 PHILIP D. ENGLISH        Director of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age: 47                  Inc.
 WILLIAM A. HUMENUK       Director of the Fund; Partner in the Philadelphia
 4000 Bell Atlantic Tower office of the law firm Dechert Price & Rhoads;
 1717 Arch Street         Director, Hofler Corp.
 Philadelphia, PA 19103
 Age: 54
 NORTON H. REAMER*        Director, President and Chairman of the Fund;
 One International Place  President, Chief Executive Officer and a Director of
 Boston, MA 02110         United Asset Management Corporation; Director,
 Age: 60                  Partner or Trustee of each of the Investment
                          Companies of the Eaton Vance Group of Mutual Funds.
 PETER M. WHITMAN, JR.*   Director of the Fund; President and Chief Investment
 One Financial Center     Officer of Dewey Square Investors Corporation since
 Boston, MA 02111         1988; Director and Chief Executive Officer of H.T.
 Age: 52                  Investors, Inc., formerly a subsidiary of Dewey
                          Square.

----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

 WILLIAM H. PARK*        Vice President of the Fund; Executive Vice President
 One International Place and Chief Financial Officer of United Asset Management
 Boston, MA 02110        Corporation.
 Age:49
 GARY L. FRENCH*         Treasurer of the Fund; President of UAM Fund Services,
 211 Congress Street     Inc. and UAM Fund Distributors, Inc.; Vice President
 Boston, MA 02110        of Operations, Development and Control of Fidelity
 Age: 45                 Investments in 1995; Treasurer of the Fidelity Group
                         of Mutual Funds from 1992 to 1995.
 ROBERT R. FLAHERTY*     Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street     Fund Services, Inc.; former Manager of Fund
 Boston, MA 02110        Administration and Compliance of Chase Global Fund
 Age: 32                 Services Company from 1995 to 1996; Deloitte & Touche
                         LLP from 1985 to 1995, formerly Senior Manager.
 MICHAEL DEFAO*          Secretary of the Fund; Vice President and General
 211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund
 Boston, MA 02110        Distributors, Inc; Associate Attorney of Ropes & Gray
 Age: 28                 (a law firm) from 1993 to 1995.
 KARL O. HARTMANN*       Assistant Secretary of the Fund; Senior Vice President
 73 Tremont Street       and General Counsel of Chase Global Funds Services
 Boston, MA 02108        Company; Senior Vice President, Secretary and General
 Age: 41                 Counsel of Leland, O'Brien, Rubinstein Associates,
                         Inc. from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director
Philip D. English.......     $25,463               0                 0              $30,500
 Director
William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of a Portfolio, as noted.

  Sterling Partners' Balanced Portfolio: The Chase Manhattan Bank, N.A., Trustee for Employee Savings Plan & Trust of Bowers Fibers, Inc., 770 Broad-way, New York, NY, 8.7%*, The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 7.3%*; Fleet National Bank, Trustee, FBO Smith Helms Sterling, Muliss & Moore Partners, P.O. Box 92800, Rochester, NY, 8.1%*; Hartnat & Co., Nalle Clinic, P.O. Box 4044, Boston, MA, 5.6%*; and Joseph B. Callahan and James O. Goodwin Henderson Clinic for Women, c/o Dr. James O. Goodwin Vance Medical Building, 1912 Ruin Creek Road, Henderson, NC, 5%*.

  Sterling Partners' Equity Portfolio: H. Keith Brunnemer, Jr., Michael Peeler Fund, c/o Brunnemer & Company, 227 W. Trade Street, Suite 1510, Charlotte, NC, 11%; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc.,

Retirement & Profit Sharing Plan, 770 Broadway, New York, NY, 8.8%* and; Hartnat & Co., Smith Anderson, P.O. Box 4044, Boston, MA, 6.5%*; Bank of Bos-ton & Co., Profit Sharing, c/o Fairfield Communities, Inc., P.O. Box 809, Boston, MA, 5%.

  Sterling Partners' Short-Term Fixed Income Portfolio: The Chase Manhattan Bank, N.A., Trustee for Princess House Inc., 401(k) Plan, 770 Broadway, New York, NY, 10.0%*; Northwestern Trust Co., Personal Trust, 1201 3rd Ave., Suite 2010, Seattle, WA, 9.9%; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 8.0%*; Hartnat & Co., P.O. Box 4044, Boston, MA, 7.7%*; W. Olin Nisbet, Jr., Family Limited Partnership, c/o Beth Reigel, 1614 Beverly Drive, Char-lotte, NC, 6.4%; Betty K. Love, 2496 Old Lexington Road, Asheboro, NC, 5.8%; Angus M. McBryde, Jr., 13 Logan Street, Charleston, SC, 5.2%.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the In-vestment Company Act of 1940, as amended, (the "1940 Act") such Portfolio. As a result, those persons or organizations could have the ability to vote a ma-jority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Sterling Capital Management Company (the "Adviser") is a wholly-owned sub-sidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institu-tional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Nalle Clinic, Nucor Corp., Mc-Devitt Street Bovis, ENT Associates, Dean Witter, Reynolds Inc., Walter Indus-tries, Inc., Street Enterprises, Inc., Georgia Marble Corp., Cheraw Yarn Mills, Sanger Clinic, Adobe Systems, Inc., Paychex, Inc., Belk Store Services, Davidson College and Lakeland Regional Medical Center.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Sterling Partners' Portfolio pays the Adviser an an-nual fee, in monthly installments, calculated by applying the following annual percentage rates to all of the Sterling Partners' Portfolios' average daily net assets for the month:

                                                                           RATE
                                                                           ----
   Sterling Partners' Balanced Portfolio.................................. 0.75%
   Sterling Partners' Equity Portfolio.................................... 0.75%
   Sterling Partners' Small Cap Value Portfolio........................... 1.00%
   Sterling Partners' Short-Term Fixed Income Portfolio................... 0.50%

  For the fiscal years ended October 31, 1994, 1995 and 1996, Sterling Part-ners' Balanced Portfolio paid advisory fees of approximately $423,000, $490,000 and $462,951, respectively.

  For the fiscal years ended October 31, 1994, 1995 and 1996, Sterling Part-ners' Equity Portfolio paid advisory fees of approximately $89,000 $137,000 and $184,081, respectively. During this period, the Adviser voluntarily waived advisory fees of approximately $67,000, $60,000 and $72,415, respectively.

  For the fiscal years ended October 31, 1994, 1995 and 1996, Sterling Part-ners' Short-Term Fixed Income Portfolio paid advisory fees of approximately $1,000, $15,000 and $0, respectively. During these periods, the Adviser volun-tarily waived advisory fees of approximately $114,000, $105,000 and $121,012, respectively.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of such Fund's payment of 0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account record for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share-holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpreta-tions thereof by, the Board of Governors of the Federal Reserve Sys-tem, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Direc-tors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no di-rect or indirect financial interest in such arrangements.

  The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its sharehold-ers by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-in-terested Directors.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, in-cluding a majority of the Directors who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the re-lated agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Sterling Partners' Portfolios Service Class Shares have not been offered prior to the date of this Statement.

  Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested per-sons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' out-standing voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a major-ity of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make pay-ments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the bro-ker effecting the transaction. It is not the Fund's practice to allocate bro-kerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approxi-mately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC'). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, pro-vided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 bil-lion. The fees were allocated among the Portfolios on the basis of their rela-tive assets and were subject to a designated minimum fee schedule per Portfo-lio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  During the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, administrative services fees paid to the Administrator by the Ster-ling Partners' Equity, Balanced and Short-Term Fixed Income Portfolios to-taled: $66,000, $76,000 and $87,881; $72,000, $82,000 and $99,401; and
$74,000, $80,000 and $84,081, respectively. Of the fees paid during the year ended October 31, 1996, Sterling Partners' Equity Portfolio paid $76,476 to CGFSC and $11,405 to UAMFSI; Sterling Partners' Balanced Portfolio paid $79,502 to CGFSC and $19,899 to UAMFSI; and Sterling Partners' Short-Term Fixed Income Portfolio paid $78,948 to CGFSC and $5,133 to UAMFSI. The serv-ices provided by the

Administration and the basis of the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  Each Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standard-ized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing perfor-mance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

TOTAL RETURN
  The average annual total return of the Sterling Partners' Portfolios is de-termined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 invest-ment to its ending redeemable value. The calculation assumes that all divi-dends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Serv-ice Class Shares of the Sterling Partners' Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institu-tional Class Shares of the same Portfolio.

  The average annual total rates of return for the Institutional Class Shares of the Sterling Partners' Portfolios from inception on the date of the Finan-cial Statements included herein are as follows:

                                                     SINCE INCEPTION
                              ONE YEAR   FIVE YEARS   THROUGH YEAR
                                ENDED       ENDED         ENDED
                             OCTOBER 31, OCTOBER 31,   OCTOBER 31,   INCEPTION
                                1996        1996          1996         DATE
                             ----------- ----------- --------------- ---------
Sterling Partners' Balanced
  Portfolio.................    15.52%      10.12%         9.79%      3/15/91
Sterling Partners' Equity
  Portfolio.................    24.76%      13.64%        13.11%      5/15/91
Sterling Partners' Short-
  Term Fixed Income
  Portfolio.................     5.51%         --          5.18%      2/10/92

  These figures were calculated according to the following formula:

  P (1 + T)/n/ = ERV

where:
  P      = a hypothetical initial payment of $1,000
  T      = average annual total return
  n      = number of years
  ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

  Service Class Shares of the Sterling Partners' Portfolios were not offered as of October 31, 1996. Accordingly, no total return figures are available.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ments. Since Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares of the Portfolio.

  The current yield of the Sterling Partners' Short-Term Fixed Income Portfo-lio is determined by dividing the net investment income per share earned dur-ing a30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Sterling Partners' Short-Term Fixed Income Portfolio for the 30-day period ended October 31, 1995 was 5.60%.

  This figure was obtained using the following formula:

  Yield = 2[( a - b + 1 )/6/ - 1]
                 cd

where:

  a  = dividends and interest earned during the period

  b  = expenses accrued for the period (net of reimbursements)

  c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

  d = the maximum offering price per share on the last day of the peri-od.

  Service Class Shares of the Sterling Partners' Short-Term Fixed Income Port-folio were not offered as of October 31, 1996. Accordingly, no yield figure is available.

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices --unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the per-formance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) The Lehman Brothers 1-3 Year Government Bond Index -- The Government Bond Index is made up of the Treasury Bond Index (all public obliga-tions of the U.S. Treasury, excluding flower bonds and foreign-targeted issues with maturities of one to three years) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with maturities of one to three years). The Lehman Brothers Bond Indices include fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

  (m) The Salomon Brothers 3 Month T-Bill Average -- The average return for all treasury bills for the previous three month period.

  (n) The Lehman Brothers Intermediate Government/Corporate Index is an un-managed index composed of a combination of the Government and Corpo-rate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for oth-ers. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international gov-ernments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (o) Lehman Brothers Government/Corporate Bond Index -- is an unmanaged in-dex composed of approximately 5,000 publicly issued, fixed rate, non-convertible corporate and U.S. Government debt rated "Baa" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.

  (p) Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  (q) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index com-posed of all outstanding U.S. Treasury issues maturing within one to three years.

  (r) The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index com-posed of all outstanding public issues with a quality rating BBB3 -- AAA maturing within one to three years.

  (s) NASDAQ Industrial Index--is composed of more than 3,000 industrial is-sues. It is a value-weighted index calculated on price change only and does not include income.

  (t) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (u) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, market value weighted index of the 3,000 largest U.S. publicly-traded companies.

  (v) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and

       65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; and 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index and 50% Standard & Poor's 500 Stock Index, 45% Lehman Brothers Intermediate Government/ Corporate Index and 5% Salomon Brothers 3 Month T-Bill Index.

  (w) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (x) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (y) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publi-cations that rate fund performance over specified time periods.

  (z) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  (aa) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (bb) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  (cc) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calcu-lations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of com-mon stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

  Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Direc-tors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfo-lio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains (see discussion under "Dividends, Capital Gains Distri-butions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of that Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the Sterling Partners' Portfolios and the Finan-cial Highlights for the respective periods presented, which appear in the Portfolios' 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are at-tached to this SAI.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (61.3%)
-------------------------------------------------------------------------------
 BANKS (2.4%)
  Bankers Trust New York Corp. ............................. 10,042 $   848,549
  NationsBank Corp. ........................................  5,750     541,937
                                                                    -----------
                                                                      1,390,486
-------------------------------------------------------------------------------
 BASIC RESOURCES (0.5%)
 *Destec Energy, Inc. ...................................... 20,884     313,260
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (4.4%)
  Interstate Bakeries Corp. ................................ 25,050   1,061,494
  Nabisco Holdings Corp. ................................... 29,100   1,083,975
  Tyson Foods, Inc., Class A................................ 14,133     416,923
                                                                    -----------
                                                                      2,562,392
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (2.3%)
  Knight-Ridder, Inc. ......................................  8,737     326,545
  Scripps Co. (E.W.)........................................ 21,275   1,007,903
                                                                    -----------
                                                                      1,334,448
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (3.7%)
  Ingersoll-Rand Co. ....................................... 23,675     985,472
  Keystone International, Inc. ............................. 22,275     400,950
  Stewart & Stevenson Services, Inc. ....................... 36,244     770,185
                                                                    -----------
                                                                      2,156,607
-------------------------------------------------------------------------------
 CONSTRUCTION (1.2%)
 *USG Corp. ................................................ 24,400     719,800
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (4.3%)
  First Brands Corp. ....................................... 29,374     833,487
  Hasbro, Inc. ............................................. 14,067     546,855
  Philip Morris Cos., Inc. ................................. 12,100   1,120,762
                                                                    -----------
                                                                      2,501,104
-------------------------------------------------------------------------------
 ELECTRONICS (0.5%)
  Motorola, Inc. ...........................................  6,025     277,150
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ENERGY (4.9%)
  Chevron Corp. ............................................ 12,922 $   849,622
  Exxon Corp. ..............................................  3,434     304,338
  Mobil Corp. ..............................................  7,174     837,564
  Schlumberger Ltd. ........................................  8,925     884,691
                                                                    -----------
                                                                      2,876,215
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (1.3%)
  Walt Disney Co. .......................................... 11,557     761,317
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (2.7%)
  J.P. Morgan & Co. ........................................ 10,071     869,883
  Paine Webber Group........................................ 31,900     749,650
                                                                    -----------
                                                                      1,619,533
-------------------------------------------------------------------------------
 HEALTH CARE (7.1%)
 *Acuson Corp. ............................................. 48,621   1,027,119
 *Magellan Health Services, Inc. ........................... 50,350     925,181
  McKesson Corp. ...........................................  8,400     417,900
 *St. Jude Medical, Inc. ................................... 21,875     864,063
  U.S. Surgical Corp. ...................................... 21,725     909,734
                                                                    -----------
                                                                      4,143,997
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (1.0%)
  Stanhome, Inc. ........................................... 21,888     580,032
-------------------------------------------------------------------------------
 INSURANCE (3.5%)
  Associates First Capital Corp. ........................... 10,017     434,487
  Chubb Corp. .............................................. 22,093   1,104,650
  Ohio Casualty Corp. ...................................... 15,525     504,563
                                                                    -----------
                                                                      2,043,700
-------------------------------------------------------------------------------
 MANUFACTURING (4.7%)
 *Amphenol Corp., Class A................................... 31,814     632,303
  Belden, Inc. ............................................. 19,258     553,668
  Snap-On Tools Corp. ...................................... 25,925     832,841
  United Dominion Industries................................ 37,295     769,209
                                                                    -----------
                                                                      2,788,021
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES   VALUE+
----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
 MINING (0.8%)
  Potash Corp. of Saskatchewan, Inc. ....................  6,622 $   469,334
----------------------------------------------------------------------------
 PHARMACEUTICALS (0.9%)
  Pharmacia & Upjohn, Inc. ..............................  7,775     279,900
  Rhone-Poulenc Rorer, Inc. .............................  4,000     268,500
                                                                 -----------
                                                                     548,400
----------------------------------------------------------------------------
 RETAIL (3.7%)
  Family Dollar Stores, Inc. ............................ 45,150     767,550
 *Federated Department Stores, Inc. .....................  9,237     304,821
 *Price/Costco, Inc. .................................... 54,750   1,088,156
                                                                 -----------
                                                                   2,160,527
----------------------------------------------------------------------------
 SERVICES (0.7%)
  Flight Safety International, Inc. .....................  8,620     425,612
----------------------------------------------------------------------------
 TECHNOLOGY (3.0%)
 *Cisco Systems, Inc. ...................................  6,337     392,102
  Hewlett-Packard Co. ................................... 16,213     715,399
  Intel Corp. ...........................................  4,590     504,326
  Lucent Technologies, Inc. .............................  3,254     152,914
                                                                 -----------
                                                                   1,764,741
----------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.2%)
  Ameritech Corp. .......................................  6,894     377,446
  AT&T Corp. ............................................  9,242     322,315
                                                                 -----------
                                                                     699,761
----------------------------------------------------------------------------
 TEXTILES & APPAREL (2.2%)
  Russell Corp. ......................................... 18,375     521,391
  Unifi, Inc. ........................................... 24,775     771,122
                                                                 -----------
                                                                   1,292,513
----------------------------------------------------------------------------
 TRANSPORTATION (2.0%)
  Canadian National Railway.............................. 42,655   1,173,013
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        SHARES     VALUE+
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
UTILITIES (2.3%)
 CMS Energy Corp. ...................................     19,623 $   620,577
 Portland General Corp...............................     11,205     490,219
 Sierra Pacific Resources............................      9,500     264,813
                                                                 -----------
                                                                   1,375,609
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $30,530,701).................................             35,977,572
----------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS (13.8%)
----------------------------------------------------------------------------
BANKS (2.6%)
 BankAmerica Corp.
   6.65%, 5/1/01..................................... $  910,000     915,988
 NationsBank Corp.
   5.70%, 2/12/01....................................    640,000     621,939
                                                                 -----------
                                                                   1,537,927
----------------------------------------------------------------------------
FINANCIAL SERVICES (6.0%)
 Associates Corp. of North America
   6.00%, 6/15/01....................................  1,750,000   1,716,400
 Sears Roebuck Acceptance Corp.
   6.54%, 5/6/99.....................................  1,800,000   1,813,590
                                                                 -----------
                                                                   3,529,990
----------------------------------------------------------------------------
INDUSTRIAL (2.3%)
 Ford Motor Corp.
   7.25%, 10/1/08....................................  1,300,000   1,318,044
----------------------------------------------------------------------------
TRANSPORTATION (2.9%)
 Southern Railway Corp.
   10.00%, 7/15/00...................................  1,535,000   1,720,935
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $8,013,658)..................................              8,106,896
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (22.4%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (14.0%)
 6.50%, 4/30/99......................................... $2,460,000 $ 2,497,663
 5.625%, 11/30/00.......................................    200,000     197,062
 5.50%, 12/31/00........................................    450,000     441,072
 5.625%, 2/28/01........................................    745,000     732,894
 7.50%, 11/15/01........................................    375,000     397,148
 6.50%, 8/15/05.........................................  3,905,000   3,945,885
                                                                    -----------
                                                                      8,211,724
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (7.2%)
 6.25%, 8/15/23.........................................  1,205,000   1,131,941
 7.625%, 2/15/25........................................  2,435,000   2,713,126
 6.75%, 8/15/26.........................................    390,000     394,629
                                                                    -----------
                                                                      4,239,696
-------------------------------------------------------------------------------
U.S. TREASURY STRIPS (0.3%)
 Zero Coupon, 5/15/01...................................    235,000     179,190
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
 Federal National Mortgage Association
 REMIC Series 92-150G
  6.75%, 9/25/18,
  Estimated Average Life 8/97++.........................    293,445     293,861
-------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (0.4%)
 Federal Home Loan Mortgage Corporation
 Pool #M90315
  5.50%, 12/1/98,
  Estimated Average Life 7/98++.........................    129,732     128,435
 Federal Home Loan Mortgage Corporation
 Pool #G50213
  6.50%, 11/1/99,
  Estimated Average Life 12/98++........................     66,437      66,603
                                                                    -----------
                                                                        195,038
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $13,013,667).....             13,119,509
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE
                                                         AMOUNT     VALUE+
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.0%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.0%)
  Chase Securities, Inc., 5.58%, dated 10/31/96, due
    11/1/96, to be repurchased at $1,168,181,
    collateralized by $1,129,001 various U.S. Treasury
    Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
    valued at $1,168,003 (COST $1,168,000)............ $1,168,000 $ 1,168,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $52,726,026)(A)...............................             58,371,977
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)...................                319,144
-----------------------------------------------------------------------------
NET ASSETS (100%).....................................            $58,691,121
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

 +  See Note A to Financial Statements.
++  Estimated Average Life is unaudited.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $52,766,288. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $5,605,689. This consisted of aggregate gross unrealized appreciation for all securities of $6,222,695 and aggregate gross unrealized depreciation for all securities of $617,006.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (95.4%)
-------------------------------------------------------------------------------
 BANKS (3.7%)
  Bankers Trust New York Corp. .............................  8,685 $   733,883
  NationsBank Corp. ........................................  5,062     477,093
                                                                    -----------
                                                                      1,210,976
-------------------------------------------------------------------------------
 BASIC RESOURCES(0.8%)
 *Destec Energy, Inc. ...................................... 18,467     277,005
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (7.1%)
  Interstate Bakeries Corp. ................................ 24,130   1,022,509
  Nabisco Holdings Corp. ................................... 25,761     959,597
  Tyson Foods, Inc., Class A................................ 11,661     344,000
                                                                    -----------
                                                                      2,326,106
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (3.5%)
  Knight-Ridder, Inc. ......................................  7,750     289,656
  Scripps Co. (E.W.)........................................ 18,382     870,847
                                                                    -----------
                                                                      1,160,503
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (5.9%)
  Ingersoll-Rand Co. ....................................... 22,611     941,183
  Keystone International, Inc. ............................. 17,329     311,922
  Stewart & Stevenson Services, Inc. ....................... 32,025     680,531
                                                                    -----------
                                                                      1,933,636
-------------------------------------------------------------------------------
 CONSTRUCTION (1.9%)
 *USG Corp. ................................................ 21,575     636,463
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (6.7%)
  First Brands Corp. ....................................... 25,902     734,969
  Hasbro, Inc. ............................................. 12,465     484,577
  Philip Morris Cos., Inc. ................................. 10,666     987,938
                                                                    -----------
                                                                      2,207,484
-------------------------------------------------------------------------------
 ELECTRONICS (0.7%)
  Motorola, Inc. ...........................................  5,102     234,692
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ENERGY (7.5%)
  Chevron Corp. ............................................ 11,093 $   729,365
  Exxon Corp. ..............................................  3,050     270,306
  Mobil Corp. ..............................................  6,350     741,362
  Schlumberger Ltd. ........................................  7,207     714,394
                                                                    -----------
                                                                      2,455,427
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (2.0%)
  Walt Disney Co. .......................................... 10,001     658,816
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (4.2%)
  J.P. Morgan & Co. ........................................  8,544     737,988
  Paine Webber Group........................................ 27,531     646,979
                                                                    -----------
                                                                      1,384,967
-------------------------------------------------------------------------------
 HEALTH CARE (10.8%)
 *Acuson Corp. ............................................. 41,701     880,934
 *Magellan Health Services, Inc. ........................... 44,455     816,861
  McKesson Corp. ...........................................  7,325     364,419
 *St. Jude Medical, Inc. ................................... 18,950     748,525
  U.S. Surgical Corp. ...................................... 17,866     748,139
                                                                    -----------
                                                                      3,558,878
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (1.6%)
  Stanhome, Inc. ........................................... 19,300     511,450
-------------------------------------------------------------------------------
 INSURANCE (5.4%)
  Associates First Capital Corp. ...........................  8,902     386,124
  Chubb Corp. .............................................. 19,546     977,300
  Ohio Casualty Corp. ...................................... 13,260     430,950
                                                                    -----------
                                                                      1,794,374
-------------------------------------------------------------------------------
 MANUFACTURING (7.3%)
 *Amphenol Corp., Class A................................... 28,168     559,839
  Belden, Inc. ............................................. 16,195     465,606
  Snap-On Tools Corp. ...................................... 22,850     734,056
  United Dominion Industries................................ 31,300     645,563
                                                                    -----------
                                                                      2,405,064
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 MINING (1.2%)
  Potash Corp. of Saskatchewan, Inc..........................  5,668 $   401,719
--------------------------------------------------------------------------------
 PHARMACEUTICALS (1.4%)
  Pharmacia & Upjohn, Inc....................................  6,640     239,040
  Rhone-Poulenc Rorer, Inc. .................................  3,317     222,654
                                                                     -----------
                                                                         461,694
--------------------------------------------------------------------------------
 RETAIL (5.8%)
  Family Dollar Stores, Inc.................................. 40,025     680,425
 *Federated Department Stores, Inc...........................  7,713     254,529
 *Price/Costco, Inc.......................................... 49,439     982,600
                                                                     -----------
                                                                       1,917,554
--------------------------------------------------------------------------------
 SERVICES (1.1%)
  FlightSafety International, Inc............................  7,410     365,869
--------------------------------------------------------------------------------
 TECHNOLOGY (4.7%)
 *Cisco Systems, Inc. .......................................  5,365     331,959
  Hewlett-Packard Co. ....................................... 15,062     664,611
  Intel Corp.................................................  3,806     418,184
  Lucent Technologies, Inc...................................  2,545     119,615
                                                                     -----------
                                                                       1,534,369
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.8%)
  Ameritech Corp.............................................  5,831     319,247
  AT&T Corp..................................................  8,145     284,057
                                                                     -----------
                                                                         603,304
--------------------------------------------------------------------------------
 TEXTILES & APPAREL (3.5%)
  Russell Corp. ............................................. 16,575     470,316
  Unifi, Inc. ............................................... 22,268     693,091
                                                                     -----------
                                                                       1,163,407
--------------------------------------------------------------------------------
 TRANSPORTATION (3.2%)
  Canadian National Railway.................................. 37,842   1,040,655
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (3.6%)
 CMS Energy Corp. .....................................     16,761 $   530,066
 Portland General Corp.................................      9,793     428,444
 Sierra Pacific Resources..............................      8,775     244,603
                                                                   -----------
                                                                     1,203,113
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $26,372,777)...................................             31,447,525
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.9%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $1,606,249,
   collateralized by $1,552,376 various U.S. Treasury
   Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
   valued at $1,606,004
   (COST $1,606,000)................................... $1,606,000   1,606,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $27,978,777)(A)................................             33,053,525
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)...................               (110,679)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $32,942,846
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $27,997,083. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $5,056,442. This consisted of aggregate gross unrealized appreciation for all securities of $5,464,687 and aggregate gross unrealized depreciation for all securities of $408,245.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (30.6%)
-------------------------------------------------------------------------------
BANKS (4.9%)
 Chase Manhattan Grantor Trust, Series 1995A A 6.00%,
   09/17/01,
    Estimated Average Life 11/97++....................... $  290,550 $  291,419
 Irving Bank Corp.
   8.50%, 6/1/02, callable 12/31/96......................    318,000    319,984
 NationsBank Corp.
   6.625%, 1/15/98.......................................    500,000    504,965
                                                                     ----------
                                                                      1,116,368
-------------------------------------------------------------------------------
FINANCIAL SERVICES (12.2%)
 *Ford Motor Credit Corp.-Medium Term Note
   5.938%, 2/1/99, callable 2/1/98.......................  1,000,000  1,002,680
 General Electric Capital Corp.
   7.34%, 3/2/99.........................................    750,000    770,475
 Grand Metropolitan Investment Corp.-Medium Term Note
   6.186%, 8/3/99........................................  1,000,000    998,330
                                                                     ----------
                                                                      2,771,485
-------------------------------------------------------------------------------
INDUSTRIAL (11.3%)
 Cooper Industries, Inc.
   7.76%, 11/5/97........................................  1,000,000  1,018,490
 Du Pont (E.I.) de Nemours-Medium Term Note
   8.35%, 5/15/98........................................  1,000,000  1,036,230
 PHH Group, Inc.
   8.00%, 1/1/97.........................................    500,000    501,850
                                                                     ----------
                                                                      2,556,570
-------------------------------------------------------------------------------
TRANSPORTATION (2.2%)
 Seaboard System, Series 6
   10.00%, 5/15/97.......................................    500,000    511,230
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $6,925,241)........             6,955,653
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (67.7%)
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (48.6%)
  5.875%, 7/31/97........................................ $  850,000 $   852,525
  6.50%, 8/15/97.........................................    500,000     503,905
  5.50%, 9/30/97.........................................    400,000     400,064
  5.00%, 1/31/98.........................................  1,000,000     992,340
  6.125%, 5/15/98........................................  1,000,000   1,006,560
  6.25%, 7/31/98.........................................    475,000     479,156
  5.875%, 8/15/98........................................  1,900,000   1,904,446
  6.875%, 8/31/99........................................  1,000,000   1,025,000
  7.125%, 9/30/99........................................  1,000,000   1,032,030
  6.25%, 5/31/00.........................................  1,250,000   1,260,150
  5.50%, 12/31/00........................................    500,000     490,080
  5.25%, 1/31/01.........................................    500,000     486,330
  6.625%, 7/31/01........................................    600,000     612,654
                                                                     -----------
                                                                      11,045,240
--------------------------------------------------------------------------------
GOVERNMENT AGENCY SECURITIES (6.8%)
 Federal Home Loan Bank
   7.76%, 9/19/01, Callable 9/19/97......................    500,000     508,815
 Federal Home Loan Mortgage Corp.
   6.14%, 10/23/98, Callable 11/30/96....................    500,000     499,610
 Guaranteed Trade Trust, Series 93-A
   4.86%, 4/1/98, Estimated Average Life 9/97++..........     30,000      29,805
 Tennessee Valley Authority
   5.98%, 4/1/36, Putable 4/1/98.........................    500,000     506,410
                                                                     -----------
                                                                       1,544,640
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.9%)
 Federal Home Loan Mortgage Corporation
 REMIC Series 1484Q
  5.00%, 1/15/23,
   Estimated Average Life 12/13++........................     78,594      56,564

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
 Federal National Mortgage Association
 REMIC Series G-93 2D
   6.00%, 10/25/12,
    Estimated Average Life 7/97++....................... $  225,200 $   224,797
 REMIC Series 92-49 E
   7.00%, 7/25/17,
    Estimated Average Life 3/97++.......................     60,863      60,819
 REMIC Series 92-150G
   6.75%, 9/25/18,
    Estimated Average Life 8/97++.......................    310,213     310,653
                                                                    -----------
                                                                        652,833
-------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (9.4%)
 Federal Home Loan Mortgage Corporation
 Pool #G50213
   6.50%, 11/1/99,
    Estimated Average Life 12/98++......................  1,356,100   1,359,490
 Pool #G40112
   7.50%, 9/1/01,
    Estimated Average Life 8/99++.......................    752,558     768,080
                                                                    -----------
                                                                      2,127,570
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $15,297,044).....             15,370,283
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE
                                                         AMOUNT      VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.2%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.2%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $43,007,
   collateralized by $41,564 various U.S. Treasury
   Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
   valued at $43,000 (COST $43,000)................... $    43,000 $    43,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
  (COST $22,265,285)(A)...............................              22,368,936
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)...................                 348,232
------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $22,717,168
------------------------------------------------------------------------------
------------------------------------------------------------------------------

+  See Note A to Financial Statements.
++ Estimated Average Life is unaudited.
* Variable/Floating rate security--rate disclosed is as of October 31, 1996. REMIC Real Estate Mortgage Investment Conduit.
(a) The cost for federal income tax purposes was $22,267,915. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $101,021. This consisted of aggregate gross unrealized appreciation for all securities of $169,639 and aggregate gross unrealized depreciation for all securities of $68,618.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                                     STERLING
                                            STERLING    STERLING    PARTNERS'
                                            PARTNERS'   PARTNERS'   SHORT-TERM
                                            BALANCED     EQUITY    FIXED INCOME
                                            PORTFOLIO   PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost..................... $52,726,026 $27,978,777 $22,265,285
                                           =========== =========== ===========
 Investments, at Value.................... $58,371,977 $33,053,525 $22,368,936
 Cash.....................................         474         --          109
 Receivable for Investments Sold..........     390,035     332,677         --
 Receivable due from Investment Adviser...         --          --        3,335
 Receivable for Portfolio Shares Sold.....       4,863       2,961     110,751
 Dividends Receivable.....................      24,864      22,331         --
 Interest Receivable......................     339,596         --      339,829
 Other Assets.............................       2,079       1,443         758
-------------------------------------------------------------------------------
  Total Assets............................  59,133,888  33,412,937  22,823,718
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased........     365,602     401,794         --
 Payable for Portfolio Shares Redeemed....       1,200         --       50,398
 Payable for Investment Advisory Fees.....      35,530      11,411         --
 Payable for Dividends....................         --          --       19,210
 Payable for Administrative Fees..........       9,395       7,941       7,161
 Payable for Custodian Fees...............       2,789       3,877       3,576
 Payable to Custodian Bank................         --       16,454         --
 Payable for Directors' Fees..............         751         704         632
 Other Liabilities........................      27,500      27,910      25,573
-------------------------------------------------------------------------------
  Total Liabilities.......................     442,767     470,091     106,550
-------------------------------------------------------------------------------
NET ASSETS................................ $58,691,121 $32,942,846 $22,717,168
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.......................... $48,497,914 $24,576,972 $23,015,379
 Undistributed (Distributions in Excess
   of) Net Investment Income..............     165,686      24,710     (31,812)
 Accumulated Net Realized Gain (Loss).....   4,381,570   3,266,416    (370,050)
 Unrealized Appreciation..................   5,645,951   5,074,748     103,651
-------------------------------------------------------------------------------
NET ASSETS................................ $58,691,121 $32,942,846 $22,717,168
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par
   value) (Authorized 25,000,000).........   4,676,780   2,095,162   2,286,889
 Net Asset Value, Offering and Redemption
   Price Per Share........................ $     12.55 $     15.72 $      9.93
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                                                    STERLING
                                      STERLING              STERLING               PARTNERS'
                                     PARTNERS'             PARTNERS'               SHORT-TERM
                                      BALANCED               EQUITY               FIXED INCOME
                                     PORTFOLIO             PORTFOLIO               PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................           $  669,737            $  623,893              $      --
 Interest.................            1,673,384                61,623               1,503,129
----------------------------------------------------------------------------------------------
 Total Income.............            2,343,121               685,516               1,503,129
----------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
 Basic Fee................  $462,951             $256,496              $ 121,012
 Less: Fees Waived........       --     462,951   (72,415)    184,081   (121,012)         --
                            --------             --------              ---------
 Administrative Fees--Note
  C.......................               99,401                87,881                  84,081
 Custodian Fees--
  Note D..................               13,159                10,035                   8,442
 Audit Fees...............               14,666                13,098                  13,349
 Printing Fees............               13,629                16,085                  13,633
 Legal Fees...............                5,902                 4,333                   3,178
 Registration and Filing
  Fees....................               14,502                14,961                  15,616
 Directors' Fees--
  Note G..................                3,610                 3,125                   2,873
 Other Expenses...........                8,733                 5,902                   5,451
 Expenses Reimbursed by
  Adviser.................                  --                    --                  (12,908)
----------------------------------------------------------------------------------------------
 Total Expenses...........              636,553               339,501                 133,715
 Expense Offset--
  Note A..................               (4,896)               (1,036)                   (655)
----------------------------------------------------------------------------------------------
 Net Expenses.............              631,657               338,465                 133,060
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....            1,711,464               347,051               1,370,069
----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
 ON INVESTMENTS...........            4,827,174             4,140,929                  (8,572)
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........            2,106,555             2,701,952                 (86,140)
----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............            6,933,729             6,842,881                 (94,712)
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............           $8,645,193            $7,189,932              $1,275,357
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1996          1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $  1,711,464  $  2,583,735
 Net Realized Gain..................................    4,827,174     3,426,488
 Net Change in Unrealized
   Appreciation/Depreciation........................    2,106,555     2,718,106
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations......................................    8,645,193     8,728,329
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................   (1,822,583)   (2,532,840)
 Net Realized Gain..................................   (3,417,915)   (1,844,451)
--------------------------------------------------------------------------------
  Total Distributions...............................   (5,240,498)   (4,377,291)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   10,461,361    20,677,998
       --In Lieu of Cash Distributions..............    5,122,683     4,260,401
 Redeemed...........................................  (25,230,195)  (29,030,268)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions......   (9,646,151)   (4,091,869)
--------------------------------------------------------------------------------
 Total Increase (Decrease)..........................   (6,241,456)      259,169
Net Assets:
 Beginning of Period................................   64,932,577    64,673,408
--------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $165,686 and $273,713,
   respectively).................................... $ 58,691,121  $ 64,932,577
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued......................................      862,801     1,855,817
 In Lieu of Cash Distributions......................      448,253       391,431
 Shares Redeemed....................................   (2,111,425)   (2,580,432)
--------------------------------------------------------------------------------
                                                         (800,371)     (333,184)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income............................... $    347,051  $   430,483
 Net Realized Gain...................................    4,140,929    2,237,512
 Net Change in Unrealized Appreciation/Depreciation..    2,701,952    1,463,755
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.......................................    7,189,932    4,131,750
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................     (366,530)    (412,329)
 Net Realized Gain...................................   (2,251,608)  (1,076,275)
--------------------------------------------------------------------------------
  Total Distributions................................   (2,618,138)  (1,488,604)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................    7,389,338    8,462,828
       --In Lieu of Cash Distributions...............    2,561,496    1,471,882
 Redeemed............................................  (13,548,762)  (3,960,760)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
    Transactions.....................................   (3,597,928)   5,973,950
--------------------------------------------------------------------------------
 Total Increase......................................      973,866    8,617,096
Net Assets:
 Beginning of Period.................................   31,968,980   23,351,884
--------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $24,710 and $44,189,
   respectively)..................................... $ 32,942,846  $31,968,980
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................      512,923      665,503
 In Lieu of Cash Distributions.......................      194,161      125,595
 Shares Redeemed.....................................     (947,380)    (318,325)
--------------------------------------------------------------------------------
                                                          (240,296)     472,773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,370,069  $ 1,335,117
 Net Realized Loss.....................................       (8,572)    (146,132)
 Net Change in Unrealized Appreciation/Depreciation....      (86,140)     695,074
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................    1,275,357    1,884,059
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,338,257)  (1,354,608)
 In Excess of Net Investment Income....................      (31,812)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (1,370,069)  (1,354,608)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    5,687,848    6,891,367
   --In Lieu of Cash Distributions.....................    1,151,331    1,252,521
 Redeemed..............................................   (8,749,458)  (8,333,106)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........   (1,910,279)    (189,218)
----------------------------------------------------------------------------------
 Total Increase (Decrease).............................   (2,004,991)     340,233
Net Assets:
 Beginning of Period...................................   24,722,159   24,381,926
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
   net investment income of $(31,812) and $(7,354),
   respectively).......................................  $22,717,168  $24,722,159
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      572,484      701,034
 In Lieu of Cash Distributions.........................      116,075      127,414
 Shares Redeemed.......................................     (882,706)    (850,335)
----------------------------------------------------------------------------------
                                                            (194,147)     (21,887)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                    1996     1995     1994     1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................  $ 11.86  $ 11.13  $ 11.51  $ 10.71  $ 10.26
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.34     0.46     0.32     0.34     0.37
 Net Realized and Unrealized Gain
   (Loss)........................     1.38     1.04    (0.25)    0.94     0.50
-------------------------------------------------------------------------------
  Total From Investment
    Operations...................     1.72     1.50     0.07     1.28     0.87
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.36)   (0.45)   (0.32)   (0.32)   (0.37)
 Net Realized Gain...............    (0.67)   (0.32)   (0.13)   (0.16)   (0.05)
-------------------------------------------------------------------------------
  Total Distributions............    (1.03)   (0.77)   (0.45)   (0.48)   (0.42)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 12.55  $ 11.86  $ 11.13  $ 11.51  $ 10.71
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.....................    15.52%   14.23%    0.66%   12.23%    8.65%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)....................  $58,691  $64,933  $64,673  $47,016  $39,129
Ratio of Expenses to Average Net
  Assets.........................     1.03%    0.96%    1.01%    0.99%    1.09%
Ratio of Net Investment Income to
  Average Net Assets.............     2.77%    3.96%    3.05%    3.08%    3.52%
Portfolio Turnover Rate..........       84%     130%      70%      49%      80%
Average Commission
  Rate #.........................  $0.0684      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................     1.02%    0.96%     N/A      N/A      N/A
-------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                    ------------------------------------------
                                     1996     1995     1994     1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................  $ 13.69  $ 12.54  $ 12.39  $ 11.01  $10.29
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.15     0.21     0.16     0.15    0.17
 Net Realized and Unrealized
   Gain...........................     3.01     1.73     0.27     1.53    0.75
-------------------------------------------------------------------------------
  Total From Investment
    Operations....................     3.16     1.94     0.43     1.68    0.92
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.16)   (0.20)   (0.15)   (0.16)  (0.16)
 Net Realized Gain................    (0.97)   (0.59)   (0.13)   (0.14)  (0.04)
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  Total Distributions.............    (1.13)   (0.79)   (0.28)   (0.30)  (0.20)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 15.72  $ 13.69  $ 12.54  $ 12.39  $11.01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.....................    24.76%   16.61%    3.50%   15.46%   9.01%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).....................  $32,943  $31,969  $23,352  $15,982  $9,725
Ratio of Expenses to Average Net
  Assets..........................     0.99%    1.00%    0.99%    0.93%   1.04%
Ratio of Net Investment Income to
  Average Net Assets..............     1.01%    1.64%    1.34%    1.30%   1.73%
Portfolio Turnover Rate...........       78%     135%      73%      55%     84%
Average Commission Rate#..........  $0.0687      N/A      N/A      N/A     N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
  Assumed by the Adviser
  Per Share.......................  $  0.03  $  0.03  $  0.04  $  0.06  $ 0.09
Ratio of Expenses to Average Net
  Assets Including
  Expense Offsets.................     0.99%    0.99%     N/A      N/A     N/A
-------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   FEBRUARY 10,
                                                                    1992** TO
                                  YEARS ENDED OCTOBER 31,          OCTOBER 31,
                               ------------------------------------------------
                               1996     1995     1994     1993         1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $  9.96  $  9.74  $ 10.12  $ 10.07     $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......     0.56     0.54     0.49     0.53        0.30
 Net Realized and Unrealized
   Gain (Loss)..............    (0.03)    0.23    (0.38)    0.06        0.07
-------------------------------------------------------------------------------
  Total From Investment
    Operations..............     0.53     0.77     0.11     0.59        0.37
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......    (0.55)   (0.55)   (0.48)   (0.53)+     (0.30)
 In Excess of Net Investment
   Income...................    (0.01)     -- #     --       --          --
 Net Realized Gain..........      --       --       --    (0.01)         --
 Return of Capital..........      --       --     (0.01)     --          --
-------------------------------------------------------------------------------
  Total Distributions.......    (0.56)   (0.55)   (0.49)   (0.54)      (0.30)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD....................  $  9.93  $  9.96  $  9.74  $ 10.12     $ 10.07
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN++..............     5.51%    8.16%    1.16%    5.98%       3.75%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)...............  $22,717  $24,722  $24,382  $20,256     $12,101
Ratio of Expenses to Average
  Net Assets................     0.55%    0.55%    0.53%    0.50%       0.50%*
Ratio of Net Investment
  Income to Average Net
  Assets....................     5.66%    5.55%    5.00%    5.24%       5.00%*
Portfolio Turnover Rate.....       48%      58%     100%      78%        122%
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share.........  $  0.06  $  0.04  $  0.05  $  0.05     $  0.03
Ratio of Expenses to Average
  Net Assets Including
  Expense Offsets...........     0.55%    0.55%     N/A      N/A         N/A
-------------------------------------------------------------------------------

 *  Annualized.
**  Commencement of Operations.
 + Because of the differences between book and tax basis accounting, approxi-mately $0.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for Federal income tax purposes.
++ Total return would have been lower had certain fees not been waived and assumed by the Adviser during the periods indicated.
 #  Value is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

                         STERLING PARTNERS' PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust, (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Short Term Fixed Income Portfolio (the "Portfolios"), are portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

    The STERLING PARTNERS' BALANCED PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by invest-ing in a balanced portfolio of common stocks and fixed income securities.

    The STERLING PARTNERS' EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by invest-ing primarily in common stocks.

    The STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO seeks to pro-vide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a securities exchange and unlisted securities for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. In ad-dition, listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the aver-age between the bid and asked price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at

                         STERLING PARTNERS' PORTFOLIOS
  amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Di-rectors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    At October 31, 1996, the following Portfolio had available an approxi-mate capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                   EXPIRATION DATE OCTOBER 31,
                                                  -----------------------------
   STERLING PARTNERS' PORTFOLIO                     2002      2003      TOTAL
   ----------------------------                   --------- --------- ---------
   Short-Term Fixed Income....................... $ 222,000 $ 145,000 $ 367,000

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income to shareholders quar-terly for the Sterling Partners' Equity and Sterling Partners' Balanced Portfolios, and monthly for the Sterling Partner's Short-Term Fixed Income Portfolio. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which

                         STERLING PARTNERS' PORTFOLIOS
  may differ from generally accepted accounting principles. These differ-ences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transac-tions.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications as follows:

                                           UNDISTRIBUTED  ACCUMULATED    PAID
                                           NET INVESTMENT NET REALIZED    IN
   STERLING PARTNERS' PORTFOLIO                INCOME         GAIN     CAPITAL
   ----------------------------            -------------- ------------ --------
   Balanced...............................    $  3,092     $(429,397)  $426,305
   Equity.................................         --       (859,487)   859,487
   Short-Term Fixed Income................     (24,458)       23,509        949

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are ap-portioned among the portfolios of the UAM Funds and AEW Commercial Mort-gage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custo-dian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sterling Capital Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and 0.50% of average daily net assets for the Sterling Partners' Short-Term Fixed Income Portfolio. The Adviser has volun-tarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 0.55% of average daily net assets

                         STERLING PARTNERS' PORTFOLIOS
for the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Port-folio and the Sterling Partners' Short Term Fixed Income Portfolio, respec-tively.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.06% and 0.04% of average daily net assets for Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and Sterling Partners' Short-Term Fixed Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund account-ing, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC:

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
STERLING PARTNERS' PORTFOLIOS                                 FEES       CGFSC
-----------------------------                            -------------- -------
Balanced................................................    $62,275     $42,376
Equity..................................................     52,322      40,917
Short-Term Fixed Income.................................     46,496      41,362

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200

                         STERLING PARTNERS' PORTFOLIOS
million of the combined aggregate net assets; plus 0.12% of the next $800 mil-lion of the combined aggregate net assets; plus 0.08% of the combined aggre-gate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
STERLING PARTNERS' PORTFOLIOS                                          FEES
-----------------------------                                     --------------
Balanced.........................................................    $37,126
Equity...........................................................     35,559
Short-Term Fixed Income..........................................     37,585

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
STERLING PARTNERS' PORTFOLIOS                                            FEES
-----------------------------                                          ---------
Balanced..............................................................  $1,590
Equity................................................................   2,548
Short-Term Fixed Income...............................................   2,478

  As of October 31, 1996, all of these amounts are unpaid.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. PURCHASES AND SALES: For the year ended October 31, 1996 purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

STERLING PARTNERS' PORTFOLIOS                            PURCHASES     SALES
-----------------------------                           ----------- -----------
Balanced............................................... $41,721,993 $42,254,129
Equity.................................................  25,800,779  31,449,705
Short-Term Fixed Income................................   4,328,808   4,825,789

                         STERLING PARTNERS' PORTFOLIOS

  Purchases and sales of long-term U.S. Government securities were $8,670,097 and $19,964,213, respectively, for the Sterling Partners' Balanced Portfolio, and $7,183,186 and $6,205,304, respectively, for the Sterling Partner's Short-Term Fixed Income Portfolio. The Sterling Partners' Balanced Portfolio and the Sterling Partners' Equity Portfolio sales figures include $6,737,469 and $6,733,596 of in-kind transactions which resulted in realized gains of $426,305 and $859,487, respectively. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended October 31, 1996 the Portfolios had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were:

                                                             NO. OF        %
STERLING PARTNERS' PORTFOLIOS                             SHAREHOLDERS OWNERSHIP
-----------------------------                             ------------ ---------
Equity...................................................       1        11.9%
Short-Term Fixed Income..................................       1        11.7

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio

  In our opinion, the accompanying statement of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, and Sterling Part-ners' Short-Term Fixed Income Portfolio (the "Portfolios"). Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their opera-tions, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the cus-todian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

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FEDERAL INCOME TAX INFORMATION (UNAUDITED):

  The Sterling Partners' Balanced and Sterling Partners' Equity Portfolios hereby designates $1,635,000 and $1,095,000, respectively, as a long-term cap-ital gain dividend for the purpose of the dividend paid deduction on its fed-eral income tax return.

  For the year ended October 31, 1996, the percentage of dividends that qual-ify for the 70% dividend received deduction for corporate shareholders for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios is 14.6% and 34.1%, respectively.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS
  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all stan-dards; A -- possess many favorable investment attributes and are to be consid-ered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA -- highest grade obligations; possess the ultimate de-gree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guar-anteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered insti-tutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER
  A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master de-mand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding in-debtedness on the notes. Because variable amount master demand notes are di-rect lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately re-payable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unques-tioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors consid-ered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evalu-ation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the is-suer's products in relation to completion and customer acceptance; (4) liquid-ity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the rela-tionships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public inter-est questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instru-ments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell vari-able rate certificates of deposit in the secondary market. Variable rate cer-tificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an inter-national commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    PART B

                                  UAM FUNDS

-------------------------------------------------------------------------------

                               TS&W PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the TS&W Portfolios' Institutional Class Shares dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   8
Shareholder Services.......................................................   9
Investment Limitations.....................................................  10
Management of the Fund.....................................................  12
Investment Adviser.........................................................  14
Portfolio Transactions.....................................................  16
Administrative Services....................................................  17
Performance Calculations...................................................  18
General Information........................................................  22
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios (the "TS&W Portfolios") as set forth in the TS&W Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other ex-tensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails finan-cially. These risks are similar to the ones involved with repurchase agree-ments as discussed in the Prospectus.

SHORT-TERM INVESTMENTS
(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable de-posits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan association collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Ad-ministration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennes-see Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS
  The TS&W International Equity Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Com-modity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open posi-tions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The TS&W Interna-tional Equity Portfolio expects to earn interest income on its margin depos-its.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The TS&W International Equity Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The TS&W International Equity Portfolio will only sell futures contracts to protect securities it owns against price declines or pur-chase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio ex-pects that approximately 75% of its futures contracts purchases will be "com-pleted", that is, equivalent amounts of related securities will have been pur-chased or are being purchased by the Portfolio upon sale of open futures con-tracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the TS&W International Equity Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission ex-penses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying se-curities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The TS&W International Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its ini-tial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The TS&W International Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid sec-ondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the TS&W International Equity Portfolio would con-tinue to be required to make daily cash payments to maintain its required mar-gin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inabil-ity to close futures positions also could have an adverse impact on the Port-folio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the TS&W International Equity Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the TS&W International Equity Portfo-lio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bank-ruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  Except for transactions the TS&W International Equity Portfolio has identi-fied as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss rec-ognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, conse-quently, the nature of the gain or loss on such securities upon disposition.

  In order for the TS&W International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities of foreign currencies or other income derived with re-spect to its business investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfo-lio's fiscal year, and which are recognized for tax purposes, will not be con-sidered gains on securities held for less than three months for the purposes of the 30% test.

  The TS&W International Equity Portfolio will distribute to shareholders an-nually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distri-butions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

OPTIONS
  The TS&W International Equity Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options in-volve some of the same considerations that are involved in connection with in-vestments in futures contracts (e.g., the existence of a liquid secondary mar-ket). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

                              PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $2,500 with certain exceptions for select cus-tomers of the Adviser and Directors, officers and employees of the Fund and the Adviser. Other investment minimums are: initial IRA investment, $500; ini-tial spousal IRA investment, $250; minimum additional investment for all ac-counts, $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price com-puted on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming share-holder would normally incur brokerage expenses if these securities were con-verted to cash.

  No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. Signature guarantees are required for (1) redemptions where the pro-ceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemp-tion.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be ac-cepted from any eligible guarantor institution which participates in a signa-ture guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Serv-ices" in the Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each TS&W Portfolio may be exchanged for In-stitutional Class Shares of any other TS&W Portfolio. In addition, Institu-tional Class Shares of each TS&W Portfolio may be exchanged for any other In-stitutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder, and the reg-istration of the two accounts will be identical. Requests for exchanges re-ceived prior to 4:00 p.m. Eastern Time (ET) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. ET will be processed on the next business day. Neither the Fund nor CGFSC will be respon-sible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the

Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            INVESTMENT LIMITATIONS

  Each TS&W Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to sharehold-ers. Investment limitations (2), (3), (5), (6), (8), (9), (12) and (13) are classified as fundamental. A Portfolio's fundamental investment limitation cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objectives and policies set forth in the Prospectus. Each TS&W Portfolio will not:

   (1) invest in commodities except that the TS&W International Equity Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets is required as de-posit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

   (2) make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limita-tion described in (10) below) which are publicly distributed, and
        (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not in-consistent with the 1940 Act or the rules and regulations or inter-pretations of the Commission thereunder;

   (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
        (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options and futures (for the TS&W International Equity Portfolio) or repurchase transactions;

   (4)  purchase on margin or sell short except as specified in (1) above;

   (5) purchase more than 10% of any class of the outstanding voting securi-ties of any issuer;

   (6) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

   (7) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) borrow money, except from banks and as a temporary measure for ex-traordinary or emergency purposes, and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

   (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  (10) underwrite the securities of other issuers or invest more than an ag-gregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual re-strictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (11) invest for the purpose of exercising control over management of any company;

  (12) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years; and

  (13) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of a Portfo-lio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no lim-itation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS


  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years. As of December 31, 1996, the Di-rectors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

 JOHN T. BENNETT, JR.     Director of the Fund; President of Squam Investment
 College Road-RFD 3       Management Company, Inc. and Great Island Investment
 Meredith, NH 03253       Company, Inc.; President of Bennett Management
 Age: 67                  Company from 1988 to 1993.

 PHILIP D. ENGLISH        Director of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age: 47                  Inc.

 WILLIAM A. HUMENUK       Director of the Fund; Partner in the Philadelphia
 4000 Bell Atlantic Tower office of the law firm Dechert Price & Rhoads;
 1717 Arch Street         Director, Hofler Corp.
 Philadelphia, PA 19103
 Age: 54

 NORTON H. REAMER*        Director, President and Chairman of the Fund;
 One International Place  President, Chief Executive Officer and a Director of
 Boston, MA 02110         United Asset Management Corporation; Director,
 Age: 60                  Partner or Trustee of each of the Investment
                          Companies of the Eaton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*   Director of the Fund; President and Chief Investment
 One Financial Center     Officer of Dewey Square Investors Corporation since
 Boston, MA 02111         1988; Director and Chief Executive Officer of H.T.
 Age: 52                  Investors, Inc., formerly a subsidiary of Dewey
                          Square.

 WILLIAM H. PARK*         Vice President of the Fund; Executive Vice President
 One International Place  and Chief Financial Officer of United Asset
 Boston, MA 02110         Management Corporation.
 Age: 49

 GARY L. FRENCH*          Treasurer of the Fund; President of UAM Fund
 211 Congress Street      Services, Inc. and UAM Fund Distributors, Inc.; Vice
 Boston, MA 02110         President of Operations, Development and Control of
 Age: 45                  Fidelity Investments in 1995; Treasurer of the
                          Fidelity Group of Mutual Funds from 1991 to 1995.

 ROBERT R. FLAHERTY* Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street Fund Services, Inc.; former Manager of Fund Administration
 Boston, MA 02110    and Compliance of Chase Global Fund Services Company from
 Age: 32             1995 to 1996; Deloitte & Touche LLP from 1985 to 1995,
                     formerly Senior Manager.

 MICHAEL DEFAO*      Secretary of the Fund; Vice President and General Counsel
 211 Congress Street of UAM Fund Services, Inc. and UAM Fund Distributors,
 Boston, MA 02110    Inc.; Associate Attorney of Ropes & Gray (a law firm) from
 Age: 28             1993 to 1995.

 KARL O. HARTMANN*   Assistant Secretary of the Fund; Senior Vice President and
 73 Tremont Street   General Counsel of Chase Global Funds Services Company;
 Boston, MA 02108    Senior Vice President, Secretary and General Counsel of
 Age: 41             Leland, O'Brien, Rubinstein Associates, Inc. from November
                     1990 to November 1991.

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* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day ..........     $25,463               0                 0              $30,500
 Former Director
Philip D. English ......     $25,463               0                 0              $30,500
 Director
William A. Humenuk .....     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996 the following persons or organizations held of record or beneficially 5% or more of the shares of the TS&W Portfolios:

  TS&W International Equity Portfolio: Riverside Health Care Foundation, 606 Denbigh Boulevard, Suite 601, Newport News, VA, 9.4% and The Kennedy Founda-tion, 1700 Tower II, Corpus Christi, TX, 7.1%; Larco Reinvest, c/o Central Fi-delity Bank, Attn: Mutual Fund Desk, P.O. Box 27602, Richmond, VA, 5%*.

  TS&W Equity Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 13.8%. Larco/Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 14.4%.

  TS&W Fixed Income Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 24153, 14.9%. Nationsbank of Virginia, NA, Trustee for C.B. Fleet Defined Benefit Plan, Crestar Bank, 919 E. Main Street, Rich-mond, VA, 7.6%* and Larco/Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 8.1%.

  The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Thompson, Siegel & Walmsley, Inc. (the "Adviser") is a wholly-owned subsidi-ary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser's investment professionals work as a team in the development of equity investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the Adviser attempts to assess which areas of the economy are expected to exhibit relative strength and studies broad economic and political trends and monitors the movement of interest rates and corporate earnings. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through fundamental valuation anal-ysis, the Adviser attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation and attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional and fundamental measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other compa-nies in the market.

  The Adviser's investment professionals work as a team in the development of fixed income investment strategy. The decision making consists of an interac-tive economic top-down approach, valuation analysis, market structure analy-sis, and fundamental credit analysis. Economic analysis begins with an exami-nation of monetary policy, fiscal policy, and gross domestic product. An in-ternally generated outlook for the direction of interest rates is formulated, and the maturity/duration of portfolios will be established to reflect the Ad-viser's outlook. Under normal market conditions, the maturity or duration will average within a plus or minus range of 20% to the benchmark, which is the Lehman Brothers Government/Corporate Index. Generally, duration is gradually adjusted as the outlook for interest rates changes. Valuation analysis exam-ines market fundamentals and the relative pricing of maturities, sectors, and individual issues. Market structure analysis compares the present cycle of in-terest rates to historical cycles in terms of interest rates, supply and de-mand trends, and investor sentiment. Extreme variance from the norm which cre-ates excessive risk or opportunity is often highlighted by this work, and portfolios are adjusted accordingly.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Johnson & Higgins, Cooper Tire & Rubber Co., Ames Co., Owens & Minor, Inc. and Butterick Company.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each TS&W Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the TS&W Portfolios' average daily net assets for the month:

                                                                           RATE
                                                                           ----
   TS&W Equity Portfolio.................................................. 0.75%
   TS&W Fixed Income Portfolio............................................ 0.45%
   TS&W International Equity Portfolio.................................... 1.00%

  For the fiscal year ended October 31, 1994, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio paid advisory fees of approximately $262,000, $200,000 and $384,000, respectively. Effective November 1, 1994, the advisory fee changed for the TS&W Fixed Income Portfolio from an annual rate of 0.65% of average daily net assets to 0.45% of average daily net assets. For the fiscal years ended October 31, 1995 and 1996, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Eq-uity Portfolio paid advisory fees of approximately $373,000 and $540,514, $180,000 and $242,726, and $602,000 and $931,429, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Fund's TS&W Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to al-locate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place port-folio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884, respectively.

  Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal pe-riod to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over 1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  For the fiscal year ended October 31, 1994, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $65,000, $65,000 and $58,000, respective-ly. For the fiscal year ended October 31, 1995, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $78,000, $80,000 and $84,000, respective-ly. For the fiscal year ended October 31, 1996, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $106,549, $94,203, and $139,451, respec-tively. Of the fees paid during the year ended October 31, 1996, TS&W Equity Portfolio paid $80,746 to CGFSC and $25,803 to UAMFSI; TS&W Fixed Income Port-folio paid $80,008 to CGFSC and $12,895 to UAMFSI; and TS&W International Eq-uity Portfolio paid $106,703 to CGFSC and $32,748 to UAMFSI. The services pro-vided by the Administrator and the basis of the fees payable to the Adminis-trator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolios may from time to time quote various performance figures to illustrate past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the TS&W Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                              SINCE INCEPTION
                             ONE YEAR ENDED  THROUGH YEAR ENDED
                            OCTOBER 31, 1996  OCTOBER 31, 1996  INCEPTION DATE
                            ---------------- ------------------ --------------
TS&W Equity Portfolio......      21.45%            12.01%           7/17/92
TS&W Fixed Income
  Portfolio................       4.40%             5.86%           7/17/92
TS&W International Equity
  Portfolio................       8.71%            10.94%          12/18/92

  These figures are calculated according to the following formula:

  P (1 + T)n = ERV

where:

     P
     =  a hypothetical initial payment of $1,000
     T
     =  average annual total return
     n
     =  number of years
   ERV
     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment.

  The current yield of a Portfolio is determined by dividing the net invest-ment income per share earned during a 30-day base period by the maximum offer-ing price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the TS&W Fixed Income Portfolio for the 30-day period ended on the date of the Financial Statements included herein is 5.79%.

  This figure is obtained using the following formula:

  Yield = 2 [(a -- b + 1)/6/ -- 1]
              ------
                  cd
where:

     a  =  dividends and interest earned during the period

     b  =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d  =  the maximum offering price per share on the last day of the period.

COMPARISONS

  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the per-formance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 secu-rities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Gov-ernment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 is-sues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced invest-ment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indi-ces. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or interna-tional governments and agencies. All issues are investment grade
       (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond In-dex.

  (q)  CDA Mutual Fund Report published by CDA Investment Technologies,
       Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assur-ance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each TS&W Portfo-lio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on un-distributed income and capital gains. (See discussion under "Dividends, Capi-tal Gains Distributions and Taxes" in the Prospectus.) The amounts of any in-come dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of such Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income

Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capi-tal gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In ad-dition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's an-nual gross income.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the TS&W Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1996 An-nual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this SAI.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (92.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
 Raytheon Co. .............................................. 15,910 $   783,568
-------------------------------------------------------------------------------
BANKS (6.7%)
 BankAmerica Corp. ......................................... 18,950   1,733,925
 Crestar Financial Corp. ................................... 10,795     663,893
 J.P. Morgan & Co. ......................................... 12,000   1,036,500
 National City Corp. ....................................... 20,300     880,512
 NationsBank Corp. ......................................... 12,500   1,178,125
                                                                    -----------
                                                                      5,492,955
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (10.1%)
 Archer-Daniels-Midland Co. ................................ 62,500   1,359,375
 CPC International, Inc. ................................... 23,570   1,859,084
 PepsiCo, Inc. ............................................. 37,850   1,121,306
 Procter & Gamble Co. ...................................... 22,000   2,178,000
 Unilever N.V.--New York Shares............................. 11,000   1,681,625
                                                                    -----------
                                                                      8,199,390
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (6.9%)
 Albany International Corp., Class A........................ 51,325   1,154,813
 BW/IP, Inc. ............................................... 45,895     619,583
 Caterpillar, Inc. ......................................... 15,000   1,029,375
 Goulds Pumps, Inc. ........................................ 18,975     436,425
 Ingersoll-Rand Co. ........................................ 17,700     736,763
 Keystone International, Inc. .............................. 36,935     664,830
 Trinity Industries, Inc. .................................. 28,280     979,195
                                                                    -----------
                                                                      5,620,984
-------------------------------------------------------------------------------
CHEMICALS (4.4%)
 Air Products & Chemical, Inc. ............................. 14,250     855,000
 Dow Chemical Co. .......................................... 21,720   1,688,730
 Nalco Chemical Co. ........................................ 28,840   1,049,055
                                                                    -----------
                                                                      3,592,785
-------------------------------------------------------------------------------
CONSTRUCTION (1.7%)
 Masco Corp. ............................................... 45,420   1,425,053
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (2.4%)
 Corning, Inc. ............................................. 50,500 $ 1,956,875
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.0%)
 International Flavors & Fragrances, Inc. .................. 40,000   1,655,000
-------------------------------------------------------------------------------
ELECTRONICS (8.4%)
 AMP, Inc. ................................................. 20,000     677,500
 Emerson Electric Co. ...................................... 10,050     894,450
 General Electric Co. ...................................... 15,490   1,498,658
 Hewlett-Packard Co. ....................................... 25,800   1,138,425
 Motorola, Inc. ............................................ 30,000   1,380,000
 Texas Instruments, Inc. ................................... 26,000   1,251,250
                                                                    -----------
                                                                      6,840,283
-------------------------------------------------------------------------------
ENERGY (10.7%)
 Chevron Corp. ............................................. 20,200   1,328,150
 Coastal Corp. ............................................. 20,670     888,810
 Dresser Industries, Inc. .................................. 39,550   1,300,206
 Elf Aquitaine ADR.......................................... 41,979   1,684,407
 Enron Corp. ............................................... 22,725   1,056,713
 Schlumberger Ltd. ......................................... 12,170   1,206,351
 Texaco, Inc. .............................................. 12,500   1,270,313
                                                                    -----------
                                                                      8,734,950
-------------------------------------------------------------------------------
HEALTH CARE (8.3%)
 Bristol-Myers Squibb Co. .................................. 18,775   1,985,456
 Columbia/HCA Healthcare Corp. ............................. 54,600   1,951,950
 Pfizer, Inc. .............................................. 12,700   1,050,925
 Schering-Plough Corp. ..................................... 27,740   1,775,360
                                                                    -----------
                                                                      6,763,691
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.3%)
 Bob Evans Farms, Inc. ..................................... 64,150     801,875
 McDonald's Corp. .......................................... 24,430   1,084,081
                                                                    -----------
                                                                      1,885,956
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
METALS (2.1%)
 Reynolds Metals Co. ....................................... 30,405 $ 1,710,280
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.5%)
 Chesapeake Corp. ..........................................  3,000      84,750
 International Paper Co. ................................... 46,400   1,983,600
                                                                    -----------
                                                                      2,068,350
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.5%)
 Duke Realty Investments, Inc. ............................. 25,000     862,500
 Liberty Property Trust..................................... 47,500   1,027,187
 Merry Land & Investment Co., Inc. ......................... 44,400     932,400
 United Dominion Realty Trust............................... 60,000     847,500
                                                                    -----------
                                                                      3,669,587
-------------------------------------------------------------------------------
RETAIL (2.0%)
 Nordstrom, Inc. ........................................... 10,000     360,000
 Wal-Mart Stores, Inc. ..................................... 48,000   1,278,000
                                                                    -----------
                                                                      1,638,000
-------------------------------------------------------------------------------
SERVICES (5.1%)
 Minnesota Mining & Manufacturing Co. ...................... 25,165   1,928,268
 WMX Technologies, Inc. .................................... 65,220   2,241,937
                                                                    -----------
                                                                      4,170,205
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 Spring Industries, Inc., Class A........................... 12,375     558,421
-------------------------------------------------------------------------------
UTILITIES (11.1%)
 AT&T Corp. ................................................ 15,307     533,832
 Dominion Resources, Inc. .................................. 47,650   1,798,788
 GTE Corp. ................................................. 47,300   1,992,513
 MCI Communications Corp. .................................. 50,000   1,250,000
 Pacificorp................................................. 98,600   2,082,925
 Southern Co. .............................................. 61,000   1,349,624
                                                                    -----------
                                                                      9,007,682
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $63,574,346)......................         75,774,015
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.5%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
   11/1/96, to be repurchased at $6,145,952,
   collateralized by $5,939,821 of various U.S.
   Treasury Notes, 5.875%-7.75%, due 3/31/99-11/30/99,
   valued at $6,145,014 (COST $6,145,000).............. $6,145,000 $ 6,145,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $69,719,346)(A)................................             81,919,015
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)                                  (364,762)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $81,554,253
===============================================================================

+      See Note A to Financial Statements.
ADR    American Depositary Receipt
(a) The cost for federal income tax purposes was $69,720,889. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $12,198,126. This consisted of aggregate gross unrealized appreciation for all securities of $13,721,990 and aggregate gross unrealized depreciation for all securities of $1,523,864.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (57.0%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (19.5%)
 6.25%, 8/15/23.........................................  $3,900,000 $ 3,661,554
 7.125%, 2/15/23........................................   4,155,000   4,347,542
 8.125%, 8/15/19........................................   3,490,000   4,041,560
                                                                     -----------
                                                                      12,050,656
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (37.5%)
 4.375%, 11/15/96.......................................   1,175,000   1,174,706
 5.625%, 8/31/97........................................   2,250,000   2,251,867
 6.25%, 8/31/00.........................................   2,785,000   2,805,386
 6.375%, 7/15/99........................................   2,550,000   2,583,405
 6.50%, 8/15/05.........................................   5,850,000   5,911,893
 7.25%, 8/15/04.........................................   3,090,000   3,270,085
 7.50%, 11/15/01-5/15/02................................   3,610,000   3,836,261
 8.00%, 5/15/01.........................................   1,235,000   1,328,514
                                                                     -----------
                                                                      23,162,117
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $34,750,803).....              35,212,773
--------------------------------------------------------------------------------
AGENCY SECURITIES (27.1%)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.1%)
 6.50%, 2/1/03..........................................   3,075,903   3,054,639
 7.00%, 3/1/11..........................................   2,737,527   2,739,223
 8.00%, 2/1/23..........................................   2,827,998   2,894,593
                                                                     -----------
                                                                       8,688,455
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION (13.0%)
 Various Pools:
  6.50%, 3/15/26........................................   3,425,796   3,276,798
  7.50%, 1/15/07........................................       1,418       1,422
  7.50%, 12/15/22.......................................   1,954,876   1,960,804
  9.00%, 8/15/24........................................   2,606,556   2,766,010
  12.50%, 11/15/13......................................       5,784       6,527
                                                                     -----------
                                                                       8,011,561
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES
  (COST $16,520,611)....................................              16,700,016
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (13.6%)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.0%)
***CIT Group Holdings 5.56%, 5/2/97.....................  $1,425,000 $ 1,425,527
   Countrywide Funding Corp. 8.25%, 7/15/02.............     915,000     976,762
   Fleet/Norstar Group 8.125%, 7/1/04...................     655,000     700,032
                                                                     -----------
                                                                       3,102,321
--------------------------------------------------------------------------------
INDUSTRIAL (8.6%)
***Ford Motor Credit Co. 5.61%, 5/20/97.................   1,970,000   1,970,965
***G.E. Capital Corp. 5.43%, 8/11/97....................   2,205,000   2,205,000
   General Motors Acceptance Corp.
   7.625%, 2/15/97......................................   1,100,000   1,105,346
                                                                     -----------
                                                                       5,281,311
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
  (COST $8,350,344).....................................               8,383,632
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.0%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
   11/1/96, to be repurchased at $591,092,
   collateralized by $571,267 of various U.S. Treasury
   Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
   $591,001 (COST $591,000).............................     591,000     591,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%)
  (COST $60,212,758)(A)                                               60,887,421
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)                                      804,857
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $61,692,278
================================================================================

+   See Note A to Financial Statements.
*** Variable/Floating rate security--rate disclosed is as of October 31, 1996.
(a) The cost for federal income tax purposes was $60,244,205. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $643,216. This consisted of aggregate gross unrealized appreciation for all securities of $814,589 and aggregate gross unrealized depreciation for all securities of $171,373.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
--------------------------------------------------------------------------------
ARGENTINA (0.9%)
 YPF S.A. ADR.............................................   40,000 $    910,000
--------------------------------------------------------------------------------
AUSTRALIA (3.0%)
 Brambles Industries Ltd. ................................  106,000    1,755,704
 WMC Ltd. ................................................  207,994    1,307,143
                                                                    ------------
                                                                       3,062,847
--------------------------------------------------------------------------------
AUSTRIA (1.0%)
 Flughafen Wien AG........................................   20,100      990,943
--------------------------------------------------------------------------------
BRAZIL (0.8%)
 #Usiminas S.A. ADS.......................................   84,000      861,000
--------------------------------------------------------------------------------
FRANCE (5.8%)
 Banque Paribas...........................................   19,251    1,239,399
 Castorama Dubois.........................................    5,396      923,936
 Cie Generale des Eaux....................................   11,156    1,333,865
 Elf Aquitaine............................................   12,463      997,001
 Elf Aquitaine ADR........................................    3,227      129,483
 Valeo S.A. ..............................................   22,000    1,320,809
                                                                    ------------
                                                                       5,944,493
--------------------------------------------------------------------------------
GERMANY (7.5%)
 adidas AG................................................   17,000    1,432,111
 Bayerische Motoren Werke AG..............................    1,750    1,025,603
 Mannesmann AG............................................    3,681    1,434,945
 *Schmalbach Lubeca AG....................................    8,000    1,598,943
 *Tarkett AG..............................................   34,000      736,977
 Veba AG..................................................   28,000    1,495,369
                                                                    ------------
                                                                       7,723,948
--------------------------------------------------------------------------------
HONG KONG (7.1%)
 HSBC Holdings plc........................................  126,833    2,583,675
 Hutchison Whampoa Ltd. ..................................  250,000    1,746,058
 Sun Hung Kai Properties Ltd. ............................  150,000    1,707,257
 Swire Pacific Ltd., Class A..............................  150,000    1,324,095
                                                                    ------------
                                                                       7,361,085
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INDIA (0.9%)
 *Indian Opportunities Fund Ltd. .........................   80,000 $    692,800
*++(S)Oryx (India) Fund Ltd. (acquired 4/26/95-6/16/95,
   Cost $419,550).........................................   40,000      200,000
                                                                    ------------
                                                                         892,800
--------------------------------------------------------------------------------
ISRAEL (0.7%)
 Scitex Corp., Ltd. ......................................   71,000      701,125
--------------------------------------------------------------------------------
ITALY (1.3%)
 WEBS--Italy..............................................  100,000    1,381,250
--------------------------------------------------------------------------------
JAPAN (19.6%)
 Canon, Inc. .............................................   97,000    1,859,316
 Credit Saison Co., Ltd. .................................   60,000    1,387,497
 Dai-Tokyo Fire & Marine Insurance Co., Ltd. .............  249,000    1,556,661
 East Japan Railway Co. ..................................      300    1,379,583
 Hitachi Ltd. ............................................  143,000    1,269,938
 Ito-Yokado Co., Ltd. ....................................   20,000      998,857
 Japan Associated Finance Co., Ltd. ......................    6,000      494,329
 *Japan OTC Equity Fund, Inc. ............................  100,000      750,000
 *Kobe Steel Ltd. ........................................  474,000    1,125,297
 Kyocera Corp. ...........................................   19,000    1,254,638
 Maezawa Kyuso Industries Co. ............................   43,000      979,249
 Mitsubishi Heavy Industries Ltd. ........................  223,000    1,715,686
 Mitsui & Co., Ltd. ......................................  199,000    1,609,778
 Nomura Securities Co., Ltd. .............................   90,000    1,487,734
 Sony Corp. ..............................................   15,000      900,817
 Yamatake-Honeywell Co., Ltd. ............................   90,000    1,511,474
                                                                    ------------
                                                                      20,280,854
--------------------------------------------------------------------------------
KOREA (2.6%)
 Korea Electric Power Corp. ADR...........................   82,000    1,476,000
 Samsung Electronics......................................    4,000      282,039
 *Samsung Electronics (New)...............................   13,000      891,383
                                                                    ------------
                                                                       2,649,422
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MALAYSIA (2.7%)
 Carlsberg Brewery (Malaysia) Bhd. .......................   90,000 $    630,641
 Malayan Banking Bhd. ....................................  125,000    1,237,134
 Metacorp Bhd. ...........................................  320,000      975,456
                                                                    ------------
                                                                       2,843,231
--------------------------------------------------------------------------------
MEXICO (0.8%)
 Panamerican Beverages, Inc., Class A.....................   20,000      872,500
--------------------------------------------------------------------------------
NETHERLANDS (3.7%)
 *ASM Lithography Holding N.V. ...........................   17,000      611,114
 ING Groep N.V. ..........................................   35,538    1,107,879
 Philips Electronics N.V. ................................   24,000      845,778
 Royal PTT Nederland N.V. ................................   20,228      731,922
 Royal PTT Nederland N.V. ADR.............................   16,053      579,915
                                                                    ------------
                                                                       3,876,608
--------------------------------------------------------------------------------
NORWAY (1.6%)
 Schibsted ASA............................................  110,000    1,681,667
--------------------------------------------------------------------------------
SINGAPORE (2.8%)
 Clipsal Industries Ltd. .................................  274,000      876,800
 Datacraft Asia Ltd. .....................................  948,000    1,109,160
 Keppel Corp., Ltd. ......................................  118,000      879,784
                                                                    ------------
                                                                       2,865,744
--------------------------------------------------------------------------------
SPAIN (2.3%)
 ENDESA...................................................   22,800    1,396,283
 Repsol S.A. ADR..........................................   31,500    1,027,688
                                                                    ------------
                                                                       2,423,971
--------------------------------------------------------------------------------
SWEDEN (7.1%)
 Astra AB, Class B........................................   31,500    1,439,276
 Electrolux AB, Series B..................................   15,000      836,151
 Ericsson (LM) ADR........................................   67,000    1,850,875
 Sparbanken Sverige AB, Class A...........................  110,000    1,742,362
 Stora Kopparbergs Bergslags AB, Class A..................  109,000    1,427,701
                                                                    ------------
                                                                       7,296,365
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SWITZERLAND (6.0%)
 ABB AG (Bearer).................................            1,380 $  1,707,780
 CS Holding AG (Registered)......................           12,000    1,200,285
 Magazine Zum Globus (Participating
   Certificates).................................            2,200    1,108,541
 Nestle S.A. (Registered)........................              600      652,670
 Societe Generale de Surveillance Holding S.A.
   (Bearer)......................................              695    1,580,296
                                                                   ------------
                                                                      6,249,572
-------------------------------------------------------------------------------
 THAILAND (1.5%)
 Siam Cement Public Co., Ltd. (Foreign)..........           21,000      718,399
 Thai Farmers Bank Public Co., Ltd. .............          154,000      851,864
                                                                   ------------
                                                                      1,570,263
-------------------------------------------------------------------------------
 UNITED KINGDOM (14.1%)
 British Airport Authority plc...................          131,458    1,064,199
 *Flextech plc...................................          183,000    1,831,340
 Geest plc.......................................          200,000      862,420
 Glaxo Wellcome plc..............................          101,700    1,595,294
 Marks & Spencer plc.............................          102,844      862,681
 Psion plc.......................................          185,000    1,271,866
 Rolls-Royce plc.................................          409,857    1,693,982
 RTZ Corp. plc (Registered)......................           78,227    1,250,639
 TI Group plc....................................          179,165    1,657,397
 TransTec plc....................................          750,000    1,397,364
 Unilever plc....................................           50,000    1,050,363
                                                                   ------------
                                                                     14,537,545
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
   (COST $87,033,089)............................                    96,977,233
-------------------------------------------------------------------------------
                                                        FACE
                                                       AMOUNT
-------------------------------------------------------------------------------
 CONVERTIBLE BONDS (2.0%)
-------------------------------------------------------------------------------
 FRANCE (0.1%)
 Castorama Dubois Investisse,
   3.15%, 1/1/03.................................  FRF      21,500       49,814
-------------------------------------------------------------------------------
 JAPAN (1.9%)
 Denso Corp., Series 4, 1.60%, 12/20/02..........  JPY 120,000,000    1,552,097
 Sony Corp., Series 3, 1.40%, 9/30/03............       41,000,000      458,560
                                                                   ------------
                                                                      2,010,657
-------------------------------------------------------------------------------
 TOTAL CONVERTIBLE BONDS
   (COST $2,141,517).............................                     2,060,471
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        NO. OF
                                                       WARRANTS     VALUE+
------------------------------------------------------------------------------
 WARRANTS (0.8%)
------------------------------------------------------------------------------
 INDIA (0.0%)
 *(S)Oryx (India) Fund Ltd., expiring 12/31/99 (ac-
   quired 4/26/95, Cost $0)..........................      6,000 $      1,200
------------------------------------------------------------------------------
 UNITED STATES (0.8%)
  *Merrill Lynch & Co., expiring 5/15/97.............     82,500      825,000
------------------------------------------------------------------------------
 TOTAL WARRANTS (COST $590,862)......................                 826,200
------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (3.9%)
------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (3.9%)
  Chase Securities, Inc., 5.58% dated 10/31/96, due
     11/1/96, to be repurchased at $4,001,620,
     collateralized by $3,867,408 of various U.S.
     Treasury Notes, 5.875%-7.75%, due 3/31/99-
     11/30/99, valued at $4,001,009 (COST
     $4,001,000)..................................... $4,001,000    4,001,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.5%)
   (COST $93,766,468)(A).............................             103,864,904
------------------------------------------------------------------------------
 OTHER ASSETS AND
   LIABILITIES (-0.5%)...............................                (525,612)
------------------------------------------------------------------------------
 NET ASSETS (100%)...................................            $103,339,292
==============================================================================

+     See Note A to Financial Statements.
*     Non-Income Producing Security.
++    Security is deemed illiquid.
#     144A Security--Certain conditions for public resale may exist.
(S) Restricted as to public resale. Value of restricted securities at October 31, 1996 was $201,200 or 0.19% of net assets. (Cost $419,550)
ADR   American Depositary Receipt
ADS   American Depositary Shares
FRF   French Franc
JPY   Japanese Yen
(a) The cost for federal income tax purposes was $93,767,668. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $10,097,236. This consisted of aggregate gross unrealized appreciation for all securities of $15,290,129 and aggregate gross unrealized depreciation for all securities of $5,192,893.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

  At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                         ASSETS     VALUE
--------------------------------------------------------------------------------
Aerospace & Defense.......................................   1.1%  $  1,109,160
Automotive................................................   5.4      5,592,492
Basic Resources...........................................   6.2      6,403,484
Beverages, Food & Tobacco.................................   2.3      2,365,561
Capital Equipment.........................................   6.5      6,682,418
Consumer Durables.........................................   4.8      5,001,624
Electronics...............................................   9.3      9,580,721
Energy....................................................   5.8      6,035,540
Financial Services........................................  16.8     17,351,571
Manufacturing.............................................   0.6        611,114
Metals....................................................   1.3      1,307,143
Multi-Industry............................................   4.6      4,727,549
Paper & Packaging.........................................   2.9      3,026,644
Pharmaceuticals...........................................   1.5      1,595,294
Broadcast and Publishing..................................   1.6      1,681,667
Real Estate...............................................   1.6      1,707,257
Repurchase Agreement......................................   3.9      4,001,000
Retail....................................................   2.5      2,545,851
Services..................................................  13.1     13,531,515
Technology................................................   1.9      1,972,991
Telecommunications........................................   1.8      1,850,875
Textiles & Apparel........................................   1.4      1,432,111
Transportation............................................   2.3      2,355,038
Utilities.................................................   1.3      1,396,284
--------------------------------------------------------------------------------
  Total Investments....................................... 100.5%  $103,864,904
Other Assets and Liabilities (Net)........................  (0.5)      (525,612)
--------------------------------------------------------------------------------
  Net Assets.............................................. 100.0%  $103,339,292
================================================================================

   The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                        TS&W          TS&W
                                            TS&W        FIXED     INTERNATIONAL
                                           EQUITY      INCOME        EQUITY
                                          PORTFOLIO   PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost
   $69,719,346; $60,212,758;
   $93,766,468)......................... $81,919,015 $60,887,421  $103,864,904
 Foreign Currency, at Value
   (Cost $44,048).......................         --          --         43,536
 Cash...................................         819         841           601
 Receivable for Investments Sold........   1,003,885         --            --
 Dividends Receivable...................     129,532         --         56,047
 Receivable for Portfolio Shares Sold...         --          --         25,000
 Foreign Withholding Tax Reclaim
   Receivable...........................         --          --         93,568
 Interest Receivable....................         952     874,468         7,138
 Other Assets...........................       2,597       1,952         4,481
-------------------------------------------------------------------------------
  Total Assets..........................  83,056,800  61,764,682   104,095,275
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......   1,385,550         --        570,731
 Payable for Investment Advisory Fees...      51,084      23,040        87,155
 Payable for Portfolio Shares Redeemed..      25,500         --          1,010
 Payable for Administrative Fees........      10,873       8,777        14,655
 Payable for Dividends Declared.........         --        7,172           --
 Payable for Directors' Fees............         831         772           897
 Payable for Custodian Fees.............         --        2,793        50,512
 Other Liabilities......................      28,709      29,850        31,023
-------------------------------------------------------------------------------
  Total Liabilities.....................   1,502,547      72,404       755,983
-------------------------------------------------------------------------------
NET ASSETS.............................. $81,554,253 $61,692,278  $103,339,292
================================================================================
NET ASSETS CONSIST OF:
 Paid in Capital........................ $62,505,535 $61,195,037  $ 91,852,160
 Undistributed (Distributions in Excess
   of) Net Investment Income............     189,956      (6,544)      750,393
 Accumulated Net Realized Gain (Loss)...   6,659,093    (170,878)      638,815
 Unrealized Appreciation................  12,199,669     674,663    10,097,924
-------------------------------------------------------------------------------
NET ASSETS.............................. $81,554,253 $61,692,278  $103,339,292
================================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
   par value) (Authorized 25,000,000)...   5,631,690   5,987,577     7,265,075
 Net Asset Value, Offering and
   Redemption Price Per Share........... $     14.48 $     10.30  $      14.22
================================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                           TS&W         TS&W
                                              TS&W        FIXED     INTERNATIONAL
                                             EQUITY       INCOME       EQUITY
                                            PORTFOLIO   PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................  $ 1,820,562  $      --    $1,903,724
 Interest................................      296,742   3,381,434      310,420
 Less: Foreign Taxes Withheld............          --          --      (176,359)
---------------------------------------------------------------------------------
  Total Income...........................    2,117,304   3,381,434    2,037,785
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B........      540,514     242,726      931,429
 Administrative Fees--Note C.............      106,549      94,203      139,451
 Registration and Filing Fees............       22,560      24,087       25,425
 Custodian Fees--Note D..................       13,269      12,399      110,537
 Audit Fees..............................       13,098      14,103       14,144
 Legal Fees..............................       11,432      10,008       12,811
 Printing Fees...........................       11,281      11,061       11,010
 Directors' Fees--Note G.................        3,794       3,437        4,206
 Other Expenses..........................        7,525       5,261        9,152
---------------------------------------------------------------------------------
  Total Expenses.........................      730,022     417,285    1,258,165
 Expense Offset--Note A..................       (4,017)     (1,998)      (5,832)
---------------------------------------------------------------------------------
  Net Expenses...........................      726,005     415,287    1,252,333
---------------------------------------------------------------------------------
NET INVESTMENT INCOME....................    1,391,299   2,966,147      785,452
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.............................    6,684,146     497,684      702,725
 Foreign Exchange Transactions...........          --          --        (2,591)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN EXCHANGE
  TRANSACTIONS...........................    6,684,146     497,684      700,134
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON
  INVESTMENTS............................    5,430,617    (872,322)   5,859,381
---------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN EXCHANGE TRANSACTIONS..........   12,114,763    (374,638)   6,559,515
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................  $13,506,062  $2,591,509   $7,344,967
================================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,391,299  $ 1,016,359
 Net Realized Gain.....................................    6,684,146    1,569,008
 Net Change in Unrealized Appreciation/Depreciation....    5,430,617    4,326,710
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................   13,506,062    6,912,077
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,354,955)    (945,498)
 Net Realized Gain.....................................   (1,593,944)    (398,746)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,948,899)  (1,344,244)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   19,601,348   19,816,109
   --In Lieu of Cash Distributions.....................    2,760,308    1,299,007
 Redeemed..............................................  (11,716,080)  (4,710,423)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   10,645,576   16,404,693
----------------------------------------------------------------------------------
 Total Increase........................................   21,202,739   21,972,526
Net Assets:
 Beginning of Period...................................   60,351,514   38,378,988
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $189,956 and $153,612, respectively)......  $81,554,253  $60,351,514
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,434,829    1,707,150
  In Lieu of Cash Distributions........................      210,384      113,865
  Shares Redeemed......................................     (854,647)    (397,098)
----------------------------------------------------------------------------------
                                                             790,566    1,423,917
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Interest Income...................................  $ 2,966,147  $ 2,220,641
 Net Realized Gain (Loss)..............................      497,684     (318,472)
 Net Change in Unrealized Appreciation/Depreciation....     (872,322)   3,633,112
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................    2,591,509    5,535,281
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (2,959,603)  (2,221,202)
 In Excess of Net Investment Income....................       (6,544)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,966,147)  (2,221,202)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   17,967,704   11,492,927
   --In Lieu of Cash Distributions.....................    2,915,928    2,166,494
 Redeemed..............................................   (5,493,469)  (2,412,665)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   15,390,163   11,246,756
----------------------------------------------------------------------------------
 Total Increase........................................   15,015,525   14,560,835
Net Assets:
 Beginning of Period...................................   46,676,753   32,115,918
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
   net investment income of $(6,544) and $(561),
   respectively).......................................  $61,692,278  $46,676,753
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,763,847    1,159,426
  In Lieu of Cash Distributions........................      284,741      215,770
  Shares Redeemed......................................     (541,108)    (238,868)
----------------------------------------------------------------------------------
                                                           1,507,480    1,136,328
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $    785,452  $   773,572
 Net Realized Gain (Loss).............................       700,134      (15,979)
 Net Change in Unrealized Appreciation/Depreciation...     5,859,381   (1,033,549)
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations........................................     7,344,967     (275,956)
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (847,432)    (325,659)
 Net Realized Gain....................................           --    (1,317,109)
----------------------------------------------------------------------------------
  Total Distributions.................................      (847,432)  (1,642,768)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................    21,166,664   32,153,751
   --In Lieu of Cash Distributions....................       837,181    1,640,933
 Redeemed.............................................    (2,715,197)  (3,684,934)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    19,288,648   30,109,750
----------------------------------------------------------------------------------
 Total Increase.......................................    25,786,183   28,191,026
Net Assets:
 Beginning of Period..................................    77,553,109   49,362,083
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $750,393 and $815,136, respectively).....  $103,339,292  $77,553,109
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     1,532,523    2,458,530
  In Lieu of Cash Distributions.......................        63,761      130,336
  Shares Redeemed.....................................      (196,067)    (289,115)
----------------------------------------------------------------------------------
                                                           1,400,217    2,299,751
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    JULY 17,**
                                    YEARS ENDED OCTOBER 31,           1992 TO
                                ----------------------------------  OCTOBER 31,
                                 1996     1995     1994     1993       1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $ 12.47  $ 11.23  $ 11.02  $  9.65    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income........     0.26     0.23     0.19     0.14      0.02
 Net Realized and Unrealized
   Gain (Loss)................     2.34     1.34     0.33     1.36     (0.35)
-------------------------------------------------------------------------------
  Total From Investment
    Operations................     2.60     1.57     0.52     1.50     (0.33)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.26)   (0.22)   (0.18)   (0.13)    (0.02)
 Net Realized Gain............    (0.33)   (0.11)   (0.13)     --        --
-------------------------------------------------------------------------------
  Total Distributions.........    (0.59)   (0.33)   (0.31)   (0.13)    (0.02)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD......................  $ 14.48  $ 12.47  $ 11.23  $ 11.02    $ 9.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN..................    21.45%   14.32%    4.82%   15.62%    (3.30)%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).................  $81,554  $60,352  $38,379  $30,953    $7,233
Ratio of Expenses to Average
  Net Assets..................     1.01%    1.01%    1.10%    1.22%     1.25%*
Ratio of Net Investment Income
  to Average Net Assets.......     1.93%    2.04%    1.74%    1.51%     1.25%*
Portfolio Turnover Rate.......       40%      17%      23%      23%       17%
Average Commission Rate #.....  $0.0692      N/A      N/A      N/A       N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share...........      N/A      N/A      N/A      N/A    $ 0.02
Ratio of Expenses to Average
  Net Assets Including Expense
  Offsets.....................     1.01%    0.99%     N/A      N/A       N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    JULY 17,**
                                   YEARS ENDED OCTOBER 31,            1992 TO
                               -----------------------------------  OCTOBER 31,
                                1996     1995     1994      1993       1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $ 10.42  $  9.60  $ 10.75   $ 10.09    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income.......     0.56     0.56     0.47      0.44      0.06
 Net Realized and Unrealized
   Gain (Loss)...............    (0.12)    0.82    (1.05)     0.68      0.07
-------------------------------------------------------------------------------
  Total From Investment
    Operations...............     0.44     1.38    (0.58)     1.12      0.13
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......    (0.56)   (0.56)   (0.47)    (0.46)    (0.04)
 Net Realized Gain...........      --       --     (0.10)      --        --
-------------------------------------------------------------------------------
  Total Distributions........    (0.56)   (0.56)   (0.57)    (0.46)    (0.04)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.....................  $ 10.30  $ 10.42  $  9.60   $ 10.75    $10.09
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.................     4.40%   14.73%   (5.46)%   11.31%     1.31%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)................  $61,692  $46,677  $32,118   $28,987    $9,385
Ratio of Expenses to Average
  Net Assets.................     0.77%    0.76%    1.02%     1.15%     1.30%*
Ratio of Net Investment
  Income to Average Net
  Assets.....................     5.50%    5.56%    4.73%     4.39%     4.70%*
Portfolio Turnover Rate......       59%      25%      27%       83%        5%
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share..........      N/A      N/A      N/A       N/A    $ 0.02
Ratio of Expenses to Average
  Net Assets Including
  Expense Offsets............     0.77%    0.75%     N/A       N/A       N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                DECEMBER 18,**
                                    YEARS ENDED OCTOBER 31,        1992 TO
                                    --------------------------   OCTOBER 31,
                                      1996     1995     1994         1993
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................... $  13.22  $ 13.85  $ 12.54     $ 10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............     0.10     0.13     0.07        0.05
 Net Realized and Unrealized Gain
   (Loss)..........................     1.04    (0.31)    1.29        2.49
------------------------------------------------------------------------------
  Total From Investment
    Operations.....................     1.14    (0.18)    1.36        2.54
------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............    (0.14)   (0.09)   (0.05)        --
 Net Realized Gain.................      --     (0.36)     --          --
------------------------------------------------------------------------------
  Total Distributions..............    (0.14)   (0.45)   (0.05)        --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..... $  14.22  $ 13.22  $ 13.85     $ 12.54
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN.......................     8.71%    1.11%   10.87%      25.40%+
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)...................... $103,339  $77,553  $49,362     $28,030
Ratio of Expenses to Average Net
  Assets...........................     1.35%    1.32%    1.38%       1.37%*
Ratio of Net Investment Income to
  Average Net Assets...............     0.84%    1.29%    0.70%       1.02%*
Portfolio Turnover Rate............       25%      23%      30%         11%
Average Commission Rate #.......... $ 0.0015      N/A      N/A         N/A
------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per
  Share............................      N/A      N/A      N/A     $  0.02
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets..........................     1.34%    1.30%     N/A         N/A
------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                TS&W PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were com-posed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the TS&W Portfolios are as follows:

    TS&W EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversi-fied portfolio of common stocks of relatively large companies.

    TS&W FIXED INCOME PORTFOLIO seeks to provide maximum long-term total re-turn with reasonable risk to principal, by investing primarily in invest-ment grade fixed income securities of varying maturities.

    TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a United States secu-rities exchange for which market quotations are readily available are val-ued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at a price not exceeding the current asked price nor less than the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed in-come securities, quotations from dealers, market transactions in compara-ble securities and various relationships

                                TS&W PORTFOLIOS
  between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other as-sets and securities for which no quotations are readily available is de-termined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Port-folio accrues such taxes as appropriate.

    At October 31, 1996, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes, of $139,432, which will expire on October 31, 2003. For the year ended October 31, 1996, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio utilized capital loss carryover for Federal income tax purposes of $517,685 and $63,911, respectively.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the pro-ceeds in satisfaction of the obligation. In the event of default or bank-ruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are

                                TS&W PORTFOLIOS
  translated into U.S. dollars on the date of valuation. The TS&W Interna-tional Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the TS&W International Eq-uity Portfolio's books and the U.S. dollar equivalent amounts actually re-ceived or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recog-nizes realized gain or loss when the contract is closed, equal to the dif-ference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will nor-mally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Port-folio will normally distribute substantially all of its net investment in-come annually. Any realized net capital gains will be distributed annual-ly. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which

                                TS&W PORTFOLIOS
  may differ from generally accepted accounting principles. These differ-ences are primarily due to differing book and tax treatments for foreign currency transactions, and for the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications as follows:

                                               UNDISTRIBUTED NET ACCUMULATED NET
   TS&W PORTFOLIOS                             INVESTMENT INCOME  REALIZED GAIN
   ---------------                             ----------------- ---------------
   Fixed Income...............................      $(5,983)         $5,983
   International Equity.......................       (2,763)          2,763

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain ex-penses are apportioned among the portfolios of the UAM Funds and AEW Com-mercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custo-dian fees for the Portfolios have been increased to include expense off-sets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory serv-ices to the Portfolios at a fee calculated at an annual rate of average daily net assets, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                         -----
   Equity................................................................. 0.75%
   Fixed Income........................................................... 0.45%
   International Equity................................................... 1.00%

                                TS&W PORTFOLIOS

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent serv-ices to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.06% of average daily net assets for the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administra-tion, fund accounting, dividend disbursing and transfer agent services. Pursu-ant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Serv-ices, Inc. earned the following amounts from the Portfolios as administrator, and paid the following portion to CGFSC:

                                                     ADMINISTRATION PORTION PAID
TS&W PORTFOLIOS                                           FEES        TO CGFSC
---------------                                      -------------- ------------
Equity..............................................    $70,091       $44,287
Fixed Income........................................     56,250        43,355
International Equity................................     91,421        58,673

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined

                                TS&W PORTFOLIOS
aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
TS&W PORTFOLIOS                                                        FEES
---------------                                                   --------------
Equity...........................................................    $36,458
Fixed Income.....................................................     37,953
International Equity.............................................     48,030

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accor-dance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the follow-ing:

                                                                       CUSTODIAN
TS&W PORTFOLIOS                                                          FEES
---------------                                                        ---------
Equity................................................................  $   --
Fixed Income..........................................................    1,758
International Equity..................................................   36,723

  As of October 31, 1996, all of these amounts are unpaid.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

TS&W PORTFOLIOS                                           PURCHASES     SALES
---------------                                          ----------- -----------
Equity.................................................. $36,001,486 $26,500,180
Fixed Income............................................   1,682,768   6,524,974
International Equity....................................  45,171,138  22,024,719

                                TS&W PORTFOLIOS

  Purchases and sales of long-term U.S. Government securities were $40,101,619 and $23,963,544, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Eq-uity Portfolio and the TS&W International Equity Portfolio.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Inter-est is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a com-mitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolios had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
TS&W PORTFOLIOS                                           SHAREHOLDERS OWNERSHIP
---------------                                           ------------ ---------
Equity...................................................       2        28.1%
Fixed Income.............................................       1        14.8%

  At October 31, 1996, the net assets of the TS&W International Equity Portfo-lio was substantially comprised of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated trans-actions as a result of, among other factors, the possibly lower level of gov-ernmental supervision and regulation of foreign securities markets and the pos-sibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and fi-nancial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  At October 31, 1996, the TS&W Equity Portfolio hereby designates $1,308,000, as a long-term capital gain dividend for the purpose of the dividend paid de-duction on its Federal income tax return.

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio is 66.1%. Foreign taxes accrued during the fiscal year ended October 31, 1996 amounting to $176,000 for the TS&W International Equity Portfolio are expected to be passed through to the shareholders as for-eign tax credits on Form 1099--Dividend for the year ending December 31, 1996 which shareholders of these Portfolios will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $1,754,888 for the TS&W Interna-tional Equity Portfolio.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:
  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indi-cates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating catego-ries except in the AAA, CC, C, CI and D categories.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities represent an ownership interest in a pool of res-idential mortgage loans. These securities are designed to provide monthly pay-ments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mort-gagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their ob-ligations under the policies. Mortgage-backed securities issued by private is-suers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES
  Pools consist of whole mortgage loans or participations in loans. The major-ity of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, pools of variable rate mortgages (VRM), growing equity mort-gages (GEM), graduated payment mortgages (GPM) and other types where the prin-cipal and interest payment procedures vary may be purchased. VRM's are mort-gages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

  All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit stan-dards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through pri-vate mortgage insurance companies.

AVERAGE LIFE
  The average life of pass-through pools varies with the maturities of the un-derlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors in-cluding the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturi-ties or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES
  Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life as-sumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly pay-ments received by a Portfolio will increase its yield to shareholders, com-pared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES
  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide a monthly payment which consists of both in-terest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such secu-rities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

  Residential mortgage loans are pooled by the Federal Home Loan Mortgage Cor-poration (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the avail-ability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfo-lio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

  The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

  The principal Government guarantor of mortgage-backed securities is the Gov-ernment National Mortgage Association (GNMA). GNMA is a wholly-owned

U.S. Government corporation within the Department of Housing and Urban Devel-opment. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guar-anteed mortgages.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased will, however, be rated of investment grade quality by Moody's or S&P.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER
  Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the fac-tors considered by Moody's in assigning ratings are the following: (1) evalua-tion of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in rela-tion to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obliga-tions which may be present or may arise as a result of public interest ques-tions and preparations to meet such obligations.

V. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected fa-vorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between vari-ous currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                     PART C

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 43

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (A)  Financial Statements

          Included in Part A for the Portfolios listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended October 31, 1996:

           Acadian International Equity Portfolio Institutional Class Shares (March 29, 1993)
           Acadian Emerging Markets Portfolio Institutional Class Shares (June 17, 1993)
           C & B Balanced Portfolio Institutional Class Shares (December 29, 1989)
           C & B Equity Portfolio Institutional Class Shares (May 15, 1990)
           DSI Disciplined Value Portfolio Institutional Class Shares (December 12, 1989)
           DSI Limited Maturity Bond Portfolio Institutional Class Shares (December 18, 1989)
           DSI Money Market Portfolio Institutional Class Shares (December 28, 1989)
           FMA Small Company Portfolio Institutional Class Shares (July 31, 1991)
           ICM Equity Portfolio Institutional Class Shares (October 1, 1993)
           ICM Fixed Income Portfolio Institutional Class Shares (November 3, 1992)
           ICM Small Company Portfolio Institutional Class Shares (April 19, 1989)
           McKee U.S. Government Portfolio Institutional Class Shares (March 2, 1995)
           McKee Domestic Equity Portfolio Institutional Class Shares (March 2, 1995)
           McKee International Equity Portfolio Institutional Class Shares (May 26, 1994)
           NWQ Balanced Portfolio Institutional Class Shares (August 2, 1994)
           NWQ Value Equity Portfolio Institutional Class Shares (September 21, 1994)
           NWQ Balanced Portfolio Institutional Service Class Shares (January 22, 1996)
           Rice, Hall, James Small Cap Portfolio Institutional Class Shares (July 1, 1994)
           Sirach Fixed Income Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Growth Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Short-Term Reserves Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Strategic Balanced Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Special Equity Portfolio Institutional Class Shares (October 2, 1989)
           Sirach Equity Portfolio Institutional Class Shares (July 1, 1996)
           Sirach Growth Portfolio Institutional Service Class Shares (March 22, 1996)
           Sirach Special Equity Portfolio Institutional Service Class Shares (March 22, 1996)
           SAMI Preferred Stock Income Portfolio Institutional Class Shares (June 23, 1992)
           Sterling Partners' Balanced Portfolio Institutional Class Shares (March 15, 1991)
           Sterling Partners' Equity Portfolio Institutional Class Shares (March 15, 1991)
           Sterling Partners' Short-Term Fixed Income Portfolio Institutional Class Shares (February 10, 1992)
           TS&W Equity Portfolio Institutional Class Shares (July 17, 1992)
           TS&W Fixed Income Portfolio Institutional Class Shares (July 17, 1992)
           TS&W International Equity Portfolio Institutional Class Shares (December 18, 1992)

           Included in Part B :

           The Financial Statements for each Portfolio are included in this Post-effective Amendment No. 438

           Acadian International Equity Portfolio Institutional Class Shares Acadian Emerging Markets Portfolio Institutional Class Shares
           C & B Balanced Portfolio Institutional Class Shares
           C & B Equity Portfolio Institutional Class Shares
           DSI Disciplined Value Portfolio Institutional Class Shares
           DSI Limited Maturity Bond Portfolio Institutional Class Shares
           DSI Money Market Portfolio Institutional Class Shares
           FMA Small Company Portfolio Institutional Class Shares
           ICM Equity Portfolio Institutional Class Shares
           ICM Fixed Income Portfolio Institutional Class Shares
           ICM Small Company Portfolio Institutional Class Shares
           McKee U.S. Government Portfolio Institutional Class Shares
           McKee Domestic Equity Portfolio Institutional Class Shares
           McKee International Equity Portfolio Institutional Class Shares
           NWQ Balanced Portfolio Institutional Class Shares and Institutional Service Class Shares
           NWQ Value Equity Portfolio Institutional Class Shares
           Rice, Hall, James Small Cap Portfolio Institutional Class Shares Sirach Fixed Income Portfolio Institutional Class Shares
           Sirach Growth Portfolio Institutional Class Shares and Institutional Service Class Shares
           Sirach Short-Term Reserves Portfolio Institutional Class Shares Sirach Strategic Balanced Portfolio Institutional Class Shares Sirach Special Equity Portfolio Institutional Class Shares and Institutional Service Class Shares
           Sirach Equity Portfolio Institutional Class Shares
           SAMI Preferred Stock Income Portfolio Institutional Class Shares Sterling Partners' Balanced Portfolio Institutional Class Shares Sterling Partners' Equity Portfolio Institutional Class Shares Sterling Partners' Short-Term Fixed Income Portfolio Institutional Class Shares
           TS&W Equity Portfolio Institutional Class Shares
           TS&W Fixed Income Portfolio Institutional Class Shares
           TS&W International Equity Portfolio Institutional Class Shares

     The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated October 31, 1996 include:

           (a) Statement of Net Assets as of October 31, 1996;

           (b) Statement of Operations for the period ended October 31, 1996;

           (c) Statement of Changes in Net Assets for the period ended October 31, 1996;

           (d) Financial Highlights as of October 31, 1996;

           (e) Notes to Financial Statements; and

           (f) Report of Independent Accountants.

     (B)  EXHIBITS

          Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; Pre EA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

                                                        INCORPORATED BY
      EXHIBIT                                       REFERENCE TO (LOCATION):
      -------                                       ------------------------

1.    Articles of Incorporation                 PEA#37
      A. Amendments                             PEA#37
      B. Articles Supplementary                 PEA#37, PEA#41, PEA#42

2.    By-Laws                                   Pre EA

3.    Voting Trust Agreement                    Not Applicable

4.    Specimen of Securities                    PEA #1, PEA #2, PEA #12, PEA
                                                #13, PEA #16, PEA #19, PEA #21,
                                                PEA #24, PEA# 25, PEA#33,
                                                PEA#37, PEA#39, PEA#40, PEA#41,
                                                PEA#42


5.    Investment Advisory Agreements            RS, Pre EA, PEA #1, PEA #2, PEA
                                                #5, PEA #7, PEA #12, PEA #13,
                                                PEA #16, PEA #19, PEA #21, PEA
                                                #24, PEA# 25, PEA#31, PEA#33,
                                                PEA#37, PEA#40, PEA#41, PEA#42

6.    Distribution Agreement                    PEA #2

      Form of Amended and Restated
      Distribution Agreement between
      RFI Distributors and The Regis
      Fund, Inc.                                PEA #28

7.    Directors' and Officers'
      Contracts and Programs                    Not Applicable

8.    Custody Agreements
      A. Custodian Agreement                    Pre EA
      B. Corporate Custody Agreement            PEA #2

9.    Other Material Contracts
      A. Fund Administration
         Agreement between UAM
         Funds, Inc. and UAM Fund
         Services, Inc.                         PEA #40

      B. Mutual Funds Service Agreement
         between UAM Fund Services, Inc. and
         Chase Global Funds Services Company    PEA #40

                                                   INCORPORATED BY
      EXHIBIT                                      REFERENCE TO (LOCATION):
      -------                                      -----------------------------

10.   Opinion and Consent of Counsel               Pre EA

11.   Other Opinions and Consents
      A. Consent of Independent Accountants
         with respect to 1996 Annual Reports       Filed herewith

12.   Other Financial Statements                   Not applicable

13.   Agreements relating to Initial
      Capital
      A.  Purchase Agreement                       Pre EA

14.   Model Retirement Plans                       Not Applicable

15.   12b-1 Plans
      A.  Form of Distribution Plan                PEA #28
      B.  Form of Selling Dealer Agreement         PEA #28
      C.  Form of Shareholder Services Plan        PEA #28
      D.  Form of Service Agreement
          (12b-1 Plan)                             PEA #28
      E.  Form of Service Agreement
          (Shareholder Services Plan)              PEA #28

16.   Performance Quotation Schedules
      for the period ended October 31, 1996        Filed herewith

18.   Rule 18f-3 Multiple Class Plan               PEA #36

24.   Powers of Attorney                           PEA #5, PEA #8, PEA #35

27.   Financial Data Schedules for the period
      ended October 31, 1996                       Filed herewith


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES (OCTOBER 31, 1996).


     Acadian Emerging Markets Portfolio Institutional Class Shares...............................       29
     Acadian International Equity Portfolio Institutional Class Shares...........................       13
     C&B Balanced Portfolio Institutional Class Shares...........................................       53
     C&B Equity Portfolio Institutional Class Shares.............................................      190
     DSI Disciplined Value Portfolio Institutional Class Shares..................................       52
     DSI Limited Maturity Bond Portfolio Institutional Class Shares..............................       30
     DSI Money Market Portfolio Institutional Class Shares.......................................       47
     FMA Small Company Portfolio Institutional Class Shares......................................       46
     ICM Fixed Income Portfolio Institutional Class Shares.......................................       32

ICM Small Company Portfolio Institutional Class Shares..........................................   242
ICM Equity Portfolio Institutional Class Shares.................................................    26
SAMI Preferred Stock Income Portfolio Institutional Class Shares................................    14
Sirach Special Equity Portfolio Institutional Class Shares......................................   176
Sirach Strategic Balanced Portfolio Institutional Class Shares..................................    66
Sirach Growth Portfolio Institutional Class Shares..............................................   103
Sirach Fixed Income Portfolio Institutional Class Shares........................................    32
Sirach Short-Term Reserves Portfolio Institutional Class Shares.................................    30
Sirach Equity Portfolio Institutional Class Shares..............................................    14
Sterling Partners' Balanced Portfolio Institutional Class Shares................................   133
Sterling Partners' Equity Portfolio Institutional Class Shares..................................    94
Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Class Shares.................    68
TS&W Equity Portfolio Institutional Class Shares................................................   240
TS&W Fixed Income Portfolio Institutional Class Shares..........................................   155
TS&W International Equity Portfolio Institutional Class Shares..................................   371
McKee U.S. Government Portfolio Institutional Class Shares......................................    17
McKee Domestic Equity Portfolio Institutional Class Shares......................................    19
McKee International Equity Portfolio Institutional Class Shares.................................    38
NWQ Balanced Portfolio Institutional Class Shares...............................................    17
NWQ Balanced Portfolio Institutional Service Class Shares.......................................    13
NWQ Value Equity Portfolio Institutional Class Shares...........................................    16
Rice, Hall, James Small Cap Portfolio Institutional Class Shares................................   184
Enhanced Monthly Income Portfolio Institutional Class Shares....................................     8
NWQ Value Equity Portfolio Institutional Service Class Shares *.................................     0
Sirach Special Equity Portfolio Institutional Service Class Shares..............................     5
Sirach Strategic Balanced Portfolio Institutional Service Class Shares *........................     0
Sirach Growth Portfolio Institutional Service Class Shares......................................     7
Sterling Partners' Balanced Portfolio Institutional Service Class Shares*.......................     0
Sterling Partners' Equity Portfolio Institutional Service Class Shares*.........................     0
Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Service Class Shares*........     0
AEW Commercial Mortgage-Backed Securities Portfolio Institutional Class Shares *................   112
HJMC Equity Portfolio Institutional Class Shares *..............................................     0

TOTAL........................................................................................... 2,692

     * Portfolio has been authorized for sale of shares but has yet to begin operations.



ITEM 27. INDEMNIFICATION

     Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to the captions "Investment Adviser" and "Administrative Services" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" and "Investment Adviser" in Part B of this Registration Statement.

     Acadian Asset Management, Inc.

     Listed below are the executive officers and directors of Acadian Asset Management, Inc. ("AAM"). The business address of AAM is Two International Place - 26th Floor, Boston, Massachusetts 02110. No officer or director of AAM has any other affiliation with the Registrant.

          Dr. Gary L. Bergstrom, President and Director
          Ronald D. Frashure, Executive Vice President and Director John R. Chisholm, Senior Vice President
          Stella M. Hammond, Senior Vice President
          Churchill G. Franklin, Senior Vice President
          Richard O. Michaud, Senior Vice President
          Matthew V. Pierce, Senior Vice President
          James W. Graves, Senior Vice President

     Cooke & Bieler, Inc.

     Listed below are the executive officers and directors of Cooke & Bieler, Inc. ("C&B"). The business address of C&B is 1700 Market Street, Philadelphia, Pennsylvania 19103. No officer or Director of C&B has any other affiliation with the Registrant.

          James C. A. McClennon, Partner and Director
          Robert B. Arthur, Partner and Director
          Walter W. Grant, Partner and Director
          Charles E. Haldeman, Partner and Director
          John J. Medveckis, Partner and Director
          Russell G. Redenbaug, Partner and Director
          Ronald D. Henrikisen, Director
          Robert R. Glauber, Director
          R. James O'Neil, Vice President
          Bruce A. Smith, Vice President
          Peter A. Thompson, Vice President
          Kermit S. Eck, Vice President
          Michael M. Meyer, Vice President

     Dewey Square Investors Corporation

     Listed below are the executive officers and directors of Dewey Square Investors Corporation ("DSI"). The business address of DSI is One Financial Center, Boston, Massachusetts 02111. Mr. Whitman is a director of the Registrant. No other officer or director of DSI has any other affiliation with the Registrant.

          Peter M. Whitman, Jr., President
          Ronald L. McCullough, Vice President
          G.A. David Gray, Vice President
          Eva S. Dewitz, Vice President
          Marilyn R. Stegner, Secretary and Treasurer

     Fiduciary Management Associates, Inc.

     Listed below are the executive officers and directors of Fiduciary Management Associates, Inc. ("FMA"). The business address of FMA is 55 West Monroe Street, Suite No. 2550, Chicago, Illinois 60603. No officer or director of FMA has any other affiliation with the Registrant.

          Robert F. Carr III, Director, Chairman and Secretary
          Patricia A. Falkowski, President & Chief Investment Officer Robert W. Thornburgh, Jr., Executive Vice President and Treasurer Philip E. Arnold, Chairman of Executive Committee
          Lloyd J. Spicer, Senior Vice President
          Albert W. Gustafson, Senior Vice President

     Investment Counselors of Maryland, Inc.

     Listed below are the executive officers and directors of Investment Counselors of Maryland, Inc. ("ICM"). The business address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. No officer or director of ICM has any other affiliation with the Registrant.

          Craig Lewis, Principal and Director
          Linda W. McCleary, Principal and Director
          Robert D. McDorman, Jr., Principal and Director
          Stephen T. Scott, Principal and Director
          David E. Nelson, Principal and Director
          Paul L. Borssuck, Principal
          Charles W. Neuhauser, Senior Vice President
          Daniel O. Shackelford, Senior Vice President
          Robert F. Boyd, Executive Vice President

     C.S. McKee & Company, Inc.

     Listed below are the executive officers and directors of C.S. McKee & Company, Inc. ("C.S. McKee"). The business address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. No officer or director of C.S. McKee has any other affiliation with the Registrant.

          Charles E. Jacobs, Chairman
          James H. Hanes, President and Director
          Joseph F. Bonomo, Jr., Senior Vice President
          Walter C. Bean, Senior Vice President
          William J. Andrews, Vice President
          Kathryn J. Murin, Senior Vice President
          Joseph A. Murvar, Portfolio Manager
          Malcolm G. Nimick, Portfolio Manager
          Norman S. Allan, Senior Vice President
          Bradford J. Hanes, Assistant Vice President
          Lloyd F. Stamy, Jr., Senior Vice President
          William Vescio, Vice President
          Susan A. Darragh, Treasurer

     NWQ Investment Management Company

     Listed below are the executive officers and directors of NWQ Investment Management Company, Inc. ("NWQ"). The business address of NWQ is 655 South Hope Street, 11th Floor, Los Angeles, California 90017. No officer or director of NWQ has any other affiliation with the Registrant.

          David A. Polak, President and Director
          Edward C. Friedel, Jr., Director and Managing Director
          James P. Owen, Managing Director
          James H. Galbreath, Director and Managing Director
          Mary-Gene Slaven, Clerk, CFO, COO and Managing Director
          Michael C. Mendez, Managing Director
          Phyllis G. Thomas, Managing Director
          Paul R. Guastamacchio, Vice President and Portfolio Manager
          Martin Pollack, Vice President and Portfolio Manager
          Thomas J. Laird, Vice President and Portfolio Manager
          Justin T. Clifford, Vice President
          Jeffrey M. Cohen, Vice President and Portfolio Manager
          Karen S. McCue, Vice President and Director of Institutional Marketing Ronald R. Sternal, Vice President
          Ronald R. Halverson, Vice President
          Kathy Seraff, Vice President

     Rice, Hall, James & Associates

     Listed below are the executive officers and directors of Rice, Hall, James & Associates ("RHJ"). The business address of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101. No officer or director of RHJ has any other affiliation with the Registrant.

          Walter H. Beck, Director and Senior Vice President
          Hubert M. Collins, Vice President and Portfolio Manager
          Charles G. King, Vice President and Portfolio Manager
          Thomas W. McDowell, Director, President and Portfolio Manager Gary S. Rice, Vice President and Portfolio Manager
          David P. Tessmer, Director, Vice President and Portfolio Manager Timothy A. Todaro, Vice President and Portfolio Manager
          Samuel R. Trozzo, Chairman and Chief Executive Officer
          Mitchell S. Little, Vice President
          Michelle P. Connell, Vice President and Portfolio Manager
          James Dickinson, Vice President and Portfolio Manager

     Sirach Capital Management, Inc.

     Listed below are the executive officers and directors of Sirach Capital Management, Inc. ("Sirach"). The business address of Sirach is 3323 One Union Square, 600 University Street, Seattle, Washington 98101. No officer or director of Sirach has any other affiliation with the Registrant.

          Harvey G. Bateman, Treasurer and Director
          Barry E. Fetterman, Secretary and Director
          Thomas Gillespie, Vice President and Director
          George B. Kauffman, Chairman of the Board and Director
          William B. Sanders, President and Director

     Spectrum Asset Management, Inc.

     Listed below are the executive officers and directors of Spectrum Asset Management, Inc. ("SAMI"). The business address of SAMI is 4 High Ridge Park, Stamford, Connecticut 06905. No officer or director of SAMI has any other affiliation with the Registrant.

          Scott T. Fleming, Chairman of the Board and Chief Financial Officer Bernard M. Sussman, Senior Vice President
          L. Phillip Jacoby, IV, Vice President - Portfolio Management Margaret S. Gilliland, Vice President
          Patrick G. Hurley, Hedge Manager

     Sterling Capital Management Company

     Listed below are the executive officers and directors of Sterling Capital Management Company ("Sterling"). The business address of Sterling is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28246. No officer or director of Sterling has any other affiliation with the Registrant.

          W. Olin Nisbet, III, Chairman and Chief Executive Officer Mark W. Whalen, President
          David M. Ralston, Chief Investment Officer
          J. Calvin Rivers, Executive Vice President
          Harry F. Wolfe, Jr., Senior Vice President
          Alexander W. McAlister, Senior Vice President
          James R. Norris, Senior Vice President
          Brian R. Walton, Senior Vice President
          Eduardo A. Brea, Vice President
          Mary D. Chaney, Vice President and Secretary/Treasurer
          Rebecca G. Douglass, Vice President
          Mary Weeks Frutain, Vice President
          Esther L. Glenn Vice President

     Thompson, Siegel & Walmsley, Inc.

     Listed below are the executive officers and directors of Thompson, Siegel and Walmsley, Inc. ("TS&W"). The business address of TS&W is 5000 Monument Avenue, Richmond, Virginia 23230. No officer or director of TS&W has any other affiliation with the Registrant.

          John T. Siegel, President, Treasurer and Director
          Matthew G. Thompson, Senior Vice President and Director
          S. Pierce Walmsley, IV, Senior Vice President and Director Kathleen M. Blanton, Vice President
          Lori N. Anderson, Vice President
          Charles A. Gomer, III, Vice President
          Paul A. Ferwerda, Vice President
          Peter D. Hartman, Vice President
          G.D. Rothenberg, Vice President
          Horace P. Whitworth, II, Vice President and Secretary
          Elizabeth Cabell Jennings, Vice President
          Alan C. Ashworth, Vice President

     AAM, C&B, DSI, FMA, ICM, C.S. McKee, NWQ, RHJ, Sirach, SAMI, Sterling and TS&W are each wholly-owned affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation acquiring and owning firms engaged primarily in institutional investment management.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) UAM Fund Distributors, Inc., the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund II).

     (b)  Not applicable.

     (c)  Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.)

ITEM 31.   MANAGEMENT SERVICES

     Not applicable.

ITEM 32.   UNDERTAKINGS

     (a)  Not applicable

     (b) (i)   Registrant undertakes to file a post-effective amendment
containing reasonably current financial statements, which need not be certified for the Sterling Partners' Small Cap Value Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

         (ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of each Portfolio, whichever is later.

         (iii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Rice, Hall, James Small/Mid Cap Portfolio within four to six months of the effective date of such Portfolio.

         (iv) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

         (v) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the AEW Commercial Mortgage-Backed Securities Portfolio within four to six months of the commencement of operations of such Portfolio.

         (vi) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the HJMC Equity Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

         (vii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Cambiar Anticipation Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

     (c) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

     (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.